UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

JACKSONVILLE BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

October 20, 2010

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of Jacksonville Bancorp, Inc., which will be held on November 9, 2010, beginning at 11:00 a.m., local time. The meeting will be held at the company’s corporate offices at 100 North Laura Street, Suite 1000, Jacksonville, Florida 32202. The purpose of the meeting is to consider and vote upon the proposals explained in the notice and the Proxy Statement.

A formal notice describing the business to come before the meeting, a Proxy Statement and a proxy card are enclosed.

You may think your vote is not important, but it is vital. The meeting of shareholders will be unable to conduct any business if less than a majority of the shares eligible to vote is represented. Whether or not you plan to attend the Special Meeting in person, please vote your shares immediately by telephone, by Internet or by mail. If you vote by mail, please sign, date and return the enclosed proxy card in the accompanying postage-paid envelope as promptly as possible. If you later decide to attend the Special Meeting and vote in person, or if you wish to revoke your proxy for any reason before the vote at the Special Meeting, you may do so and your proxy will have no further effect.

Thank you for taking the time to vote.

Sincerely,

Donald E. Roller
Chairman of the Board

JACKSONVILLE BANCORP, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be Held on November 9, 2010

DEAR JACKSONVILLE BANCORP, INC. SHAREHOLDER:

You are cordially invited to attend the Special Meeting of Shareholders of Jacksonville Bancorp, Inc. (“JBI”), which will be held at JBI’s corporate offices at 100 North Laura Street, Suite 1000, Jacksonville, Florida 32202, on November 9, 2010, beginning at 11:00 a.m., local time (the “Special Meeting”).

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.	To approve the sale and issuance of an aggregate of 3,888,889 shares of JBI’s common stock to accredited investors (the “Stock Purchase”) pursuant to the terms of the Stock Purchase Agreement dated as of May 10, 2010, as amended on September 20, 2010 and as further amended on October 12, 2010, and as may be further amended from time to time.
2.	To approve the amendment and restatement of JBI’s articles of incorporation to:
(A)	increase the number of authorized shares of JBI capital stock to 50 million, consisting of 40 million shares of common stock and 10 million shares of preferred stock;
(B)	elect not to have Section 607.0902 of the Florida Business Corporation Act (the “FBCA”), the Florida Control Share Acquisitions statute, apply to JBI;
(C)	elect not to be governed by Section 607.0901 of the FBCA, which requires approval by two-thirds of a company’s shareholders to effect certain affiliated transactions;
(D)	reduce the threshold vote of JBI shareholders required to call a special meeting from those holding 20% to those holding 10% of the outstanding shares of JBI;
(E)	reduce the threshold vote of shareholders required to remove a director from those holding 60% to those holding a majority of the outstanding shares of JBI;
(F)	modify the procedures for shareholders to nominate directors and to submit proposals for shareholder vote;
(G)	permit shareholder action by written consent;
(H)	remove the provision concerning indemnification;
(I)	change the voting requirements for JBI shareholders to amend the articles of incorporation; and
(J)	change the voting requirements for JBI shareholders to amend the bylaws.
3.	To approve the grant of discretionary authority to the persons named as proxies to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the proposals listed above.

These proposals are described more fully in the attached Proxy Statement. You should carefully review all of the information set forth in the attached Proxy Statement. Only JBI shareholders of record at the close of business on September 17, 2010 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting. At the close of business on September 17, 2010, there were 1,749,387 shares of JBI common stock outstanding and entitled to vote.

To avoid the unnecessary expense of further solicitation, we urge you to immediately indicate your voting instructions by telephone, by Internet or by mail. If you vote by mail, please sign, date and return the enclosed proxy card as promptly as possible in the accompanying postage-paid envelope to ensure your representation at the Special Meeting. You may revoke the proxy at any time before it is exercised by following the instructions set forth in the section entitled “Voting of Proxies” on the first page of the accompanying Proxy Statement. Please note that if you choose to vote in person at the Special Meeting and you hold your shares through a securities broker in street name, you must obtain a proxy from your broker and bring that proxy to the meeting.

The affirmative vote of the holders of a majority of the shares of JBI common stock cast on the proposal at the Special Meeting, or any adjournment thereof, is required for the approval of Proposal 1 regarding approval of the Stock Purchase and the approval of Proposal 3 regarding the grant of discretionary authority to adjourn the Special Meeting to a later date. The affirmative vote of the holders of two-thirds of the shares of JBI common stock outstanding and entitled to vote on the proposal at the Special Meeting is required to approve each of the proposals comprising Proposal 2 regarding the amendment and restatement of JBI’s articles of incorporation. Each of the proposals comprising Proposal 2 is an element of a comprehensive amendment and restatement of JBI’s articles of incorporation, which is required to effect the Stock Purchase. Accordingly, each of the proposals comprising Proposal 2 is cross-conditioned upon all of the other proposals comprising Proposal 2 being approved by the JBI shareholders, and the entire Proposal 2 will fail if any such proposal does not pass. In addition, each of the proposals comprising Proposal 2 is cross-conditioned upon the approval of Proposal 1. In other words, if the JBI shareholders do not approve the Stock Purchase (Proposal 1), the entire Proposal 2 will fail; likewise, if the JBI shareholders do not approve all of the proposals comprising Proposal 2, the Stock Purchase proposal (Proposal 1) will fail. A vote in favor of all of the proposals comprising Proposal 2 will be deemed to and will constitute a vote for the adoption of the entire proposed amended and restated articles of incorporation in the form attached hereto as Annex A.

The board of directors of JBI unanimously recommends that you vote “FOR” each of the proposals described in the attached materials.

By Order of the Board of Directors
Price W. Schwenck Corporate Secretary October 20, 2010

PLEASE VOTE AS SOON AS POSSIBLE.
YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN.

*************************************

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON NOVEMBER 9, 2010

The Proxy Statement is available at www.proxyvote.com
or on JBI’s website at www.jaxbank.com.

Page
PROXY STATEMENT	1
QUESTIONS AND ANSWERS	4
SUMMARY OF THE STOCK PURCHASE AND THE MERGER	7
SELECTED CONSOLIDATED FINANCIAL DATA OF JBI	11
SELECTED CONSOLIDATED FINANCIAL DATA OF ABI	12
UNAUDITED COMBINED COMPANY PRO FORMA FINANCIAL INFORMATION	13
RISK FACTORS	21
PROPOSAL 1. THE STOCK PURCHASE	28
Summary of the Stock Purchase	28
Purpose and Background of the Stock Purchase	28
Preemptive Rights	29
Conditions to Closing of the Stock Purchase	29
Representations and Warranties	29
Waiver and Amendment	30
Conduct of Business Prior to Completion of the Stock Purchase	30
Termination and Termination Fees	31
Indemnification	32
Effect on Currently Outstanding JBI Common Stock	32
Use of Proceeds	32
Regulatory Approval	32
Registration Rights	32
Shareholder Approval Required	33
OPINION OF WUNDERLICH SECURITIES, INC.	34
Summary of Proposal	35
Information Considered	35
Analysis of Information Considered	36
PROPOSAL 2. AMENDMENT AND RESTATEMENT OF JBI’S ARTICLES OF INCORPORATION	42
Proposal 2A. Amendment and Restatement of JBI’s Articles of Incorporation to Increase the Number of Authorized Shares	43
Proposal 2B. Amendment and Restatement of JBI’s Articles of Incorporation to Elect Not to Have Section 607.0902 of the FBCA, the Florida Control Share Acquisitions Statute, Apply to JBI	43
Proposal 2C. Amendment and Restatement of JBI’s Articles of Incorporation to Elect Not to be Governed by Section 607.0901 of the FBCA	43
Proposal 2D. Amendment and Restatement of JBI’s Articles of Incorporation to Reduce the Threshold Shareholder Vote Required to Call a Special Meeting	44
Proposal 2E. Amendment and Restatement of JBI’s Articles of Incorporation to Reduce the Threshold Shareholder Vote Required to Remove a Director	44
Proposal 2F. Amendment and Restatement of JBI’s Articles of Incorporation to Modify the Procedures for Shareholders to Nominate Directors and to Submit Proposals for Shareholder Vote	44
Proposal 2G. Amendment and Restatement of JBI’s Articles of Incorporation to Permit Shareholders to Take Action by Written Consent	45

i

Page
Proposal 2H. Amendment and Restatement of JBI’s Articles of Incorporation to Remove the Provision Concerning Indemnification	46
Proposal 2I. Amendment and Restatement of JBI’s Articles of Incorporation to Change the Voting Requirements for Shareholders to Amend the Articles of Incorporation	47
Proposal 2J. Amendment and Restatement of JBI’s Articles of Incorporation to Change the Voting Requirements for Shareholders to Amend the Bylaws	48
Comparison of Rights Under Current Articles of Incorporation and Bylaws and Proposed New Articles of Incorporation and Bylaws	48
PROPOSAL 3. ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES	57
Shareholder Approval Required	57
THE MERGER	58
Summary of the Merger	58
Parties to the Merger	58
Background of the Merger	59
ABI’s Reasons for the Merger	64
JBI’s Reasons for the Merger	64
Opinion of Allen C. Ewing & Co.	65
Closing and Conditions to Closing of the Merger	72
Representations and Warranties	73
Waiver and Amendment	75
Conduct of Business Before Completion of the Merger	75
NASDAQ Qualification	77
ABI Prohibited from Soliciting Other Offers	77
Termination and Termination Fees	77
Payment of Expenses Relating to the Merger	79
Material United States Federal Income Tax Consequences of the Merger	79
Accounting Treatment of the Merger	82
Regulatory and Other Required Approvals	82
Stockholders Agreement	84
Comparison of Rights of Holders of ABI Common Stock and JBI Common Stock	84
ABOUT JBI	92
Business	92
Employees	99
Properties	99
Legal Proceedings	100
Management’s Discussion and Analysis of Financial Condition and Results of Operations	100
Market Price and Dividends on JBI’s Common Stock	123
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	124

ii

iii

Jacksonville Bancorp, Inc.

100 North Laura Street, Suite 1000
Jacksonville, Florida 32202

PROXY STATEMENT
Special Meeting of Shareholders

This Proxy Statement and the accompanying notice and proxy card are being furnished to you as a holder of Jacksonville Bancorp, Inc. (“JBI”) common stock, $0.01 par value per share, in connection with the solicitation of proxies by JBI’s Board of Directors (the “Board”) for use at the Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting will be held on November 9, 2010, beginning at 11:00 a.m., local time, at JBI’s corporate offices at 100 North Laura Street, Suite 1000, Jacksonville, Florida 32202. This Proxy Statement and the accompanying notice and proxy card are first being mailed to holders of JBI common stock on or about October 20, 2010.

Unless the context requires otherwise, references in this statement to “we,” “us” or “our” refer to Jacksonville Bancorp, Inc., its wholly-owned subsidiary, The Jacksonville Bank, and The Jacksonville Bank’s wholly-owned subsidiaries, Fountain Financial, Inc. and TJB Properties, LLC, on a consolidated basis. References to the “JBI” denote Jacksonville Bancorp, Inc. The Jacksonville Bank is referred to as “Jacksonville Bank.”

PURPOSE

JBI anticipates that its shareholders will act upon the following business at the meeting:

1.	To approve the sale and issuance of an aggregate of 3,888,889 shares of JBI common stock to accredited investors (the “Stock Purchase”) pursuant to the terms of the Stock Purchase Agreement dated as of May 10, 2010, as amended on September 20, 2010 and as further amended on October 12, 2010, and as may be further amended from time to time (the “Stock Purchase Agreement”).
2.	To approve the amendment and restatement of JBI’s articles of incorporation to:
(A)	increase the number of authorized shares of JBI capital stock to 50 million, consisting of 40 million shares of common stock and 10 million shares of preferred stock;
(B)	elect not to have Section 607.0902 of the Florida Business Corporation Act (the “FBCA”), the Florida Control Share Acquisitions statute, apply to JBI;
(C)	elect not to be governed by Section 607.0901 of the FBCA, which requires approval by two-thirds of a company’s shareholders to effect certain affiliated transactions;
(D)	reduce the threshold vote of JBI shareholders required to call a special meeting from those holding 20% to those holding 10% of the outstanding shares of JBI;
(E)	reduce the threshold vote of shareholders required to remove a director from those holding 60% to those holding a majority of the outstanding shares of JBI;
(F)	modify the procedures for shareholders to nominate directors and to submit proposals for shareholder vote;
(G)	permit shareholder action by written consent;
(H)	remove the provision concerning indemnification;
(I)	change the voting requirements for JBI shareholders to amend the articles of incorporation; and
(J)	change the voting requirements for JBI shareholders to amend the bylaws.
3.	To approve the grant of discretionary authority to the persons named as proxies to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the proposals listed above.

VOTING OF PROXIES

Shares represented by proxies properly signed and returned, unless subsequently revoked, will be voted at the Special Meeting in accordance with the instructions marked on the proxy. If a proxy is signed and returned without indicating any voting instructions, the shares represented by the proxy will be voted FOR approval of the proposals described in this Proxy Statement.

If you have executed and delivered a proxy, you may revoke such proxy at any time before it is voted by attending the Special Meeting and voting in person or by giving written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Such notice of revocation or later proxy should be sent to our transfer agent, Computershare Investor Services, LLC, at the address indicated on the enclosed proxy card. In order for the notice of revocation or later proxy to revoke the prior proxy, our transfer agent must receive such notice or later proxy before the vote of shareholders at the Special Meeting. Unless you vote at the meeting or take other action, your attendance at the Special Meeting will not revoke your proxy. If you are a beneficial owner but do not hold the shares in your name, you may vote your shares in person at the Special Meeting only if you provide a legal proxy obtained from your broker, trustee or nominee at the Special Meeting.

VOTING PROCEDURES

JBI’s bylaws provide that a majority of the outstanding shares of JBI common stock entitled to vote constitutes a quorum at a meeting of shareholders. The affirmative vote of the holders of a majority of the shares of JBI common stock cast on the proposal at the Special Meeting, or any adjournment thereof, is required for the approval of Proposal 1 regarding approval of the Stock Purchase and Proposal 3 regarding the grant of discretionary authority to adjourn the Special Meeting to a later date. The affirmative vote of the holders of two-thirds of the shares of JBI common stock outstanding and entitled to vote on the proposal at the Special Meeting is required to approve each of the proposals comprising Proposal 2 regarding the amendment and restatement of JBI’s articles of incorporation. Abstentions and broker non-votes will be considered present for purposes of constituting a quorum but will have no effect under Florida law with respect to the votes on the proposals.

Each of the proposals comprising Proposal 2 is an element of a comprehensive amendment and restatement of JBI’s articles of incorporation, which is required to effect the Stock Purchase. Accordingly, each of the proposals comprising Proposal 2 is cross-conditioned upon all of the other proposals comprising Proposal 2 being approved by the JBI shareholders, and the entire Proposal 2 will fail if any such proposal does not pass. In addition, each of the proposals comprising Proposal 2 is cross-conditioned upon the approval of Proposal 1. In other words, if the JBI shareholders do not approve the Stock Purchase (Proposal 1), the entire Proposal 2 will fail; likewise, if the JBI shareholders do not approve all of the proposals comprising Proposal 2, the Stock Purchase proposal (Proposal 1) will fail. A vote in favor of all of the proposals comprising Proposal 2 will be deemed to and will constitute a vote for the adoption of the entire proposed amended and restated articles of incorporation in the form attached hereto as Annex A.

If you are a beneficial owner and have questions or concerns about your proxy card, you are strongly encouraged to contact your bank, broker or other financial institution through which you hold the JBI shares.

VOTING SECURITIES

The Board has fixed the close of business on September 17, 2010 as the record date for determining the holders of its common stock entitled to receive notice of, and to vote at, the Special Meeting. At the close of business on September 17, 2010, there were issued and outstanding 1,749,387 shares of JBI common stock entitled to vote at the Special Meeting held by approximately 157 registered holders. You are entitled to one vote upon each matter properly submitted at the Special Meeting for each share of JBI common stock held on the record date.

SOLICITATION OF PROXIES

JBI has retained Morrow & Co., LLC, Stamford, Connecticut, to serve as its proxy solicitator for the Special Meeting. For this service, JBI will pay to Morrow & Co., LLC a fee of $7,500 plus reasonable expenses. The proxies will be solicited principally through the mail, but may also be solicited personally or by telephone, facsimile or by other means of communication. Directors, officers and employees of JBI may also solicit proxies. JBI will bear the costs of such solicitation, including preparation, printing and mailing costs. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward these proxy solicitation materials to shareholders whose JBI stock is held of record by such entities, and JBI will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

QUESTIONS AND ANSWERS

The following questions and answers are intended to address some commonly asked questions regarding the Special Meeting. These questions and answers may not address all questions that may be important to you as a shareholder of JBI. Please refer to the more detailed information contained elsewhere in this Proxy Statement, the annexes to this Proxy Statement and the documents referred to and incorporated by reference in this Proxy Statement.

Q:	Where and when is the Special Meeting?
A:	The Special Meeting will be held on November 9, 2010, beginning at 11:00 a.m., local time, at JBI’s corporate offices at 100 North Laura Street, Suite 1000, Jacksonville, Florida 32202.
Q:	Who is soliciting my proxy?
A:	This proxy is being solicited by JBI. JBI has retained Morrow & Co., LLC, Stamford, Connecticut, to serve as its proxy solicitor for the Special Meeting.
Q:	What are JBI shareholders being asked to approve at the Special Meeting?
A:	You are being asked to approve the Stock Purchase pursuant to the Stock Purchase Agreement and several proposals relating to the amendment and restatement of JBI’s articles of incorporation. You are also being asked to approve a proposal to grant discretionary authority to those persons named as proxies to adjourn the Special Meeting to a later date, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the Stock Purchase or the amendment and restatement of JBI’s articles of incorporation.

These actions are contemplated to be taken, and JBI is seeking approval of such actions, in connection with the proposed merger of Atlantic BancGroup, Inc. (“ABI”) with and into JBI (the “Merger”). The approval by JBI’s shareholders of the Stock Purchase and the amendment and restatement of JBI’s articles of incorporation are conditions precedent to the consummation of the Merger and are necessary in order to complete the Merger. The shareholders of JBI are not required to approve the Merger. However, the Merger will affect the current shareholders of JBI, and thus the shareholders should read the information provided in this Proxy Statement carefully.

Q:	How does the Board recommend that I vote?
A:	The Board unanimously recommends that you vote:
•	“FOR” Proposal 1 to approve the Stock Purchase pursuant to the Stock Purchase Agreement;
•	“FOR” each of the proposals comprising Proposal 2 to approve the amendment and restatement of JBI’s articles of incorporation; and
•	“FOR” Proposal 3 to grant discretionary authority to those persons named as proxies to adjourn the Special Meeting to a later date or dates, if necessary, if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 and each of the proposals comprising Proposal 2.
Q:	What vote of JBI shareholders is required to approve the proposals?
A:	The vote requirements to approve the proposals are as follows:
•	the approval of Proposal 1 regarding approval of the Stock Purchase requires the affirmative vote of the holders of a majority of shares of JBI common stock cast on the proposal in person or by proxy at the Special Meeting;
•	the approval of each of the proposals comprising Proposal 2 regarding the amendment and restatement of JBI’s articles of incorporation requires the affirmative vote of the holders of two-thirds of the shares of JBI common stock outstanding and entitled to vote on the proposal at the Special Meeting; and

•	the approval of Proposal 3 regarding the grant of discretionary authority to the persons named as proxies to adjourn the Special Meeting to a later date, if necessary, to solicit additional proxies requires the affirmative vote of the holders of a majority of shares of JBI common stock cast on the proposal in person or by proxy at the Special Meeting.
Q:	Who is entitled to vote at the Special Meeting?
A:	Only holders of record of JBI common stock as of the close of business on September 17, 2010, the record date for the Special Meeting, are entitled to receive notice of and to vote at the Special Meeting. You will have one vote on each matter considered at the Special Meeting for each share of JBI common stock you owned at the close of business on the record date. On the record date, 1,749,387 shares of JBI common stock, held by approximately 157 holders of record, were outstanding and entitled to be voted at the Special Meeting.
Q:	How many shares must be present or represented at the Special Meeting in order to conduct business?
A:	A quorum of shareholders is necessary to hold a valid special meeting. A quorum will be present at the Special Meeting if a majority of the outstanding shares of JBI common stock entitled to vote on the record date are present in person or represented by proxy. Abstentions and broker non-votes will be considered present for purposes of constituting a quorum under Florida law.
Q:	What do I need to do now? How do I vote?
A:	You are urged to read this Proxy Statement, including its annexes, carefully and in its entirety. You are encouraged to consider how the Stock Purchase and the amendment and restatement of the articles of incorporation affects you. You may vote by:
•	Telephone, using the toll-free number listed on your proxy card (if you are a registered shareholder, that is if you hold your stock in your name) or vote instruction card (if your shares are held in “street name,” meaning that your shares are held in the name of a bank, broker or other nominee and your bank, broker or nominee makes telephone voting available);
•	Internet, at the address provided on your proxy card (if you are a registered shareholder) or vote instruction card (if your shares are held in “street name” and your bank, broker or nominee makes Internet voting available); or
•	Mail, by completing, signing, dating and mailing your proxy card or vote instruction card and returning it in the envelope provided.

If your shares of JBI common stock are held in “street name” by your broker, be sure to give your broker instructions on how you want to vote your shares because your broker will not be able to vote your shares on the proposals at the Special Meeting without instructions from you. See the question below “If my broker holds my shares in ‘street name,’ will my broker vote my shares for me?”

Q:	When should I send in my proxy card?
A:	You should send in your proxy card or vote over the Internet or by telephone as soon as possible so that your shares will be voted at the Special Meeting.
Q:	If my broker holds my shares in “street name,” will my broker vote my shares for me?
A:	Yes, but only if you provide specific instructions to your broker on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without these instructions, your shares will not be voted.
Q:	May I vote in person?
A:	Yes. You may attend the Special Meeting and vote your shares in person. If your shares are held in “street name,” you must get a proxy card from your broker or bank in order to attend the Special Meeting and vote in person.

You are urged to sign, date and return the enclosed proxy card or to vote over the Internet or by telephone as soon as possible, even if you plan to attend the Special Meeting, as it is important that your shares be represented and voted at the Special Meeting. If you attend the Special Meeting, you may vote in person as you wish, even though you have previously returned your proxy card. See question below “May I change my vote after I have mailed my signed proxy card?”

Q:	May I change my vote after I have mailed my signed proxy card?
A:	Yes. You may change your vote at any time before the shares of JBI common stock reflected on your proxy card are voted at the Special Meeting. If your shares are registered in your name, you can do this in one of three ways:
•	first, you can deliver to JBI’s Corporate Secretary a written notice stating that you would like to revoke your proxy; the written notice should bear a date later than the proxy card;
•	second, you can complete, execute and deliver to JBI’s Corporate Secretary a new, later-dated proxy card for the same shares, provided the new proxy card is received before the polls close at the Special Meeting; or
•	third, you can attend the Special Meeting and vote in person.

Any written notice of revocation should be delivered to JBI’s Corporate Secretary at or before the taking of the vote at the Special Meeting. Your attendance at the Special Meeting alone will not revoke your proxy.

If you have instructed your broker to vote your shares, you must follow directions received from your broker to change your vote. You cannot vote shares held in “street name” by returning a proxy card directly to JBI or by voting in person at the Special Meeting, unless you obtain a proxy card from your bank or broker.

Q:	Who will bear the cost of the solicitation?
A:	The expense of soliciting proxies of JBI’s shareholders will be borne by JBI. Morrow & Co., LLC, a proxy solicitation firm, will assist JBI in soliciting proxies for the Special Meeting and JBI will pay them a fee of $7,500, plus reasonable expenses, for such services. JBI will reimburse brokers, banks and other custodians, nominees and fiduciaries representing beneficial owners of shares for their reasonable expenses in forwarding soliciting materials to beneficial owners. Proxies may also be solicited by certain of JBI’s directors, officers and employees. No additional compensation will be paid for these services.
Q:	What happens if I sell my shares of JBI common stock before the Special Meeting?
A:	The record date of the Special Meeting is earlier than the date of the Special Meeting. If you transfer your shares of JBI common stock after the record date but before the Special Meeting, you will retain your right to vote at the Special Meeting.
Q:	Who can help answer my other questions?
A:	If you have additional questions about the Special Meeting, including the procedures for voting your shares, or if you would like additional copies, without charge, of this Proxy Statement, you should contact Jacksonville Bancorp, Inc., 100 North Laura Street, Suite 1000, Jacksonville, Florida 32202, Attention: Corporate Secretary or JBI’s proxy solicitor, Morrow & Co., LLC, Stamford, Connecticut, at (800) 245-1502. If your broker holds your shares, you may also call your broker for additional information.

SUMMARY OF THE STOCK PURCHASE AND THE MERGER

This summary highlights selected information from this Proxy Statement and may not contain all of the information that is important to you. To understand the Stock Purchase and the Merger fully, and for a more complete description of the legal terms of each, you should carefully read this entire Proxy Statement, the annexes attached to this Proxy Statement and the documents which are referred to in this Proxy Statement. The Stock Purchase Agreement and the Merger Agreement are attached as Annexes C and F to this Proxy Statement, respectively. We have included page references in parentheses to direct you to the appropriate place in this Proxy Statement for a more complete description of the topics presented in this summary.

The Stock Purchase (see pages 28-33)

In connection with the proposed Merger (discussed below), JBI entered into a Stock Purchase Agreement on May 10, 2010, which was amended on September 20, 2010 and further amended on October 12, 2010 (the “Stock Purchase Agreement”), with four accredited investors (the “Investors”) for the purchase by the Investors of an aggregate of 3,888,889 shares of JBI’s common stock at a cash purchase price of $9.00 per share (the “Stock Purchase”), subject to the terms and conditions contained therein. Under the Stock Purchase Agreement, CapGen Capital Group IV LP (“CapGen”) has committed to purchase approximately $24.2 million in shares of JBI common stock and JBI has agreed to nominate and appoint a designee of CapGen to JBI’s board of directors, currently anticipated to be John Sullivan.

The purpose of the Stock Purchase is to enable the Merger to be completed. The amount of cash being raised in the Stock Purchase is directly tied to the amount of additional capital JBI needs in order to obtain regulatory approval to consummate the Merger. If the Merger is not consummated, the Stock Purchase will not close. The completion of the Merger and the Bank Merger (defined below) is a condition to the closing of the Stock Purchase. In addition, the completion of the Merger is conditioned upon the approval of the Stock Purchase by JBI shareholders and the satisfaction of all of the conditions to closing of the Stock Purchase listed in the Stock Purchase Agreement (other than the completion of the Merger and the Bank Merger). Assuming all of the other conditions to completing the Stock Purchase are satisfied or waived, if the Stock Purchase is approved by JBI’s shareholders, JBI expects to complete the Stock Purchase in the fourth quarter of 2010.

Regulatory Approval of the Stock Purchase (see page 32)

In connection with the Stock Purchase and as a condition precedent to the Stock Purchase and the Merger, CapGen, the lead Investor, must become a bank holding company by application to, and approval by, the Federal Reserve. An application for such approval was filed with the Federal Reserve in May 2010 and was approved by the Federal Reserve on October 14, 2010.

Preemptive Rights (see page 29)

Under the Stock Purchase Agreement, the Investors have preemptive rights with respect to public or private offerings of JBI common stock (or rights to purchase, or securities convertible into or exercisable for, JBI common stock) during a 24-month period after the closing of the Stock Purchase to enable the Investors to maintain their percentage interests of JBI common stock beneficially owned.

Termination of the Stock Purchase Agreement and Termination Fees (see pages 31 – 32)

The Stock Purchase Agreement may be terminated by JBI or an Investor under certain circumstances, including if the closing of the Stock Purchase has not occurred by December 31, 2010. If the Stock Purchase Agreement is terminated, CapGen may be entitled to a termination fee of $500,000.

Registration Rights (see pages 32-33)

On May 10, 2010 and in connection with the Stock Purchase, JBI entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors pursuant to which JBI is obligated to use its reasonable best efforts to file a registration statement covering the resale of the JBI common stock issued to the Investors in the Stock Purchase by the earlier of (i) 30 days following the closing of the Stock Purchase, and (ii) two business days following JBI’s filing of audited or pro forma financial statements with the Securities and Exchange Commission (the “SEC”) to reflect the Merger, if required. The Registration Rights Agreement also provides Investors with demand registration rights and piggyback registration rights under certain circumstances.

Under the Registration Rights Agreement, the registration statement must generally be declared effective by the earlier of (i) 60 days following the filing date (or 120 days in the event the registration statement is reviewed by the SEC or additional financial statements reflecting the acquisition of ABI are required or requested by the SEC), and (ii) five business days after JBI is notified that the registration statement will not be reviewed or will not be subject to further review. In the event the registration statement is not filed by the filing deadline provided in the Registration Rights Agreement, or declared effective by the effectiveness deadline, subject to certain other conditions, JBI will be liable to the Investors for liquidated damages in the amount of 1% of the purchase price paid for any JBI common stock held on such day, as more specifically provided in the Registration Rights Agreement.

The Merger and the Merger Consideration (see page 58)

On May 10, 2010, JBI and Atlantic BancGroup, Inc. (“ABI”), the bank holding company for Oceanside Bank, entered into an Agreement and Plan of Merger, which was amended on September 20, 2010 (the “Merger Agreement”), pursuant to which, subject to the terms and conditions contained therein, ABI will merge with and into JBI (the “Merger”), with JBI remaining as the surviving entity. The Merger Agreement also contemplates the merger of Oceanside Bank with and into Jacksonville Bank (the “Bank Merger”) immediately following the Merger. Under the Merger Agreement, one member of ABI’s board of directors, anticipated to be Donald F. Glisson, Jr., will be appointed to the Board.

If the Merger is completed, each outstanding share of ABI common stock will be automatically cancelled and converted into the right to receive the Merger consideration (JBI common stock and cash). Under the terms of the Merger Agreement, ABI shareholders will receive, for each share of ABI common stock held on the record date, 0.2 shares of JBI common stock and $0.67 in cash. The proposed consideration will consist of approximately 249,503 shares of JBI common stock in the aggregate.

Fairness Opinions (see pages 34 – 41 and 65 – 72)

Prior to entering into the Merger Agreement and the Stock Purchase Agreement, the Board obtained a fairness opinion from Wunderlich Securities, Inc. (“Wunderlich”) indicating that the consideration to be received by JBI in the Stock Purchase, and the consideration to be paid by JBI in the acquisition of ABI pursuant to the Merger Agreement, is fair to JBI from a financial point of view.

In deciding to adopt the Merger Agreement, the board of directors of ABI considered, among other things, the opinion of its financial advisor, Allen C. Ewing & Co. (“Ewing”), an independent investment bank specializing in advising financial institutions. Ewing’s opinion concluded that, based upon and subject to various matters set forth in its opinion, the terms of the Merger were fair, from a financial point of view, to ABI’s shareholders.

Effect on Currently Outstanding Common Stock (see page 32)

If the Merger and the Stock Purchase are completed, the shareholders of ABI, the current shareholders of JBI and the Investors will own approximately 4%, 30% and 66%, respectively, of the outstanding JBI common stock following the transactions, assuming that 249,503 shares of JBI common stock are issued to ABI shareholders in the Merger. Accordingly, the transactions will be significantly dilutive in voting power to JBI’s existing shareholders and after the Merger and Stock Purchase, the Investors will have the power to elect JBI’s directors and otherwise control JBI as a result of their ownership of a majority of the outstanding shares of JBI common stock.

Parties to the Merger (see pages 58 – 59)

Atlantic BancGroup, Inc.
1315 South Third Street
Jacksonville Beach, Florida 32250
Telephone: (904) 247-9494

ABI is the bank holding company for Oceanside Bank and is headquartered in Jacksonville Beach, Florida.

Jacksonville Bancorp, Inc.
100 North Laura Street
Jacksonville, Florida 32202
Telephone: (904) 421-3040

JBI is the bank holding company for Jacksonville Bank and is headquartered in Jacksonville, Florida.

Reasons for the Merger (see pages 64 – 65)

ABI’s board of directors evaluated the financial, market and other considerations bearing on the decision to adopt and recommend the Merger Agreement. In reaching its conclusion that the Merger Agreement is in the best interests of ABI and its shareholders, the ABI board of directors carefully considered several material factors, which are discussed under “The Merger — ABI’s Reasons for the Merger.”

The Board, with the assistance of legal advisors, evaluated the financial, legal and market considerations bearing on the decision to adopt and approve the Merger Agreement. In reaching its conclusion that the Merger Agreement is in the best interests of JBI and its shareholders, the Board carefully considered several material factors, which are discussed under “The Merger — JBI’s Reasons for the Merger.”

ABI is Prohibited from Soliciting Other Offers (see page 77)

The Merger Agreement contains detailed provisions that prohibit ABI and its respective officers, directors, and agents from taking any action, directly or indirectly, to encourage, to solicit, initiate or knowingly encourage any inquiries regarding, or the making of, any proposal which constitutes an acquisition proposal, entering into any letter of intent or agreement relating to any acquisition proposal other than a confidentiality agreement, or participating in any discussions or negotiations regarding, or taking any other action knowingly to facilitate any inquiries or the making of any proposal that constitutes, or would reasonably be expected to lead to, any acquisition proposal.

The Merger Agreement does not, however, prohibit ABI from engaging in negotiations and providing non-public information (subject to obtaining confidentiality agreements) in response to an unsolicited proposal from an unrelated party if ABI’s board of directors determines, in good faith, that the acquisition proposal is, or is reasonably likely to lead to the delivery of, a superior financial proposal to ABI shareholders.

What Is Needed to Complete the Merger (see pages 72-73)

To complete the Merger, JBI and ABI must receive the approval of certain regulatory agencies. Applications were filed with the Federal Reserve, the Federal Deposit Insurance Corporation (the “FDIC”) and the Florida Office of Financial Regulation (the “OFR”) seeking approval of the Merger in May and June 2010. On September 22, 2010, JBI received notice from the OFR that it intends to approve the application for authority to merge Oceanside Bank with and into Jacksonville Bank, subject to certain customary conditions. On October 14, 2010, the Federal Reserve approved the application for the Merger. The final approvals from the FDIC or the OFR may impose conditions or restrictions that, in the opinion of JBI and/or ABI, would have a material adverse effect on the economic or business benefits of the Merger. In that event, JBI and ABI may terminate the Merger Agreement. The Merger is also contingent upon, among other things, the approval by the JBI shareholders of the Stock Purchase and the amendment and restatement of JBI’s articles of incorporation.

Termination of the Merger Agreement and Termination Fees (see pages 77-79)

ABI and JBI can agree by mutual consent to terminate the Merger Agreement, if the board of directors of each determines to do so. Further, under circumstances specified in the Merger Agreement, either ABI or JBI may terminate the Merger Agreement, including if the Merger has not closed by December 31, 2010. If the Merger Agreement is terminated under particular circumstances set forth in the Merger Agreement, ABI will be required to pay to JBI, or JBI will be required to pay to ABI, a termination fee in the amount of $300,000.

Differences in Rights of JBI’s Shareholders After the Merger (see pages 84-91)

When the Merger is consummated, ABI shareholders will become JBI shareholders, and their rights as JBI shareholders will be governed by JBI’s newly amended and restated articles of incorporation and bylaws, and by the Florida Business Corporation Act (the “FBCA”). The rights of JBI shareholders after the Merger

(including the former ABI shareholders) differ from the rights of ABI’s current shareholders in certain important respects, which are detailed in the section entitled “Comparison of Rights of Holders of ABI Common Stock and JBI Common Stock.”

Material United States Federal Income Tax Consequences of the Merger (see pages 79-82)

The Merger has been structured to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Merger qualifies as a reorganization, ABI shareholders will not recognize any gain or loss solely from the exchange of ABI common stock for JBI common stock. Because the Merger consideration also involves a cash payment, ABI shareholders may recognize gain (but not loss) from the exchange, but not in excess of the cash received. To the extent an ABI shareholder is paid cash in lieu of any fractional share of JBI common stock, such shareholder will recognize gain or loss with respect to such fractional share.

Accounting Treatment of the Merger (see page 82)

The Merger will be accounted for as a “purchase,” as that term is used under accounting principles generally accepted in the United States, known as GAAP, for accounting and financial reporting purposes.

Oceanside Bank is Subject to a Consent Order (see pages 134-137)

Effective January 7, 2010, Oceanside Bank became subject to a consent order issued by the FDIC and the OFR. The consent order represents an agreement among Oceanside Bank, the FDIC, and the OFR as to areas of Oceanside Bank’s operations that warrant improvement and presents a plan for making those improvements. The consent order imposes no fines or penalties on Oceanside Bank. The consent order’s most significant requirement is that Oceanside Bank achieves and maintains a Tier 1 leverage capital ratio of not less than 8% and a total risk-based capital ratio of not less than 11%. At June 30, 2010, Oceanside Bank’s Tier 1 leverage capital ratio was 4.64% and its total risk-based capital ratio was 8.20%. The consent order also requires Oceanside Bank to reduce the balance of assets classified “Substandard” by the FDIC according to a graduated scale, culminating in such loans totaling not more than 50% of Tier 1 capital plus the ALLL on or before January 2, 2011. Oceanside Bank did meet the first two targeted goals, with classified assets cited by the FDIC of $14.1 million at June 30, 2010, or 79.4% of Tier 1 capital plus the ALLL ($17.8 million). The consent order also places other operational and lending restrictions and requirements on Oceanside Bank.

ABI’s Auditors have Expressed Concern about ABI’s Ability to Continue as a Going Concern (see page F-66)

In its report dated April 15, 2010, ABI’s independent registered public accounting firm stated that ABI’s net losses raise substantial doubts about ABI’s ability to continue as a going concern. In that firm’s opinion, ABI’s ability to continue as a going concern is in doubt as a result of the continued deterioration of its loan portfolio and is subject to ABI’s ability to service its existing loans in a manner that will return ABI to profitability or to identify and consummate a strategic transaction, including the potential sale of ABI. If ABI is not able to successfully accomplish such actions, it is possible that its subsidiary bank, Oceanside Bank, may fail and be placed into receivership with the FDIC.

SELECTED CONSOLIDATED FINANCIAL DATA OF JBI

The following table presents selected consolidated financial data for JBI. The balance sheet and income statement data for the years ended December 31, 2009, 2008, 2007, 2006 and 2005 have been derived from JBI’s consolidated financial statements. The ratios and other data are unaudited and have been derived from JBI’s records. The information presented below should be read in conjunction with JBI’s consolidated financial statements and related notes, “About JBI — Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the other information included with respect to JBI in this Proxy Statement.

	At or for the Year Ended December 31, (Dollars in thousands, except per share figures)
Financial Condition Data:	2009	2008	2007	2006	2005
Cash and cash equivalents	$5,647	$10,148	$6,035	$4,478	$4,767
Securities, available for sale and held to maturity	22,171	29,734	29,777	26,109	24,261
Loans, net	384,133	374,993	339,265	281,006	232,031
All other assets	26,860	19,124	16,885	13,982	11,985
Total assets	$438,811	$433,999	$391,962	$325,575	$273,044
Deposit accounts	370,635	345,544	288,893	282,626	234,211
Other borrowings	39,777	60,550	74,830	18,832	17,650
All other liabilities	1,131	1,060	1,610	979	1,337
Shareholders’ equity	27,268	26,845	26,629	23,138	19,846
Total liabilities and shareholders’ equity	$438,811	$433,999	$391,962	$325,575	$273,044

Operations Data:	2009	2008	2007	2006	2005
Total interest income	$23,204	$25,563	$26,808	$22,017	$15,748
Total interest expense	9,729	13,560	14,419	10,945	6,529
Net interest income	13,475	12,003	12,389	11,072	9,219
Provision for loan losses	4,361	3,570	542	546	481
Net interest income after provision for loan losses	9,114	8,433	11,847	10,526	8,738
Noninterest income	841	1,178	1,184	1,047	964
Noninterest expenses	9,983	9,805	8,485	7,573	6,287
Income before income taxes	(28)	(194)	4,546	4,000	3,415
Income taxes	(104)	(229)	1,588	1,477	1,242
Net income	$76	$35	$2,958	$2,523	$2,173
Per Share Data:
Basic earnings per share	$.04	$.02	$1.70	$1.46	$1.27
Diluted earnings per share	.04	.02	1.63	1.39	1.21
Dividends declared per share	—	—	—	—	—
Total shares outstanding at end of year	1,749,243	1,748,599	1,746,331	1,741,688	1,714,716
Ratios and Other Data:
Book value per share at end of year	$15.59	$15.35	$15.25	$13.28	$11.57
Return on average assets	0.02%	0.01%	0.82%	0.83%	0.88%
Return on average equity	0.28%	0.13%	12.08%	11.92%	11.69%
Average equity to average assets	6.22%	6.40%	6.76%	6.95%	7.49%
Interest rate spread during the period	2.89%	2.46%	2.90%	3.15%	3.27%
Net yield on average interest-earning assets	3.23%	2.97%	3.56%	3.81%	3.88%
Noninterest expenses to average assets	2.30%	2.33%	2.34%	2.49%	2.53%
Average interest-earning assets to average interest-bearing liabilities	1.15%	1.15%	1.16%	1.17%	1.22%
Nonperforming loans and foreclosed assets as a percentage of total assets at end of year	2.91%	2.89%	0.18%	0.26%	0.28%
Allowance for loan losses as a percentage of total loans at end of year	1.75%	1.24%	0.91%	0.92%	0.94%
Total number of banking offices(1)	5	5	5	5	3

(1)	Amount represents banking offices operating at December 31 of each year. Jacksonville Bank currently has five operating offices.

SELECTED CONSOLIDATED FINANCIAL DATA OF ABI

The following table presents selected consolidated financial data for ABI. The balance sheet and income statement data for the years ended December 31, 2009, 2008, 2007, 2006 and 2005 have been derived from ABI’s consolidated financial statements. The ratios and other data are unaudited and have been derived from ABI’s records. The information presented below should be read in conjunction with ABI’s consolidated financial statements and related notes, “About ABI — Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the other information included with respect to ABI in this Proxy Statement.

	At or for the Year Ended December 31, (Dollars in thousands, except per share figures)
Financial Condition Data:	2009	2008	2007	2006	2005
Cash and cash equivalents	$31,083	$17,177	$4,656	$17,699	$14,987
Securities	57,531	30,406	41,300	39,837	38,290
Loans, net	194,187	203,030	201,891	176,109	151,251
All other assets	14,565	17,360	13,559	9,852	9,352
Total assets	$297,366	$267,973	$261,406	$243,497	$213,880
Deposit accounts	269,984	239,844	217,491	192,704	168,480
Other borrowings	15,393	9,393	23,581	32,314	29,138
All other liabilities	2,309	1,804	1,478	1,228	1,030
Shareholders’ equity	9,680	16,932	18,856	17,251	15,232
Total liabilities and shareholders’ equity	$297,366	$267,973	$261,406	$243,497	$213,880

Operations Data:	2009	2008	2007	2006	2005
Total interest income	$13,895	$15,335	$17,368	$15,502	$11,259
Total interest expense	6,800	8,390	9,591	7,584	4,358
Net interest income	7,095	6,945	7,777	7,918	6,901
Provision for loan losses	6,268	4,424	629	194	334
Net interest income after provision for loan losses	827	2,521	7,148	7,724	6,567
Noninterest income	751	1,509	1,119	1,078	839
Noninterest expenses	8,491	7,649	6,413	5,981	5,283
Income (loss) before income taxes	(6,913)	(3,619)	1,854	2,821	2,123
Income taxes (benefit)	327	(1,692)	448	903	645
Net income (loss)	$(7,240)	$(1,927)	$1,406	$1,918	$1,478
Per Share Data:
Earnings (loss) per share	$(5.80)	$(1.54)	$1.13	$1.54	$1.18
Total shares outstanding at end of year	1,247,516	1,247,516	1,247,516	1,247,516	1,247,516
Ratios and Other Data:
Book value per share at end of year	$7.76	$13.57	$15.11	$13.83	$12.21
Return on average assets	(2.43%)	(0.74%)	0.57%	0.85%	0.76%
Return on average equity	(45.70%)	(10.37%)	7.77%	11.96%	10.13%
Average equity to average assets	5.31%	7.14%	7.30%	7.11%	7.55%
Interest rate spread during the period	2.92%	2.55%	2.78%	3.10%	3.40%
Net yield on average interest-earning assets	2.98%	3.03%	3.49%	3.84%	3.95%
Noninterest expenses to average assets	2.85%	2.94%	2.59%	2.65%	2.73%
Average interest-earning assets to average interest-bearing liabilities	1.02%	1.14%	1.17%	1.21%	1.22%
Nonperforming loans and foreclosed assets as a percentage of total assets at end of year	2.84%	3.96%	2.45%	0.03%	0.09%
Allowance for loan losses as a percentage of total loans at end of year	3.25%	1.93%	1.06%	0.90%	1.02%
Total number of banking offices(1)	4	4	4	4	4

(1)	Amount represents banking offices operating at December 31 of each year. Oceanside Bank currently has four operating offices.

UNAUDITED COMBINED COMPANY PRO FORMA FINANCIAL INFORMATION

The following unaudited combined company pro forma information is based on the historical financial statements of JBI and ABI and has been prepared to illustrate the effects of the Stock Purchase and the Merger. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2010 and the unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2009 and the six months ended June 30, 2010 give effect to the Stock Purchase and the Merger, accounted for under the purchase method of accounting. Under the purchase method of accounting, the assets and liabilities of ABI, as of the effective date of the Merger, will be recorded at their respective fair values and the excess of the Merger consideration over the fair value of ABI’s net assets will be allocated to goodwill. The final allocation of the Merger consideration will be determined after the Merger is completed and after the fair values of ABI’s tangible and identifiable intangible assets and liabilities as of the effective date of the Merger are determined. As a result, the final adjustments may be materially different from the unaudited combined company pro forma financial information presented in this Proxy Statement.

The unaudited pro forma condensed consolidated statement of income for the six months ended June 30, 2010 and the unaudited pro forma condensed balance sheet as of June 30, 2010 are based upon the unaudited financial statements of JBI and ABI as of and for the six months ended June 30, 2010 included in this Proxy Statement. The unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2009 is based on the audited financial statements of ABI and JBI included in this Proxy Statement. These unaudited pro forma condensed consolidated financial statements give effect to the transaction as if consummated at the beginning of the period presented and do not give effect to any anticipated cost savings or revenue enhancements in connection with the transaction.

The unaudited pro forma condensed consolidated financial statements should be considered together with the historical financial statements of ABI and JBI, including the respective notes to those statements, included in this Proxy Statement. The pro forma information is based on certain assumptions described in the accompanying notes and does not necessarily indicate the consolidated financial position or the results of operations in the future or the consolidated financial position or the results of operations that would have been realized had the Stock Purchase and the Merger been consummated at the beginning of the periods presented or as of the date for which the pro forma information was presented.

Combined Company Pro Forma Financial Information (Unaudited)
Condensed Consolidated Balance Sheet
as of June 30, 2010

(Dollars in thousands, except per share data)

	Historical		Pro Forma before Adjustments	Pro Forma Adjustments				Pro Forma after Adjustments
	Jacksonville Bancorp, Inc.	Atlantic BancGroup, Inc.		Debit		Credit
ASSETS
Cash, due from banks and interest-bearing deposits	$6,659	$33,131	$39,790	$34,716	(a)	$400	(d)	$73,269
						837	(e)
Federal funds sold	16,472	—	16,472	—		—		16,472
Total cash and cash equivalents	23,131	33,131	56,262	34,716		1,237		89,741
Securities available for sale	25,448	31,001	56,449	—				56,449
Securities held to maturity	—	14,986	14,986			265	(f)	14,721
Loans, net of allowance for loan losses	373,885	185,888	559,773			15,530	(f)	544,243
Premises and equipment, net	3,406	3,255	6,661					6,661
Bank-owned life insurance (BOLI)	9,037	142	9,179					9,179
Foreclosed real estate	6,090	2,497	8,587					8,587
Goodwill	—	—	—	5,837	(e)			5,837
Core deposit intangible				4,702	(b)			4,702
Deferred income taxes	2,729	500	3,229			1,675	(g)	1,554
Other assets	8,502	2,751	11,253					11,253
Total assets	$452,228	$274,151	$726,379	$45,255		$18,707		$752,927
LIABILITIES
Deposits
Noninterest-bearing demand deposits	$40,843	$33,901	$74,744	$—				$74,744
Money market, NOW and savings deposits	127,317	70,943	198,260	—				198,260
Time deposits	223,538	141,225	364,763			1,013	(f)	$365,776
Total deposits	391,698	246,069	637,767			1,013		638,780
Federal funds purchased	—	—	—	—				—
Securities sold under Agmt. to Repurchase	—	—	—	—				—
FHLB and other borrowings	20,000	12,300	32,300	—		166	(f)	32,466
Subordinated debt	14,550	3,093	17,643	1,619	(f)			16,024
Other liabilities	949	2,715	3,664			—		3,664
Total liabilities	$427,197	$264,177	$691,374	$1,619		$1,179		$690,934
SHAREHOLDERS’ EQUITY
Common Stock	17	12	29	12	(c)	37	(a,e)	54
Additional paid-in capital	18,679	11,788	30,467	11,788	(c)	34,679	(a)	55,604
						2,246	(e)
Retained earnings	6,306	(2,372)	3,934	—		2,372	(c)	6,306
Treasury Stock, shares	(12)	—	(12)	—				(12)
Accumulated other comprehensive income (loss)	41	546	587	546	(c)			41
Total stockholders’ equity	25,031	9,974	35,005	12,346		39,334		61,993
Total liabilities and stockholders’ equity	$452,228	$274,151	$726,379	$13,965		$40,513		$752,927
Number of common shares outstanding	1,749,387	1,247,516				4,138,392		5,887,779
Total book value per common share	$14.30	$8.00						$10.53
Tangible book value per common share	$14.30	$8.00						$8.74

NOTES TO THE COMBINED COMPANY PRO FORMA FINANCIAL INFORMATION (UNAUDITED)
Condensed Consolidated Balance Sheet
as of June 30, 2010

a.	The Investors will provide $35 million in new capital through the sale of newly issued shares of JBI common stock.

Pro forma net cash expected as a result of the capital raise:

New capital		$35,000
Professional fees	350
Estimated tax benefit	66
Net cost		284
Net cash		$34,716
b.	Estimated core deposit intangible asset of ABI’s total deposits, excluding time deposits. Core deposit intangible will be amortized over eight years using the double declining balance method as follows (dollars in thousands):

Year 1	$1,176
Year 2	882
Year 3	661
Year 4	397
Year 5	397
Year 6	397
Year 7	396
Year 8	396
4,702
c.	Elimination of ABI’s stockholders’ equity.
d.	The following are the pro forma costs expected as a result of the Merger (dollars in thousands):

Severance agreements	$250
Other merger costs	150
400
Estimated tax benefit	(94)

e.	The following represents the total Merger consideration and the amount of goodwill resulting from the Merger.

Total consideration to ABI shareholders (dollars in thousands, except per share data):

Cash consideration to ABI shareholders:
Number of shares of common stock issued	1,247,516
Cash per share	.67
Total cash consideration		$837
Stock consideration to ABI common shareholders:
Number of shares of ABI common stock issued and outstanding as of the record date	1,247,516
Exchange ratio for JBI shares	.20
Number of JBI shares of common stock to be issued	249,503
Assumed fair value of JBI common stock pursuant to the Merger Agreement	$9.00
Total stock consideration		$2,246
Total merger consideration		$3,083
Total purchase price		$3,083
Net equity of ABI per historical financial statements adjusted for:	9,974
ABI transaction costs	(400)
Estimated tax impact	94
Adjusted net equity of ABI	9,668
Core deposit intangible	4,702
Net fair value adjustments	(15,355)
Estimated tax impact	(1,769)
Pro forma net equity acquired		(2,754)
Total Goodwill		$5,837
f.	The estimated fair value of the assets acquired and the liabilities assumed as of the balance sheet date are as follows:

Cash and cash equivalents	$32,731
Securities and fed funds sold	45,722
Loans, net	170,358
Premises and equipment	3,255
Other assets	8,917
Total assets acquired	260,983
Deposits	247,082
FHLB	12,466
Subordinated debt	1,474
Other liabilities	2,715
Total liabilities assumed	263,737
Net liabilities acquired	$(2,754)
g.	ABI currently has a valuation allowance against the majority of its deferred tax assets. The Merger does result in an ownership change for tax purposes, which could further limit the ability to realize some of its deferred tax assets. As a result, the pro forma adjustments include a valuation allowance against certain net deferred tax assets arising from the purchase and fair value adjustments on the assets and liabilities of ABI. Reversal of the valuation allowance will occur at such time it is determined that it is more likely than not that these deferred tax assets could be realized.

Combined Company Pro Forma Financial Information (Unaudited)
Condensed Consolidated Statement of Income
for the Year Ended December 31, 2009

(Dollars in thousands, except per share data)

	Historical		Pro Forma before Adjustments	Pro Forma Adjustments				Pro Forma after Adjustments
	JBI	ABI		Debit		Credit
Interest and dividend income:
Loans, including fees	$22,190	$12,354	$34,544	$—		$3,458	(a)	$38,002
Taxable securities	648	875	1,523					1,523
Tax-exempt securities	414	665	1,079					1,079
Federal funds sold and other	(48)	1	(47)					(47)
Total interest income	23,204	13,895	37,099	—		3,458		40,557
Interest expense:
Deposits	7,844	6,268	14,112	—		809	(a)	13,303
Federal Reserve borrowing	116	—	116					116
FHLB and other borrowings	1,034	347	1,381	—		150	(a)	1,231
Subordinated debt	734	185	919	65	(a)			984
Federal funds purchased and repurchase agreements	1	—	1	—		—		1
Total interest expense	9,729	6,800	16,529	65		959		15,635
Net interest income	13,475	7,095	20,570	65		4,417		24,922
Provision for loan losses	4,361	6,268	10,629	—		—		10,629
Net interest income after provision for loan losses	9,114	827	9,941	65		4,417		14,293
Noninterest income:
Service charges on deposit accounts	597	611	1,208	—		—		1,208
Write-off of non-marketable equity Security	(132)	(179)	(311)					(311)
Net loss on disposal of premises and equipment	—	—	—	—		—		—
Other	376	319	695	—		—		695
Total noninterest income	841	751	1,592	—		—		1,592
Noninterest expenses:
Salaries and employee benefits	4,441	2,846	7,287	—		—		7,287
Occupancy and equipment	1,674	1,029	2,703					2,703
Regulatory assessment	1,020	1,014	2,034					2,034
Data processing	909	836	1,745					1,745
Professional fees	551	766	1,317					1,317
Advertising and business development	603	95	698					698
Amortization expense	—	—	—	1,176	(b)			1,176
Other	785	1,905	2,690	—		—		2,690
Total noninterest expenses	9,983	8,491	18,474	1,176		—		19,650
Income (loss) before income taxes	(28)	(6,913)	(6,941)	1,241		4,417		(3,765)
Income tax expense (benefit)	(104)	327	223	—		442		219
Net income (loss)	$76	$(7,240)	$(7,164)	$1,241		4,859		(3,546)
Other comprehensive income (loss)	287	(12)	275	—		—		275
Comprehensive income (loss)	$363	$(7,252)	$(6,889)	$1,241		$4,859		$(3,271)
Earnings (loss) per share:
Basic
Weighted average common shares outstanding	1,749	1,248						5,889
Basic earnings (loss) per common share	$0.04	$(5.80)						$(0.60)
Diluted
Weighted average common shares outstanding for basic earnings per common shares	1,749	1,248						5,889
Add: Dilutive effects of assumed exercises of stock options and warrants	—	—						—
Average shares and dilutive potential common shares	1,749	1,248						5,889
Diluted earnings (loss) per common share	$0.04	$(5.80)						$(0.60)

NOTES TO THE COMBINED COMPANY PRO FORMA FINANCIAL INFORMATION (UNAUDITED)
CONDENSED CONSOLIDATED STATEMENT OF INCOME
For the Year Ended December 31, 2009

a.	Accretion and amortization of estimate fair value adjustments to loans, deposits and other funding on a level yield basis.
b.	Represents the adjustment to record the amortization of the fair value adjustment on acquired core deposits using the double declining balance method amortized over eight years.

Combined Company Pro Forma Financial Information (Unaudited)
Condensed Consolidated Statement of Income
for the Six Months Ended June 30, 2010

(Dollars in thousands, except per share data)

	Historical		Pro Forma before Adjustments	Pro Forma Adjustments				Pro Forma after Adjustments
	JBI	ABI		Debit		Credit
Interest and dividend income:
Loans, including fees	$11,112	$5,574	$16,686	$—		$1,730	(a)	$18,416
Taxable securities	238	651	889					889
Tax-exempt securities	203	320	523					523
Federal funds sold and other	(9)	—	(9)					(9)
Total interest income	11,544	6,545	18,089	—		1,730		19,819
Interest expense:
Deposits	3,562	2,091	5,653	—		404	(a)	5,249
Federal Reserve borrowing	1	—	1					1
FHLB and other borrowings	497	163	660	—		76	(a)	584
Subordinated debt	382	93	475	32	(a)	—		507
Federal funds purchased and repurchase agreements	—	—	—	—		—		—
Total interest expense	4,442	2,347	6,789	32		480		6,341
Net interest income	7,102	4,198	11,300	32		2,210		13,478
Provision for loan losses	4,295	962	5,257	—		—		5,257
Net interest income after provision for loan losses	2,807	3,236	6,043	32		2,210		8,221
Noninterest income:
Service charges on deposit accounts	263	232	495	—		—		495
Write-off of non-marketable equity security	—	—	—					—
Net loss on disposal of premises and equipment	—	—	—	—		—		—
Other	271	174	445	—		—		445
Total noninterest income	534	406	940	—		—		940
Noninterest expenses:
Salaries and employee benefits	2,518	1,345	3,863	—		—		3,863
Occupancy and equipment	818	496	1,314					1,314
Regulatory assessment	511	715	1,226					1,226
Data processing	495	432	927					927
Professional fees	330	457	787					787
Advertising and business development	218	13	231					231
Amortization expense	—	—	—	588	(b)			588
Other	1,639	567	2,206	—		—		2,206
Total noninterest expenses	6,529	4,025	10,554	588		—		11,142
Income (loss) before income taxes	(3,188)	(383)	(3,571)	620		2,210		(1,981)
Income tax expense (benefit)	(1,208)	(118)	(1,326)	—		221		(1,547)
Net income (loss)	$(1,980)	$(265)	$(2,245)	$620		2,431		(434)
Earnings (loss) per share:
Basic
Weighted average common shares outstanding	1,749	1,248						5,889
Basic earnings (loss) per common share	$(1.13)	$(0.21)						$(0.07)
Diluted
Weighted average common shares outstanding for basic earnings per common shares	1,749	1,248						5,889
Add: Dilutive effects of assumed exercises of stock options and warrants	—	—						—
Average shares and dilutive potential common shares	1,749	1,248						5,889
Diluted earnings per common share	$(1.13)	$(0.21)						$(0.07)

NOTES TO THE COMBINED COMPANY PRO FORMA FINANCIAL INFORMATION (UNAUDITED)
CONDENSED CONSOLIDATED STATEMENT OF INCOME
for the Six Months Ended June 30, 2010

a.	Accretion and amortization of estimated fair value adjustments to loans, deposits and other funding on a level yield basis.
b.	Represents the adjustment to record the amortization of the fair value adjustment on acquired core deposits using the straight-line method amortized over eight years.

RISK FACTORS

You should carefully consider each of the following risk factors in evaluating whether to vote for the approval of the Stock Purchase pursuant to the Stock Purchase Agreement. If the Stock Purchase and Merger are consummated, ABI and JBI will operate as a combined company in a market environment that cannot be predicted and that involves significant risks, many of which will be beyond the combined company’s control. An investment in the combined company’s common stock contains a high degree of risk. In addition to the other information contained in this Proxy Statement, you should carefully consider the risks described below before deciding how to vote your shares. We have described below the risks and uncertainties that we believe to be material to a decision on how to vote your shares. If any of the following risks and uncertainties develops into actual events, the combined company, its results of operation or financial condition could be adversely impacted.

If any of the following risks actually occur, the business, financial condition or results of operations could be harmed. In such an event, the trading price of the common stock of JBI could decline, and you may lose all or part of your investment. See “Cautionary Statement Regarding Forward-Looking Information.”

Risks Related to the Merger

JBI may have difficulties integrating ABI’s operations into JBI’s operations or may fail to realize the anticipated benefits of the Merger.

The Merger involves the integration of two companies that have previously operated independently of each other. Successful integration of ABI’s operations will depend primarily on JBI’s ability to consolidate ABI’s operations, systems and procedures into those of JBI and to eliminate redundancies and costs. JBI may not be able to integrate the operations without encountering difficulties including, without limitation:

•	the loss of key employees and customers;
•	possible inconsistencies in standards, control procedures and policies; and
•	unexpected problems with costs, operations, personnel, technology or credit.

In determining that the Merger is in the best interests of JBI and ABI, as the case may be, the board of directors of each of JBI and ABI considered that enhanced earnings may result from the consummation of the Merger, including from the reduction of duplicate costs, improved efficiency and cross-marketing opportunities. However, any enhanced earnings or cost savings may not be fully realized or may take longer to be realized than expected.

JBI and ABI will incur significant transaction and Merger-related integration costs in connection with the Merger.

JBI and ABI expect to incur significant costs associated with completing the Merger and integrating the operations of the two companies. JBI and ABI are continuing to assess the impact of these costs. Although JBI and ABI believe that the elimination of duplicate costs, as well as the realization of other efficiencies related to the integration of the businesses, will offset incremental transaction and Merger-related costs over time, this net benefit may not be achieved in the near term, or at all.

The loss of key personnel may adversely affect JBI.

JBI’s success is, and is expected to remain, highly dependent on its senior management team. JBI relies heavily on its senior management because, as a community bank, it is its management’s extensive knowledge of, and relationships in, the community that generate business for JBI. Successful execution of JBI’s growth strategy will continue to place significant demands on its management and the loss of any such person’s services may adversely affect its growth and profitability. JBI and Jacksonville Bank are primarily dependent upon the services of Price W. Schwenck, Chief Executive Officer; Gilbert J. Pomar, III, President; Valerie A. Kendall, Executive Vice President and Chief Financial Officer; and Scott M. Hall, Executive Vice President and Chief Credit Officer. If the services of these individuals were to become unavailable for any reason, or if JBI was unable to hire highly qualified and experienced personnel to replace them, JBI’s operating results could be adversely affected.

After the closing of the Merger, JBI expects to integrate ABI’s business into its own. The integration process and JBI’s ability to successfully conduct ABI’s business after the Merger will require the experience and expertise of key employees of Oceanside Bank. Therefore, the ability to successfully integrate ABI’s operations with those of JBI, as well as the future success of the combined company’s operations, will depend, in part, on JBI’s ability to retain key employees of Oceanside Bank following the Merger. JBI may not be able to retain key employees for the time period necessary to complete the integration process or beyond. Although JBI does not have any reason to believe any of these employees will cease to be employed by JBI, the loss of such employees could adversely affect JBI’s ability to successfully conduct its business in the markets in which ABI now operates, which could have an adverse effect on JBI’s financial results and the value of its common stock.

The Merger cannot be completed unless regulatory approvals are received and conditions of those approvals are met.

We cannot complete the Merger unless JBI receives the necessary regulatory approvals and we may not receive all regulatory approvals. We have filed an application with the Federal Reserve seeking approval of the Merger, and applications with the FDIC and the Florida Office of Financial Regulation (the OFR) seeking approval of the bank merger. To date, we have received approval of the application filed with the Federal Reserve and notice of the intent of the OFR to approve the bank merger subject to certain customary conditions. Before approving the bank merger, the FDIC or OFR may impose conditions on the completion of, or require changes in the terms of, the Merger or the bank merger. These conditions or changes could result in termination of the Merger Agreement, or could have the effect of delaying completion of the mergers or imposing additional costs or limiting the possible revenues of the combined company.

Also, in connection with the Stock Purchase and as a condition precedent to the Stock Purchase and the Merger, the lead investor must become a bank holding company by application to, and approval by, the Federal Reserve. The lead Investor recently received approval of its application to the Federal Reserve to become a bank holding company.

All decisions and approvals of the regulatory agencies are based upon the information provided to the regulatory agencies. Any changes in the terms or conditions of the mergers could change the determinations of the regulatory agencies, including their decisions to approve the Merger or the bank merger, as the case may be.

The unaudited pro forma financial information included in this Proxy Statement is preliminary, and JBI’s actual financial position and results of operations after the Merger may differ materially from the unaudited pro forma financial information included in this Proxy Statement.

The unaudited pro forma financial information in this Proxy Statement is presented for illustrative purposes only and is not necessarily indicative of what the combined company’s actual financial position or results of operations would have been had the Merger been completed on the dates indicated.

The Merger will not be completed unless important conditions are satisfied.

Specified conditions set forth in the Merger Agreement must be satisfied or waived to complete the Merger. If the conditions are not satisfied or waived, to the extent permitted by law or stock exchange rules, the Merger will not occur or will be delayed and each of JBI and ABI may lose some or all of the intended benefits of the Merger. The following conditions, in addition to other customary closing conditions, must be satisfied or waived, if permissible, before JBI and ABI are obligated to complete the Merger:

•	the Merger Agreement and Merger must be approved by the holders of at least 70% of the outstanding shares of ABI common stock as of the record date of the ABI special meeting;
•	all required regulatory consents must be obtained;
•	the Stock Purchase and the amendment and restatement of JBI’s articles of incorporation and bylaws are approved by JBI shareholders;

•	the satisfaction of the conditions to closing in the Stock Purchase Agreement and the receipt of notification from the investors they have received all funds necessary to complete the Stock Purchase; and
•	the absence of any law or order by a court or regulatory authority that prohibits, restricts or makes illegal the Merger.

Sales of substantial amounts of JBI common stock in the open market by former ABI shareholders could depress JBI’s stock price.

Other than shares held by persons who will be affiliates of JBI after the Merger, shares of JBI common stock that are issued to shareholders of ABI will be freely tradable without restrictions or further registration under the Securities Act.

As of the record date, JBI had approximately 1.75 million shares of common stock outstanding and approximately 161,500 shares of common stock subject to outstanding options and other rights to purchase or acquire its shares. JBI currently expects that it will issue approximately 3.25 million shares of JBI common stock in connection with the Merger and the Stock Purchase.

If the Merger is completed and if ABI’s shareholders sell substantial amounts of JBI common stock in the public market following completion of the Merger, the market price of JBI common stock may decrease. These sales might also make it more difficult for JBI to sell equity or equity-related securities at a time and price that it otherwise would deem appropriate.

Risks Related to the JBI Business

Jacksonville Bank is subject to a memorandum of understanding (“MOU”) with certain of its regulators and failure to comply with the MOU could have a material adverse effect on JBI’s business and financial condition.

In August 2008, Jacksonville Bank’s board of directors entered into the MOU with the FDIC and the OFR, which required Jacksonville Bank to take a number of actions that are summarized in the section of this Proxy Statement entitled “About JBI — Business — Regulation and Supervision.” While JBI and Jacksonville Bank believe that Jacksonville Bank is currently in compliance with the terms of the MOU, if Jacksonville Bank fails to comply with the terms of the MOU, or if the FDIC or the OFR believes that further regulatory action against Jacksonville Bank is necessary, Jacksonville Bank may be subject to further requirements to take corrective action, face further regulation and/or enforcement actions and be subject to additional constraints on its business operations, any of which could have a material adverse effect on JBI’s results of operations, financial condition and business, and stock price.

JBI’s capital may not be adequate to continue to support the current rate of growth.

Future capital requirements depend on many factors, including the ability to successfully attract new customers and provide additional services, the timing of opening new branch locations, the decision to acquire or merge with other banks or bank holding companies, changes in regulatory requirements for capital and Jacksonville Bank’s profitability levels. If adequate capital is not available, JBI will be subject to an increased level of regulatory supervision, it may not be able to expand its operations, and its business operating results and financial condition could be adversely affected.

JBI may require additional capital in the future, which could result in dilution of its shareholders’ ownership interest.

Any capital that is likely to be generated by JBI’s operations over the next several years is expected to be needed to continue expanding its operations. Additionally, JBI’s Board may determine from time to time that, in order to support its strategic objectives, there is a need to obtain additional capital through the issuance of additional shares of its common stock or other securities. These issuances would dilute the ownership interest of then-current JBI shareholders, may dilute the per share book value of JBI’s common stock and would only require shareholder approval under certain circumstances. The terms of security issuances by JBI in future capital transactions may be more favorable to new investors, and may include preferences, superior voting rights and the issuance of warrants or other derivative securities, which may have a further dilutive effect. Furthermore, any additional debt or equity financing that JBI may need may not be available on terms favorable to JBI, or at all.

JBI may incur substantial costs in pursuing future capital financing, including investment banking fees, legal fees, accounting fees, securities law compliance fees, printing and distribution expenses and other costs. JBI may also be required to recognize non-cash expenses in connection with certain securities its issues, such as convertible notes and warrants, which may adversely impact JBI’s financial condition.

JBI’s concentration in loans secured by real estate may increase its credit losses, which would negatively affect its financial results.

Due to the nature of JBI’s market, a significant portion of its portfolio has historically been secured with real estate. As of June 30, 2010, approximately 59.9% of JBI’s $382.1 million loan portfolio was secured by commercial real estate.

The current downturn in the real estate market, the deterioration in the value of collateral, and the local and national economic recessions have adversely affected JBI’s clients’ ability to repay their loans. If these conditions persist, or worsen, JBI’s clients’ ability to repay their loans will be further eroded. In the event JBI is required to foreclose on a property securing one of its mortgage loans or otherwise pursue its remedies in order to protect its investment, JBI may be unable to recover funds in an amount equal to its projected return on its investment or in an amount sufficient to prevent a loss to JBI due to prevailing economic conditions, real estate values and other factors associated with the ownership of real property. As a result, the market value of the real estate or other collateral underlying JBI’s loans may not, at any given time, be sufficient to satisfy the outstanding principal amount of the loans, and consequently, JBI would sustain loan losses.

Current levels of market volatility have been significant, and negative conditions and new developments in the financial services industry and the credit markets have and may continue to adversely affect JBI’s operations, financial performance and stock price.

The capital and credit markets have been experiencing volatility and disruption for more than a year. The markets have placed downward pressure on stock prices and the availability of capital, credit and liquidity has been adversely affected for many issuers, in some cases, without regard to those issuers’ underlying financial condition or performance. If current levels of market disruption and volatility continue or worsen, JBI may experience adverse effects, which may be material, on its ability to maintain or access capital and credit, and on its business, financial condition (including liquidity) and results of operations.

Uncertainty about the economy and its direction with the expectation for little or no economic growth as well as high unemployment during the next 12 – 18 months has adversely affected the financial markets. Loan portfolio performances have deteriorated at many financial institutions, including JBI’s, resulting from, among other factors, a weak economy and a decline in the value of the collateral supporting loans. The competition for deposits has increased significantly due to liquidity concerns. Stock prices of bank holding companies, like JBI, have been negatively affected by the recent and current conditions in the financial markets, as has JBI’s ability, if needed, to raise capital, compared to prior years.

Recent legislation and government actions in response to market and economic conditions may significantly affect JBI’s operations, financial condition, and earnings.

In response to this financial crisis affecting the banking system and financial markets, the United States Congress enacted the Emergency Economic Stabilization Act of 2008 and the American Recovery and Reinvestment Act of 2009. Under these and other laws and government actions:

•	the U.S. Department of the Treasury, or “Treasury,” has provided capital to financial institutions and adopted programs to facilitate and finance the purchase of problem assets and finance asset-backed securities via the Troubled Assets Relief Program, or “TARP”;

•	the FDIC provided temporary liquidity guarantee, or “TLG”, of all FDIC-insured institutions and their affiliates’ debt, as well as deposits in noninterest-bearing transaction deposit accounts; and
•	the federal government has undertaken various forms of economic stimulus, including assistance to homeowners in restructuring mortgage payments on qualifying loans.

On July 21, 2010, President Obama signed into law The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act restructures the regulation of depository institutions and contains various provisions designed to enhance the regulation of depository institutions and prevent the recurrence of a financial crisis such as that which occurred in 2008-2009. Included is the creation of a new federal agency to administer and enforce consumer and fair lending laws, a function that is now performed by the depository institution regulators. The federal preemption of state laws currently accorded federally chartered depository institutions will be reduced as well. The full impact of the Dodd-Frank Act on JBI’s business and operations will not be known for years until regulations implementing the statute are written and adopted. The Dodd-Frank Act may have a material impact on JBI’s operations, particularly through increased compliance costs resulting from possible future consumer and fair lending regulations. The Dodd-Frank Act also permanently increased the limits on federal deposit insurance to $250,000.

TARP and the TLG are winding down, and the effects of this wind-down cannot be predicted. In addition, the federal government is considering various proposals for a comprehensive overhauling reform of the financial services industry and markets and coordinating reforms with other countries. There can be no assurance that these various initiatives or any other future legislative or regulatory initiatives will be successful at improving economic conditions globally, nationally or in JBI’s markets, or that the measures adopted will not have adverse consequences.

The costs of regulatory assessments and the TLG guarantees have increased and are expected to continue to adversely affect JBI’s results of operations.

Regulatory assessments increased substantially, from $417,000 in 2008 to $1.0 million in 2009, which includes a special assessment. JBI expects to pay higher FDIC premiums in the future. Bank failures have significantly depleted the FDIC’s Deposit Insurance Fund and reduced its ratio of reserves to insured deposits. The FDIC has adopted a revised risk-based deposit insurance assessment schedule which raised deposit insurance premiums, and the FDIC has also implemented a special assessment on all depository institutions. Additional special assessments may be imposed by the FDIC for future periods. JBI participates in the FDIC’s Temporary Liquidity Guarantee Program, or TLG, for noninterest-bearing transaction deposit accounts guarantee program and debt guarantee program. Banks that participate in the TLG’s noninterest-bearing transaction account guarantee pay the FDIC a fee for such guarantee. These actions have significantly increased JBI’s noninterest expense in 2009 and are expected to increase its costs for the foreseeable future.

An inadequate allowance for loan losses would reduce JBI’s earnings.

The success of JBI depends to a significant extent upon the quality of its assets, particularly loans. In originating loans, there is a substantial likelihood that credit losses will be experienced. The risk of loss will vary with, among other things, general economic conditions, the type of loan being made, the creditworthiness of the borrower over the term of the loan and, in the case of a collateralized loan, the quality of the collateral for the loan. Management maintains an allowance for loan losses based on, among other things, anticipated experience, an evaluation of economic conditions, and regular reviews of delinquencies and loan portfolio quality. Based upon such factors, management makes various assumptions and judgments about the ultimate collectibility of the loan portfolio and provides an allowance for probable loan losses based upon a percentage of the outstanding balances and for specific loans when their ultimate collectibility is considered questionable.

As of June 30, 2010, JBI’s allowance for loan losses was approximately $8.2 million, which represented 2.2% of its total amount of loans. JBI had approximately $6.4 million in nonperforming loans as of June 30, 2010. JBI manages any nonperforming loans in an effort to minimize credit losses and monitors its asset quality to maintain an adequate loan loss allowance. The allowance may not prove sufficient to cover future loan losses. Further, although management uses the best information available to make determinations with respect to the allowance for loan losses, future adjustments may be necessary if economic conditions differ substantially from the assumptions used or adverse developments arise with respect to JBI’s nonperforming or performing loans. Accordingly, the allowance for loan losses may not be adequate to cover loan losses or significant increases to the allowance may be required in the future if economic conditions should worsen. Material additions to JBI’s allowance for loan losses would result in a decrease of JBI’s net income and, its capital, among other adverse consequences.

Nonperforming assets take significant time to resolve and adversely affect JBI’s results of operations and financial condition.

At June 30, 2010, JBI’s nonperforming loans were $6.4 million, or 1.7% of its gross loan portfolio, and its nonperforming assets (which include nonperforming loans) were $12.5 million, or 2.8% of total assets. In addition, JBI had approximately $8.5 million in accruing loans that were 30 to 89 days delinquent at June 30, 2010.

JBI’s nonperforming assets adversely affect its net income in various ways. Until economic and market conditions improve, JBI may continue to incur additional losses relating to an increase in nonperforming loans. JBI does not record interest income on non-accrual loans or other real estate owned, thereby adversely affecting its income, and increasing its loan administration costs. JBI does incur the costs of funding problem assets and other real estate owned, however. When JBI takes collateral in foreclosures and similar proceedings, it is required to mark the collateral to its then fair value less expected selling costs, which, when compared to the principal amount of the loan, may result in a loss. In addition, given the increased levels of mortgage foreclosures in JBI’s market areas, the foreclosure process is now taking longer than it has in the recent past; this has served to increase the cost of foreclosures and the time needed to take title to the underlying property. Once JBI takes possession to foreclosed real estate, the costs of maintenance, taxes, security and potential environmental liability can be significant and serve to decrease the amount of recovery JBI may realize upon a sale of the property.

Unexpected losses in future reporting periods may require JBI to adjust the valuation allowance against its deferred tax assets.

JBI evaluates the deferred tax assets for recoverability based on all available evidence. This process involves significant management judgment about assumptions that are subject to change from period to period based on changes in tax laws or variances between the future projected operating performance and the actual results. JBI is required to establish a valuation allowance for deferred tax assets if it determines, based on available evidence at the time the determination is made, that it is more likely than not that some portion or all of the deferred tax assets will not be realized. In determining the more-likely-than-not criterion, JBI evaluates all positive and negative evidence as of the end of each reporting period. Future adjustments, either increases or decreases, to the deferred tax asset valuation allowance will be determined based upon changes in the expected realization of the net deferred tax assets. The realization of the deferred tax assets ultimately depends on the existence of sufficient taxable income in either the carry-back or carry-forward periods under the tax law. Due to significant estimates utilized in establishing the valuation allowance and the potential for changes in facts and circumstances, it is reasonably possible that JBI will be required to record adjustments to the valuation allowance in future reporting periods. Such a change could have a material adverse effect on JBI’s results of operations, financial condition and capital position.

JBI is dependent on the operating performance of Jacksonville Bank to provide JBI with operating funds.

JBI is a bank holding company and is dependent upon dividends from Jacksonville Bank for funds to pay expenses and, if declared, cash dividends to shareholders. Jacksonville Bank is subject to regulatory limitations regarding the payment of dividends. Therefore, Jacksonville Bank may not be able to provide JBI with adequate funds to conduct its ongoing operations.

Jacksonville Bank’s lending limit restricts its ability to compete with larger financial institutions.

Jacksonville Bank’s per customer lending limit is approximately $9.6 million, subject to further reduction based on regulatory criteria relevant to any particular loan. Accordingly, the size of loans which Jacksonville Bank can offer to potential customers is less than the size that many of its competitors with larger lending limits are able to offer. This limit has affected and will continue to affect Jacksonville Bank’s ability to seek relationships with larger businesses in the market. Jacksonville Bank accommodates loans in excess of its lending limit through the sale of portions of such loans to other banks. However, Jacksonville Bank may not be successful in attracting or maintaining customers seeking larger loans or in selling portions of such larger loans on terms that are favorable to Jacksonville Bank.

Risks Related to an Investment in JBI’s Common Stock

JBI’s common stock is thinly traded and, therefore, shareholders and investors may have difficulty selling shares.

JBI’s common stock is traded on the NASDAQ Global Market; however, JBI is unable to provide assurance that an active market will exist in the future or that shares can be liquidated without delay. The average daily trading volume in JBI common stock was 225 shares during the first quarter of 2010 and 1,205 in 2009.

JBI does not anticipate paying dividends for the foreseeable future.

JBI does not anticipate that dividends will be paid on its common stock for the foreseeable future. It is the policy of JBI’s Board to reinvest earnings for such period of time as is necessary to ensure JBI’s successful operations. There are no current plans to initiate payment of cash dividends, and future dividend policy will depend on JBI’s earnings, capital and regulatory requirements, financial conditions and other factors considered relevant by JBI’s Board. JBI is largely dependent upon dividends paid by Jacksonville Bank to provide funds to pay cash dividends if and when JBI’s board of directors may declare such dividends. No assurance can be given that future earnings will be sufficient to satisfy regulatory requirements and permit the legal payment of dividends to shareholders at any time in the future. Even if JBI could legally declare dividends, the amount and timing of such dividends would be at the discretion of its Board.

The market price of JBI’s common stock may be volatile.

The market price of JBI’s common stock is subject to fluctuations as a result of a variety of factors, including the following:

•	quarterly variations in JBI’s operating results or those of other banking institutions;
•	changes in national and regional economic conditions, financial markets or the banking industry; and
•	other developments affecting JBI or other financial institutions.

The trading volume of JBI’s common stock is limited, which may increase the volatility of the market price for its stock. In addition, the stock market has experienced significant price and volume fluctuations in recent years. This volatility has had a significant effect on the market prices of securities issued by many companies for reasons not necessarily related to the operating performance of these companies.

Your shares of common stock will not be an insured deposit.

Shares of JBI common stock are not a bank deposit and are not insured or guaranteed by the FDIC or any other government agency. Your investment will be subject to investment risk, and you must be capable of affording the loss of your entire investment.

PROPOSAL 1.
THE STOCK PURCHASE

JBI and the Board believe it is in the best interests of JBI and its shareholders to sell 3,888,889 shares of JBI common stock for $9.00 per share to the Investors in a private placement, pursuant to the Stock Purchase Agreement, resulting in $35 million in gross proceeds to JBI. Because JBI’s common stock is listed on the NASDAQ Global Market, JBI is subject to NASDAQ’s rules and regulations. NASDAQ Listing Rule 5635(d) requires a NASDAQ-listed company to obtain shareholder approval prior to the sale or issuance of common stock equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of the book value or market value of the stock. The proposed Stock Purchase falls under this rule because the JBI common stock issuable to the Investors in the Stock Purchase would exceed 20% of both the voting power and number of shares of JBI common stock outstanding before the issuance, and the negotiated price per share of JBI common stock in the Stock Purchase was, at the time the price was negotiated, and is, as of the date of this Proxy Statement, less than the book value of the JBI common stock. The last reported book value of the JBI common stock was $14.31 per share at June 30, 2010, JBI’s last completed quarter.

Each of the proposals comprising Proposal 2 is an element of a comprehensive amendment and restatement of JBI’s articles of incorporation, which is required to effect the Stock Purchase (and the Merger). Accordingly, Proposal 1 is cross-conditioned upon the approval of each of the proposals comprising Proposal 2. In other words, if the JBI shareholders do not approve all of the proposals comprising Proposal 2, Proposal 1 will fail; likewise, if the JBI shareholders do not approve Proposal 1, each proposal comprising Proposal 2 will fail (and the entire Proposal 2 will fail).

Summary of the Stock Purchase

In connection with the proposed Merger, JBI entered into the Stock Purchase Agreement with the Investors for the purchase by the Investors of an aggregate of 3,888,889 shares of JBI common stock to be issued by JBI at a cash purchase price of $9.00 per share, for total gross proceeds to JBI of $35 million. On May 7, 2010 (the day prior to the announcement of the Stock Purchase), the closing price of JBI’s common stock on the NASDAQ Global Market was $9.49 per share. On September 17, 2010 (the day prior to the announcement of the amendment to the Stock Purchase Agreement), the closing price of JBI’s common stock on the NASDAQ Global Market was $7.75 per share. No commissions are payable with respect to the Stock Purchase.

Under the Stock Purchase Agreement, CapGen Capital Group IV LP (“CapGen”) has committed to purchase approximately $24.2 million in shares of JBI common stock and JBI has agreed to nominate and appoint a designee of CapGen to the Board, currently anticipated to be John Sullivan.

Purpose and Background of the Stock Purchase

The purpose of the Stock Purchase is to enable the Merger to be completed. The amount of cash being raised in the Stock Purchase is directly tied to the amount of additional capital JBI needs in order to obtain regulatory approval to consummate the Merger. JBI began discussions with CapGen about raising additional capital at the same time and in connection with its discussions with ABI about the Merger. See “Summary of the Merger — Background of the Merger.” JBI would not have entered into the Stock Purchase Agreement other than in connection with the Merger. If the Merger is not consummated, the Stock Purchase will not close. JBI filed with the SEC a registration statement on Form S-4 (the “Registration Statement”) relating to the shares of its common stock to be issued to the shareholders of ABI in the Merger, which Registration Statement was declared effective by the SEC on September 22, 2010. For more information regarding the Merger, please see the Registration Statement and the information referred to therein, specifically.

Prior to entering into the Merger Agreement and the Stock Purchase Agreement, the Board obtained a fairness opinion from Wunderlich indicating that the consideration to be received by JBI in the Stock Purchase, and the consideration to be paid by JBI in the acquisition of ABI pursuant to the Merger Agreement, is fair to JBI from a financial point of view. See the section of this Proxy Statement entitled “Opinion of Wunderlich Securities, Inc.”

Preemptive Rights

Under the Stock Purchase Agreement, the Investors have preemptive rights with respect to public or private offerings of JBI common stock (or rights to purchase, or securities convertible into or exercisable for, JBI common stock) during a 24-month period after the closing of the Stock Purchase. JBI must give the Investors prior written notice of any such offering and the Investors are afforded the opportunity to acquire from JBI the securities being offered for the same price and on the same terms as such securities are offered in the aggregate up to the amount required to enable each such Investor to maintain its percentage interests of JBI common stock beneficially owned.

Conditions to Closing of the Stock Purchase

The Stock Purchase will be completed only if all of the following are satisfied or waived, among other conditions:

•	all corporate approvals to be taken by JBI in connection with the Merger and the Stock Purchase shall have been obtained and remain in full force and effect;
•	the JBI shareholders shall have approved the amended and restated articles of incorporation and such articles shall have been filed with the Florida Secretary of State and remain in full force and effect;
•	the Merger and the Bank Merger shall have been completed and effective;
•	the purchase of the shares in the Stock Purchase shall not cause any Investor other than CapGen to own, control or have the power to vote securities that would represent more than 9.9% of JBI’s voting securities;
•	CapGen shall have received all regulatory approvals necessary to complete the Stock Purchase; and
•	JBI’s common stock, including the shares to be issued in the Stock Purchase, shall have been designated for listing and quotation on NASDAQ and shall not have been suspended or threatened of suspension from trading thereon.

Representations and Warranties

The Stock Purchase Agreement contains customary representations and warranties made by JBI and each Investor. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that JBI and the Investors exchanged in connection with the signing of the Stock Purchase Agreement. While JBI and the Investors do not believe that these disclosure schedules contain information that securities laws require the parties to publicly disclose other than information that has already been disclosed, they do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Stock Purchase Agreement. Accordingly, you should not rely on the representations and warranties in the Stock Purchase Agreement as characterizations of the actual state of facts, since they were only made as of the date of the original Stock Purchase Agreement and certain representations and warranties may have been modified in important part by the underlying disclosure schedules. The disclosure schedules contain information that has been included in the companies’ general public disclosures, as well as non-public information. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the original Stock Purchase Agreement, which subsequent information may or may not be fully reflected in the companies’ public disclosures.

JBI made representations and warranties to the Investors customary for transactions of this nature that relate to, among other things:

•	organization and good standing;
•	corporate power and authority to enter into the Stock Purchase Agreement and to consummate the Stock Purchase;
•	compliance with applicable laws;
•	consents, regulatory approvals and shareholder approvals required in connection with the Stock Purchase;

•	capitalization, SEC reports and financials statements;
•	undisclosed liabilities and the absence of certain changes;
•	certain tax matters;
•	transactions with affiliates;
•	labor relations and employee benefit plans;
•	environmental matters and insurance;
•	technology security and data privacy;
•	assets, not limited to title and leases;
•	adequate capitalization under regulatory standards;
•	pending and threatened litigation;
•	reservation for issuance the shares to be purchased and actions affecting stock price; and
•	disclosure of material, non-public information.

The Investors made representations to JBI that relate to, among other things:

•	organization;
•	CapGen obtaining necessary approvals to own the purchased shares and be a bank holding company;
•	not acting in concert with other investors;
•	authorization to enter and the enforceability of the Stock Purchase Agreement;
•	accredited investor status and no general solicitation; and
•	sufficiency of funds.

Waiver and Amendment

All of the conditions to completing the Stock Purchase may be waived at any time by the party for whose benefit they were created, other than completion of the Merger and the Bank Merger. No waiver will be effective unless it is written and signed by an authorized representative of the waiving party. The parties amended the original Stock Purchase Agreement on September 20, 2010 and on October 12, 2010, and this summary reflects the terms of the Stock Purchase Agreement, as amended. The parties may further amend the Stock Purchase Agreement by a written agreement of the parties.

Conduct of Business Prior to Completion of the Stock Purchase

Under the Stock Purchase Agreement, JBI has agreed to conduct its business in the usual and ordinary course and has agreed not to, nor permit any of its subsidiaries to, without the prior written consent of CapGen, among other things:

•	issue additional shares of capital stock (with certain exceptions);
•	amend its articles of incorporation or bylaws other than as contemplated by the Stock Purchase Agreement;
•	incur any additional debt obligation except in the course of ordinary business consistent with past practice;
•	adjust, split, combine or reclassify any capital stock of JBI or Jacksonville Bank or issue or authorize the issuance of any securities other than with respect to or in substitution for shares of its capital stock or sell, lease, mortgage or otherwise encumber any shares of any JBI subsidiary or any asset other than in the ordinary course of business for reasonable and adequate consideration;
•	acquire any direct or indirect equity interest in any person other than in connection with foreclosures in the ordinary course of business, and holdings of securities solely in its fiduciary capacity;

•	grant any increase in compensation or benefits to the directors, officers or employees of JBI or any subsidiary, except in accordance with past practices, or enter into or amend any employment contract with any person that JBI does not have the unconditional right to terminate without liability at any time on or after the closing of the Stock Purchase;
•	adopt any new employee benefit plan or make any material change in or to any existing employee benefit plan;
•	make any material change in any accounting method or systems of internal accounting controls, except as may be appropriate to conform to changes in GAAP or as required by any regulatory authority;
•	commence any litigation other than in accordance with past practice, settle any litigation involving any liability for money damages which exceed or impose restrictions upon the operations of JBI or any subsidiary, or modify, amend or terminate any material contract, or waive, release, compromise or assign any material rights or claims;
•	enter into any material transaction or course of conduct not in the ordinary course of business, or not consistent with safe and sound banking practices or applicable laws;
•	fail to timely file any report required to be filed by any regulatory authority, including the SEC;
•	make any loan or advance to, enter into any contract for services with, or cancel without payment in full or modify in any material respect any contract relating to any loan or obligation receivable from, any director, officer or 5% shareholder of JBI;
•	modify, amend or terminate any material contract or waive, release, compromise or assign any material rights or claims, except in the ordinary course of business and for fair consideration;
•	take any action that would cause the Stock Purchase to be subject to requirements imposed by any takeover laws, or fail to take all necessary steps within its control to exempt the Stock Purchase from any applicable takeover law;
•	except as required by applicable law or a regulatory authority, change its or any of its subsidiaries’ lending, investment, liability management, and other material banking policies in any material respect;
•	make or renew any loan or extension of credit to any person, except in accordance with Jacksonville Bank’s policies, applicable law and the memorandum of understanding to which JBI is subject (described later in this Proxy Statement);
•	change the rate of interest paid on deposits or increase the amount of brokered or Internet deposits, except as consistent with Jacksonville Bank’s past practices;
•	purchase or acquire certain investment securities;
•	sell, transfer, convey or dispose of any real property or other assets or interests therein (except for certain OREO) having a book value individually or in the aggregate in excess of $100,000 without prior Board approval; or
•	make or commit to make any capital expenditures in excess of $100,000 without prior Board approval.

Termination and Termination Fees

The Stock Purchase Agreement may be terminated by JBI or an Investor under certain circumstances, including by:

•	the mutual written consent of an Investor and JBI, but only as to the terminating Investor;
•	by any Investor (but only as to such Investor) or JBI if the closing of the Stock Purchase has not occurred by December 31, 2010;
•	any Investor, but only as to the terminating Investor, if the shareholder approvals are not received;

•	JBI or an Investor if there has been a breach of any representation, warranty, covenant or agreement in the Stock Purchase Agreement which, after notice, has not been cured; or
•	JBI or an Investor in writing at any time after any applicable regulatory authority has denied finally or requested the withdrawal of any application for approval of the Stock Purchase, the Merger or the Bank Merger.

If the Stock Purchase Agreement is terminated, CapGen may be entitled to a termination fee of $500,000.

Indemnification

To the extent allowed under applicable law, JBI has agreed to indemnify the Investors for material breaches of representations, warranties, covenants or agreements made by JBI and for any action brought against the Investors by a non-Investor shareholder concerning the transactions contemplated by the Stock Purchase Agreement or the Merger Agreement. JBI will not be liable, however, to the extent the losses are attributable to an Investor's material breach of the Stock Purchase Agreement.

Effect on Currently Outstanding JBI Common Stock

If the Merger and the Stock purchase are completed, the shareholders of ABI, the current shareholders of JBI and the Investors will own approximately 4%, 30% and 66%, respectively, of the outstanding JBI common stock following the transactions, assuming that 249,503 shares of JBI common stock are issued to ABI shareholders in the Merger. Accordingly, after the Merger and Stock Purchase, the Investors will have the power to elect JBI’s directors and otherwise control JBI as a result of their ownership of a majority of the outstanding shares of JBI common stock. There are no preemptive rights entitling holders of JBI common stock to purchase their pro rata amount of the shares offered in the Stock Purchase. Therefore, the issuance of shares of JBI common stock in the Stock Purchase will be significantly dilutive in voting power and in the trading price to our existing shareholders. In addition, the market price of JBI common stock could decline as a result of the Stock Purchase as a result of sales of shares of JBI common stock made after such offerings, or the perception that such sales could occur.

Use of Proceeds

JBI intends to use the proceeds from the capital raise to fund the acquisition and integration of ABI into JBI. Additionally, the combined organization will utilize the additional equity to improve capital and asset-quality ratios and to support future growth.

Regulatory Approval

In connection with the Stock Purchase and as a condition precedent to the Stock Purchase and the Merger, CapGen, the lead Investor, must become a bank holding company by application to, and approval by, the Federal Reserve. An application for such approval was filed with the Federal Reserve in May 2010 and was approved by the Federal Reserve on October 14, 2010.

Registration Rights

On May 10, 2010 and in connection with the Stock Purchase, JBI entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors pursuant to which JBI is obligated to use its reasonable best efforts to file a registration statement covering the resale of the JBI common stock issued to the Investors in the Stock Purchase by the earlier of (i) 30 days following the closing of the Stock Purchase, and (ii) two business days following JBI’s filing of audited or pro forma financial statements with the SEC to reflect the Merger, if required.

Under the Registration Rights Agreement, the registration statement must generally be declared effective by the earlier of (i) 60 days following the filing date (or 120 days in the event the registration statement is reviewed by the SEC or additional financial statements reflecting the acquisition of ABI are required or requested by the SEC), and (ii) five business days after JBI is notified that the registration statement will not be reviewed or will not be subject to further review. In the event the registration statement is not filed by the filing deadline provided in the Registration Rights Agreement, or declared effective by the effectiveness deadline, subject to certain other conditions, JBI will be liable to the Investors for liquidated damages in the amount of 1% of the purchase price paid for any JBI common stock held on such day, as more specifically provided in the Registration Rights Agreement.

In addition, so long as the Investors hold at least 25% of the shares of JBI common stock purchased pursuant to the Stock Purchase Agreement, the Investors are entitled to demand that JBI prepare and file with the SEC a registration statement relating to the sale of their shares of JBI common stock, including in an underwritten offering. The Investors are entitled to request a demand registration so long as the registration statement covers at least 25% of the shares of JBI common stock held by the Investors, or some lesser amount should the anticipated proceeds from the sale of the JBI common stock so registered exceed $2.5 million. Upon receipt of a demand notice, JBI must prepare and file a registration statement with the SEC and cause such registration statement to become effective as soon as reasonably possible. Additionally, JBI is required to use reasonable efforts to keep the registration statement effective until the earlier of 180 days after the effective time of such registration statement and the date on which all the applicable securities are sold.

The Registration Rights Agreement also provides the Investors with piggyback registration rights such that if JBI proposes to file a registration statement (other than a registration statement on Form S-8 or Form S-4, or in connection with certain other offerings) in connection with a public offering of any securities of JBI, JBI is required to give at least 10 business days prior written notice of such proposed filing to the Investors, and the notice must offer the Investors the opportunity to register such number of securities as each may request. Upon receipt of such notice, each Investor has five business days to specify the amount of securities to be included in the proposed registration.

In connection with an underwritten offering, if the managing underwriters advise that inclusion of the securities requested to be registered by the Investors would have an adverse effect on the success of the offering, JBI’s shares have first priority, shares of the Investors have second priority and shares of other holders have third priority.

JBI will bear all registration expenses specified in the Registration Rights Agreement as well as all other expenses incurred by it in connection with the performance of its obligations under the Registration Rights Agreement. The Investors will bear any underwriting discounts, commissions, or fees attributable to the sale of the applicable shares whether or not any registration statement becomes effective, and the fees and expenses of any counsel (other than one counsel approved for all the Investors in the registration), accountants or other accountants retained or employed by the Investors.

JBI will have no further obligation to register shares of JBI common stock held by an Investor pursuant to the Registration Rights Agreement at such time as all shares of JBI common stock that are beneficially owned by such Investor, may be freely transferred without restriction under the Securities Act of 1933, as amended.

The foregoing descriptions of the Stock Purchase Agreement and the Registration Rights Agreement do not purport to be complete, and are qualified in their entirety by reference to such agreements, which are included herewith as Annexes C and D and are incorporated herein by reference.

Shareholder Approval Required

The Stock Purchase will be approved if a majority of the shares cast on Proposal 1 at the Special Meeting are voted in favor of such proposal.

Because JBI’s common stock is listed on the NASDAQ Global Market, JBI is subject to NASDAQ’s rules and regulations. NASDAQ Listing Rule 5635(d) requires a NASDAQ-listed company to obtain shareholder approval prior to the sale or issuance of common stock equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of the book value or market value of the stock. The proposed Stock Purchase falls under this rule because the JBI common stock issuable to the Investors in the Stock Purchase would exceed 20% of both the voting power and number of shares of JBI common stock outstanding before the issuance, and the negotiated price per share of JBI common stock in the Stock Purchase was, at the time the price was negotiated, and is, as of the date of this Proxy Statement, less than the book value of the JBI common stock. The last reported book value of the JBI common stock was $14.31 per share at June 30, 2010, JBI’s last completed quarter.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1.

OPINION OF WUNDERLICH SECURITIES, INC.

On April 20, 2010, JBI engaged Wunderlich Securities, Inc. (“Wunderlich”) to render its initial opinion to the Board as to whether, based upon the terms of the Stock Purchase and the Merger that were proposed as of May 5, 2010, (i) the consideration to be received by JBI in the sale of the JBI common stock; and (ii) the consideration to be paid by JBI in the acquisition of ABI were fair, from a financial point of view, to JBI and its shareholders (the “Initial Opinion”). On September 2, 2010, JBI engaged Wunderlich Securities, Inc. to render a second opinion as to whether, based upon the terms of the Stock Purchase and the Merger as presented in the proposed amendments to the original Merger Agreement and the original Stock Purchase Agreement as of September 8, 2010 (i) the consideration to be received by JBI in the sale of the JBI common stock; and (ii) the consideration to be paid by JBI in the acquisition of ABI were fair, from a financial point of view, to JBI and its shareholders (the “Updated Opinion”).

Wunderlich is a nationally recognized investment banking firm and, as part of its investment banking activities, regularly engages in the evaluation of businesses and their securities in connection with mergers and acquisitions, private placements of securities and valuations for other corporate purposes.

JBI’s Board selected Wunderlich because of its expertise and reputation and because its investment banking professionals have experience in transactions similar to JBI’s acquisition of ABI. JBI paid Wunderlich a fee of $125,000 for delivery of its Initial Opinion prior to the signing of the definitive merger agreement and an additional fee of $35,000 for the Updated Opinion. JBI has also agreed to indemnify Wunderlich and its directors, officers, agents, employees, affiliates, and controlling persons against any losses, claims, or liabilities to which Wunderlich becomes subject in connection with rendering its services, except those that arise from Wunderlich’s gross negligence or willful misconduct. JBI has not had any material relationship with Wunderlich, its affiliates, or unaffiliated representatives in the past two years nor is any material relationship contemplated, and Wunderlich has not received any compensation in the past two years nor is any compensation contemplated to be received, other than the relationship and compensation described in this Proxy Statement relating to JBI’s engagement of Wunderlich to render an opinion in connection with the Stock Purchase and Merger.

On September 8, 2010, Wunderlich delivered the Updated Opinion to JBI’s Board of Directors, to the effect that, in reliance upon and subject to the assumptions and considerations set forth in the opinion, as of the date of the opinion, the financial terms and effects of the Stock Purchase and the Merger, both individually and in the aggregate, are fair, from a financial point of view, to JBI and its shareholders.

THE FULL TEXT OF WUNDERLICH’S UPDATED OPINION, DATED SEPTEMBER 8, 2010, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED, AND LIMITS ON THE REVIEWS UNDERTAKEN IN CONNECTION WITH THE UPDATED OPINION, IS ATTACHED TO THIS PROXY STATEMENT AS ANNEX E AND IS INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT. SHAREHOLDERS OF JBI ARE URGED TO, AND SHOULD, READ THE UPDATED OPINION CAREFULLY IN ITS ENTIRETY.

Wunderlich’s Updated Opinion is directed only to the fairness of the consideration to be given, from a financial point of view, and does not address JBI’s underlying business decision to proceed with either the Stock Purchase or the Merger or the structure of these transactions, individually or taken as a whole, the relative merits of these transactions compared to any alternative transactions in which JBI might engage, and does not imply a recommendation to the shareholders as to how to vote with respect to the proposed transactions.

No limitations were imposed by JBI on the scope of Wunderlich’s investigation or the procedures to be followed by Wunderlich in rendering its Updated Opinion. Wunderlich was not requested to and did not make any recommendation as to the form or amount of consideration to be received by JBI, which was determined through arm’s length negotiations between JBI and ABI.

Wunderlich relied upon and assumed the accuracy and completeness of the financial information provided to it by JBI or otherwise made available to Wunderlich. Wunderlich did not independently verify the accuracy of the provided financial information, and therefore does not assume responsibility for any inaccuracies contained in such information. In addition, Wunderlich did not physically inspect JBI’s or ABI’s properties or facilities. Wunderlich did not perform any due diligence on either JBI’s or ABI’s loan portfolios. Wunderlich did not seek out any third-party indication of interest with respect to the purchase of all or part of JBI’s or ABI’s business.

The following is a summary of the material financial analyses performed by Wunderlich in arriving at its Updated Opinion, but does not purport to be a complete description of the analyses performed by Wunderlich for such purposes. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to a partial analysis or summary description. Accordingly, notwithstanding the separate factors summarized below, Wunderlich believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors considered by it, without considering all analyses and factors, or attempting to ascribe relative weights to some or all of such analyses and factors, could create an incomplete view of the evaluation process underlying the Wunderlich Updated Opinion. Accordingly, the following summary is qualified by reference to the written Updated Opinion of Wunderlich, which is attached to this Proxy Statement as Annex E.

Summary of Proposal

Pursuant to the terms of the Stock Purchase Agreement, JBI intends to issue 3,888,889 shares of the JBI common stock for a purchase price of $9.00 per share. Pursuant to the terms of the Merger Agreement, JBI intends to issue 0.2 shares of the JBI common stock for each share of ABI common stock, or an aggregate of approximately 249,503 shares of JBI common stock, to the shareholders of ABI, plus $0.67 per share in cash in consideration for the Merger.

Information Considered

Wunderlich reviewed the Forms 10-K and 10-Q filed by JBI for the periods ended December 31, 2007 through June 30, 2010, JBI’s annual reports to shareholders from 2007 through 2009, and operating data for companies selected for each of the peer groups, plus operating projections for JBI prepared by JBI’s officers. In addition, Wunderlich conducted discussions with members of management concerning various aspects of JBI’s operations, financial prospects, and projections.

In arriving at its Updated Opinion, Wunderlich (i) reviewed the average trading prices for the JBI common stock listed on NASDAQ over the past five-year period; (ii) compared the price to be paid in the Stock Purchase on a price/earnings and price/book value basis to recent market valuations of similar bank holding companies in Florida and in the Southeast whose shares are listed on an exchange; (iii) compared the price to be paid in the Stock Purchase on a price/earnings and price/book value basis against prices paid for bank holding companies in similar acquisition transactions over the past three years; and (iv) analyzed follow-on offerings that have occurred over the past twelve months with respect to these bank holding companies.

In arriving at its Updated Opinion as to the fairness of the consideration to be paid by JBI in the Merger, in addition to the analyses described above, Wunderlich examined ABI’s financial results for the periods ended December 31, 2007 through June 30, 2010. Wunderlich also compared the consideration to be paid by JBI in the Merger on a price/earnings and price/book value basis relative to market and transaction peer groups and, in doing so, utilized several different valuation methodologies, and did so on both a current and pro forma basis. Future period financial projections, on which much of Wunderlich’s evaluation analyses are based, were provided by JBI’s officers.

In arriving at its Updated Opinion as to the fairness of the Stock Purchase and the Merger transactions, taken as a whole, Wunderlich (i) analyzed the per share price for the Stock Purchase and compared it to historical stock market value prices of the publicly traded JBI common stock; (ii) determined the estimated value of JBI before the Stock Purchase; and (iii) analyzed the estimated expected value of JBI, pro forma, after the Stock Purchase and the Merger. Next, Wunderlich compared the aforementioned estimated values and considered the results of that comparison, as well as such other factors deemed necessary in arriving at its Updated Opinion on the fairness, from a financial point of view, of the Stock Purchase and the Merger.

Wunderlich reviewed such other financial information, studies, and analyses and performed such other investigations and took into account such other matters as Wunderlich deemed necessary.

Analysis of Information Considered

Follow-on Offering Valuation:  Wunderlich compared the Stock Purchase price of $9.00 per share with the historical market prices paid for the JBI common stock over the past twelve-month period and found that the Stock Purchase price was higher than JBI’s market price by approximately 12.5%, while bank holding companies that did follow-on offerings with market capitalization of less than $150 million were priced at 10.16% discount to market.

The following represents an overview of equity offerings that have been done over the past eleven months. The Select Offerings <$150MM are similar in size to the Merger and Stock Purchase transaction. Wunderlich has compiled this information in order to compare the $9.00 price that JBI is selling its shares at to certain investors.

	Recent Small Cap Offerings	Select Offerings < $150M	JAXB	JAXB/ATBC
	($’s in millions)
Average Market Cap	$281.4	$111.7	$14.0	$47.1
Average Deal Value	$71.4	$44.5	NA	$35.0
Discount to Market Price	-9.32%	-10.16%	12.50%	12.50%
Price Change Since Offering	8.43%	6.46%	NA	NA
Price/TBV	102.12%	73.89%	62.89%	120.32	%(1)
Price/BV	83.47%	63.88%	62.89%	94.14%
Price/Earnings	18.3x	18.6x	NM	NM
NPA/Assets	2.4%	2.9%	6.2%	1.3%

(1)	Assumes $7.48 TBV/Share (Pro Forma)

Historical Stock Trading Range:  Wunderlich performed an analysis of JBI’s trading range over the past five years. During that time period, JBI’s trading range reached a high of $38.95 per share and a low of $7.50 per share. The mean trading range for this period was $21.38 per share. During the thirty trading days preceding September 1, 2010, the mean trading range was $9.01 per share.

The following is an analysis of the Trading Range for JBI over the past 5 years.

Time Period	High	Mean	Low
Last 12 Months	$12.00	$9.83	$8.00
(Discount)/Premium of $9.00	33.3%	9.3%	-11.1%
Last 3 Years	$28.75	$14.13	$7.50
Last 5 Years	$38.95	$21.38	$7.50
Stock Price (9/1/10 Close)	$8.00
(Discount)/Premium of $9.00	-11.1%

Comparable Public Companies Analysis:  Wunderlich performed a valuation of JBI before giving effect to the Stock Purchase and the Merger by comparing it to seven publicly traded banks in Florida and nine publicly traded banks in the Southeast. As of September 1, 2010, the Southeastern banks were valued at 46.10% of tangible book value and 11.32 times earnings and the Florida banks were valued at 59.87% of tangible book value and 32.73 times earnings. Comparatively, as of September 1, 2010, JBI was valued in a range of 55.91% of tangible book value. The earnings multiple analysis for JBI was not applicable since JBI did not have positive earnings on which to base a multiple.

JBI Southeastern Peer — Market Multiples

			At Market Close Sept. 1, 2010
Company Name	Ticker	Exchange	Market Cap ($M)	Average Daily Volume (Shares)	Price/ Book (%)	Price/ Tangible Book (%)	Price/ Earnings (x)
Britton & Koontz Capital Corporation	BKBK	NASDAQ	23.34	1,238	57.84	58.42	11.39
Central Virginia Bankshares, Inc.	CVBK	NASDAQ	2.49	3,246	14.89	14.96	NM
Fauquier Bankshares, Inc.	FBSS	NASDAQ	55.83	1,281	127.24	127.24	13.84
First Bancshares, Inc.	FBMS	NASDAQ	24.19	626	61.05	62.85	10.54
First Capital Bancorp, Inc.	FCVA	NASDAQ	11.53	4,218	34.56	34.56	NM
Oak Ridge Financial Services, Inc.	BKOR	NASDAQ	7.52	626	35.31	35.31	NM
Provident Community Bancshares, Inc.	PCBS	NASDAQ	2.67	751	16.18	16.18	NM
Southcoast Financial Corporation	SOCB	NASDAQ	13.89	2,909	29.80	29.80	9.50
Waccamaw Bankshares, Inc.	WBNK	NASDAQ	8.74	1,977	35.25	35.59	NM
		High	55.83	4,218	127.24	127.24	13.84
		Low	2.49	626	14.89	14.96	9.50
		Average	16.69	1,875	45.79	46.10	11.32
		Median	11.53	1,281	35.25	35.31	10.97
Jacksonville Bancorp, Inc.	JAXB	NASDAQ	14.00	803	55.91	55.91	NM

Peer Criteria:

Selected South-eastern Commercial Banks with Total Assets between $250 and $600 million

JBI Florida Peers — Market Multiples

			At Market Close Sept. 1, 2010
Company Name	Ticker	Exchange	Market Cap ($M)	Average Daily Volume (Shares)	Price/ Book (%)	Price/ Tangible Book (%)	Price/ Earnings (x)
1st United Bancorp, Inc.	FUBC	NASDAQ	156.12	62,097	89.38	123.08	NM
Beach Community Bancshares, Inc.	BCBF	OTCBB	1.19	299	3.30	3.34	NM
Stonegate Bank	SGBK	OTCBB	110.98	1,904	118.03	119.05	32.73
First Southern Bancorp, Inc.	FSOF	Pink	204.13	121	57.15	57.16	NM
First Miami Bancorp, Inc.	FMIA	Pink	22.55	7	62.38	62.38	NA
OptimumBank Holdings, Inc.	OPHC	NASDAQ	1.57	4,994	25.96	25.96	NM
FPB Bancorp, Inc.	FPBI	NASDAQ	1.80	8,755	28.15	28.15	NM
		High	204.13	62,097	118.03	123.08	32.73
		Low	1.19	7	3.30	3.34	32.73
		Average	71.19	11,168	54.91	59.87	32.73
		Median	22.55	1,904	57.15	57.16	32.73
Jacksonville Bancorp, Inc.	JAXB	NASDAQ	14.00	1,048	55.91	55.91	NM

Peer Criteria:

Selected Publicly traded Commercial Banks in Florida

Select Transactions Analysis:  Wunderlich reviewed 14 similar Florida bank acquisitions and 35 Southeast bank acquisitions over the past three years. The price per share that JBI is paying ABI’s shareholders is 28.4% of ABI’s tangible book value and 28.4% of ABI’s book value, while the lowest price paid on a tangible book value and book value basis for Florida and Southeastern banks was 32% and 32%, respectively.

	ATBC	Florida Mean/Low	Southeast Mean/Low
Price/Tangible Book Value	28.4%	118%/32%	116%/32%
Price/Book Value	28.4%	118%/32%	116%/32%
Price/Core Deposits	1.6%	18%/6%	15%/4%

Contribution Analysis:  The total number of shares that ABI’s shareholders will receive in this transaction will equal approximately 4.2% of the combined companies. Upon completion of the Merger, ABI’s shareholders will have contributed 37.7% of the total assets, 33.3% of the total loans & leases, 38.6% of the deposits and 28.5% of total equity of the combined companies.

Financials as of 6/30/10

				% of Total
	JAXB	ATBC	Combined	JAXB	ATBC
	(Dollars in thousands)
Total Assets	452,228	274,151	726,379	62.3%	37.7%
Total Lns & Lses	382,133	190,884	573,017	66.7%	33.3%
Total Deposits	391,698	246,069	637,767	61.4%	38.6%
LTM Net Income	(1,399)	(7,502)	(8,901)	15.7%	84.3%
Tangible Common Equity	25,031	9,974	35,005	71.5%	28.5%
Total Liabilities	427,197	264,177	691,374	61.8%	38.2%
Total NPAs + Lns 90 days PD	27,941	27,802	55,743	50.1%	49.9%
Nonperforming loans	27,941	25,773	53,714	52.0%	48.0%

In arriving at its Updated Opinion on the fairness, from a financial point of view, to JBI and its shareholders, of the purchase price paid for ABI pursuant to the Merger, Wunderlich analyzed the value of ABI using a (i) Comparable Public Company Analysis; (ii) Select Merger Analysis; (iii) Historical Trading Analysis; and (iv) Contribution Analysis.

ABI Comparable Public Company Analysis:  Wunderlich performed a valuation of ABI before giving effect to the Stock Purchase and the Merger by comparing it to nine Southeast publicly traded banks and seven publicly traded Florida banks. As of September 1, 2010, the Southeastern banks were valued at 46.10% of tangible book value and 11.32 times earnings and the Florida banks were valued in a range of 59.87% of tangible book value and 32.73 times earnings. Comparatively, as of September 1, 2010, ABI was valued in a range of 24.77% of tangible book value and 2.15 times earnings.

ABI Southeastern Peer — Market Multiples

			At Market Close Sept. 1, 2010
Company Name	Ticker	Exchange	Market Cap ($M)	Average Daily Volume (Shares)	Price/ Book (%)	Price/ Tangible Book (%)	Price/ Earnings (x)
Britton & Koontz Capital Corporation	BKBK	NASDAQ	23.34	1,238	57.84	58.42	11.39
Central Virginia Bankshares, Inc.	CVBK	NASDAQ	2.49	3,246	14.89	14.96	NM
Fauquier Bankshares, Inc.	FBSS	NASDAQ	55.83	1,281	127.24	127.24	13.84
First Bancshares, Inc.	FBMS	NASDAQ	24.19	626	61.05	62.85	10.54
First Capital Bancorp, Inc.	FCVA	NASDAQ	11.53	4,218	34.56	34.56	NM
Oak Ridge Financial Services, Inc.	BKOR	NASDAQ	7.52	626	35.31	35.31	NM
Provident Community Bancshares, Inc.	PCBS	NASDAQ	2.67	751	16.18	16.18	NM
Southcoast Financial Corporation	SOCB	NASDAQ	13.89	2,909	29.80	29.80	9.50
Waccamaw Bankshares, Inc.	WBNK	NASDAQ	8.74	1,977	35.25	35.59	NM
		High	55.83	4,218	127.24	127.24	13.84
		Low	2.49	626	14.89	14.96	9.50
		Average	16.69	1,875	45.79	46.10	11.32
		Median	11.53	1,281	35.25	35.31	10.97
Atlantic BancGroup, Inc.	ATBC	NASDAQ	2.47	803	24.77	24.77	2.15

Peer Criteria:

Selected South-eastern Commercial Banks with Total Assets between $250 and $600 million

ABI Florida Peer — Market Multiples

			At Market Close Sept. 1, 2010
Company Name	Ticker	Exchange	Market Cap ($M)	Average Daily Volume (Shares)	Price/ Book (%)	Price/ Tangible Book (%)	Price/ Earnings (x)
1st United Bancorp, Inc.	FUBC	NASDAQ	156.12	62,097	89.38	123.08	NM
Beach Community Bancshares, Inc.	BCBF	OTCBB	1.19	299	3.30	3.34	NM
Stonegate Bank	SGBK	OTCBB	110.98	1,904	118.03	119.05	32.73
First Southern Bancorp, Inc.	FSOF	Pink	204.13	121	57.15	57.16	NM
First Miami Bancorp, Inc.	FMIA	Pink	22.55	7	62.38	62.38	NA
OptimumBank Holdings, Inc.	OPHC	NASDAQ	1.57	4,994	25.96	25.96	NM
FPB Bancorp, Inc.	FPBI	NASDAQ	1.80	8,755	28.15	28.15	NM
		High	204.13	62,097	118.03	123.08	32.73
		Low	1.19	7	3.30	3.34	32.73
		Average	71.19	11,168	54.91	59.87	32.73
		Median	22.55	1,904	57.15	57.16	32.73
Atlantic BancGroup, Inc.	ATBC	NASDAQ	2.47	2,722	24.77	24.77	2.15

Peer Criteria:

Selected Publicly traded Commercial Banks in Florida

Select Transactions Analysis:  Wunderlich reviewed 14 similar Florida bank acquisitions and 35 Southeast bank acquisitions over the past three years. The price per share that JBI is paying ABI’s shareholders is 28.4% of ABI’s tangible book value and 28.4% of ABI’s book value, while the lowest price paid on a tangible book value and book value basis for Florida and Southeastern banks was 32% and 32%, respectively.

	ATBC	Florida Mean/Low	Southeast Mean/Low
Price/Tangible Book Value	28.4%	118%/32%	116%/32%
Price/Book Value	28.4%	118%/32%	116%/32%
Price/Core Deposits	1.6%	18%/6%	15%/4%

Historical Stock Trading Range:  Wunderlich performed an analysis of ABI’s trading range over the past five years. During that time period, ABI’s trading range reached a high of $41.69 per share and a low of $1.83 per share. The mean trading range for this period was $18.38 per share. During the thirty trading days preceding September 1, 2010, the mean trading range was $2.12 per share.

The following is an analysis of the Trading Range for ABI over the past 5 years.

Time Period	High	Mean	Low
Last 12 Months	$7.44	$3.69	$1.83
(Discount)/Premium of $2.47	201.2%	49.2%	-25.9%
Last 3 Years	$36.00	$9.48	$1.83
Last 5 Years	$41.69	$18.38	$1.83
Stock Price (9/1/10 Close)	$1.98
(Discount)/Premium of $2.47	-19.8%

Contribution Analysis:  Wunderlich performed a contribution analysis. The total number of shares that ABI’s shareholders will receive in the Merger will equal approximately 4.2% of the combined companies. Upon completion of the Merger, ABI’s shareholders will have contributed 37.7% of the total assets, 33.3% of the total loans & leases, 38.6% of the deposits and 28.5% of total equity of the combined companies.

Financials as of 6/30/10

				% of Total
	JAXB	ATBC	Combined	JAXB	ATBC
	(Dollars in thousands)
Total Assets	452,228	274,151	726,379	62.3%	37.7%
Total Lns & Lses	382,133	190,884	573,017	66.7%	33.3%
Total Deposits	391,698	246,069	637,767	61.4%	38.6%
LTM Net Income	(1,399)	(7,502)	(8,901)	15.7%	84.3%
Tangible Common Equity	25,031	9,974	35,005	71.5%	28.5%
Total Liabilities	427,197	264,177	691,374	61.8%	38.2%
Total NPAs + Lns 90 days PD	27,941	27,802	55,743	50.1%	49.9%
Nonperforming loans	27,941	25,773	53,714	52.0%	48.0%

The summary of Wunderlich’s analyses set forth above does not purport to be a complete description of the presentation by Wunderlich to the JBI Board. In arriving at its Updated Opinion, Wunderlich did not rely on any single analysis or factor described above, assign any particular weight to any analysis or factor considered by it, or make any conclusion as to how the results of any given analysis, taken along, supported its Updated Opinion, but rather made qualitative judgments as to the significance and relevance of each analysis and factor.

Wunderlich’s Updated Opinion was based on the business, economic, market and other conditions, as they existed as of September 1, 2010, and on the forecasts and projections previously provided to Wunderlich. Because this analysis is inherently subject to uncertainty, Wunderlich assumes no responsibility for future results or actual values that are materially different from the information as it existed on the date of Wunderlich’s Updated Opinion, or with respect to any forecasts or projections.

PROPOSAL 2.
AMENDMENT AND RESTATEMENT OF
JBI’S ARTICLES OF INCORPORATION

In connection with the proposed Stock Purchase, and as a condition to completion of the Stock Purchase, the Board unanimously approved the amendment and restatement of JBI’s articles of incorporation, and believes such action to be in the best interests of JBI and its shareholders for the reasons set forth below. The purpose of each of the amendments comprising the amendment and restatement of the articles of incorporation is to comply with the terms of the Stock Purchase Agreement in order to facilitate the Stock Purchase and the Merger. At the Special Meeting, JBI shareholders will be asked to consider and vote upon proposals to amend and restate JBI’s articles of incorporation to:

(A)	increase the number of authorized shares of JBI capital stock to 50 million, consisting of 40 million shares of common stock and 10 million shares of preferred stock;
(B)	elect not to have Section 607.0902 of the FBCA, the Florida Control Share Acquisitions statute, apply to JBI;
(C)	elect not to be governed by Section 607.0901 of the FBCA, which requires approval by two-thirds of a company’s shareholders to effect certain affiliated transactions;
(D)	reduce the threshold vote of JBI shareholders required to call a special meeting from those holding 20% to those holding 10% of the outstanding shares of JBI;
(E)	reduce the threshold vote of shareholders required to remove a director from those holding 60% to those holding a majority of the outstanding shares of JBI;
(F)	modify the procedures for shareholders to nominate directors and to submit proposals for shareholder vote;
(G)	permit shareholder action by written consent;
(H)	remove the provision concerning indemnification;
(I)	change the voting requirements for JBI shareholders to amend the articles of incorporation; and
(J)	change the voting requirements for JBI shareholders to amend the bylaws.

The complete text of the form of the proposed amended and restated articles of incorporation (the “Post Merger Articles”) is set forth in Annex A to this Proxy Statement. Such text is, however, subject to revision for such changes as may be required by the Florida Secretary of State and other changes consistent with this Proposal that we may deem necessary or appropriate. For your review, a summary of the changes contained in the Post Merger Articles is set forth in the section below captioned “Comparison of Rights Under Current Articles of Incorporation and Bylaws and Proposed New Articles of Incorporation and Bylaws.”

Each of the proposals comprising Proposal 2 is an element of a comprehensive amendment and restatement of JBI’s articles of incorporation, which is required to effect the Stock Purchase and the Merger. Accordingly, each of the proposals comprising Proposal 2 is cross-conditioned upon all of the other proposals comprising Proposal 2 being approved by the JBI shareholders, and the entire Proposal 2 will fail if any such proposal does not pass. In addition, each of the proposals comprising Proposal 2 is cross-conditioned upon the approval of Proposal 1. In other words, if the JBI shareholders do not approve the Stock Purchase (Proposal 1), the entire Proposal 2 will fail; likewise, if the JBI shareholders do not approve all of the proposals comprising Proposal 2, the Stock Purchase proposal (Proposal 1) will fail. A vote in favor of all of the proposals comprising Proposal 2 will be deemed to and will constitute a vote for the adoption of the Post Merger Articles.

If JBI’s shareholders approve Proposal 1 and all of the proposals comprising Proposal 2, we intend to file the Post Merger Articles with the Florida Secretary of State immediately preceding the Merger and Stock Purchase. Please note, however, that the proposed amendment and restatement of JBI’s articles of incorporation may be abandoned by the Board, without further action by JBI’s shareholders, at any time prior to the filing of the Post Merger Articles with the Florida Secretary of State if for any reason the Board deems it advisable.

Proposal 2A. Amendment and Restatement of JBI’s Articles of Incorporation to Increase the Number of Authorized Shares

JBI shareholders will be asked to approve the amendment and restatement of JBI’s articles of incorporation to increase the number of authorized shares of JBI capital stock to 50 million shares, consisting of 40 million shares of common stock and 10 million shares of preferred stock. Under JBI’s current articles of incorporation, 10 million shares of capital stock are authorized, consisting of 8 million shares of common stock and 2 million shares of preferred stock. As of September 17, 2010, there were 1,749,387 shares of JBI common stock issued and outstanding. Assuming that the Merger and Stock Purchase are completed, and that 249,503 shares of JBI common stock are issued to ABI shareholders in the Merger, 5,887,779 shares of JBI common stock will be outstanding after the Merger and Stock Purchase. There are no shares of preferred stock issued and outstanding.

Shareholder Approval Required

The amendment and restatement of JBI’s articles of incorporation to increase the number of authorized shares will be approved if shareholders holding at least two-thirds of the outstanding shares of JBI vote in favor of this Proposal 2A.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2A.

Proposal 2B. Amendment and Restatement of JBI’s Articles of Incorporation to Elect Not to Have Section 607.0902 of the FBCA, the Florida Control Share Acquisitions Statute, Apply to JBI

JBI’s shareholders will be asked to approve the amendment and restatement of JBI’s articles of incorporation to elect not to have the Florida Control Share Acquisitions statute, Section 607.0902 of the FBCA, apply to JBI. The Florida Control Share Acquisitions statute is designed to afford shareholders of public corporations in Florida protection against acquisitions in which a person, entity or group seeks to gain voting control. With enumerated exceptions, the statute provides that shares acquired within certain specific ranges will not possess voting rights in the election of directors unless the voting rights are approved by a majority vote of the public corporation’s disinterested shareholders. Disinterested shares are shares other than those owned by the acquiring person or by a member of a group with respect to a control share acquisition, or by any officer of the corporation or any employee of the corporation who is also a director.

JBI’s current articles of incorporation contain a provision substantially similar to the Florida Control Share Acquisitions statute. JBI’s current articles provide that control shares acquired by a person acting alone or as part of a group, with certain exceptions, have only such voting rights as may be granted by a resolution approved by the holders of other than interested shares of JBI. Additionally, such control shares are subject to redemption by JBI within 60 days after the last acquisition if no acquiring person statement is filed. Under JBI’s current articles, dissenting shareholders to any control share acquisition shall have the right to obligate the acquiring person to purchase their shares for the highest amount proposed to be paid per share in the control share acquisition.

Shareholder Approval Required

The amendment and restatement of JBI’s articles of incorporation to elect that Section 607.0902 of the FBCA not apply to JBI will be approved if shareholders holding at least two-thirds of the outstanding shares of JBI vote in favor of this Proposal 2B.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2B.

Proposal 2C. Amendment and Restatement of JBI’s Articles of Incorporation to Elect Not to be Governed by Section 607.0901 of the FBCA

JBI shareholders will be asked to approve the amendment and restatement of JBI’s articles of incorporation to elect not to be governed by Section 607.0901 of the FBCA. Section 607.0901 of the FBCA requires approval by two-thirds of a company’s shareholders to effect certain affiliated transactions with shareholders who own more than 10% of a company’s outstanding voting securities (i.e., interested shareholders) that do not meet one of several criteria, including not receiving approval by a majority of the company’s disinterested directors. Affiliated transactions covered by the statute include, but are not limited to (i) any merger or consolidation with, or a disposition of the company’s assets to, an interested shareholder, (ii) the issuance or transfer by the company of any shares of the company which have an aggregate fair market value equal to 5% or more of the aggregate fair market value of all of the outstanding shares of the company to an interested shareholder, or (iii) the adoption of any plan or proposal of liquidation or dissolution with an interested shareholder.

JBI’s current articles of incorporation contain a provision substantially similar to Section 607.0901 of the FBCA. JBI’s current articles require the affirmative vote of holders of at least two-thirds of the shares of JBI’s voting stock to approve any merger, consolidation, disposition of all or a substantial part of JBI’s assets, exchange of securities requiring shareholder approval or liquidation of JBI, if any person who owns beneficially 10% of more of any voting stock of JBI is a party to the transaction; provided that a majority of JBI’s disinterested directors has not approved the transaction.

Shareholder Approval Required

The amendment and restatement of JBI’s articles of incorporation to elect not to be governed by Section 607.0901 of the FBCA will be approved if shareholders holding at least two-thirds of the outstanding shares of JBI vote in favor of this Proposal 2C.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2C.

Proposal 2D. Amendment and Restatement of JBI’s Articles of Incorporation to Reduce the Threshold Shareholder Vote Required to Call a Special Meeting

JBI shareholders will be asked to approve the amendment and restatement of JBI’s articles of incorporation to reduce the threshold vote required for shareholders to call a special meeting of shareholders to those holding 10% of all shares entitled to vote on the proposed issue or issues. Under JBI’s current articles of incorporation, a special meeting of shareholders may be called by shareholders holding at least 20% of the outstanding shares of JBI.

Shareholder Approval Required

The amendment and restatement of JBI’s articles of incorporation to reduce the threshold shareholder vote required to call a special meeting will be approved if shareholders holding at least two-thirds of the outstanding shares of JBI vote in favor of this Proposal 2D.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2D.

Proposal 2E. Amendment and Restatement of JBI’s Articles of Incorporation to Reduce the Threshold Shareholder Vote Required to Remove a Director

JBI’s shareholders will be asked to approve the amendment and restatement of JBI’s articles of incorporation to reduce the threshold vote of shareholders required to remove a director to those holding a majority of the shares of JBI then entitled to vote at an election of directors. JBI’s current articles of incorporation generally provide that a director can be removed from office by the affirmative vote of the holders of at least 60% of the voting power of all outstanding shares of JBI’s capital stock entitled to vote generally in the election of directors.

Shareholder Approval Required

The amendment and restatement of JBI’s articles of incorporation to reduce the threshold vote required to remove a director will be approved if shareholders holding at least two-thirds of the outstanding shares of JBI vote in favor of this Proposal 2E.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2E.

Proposal 2F. Amendment and Restatement of JBI’s Articles of Incorporation to Modify the Procedures for Shareholders to Nominate Directors and to Submit Proposals for Shareholder Vote

JBI’s shareholders will be asked to approve the amendment and restatement of JBI’s articles of incorporation to modify the procedures for shareholders to nominate directors and to submit proposals for shareholder vote. JBI’s current articles of incorporation provide that advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of JBI’s shareholders must be given in the manner provided in JBI’s bylaws. JBI’s current bylaws provide that nominations for election to the board of directors may be made by any shareholder of any outstanding class of capital stock entitled to vote for the election of directors who follows proper notice procedures. Those notice procedures include delivery to JBI’s secretary information about the nominating shareholder and the director nominee not less than 60 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting, or, if the annual meeting is called on a date that is not within 30 days of the preceding annual meeting anniversary date, not later than the close of business on the tenth day following the earlier of (i) the day on which notice of the date of the annual meeting was mailed, or (ii) the day on which public disclosure of the date of the annual meeting was made.

A shareholder who wishes to bring business before an annual meeting, under JBI’s current bylaws, must be a shareholder of record on the date the notice is given and on the record date, and must provide a notice to JBI’s secretary within the same time frames specified above for director nominations, which notice must provide, among other things, a description of the matters that the shareholder wishes to bring before the meeting, information about the shareholder and his/her holdings of JBI’s shares and a description of the shareholder’s material interest in the business proposed to be brought before the annual meeting.

Under the proposed Post Merger Articles, the notice required for a shareholder to nominate a director must contain information about the director nominee and his/her qualifications and share holdings in JBI’s stock, and must be made (i) with respect to an election of directors to be held at an annual meeting, not less than 60 days nor more than 90 days prior to the anniversary of the last annual meeting (or if the date is changed by more than 20 days from such anniversary date, within 10 days after the date JBI mails or otherwise gives notice of the date of such meeting), and (ii) with respect to an election to be held at a special meeting called for that purpose, not later than the close of business of the tenth day following the date on which notice of the meeting was first mailed to shareholders. The shareholder making the nomination must be entitled to vote in the election of directors and may only be made in a meeting of the shareholders of JBI called for the election of directors at which such shareholder is present in person or by proxy.

Under the proposed Post Merger Articles, proposals for a shareholder vote may be made by any holder of JBI shares entitled to vote generally in the election of directors if the holder complies with certain procedures, including the giving of advance notice of such proposal to JBI’s secretary (i) with respect to an annual meeting, not less than 60 days nor more than 90 days prior to the anniversary of the last annual meeting (or, if the date of the annual meeting is changed by more than 20 days from such anniversary date, within 10 days after the date JBI mails or otherwise gives notice of the meeting date), and (ii) with respect to a special meeting, not later than the close of business on the tenth day following the date on which notice of the meeting was first mailed to shareholders. The notice must contain the names, addresses and JBI share holdings of the proposing shareholder and persons acting in concert with the proposing shareholder, and a description of the proposal containing all material information relating thereto. The proposal made by a shareholder may only be made in a meeting of shareholders at which such shareholder is present in person or by proxy, and only if the shareholder complied with the notice provisions.

Shareholder Approval Required

The amendment and restatement of JBI’s articles of incorporation to modify the procedures for shareholders to nominate directors and to submit proposals for shareholder vote will be approved if shareholders holding at least two-thirds of the outstanding shares of JBI vote in favor of this Proposal 2F.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2F.

Proposal 2G. Amendment and Restatement of JBI’s Articles of Incorporation to Permit Shareholders to Take Action by Written Consent

JBI’s shareholders will be asked to approve the amendment and restatement of JBI’s articles of incorporation to permit shareholders to take action by written consent. Under JBI’s current articles of incorporation, any action required or permitted to be taken by the shareholders of JBI must be effected at a duly called annual or special meeting of the shareholders and may not be effected by written consent. Under the proposed Post Merger Articles, any action required or permitted to be taken at a duly called annual or special meeting of shareholders may be taken at a meeting of the shareholders, or by written consent of the shareholders.

Shareholder Approval Required

The amendment and restatement of JBI’s articles of incorporation to permit shareholders to take action by written consent will be approved if shareholders holding at least two-thirds of the outstanding shares of JBI vote in favor of this Proposal 2G.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2G.

Proposal 2H. Amendment and Restatement of JBI’s Articles of Incorporation to Remove the Provision Concerning Indemnification

JBI’s shareholders will be asked to approve the amendment and restatement of JBI’s articles of incorporation to remove the provision concerning indemnification. The proposed Post Merger Articles do not contain an indemnification provision; however, the proposed Post Merger Bylaws include a section on indemnification, described below.

Under JBI’s current articles of incorporation, JBI is required to provide nonexclusive indemnification for any officer, director, employee or agent of JBI, as well as certain other qualified persons, to the fullest extent authorized by Florida law. Under Florida law, a corporation generally has the power to indemnify a person who was or is a party to a proceeding (other than any action by, or in the right of, the corporation) against any liability incurred in connection with such proceeding, including any appeal thereof, if he or she acted in good faith and in a manner that he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Also under Florida law, a corporation generally has the power to indemnify a person who was or is a party to any proceeding by or in the right of the corporation to procure a judgment in its favor, against expenses and amounts paid in settlement not exceeding the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof. Such indemnification is authorized only if such person acted in good faith in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification can be made in respect of any claim, issue or matter as to which the person has been adjudicated liable unless, and only to the extent that the court has determined that, despite the adjudication of liability and in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court deems proper. Florida law also requires the indemnification of a director, officer, employee or agent of a corporation that has been successful on the merits or otherwise in defense of any proceeding referred to above, or in defense of any claim, issue or matter therein, for expenses actually and reasonably incurred by him or her in connection therewith. However, under JBI’s articles, if a proceeding was initiated by the person seeking indemnity, JBI is only required to indemnify the person if such proceeding was authorized by the JBI board of directors. The right to indemnification under the current JBI articles is a contract right and includes the right to be paid by JBI in advance for all expenses incurred in defending such proceeding; provided, however, that the payment of such advanced payments will be made only upon delivery to JBI of an undertaking to repay all amounts so advanced if it is determined ultimately that such person is not entitled to be indemnified. Under the current JBI articles, if JBI does not timely pay a claim for indemnification, the person claiming indemnification may bring suit against JBI to recover the unpaid amount and, if successful, the expense of prosecuting such claim. Also, JBI may maintain insurance, at its expense, whether or not JBI would have the power to indemnify such person against such expense, liability or loss under the FBCA. JBI’s current articles also provide that a JBI director will not be personally liable to JBI for monetary damages for any statement, vote, decision or failure to act regarding corporate management or policy except as provided in Section 607.0850 of the FBCA.

The proposed Post Merger Bylaws contain an indemnification provision that is similar to JBI’s current indemnification standard. Under the proposed Post Merger Bylaws, JBI is required to indemnify any JBI director or any officer elected by the JBI board of directors (and may indemnify any other officer or any employee or agent of JBI) who was or is a party to any proceeding (other than an action by or in the right of JBI) by reason of the fact that such person is or was a director, officer, employee or agent of JBI, or is or was serving at the request of JBI, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, JBI’s best interests, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. JBI is also required to indemnify any individual described above who was or is a party to any proceeding by or in the right of JBI to procure a judgment in its favor by reason of the fact such person is or was a director, officer, employee or agent of JBI, or is or was serving at the request of JBI, against expenses and amounts incurred (subject to conditions) in connection with the defense or settlement of such proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of JBI, except that no indemnification will be made if such person is adjudged to be liable unless the court determines that such person is fairly and reasonably entitled to indemnity for such expenses that such court deems proper. To the extent that a director, officer, employee or agent of JBI has been successful in defense of any covered proceeding, such person will be indemnified against expenses incurred in connection therewith. Advanced expenses may be paid upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified. Such expenses incurred by other officers, employees or agents of JBI may by paid pursuant to the receipt of a similar undertaking and in any event at the discretion of the JBI board of directors. The indemnification and advancement of expenses provided by the proposed Post Merger Bylaws are not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled, subject to certain limitations, including a violation of criminal law and willful misconduct. Under the proposed Post Merger Bylaws, JBI has the power to purchase and maintain insurance on certain qualified persons whether or not it would have the power to indemnify such person against such liability under the Post Merger Bylaws. Also under the proposed Post Merger Bylaws, a JBI director will not be held personally liable to JBI, its shareholders or any other persons for monetary damages for breach of his or her fiduciary duty as a director, including any statement, vote, decision or failure to act, regarding corporate management or policy to the fullest extent permitted now or hereafter by FBCA Section 607.0831 (or any successor provision).

Shareholder Approval Required

The amendment and restatement of JBI’s articles of incorporation to remove the provision concerning indemnification will be approved if shareholders holding at least two-thirds of the outstanding shares of JBI vote in favor of this Proposal 2H.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2H.

Proposal 2I. Amendment and Restatement of JBI’s Articles of Incorporation to Change the Voting Requirements for Shareholders to Amend the Articles of Incorporation

JBI’s shareholders will be asked to approve the amendment and restatement of JBI’s articles of incorporation to change the voting requirements for shareholders to amend the articles of incorporation. Under JBI’s current articles of incorporation, amendments to the articles must be approved by a majority of the outstanding shares; however, the affirmative vote of two-thirds of the outstanding shares held by shareholders entitled to vote is required to amend sections of the articles of incorporation that deal with, among other things, special meetings of shareholders, number and classes of directors, affiliated transactions and business combinations and acquisition offers.

Under the proposed Post Merger Articles, JBI is permitted to amend, alter, change or repeal any provision in the articles in the manner now or hereafter prescribed by statute or in the articles. Under the Florida statutes, a company’s board of directors can only amend the articles of incorporation in certain non-substantive areas without shareholder approval. Generally, for all other amendments, Florida law requires the board to recommend the amendment to the shareholders, and to obtain the approval of a majority of the votes cast on the resolution. However, if the proposed amendment involves a change for which there could be dissenters’ rights, shareholder approval is based upon an absolute majority of all shares within the voting group.

Shareholder Approval Required

The amendment and restatement of JBI’s articles of incorporation to change the voting requirements for shareholders to amend the articles of incorporation will be approved if shareholders holding at least two-thirds of the outstanding shares of JBI vote in favor of this Proposal 2I.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2I.

Proposal 2J. Amendment and Restatement of JBI’s Articles of Incorporation to Change the Voting Requirements for Shareholders to Amend the Bylaws

JBI’s shareholders will be asked to approve the amendment and restatement of JBI’s articles of incorporation to change the voting requirements for shareholders to amend JBI’s bylaws. JBI’s current articles of incorporation do not address the standards for amending JBI’s bylaws; however, JBI’s current bylaws provide that the bylaws may be altered, amended or repealed in any manner consistent with the laws of Florida at any time by a majority of the entire board of directors or by a majority of the votes cast by the shareholders. Also under JBI’s current bylaws, only the shareholders may alter, amend or repeal a bylaw that was previously adopted by the shareholders. Under the proposed Post Merger Articles, JBI’s bylaws can be amended by a majority of directors, or by the affirmative vote of a majority of the shares entitled to vote on such amendment.

Shareholder Approval Required

The amendment and restatement of JBI’s articles of incorporation to change the voting requirements for shareholders to amend the bylaws will be approved if shareholders holding at least two-thirds of the outstanding shares of JBI vote in favor of this Proposal 2J.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2J.

Comparison of Rights Under Current Articles of Incorporation and Bylaws and Proposed New Articles of Incorporation and Bylaws

In addition to the Post Merger Articles, in connection with the Stock Purchase, JBI is required to adopt amended and restated bylaws (the “Post Merger Bylaws”). Shareholder approval is not necessary for JBI to adopt the Post Merger Bylaws; however, the complete text of the Post Merger Bylaws is set forth in Annex B to this Proxy Statement.

Set forth below is a summary comparison of JBI’s articles of incorporation and bylaws at the time of this Proxy Statement (left column) and the Post Merger Articles and Post Merger Bylaws of JBI proposed to be adopted in connection with the Stock Purchase and the Merger (right column). The summary set forth below is not intended to provide a comprehensive summary of such documents and is qualified in its entirety by reference to the full text of JBI’s current articles of incorporation and bylaws, and the full text of the proposed Post Merger Articles and Post Merger Bylaws which are attached to this Proxy Statement as Annexes A and B ..

Current JBI	Proposed JBI
Authorized Capital
JBI has authority to issue 10 million shares of capital stock consisting of 8 million shares of common stock, par value $0.01 per share, and 2 million shares of preferred stock, par value $0.01 per share.	JBI has authority to issue 50 million shares of capital stock consisting of 40 million shares of common stock, par value $0.01 per share, and 10 million shares of preferred stock, par value $0.01 per share.
Action by Written Consent
JBI’s articles of incorporation prohibit shareholder actions taken by written consent.	JBI’s Post Merger Bylaws permit shareholder actions taken by written consent.

Current JBI	Proposed JBI
Notice of Shareholders’ Meeting
A written notice, signed by the Chief Executive Officer or the Secretary of JBI, stating the place, day and hour of the meeting and in the case of a special meeting the purpose or purposes for which the meeting is called, mailed to the shareholders at their addresses as they appear on the records of JBI.	A written notice, signed by the Chief Executive Officer or the Secretary of JBI, stating the place, day and hour of the meeting and in the case of a special meeting the purpose or purposes for which the meeting is called, mailed to the shareholders at their addresses as they appear on the records of JBI. In addition, any notice to shareholders may also be given by a form of electronic transmission consented to by the shareholder in the manner and extent permitted by Florida law and applicable Federal law.
Special Meeting of Shareholders
JBI’s articles of incorporation provide that a special meeting of the shareholders may be called by a resolution adopted by a majority of the board of directors, the Chairman of the board of directors, the President of JBI, or by shareholders holding at least 20% of the outstanding shares of JBI.

JBI’s bylaws provide that special shareholders meetings may be called by the Chief Executive Officer or the Chairman of the board of directors for any purpose. A special meeting will be called by the Chief Executive Officer or Secretary on the written request of a majority of the board of directors then in office or on the written request of shareholders holding at least 10% of JBI’s entire issued and outstanding capital stock. Such written request must state the purpose or purposes for which the special meeting is requested. Business transacted at any special meeting is limited to the purpose or purposes stated in the notice.	JBI’s Post Merger Bylaws provide that a special meeting of the shareholders may be called for any purpose or purposes unless otherwise prescribed by statute by the Chairman of the board of directors, the Chief Executive Officer or President of JBI, by the Board or by JBI’s Chief Executive Officer at the request of shareholders holding at least 10% of all votes entitled to vote on the proposed issue or issues.
Special Meeting of the Board of Directors
JBI’s bylaws provide that special meetings of the board of directors may be called by the Chairman, the Chief Executive Officer, or any three directors, upon at least three days notice.	JBI’s Post Merger Bylaws provide that special meetings of the board of directors may be called by the Chairman, the President, or any two directors, upon at least two days notice.

Current JBI	Proposed JBI
Vacancies and Newly Created Directorships
JBI’s articles of incorporation generally provide that newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors may be filled only by a majority vote of the directors then in office, though less than a quorum. Directors so chosen shall hold office for a term expiring at the next annual meeting of shareholders.

JBI’s bylaws provide that if there is any vacancy on the board of directors, then the board of directors may, but is not required to, fill such vacancy by the affirmative vote of a majority of the remaining directors.	JBI’s Post Merger Articles generally provide that newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors may be filled only by a majority vote of the directors then in office, though less than a quorum, or, if no directors remain, by the affirmative vote of not less than a majority of the shares entitled to vote in the election of directors generally. Directors so chosen shall hold office until the next election of the classes of directors they have replaced and until their successors have been elected and qualified.

JBI’s Post Merger Bylaws provide that if there is any vacancy on the board of directors, then the board of directors may, but is not required to, fill such vacancy by the affirmative vote of a majority of the remaining directors or, if no directors remain, by the affirmative vote of not less than a majority of the shares entitled to vote in the election of directors generally.

Current JBI	Proposed JBI
Removal of Directors
JBI’s articles of incorporation generally provide that any director, or the entire board of directors, may be removed from office at any time by the affirmative vote of the holders of at least 60% of the voting power of all of the then outstanding shares of JBI’s capital stock entitled to vote generally in the election of directors, voting as a single class. JBI’s bylaws provide that directors may be removed:

(i) for any reason by a vote of the shareholders owning a majority of the shares then entitled to vote at an election of directors;

(ii) as required by applicable federal or state laws and regulations or the guidelines of any bank regulatory authority;

(iii) for cause, by a vote of at least a majority of disinterested directors entitled to vote at a meeting noticed and called expressly for that purpose. “Cause” means the commission of an act of willful misconduct, self-dealing, malfeasance, gross negligence, personal dishonesty, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law, rule or regulation. A “disinterested shareholder” for purposes of removal of a director, means a director who is not the subject of the removal action; or

(iv) by mandatory retirement at JBI’s annual meeting immediate after his or her 72nd birthday.	JBI’s Post Merger Articles and Post Merger Bylaws provide that directors may be removed with or without cause upon the affirmative vote of the shareholders owning a majority of the shares then entitled to vote at an election of directors.

Current JBI	Proposed JBI
Control Share Acquisitions
JBI is subject to the Florida Control Share Acquisitions statute.

The Florida Control Share Acquisitions statute is designed to afford shareholders of public corporations in Florida protection against acquisitions in which a person, entity or group seeks to gain voting control. With enumerated exceptions, the statute provides that shares acquired within certain specific ranges will not possess voting rights in the election of directors unless the voting rights are approved by a majority vote of the public corporation’s disinterested shareholders. Disinterested shares are shares other than those owned by the acquiring person or by a member of a group with respect to a control share acquisition, or by any officer of the corporation or any employee of the corporation who is also a director.

A corporation in its articles of incorporation or bylaws can elect not to be subject to this statute.

JBI’s articles of incorporation provide that control shares acquired by a person acting alone or as part of a group, with certain exceptions, have only such voting rights as may be granted by a resolution approved by the holders of other than interested shares of JBI. Additionally, such control shares are subject to redemption by JBI within 60 days after the last acquisition if no acquiring person statement is filed. Dissenting shareholders to any control share acquisition shall have the right to obligate the acquiring person to purchase their shares for the highest amount proposed to be paid per share in the control share acquisition.	JBI expressly elects in its Post Merger Articles to not have the Florida Control Share Acquisitions statute apply to “control share acquisitions” of shares of JBI before the “control share acquisition.”

Current JBI	Proposed JBI
Acquisition Offers
JBI’s articles of incorporation provide that the board of directors, when evaluating any offer of another “Person” (as defined in the articles of incorporation) to: (i) make a tender or exchange offer for any equity security of JBI; (ii) merge or consolidate JBI with another corporation or entity; or (iii) purchase or otherwise acquire all or substantially all of the properties and assets of JBI, shall, in connection with the exercise of its judgment in determining what is in JBI’s and its shareholders’ best interest, give due consideration to all relevant factors, including, without limitation: (a) the social and economic effect of acceptance of such offer on JBI’s present and future customers and employees and those of its subsidiaries in the communities in which its subsidiaries operate or are located; (b) on the ability of JBI to fulfill its corporate objectives as a financial institution holding company; and (c) on the ability of its subsidiary financial banks to fulfill the objectives of such banks under applicable statutes and regulations.	Neither JBI’s Post Merger Articles nor Post Merger Bylaws contain similar provisions.
Affiliated Transactions and Business Combinations
JBI’s articles of incorporation contain provisions requiring supermajority shareholder approval to effect certain extraordinary corporate transactions that are not approved by a majority of the disinterested members of the board of directors. JBI’s articles of incorporation require the affirmative vote of the holders of at least two-thirds of the shares of voting stock, voting together as a single class, to approve any merger, consolidation, disposition of all or a substantial part of the assets of JBI or any of its subsidiaries, exchange of securities requiring shareholder approval or liquidation of JBI (“Affiliated Transaction”), if any person who together with his affiliates and associates owns beneficially 10% or more of any voting stock of JBI (“Interested Shareholder”) is a party to the transaction; provided that a majority of JBI’s disinterested directors have not approved the transaction.	JBI expressly elects in its Post Merger Articles to not be governed by Florida Business Corporations Act Section 607.0901 or any successor statute.

Section 607.0901 of the Florida Business Corporations Act requires approval by two-thirds of a company’s shareholders to effect certain “affiliated transactions” with an “interested shareholder” that do not meet one of several criteria, including not receiving approval by a majority of the company’s disinterested directors. “Interested shareholders” are those that own more than 10% of the company’s outstanding voting securities. “Affiliated transactions” include, but are not limited to, (i) any merger or consolidation with, or a disposition of the company’s assets to, an interested shareholder, (ii) the issuance or transfer by the company of any shares of the company which have an aggregate fair market value equal to 5% or more of the aggregate fair market value of all of the outstanding shares of the company to an interested shareholder, or (iii) the adoption of any plan or proposals of liquidation or dissolution with an interested shareholder.

Current JBI	Proposed JBI
Indemnification
In general, JBI’s articles of incorporation and its bylaws provide for the indemnification of directors, officers, employees, representatives, and others, to the maximum extent permitted by Florida law as authorized by the board of directors and for the advancement of expenses incurred in connection with the defense of any action, suit, or proceeding that the director, officer, employee, representative, or other was a party to by reason of the fact that he or she is or was a director of JBI upon the receipt of an undertaking to repay such amount, if it is ultimately determined that such director is not entitled to indemnification.

JBI’s articles of incorporation and bylaws permit JBI to purchase directors’ and officers’ liability insurance for its directors and officers.	In general, JBI’s Post Merger Bylaws provide for the various standards of indemnification of directors, officers, employees and agents, as authorized by the board of directors and for the advancement of expenses incurred in connection with the defense of any action, suit, or proceeding that the director, officer, employee, agent, or other was a party to by reason of the fact that he or she is or was serving in such capacity on behalf of JBI upon the receipt of an undertaking to repay such amount, if it is ultimately determined that such person is not entitled to indemnification.

JBI’s Post Merger Bylaws permit JBI to purchase insurance on behalf of any person who is or was a director, officer, employee or agent of JBI.
Amendments to Governing Instruments
Generally, amendments to the articles of incorporation must be approved by a majority affirmative vote of the Board and also by a majority of the outstanding shares of its voting stock. However, the affirmative vote of 66% of the outstanding shares held by shareholders entitled to vote is required to amend sections of the articles of incorporation that deal with special meetings of shareholders, number and classes of directors, affiliated transactions and business combinations, acquisition offers, and indemnification.

JBI’s bylaws may be altered, amended or repealed in a manner consistent with the laws of Florida at any time by a majority of the entire board of directors or by a majority of the votes cast by the shareholders at any legal meeting. Only the shareholders may alter, amend or repeal a bylaw that was previously adopted by the shareholders.	JBI’s Post Merger Articles permit JBI to amend, alter, change or repeal any provision contained in the Post Merger Articles, in the manner now or hereafter prescribed by statute or the articles, and all rights conferred upon shareholders by the Post Merger Articles are granted subject to this reservation. The Post Merger Articles may be amended as provided by law.

The Board is authorized, upon the affirmative vote of a majority of the directors at any regular meeting, or at any special meeting when the proposed amendment has been set out in the notice of such special meeting, to amend, alter, change or repeal any and all of JBI’s bylaws and to adopt new amended and restated bylaws. The shareholders of JBI may also amend JBI’s bylaws by the affirmative vote of a majority of the votes entitled to vote on such amendment.

Current JBI	Proposed JBI
Director Nominations and Advance Notice for New Business
Nominations for election to the board of directors and for business may be made by the board of directors or by any shareholder of any outstanding class of capital stock of JBI entitled to vote for the election of directors.

JBI’s articles of incorporation provide that advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders must be given in the manner provided in JBI’s bylaws.

JBI’s bylaws provide that only business brought before the meeting by or at the direction of the board of directors or by any shareholder who complies with the procedures set forth below shall be conducted. No business may be transacted at any shareholder meeting other than business that is either (i) specified in the notice of meeting given by or at the direction of the board of directors; (ii) otherwise properly brought before such shareholder meeting by or at the direction of the board of directors; or (iii) in the case of an annual meeting, otherwise properly brought before such meeting by any shareholder (a) who is a shareholder of record on the date notice is given and on the record date and (b) who complies with the notice procedures described below.

For business to be properly brought before a shareholder meeting, a shareholder must give timely written notice to the Secretary. To be timely, the shareholder’s notice must be delivered to or received at JBI’s principal executive offices not less than 60 days nor more than 120 days before the anniversary date of the immediately preceding annual meeting. If the annual meeting is called on a date that is not within 30 days of the preceding annual meeting anniversary date, then notice by the shareholder must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting, whichever first occurs.

To be in proper written form, a shareholder’s notice must set forth: (i) each matter that the shareholder proposes to bring before the annual meeting; (ii) a	Nominations for election to the board of directors and for business may be made (i) pursuant to JBI’s notice of meeting; (ii) by the board of directors or (iii) by any shareholder entitled to vote that complies with all of the notice provisions found in the Post Merger Articles.

Nominations of persons for election to the Board may be made by any shareholder entitled to vote in the election of directors if such shareholder provides advance notice of the proposed nomination and complies with the provision of Section 6.03 of the Post Merger Articles. The notice must provide (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee during the past five years; (iii) the number of shares that are “beneficially owned” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 13d-3 thereunder) by each such nominee; (iv) the particular experience, qualifications, attributes or skills that qualify each such nominee to serve as a director of JBI; (v) whether each such nominee has ever been at any time a director, officer or beneficial owner of 5% or more of any class of capital stock, partnership interests or other equity interest of any person and if so a description thereof; (vi) any directorships or similar positions held by such nominee in the last five years in any person with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended; (vii) whether, in the last 10 years, each such nominee has been convicted in a criminal proceeding or has been subject to a judgment, order, finding or decree of any federal, state or other governmental, regulatory or self-regulatory entity, concerning any violation of federal, state or other law, or any administrative proceeding or proceeding in bankruptcy, in order to evaluate the ability or integrity of the nominee; (viii) the name and address of the nominator and the number of shares held by the nominator, and a written confirmation that the nominator is and will remain a shareholder of JBI through the meeting; (ix) a representation that the nominator intends to appear in person or by proxy at

Current JBI	Proposed JBI
brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (iii) the name and record address of the shareholder; (iv) the class and number of shares of stock of JBI that the shareholder beneficially owns on the record date for the meeting and as of the date of such notice; (v) a description of all arrangements or understandings between the shareholder and any other named person or persons in connection with the proposal of such business by the shareholder and any material interest of the shareholder in such business; (vi) any other information which would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitations of proxies for the proposal pursuant to Section 14 of Exchange Act and the rules and regulations promulgated thereunder if such shareholder was engaged in such a solicitation; and (vii) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.	the meeting to make such nomination; (x) full disclosure of the existence and terms of all agreements and understandings between the nominator or any other person and the nominee with respect to the nominee’s nomination, or possible election and service to the board of directors, or a confirmation that there are no such arrangements or understandings; (xi) the written consent of each such nominee to serve as a director if elected; and (xii) any other information reasonably requested by JBI.

For business to be properly brought before a shareholder meeting, a shareholder must give timely written notice to the Secretary. To be timely, the shareholder’s notice with respect to an annual meeting must be delivered to or received at JBI’s principal executive offices not less than 60 days nor more than 90 days before the anniversary date of the immediately preceding annual meeting. If the annual meeting is called on a date that is not within 20 days of the preceding annual meeting anniversary date, then notice by the shareholder must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or publicly disclosed. To be timely, the shareholder’s notice with respect to a special meeting must be received by the Secretary not later than the close of the 10th day following the date on which notice of the meeting was first mailed to shareholders.

To be in proper written form, a shareholder’s notice must set forth: (i) the names and business addresses of the proponent and all persons acting in concert with the proponent; (ii) the name and address of the proponent and persons identified in clause (i), as they appear on JBI’s books (if they so appear); (iii) the class and number of shares entitled to be voted on the proposal that are beneficially owned by the proponent and the persons identified in clause (i); (iv) a description of the proposal containing all material information relating thereto; and (v) such other information as the board of directors reasonably determines is necessary or appropriate to enable the board of directors and shareholders of JBI to consider the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3.
ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES

The Board seeks your approval to adjourn the Special Meeting to a later date or dates in the event that there is not a sufficient number of votes at the Special Meeting to approve Proposal 1 and each of the proposals comprising Proposal 2. In order to permit proxies that have been timely received to be voted for any adjournment, we are submitting this proposal as a separate matter for your consideration. If it is necessary to adjourn the Special Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Special Meeting.

Shareholder Approval Required

The adjournment of the Special Meeting to a later date or dates in the event that there is not a sufficient number of votes at the Special Meeting to approve Proposal 1 and each of the proposals comprising Proposal 2, will be approved if a majority of the shares cast on Proposal 3 at the Special Meeting are voted in favor of such proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.

THE MERGER

The following is a description of the material aspects of the Merger and the Merger Agreement. While JBI believes that the following description covers the material terms of the Merger, the description may not contain all of the information that is important to you. JBI encourages you to read carefully this entire Proxy Statement, including the Merger Agreement attached to this Proxy Statement as Annex F, for a more complete understanding of the Merger.

Summary of the Merger

The Merger is a proposed business combination between ABI and JBI where ABI will merge with and into JBI, with JBI surviving the Merger. As soon as practicable after the Merger, JBI, as the surviving bank holding company, will merge Oceanside Bank with and into Jacksonville Bank, with Jacksonville Bank remaining as the surviving bank. Under the Merger Agreement, one member of ABI’s board of directors, anticipated to be Donald F. Glisson, Jr., will be appointed to the Board.

If the Merger is completed, each outstanding share of ABI common stock will be automatically cancelled and converted into the right to receive the Merger consideration (JBI common stock and cash). Under the terms of the Merger Agreement, ABI shareholders will receive, for each share of ABI common stock held on the record date, 0.2 shares of JBI common stock and $0.67 in cash. The proposed consideration will consist of approximately 249,503 shares of JBI common stock in the aggregate.

Parties to the Merger

Atlantic BancGroup, Inc.
1315 South Third Street
Jacksonville Beach, Florida 32250
Telephone: (904) 247-9494

ABI is a bank holding company headquartered in Jacksonville Beach, Florida providing a wide range of business and consumer financial services. ABI was incorporated under the laws of the State of Florida in October 1998. In April 1999, shareholders of Oceanside Bank approved an agreement and plan of reorganization whereby Oceanside Bank became a wholly-owned subsidiary of ABI. The reorganization was completed in May 1999. Oceanside Bank opened in July 1997 and operates as a Florida state-chartered community bank, and its deposits are insured by the Federal Deposit Insurance Corporation (the “FDIC”). Oceanside Bank operates from four full-service banking offices located in Jacksonville Beach, Neptune Beach and Jacksonville, Florida. For more information about ABI, go to www.oceansidebank.com. By making reference to this website, the information contained on the website is not incorporated into this Proxy Statement. The website should not be considered a part of this Proxy Statement. As of June 30, 2010, ABI had total consolidated assets of approximately $274.2 million, consolidated total loans (net of allowance for loan losses) of approximately $185.9 million, consolidated total deposits of approximately $246.1 million, and consolidated stockholders’ equity of approximately $10.0 million.

Jacksonville Bancorp, Inc.
100 North Laura Street
Jacksonville, Florida 32202
Telephone: (904) 421-3040

JBI is a bank holding company headquartered in Jacksonville, Florida providing a variety of competitive commercial and retail banking services including consumer lending, commercial lending, deposit services, cash management services and residential lending. JBI was incorporated under the laws of the State of Florida on October 24, 1997 for the purpose of organizing Jacksonville Bank. JBI’s only business is the ownership and operation of Jacksonville Bank. Jacksonville Bank is a Florida state-chartered commercial bank, and its deposits are insured by the FDIC. Jacksonville Bank opened for business on May 28, 1999 and currently provides a variety of community banking services to businesses and individuals through its five full-service banking offices in Jacksonville, Florida. For more information about JBI, go to www.jaxbank.com. By making reference to this website, the information contained on the website is not incorporated into this Proxy Statement. The website should not be considered a part of this Proxy Statement. As of June 30, 2010, JBI had total consolidated assets of approximately $452.2 million, consolidated total loans (net of allowance for loan losses) of approximately $373.8 million, consolidated total deposits of approximately $391.7 million, and consolidated shareholders’ equity of approximately $25.0 million.

Before their entry into the Merger Agreement, no material relationship existed between JBI and ABI.

Background of the Merger

Based on a review of loan losses in mid-to-late 2008, in late 2008, ABI’s board of directors concluded that ABI and Oceanside Bank would need to raise additional capital or engage in a strategic transaction (most likely a transaction resulting in Oceanside Bank being acquired) in order to survive the then-current economic recession and the anticipated levels of loan defaults caused by severe devaluation of real estate, including real estate securing loans made by Oceanside Bank. The ABI board’s conclusion was bolstered by Oceanside Bank’s loan losses in 2009 and 2010, and ultimately by the entry of a consent order against Oceanside Bank on January 7, 2010.

On January 26, 2009, the investment banking firm of Kendrick Pierce & Company Securities, Inc. (“Kendrick Pierce”) presented a capital financial analysis to ABI’s board of directors describing ABI’s condition and opportunities relative to other similarly situated financial institutions. Following this board meeting, ABI management participated in discussions with Kendrick Pierce regarding the merits of a potential private placement of ABI securities.

On February 11, 2009, the investment banking firm of Sun Trust Robinson Humphrey addressed ABI’s board of directors concerning its views on the viability of a rights offering and the possibility of finding a “right fit” strategic partner with which to merge.

On March 12, 2009, Mr. Chandler and ABI Chairman Donald Glisson met to discuss a possible merger with representatives of a local bank that believed it had substantial capital it was unable to effectively leverage. After a series of meetings, this institution determined that it was not interested in pursuing an acquisition of ABI or Oceanside Bank.

On March 13, 2009, representatives of ABI’s board of directors met with another local financial institution regarding a possible merger. A series of discussions followed, but on June 16, 2009, this institution advised ABI that it could not obtain the capital necessary to consummate the discussed merger.

On March 16, 2009, Mr. Chandler met with a representative of the investment banking firm of Baxter Fentriss and Company Co. (“Baxter”) regarding alternative sources of capital. Baxter expressed pessimism about the amount of capital available to an institution like ABI.

On March 18, 2009, Mr. Chandler spoke with a representative of the investment banking firm of Raymond James & Associates, Inc. (“RJA”). After RJA evaluated ABI’s size, RJA informed Mr. Chandler that ABI was too small for RJA to serve as ABI’s investment banking firm.

On June 11, 2009, ABI engaged Kendrick Pierce to serve as ABI’s financial advisor and exclusive placement agent in connection with a proposed offering of $7.5 million to $15.0 million of securities.

At the June 23, 2009 strategic planning meeting of JBI’s Board, discussions were held regarding the possibility of raising additional capital. As a part of those discussions, ABI’s efforts to raise capital were mentioned. Participants in the meeting raised the possibility that JBI could find a capital partner that would be interested in investing in a combined larger bank (such as a combined JBI and ABI) where there could be some management and operating efficiencies. During that meeting, John Rose, a director of JBI and a principal of CapGen Financial Advisers, was asked to introduce the idea to his partners at CapGen to see if there would be an interest. In July 2009, a representative of CapGen Financial Advisers notified JBI’s Board that CapGen Financial Advisers’ preliminary financial modeling indicated that a favorable return was possible.

During summer 2009, ABI continued to meet with various investment bankers to discuss various capital raising alternatives and merger opportunities. At the same time, ABI and Kendrick Pierce began to prepare materials for a private or public offering of ABI securities. Although ABI never commenced an offering, the final terms considered by the ABI board involved selling $15 million of units of preferred stock and warrants in a private placement. The preferred stock would have paid a 9% cumulative dividend and been convertible based on a $4.00 per common share conversion price. Each warrant would have permitted the holder to purchase one share of common stock at $5.00 per share during a five-year exercise period. If the entire proposed offering was sold to only new ABI shareholders, those new shareholders would have acquired approximately 79% of ABI’s outstanding voting securities.

On August 12, 2009, Price W. Schwenck, director of JBI, met with ABI Chairman Donald Glisson to outline a merger and investment proposal. Mr. Glisson discussed the proposal with ABI’s board and contacted Mr. Schwenck on August 17, 2010 indicating that the idea was supported by ABI’s board. On August 25, 2009, a representative of CapGen met with the JBI Board to review the potential merger and investment proposal by CapGen. The Board reviewed the preliminary modeling done by CapGen as well as an analysis prepared internally by JBI and concurred with the proposed structure of the merger and the investment by CapGen. The Board then authorized Price Schwenck to discuss the proposal with ABI’s board.

On August 26, 2009, ABI representatives met with representatives of JBI and CapGen. At this meeting, the participants discussed a proposal in which ABI and JBI, and Oceanside Bank and Jacksonville Bank, would combine, CapGen would inject $25 million in capital into the combined entity, and Jacksonville Bank Chairman Price Schwenck would become the CEO of the combined entity.

ABI’s board of directors approved proceeding with discussions and mutual due diligence with CapGen and JBI. As part of this process, and in order to encourage an investment by CapGen, ABI and JBI each agreed to CapGen’s request to permit KPMG to perform a valuation of the loan portfolio for both institutions. Based on KPMG’s initial analysis, CapGen agreed to invest $27.5 million in a combined ABI/JBI at a price of $10.00 per JBI share.

Extensive due diligence followed. Beginning in September 2009, KPMG and JBI representatives reviewed over 50% of ABI’s loan portfolio.

On September 1, 2009, ABI’s board of directors again met with representatives from Kendrick Pierce concerning the status of the potential private offering.

On October 9, 2009, ABI’s board of directors again met with representatives from Kendrick Pierce. At this time, Mr. Chandler estimated ABI’s capital needs at $12 million to $15 million. At this meeting, ABI’s board of directors also discussed the status of the proposed transaction with JBI and CapGen.

On October 15, 2009, representatives of ABI, JBI and CapGen met to discuss the proposed merger and investment. Based on due diligence to date, the participants discussed a proposal in which:

•	ABI would merge into JBI, and ABI shareholders would receive shares of JBI common stock based on a value of $3.50 per share of ABI common stock and $10.00 per share of JBI common stock;
•	Oceanside Bank would merge into Jacksonville Bank;
•	CapGen would inject $27.5 million in additional capital into JBI; and
•	Price Schwenck would be appointed the CEO of JBI.

ABI’s board of directors determined to continue to consider this proposal and to select a firm to prepare a fairness opinion.

On October 29, 2009, ABI’s board of directors met to review the terms and pricing of the proposal. Mr. Glisson reported that he had a discussion with representatives of CapGen and JBI concerning an alternative valuation scheme of $5.00 per ABI share and $7.50 per JBI share. Such a structure was not acceptable to JBI and CapGen. Mr. Glisson was instructed to make a counteroffer based on a $5.00 per share valuation for ABI and an $8.50 per share valuation for JBI. ABI’s board of directors also approved engaging Allen C. Ewing & Co. (“Ewing”) to provide financial advice and to render a fairness opinion to ABI.

In early November 2009, ABI’s board of directors determined to not proceed with a public or private offering of securities and to rather focus solely on consummating the merger/investment transaction with JBI and CapGen. The basis of this determination was ABI’s board of directors’ evaluation of other unsuccessful offerings among Florida banks, the uncertain environment for capital raising and bank operations and the uncertainty as to how long an offering would take to complete.

On November 19, 2009, a representative of Ewing met with ABI’s board of directors to discuss the proposed merger/investment transaction with JBI and CapGen. On December 4, 2009, Ewing presented a report to ABI’s board of directors regarding ABI’s capital raising options and the proposed merger/investment transaction with JBI and CapGen. In connection with its report, Ewing’s affiliate, Ewing Loan Advisors (“ELA”), reviewed the KPMG methodology and its application of tests and procedures to ensure that it had been applied in an even-handed manner to both banks. ELA reviewed the KPMG due-diligence report and determined that the valuation of the loan portfolio performed by KPMG for both banks had been conducted on a reasonable and fair basis. ELA also projected that the additional capital contribution by CapGen of $27.5 million to the combined banks should be sufficient to qualify for a “well-capitalized” capital status for the surviving bank and that without the infusion of this amount of capital, the regulatory approval of the proposed merger was unlikely.

In connection with its review of the Ewing report, the ABI board discussed and considered various strategic options for ABI, as follows:

Maintain Existing Operations (Status Quo).  In view of the significant capital requirements of ABI’s regulators resulting from their examinations of ABI, and as reflected in the Consent Order entered into by ABI with the FDIC and the OFR (effective as of January 7, 2010), the ABI board agreed that a “status quo” strategy was not a viable option to consider.

Raise $15,000,000 in Equity Capital.  While Kendrick Pierce indicated they believed that a significant percentage of an offering could successfully be sold, Ewing questioned the likelihood of a successful offering in view of the current adverse market for the shares of small community banks and the increasing amount of ABI’s nonperforming assets and the relatively small equity of ABI. While public offerings of large bank holding companies have been accepted by the markets, the illiquidity of the markets for the share of smaller community banks is a major deterrent to their success. Ewing pointed out to ABI’s board of directors that the certainty of a successful stock offering was very low, that it would take several months, and that an extension of time from the current regulatory orders would be required. ABI’s board of directors had no assurance that the regulators would grant any extensions and, if so, under what conditions. After discussion, ABI’s board of directors elected not to pursue this option.

Merge With Another Bank.  Ewing believed that it would be very difficult and unlikely that ABI, in a merger, could merge with a bank other than JBI that would meet regulatory requirements and that would offer terms more favorable to ABI shareholders than those of the proposed JBI/CapGen transaction. The ABI board noted that two other banks had initially expressed an interest in an acquisition of Oceanside Bank, but ultimately determined not to make a formal offer.

Merge with JBI with an Infusion of $27,500,000 in Equity by CapGen.  Ewing observed that a merger of the two companies would create a $750 million bank with nine offices in metro-Jacksonville, and the bank would be the second largest community bank based in Northeast Florida. The operations of the two companies complemented each other as Oceanside Bank featured retail banking and Jacksonville Bank, commercial banking. Significant reductions of noninterest expense would be created by the merger, more products and services would be available for their combined customers, the resulting bank would have the ability to make larger loans, and the combined banks would have greater access to capital in future years.

Negotiations continued with JBI through the first four months of 2010, during which period the asset quality of both Oceanside Bank and Jacksonville Bank deteriorated further. The parties determined that JBI should increase the amount of capital raised by $2.5 million to a total of $30 million and CapGen agreed to provide an investment of approximately $20 million, with other accredited investors agreeing to invest an aggregate of approximately $10 million. As a result of these continued negotiations, a pro forma ownership of the combined entities after the investment by CapGen and the other accredited investors developed to be as follows:

Shareholders	Pro Forma Shares	Percent of Pro Forma Total
ABI	249,503	5%
JBI	1,749,387	35%
CapGen	1,960,144	39%
Other Institutions	1,039,856	21%
Total	4,998,890	100%

Beginning in December 2009, Deloitte performed a financial and accounting review of the proposed transactions.

Effective January 7, 2010, Oceanside Bank became subject to a Consent Order which, among other things, required it to significantly increase its capital levels.

On January 22, 2010, at a meeting of the ABI board of directors, Mr. Glisson advised that Ewing was prepared to orally report on the status of its fairness opinion; such presentation was ultimately made on January 27, 2010. Mr. Chandler advised that JBI would shortly circulate a draft merger agreement.

Through January and February 2010, JBI’s and CapGen’s due diligence review of ABI and Oceanside Bank continued. During this time, JBI and CapGen reviewed ABI’s estimated financial results for the fourth quarter and expressed concern regarding ABI’s financial condition. Also in February 2010, JBI engaged Mercer Capital to perform a purchase accounting analysis of the proposed merger, and KPMG and JBI representatives reviewed again a major portion of ABI’s loan portfolio. In early March, KPMG conducted a second loan review at ABI’s offices.

Also in January and February 2010 and through the spring, attorneys for ABI, JBI and CapGen began preparing, circulating and negotiating the terms of the merger agreement and a stock purchase agreement to be entered into among JBI, CapGen and the other investors.

At a March 12, 2010 ABI board meeting, Mr. Chandler discussed his preliminary investigation of alternative sources of capital potentially available to ABI if the merger with JBI was not consummated. (Through early April, Mr. Chandler continued to have meetings with investment bankers concerning possible capital alternatives in the event negotiations with JBI and CapGen failed.) Also at that meeting, Mr. Glisson reported to the ABI board that JBI and CapGen now proposed valuing ABI stock at $2.00 per share. ABI’s board of directors instructed Mr. Glisson to contact JBI management to negotiate a higher valuation.

On March 19, 2010, ABI Chief Financial Officer David L. Young concluded his investigation into the evaluation of the United States Department of the Treasury’s Community Development Capital Initiative Program. In consultation with consultants T. Stephen Johnson and Associates, Inc., Mr. Young concluded that Oceanside Bank’s market area and branch locations would preclude Oceanside Bank from qualification for this program.

In March 2010, CapGen determined that based on the purchase accounting adjustments, it would not be feasible for its investment to exceed 49.9% of the total equity in JBI, and that an additional $2.5 million of capital would be needed. During April 2010, JBI interviewed a number of other potential capital investors, and ultimately identified three investors to participate in the private placement. Also in April 2010, the parties continued to negotiate the terms of the proposed merger and stock purchase.

On April 2, 2010, ABI’s board of directors met to discuss a revised proposal from JBI and CapGen. Under this proposal, ABI stock would be valued at $2.00 per share and JBI’s stock would be valued at

$10.00 per share. If Oceanside Bank was able to sell certain assets related to the “Via Mare” loan prior to closing, the cash proceeds would be distributed to ABI’s shareholders. At that time, ABI’s board of directors estimated that such payment could be as high as $0.65 per share. (These assets were ultimately sold on June 30, 2010 for $700,000 which was estimated at approximately $0.56112 per common share.) At this time, and again on April 23, 2010, the ABI board of directors unanimously approved accepting the proposal, pending negotiation of definitive transaction documents.

On April 20, 2010, JBI engaged Wunderlich Securities, Inc. to render its opinion to the JBI Board as to the fairness of the proposed merger consideration and the consideration to be received by JBI in the proposed stock purchase.

At a meeting of the ABI board of directors on May 5, 2010, the board again reviewed the factors in favor and against the proposed merger and investment with JBI and CapGen, and Ewing delivered an oral opinion, confirmed by delivery of a written opinion dated the same date, that the terms of the proposed merger with JBI were fair, from a financial point of view, to the shareholders of ABI. Following the discussion and delivery of the fairness opinion, the ABI board approved the terms of a merger agreement, whereby the shareholders of ABI would receive 0.2 shares of JBI for each ABI share plus a contingent cash payment in the event of a sale by Oceanside Bank of certain of its assets.

Effective May 5, 2010, Price W. Schwenck was named Chief Executive Officer of JBI. On May 10, 2010, JBI and ABI executed and delivered the Merger Agreement. Applications for approval of the transactions were made with the Federal Reserve in May 2010 and with the FDIC and the OFR in June 2010.

On August 25, 2010, ABI received a letter from JBI stating that the relevant regulatory authorities had “tentatively agreed to approve the Merger Agreement conditioned upon the sale of an additional $5 million in [JBI] common stock for a total of $35 million” in new capital for the combined company. The letter continued to state that JBI consulted with the Investors who are parties to the Stock Purchase Agreement and that the Investors indicated that they “are willing to invest an additional $5 million. However, in order for them to achieve a comparable return to what they now expect, the purchase price ... would be lowered to $9 per share.”

On August 27, 2010, ABI’s board of directors met to discuss the letter from JBI. ABI’s board noted that decreasing the price paid by the Investors for shares of JBI common stock would serve to proportionately reduce the value of the shares of JBI common stock to be received by ABI’s shareholders as part of the Merger consideration. ABI’s board also noted its belief that since entering into the Merger Agreement on May 10, 2010, ABI’s condition had improved relative to JBI’s condition. Based on that belief and ABI’s board’s unchanged opinion that the Merger was in ABI’s shareholders best interests, ABI’s board of directors authorized its Chairman to execute an amendment to the Merger Agreement that: (i) contemplated the reduction from $10.00 per share of JBI common stock to $9.00 per share of JBI common stock for the price to be paid by the Investors pursuant to the Stock Purchase Agreement; and (ii) increased the cash component of the Merger consideration by approximately $0.11 per share, to $0.67 per share. Subsequently, ABI’s Chairman communicated this counteroffer to JBI’s Chief Executive Officer.

On August 31, 2010, JBI informed ABI that JBI’s board of directors would accept ABI’s counteroffer, subject to approval by the Investors and their agreement to bear the financial cost of the increase in the cash component of the Merger consideration. Later that day, JBI informed ABI that the Investors were agreeable to the terms of the counteroffer, except that one of the Investors was unwilling to bear any increased financial cost. Each other Investor, however, agreed to sufficiently increase its share of the increased cash Merger consideration, on a pro rata basis, to provide the additional approximately $0.11 per share to ABI’s shareholders.

On September 20, 2010, JBI and ABI executed an amendment to the Merger Agreement, which contained the substantive provisions of ABI’s counteroffer. On the same date, JBI and the Investors executed an amendment to the Stock Purchase Agreement increasing the amount of capital raised thereunder to $35 million and reducing the purchase price per share of JBI common stock to $9.00.

On September 22, 2010, JBI received notice from the OFR that it intends to approve the application for authority to merge Oceanside Bank with and into Jacksonville Bank, subject to certain customary conditions.

On October 14, 2010, the Federal Reserve approved (i) the application for the Merger, and (ii) the application for CapGen to become a bank holding company.

ABI’s Reasons for the Merger

ABI’s board of directors evaluated the financial, market and other considerations bearing on the decision to adopt and recommend to its shareholders to approve the Merger Agreement and the Merger. The terms of the Merger are a result of arms-length negotiations between the representatives of ABI and JBI. In reaching its conclusion that the Merger Agreement is in the best interests of ABI and its shareholders, the ABI board of directors carefully considered the following material factors:

•	the consideration to be received in the proposed Merger, including the likelihood that ABI shareholders will not recognize any gain or loss for federal income tax purposes on the receipt of JBI common stock in the Merger;
•	a comparison of the terms of the proposed Merger with comparable transactions;
•	information concerning the business, financial condition, results of operations and prospects of ABI and JBI;
•	competitive factors and trends towards consolidation in the banking industry;
•	the review by the ABI board of directors with its legal and financial advisors of the provisions of the Merger Agreement;
•	the opinion rendered by Allen C. Ewing & Co. to the ABI board of directors that, based upon and subject to various matters set forth in its opinion, the terms of the Merger Agreement were fair, from a financial point of view, to ABI’s shareholders;
•	alternatives to the Merger, including continuing to operate ABI as an independent banking organization; and
•	the value to be received by the ABI shareholders in the Merger in relation to the historical book value, earnings and dividends per share of ABI common stock.

The ABI board of directors believes that by becoming part of a larger organization with greater resources, ABI shareholders will enjoy greater long-term appreciation of their investment and that ABI will be able to operate with greater efficiency, serve its customers and communities better and provide a broad array of services that will be more competitive in North Florida.

While each member of the ABI board of directors individually considered the foregoing and other factors, the ABI board did not collectively assign any specific or relative weights to the factors considered and did not make any determination with respect to any individual factor. The ABI board of directors collectively made its determination with respect to the Merger Agreement based on the conclusions reached by its members, in light of the factors that each of them considered appropriate, that the Merger Agreement is in the best interests of ABI’s shareholders.

JBI’s Reasons for the Merger

The Board concluded that the Merger is in the best interests of JBI and its shareholders. In deciding to adopt and approve the Merger Agreement and to approve the Merger, the Board considered a number of factors, including, without limitation, the following:

•	management’s view that the Merger with ABI provides an attractive opportunity to expand JBI’s current operations in the greater Jacksonville area;
•	management’s view that the employees of Oceanside Bank add significant skills to the combined organization;
•	ABI’s community banking orientation and its compatibility with JBI and Jacksonville Bank;
•	the effectiveness of the Merger as a method of implementing and accelerating JBI’s growth strategy and objectives;

•	the complementary fit of the businesses of JBI and ABI, which JBI’s management believes will enable the combined company to deliver improved services to customers to achieve stronger financial performance and enhance shareholder value;
•	management’s review of the business, operations, earnings, and financial condition of ABI, including capital levels and asset quality;
•	management’s belief that the combined company will be positioned to benefit from increased credit portfolio diversity and increased lending capacity; and
•	management’s view that the combined organization will have greater access to capital and growth opportunities through mergers and acquisitions.

While each member of the Board individually considered the foregoing and other factors, the Board did not collectively assign any specific or relative weights to the factors considered and did not make any determination with respect to any individual factor. The Board collectively made its determination with respect to the Merger Agreement based on the conclusions reached by its members, in light of the factors that each of them considered appropriate, that the Merger Agreement is in the best interests of JBI’s shareholders.

Opinion of Allen C. Ewing & Co.

In November 2009, Ewing was engaged by ABI to provide financial advisory services to ABI with regard to strategic options available to ABI. Upon reaching agreement with JBI concerning the terms of a merger, the ABI’s board of directors requested that Ewing determine if the terms of the proposed Merger were fair, from a financial point of view, to the shareholders of ABI. Ewing is an independent investment bank serving the Southeastern United States that provides specialized corporate finance services to community financial institutions. In the ordinary course of its investment banking business, Ewing is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. ABI selected Ewing as its financial advisor based upon Ewing’s qualifications, expertise and reputation in these types of matters. ABI has not had any material relationship with Ewing, its affiliates, or unaffiliated representatives in the past two years nor is any material relationship contemplated, and Ewing has not received any compensation in the past two years nor is any compensation contemplated to be received, other than as set forth in the following sentence and the relationship and compensation described in this Proxy Statement relating to ABI's engagement of Ewing to render an opinion in connection with the Merger. On March 5, 2010, Oceanside Bank engaged Ewing Loan Advisors, Inc. to conduct the bank's independent loan review for a fee of $27,500.

General

A shareholder should consider the following when reading the discussion of Ewing’s opinion and the methodology used in its analysis:

•	The summary of the opinion of Ewing set forth in this Proxy Statement is qualified in its entirety by reference to the full text of the opinion that is attached to this document. You should read the opinion in its entirety for a full discussion of the procedures followed, assumptions made, matters considered and qualification and limitation on the review undertaken by Ewing in connection with its opinion and its provisions pertaining to market conditions prior to the closing date of the Merger.
•	Ewing’s opinion does not address the merits of the Merger relative to other business strategies, whether or not considered by ABI’s board of directors, nor does it address the decision by ABI’s board of directors to proceed with the Merger.
•	Ewing’s opinion to ABI’s board of directors rendered in connection with the Merger does not constitute a recommendation to any ABI shareholder as to how he or she should vote at the ABI Special Meeting.

The preparation of a financial fairness opinion involves various determinations as to the most appropriate methods of financial analysis and the application of those methods to the particular circumstances. It is therefore not readily susceptible to partial analysis or summary description. In connection with rendering its opinion, Ewing performed a variety of financial analyses. Ewing believes that its analyses must be considered together as a whole and that selecting portions of its analyses and the facts considered in its analyses, without considering all other factors and analyses, could create an incomplete or inaccurate view of the analyses and the process underlying the rendering of Ewing’s opinion.

In performing its analyses, Ewing made numerous assumptions with respect to industry performance, business and economic conditions, and other matters, many of which are beyond the control of ABI and may not be realized. Any estimates contained in Ewing’s analyses are not necessarily predictive of future results or values, which may be significantly more or less favorable than the estimates. Estimates of values of companies do not purport to be appraisals or necessarily reflect the prices at which the companies or their securities may actually be sold. Except as described below, none of the analyses performed by Ewing was assigned a greater significance by Ewing than any other. The relative importance or weight given to these analyses by Ewing is not necessarily reflected by the order of presentation of the analyses herein (and the corresponding results). The summaries of financial analyses include information presented in tabular format. The tables should be read together with the text of those summaries.

Ewing has relied, without independent verification, upon the accuracy and completeness of the information it reviewed for the purpose of rendering its opinion. Ewing did not undertake any independent evaluation or appraisal of the assets and liabilities of ABI or JBI nor was it furnished with any appraisals.

Ewing’s opinion is necessarily based on economic, market and other conditions existing on the date of its opinion and on information as of various earlier dates made available to it which is not necessarily indicative of current market conditions.

In rendering its opinion, Ewing made the following assumptions:

•	that the Merger will be accounted for as a purchase in accordance with generally accepted accounting principles and as a reorganization under §368(a) of the Code;
•	that all material governmental, regulatory and other consents and approvals necessary for the consummation of the Merger would be obtained without any adverse requirements of either ABI or JBI, or any adverse effects on the anticipated benefits of the Merger;
•	that ABI had provided it with all information that might be material to Ewing in its analysis; and
•	that the financial projections it reviewed were prepared on a basis reflecting the best available estimates and judgment of the management and directors of ABI as to the current and future operating and financial performance of ABI.

In arriving at its opinion, Ewing reviewed:

•	the Merger Agreement;
•	Oceanside Bank’s Consent Order and ABI’s written agreement with the Federal Reserve;
•	the audited financial statements of JBI for the years ended December 31, 2007, 2008 and 2009;
•	the audited financial statements of ABI for the years ended December 31, 2007, 2008 and 2009;
•	the unaudited financial statements of JBI for the quarter ended March 31, 2010;
•	the unaudited financial statements of ABI for the quarter ended March 31, 2010; and
•	the trading market for the JBI common stock as to its volatility and price multiples.

In addition, Ewing conducted other analyses, inquiries and discussions as Ewing deemed appropriate.

Ewing also held discussions with members of management of JBI and ABI regarding the historical and current business operations, financial condition and future prospects of their respective companies.

Summary of Financial Analysis Performed by Ewing

The following paragraphs summarize portions of the financial analysis prepared by Ewing in arriving at its opinion. They do not purport to be a complete description of the analysis performed or the matters considered by Ewing in arriving at its opinion.

Background

In performing its analysis, Ewing made certain assumptions with respect to industry performance, business and economic conditions, and market values. Ewing’s opinion is based upon the economic and market conditions that existed as of the date of the opinion as well as financial information as of earlier dates that was pertinent to its analysis. Ewing has relied upon the accuracy and completeness of the information provided by ABI in rendering its opinion, and Ewing did not perform independent valuations or appraisals of the assets and/or liabilities of ABI.

The Banking Market in 2009 – 2010

The national banking industry in 2009 – 2010 continued to experience the adverse trends that began in 2007 as a result of the collapse of the unsustainable hyper-growth rates of the economy from 2001 through 2006, which were created by low interest rates, deteriorating loan underwriting standards, and the market’s rejection of sub-prime loans. As a result, the U.S. economy experienced a systemic devaluation of asset values that devastated the net worth of individuals and the capital of U.S. banks. While economists have indicated that the recession technically ended in the third quarter of 2009, business activity continued to remain at very low levels in most industries through the first quarter of 2010.

The FDIC indicated that the 7,500 FDIC insured banking institutions incurred an aggregate loss in the second quarter of 2009 which has occurred only twice in the past 18 years. Charge-offs and nonperforming assets rose to record levels, and loan loss provisions increased from a typical 10% of operating revenues to over 40%. The FDIC “Problem Bank List” increased from 50 institutions at the beginning of 2007 to 416 as of June 30, 2009.

Bank stocks, along with the equity markets, reached their lows in the first quarter of 2009, although the prices of the shares of large banks have increased subsequently enabling them to raise the substantial amounts of new equity capital required by the regulators. This has not been the case for most community banks, whose shares lack the liquidity necessary to attract institutional and individual investor buying interest in new capital offerings. The FDIC “closed” 140 financial institutions in the United States in 2009, most of which were community banks located in high growth markets. The NASDAQ index of community bank stock prices located throughout the country, which had out performed the Dow Jones Industrial Average and NASDAQ industrial averages for the 14 years, from 1992 – 2006, plunged sharply beginning in 2007. Bank stocks which had traded at 50% to 150% premiums over tangible book value prior to 2007 were trading at large discounts from tangible book value at December 31, 2009. M&A activity declined sharply in 2007 because of the sharp decline in asset values, equity, and stock prices of most community banks and the large operating losses of both acquirers and target banks.

Florida Banking

The State of Florida was one of the fastest growing markets in the country in the past decade, and like other growth markets such as Southern California, Arizona, Atlanta, and Las Vegas, it is overbuilt in every classification of real estate. In the 1970’s, real estate loans represented only 40% of the loan portfolios of Florida banks, but this percentage is currently over 80%, reflecting the high levels of real estate activity that has taken place.

The major economic indicators reflect the deterioration of Florida’s economy and banking ratios since 2007. On average for the State’s banks, non-current loans/loans increased from 0.88% in 2007 to 5.80% as of December 31, 2009, tier one capital declined from 10.07% to 8.90%, net interest margin declined from 3.83% to 3.23%, and loss provisions grew 400%, from 0.26% to 1.17% of average assets.

In 2009, the FDIC closed 14 Florida-based banking institutions and there have been six closures in Florida through March 31, 2010. Florida bank regulators indicate that 38% of Florida’s 261 community banks are on their “watch list,” and M&A activity in Florida in 2010 will continue to be dominated by FDIC-assisted takeovers.

Prospective Changes In and The Outlook For Community Banking

Many changes have taken place in the community banking industry as a result of the recession and the asset quality crisis that are adversely affecting banks. They are: (i) higher regulatory requirements for capital, (ii) higher FDIC insurance premiums and compliance costs, and (iii) increasing economic pressure to increase the size of banks to achieve higher operating efficiencies and profitability. Capital adequacy and survival have become the operating priorities for most banks replacing the growth strategies of prior years.

Analysis of ABI

ABI’s deposits grew from $168 million as of December 31, 2005, to $258 million as of March 31, 2010, for a compound growth rate of 15% per year.

As of March 31, 2010, ABI had 1,247,516 shares of common stock outstanding with 594 shareholders, and equity capital of $9,273,000 having declined from $14,732,000 months earlier, a decline of 37%. ABI does not pay any dividends, does not have any goodwill or TARP preferred equity or any outstanding options or warrants. The stock of ABI was trading at $3.50 per share as of March 31, 2010, for a market cap of $4.4 million. The high for the stock for the past twelve months was $8.00 and the low was $3.02. ABI’s directors own approximately 14.5% of the shares and the stock has an average trading volume of 2,000 shares per day.

ABI’s continuing operations are subject to achieving compliance with the Consent Order entered into by ABI, which requirements should be satisfied upon consummation of the proposed Merger. Highlights of ABI’s financial statements as of March 31, 2010 were as follows:

Balance Sheet Summary
Atlantic BancGroup, Inc.
As of March 31, 2010 (dollars in thousands)

Gross Loans	$196,244
OREO	$2,305
Deferred income taxes	$624
Total Assets	$285,880
Total Deposits	$258,463
Total Debt	$12,500
Trust Preferred	$3,093
Equity	$9,273
Total Liabilities & Equity	$285,880

Asset Quality
Atlantic BancGroup, Inc.
As of March 31, 2010 (dollars in thousands)

Nonperforming Loans	$6,401
Restructured Loans	$16,122
Nonperforming and Restructured Loans	$22,523
OREO	$2,305
NPAs and Restructured Loans	$24,828
Loan Loss Reserves	$6,651
NPAs and Restructured Loans/Assets	8.68%
Loan Loss Reserves/NPAs and Restructured Loans	26.79%

Capital Ratios
Atlantic BancGroup, Inc.
As of March 31, 2010

Actual
Tangible Equity/Assets	3.24%
Tier One	6.46%
Risk-Based Capital	7.74%

Per Share Calculations
Atlantic BancGroup, Inc.
As of March 31, 2010

Market Price/Share	$3.50
Tangible Book Value/Share	$7.43
Market Price/Book	47%

Table A
History of ABI Loss Provisions and PreTax Income
(dollars in thousands)

Year	Income (Before Loan Loss Provision/NPA Expenses & Income Tax)	Loan Loss Provision	NPA Expense	Pre-Tax Income
2005	$2,457	$334	-0-	$2,123
2006	$3,015	$194	-0-	$2,821
2007	$2,483	$629	-0-	$1,854
2008	$1,660	$4,424	$855	$(3,619)
2009	$603	$6,268	$1,248	$(6,913)
2010 (3 Mos.)	$528	$872	$203	$(547)

As indicated by Table A, the large increase in loan loss provisions and foreclosure expenses reflect the sharp decline of real estate collateral values that resulted in a severe adverse effect on bank earnings beginning in 2008. ABI incurred cumulative pretax losses of over $11 million in 2008, 2009, and the first quarter of 2010, which reduced its equity capital to $9,273,000, as of March 31, 2010. As a result, ABI does not comply with the minimum capital ratios required by the regulators. Nonperforming assets increased to 8.68% of assets or $24,828,000, of which only $6,651,000 were covered by loan loss reserves (27%). The market for ABI shares reflected the concerns of ABI investors created by the losses and capital deficiencies of ABI as the stock, like the shares of many other community banks, traded at 53% discount from tangible book value.

Analysis of JBI

JBI’s deposits grew from $234 million as of December 31, 2005 to $386 million as of March 31, 2010 for a compound growth rate of 12% per year.

As of March 31, 2010, JBI had 1,748,683 shares of JBI common stock outstanding with 150 shareholders, and equity capital of $26,211,000, or $14.97/share JBI does not pay any dividends, does not have any goodwill, and does not have TARP preferred equity. There are 158,942 options outstanding to purchase JBI common stock with an average exercise price of $14.62/share. The JBI common stock has an average trading volume of 1,500 shares per day. JBI shares were trading at $10.00 per share as of March 31, 2010, for a market cap of $17.5 million. The high for the stock for the past twelve months was $11.99 and the low was $6.99. The directors own approximately 26.35% of the shares.

Jacksonville Bank’s operations are subject to achieving compliance with a regulatory Memorandum of Understanding (“MOU”), and JBI believed that it is in full compliance with the requirements of the MOU as of March 31, 2010.

Highlights of JBI’s financial statements were:

Balance Sheet Summary
Jacksonville Bancorp, Inc.
As of March 31, 2010 (dollars in thousands)

Gross Loans	$390,601
REO	$3,676
Intangibles	$-0-
Total Assets	$452,375
Total Deposits	$385,944
Total Debt	$39,550
Trust Preferred	$14,550
Equity	$26,211
Total Liabilities & Equity	$452,375

Asset Quality
Jacksonville Bancorp, Inc.
As of March 31, 2010 (dollars in thousands)

Non-Accrual Loans	$7,430
Renegotiated Loans	$17,026
Nonperforming Loans	$24,429
REO	$3,676
NPAs	$28,105
Loan Loss Reserves	$7,618
NPAs/Assets	6.21%
Loan Loss Reserves/NPAs	27.11%

Capital Ratios
Jacksonville Bancorp, Inc.
As of March 31, 2010

Tang Equity/Assts	5.79%
Tier One Ratio	8.87%
Risk-Based Capital Ratio	11.63%

Per Share Calculations

Jacksonville Bancorp, Inc.
As of March 31, 2010

Market Price/Share	$10.00
Tangible Book Value/Share	$14.98
Market Price/Book	67%

Table B

History of JBI Loss Provisions and PreTax Income
(dollars in thousands)

Year	Income (Before Loss Provisions, NPA Expenses & Income Tax)	Loan Loss Provision	NPA Expense	Pre-Tax Income
2005	$3,896	$481	-0-	$3,415
2006	$4,546	$546	-0-	$4,000
2007	$5,088	$542	-0-	$4,546
2008	$3,376	$3,570	-0-	$(194)
2009	$4,379	$4,361	$46	$(28)
2010 (3 Mos.)	$1,201	$2,375	$464	$(1,638)

As indicated by Table B, the large increase in loan loss provisions that began in 2008 reflected the sharp decline of real estate collateral values that resulted in a severe adverse effect on bank earnings beginning in 2008. While JBI has incurred cumulative losses of $2.2 million in 2008, 2009, and the first quarter of 2010, it has been able to essentially comply with regulatory capital requirements. However, JBI’s ability to grow is restricted by its capital, and the $30 million infusion by the Investors will allow JBI, post Merger, to expand its deposits and loans. Nonperforming assets increased to 6.21% of assets or $28,105,000 of which only $7,618,000 were covered by loan loss reserves (31%).

The market for JBI shares also reflected the concerns of JBI investors created by JBI’s losses and high level of nonperforming assets.

Other

The opinion expressed by Ewing was based upon market, economic and other relevant considerations as they existed as of the date of the opinion. Events occurring after the issuance of the opinion, including but not limited to, changes affecting the securities markets, the results of operations, or material changes in the assets or liabilities of JBI could materially affect the assumptions utilized in preparing the opinion.

Ewing received a total fee of $50,000 for its services in connection with the Merger and the rendering of the opinion. In addition, ABI has agreed to indemnify Ewing and its directors, officers, and employees from liability in connection with the transaction, and to hold Ewing harmless from any losses, actions, claims, damages, expenses or liabilities related to any of Ewing’s acts or decisions made in good faith and in the best interests of ABI.

Subsequent Events

Subsequent to the issuance of Ewing’s opinion on May 5, 2010, two events occurred which resulted in a modification to JBI’s offer for the shares of ABI. The board of directors of ABI asked Ewing to review these events and the revised terms of the JBI offer to determine if they are fair to the ABI shareholders.

•	ABI was successful in selling the identified assets, which proceeds are to be distributed to the ABI shareholders as part of the consideration of the Merger. The net cash proceeds are approximately $700,000, or approximately $0.56 per ABI share.
•	On August 25, 2010, ABI received notice from JBI indicating that the regulators had tentatively agreed to approve the Merger provided an additional $5 million in new capital was invested in JBI shares which would increase the total new equity capital to be invested in JBI to $35 million. The letter indicated that the Investors were informed of the regulatory requirement and that they have agreed to provide the additional $5 million. However, in order for the Investors to achieve their expected return on invested capital, the purchase price for all of the shares to be purchased by them would be lowered from $10.00 per share to $9.00 per share. This will increase the number of shares to be purchased by the Investors from 3,000,000 shares as provided in the Merger Agreement, to 3,888,889 shares, and the total number of shares to be outstanding after the Merger and Stock Purchase from 4,998,890 to 5,887,779 shares.

The notice indicated that the JBI Board had met to consider the regulators’ new capital requirement and the proposed terms offered by the Investors if they were to fund the additional amount of $5 million. The JBI Board determined that the sale of the required additional shares to the Investors on the revised terms was in the best interest of JBI and it approved the revised terms offered by the Investors. Subsequently, the ABI board of directors met to discuss the regulators’ requirement and the revised terms, and the ABI board of directors approved the revised terms provided the amount of cash to be received by ABI shareholders was increased by $0.11 per share ($137,000) to $0.67 per share. The JBI Board and the Investors subsequently approved the increase as requested by the ABI board.

Analysis

In preparing this update of Ewing’s May 5, 2010 opinion, it was observed that the economy and the financial condition of the banking industry have not changed materially from the negative condition and trends that existed as of that date, and that ABI continues to be subject to the capital and operating requirements of the FDIC Consent Order of January 17, 2010.

The proposed increase in the number of shares to be acquired by the Investors will reduce the potential ownership of JBI shares by ABI shareholders from 4.99% to 4.24%. It is likely that the JBI shares after the Merger will initially trade at ±$9.00 per share rather than ±$10.00 per share, as pro forma book value per share will be reduced as a result of the reduction in price per share to the Investors, and the market will consider the $9.00 price for the $35 million investment in JBI shares by the Investors as an indicator of market value. However, the increased cash consideration to ABI of $0.11 per share will partially offset the anticipated reduction in the initial market price of JBI shares after the Merger as shown below:

•	Projected Value of the Consideration to be Paid to ABI Shareholders Prior to Reduced Price Per JBI Share

.2 x $10.00 + $.56 = $2.56 Per ABI Share

•	Projected Value of the Consideration to be Paid to ABI Shareholders after Proposed Revision in Price

.2 x $9.00 + $.67 = $2.47 Per ABI Share

The projected decline in the value of the consideration to ABI if the JBI shares trade at $9.00, rather than $10.00, will be $0.09 per share, or 3.5%.

Closing and Conditions to Closing of the Merger

The Merger will be completed only if all of the following are satisfied or waived, among other conditions:

•	the Merger Agreement and the Merger are approved by the holders of at least 70% of the outstanding shares of ABI common stock as of the record date of the ABI Special Meeting;
•	the Stock Purchase and the amendment and restatement of JBI’s articles of incorporation and bylaws are approved by JBI shareholders;
•	the satisfaction of the conditions to closing in the Stock Purchase Agreement and the receipt of notification from the Investors they have received all funds necessary to complete the Stock Purchase;
•	certain minimum net worth, deposit and loan portfolio requirements of ABI, and certain net worth requirements of the JBI are met;
•	all required regulatory consents are obtained;
•	each party to the Merger Agreement shall have obtained any and all consents required for consummation of the Merger or for the prevention of any default under any contract or permit;

•	no court or regulatory authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law or order (whether temporary, preliminary or permanent) or taken any other action which prohibits, restricts or makes illegal consummation of the transactions contemplated by the Merger Agreement;
•	no stop orders suspending the effectiveness of this registration statement shall have been issued, no action, suit, proceeding or investigation by the SEC to suspend the effectiveness thereof shall have been initiated or threatened, and all necessary approvals under state securities laws relating to the issuance of the shares of JBI common stock issuable pursuant to the Merger shall have been received;
•	continued accuracy as of the effective time of the representations and warranties set forth in the Merger Agreement and fulfillment in all material respects of the parties’ agreements and covenants set forth in the Merger Agreement;
•	delivery of certain certificates and certified copies of resolutions of the boards of directors of the parties;
•	the JBI common stock to be issued in the Merger shall have been approved for listing on the NASDAQ Global Market;
•	Allen C. Ewing & Co., ABI’s financial advisor, shall have issued a written fairness opinion to the effect that the Merger consideration to be received by ABI shareholders in the Merger is fair to the ABI shareholders from a financial point of view;
•	there shall be no change in control agreements, salary continuation agreements, severance agreements or similar compensation agreements between ABI or its subsidiaries and any individual;
•	since the date of the Merger Agreement no event shall have occurred which has had a material adverse effect, or is foreseen to have a material adverse effect on the parties or consummation of the transactions contemplated by the Merger Agreement; and
•	all other conditions to the Merger discussed in this Proxy Statement are either satisfied or waived.

The closing of the Merger will occur on the first business day of the month immediately after the month in which all of these conditions (and the other conditions set forth in the Merger Agreement) are satisfied or waived in accordance with the Merger Agreement.

Representations and Warranties

The Merger Agreement contains customary representations and warranties that ABI and JBI made to, and solely for the benefit of, each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that ABI and JBI have exchanged in connection with signing the Merger Agreement. While ABI and JBI do not believe that these disclosure schedules contain information that securities laws require the parties to publicly disclose other than information that has already been so disclosed, they do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the original Merger Agreement and certain representations and warranties may have been modified in important part by the underlying disclosure schedules. These disclosure schedules contain information that has been included in the companies’ general prior public disclosures, as well as additional non-public information. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the original Merger Agreement, which subsequent information may or may not be fully reflected in the companies’ public disclosures.

ABI, in Article V of the Merger Agreement, made representations and warranties to JBI customary for transactions of this nature that relate to, among other things:

•	organization and good standing;
•	authority to enter into the Merger Agreement;
•	capitalization, subsidiaries and financial statements;
•	undisclosed liabilities;
•	certain changes or events or failures since the balance sheet date which could have a material adverse effect on ABI or its subsidiaries, or cause a material breach or violation of any covenants and agreements;
•	tax matters, including but not limited to filing of tax returns, payment of taxes and tax liability;
•	assets, including but not limited to title and leases;
•	environmental matters, including but not limited to compliance with environmental laws and hazardous materials;
•	intellectual property, including but not limited to ownership, right to convey and pending or threatened litigation;
•	compliance with laws applicable to the business;
•	labor relations;
•	employee benefit plans;
•	pending and threatened litigation;
•	intellectual property;
•	data processing systems; and
•	reports filed with regulatory authorities.

JBI, in Article VI of the Merger Agreement, made representations and warranties to ABI that relate to, among other things:

•	organization and good standing;
•	authority to enter into the Merger Agreement;
•	capitalization, reports filed with regulatory authorities and financial statements;
•	undisclosed liabilities;
•	certain changes or events or failures since the balance sheet date which could have a material adverse effect on JBI or its subsidiaries, or cause a material breach or violation of any covenants and agreements;
•	compliance with laws applicable to the business or employees conducting the business;
•	pending and threatened litigation; and
•	tax and regulatory matters.

Generally, neither the representations and warranties of ABI nor JBI will survive the effective time of the Merger.

Waiver and Amendment

All of the conditions to completing the Merger may be waived at any time by the party for whose benefit they were created; provided, however, that the parties may not waive any condition that would result in the violation of any law or regulation. The parties amended the original Merger Agreement on September 20, 2010, and this summary reflects the terms of the Merger Agreement, as amended. The parties may further amend or supplement the Merger Agreement at any time by written agreement upon the approval of the boards of directors of each of ABI and JBI; provided, however, that after the approval of the Merger Agreement and the Merger by the shareholders of ABI, there shall be no amendment that requires further approval by the ABI shareholders without the further approval of the ABI shareholders.

Conduct of Business Before Completion of the Merger

Under the Merger Agreement, ABI and JBI have agreed that, until the earlier of the effective date of the Merger or the termination of the Merger Agreement, unless the prior written consent of the other party has been obtained, they shall and shall cause each of their subsidiaries to conduct their businesses in the usual, regular and ordinary course consistent with past practice and prudent banking principles, preserve intact their business organization, goodwill, relationships and assets and maintain their rights and franchises and take no action that would adversely affect the ability of any party to obtain consents required for the transactions provided in the Merger Agreement or adversely affect the ability of any party to perform its covenants and agreements under the Merger Agreement.

Under the Merger Agreement, ABI has agreed that, until the earlier of the effective time of the Merger or the termination of the Merger Agreement, without the prior written consent of a designated representative of JBI, it will not, or will not permit any of its subsidiaries to, among other things:

•	amend the articles of incorporation, bylaws or other governing instruments of ABI or Oceanside Bank;
•	incur any additional debt or other obligations for borrowed money except in the ordinary course of business consistent with past practices;
•	repurchase, redeem, or otherwise acquire or exchange, directly or indirectly, any shares, or any securities convertible into shares, of the common stock of ABI or Oceanside Bank, or declare or pay any dividend or make any other distribution in respect of ABI’s common stock;
•	issue, sell, pledge, encumber or enter into any contract to issue, sell, pledge, encumber, or authorize the issuance of, or otherwise permit to become outstanding, any additional shares of ABI common stock or any other capital stock of ABI, or any stock appreciation rights, or any option, warrant, conversion or other right to acquire any such stock, or any security convertible into any shares of such stock;
•	adjust, split, combine or reclassify any capital stock of ABI or Oceanside Bank or issue or authorize the issuance of any other securities with respect to or in substitution for shares of its capital stock or sell, lease, mortgage or otherwise encumber any shares of any ABI subsidiary or any asset other than in the ordinary course of business for reasonable and adequate consideration;
•	acquire any direct or indirect equity interest in any person other than in connection with foreclosures in the ordinary course of business, and acquisition of control by a depository institution in its fiduciary capacity;
•	grant any increase in compensation or benefits to the directors, officers or employees of ABI or Oceanside Bank, except in accordance with past practices, or enter into or amend any employment contract with any person that ABI or Oceanside Bank does not have the unconditional right to terminate without liability at any time on or after the effective time of the Merger;
•	adopt any new employee benefit plan or make any material change in or to any existing employee benefit plan;

•	make any material change in any accounting method or systems of internal accounting controls, except as may be appropriate to conform to changes in regulatory accounting requirements or GAAP;
•	commence any litigation other than in accordance with past practice, settle any litigation involving any liability for material money damages or restrictions upon the operations of ABI or Oceanside Bank, or modify, amend or terminate any material contract, or waive, release, compromise or assign any material rights or claims except in the ordinary course of business;
•	enter into any material transaction or course of conduct not in the ordinary course of business, or not consistent with safe and sound banking practices or applicable laws;
•	fail to timely file any report required to be filed by any regulatory authority, including the SEC;
•	make any loan or advance to, enter into any contract for services with, or cancel without payment in full or modify in any material respect any contract relating to any loan or obligation receivable from, any director, officer or 5% shareholder of ABI, with certain exceptions;
•	modify, amend or terminate any material contract or waive, release, compromise or assign any material rights or claims, except in the ordinary course of business and for fair consideration, except as expressly provided in the Merger Agreement;
•	file any application to relocate or terminate operations at any banking office;
•	except in accordance with applicable law, change its or any of its subsidiaries’ lending, investment, liability management, and other material banking policies in any material respects;
•	intentionally take any action that would reasonably be expected to jeopardize or delay the receipt of regulatory approval of the Merger;
•	take any actions that would cause the Merger to be subject to requirements imposed by any takeover laws;
•	make or renew any loan to any person or entity who or that owes, or would as a result of such loan or renewal owe, ABI or Oceanside Bank more than an aggregate of $3.0 million of secured indebtedness or more than $300,000 of unsecured indebtedness;
•	change the rate of interest on time deposits or certificates of deposits, except in a manner and pursuant to policies consistent with ABI and Oceanside Bank’s past policies;
•	purchase or acquire certain investment securities;
•	sell, transfer, convey or dispose of any real property (except for certain residential real property) or interests therein owned by it having a book value in excess of or in exchange for consideration in excess of $50,000; or
•	make or commit any capital expenditures individually in excess of $25,000, or in the aggregate in excess of $100,000.

Under the Merger Agreement, JBI has agreed that, until the earlier of the effective time of the Merger or the termination of the Merger Agreement, without the prior written consent of a designated representative of ABI, it will not, or will not permit any of its subsidiaries to, among other things:

•	adjust, split, combine or reclassify any capital stock of JBI or Jacksonville Bank or issue or authorize the issuance of any other securities with respect to or in substitution for shares of its capital stock or sell, lease, mortgage or otherwise encumber any shares of any JBI subsidiary or any asset other than in the ordinary course of business for reasonable and adequate consideration;
•	acquire any direct or indirect equity interest in any person other than in connection with foreclosures in the ordinary course of business, and acquisition of control by a depository institution subsidiary in its fiduciary capacity;
•	make any material change in accounting methods or systems of internal accounting controls;

•	intentionally take any action that would reasonably be expected to jeopardize or delay the receipt of regulatory approval of the Merger;
•	take any actions that would cause the Merger to be subject to requirements imposed by any takeover laws;
•	fail to file or timely file any report required by a regulatory authority, including the SEC; or
•	take any action that would cause JBI common stock to cease to be traded on NASDAQ or another national securities exchange; provided, however, that any action or transaction in which the JBI common stock is converted into cash or another marketable security that is traded on a national securities exchange shall not be deemed a non-permitted action.

NASDAQ Qualification

Under the Merger Agreement, JBI shall take commercially reasonable steps prior to the effective time of the Merger to ensure that all JBI common stock to be issued in the Merger is approved for listing on the NASDAQ Global Market.

ABI Prohibited from Soliciting Other Offers

ABI, Oceanside Bank and their representatives were required to immediately cease and cause to be terminated any activities, discussions and negotiations with any person regarding any alternative acquisition proposal existing at the time the Merger Agreement was executed. In addition, ABI and Oceanside Bank and its representatives may not directly or indirectly:

•	solicit, initiate, or knowingly encourage (including by way of furnishing non-public information) any inquiries regarding, or the making of any proposal which constitutes, any alternative acquisition proposal;
•	enter into any letter of intent or agreement related to any alternative acquisition proposal other than a confidentiality agreement; or
•	participate in any discussions or negotiations regarding, furnish information or take any other action knowingly to facilitate any inquiries or the making of any proposal that constitutes, or that would reasonably expected to lead to, any alternative acquisition proposal.

To the extent that, at any time before the ABI Special Meeting has occurred, ABI receives an acquisition proposal from any person that in the good faith judgment of the ABI board of directors is, or is reasonably likely to lead to the delivery of, a superior acquisition proposal to ABI shareholders, ABI may furnish information (including non-public information) with respect to itself pursuant to a confidentiality agreement and participate in negotiations with such person regarding such acquisition proposal, if ABI’s board of directors determines in good faith, after consultation with counsel, that failure to do so would likely result in a violation of its fiduciary duties.

Termination and Termination Fees

The Merger Agreement specifies the circumstances under which the parties may terminate the Merger Agreement and abandon the Merger. Those circumstances are:

•	by mutual written consent of the Board and ABI’s board of directors;
•	by either JBI’s or ABI’s board of directors if any of the other party’s representations or warranties in the Merger Agreement are inaccurate and cannot be or have not been cured within 30 days after the giving of notice to the breaching party of the inaccuracy, and such inaccuracy is reasonably likely to have a material adverse effect on the breaching party;
•	by either JBI’s or ABI’s board of directors in the event of a material breach by the other party of any covenant, agreement or other obligation in the Merger Agreement which cannot be cured within 30 days after the giving of written notice of the breach to the breaching party;
•	by either JBI’s or ABI’s board of directors if (i) any consent of any regulatory authority required for consummation of the Merger and other transactions provided for in the Merger Agreement has been denied by final nonappealable action or if any action taken by such regulatory authority is not appealed within the time limit for appeal, (ii) the ABI shareholders fail to approve the Merger Agreement or the Merger, or (iii) the JBI shareholders fail to approve the Stock Purchase or the Post Merger Articles;
•	by either JBI’s or ABI’s board of directors if there shall have occurred any material adverse effect with respect to the other party, or any facts or circumstances develop or arise after the date of the Merger Agreement which are reasonably likely to cause or result in any material adverse effect with respect to the other party and such material adverse effect shall not have been remedied within 15 days of receipt of notice specifying the nature of such material adverse effect and requesting that it be remedied;
•	by either JBI’s or ABI’s board of directors in the event that the Merger shall not have been consummated by December 31, 2010, if the failure to consummate the transactions provided for in the Merger Agreement is not caused by the breach of the party electing to terminate the Merger Agreement;
•	by either JBI’s or ABI’s board of directors in the event that any of the conditions precedent to the obligations of such party to consummate the Merger cannot be satisfied or fulfilled by December 31, 2010, and such failure was not the fault of the terminating party;
•	by the Board if holders of more than 5% of the outstanding shares of ABI common stock properly assert their dissenters’ rights of appraisal;
•	by the Board if (i) ABI’s board of director withdraws or adversely modifies or fails to reconfirm its recommendation of the Merger or the Merger Agreement, (ii) ABI’s board of directors approves and recommends to the shareholders of ABI that they approve an acquisition proposal other than the Merger, (iii) ABI fails to call the ABI Special Meeting, or (iv) any person becomes the beneficial owner of 25% or more of the outstanding shares of ABI’s common stock;
•	by ABI’s board of directors if (i) JBI’s board of director withdraws or adversely modifies or fails to reconfirm its recommendation of the Merger or the Merger Agreement, (ii) JBI fails to call a meeting of its shareholders for the purpose of voting on the Stock Purchase and the amendment and restatement of its articles of incorporation, or (iii) any person becomes the beneficial owner of 25% or more of the outstanding shares of JBI common stock; or
•	by ABI’s board of directors if (i) ABI’s board of directors authorizes (subject to complying with the terms of the Merger Agreement) the entry into a definitive agreement concerning a superior proposal and ABI notifies JBI in writing that it intends to enter into such an agreement, (ii) JBI does not make, within seven days of the receipt of ABI’s written notification, an offer that ABI’s board of directors determines in good faith is at least as favorable, in the aggregate to the ABI shareholders as the superior proposal, and (iii) ABI pays a termination fee of $300,000.

ABI must pay JBI a termination fee of $300,000 if any of the following circumstances occur:

•	JBI terminates the Merger Agreement if (i) ABI’s board of directors withdraws, adversely modifies, or fails upon JBI’s request to reconfirm its recommendation for the Merger or the Merger Agreement, (ii) ABI’s board of directors approves or recommends to the shareholders of ABI that they approve an acquisition proposal other than as contemplated by the Merger Agreement, (iii) ABI fails to call the ABI Special Meeting or (iv) any person or group becomes the beneficial owner of 25% or more of the outstanding shares of ABI common stock.
•	ABI terminates the Merger Agreement if (i) ABI’s board of directors authorizes ABI, subject to complying with the terms of the Merger Agreement, to enter into a definitive agreement concerning a transaction that constitutes a superior proposal and ABI notifies JBI in writing that it intends to enter into such an agreement, and (ii) JBI does not make, within seven days of the receipt of ABI’s written notification, a proposal that is at least as favorable in the aggregate to the ABI shareholders as the superior proposal.

•	An acquisition proposal is publicly disclosed or any person has publicly disclosed that, subject to the Merger being disapproved by ABI’s shareholders or otherwise rejected, it will make an acquisition proposal with respect to ABI and thereafter the Merger Agreement is terminated by JBI or ABI for failure of ABI’s shareholders to approve the Merger Agreement, and within nine months of such termination, ABI enters into a definitive agreement with respect to an acquisition proposal or consummates an acquisition proposal.

JBI must pay ABI a termination fee of $300,000 if any of the following circumstances occur:

•	JBI terminates the Merger Agreement other than as provided in Section 10.1 of the Merger Agreement (as described earlier in this section).
•	ABI terminates the Merger Agreement if (i) the Board withdraws, adversely modifies, or fails upon JBI’s request to reconfirm its recommendation for the Merger or the Merger Agreement, (ii) JBI fails to call a meeting of its shareholders for the purpose of voting on the Stock Purchase and the amendment and restatement of its articles of incorporation, or (iii) any person or group becomes the beneficial owner of 25% or more of the outstanding shares of JBI common stock.

Payment of Expenses Relating to the Merger

The parties will pay all of their own expenses related to negotiating and completing the Merger.

Material United States Federal Income Tax Consequences of the Merger

This section summarizes the material anticipated federal income tax consequences of the Merger for ABI shareholders. This summary is based on the federal income tax laws now in effect. It does not take into account possible changes in these laws or interpretations, including amendments to applicable statutes or regulations or changes in judicial decisions or administrative rulings, some of which may have retroactive effect. This summary does not purport to address all aspects of the possible federal income tax consequences of the Merger and is not intended as tax advice to any person. This summary does not address the federal income tax consequences of the Merger to ABI shareholders in light of their particular circumstances or status (for example, as foreign persons, financial institutions or insurance companies, mutual funds, tax-exempt entities, dealers in securities or other persons who do not hold their shares of ABI common stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”), individuals who will acquire JBI common shares pursuant to the exercise or termination of employee stock options or otherwise as compensation, among others), nor does this summary address any consequences of the Merger under any state, local, estate, gift, foreign, or other tax laws. You are urged to consult your own tax advisers as to the specific tax consequences of the Merger to you, including tax return reporting requirements, the application and effect of federal, foreign, state, local, and other tax laws, and the implications of any proposed changes in the tax laws.

The parties to the Merger have not required, and will not request, a federal income tax ruling from the IRS as to the tax consequences of the Merger. Instead, at the effective time of the Merger, McGuireWoods LLP, legal counsel to JBI, will render an opinion to JBI and ABI concerning the material federal income tax consequences of the proposed Merger under federal income tax law. The law firm will opine, based upon certain assumptions, that the Merger will constitute a reorganization within the meaning of Code Section 368(a), each of JBI and ABI will be party to such reorganization within the meaning of Code Section 368(b), neither JBI nor ABI will recognize gain or loss by reason of the Merger (except for amounts resulting from any required change in accounting methods and any income and deferred gain or loss recognized pursuant to Treasury regulations issued under Code Section 1502), and the exchange in the Merger of ABI common stock for JBI common stock will not give rise to gain or loss to the shareholders of ABI with respect to such exchange, except to the extent of any cash received. The assumptions upon which the opinion is based include that (i) the Merger is consummated in accordance with the Merger Agreement, (ii) the factual statements and representations set forth in such opinion and the certificates obtained from the officers of JBI and ABI will be true, correct and complete through the effective time of the Merger, and (iii) JBI stock will constitute at least 40% of the total Merger consideration as of September 17, 2010 (the last business day preceding the execution of the amendment to the Agreement and Plan of Merger dated May 10, 2010). This opinion is not binding on the IRS or the courts. Consequently, no assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of those set forth below. In addition, if a representation or assumption upon which such opinion is based is inconsistent with the actual facts, the United States federal income tax consequences of the Merger could be adversely affected.

Based on the conclusion in the opinion of McGuireWoods LLP that the Merger qualifies as a reorganization pursuant to Code Section 368(a), the shareholders of ABI will have the following federal income tax consequences:

•	the exchange in the Merger of ABI common stock for JBI common stock will not give rise to gain or loss to the shareholders of ABI with respect to such exchange (except to the extent of any cash received as discussed below);
•	the basis of the JBI common stock received by ABI shareholders in the Merger (including fractional shares deemed received and redeemed) will, in each instance, be the same as the basis of the ABI common stock surrendered in exchange therefor, (i) decreased by the cash received (other than cash received in lieu of a fractional share of JBI common stock) and (ii) increased by the gain recognized in the exchange (discussed below);
•	the holding period of the JBI common stock received by the ABI shareholders will, in each instance, include the period during which the ABI common stock surrendered in exchange therefor was held, provided that the ABI common stock was held as a capital asset on the date of the exchange;
•	the payment of cash to ABI shareholders as part of the Merger consideration may cause a shareholder to recognize gain (but not loss), but not in excess of the cash received;
•	the payment of cash to ABI shareholders in lieu of fractional shares of JBI common stock will be treated for federal income tax purposes as if the fractional shares were distributed as part of the exchange and then were redeemed by JBI (discussed below); it is anticipated that any gain or loss recognized upon such exchange will be capital gain or loss (rather than a dividend), provided the fractional share constitutes a capital asset in the hands of the exchanging shareholder;
•	subject to the conditions and limitations of the Code Section 302, a holder of ABI common stock who exercises statutory dissenters’ rights of appraisal in connection with the Merger generally will recognize gain or loss equal to the difference, if any, between such shareholder’s tax basis in the ABI common stock exchanged and the amount of cash received in exchange therefor; and
•	unless the exchange is deemed to have the effect of the distribution of a dividend, any gain or loss recognized by a holder of ABI common stock as a result of the Merger will be capital gain or loss and will be long-term capital gain or loss if such shareholder’s stock (i) constitutes a capital asset in the hands of the exchanging shareholder and (ii) has been held for more than one year at the effective time of the Merger.

Tax Consequences to ABI Shareholders for the Cash (Other than Cash in Lieu of Fractional Shares) and JBI Common Stock Received as Merger Consideration.  An ABI shareholder who exchanges all of the shares of ABI common stock actually owned by the shareholder for both JBI common stock and cash will generally recognize gain (but not loss) in an amount equal to the lesser of (i) the amount of gain realized (i.e., the excess of the sum of the amount of cash and the fair market value of the JBI common stock received pursuant to the Merger over the shareholder’s adjusted tax basis in the shareholder’s shares of ABI common stock surrendered), and (ii) the amount of cash received pursuant to the Merger. For this purpose, gain or loss must be calculated separately for each identifiable block of shares surrendered in the exchange, and a loss realized on one block of shares may not be used to offset a gain realized on another block of shares. Any recognized gain will generally be long-term capital gain if the ABI shareholder’s holding period with respect to the ABI common stock surrendered is more than one year at the effective time of the Merger. If, however, the cash received has the effect of the distribution of a dividend, the gain will be treated as a dividend to the extent of the shareholder’s ratable share of accumulated earnings and profits as calculated for United States federal income tax purposes. See “Possible Treatment of Cash as a Dividend” below.

The aggregate tax basis of JBI common stock received (including fractional shares deemed received and redeemed as described below) by an ABI shareholder that exchanges the shareholder’s shares of ABI common stock for both JBI common stock and cash pursuant to the Merger will be equal to the aggregate adjusted tax basis of the shares of ABI common stock surrendered for JBI common stock and cash, reduced by the amount of cash received by the shareholder pursuant to the Merger (excluding any cash received instead of a fractional share of JBI common stock), and increased by the amount of gain including any portion of the gain that is treated as a dividend as described below (but excluding any gain or loss resulting from the deemed receipt and redemption of fractional shares described below), if any, recognized by the shareholder in the exchange. The holding period of the JBI common stock (including fractional shares deemed received and redeemed as described below) will include the holding period of the shares of ABI common stock surrendered.

Cash Received in Lieu of a Fractional Share of JBI common stock.  An ABI shareholder who receives cash instead of a fractional share of JBI common stock will generally be treated as having received such fractional share and then as having received such cash in redemption of the fractional share. Gain or loss generally will be recognized based on the difference between the amount of cash received instead of the fractional share and the portion of the shareholder’s aggregate adjusted tax basis of the shares of ABI common stock surrendered that is allocable to the fractional share. Such gain or loss generally will be long-term capital gain or loss if the holding period for such shares of ABI common stock is more than one year at the effective time of the Merger.

ABI Shareholders who Exercise Dissenter’s Rights of Appraisal.  An ABI shareholder who exercises and perfects dissenter’s rights of appraisal generally will recognize gain or loss equal to the difference between the amount of cash received and the shareholder’s adjusted basis in the shares of ABI common stock surrendered, which gain or loss generally will be long-term capital gain or loss if the shareholder’s holding period with respect to the ABI common stock surrendered is more than one year at the effective time of the Merger. The deductibility of capital losses is subject to limitations. If, however, the shareholder constructively owns shares of ABI common stock that are exchanged for shares of JBI common stock in the Merger or owns shares of JBI common stock actually or constructively after the Merger, the consequences to that shareholder may be similar to the consequences described above under the heading “Tax Consequences to ABI Shareholders for the Cash (Other than Cash in Lieu of Fractional Shares) and JBI Common Stock Received as Merger Consideration,” except that the amount of consideration, if any, treated as a dividend may not be limited to the amount of that shareholder’s gain.

Possible Treatment of Cash as a Dividend.  In general, except for cash received in lieu of fractional shares, the determination of whether the gain recognized in the exchange will be treated as capital gain or has the effect of a distribution of a dividend depends upon whether and to what extent the exchange reduces the shareholder’s deemed percentage stock ownership of JBI. For purposes of this determination, the shareholder is treated as if the shareholder first exchanged all of the shareholder’s shares of ABI common stock solely for JBI common stock and then JBI immediately redeemed (the “deemed redemption”) a portion of the JBI common stock in exchange for the cash the shareholder actually received. The gain recognized in the deemed redemption will be treated as a capital gain if the deemed redemption is (i) “substantially disproportionate” with respect to the shareholder or (ii) “not essentially equivalent to a dividend.”

The deemed redemption will generally be “substantially disproportionate” with respect to a shareholder if the percentage described in (ii) below is less than 80% of the percentage described in (i) below. Whether the deemed redemption is “not essentially equivalent to a dividend” with respect to a shareholder will depend upon the shareholder’s particular circumstances. At a minimum, however, for the deemed redemption to be “not essentially equivalent to a dividend,” the deemed redemption must result in a “meaningful reduction” in the shareholder’s deemed percentage stock ownership of JBI. In general, the determination requires a comparison of (i) the percentage of the outstanding stock of JBI that the shareholder is deemed actually and constructively to have owned immediately before the deemed redemption and (ii) the percentage of the outstanding stock of JBI that is actually and constructively owned by the shareholder immediately after the deemed redemption. In applying the above tests, a shareholder may, under the constructive ownership rules, be deemed to own stock that is owned by other persons or stock underlying a shareholder’s option to purchase in addition to the stock actually owned by the shareholder. As these rules are complex, each shareholder that may be subject to these rules should consult such shareholder’s tax advisor. The IRS has ruled that a relatively minor reduction in the stock ownership percentage of a minority shareholder in a publicly held corporation whose relative stock interest is minimal and who exercises no control with respect to corporate affairs is generally considered to have a “meaningful reduction” under the above analysis, thus resulting in capital gain (as opposed to dividend) treatment.

Separate Blocks of Stock.  In the case of an ABI shareholder that holds shares of ABI common stock with different tax bases and/or holding periods, the preceding rules must be applied to each identifiable block of ABI common stock.

Consequences if the Merger is a Taxable Transaction.  In the event that contrary to the tax opinion, the Merger did not qualify as a reorganization pursuant to Code Section 368(a) (i.e., a taxable transaction for federal income tax purposes), a shareholder of ABI common stock generally would recognize gain or loss equal to the difference between (i) the value of the JBI common stock plus any cash received in the Merger and (ii) the shareholder’s adjusted basis in the shares of ABI common stock surrendered, which gain or loss generally would be long-term capital gain or loss if the shareholder’s holding period with respect to the ABI common stock surrendered is more than one year at the effective time of the Merger. Such a shareholder’s initial tax basis in the JBI common stock received in the Merger would be equal to the fair market value of that stock at the effective time, and the holding period in such JBI common stock would begin on the day after the date of that exchange.

Further, if the Merger did not qualify as a reorganization pursuant to Code Section 368(a), ABI would be subject to tax on the deemed sale of its assets to JBI, with gain or loss for this purpose measured by the difference between ABI’s tax basis in its assets and the fair market value of the consideration deemed received therefor, or, in other words, the cash and shares of JBI common stock plus liabilities assumed in the Merger.

Backup Withholding and Information Reporting.  The payment of cash (including cash in lieu of a fractional share of JBI common stock) to a shareholder surrendering shares of ABI common stock will be subject to information reporting and may be subject to backup withholding. Each ABI significant shareholder who receives JBI common stock in the Merger will be required to attach to such shareholder’s federal income tax return for the year of the Merger a complete statement of all facts pertinent to the non-recognition of gain, including the shareholder’s basis in the ABI common stock exchanged, and the number of shares of JBI common stock and cash received in exchange for ABI common stock. Each shareholder should also keep as part of such shareholder’s permanent records information necessary to establish such shareholder’s basis in, and holding period for, the JBI common stock received in the Merger.

Backup withholding applies at the rate of 28% of the cash payable to the shareholder, unless the shareholder furnishes such shareholder’s taxpayer identification number in the manner prescribed in applicable Treasury regulations, certifies that such number is correct, certifies as to no loss of exemption from backup withholding, and meets certain other conditions. Any amounts withheld from payments to a shareholder under the backup withholding rules will be allowed as a refund or credit against the shareholder’s United States federal income tax liability, provided the required information is furnished to the IRS.

Accounting Treatment of the Merger

JBI is required to account for the Merger as a purchase transaction under GAAP. Under the purchase method of accounting, the assets (including identifiable intangible assets) and liabilities (including executory contracts and other commitments) of ABI will be recorded, as of completion of the Merger, at their respective fair values and added to those of JBI. Any excess of purchase price over the net fair value of ABI’s assets and liabilities is recorded as goodwill (excess purchase price). Financial statements and reported results of operations of JBI issued after completion of the Merger will reflect these values, but will not be restated retroactively to reflect the historical financial position or results of operations of ABI. The results of operations of ABI will be included in the results of operations of JBI following the effective time of the Merger.

Regulatory and Other Required Approvals

Federal Reserve and Florida Office of Financial Regulation

The Federal Reserve must approve the Merger before it can be completed; the Merger cannot be completed before the 15th day following Federal Reserve approval. During this waiting period, the United

States Department of Justice may object to the Merger on antitrust grounds. The application for approval of the Merger was filed with the Federal Reserve on May 27, 2010. In reviewing that application, the Federal Reserve must consider the following:

•	whether the Merger will result in a monopoly, or substantially less competition (unless the benefits of the Merger to the public in meeting the needs and convenience of the community clearly outweigh the Merger’s anticompetitive effects or restraints on trade);
•	the financial condition and prospects of JBI and ABI;
•	the competence, experience and integrity of management of JBI and ABI and their record of compliance with laws and regulations;
•	the convenience and needs of the communities to be served;
•	the effectiveness of JBI and ABI in combating money laundering activities; and
•	the extent to which the acquisition would result in greater or more concentrated risks to global or United States financial stability or to the U.S. economy.

On October 14, 2010, the Federal Reserve approved the application for the Merger.

The FDIC and the Florida Office of Financial Regulation (the “OFR”) must approve the merger of Oceanside Bank with and into Jacksonville Bank, which is anticipated to occur immediately following the Merger. An application for approval with the FDIC was filed on June 30, 2010, and an application for approval with the OFR was filed on June 16, 2010. The OFR procedures are compatible with the requirements of the Federal Reserve. On September 22, 2010, JBI received notice from the OFR that it intends to approve the application for authority to merge Oceanside Bank with and into Jacksonville Bank, subject to certain customary conditions. The FDIC must consider factors similar to those considered by the Federal Reserve.

Status and Effect of Approvals

To date, all regulatory applications and notices required to be filed prior to the Merger have been filed and JBI has received approval of the Merger from the Federal Reserve and notice from the OFR that it intends to approve the bank merger, subject to certain ordinary conditions. JBI and ABI contemplate that they will complete the Merger in the fourth quarter of 2010, assuming all required approvals are received.

JBI and ABI believe that the proposed Merger is compatible with the regulatory requirements described in the preceding paragraphs; however, we cannot assure you that we will receive all required approvals, nor can we assure that we will be able to comply with any required conditions in respect of an approval or that compliance or noncompliance with any such conditions would not have adverse consequences for the combined company after the Merger.

While JBI and ABI believe that the requisite regulatory approvals for the Merger will be obtained, we can give you no assurance regarding the timing of the approvals, our ability to obtain the approvals on satisfactory terms or the absence of litigation challenging those approvals or otherwise. Similarly, we cannot assure you that the United States Department of Justice, any state attorney general or other regulatory authority will not attempt to challenge the Merger on antitrust grounds or for other reasons, or, if such a challenge is made, project the result thereof. The Merger is conditioned upon the receipt of all consents, approvals and actions of governmental authorities and the filing of all other notices with such authorities in respect of the Merger.

We are not aware of any regulatory approvals that would be required for completion of the transactions contemplated by the Merger Agreement other than as described above. Should any other approvals be required, those approvals would be sought, but we cannot assure you that they will be obtained or that we would be able to comply with any conditions that might be imposed in respect of such approvals.

Stockholders Agreement

JBI entered also into a stockholders agreement on May 10, 2010 with ABI and the directors of ABI, in the directors’ capacity as shareholders of ABI, pursuant to which (among other things) the directors of ABI agreed not to sell their shares of ABI common stock and to vote them in favor of the Merger.

Comparison of Rights of Holders of ABI Common Stock and JBI Common Stock

JBI and ABI are both organized under the laws of the State of Florida. Any differences, therefore, in the rights of holders of JBI common stock and ABI common stock arise primarily from differences in their respective articles of incorporation and bylaws. Upon completion of the Merger, the Post Merger Articles and Post Merger Bylaws for JBI will be in effect, and will be the articles of incorporation and bylaws of the surviving corporation in the Merger. Consequently, after the effective time of the Merger, the rights of the shareholders of ABI who become shareholders of JBI will be determined by reference to the Post Merger Articles and Post Merger Bylaws.

Set forth below is a summary comparison of the rights of a JBI shareholder under the Post Merger Articles and Post Merger Bylaws of JBI as of the effective time of the Merger (left column) and the rights of an ABI shareholder under ABI’s articles of incorporation and bylaws (right column). The summary set forth below is not intended to provide a comprehensive summary of each company’s governing documents. This summary is qualified in its entirety by reference to the full text of the Post Merger Articles and Post Merger Bylaws of JBI that will be in effect immediately prior to the effective time of the Merger, which are attached as Annexes A and B to this Proxy Statement, respectively, and the full text of ABI’s articles of incorporation and bylaws.

JBI	ABI
Authorized Capital
JBI has authority to issue 50 million shares of capital stock consisting of 40 million shares of common stock, par value $0.01 per share, and 10 million shares of preferred stock, par value $0.01 per share.	ABI has authority to issue 12 million shares of capital stock consisting of 10 million shares of common stock, par value $0.01 per share, and 2 million shares of preferred stock, no par value.
Before issuing a series of preferred stock, the Board is permitted to establish the number of shares to be included in each such series and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions relating to the shares of the series.	Before issuing a series of preferred stock, ABI’s board of directors is permitted to establish the number of shares to be included in each such series and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions relating to the shares of the series.
Preemptive Rights
JBI’s Post Merger Articles do not provide for preemptive rights.	ABI’s articles of incorporation do not provide for preemptive rights.

JBI	ABI
Shareholder Voting
Each outstanding share of common stock is entitled to one vote per share.	Each outstanding share of common stock is entitled to one vote per share.
In general, a majority of the outstanding shares represented in person or by proxy at a shareholder meeting will constitute a quorum.	In general, a majority of the outstanding shares entitled to be cast on a matter shall constitute a quorum of the voting group for action on that matter.
Holders of JBI common stock do not have cumulative voting rights.	Holders of ABI common stock do not have cumulative voting rights.
Action by Written Consent
JBI’s Post Merger Bylaws permit shareholder actions taken by written consent.	Subject to the rights of holders of the company’s preferred stock, ABI’s bylaws do not permit shareholder actions taken by written consent.
Notice of Shareholders’ Meeting
JBI’s Post Merger Bylaws provide that written notice of the place, day, time, and the purpose or purposes of the meeting shall be mailed not less than ten nor more than 60 days before the date of the meeting to each shareholder of record entitled to vote at such meeting. Any notice to shareholders may also be given by a form of electronic transmission consented to by the shareholder in the manner and extent permitted by Florida law and applicable Federal law.	ABI’s bylaws provide that written notice of the place, day and time, and if a special meeting, the purpose of the meeting, shall be delivered not less than ten nor more than 60 days before the date of the meeting to each shareholder of record entitled to vote at such meeting.
Special Meeting of Shareholders
JBI’s Post Merger Bylaws provide that a special meeting of the shareholders may be called for any purpose or purposes unless otherwise prescribed by statute by the Chairman of the board of directors, the Chief Executive Officer or President of JBI, by the Board or at the request of shareholders holding at least 10% of all votes entitled to vote on the proposed issue or issues.	ABI’s bylaws provide that a special meeting of the shareholders may be called by the board of directors, the Chairman of the Board, the Chief Executive Officer, or by written demand of shareholders holding at least 20% of the votes entitled to be cast on any proposal to be considered at the proposed special meeting.
Number of Directors
JBI’s Post Merger Articles and Post Merger Bylaws fix the required number of directors at not less than three nor more than 15 directors with the actual number of directors to be fixed from time to time by resolution of a majority of JBI’s directors.	ABI’s articles of incorporation and bylaws fix the required number of directors at not less than three nor more than 15 directors with the actual number of directors to be fixed from time to time by resolution of a majority of ABI’s directors. The board of directors is authorized to increase the number of directors by no more than two until the next annual meeting of shareholders.

JBI	ABI
Classes of Directors
JBI’s Post Merger Articles provide for a staggered board of directors, consisting of three classes with the number of directors in each class being as nearly equal as possible and with the term of office of one class expiring each year.	ABI’s articles of incorporation provide for a staggered board of directors consisting of three classes with the number of directors in each class being as nearly equal as possible with the term of office of one class expiring each year.
JBI’s Post Merger Bylaws provide that directors are to serve in the class in which they are elected until their term expires or until their successors are elected and qualified.	ABI’s articles of incorporation and bylaws provide that directors are to serve until their successors are elected or appointed and qualified, except in the event of resignation, removal or disqualification.
Special Meeting of the Board of Directors
JBI’s Post Merger Bylaws provide that special meetings of the board of directors may be called by the Chairman, the President, or any two directors, upon at least two days notice.	ABI’s bylaws provide that special meetings of the board of directors may be called by the Chairman of the Board, or the executive committee upon at least two days notice.
Vacancies and Newly Created Directorships
JBI’s Post Merger Articles generally provide that newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors may be filled only by a majority vote of the directors then in office, though less than a quorum, or, if no directors remain, by the affirmative vote of not less than a majority of the shares entitled to vote in the election of directors generally. Directors so chosen shall hold office until the next election of the classes of directors they have replaced and until their successors have been elected and qualified.	ABI’s bylaws provide that vacancies on the board of directors, including vacancies resulting from an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum. Directors chosen by the board of directors to fill vacancies shall serve until the next annual meeting of shareholders at which the term of office of the class of director to which they have been elected expires and such director’s successor shall have been duly elected and qualified.
JBI’s Post Merger Bylaws provide that if there is any vacancy on the board of directors, then the board of directors may, but is not required to, fill such vacancy by the affirmative vote of a majority of the remaining directors or, if no directors remain, by the affirmative vote of not less than a majority of the shares entitled to vote in the election of directors generally.
Removal of Directors
JBI’s Post Merger Articles and Post Merger Bylaws provide that directors may be removed with or without cause upon the affirmative vote of the shareholders owning a majority of the shares then entitled to vote at an election of directors.	Subject to any rights of holders of preferred shares, ABI’s articles of incorporation and bylaws provide that any director may be removed by the shareholders at any time upon the affirmative vote of the shareholders owning a majority of the shares then entitled to vote at an election of directors.

JBI	ABI
Control Share Acquisitions
JBI expressly elects in its Post Merger Articles to not have the Florida Control Share Acquisitions statute apply to “control share acquisitions” of shares of the company before the “control share acquisition.”	ABI’s articles of incorporation provide that the company shall not be merged or consolidated with another corporation or entity and the company shall not sell or otherwise dispose of all or substantially all of its properties or assets unless such merger, consolidation, sale or disposition is approved by a vote of at least 70% of the outstanding shares of common stock of the company.
The Florida Control Share Acquisitions statute is designed to afford shareholders of public corporations in Florida protection against acquisitions in which a person, entity or group seeks to gain voting control. With enumerated exceptions, the statute provides that shares acquired within certain specific ranges will not possess voting rights in the election of directors unless the voting rights are approved by a majority vote of the public corporation’s disinterested shareholders. Disinterested shares are shares other than those owned by the acquiring person or by a member of a group with respect to a control share acquisition, or by any officer of the corporation or any employee of the corporation who is also a director.	ABI is subject to the Florida Control Share Acquisitions statute. The Florida Control Share Acquisitions statute is designed to afford shareholders of public corporations in Florida protection against acquisitions in which a person, entity or group seeks to gain voting control. With enumerated exceptions, the statute provides that shares acquired within certain specific ranges will not possess voting rights in the election of directors unless the voting rights are approved by a majority vote of the public corporation’s disinterested shareholders. Disinterested shares are shares other than those owned by the acquiring person or by a member of a group with respect to a control share acquisition, or by any officer of the corporation or any employee of the corporation who is also a director.
A corporation in its articles of incorporation or bylaws can elect not to be subject to this statute.	A corporation in its articles of incorporation or bylaws can elect not to be subject to this statute. ABI’s articles of incorporation and bylaws do not address the Florida Control Share Acquisitions statute.
Acquisition Offers
Neither JBI’s Post Merger Articles nor Post Merger Bylaws contain similar provisions.	ABI’s articles of incorporation provide that ABI shall not be merged or consolidated with another corporation or entity and ABI shall not sell or otherwise dispose of all or substantially all of its properties or assets unless such merger, consolidation, sale or disposition is approved by a vote of at least 70% of the outstanding shares of ABI’s common stock.

JBI	ABI
ABI’s articles of incorporation provide that the board of directors, when evaluating any offer of another “Person” (as defined in the articles) to: (i) make a tender or exchange offer for any equity security of ABI, (ii) merge or consolidate ABI with another corporation or entity, or (iii) purchase or otherwise acquire all or substantially all of the properties and assets of ABI, shall, in connection with the exercise of its judgment in determining what is in the best interest of the company and its shareholders, give due consideration to all relevant factors including, without limitation, (a) the social and economic effect of acceptance of such offer on the company’s present and future customers and employees and those of its subsidiaries;(b) on the communities in which ABI and its subsidiaries operate or are located; and (c) on the ability of ABI to fulfill its corporate objectives as a financial institution holding company and on the ability of its subsidiary financial institutions to fulfill the objectives of such institutions under applicable statutes and regulations.
Affiliated Transactions and Business Combinations
JBI expressly elects in its Post Merger Articles to not be governed by Florida Business Corporations Act Section 607.0901 or any successor statute.	Neither ABI’s articles of incorporation nor bylaws contain similar provisions.
Section 607.0901 of the Florida Business Corporations Act requires approval by two-thirds of a company’s shareholders to effect certain “affiliated transactions” with an “interested shareholder” that do not meet one of several criteria, including not receiving approval by a majority of the company’s disinterested directors. “Interested shareholders” are those that own more than 10% of the company’s outstanding voting securities. “Affiliated transactions” include, but are not limited to, (i) any merger or consolidation with, or a disposition of the company’s assets to, an interested shareholder, (ii) the issuance or transfer by the company of any shares of the company which have an aggregate fair market value equal to 5% or more of the aggregate fair market value of all of the outstanding shares of the company to an interested shareholder, or (iii) the adoption of any plan or proposal of liquidation or dissolution with an interested shareholder.
A corporation in its articles of incorporation or bylaws may elect not to be subject to this statute.

JBI	ABI
Indemnification
In general, JBI’s Post Merger Bylaws provide for the various standards of indemnification of directors, officers, employees and agents, as authorized by the board of directors and for the advancement of expenses incurred in connection with the defense of any action, suit, or proceeding that the director, officer, employee, agent, or other was a party to by reason of the fact that he or she is or was serving in such capacity on behalf of JBI upon the receipt of an undertaking to repay such amount, if it is ultimately determined that such person is not entitled to indemnification.	In general, ABI’s bylaws provide for the indemnification of its directors or officers to the fullest extent permitted by Florida law against reasonable expenses, settlements and judgments incurred in connection with any claim, suit or proceeding in which he or she may be involved by reason of he or she having been an officer or director.
JBI’s Post Merger Bylaws permit JBI to purchase insurance on behalf of any person who is or was a director, officer, employee or agent of the company.
Amendments to Governing Instruments
JBI’s Post Merger Articles permit JBI to amend, alter, change or repeal any provision contained in the Post Merger Articles, in the manner now or hereafter prescribed by statute or the articles, and all rights conferred upon shareholders by the Post Merger Articles are granted subject to this reservation. The Post Merger Articles may be amended as provided by law.

The Board is authorized, upon the affirmative vote of a majority of the directors at any regular meeting, or at any special meeting when the proposed amendment has been set out in the notice of such special meeting, to amend, alter, change or repeal any and all of JBI’s bylaws and to adopt new amended and restated bylaws. The shareholders of JBI may also amend JBI’s bylaws by the affirmative vote of a majority of the votes entitled to vote on such amendment.	ABI reserves the right to amend or repeal any provision contained in its articles of incorporation, including any right conferred upon its shareholders.

ABI’s articles of incorporation require an affirmative vote of at least 70% of the outstanding common stock of ABI to amend the sections of the articles concerning removal of directors by shareholders and acquisition offers.

ABI’s bylaws may be amended at any time by a majority vote of the full board of directors or by a majority vote of the votes cast by the shareholders of the company at any legal meeting.

JBI	ABI
Director Nominations and Advance Notice for New Business
Nominations for election to the board of directors and for business may be made (i) pursuant to JBI’s notice of meeting; (ii) by the board of directors or (iii) by any shareholder entitled to vote that complies with all of the notice provisions found in the Post Merger Articles.

Nominations of persons for election to the Board may be made by any shareholder entitled to vote in the election of directors if such shareholder provides advance notice of the proposed nomination and complies with the provision of Section 6.03 of the Post Merger Articles. The notice must provide (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee during the past five years; (iii) the number of shares that are “beneficially owned” (as defined in Section 13(d)(3) of the Exchange Act and Rule 13d-3 thereunder) by each such nominee; (iv) the particular experience, qualifications, attributes or skills that qualify each such nominee to serve as a director of the company; (v) whether each such nominee has ever been at any time a director, officer or beneficial owner of 5% or more of any class of capital stock, partnership interests or other equity interest of any person and if so a description thereof; (vi) any directorships or similar positions held by such nominee in the last five years in any person with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended; (vii) whether, in the last 10 years, each such nominee has been convicted in a criminal proceeding or has been subject to a judgment, order, finding or decree of any federal, state or other governmental, regulatory or self-regulatory entity, concerning any violation of federal, state or other law, or any administrative proceeding or proceeding in bankruptcy, in order to evaluate the ability or integrity of the nominee; (viii) the name and address of the nominator and the number of shares held by the nominator, and a written confirmation that the nominator is and will remain a shareholder of the company through the meeting; (ix) a representation that the nominator intends to appear in person or by proxy at the meeting to make such nomination;	Nominations of persons for election to the board of directors of ABI may be made at a meeting of shareholders at which directors are to be elected only (i) by or at the direction of the board of directors or (ii) by any shareholder of ABI entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in the bylaws. Such nominations, other than those made by or at the direction of the board of directors, shall be made by timely notice in writing to the Secretary of the company. To be timely, a shareholder’s notice shall be delivered or mailed to and received at the principal executive offices of ABI not more than 60 days or less than 10 days prior to the date of the meeting; provided, however, that in the event that less than 40 days’ notice or prior disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or publicly disclosed. Such shareholder’s notice shall set forth (i) as to each person whom such shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the shareholder giving the notice (x) the name and address, as they appear on ABI’s books, of such shareholder and (y) the class and number of shares of ABI’s capital stock that are beneficially owned by such shareholder. At the request of the board of directors any person nominated by the board of directors for election as a director shall furnish to the Secretary of the company that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of ABI unless nominated in accordance with the provisions of the ABI’s bylaws. The officer of ABI or other person presiding at the meeting shall, if the facts so warrant, determine that a nomination was not made in accordance with such provisions and, if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

JBI	ABI
(x) full disclosure of the existence and terms of all agreements and understandings between the nominator or any other person and the nominee with respect to the nominee’s nomination, or possible election and service to the board of directors, or a confirmation that there are no such arrangements or understandings; (xi) the written consent of each such nominee to serve as a director if elected; and (xii) any other information reasonably requested by the company.	For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to ABI’s Secretary. To be timely, a shareholder’s notice must be delivered or mailed to and received at the principal executive offices of ABI not less than 60 days prior to the date of the annual meeting; provided, however, that in the event that less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or publicly disclosed. A shareholder’s notice to the Secretary shall set forth as to each matter such shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on ABI’s books, of the shareholder proposing such business, (iii) the class and number of shares of ABI’s capital stock that are beneficially owned by such shareholder and (iv) any material interest of such shareholder in such business.
For business to be properly brought before a shareholder meeting, a shareholder must give timely written notice to the Secretary. To be timely, the shareholder’s notice with respect to an annual meeting must be delivered to or received at JBI’s principal executive offices not less than 60 days nor more than 90 days before the anniversary date of the immediately preceding annual meeting. If the annual meeting is called on a date that is not within 20 days of the preceding annual meeting anniversary date, then notice by the shareholder must be received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or publicly disclosed. To be timely, the shareholder’s notice with respect to a special meeting must be received by the Secretary not later than the close of the tenth day following the date on which notice of the meeting was first mailed to shareholders.
To be in proper written form, a shareholder’s notice must set forth: (i) the names and business addresses of the proponent and all persons acting in concert with the proponent, (ii) the name and address of the proponent and persons identified in clause (i), as they appear on the company’s books (if they so appear); (iii) the class and number of shares entitled to be voted on the proposal that are beneficially owned by the proponent and the persons identified in clause (i); (iv) a description of the proposal containing all material information relating thereto; and (v) such other information as the board of directors reasonably determines is necessary or appropriate to enable the board of directors and shareholders of the company to consider the proposal.

ABOUT JBI

Business

General

Jacksonville Bancorp, Inc. was incorporated under the laws of the State of Florida on October 24, 1997 for the purpose of organizing Jacksonville Bank. JBI is a one-bank holding company owning 100% of the outstanding shares of Jacksonville Bank. JBI’s only business is the ownership and operation of Jacksonville Bank. Jacksonville Bank is a Florida state-chartered commercial bank, and its deposits are insured by the FDIC. Jacksonville Bank opened for business on May 28, 1999 and currently provides a variety of community banking services to businesses and individuals through its five offices in Jacksonville, Duval County, Florida.

JBI offers a variety of competitive commercial and retail banking services. In order to compete with the financial institutions in the market, JBI uses its independent status to the fullest extent. This includes an emphasis on specialized services for small business owners with a particular focus on the medical and legal sectors. Additionally, JBI relies on the professional and personal relationships of its officers, directors and employees. Loan participations are arranged for customers whose loan demands exceed legal lending limits. JBI’s product lines include personal and business online banking and sweep accounts tied to Goldman Sachs proprietary funds, in addition to its traditional banking products. Furthermore, through Jacksonville Bank’s subsidiary, Fountain Financial, Inc., and JBI’s marketing agreement with New England Financial (an affiliate of MetLife), JBI is able to meet the investment and insurance needs of its customers.

Substantial consolidation of the Florida banking market has occurred since the early 1980’s. JBI believes that the number of depository institutions headquartered and operating in Florida will continue to decline. JBI’s marketing programs focus on the advantages of local ownership and management, personal service and customer relationships. Particular emphasis is placed on building personal face-to-face relationships. JBI’s management and business development teams have extensive experience with individuals and companies within JBI’s targeted market segments in the Jacksonville area. Based on JBI’s experience, JBI believes that it has been and will continue to be effective in gaining market share. Jacksonville Bank has five full-service branches in Jacksonville, currently employing 64 bankers. JBI is focused on small business, professionals and commercial real estate. Over the past four years, the Board has granted every employee (excluding executive officers) of Jacksonville Bank restricted stock.

Market Area and Competition

JBI’s primary market area is all of Duval County (primarily in the Southside, Westside, Arlington, Mandarin, Beaches and Downtown areas of Jacksonville). Jacksonville is the largest city in the United States covering 841 square miles and is a leading financial and insurance center. Jacksonville is home to the Jacksonville Jaguars and is the corporate headquarters to a number of regional and national companies. Duval County has a strong commercial and industrial base, which has been steadily expanding in recent years.

Financial institutions primarily compete with one another for deposits. In turn, a bank’s deposit base directly affects such bank’s loan activities and general growth. Primary competitive factors include interest rates on deposits and loans, service charges on deposit accounts, the availability of unique financial services products, a high level of personal service, and personal relationships between JBI’s officers and customers. JBI competes with financial institutions that have greater resources, and that may be able to offer more services, unique services, or possibly better terms to their customers. JBI believes, however, that it will be able to continue to attract sufficient loans and deposits to effectively compete with other area financial institutions.

JBI is in competition with existing area financial institutions, including commercial banks and savings institutions, insurance companies, consumer finance companies, brokerage houses, mortgage banking companies, credit unions, and other business entities which target traditional banking markets. JBI faces increased competition due to the Gramm-Leach-Bliley Act (the “GLB Act”), discussed under Regulation and Supervision, which allows insurance firms, securities firms, and other non-traditional financial companies to provide traditional banking services. JBI anticipates that significant competition will continue from existing financial services providers, as well as new entrants to the market. There are 27 separate financial institutions located in Duval County, of which eight are considered community banks with their headquarters located in Duval County.

Funding Sources

Deposits.  JBI offers a wide range of deposit accounts, including commercial and retail checking, money market, individual retirement and statement savings accounts, and certificates of deposit with fixed rates and a range of maturity options. JBI’s sources of deposits are primarily residents, businesses, and employees of businesses within its market areas, obtained through personal solicitation by its officers and directors, direct mail solicitation, and advertisements published in the local media. JBI also has the ability to obtain deposits from the “national and brokered CD markets” as an additional source of funding. JBI pays competitive interest rates on interest-bearing deposits. In addition, JBI’s service charge schedule is competitive with other area financial institutions, covering such matters as maintenance and per item processing fees on deposit accounts and special handling charges. JBI is also part of the Star, Cirrus, Presto and Plus ATM networks, and a member of VISA.

Borrowings.  Additional sources of funds are available to Jacksonville Bank by borrowing from the Federal Home Loan Bank (“FHLB”) and Federal Reserve Bank. JBI’s lending capacity with these institutions provides credit availability based on qualifying collateral from the investment and loan portfolios. See “Note 5-Deposits” and “Note 6-Short-term borrowings and Federal Home Loan Bank Advances” of the Notes to JBI’s consolidated financial statements for the year ended December 31, 2009 for further information on JBI’s funding sources.

Lending Activities

The Board has adopted certain policies and procedures to guide individual loan officers in carrying out lending functions. The Board has formed a Directors’ Loan Committee and appointed six directors to provide the following oversight:

•	ensure compliance with loan policies, procedures and guidelines as well as appropriate regulatory requirements;
•	approve secured loans above an aggregate amount of $500,000 and unsecured loans above an aggregate amount of $100,000 to any entity and/or related interests;
•	monitor overall loan quality through review of information relative to all new loans;
•	approve lending authority for individual officers;
•	monitor JBI’s loan review systems;
•	oversee strategies for workout of problem loan relationships;
•	review the adequacy of the loan loss reserve; and
•	approve any additional advances to any borrower whose loan or line of credit has been adversely classified substandard.

The Board realizes that occasionally loans need to be made which fall outside the typical policy guidelines. Consequently, the Chief Executive Officer and Chief Credit Officer have the authority to make certain policy exceptions on secured loans up to $500,000 and unsecured loans up to $100,000. Policy exceptions on secured and unsecured loans greater than $500,000 and $100,000, respectively, must be approved by the Directors’ Loan Committee, and the full board of directors of JBI reviews reports of all loans and policy exceptions at its regular meetings. Additionally, Jacksonville Bank has an independent company that also evaluates the quality of loans and determines if loans are originated in accordance with the guidelines established by the Board.

JBI recognizes that credit losses will be experienced and the risk of loss will vary with, among other things, the type of loan being made, the creditworthiness of the borrower over the term of the loan and, in the case of a collateralized loan, the quality of the collateral, as well as general economic conditions. JBI intends to maintain an adequate allowance for loan losses based on, among other things, industry standards, management’s experience, historical loan loss experience, evaluation of economic conditions, and regular reviews of delinquencies and loan portfolio quality. JBI follows a conservative lending policy, but one which permits prudent risks to assist businesses and consumers primarily in its principal market areas. Interest rates vary depending on JBI’s cost of funds, the loan maturity, the degree of risk and other loan terms. As appropriate, some interest rates are adjustable with fluctuations in the “prime” rate.

Loan Portfolio Composition

The composition of Jacksonville Bank’s loan portfolio at December 31, 2009 and 2008 is indicated below, along with the growth from December 31, 2008.

(dollars in thousands)	Total Loans December 31, 2009	% of Total Loans	Total Loans December 31, 2008	% of Total Loans	% Increase (Decrease) from December 31, 2008 to 2009
Real estate mortgage loans:
Commercial	$233,570	59.7%	$224,677	59.1%	4.0%
Residential	97,147	24.8%	81,152	21.4%	19.7%
Construction and land	32,987	8.4%	41,759	11.0%	(21.0)%
Commercial loans	23,838	6.1%	28,445	7.4%	(16.2)%
Consumer loans	3,899	1.0%	4,070	1.1%	(4.2)%
TOTAL	$391,441	100.0%	$380,103	100.0%	3.0%

Jacksonville Bank’s nonperforming loans as a percentage of gross loans decreased from 3.27% at December 31, 2008 to 2.24% at December 31, 2009.

Commercial Real Estate.  Commercial real estate loans are typically segmented into three categories: owner occupied commercial properties, properties used by non-profit organizations (i.e., churches and schools) and commercial properties leased to third parties for investment purposes. Commercial real estate loans are secured by the subject property and are underwritten based upon standards set forth in the policies approved by the Board. Such standards include, among other factors, loan to value limits, cash flow coverage and general creditworthiness of the obligors.

Residential Real Estate.  Residential real estate loans include loans secured by first or second mortgages and home equity loans on one-to-four family residential properties. Loans in the residential real estate portfolio are underwritten in accordance with policies set forth and approved by the Board, including repayment capacity and source, value of the underlying property, credit history and stability.

Construction and Land Loans.  Jacksonville Bank provides construction permanent loans to borrowers to finance the construction of owner occupied and lease properties. These loans are categorized as construction loans during the construction period, later converting to commercial or residential real estate loans after the construction is complete and amortization of the loan begins. Real estate development and construction loans are approved based on an analysis of the borrower and guarantor, the viability of the project and are also based on an acceptable percentage of the appraised value of the property securing the loan. Real estate development and construction loan funds are disbursed periodically based on the percentage of construction completed. Jacksonville Bank carefully monitors these loans with on-site inspections and requires the receipt of lien waivers on funds advanced. Development and construction loans are typically secured by the properties under development or construction, and personal guarantees are typically obtained. Further, to assure that reliance is not placed solely on the value of the underlying property, Jacksonville Bank considers the market conditions and feasibility of proposed projects, the financial condition and reputation of the borrower and guarantors, the amount of the borrower’s equity in the project, independent appraisals, costs estimates and pre-construction sale information. Jacksonville Bank also makes loans on occasion for the purchase of land for future development by the borrower. Land loans are extended for the future development for either commercial or residential use by the borrower. Jacksonville Bank carefully analyzes the intended use of the property and the viability thereof.

Commercial Loans.  Commercial loans are primarily underwritten on the basis of the borrowers’ ability to service such debt from income. As a general practice, JBI takes as collateral a security interest in any available real estate, equipment, or other chattel, although loans may also be made on an unsecured basis. Collateralized working capital loans typically are secured by short-term assets whereas long-term loans are primarily secured by long-term assets.

Other.  Consumer loans are extended for various purposes, including purchases of automobiles, recreational vehicles, and boats. JBI also offers home improvement loans, lines of credit, personal loans, and deposit account collateralized loans. Loans to consumers are extended after a credit evaluation, including the creditworthiness of the borrower(s), the purpose of the credit, and the secondary source of repayment. Consumer loans are made at fixed and variable interest rates and may be made on terms of up to ten years.

Investments

The primary objective of the investment portfolio is to develop a mixture of investments with maturities and compositions so as to earn an acceptable rate of return while meeting liquidity requirements. JBI invests primarily in obligations guaranteed by the U.S. government and government-sponsored agencies. JBI also enters into federal funds transactions through its principal correspondent banks. Investments with maturities in excess of one year are generally readily salable on the open market.

Data Processing

JBI currently has an agreement with FIS, formerly known as Metavante Corporation, to provide its core processing and to support certain customer products and delivery systems. JBI believes that FIS will continue to be able to provide state of the art data processing and customer service related processing at a competitive price to support its future growth.

Regulation and Supervision

JBI operates in a highly regulated environment, where statutes, regulations, and administrative policies govern its business activities. JBI is supervised by, examined by, and submit reports to, a number of regulatory agencies, including the Federal Reserve, the FDIC, and the Florida Department of Financial Services.

JBI is regulated by the Federal Reserve under the Federal Bank Holding Company Act (“BHC Act”), which requires every bank holding company to obtain the prior approval of the Federal Reserve before acquiring more than 5% of the voting shares of any bank or all or substantially all of the assets of a bank, and before merging or consolidating with another bank holding company. The Federal Reserve, under its regulations and published policy statements, has maintained that a bank holding company must serve as a source of financial strength to its subsidiary bank(s). In adhering to the Federal Reserve Board policy, JBI may be required to provide financial support for Jacksonville Bank at a time when, absent such policy, JBI may not otherwise deem it advisable to provide such assistance.

At one time, a bank holding company was generally prohibited from acquiring control of any company which was not a bank and from engaging in any business other than the business of banking or managing and controlling banks. In April 1997, the Federal Reserve Board revised and expanded the list of permissible non-banking activities in which a bank holding company could engage; however, limitations continue to exist under certain laws and regulations. The GLB Act repeals certain regulations pertaining to bank holding companies and eliminates many of the previous prohibitions. Specifically, Title I of the GLB Act repeals Sections 20 and 32 of the Glass-Steagall Act and is intended to facilitate affiliations among banks, securities firms, insurance firms, and other financial companies. To further this goal, the GLB Act amends Section 4 of the BHC Act to authorize bank holding companies that qualify as “financial holding companies” to engage in securities, insurance and other activities that are financial in nature or incidental to a financial activity. The activities of bank holding companies that are not financial holding companies continue to be limited to activities authorized under the BHC Act, such as activities that the Federal Reserve Board previously has determined to be closely related to banking and permissible for bank holding companies.

With respect to expansion, Jacksonville Bank may establish branch offices anywhere within the State of Florida with regulatory approval. Jacksonville Bank is also subject to the Florida banking and usury laws limiting the amount of interest that can be charged when making loans or other extensions of credit. In addition, Jacksonville Bank, as a subsidiary of JBI, is subject to restrictions under federal law in dealing with JBI and other affiliates. These restrictions apply to extensions of credit to an affiliate, investments in the securities of an affiliate, and the purchase of assets from an affiliate.

The primary source of JBI’s income is expected to be dividends from Jacksonville Bank. A Florida state-chartered commercial bank may not pay cash dividends that would cause the bank’s capital to fall below the minimum amount required by federal or state law. Accordingly, commercial banks may only pay dividends out of the total of current net profits plus retained net profits of the preceding two years to the extent it deems expedient, except as follows. No bank may pay a dividend at any time that the total of net income for the current year when combined with retained net income from the preceding two years produces a loss. The future ability of Jacksonville Bank to pay dividends to JBI will also depend in part on the FDIC capital requirements in effect at such time and JBI’s ability to comply with such requirements.

Loans and extensions of credit by all banks are subject to legal lending limitations. Under state law, a state bank may generally grant unsecured loans and extensions of credit in an amount up to 15% of its unimpaired capital and surplus to any person. In addition, a state bank may grant additional loans and extensions of credit to the same person of up to 10% of its unimpaired capital and surplus, provided that the transactions are fully secured. This 10% limitation is separate from, and in addition to, the 15% limitation for unsecured loans. Loans and extensions of credit may exceed these general lending limits only if they qualify under one of several exceptions.

JBI and Jacksonville Bank are subject to regulatory capital requirements imposed by the Federal Reserve and the FDIC. Both the Federal Reserve and the FDIC have established risk-based capital guidelines for bank holding companies and banks which make regulatory capital requirements more sensitive to differences in risk profiles of various banking organizations. The capital adequacy guidelines issued by the Federal Reserve Board are applied to bank holding companies on a consolidated basis with the banks owned by the holding company. The FDIC’s risk-based capital guidelines apply directly to state banks regardless of whether they are a subsidiary of a bank holding company. Both agencies’ requirements (which are substantially similar) provide that banking organizations must have minimum capital equivalent to 8% of risk-weighted assets to be considered adequately capitalized. The risk weights assigned to assets are based primarily on the perceived levels of risk to capital. For example, securities with an unconditional guarantee by the United States government are assigned the lowest risk weighting. A risk weight of 50% is assigned to loans secured by owner-occupied one-to-four family residential properties. The aggregate amount of assets assigned to each risk category is multiplied by the risk weight assigned to that category to determine the weighted values, which are added together to determine total risk weighted assets.

The Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”) created and defined five capital categories (well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized), which are used to determine the nature of any corrective action the appropriate regulator may take in the event an institution reaches a given level of undercapitalization. For example, an institution which becomes undercapitalized must submit a capital restoration plan to the appropriate regulator outlining the steps it will take to become adequately capitalized. Upon approving the plan, the regulator will monitor the institution’s compliance. Before a capital restoration plan will be approved, an entity controlling a bank (i.e., the holding company) must guarantee compliance with the plan until the institution has been adequately capitalized for four consecutive calendar quarters. The liability of the holding company is limited to the lesser of 5% of the institution’s total assets at the time it became undercapitalized or the amount necessary to bring the institution into compliance with all capital standards. Further, in the event of the bankruptcy of the parent holding company, such guarantee would take priority over the parent’s general unsecured creditors. Undercapitalized institutions also will be restricted from paying management fees, dividends, and other capital distributions, will be subject to certain asset growth restrictions, and will be required to obtain prior approval from the appropriate regulator to open new branches or expand into new lines of business. As an institution drops to lower capital levels, the extent of action to be taken by the appropriate regulator increases, restricting the types of transactions in which the institution may engage and ultimately providing for the appointment of a receiver for certain institutions deemed to be critically undercapitalized.

The FDICIA also requires each federal banking agency to prescribe, and the Federal Reserve Board and the FDIC have adopted, for all insured depository institutions and their holding companies, safety and soundness standards relating to such items as: internal controls, information and audit systems, asset quality, loan documentation, classified assets, credit underwriting, interest-rate risk exposure, asset growth, earnings, compensation, fees and benefits, valuation of publicly traded shares, and such other operational and managerial standards as the agency deems appropriate. Finally, each federal banking agency was required to prescribe standards for employment contracts and other compensation arrangements with executive officers, employees, directors, and principal shareholders of insured depository institutions that would prohibit compensation and benefits and other arrangements that are excessive or that could lead to a material financial loss. If an insured depository institution or its holding company fails to meet any of the standards described above, it will be required to submit to the appropriate federal banking agency a plan specifying the steps that will be taken to cure the deficiency. If an institution fails to submit an acceptable plan or fails to implement a plan, the appropriate federal banking agency will require the institution or holding company to correct the deficiency and, until corrected, may impose further restrictions on the institution or holding company, including any of the restrictions applicable under the prompt corrective action provisions of the FDICIA. Both the capital standards and the safety and soundness standards that the FDICIA implements were designed to bolster and protect the deposit insurance fund.

In response to the directives issued under the FDICIA, the regulators have adopted regulations that, among other things, prescribe the capital thresholds for each of five established capital categories. The following table reflects these capital thresholds:

	Total Risk-Based Capital Ratio	Tier 1 Risk-Based Capital Ratio	Tier 1 Leverage Ratio
Well capitalized(1)	10%	6%	5%
Adequately capitalized(1)	8%	4%	4%
Undercapitalized(3)	Less than 8%	Less than 4%	Less than 4%
Significantly undercapitalized	Less than 6%	Less than 3%	Less than 3%
Critically undercapitalized	—	—	Less than 2%

(1)	An institution must meet all three minimums.
(2)	3% for CAMELS composite 1 rated institutions, subject to appropriate federal banking agency guidelines.
(3)	An institution falls into this category if it is below the adequately capitalized level for any of the three capital measures.

Under these capital categories, Jacksonville Bank is classified as well capitalized. At December 31, 2009, Jacksonville Bank’s total risk-based capital and Tier 1 risk-based capital ratios were 11.08% and 9.83%, respectively. The Tier 1 leverage ratio was 8.75% as of the same date. In addition to maintaining all capital levels at or above well-capitalized levels, Jacksonville Bank is committed to maintaining total risk-based capital at 10% and a Tier 1 leverage ratio above 8% at all times.

Under federal law and regulations and subject to certain exceptions, the addition or replacement of any director, or the employment, dismissal, or reassignment of a senior executive officer at any time that Jacksonville Bank is not in compliance with applicable minimum capital requirements, or otherwise in a troubled condition, or when the FDIC has determined that such prior notice is appropriate, is subject to prior notice to, and potential disapproval by, the FDIC.

Proposals to change the laws and regulations governing the banking industry are frequently introduced in Congress, in the state legislatures and by the various bank regulatory agencies. Accordingly, the scope of regulation and permissible activities of JBI and Jacksonville Bank are subject to change by future federal and state legislation or regulation.

Substantially all of JBI’s revenues from external customers, long-lived assets, long-term customer relationships, mortgage and other servicing rights, deferred policy acquisition costs, and deferred tax assets are attributed to the United States.

In August 2008, and in connection with the FDIC’s February 2008 report of examination (the “Report”) of Jacksonville Bank, Jacksonville Bank’s board of directors entered into a memorandum of understanding (“MOU”) with the FDIC and the OFR whereby Jacksonville Bank agreed to comply in good faith with the requirements of the MOU. The MOU, among other things, required Jacksonville Bank to:

•	Develop, submit and implement a written management plan, and notify the FDIC and the OFR if Jacksonville Bank proposes to add an individual to Jacksonville Bank’s board of directors or employ an individual as a senior executive officer.
•	Submit a business plan for 2008 through 2010 and a comprehensive annual budget and earnings forecast, and implement and review progress on the business plan.
•	Maintain a Tier 1 leverage capital ratio of not less than 8 percent and increase and maintain a total risk based capital ratio of not less than 10 percent, which shall be calculated at the end of each calendar quarter.
•	Within 30 days, charge-off the remaining balances of all assets classified “loss” in the Report.
•	Establish and maintain an adequate Allowance for Loan and Lease Losses (ALLL) and such reserve must be established by charges to current operating earnings; and implement a comprehensive policy and methodology in conformance with GAAP and regulatory guidelines for determining the adequacy of ALLL.
•	Develop specific plans and proposals to reduce and improve loan relationships which are subject to adverse classification or special mention in the amount of $1 million or more; not extend credit to any borrower who is obligated to Jacksonville Bank on any extension of credit that has been charged off by the bank or classified “loss” or “doubtful” in any report of examination so long as such credit remains uncollected; and amend its written loan policy to include comments and recommendations in the Report.
•	Establish an effective system to obtain the loan documentation necessary to properly underwrite and monitor the credit and take all necessary steps to correct and/or eliminate all technical exceptions listed in the Report; and implement a risk management program for commercial real estate loan concentrations consistent with regulatory guidance and recommendations in the Report.
•	Review liquidity objectives and develop a plan to maintain liquidity commensurate with the bank’s current risk profile, which plan should address balance sheet liquidity and other sources of available liquidity.

As a result of the MOU, management and Jacksonville Bank’s board took the following actions:

Credit Related:

•	Charged-off all remaining balances on loans deemed “loss” in the Report.
•	Amended the loan policy to include items mentioned in the Report.
•	Implemented a more comprehensive policy and methodology in assessing the adequacy of the ALLL and reassessed the adequacy of the first quarter 2008 analysis.
•	Created Cited Loan Reports and began reporting them to the Jacksonville Bank board of directors on a monthly basis.
•	Began monitoring Commercial Real Estate concentrations and developed a plan to reduce the exposure.
•	Strengthened the loan documentation process and corrected all exceptions identified in the Report.

Staffing:

•	Management and the Jacksonville Bank board performed a staffing analysis which resulted in upgrading two management positions (portfolio manager and deposit operations manager).

Wholesale Funding:

•	A strategy was developed and implemented to reduce the level of wholesale funding.

Business Plan:

•	A three year business plan, including financial projections, was created and has been updated annually as a result of the Report. Key ratios and financial projections identified in the plan are tracked monthly and the status of all strategies and underlying tactics are updated at least quarterly.

Additionally, management corrected all violations of laws, rules and regulations mentioned in the Report; committed to maintaining a Tier 1 leverage ratio of not less than 8 percent; has notified supervisory authorities of additions to executive management or Jacksonville Bank’s board; and has submitted a quarterly report to regulatory agencies outlining the steps taken to comply with the commitments. As of the date hereof, JBI and Jacksonville Bank believe that Jacksonville Bank is in full compliance with the provisions of the MOU, and expect that Jacksonville Bank will remain in compliance with the provisions of the MOU after the Merger and Stock Purchase.

Employees

As of September 15, 2010, Jacksonville Bank had 65 employees. Except for certain officers of Jacksonville Bank who also serve as officers of JBI, JBI does not have any employees. Management believes relations with its employees have been good.

Properties

Below is a summary of JBI’s properties.

Property Location in Jacksonville	Year Location Established	Approximate Square Footage	Owned / Leased
Headquarters(1) 100 North Laura Street	2004	14,815	Leased
Branch Office 10325 San Jose Boulevard	1998	3,567	Owned
Branch Office 12740-200 Atlantic Boulevard	2000	3,080	Owned
Branch Office(2) 4343 Roosevelt Boulevard	2005	3,127	Leased
Branch Office(3) 7880 Gate Parkway	2006	9,372	Leased

(1)	Jacksonville Bank has a 10-year lease that expires September 30, 2014 for JBI’s headquarters location which specifies rent of $20.00 per square foot and is subject to annual increases of $0.50 per square foot on October 1st of each year through September 30, 2014. Jacksonville Bank has five renewal options, each to extend the term of the lease for five years, the first option term commencing on October 1, 2014, and the last option term ending on September 30, 2039.
(2)	Jacksonville Bank took occupancy of this branch on November 1, 2005 and opened for business on February 6, 2006. Jacksonville Bank has a 10-year lease that expires November 1, 2015 for this branch, which specifies rent of $90,000 per annum and is subject to annual increases of 3% on November 1 of each year through November 1, 2015. Jacksonville Bank has four renewal options, each to extend the term of the lease for five years, the first option term commencing on November 1, 2015, and the last option term ending on November 1, 2035.
(3)	Jacksonville Bank took occupancy of this branch on January 13, 2006 and opened for business on June 9, 2006. Jacksonville Bank has a 10-year lease that expires January 13, 2016 for this branch, which specifies rent of $210,870 per annum and is subject to annual increases on the anniversary date to the extent of any percentage change that occurs in the consumer price index for all urban consumers. Jacksonville Bank has two renewal options, each to extend the term of the lease for five years, the first option term commencing on January 13, 2016, and the last option term ending on January 13, 2026.

Legal Proceedings

From time to time, as a normal incident of the nature and kind of business in which JBI is engaged, various claims or charges are asserted against JBI, Jacksonville Bank and/or their directors, officers or affiliates. In the ordinary course of business, JBI and Jacksonville Bank are also subject to regulatory examinations, information gathering requests, inquiries and investigations. Other than ordinary routine litigation incidental to JBI’s business, management believes after consultation with legal counsel that there are no pending legal proceedings against JBI or Jacksonville Bank that will, individually or in the aggregate, have a material adverse effect on the consolidated results of operations or financial condition of JBI.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

General

Jacksonville Bancorp, Inc. (“JBI”) was incorporated on October 24, 1997 and was organized to conduct the operations of The Jacksonville Bank (“Jacksonville Bank”). Jacksonville Bank is a Florida state-chartered commercial bank that opened for business on May 28, 1999, and its deposits are insured by the FDIC. Jacksonville Bank provides a variety of community banking services to businesses and individuals in the greater Jacksonville area of Northeast Florida. During 2000, Jacksonville Bank formed Fountain Financial, Inc., a wholly-owned subsidiary. The primary business activities of Fountain Financial, Inc. consist of the referral of Jacksonville Bank’s customers to third parties for the sale of insurance products. In 2010, Jacksonville Bank formed TJB Properties, LLC, a wholly-owned subsidiary. The primary purpose of TJB Properties, LLC is to manage Other Real Estate Owned (OREO) properties.

Business Strategy

JBI’s primary business segment is community banking and consists of attracting deposits from the general public and using such deposits and other sources of funds to originate commercial business loans, commercial real estate loans, residential mortgage loans and a variety of consumer loans. JBI also invests in mortgage-backed securities and securities backed by the United States Government, and agencies thereof, as well as municipal tax-exempt bonds.

JBI’s goal is to sustain profitable, controlled growth by focusing on increasing its loan and deposit market share in the Northeast Florida market by developing new financial products, services and delivery channels; closely managing yields on earning assets and rates on interest-bearing liabilities; focusing on noninterest income opportunities; controlling the growth of noninterest expenses; and maintaining strong asset quality. JBI has initiated programs to expand its scope of services and achieve these goals. Jacksonville Bank has adopted a philosophy of seeking out and retaining the best available personnel for positions of responsibility which JBI believes will provide it with a competitive edge in the local banking industry.

JBI’s operations are influenced by the local economic conditions and by policies of financial institution regulatory authorities. Fluctuations in interest rates, due to factors such as competing financial institutions as well as the Federal Reserve’s decisions on changes in interest rates, impact interest-earning assets and JBI’s cost of funds and, thus, its net interest margin. In addition, the local economy and real estate market of Northeast Florida and the demand for JBI’s products and loans impacts its margin. The local economy and viability of local businesses can also impact the ability of JBI’s customers to make payments on loans, thus impacting its loan portfolio. JBI evaluates these factors when valuing its allowance for loan losses. JBI also believes its underwriting procedures are relatively conservative and, as a result, JBI is not being any more affected than the overall market in the current economic downturn.

As more fully discussed herein, on May 10, 2010, JBI and ABI entered into the Merger Agreement providing for the Merger of ABI with and into JBI, which Merger Agreement was amended on September 20, 2010. The Merger Agreement also contemplates the consolidation of Oceanside Bank into Jacksonville Bank. Additionally, JBI entered into a Stock Purchase Agreement with four accredited investors led by CapGen Capital Group IV LP (“CapGen”) providing for $35 million in new capital through the sale of newly issued shares of JBI common stock subject to completion of the mergers. The transactions have been approved by the boards of directors of each of JBI and ABI.

Under the terms of the Merger Agreement (as amended), ABI shareholders will receive 0.2 shares of JBI common stock for each share of ABI common stock. Additionally, ABI shareholders will receive cash of $0.67 per share. A total of approximately 249,503 shares of JBI common stock is expected to be issued to ABI shareholders.

Under the terms of the Stock Purchase Agreement, JBI will issue approximately 3.89 million shares of its common stock at a price of $9.00 per share. The largest investment is coming from CapGen, which has agreed to purchase approximately $24.2 million. John Sullivan of CapGen is expected to become a new director of the combined company pending the closing of the transactions, joining CapGen principal John Rose, who is a current JBI director.

The Merger is conditioned upon approval by the Federal Reserve, the FDIC, the OFR, ABI’s shareholders and other customary closing conditions. The sale of the JBI common stock and other aspects of the transaction are subject to approval by JBI shareholders and to regulatory approvals.

Executive Overview

Total assets increased $13.4 million, or 3.1%, from $438.8 million at December 31, 2009 to $452.2 million at June 30, 2010. During the six months ended June 30, 2010, JBI experienced a net loan decrease of $10.2 million, or 2.7%. Increases in commercial loans of $1.3 million, or 5.5%, were offset by a decrease in commercial real estate loans of $4.6 million, or 2.0%, residential real estate of $3.1 million, or 3.2%, and construction real estate of $1.7 million, or 5.3%. In addition, the allowance for loan loss increased by $1.4 million.

The following were significant factors related to 2009 results as compared to 2008. The 2009 performance is reflective of the successful execution of JBI’s strategy to focus on organic growth within the Northeast Florida market. During 2009, JBI’s total gross loans increased by $11.3 million, or 3.0%. JBI recorded growth in residential and commercial real estate loans offset by decreases in construction, land and commercial loans. During the year, residential real estate loans increased by $16.0 million, or 19.7%, and commercial real estate loans increased by $8.9 million, or 4.0%. Construction real estate loans decreased by $8.8 million, or 21.0%, and commercial loans decreased by $4.6 million, or 16.2%.

Total deposits increased $21.1 million, or 5.7%, from $370.6 million at December 31, 2009 to $391.7 million at June 30, 2010. During the six months ended June 30, 2010, money market, NOW and savings deposits increased $22.5 million to $127.3 million, time deposits increased $1.4 million to $223.5 million and noninterest bearing deposits decreased $2.9 million to $40.8 million.

During 2009, total deposits increased by $25.1 million, or 7.3%, as compared to 2008. The following are changes in the deposit categories:

•	Noninterest-bearing deposits increased $2.9 million, or 7.0%.
•	Money market, savings and NOW deposits increased by $17.1 million, or 19.5%.
•	The certificate of deposit portfolio increased by $5.2 million, or 2.4%. JBI’s management pursued local deposits more aggressively by offering competitive deposit products in an effort to attract core deposits and utilized the National and Brokered CD markets as an additional source of funding the asset growth.
•	Borrowed funds, consisting of FHLB advances, Federal Reserve borrowings, and subordinated debentures, totaled $60.6 million at year end 2008 compared to $39.8 million at the end of 2009. During 2009, JBI decreased its Federal Reserve borrowing by $26.0 million and increased its FHLB advances by $5.0 million.

Total shareholders’ equity decreased by $2.2 million from $27.3 million at December 31, 2009 to $25.0 million at June 30, 2010. The decrease is mainly attributable to a net loss of $2.0 million and a $383,000 net unrealized loss on a cash flow hedge derivative. Total shareholders’ equity increased $423,000, or 1.6%, during 2009. Management remains committed to retaining sufficient equity to protect shareholders and depositors, provide for reasonable growth and fully comply with regulatory requirements.

At June 30, 2010, JBI had 8 million authorized shares of $0.01 par value common stock, of which 1,750,437 shares were issued and 1,749,387 shares were outstanding. In addition, JBI had 2 million authorized shares of $0.01 par value preferred stock, none of which were issued or outstanding at June 30, 2010.

Basic average shares outstanding as of each six-month period ended June 30 was 1,749,140 in 2010, 1,748,429 in 2009 and 1,747,989 in 2008. The diluted weighted average shares outstanding as of each six-month period ended June 30 was 1,749,140 in 2010, 1,748,429 in 2009 and 1,747,989 in 2008.

Total cash and cash equivalents increased $17.5 million from $5.6 million at December 31, 2009 to $23.1 million at June 30, 2010 due to an increase in federal funds sold of $16.5 million. Investment securities available-for-sale increased $3.3 million to $25.4 million at June 30, 2010. During the six months ended June 30, 2010, JBI purchased $2.0 million of U.S. government agency securities and $5.2 million GNMA CMO securities. In addition, JBI received $4.3 million in proceeds from maturities, calls and principal repayments.

The allowance for loan losses grew by $1.4 million during the first six months of 2010, amounting to $8.2 million at June 30, 2010, as compared to $6.9 million at December 31, 2009. The allowance represented approximately 2.16% of total loans at June 30, 2010 and 1.75% at December 31, 2009. During the first six months of 2010, JBI had charge-offs of $3.0 million, recoveries of $61,000 and recorded a $4.3 million provision for loan losses compared to charge-offs of $1.3 million, recoveries of $2,000 and a provision for loan losses of $2.2 million for the first six months of 2009. The allowance for loan loss as a percentage of total loans outstanding was 1.24% at December 31, 2008. During 2009, JBI had charge-offs of $2.2 million, recoveries of $23,000 and recorded a provision for loan loss of $4.4 million, compared to charge-offs of $2.1 million, recoveries of $114,000 and provision for loan losses of $3.6 million in 2008.

JBI’s net loss and basic loss per share for the quarter ended June 30, 2010 was $992,000 and $(0.57), respectively. JBI’s net income was $76,000 in 2009 as compared to $35,000 in 2008. JBI’s diluted earnings per share was $0.04 in 2009 as compared to $0.02 in 2008. Return on average assets and return on equity for the six months ended June 30, 2010 was (0.9)% and (15.2)%, respectively. Return on average assets and return on average equity was 0.02% and 0.28%, respectively, in 2009 compared to 0.01% and 0.13%, respectively, in 2008.

Interest income for the six-month period ended June 30, 2010 was $11.5 million while interest expense was $4.4 million, resulting in net interest income of $7.1 million for the period. The net interest margin was 3.3% for the six-month period which is a decline from the 3.4% margin reported for the three-month period ended December 31, 2010. The decline was driven primarily by the restructuring of the balance sheet to create additional liquid assets as part of JBI’s strategy to reduce its dependence on wholesale funding sources. Interest income was $23.2 million in 2009 compared to $25.6 million in 2008, a decrease of $2.4 million, or 9.2%, as a result of the repricing of JBI’s assets in this low interest rate environment along with the impact of nonperforming assets. Interest expense was $9.7 million in 2009 compared to $13.6 million in 2008, a decrease of $3.9 million, or 28.3%, as a result of the low interest rate environment; this was offset somewhat by a transition from low-cost wholesale funding into a more expensive time deposit.

Noninterest income for the six months ended June 30, 2010 was $534,000. Noninterest income was $841,000 for 2009 compared to $1.2 million in 2008. Included in noninterest income was a $132,000 loss on a nonmarketable equity security in 2009.

FHLB advances were $25.0 million at December 31, 2009 and $20.0 million at June 30, 2010.

Critical Accounting Policies

A critical accounting policy is one that is both very important to the portrayal of JBI’s financial condition and requires management’s most difficult, subjective or complex judgments. The circumstances that make these judgments difficult, subjective or complex have to do with the need to make estimates about the effect of matters that are inherently uncertain. Based on this definition, JBI’s primary critical accounting policy is the establishment and maintenance of an allowance for loan loss.

The allowance for loan loss is established through a provision for loan loss charged to expense. Loans are charged against the allowance for loan loss when management believes that the collectability of the principal is unlikely. The allowance is an amount that management believes will be adequate to absorb probable incurred losses on existing loans that may become uncollectible based on evaluations of the collectability of the loans. The evaluations take into consideration such objective factors as changes in the nature and volume of the loan portfolio and historical loss experience. The evaluation also considers certain subjective factors such as overall portfolio quality, review of specific problem loans and current economic conditions that may affect the borrowers’ ability to pay. The level of the allowance for loan loss is also impacted by increases and decreases in loans outstanding, because either more or less allowance is required as the amount of JBI’s credit exposure changes. To the extent actual loan losses differ materially from management’s estimate of these subjective factors, loan growth/run-off accelerates, or the mix of loan types changes, the level of the provision for loan loss, and related allowance can, and will, fluctuate.

Other real estate owned includes real estate acquired through foreclosure or deed taken in lieu of foreclosure. These amounts are recorded at estimated fair value, less costs to sell the property, with any difference between the fair value of the property and the carrying value of the loan being charged to the allowance for loan losses. Subsequent changes in fair value are reported as adjustments to the carrying amount, not to exceed the initial carrying value of the assets at the time of transfer. Those subsequent changes, as well as any gains or losses recognized on the sale of these properties, are included in noninterest expense.

Recent Accounting Pronouncements

Please refer to “Adoption of New Accounting Standards” contained in Note 1 to JBI’s consolidated financial statements for the year ended December 31, 2009 contained herein for information related to the adoption of new accounting standards and the effect of newly issued but not yet effective accounting standards.

FDIC Insurance Assessments

The FDIC is an independent federal agency established originally to insure the deposits, up to prescribed statutory limits, of federally insured banks and to preserve the safety and soundness of the banking industry. The FDIC has adopted a risk-based assessment system for insured depository institutions that takes into account the risks attributable to different categories and concentrations of assets and liabilities.

Jacksonville Bank’s deposit accounts are insured by the FDIC to the maximum extent permitted by law. Jacksonville Bank pays deposit insurance premiums to the FDIC based on a risk-based assessment system established by the FDIC for all insured institutions. Institutions considered well-capitalized and financially sound pay the lowest premiums, while those institutions that are less than adequately capitalized and of substantial supervisory concern pay the highest premiums. During 2008, assessment rates for all insured institutions ranged from 5 cents per $100 of assessable deposits for well-capitalized institutions with minor supervisory concerns to 43 cents per $100 of assessable deposits for undercapitalized institutions with substantial supervisory concerns. In 2009, assessment rates are expected to range between 12 and 50 cents per $100 of assessable deposits for the first quarter and 8 and 77.5 cents per $100 of assessable deposits for the remainder of the year. The large premium increase is due to the Emergency Economic Stabilization Act of 2008 (the “EESA”) and the Temporary Liquidity Guarantee Program, both of which increased the deposit insurance coverage available to Jacksonville Bank’s depositors.

In February 2006, the Federal Deposit Insurance Reform Act of 2005 and the Federal Deposit Insurance Reform Conforming Amendments Act of 2005 (collectively, the “Reform Act”) were signed into law. The Reform Act revised the laws concerning federal deposit insurance by making the following changes: (i) merging the Bank Insurance Fund and the Savings Association Insurance Fund into a new fund, the Deposit Insurance Fund (the “DIF”), effective March 31, 2006; (ii) increasing the deposit insurance coverage for certain retirement accounts to $250,000 effective April 1, 2006; (iii) beginning in 2010, deposit insurance coverage on individual accounts may be indexed for inflation; (iv) the FDIC will have more discretion in managing deposit insurance assessments; and (v) eligible institutions will receive a one-time initial assessment credit.

The Reform Act authorized the FDIC to revise the risk-based assessment system. Accordingly, insurance premiums are based on a number of factors, including the risk of loss that insured institutions pose to the DIF. The Reform Act replaced the minimum reserve ratio of 1.25% with a range of between 1.15% and 1.50% for the DIF, depending on projected losses, economic changes and assessment rates at the end of each calendar year. In addition, the FDIC is no longer prohibited from charging banks in the lowest risk category when the reserve ratio premium is greater than 1.25%.

In November 2006, the FDIC adopted changes to its risk-based assessment system. Under the new system, the FDIC will evaluate an institution’s risk based on supervisory ratings for all insured institutions, financial ratios for most institutions and long-term debt issuer ratings for certain large institutions.

In October 2008, the EESA was signed into law. The EESA temporarily revises the federal deposit insurance laws by increasing the basic deposit insurance coverage from $100,000 to $250,000 per depositor. In May 2009, the FDIC extended the basic deposit insurance through December 31, 2013.

On September 29, 2009, the FDIC adopted an Amended Restoration Plan to allow the DIF to return to a reserve ratio of 1.15% within eight years. The FDIC amended its prior ruling on deposit assessments to require insured institutions to prepay their estimated quarterly risk-based assessments for the fourth quarter 2009, and for all of 2010, 2011 and 2012. This prepaid assessment was collected in December 2009, along with each institution’s regular quarterly risk-based deposit insurance assessment for the third quarter 2009. The FDIC also increased annual assessment rates uniformly by three basis points effective January 1, 2011. Additional special assessments may be imposed by the FDIC for future periods.

In order to promote financial stability in the economy, the FDIC adopted the Temporary Liquidity Guarantee Program (TLGP) on October 13, 2008. Participation in the program is voluntary; however, once participation is elected, it cannot be revoked. Jacksonville Bank elected to participate in the Transaction Account Guarantee Program component of the TLGP. Under the Transaction Account Guarantee Program, the FDIC will fully insure funds held in noninterest-bearing transaction accounts. Noninterest-bearing transaction accounts are ones that do not accrue or pay interest and for which the institution does not require an advance notice of withdrawal. Also covered are interest on lawyers’ trust accounts (IOLTA) and negotiable order of withdrawal (NOW) accounts with interest rates lower than 50 basis points. These revisions are effective until June 30, 2010.

Securities

Securities within the securities portfolio are categorized as “held to maturity,” “available for sale,” or “trading.” Securities held to maturity represent those securities which Jacksonville Bank has the intent and ability to hold to maturity. Securities available for sale represent those investments which may be sold for various reasons, including changes in interest rates and liquidity considerations. These securities are reported at fair market value and unrealized gains and losses are excluded from earnings and reported in accumulated other comprehensive income (loss). Trading securities are held primarily for resale and are recorded at their fair values. Gains or losses on trading securities are included immediately in earnings. During 2009, 2008 and 2007, Jacksonville Bank had no trading securities.

The following table sets forth the amortized costs and fair value of JBI’s securities portfolio (dollars in thousands):

	At December 31, 2009		At December 31, 2008		At December 31, 2007
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Securities available for sale:
U.S. Government agency securities	$2,485	$2,504	$8,204	$8,284	$7,981	$8,000
Mortgage-backed securities	8,386	8,704	10,483	10,622	10,796	10,768
State and municipal securities	10,777	10,963	10,918	10,778	10,939	10,959
Total	$21,648	$22,171	$29,605	$29,684	$29,716	$29,727
Security held to maturity:
State of Israel bond	$—	$—	$50	$50	$50	$50

The following table sets forth, by maturity distribution, certain information pertaining to the fair value of securities (dollars in thousands):

	Within 1 Year		After 1 Year Within 5 Years		After 5 Years Within 10 Years		After 10 Years
	Amount	Yield	Amount	Yield	Amount	Yield	Amount	Yield
At December 31, 2009:
Securities available for sale:
U.S. Government agency securities	$2,504	3.56%	$—	0.00%	$—	0.00%	$0.00%
Mortgage-backed securities	531	3.78%	7,891	4.48%	282	4.17%	—	0.00%
State and municipal securities	1,680	3.86%	5,310	3.75%	3,973	3.82%	—	0.00%
Total	$4,715	3.77%	$13,201	4.19%	$4,255	3.88%		0.00%
Security held to maturity:
State of Israel bond	$—	0.00%
Total	$—	0.00%

	Totals
	Amount	Yield
At December 31, 2009:
Securities available for sale:
U.S. Government agency securities	$2,504	3.56%
Mortgage-backed securities	8,704	4.36%
State and municipal securities	10,963	3.80%
Total	$22,171	4.04%
Security held to maturity:
State of Israel bond	$—	0.00%
Total	$—	0.00%

Loan Portfolio Composition

Commercial real estate loans comprise the largest group of loans in JBI’s portfolio amounting to $266.6 million, or 68.1% of the total loan portfolio, at December 31, 2009, compared to $266.4 million, or 70.1%, at December 31, 2008. Residential real estate loans comprise the second largest group of loans in the portfolio, amounting to $97.1 million, or 24.8% of the total loan portfolio, at December 31, 2009, as compared to $81.2 million, or 21.4%, at December 31, 2008. As of December 31, 2009, commercial loans amounted to $23.8 million, or 6.1% of total loans, which were $28.4 million, or 7.5%, at December 31, 2008. The following table sets forth the composition of JBI’s loan portfolio (dollars in thousands) over the last five fiscal years:

At December 31,
	2009		2008		2007		2006		2005
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Commercial real estate(1)	$266,557	68.1%	$266,436	70.1%	$242,676	70.8%	$198,041	69.7%	$156,260	66.7%
Commercial	23,838	6.1	28,445	7.5	20,291	5.9	18,903	6.7	16,681	7.1
Residential real estate	97,147	24.8	81,152	21.3	75,141	21.9	62,270	21.9	57,985	24.7
Consumer and other	3,899	1.0	4,070	1.1	4,631	1.4	4,693	1.7	3,461	1.5
	$391,441	100.0%	$380,103	100.0%	$342,739	100.0%	$283,907	100.0%	$234,387	100.0%
Add (deduct):
Allowance for loan losses	(6,854)		(4,705)		(3,116)		(2,621)		(2,207)
Net deferred (fees) costs	(454)		(405)		(358)		(280)		(149)
Loans, net	$384,133		$374,993		$339,265		$281,006		$232,031

The following table reflects the contractual principal repayments by period of JBI’s loan portfolio at December 31, 2009 (in thousands):

	Commercial Loans	Commercial Real Estate Loans(1)	Residential Mortgage Loans	Consumer Loans	Total
Less than 1 year	$18,076	$56,650	$30,317	$2,000	$107,043
1 – 5 years	5,583	152,461	39,674	1,773	199,491
Greater than 5 years	179	57,446	27,156	126	84,907
Total	$23,838	$266,557	$97,147	$3,899	$391,441

(1)	For presentation purposes, construction and land loans have been classified as commercial real estate loans.

	Loans Maturing
(in thousands)	Within 1 Year	1 – 5 Years	After 5 Years	Total
Loans with:
Fixed interest rates	$58,200	$170,679	$64,337	$293,216
Variable interest rates	48,843	28,812	20,570	98,225
Total Loans	$107,043	$199,491	$84,907	$391,441

Scheduled contractual principal repayments of loans do not reflect the actual life of such assets. The average life of loans is substantially less than their average contractual terms due to prepayments. In addition, due-on-sale clauses on loans generally give JBI the right to declare a conventional loan immediately due and payable in the event, among other things, that the borrower sells real property subject to a mortgage and the loan is not repaid. The average life of mortgage loans tends to increase, however, when current mortgage loan rates are substantially higher than rates on existing mortgage loans and, conversely, decrease when rates on existing mortgages are substantially higher than current mortgage loan rates.

Credit Risk

JBI’s primary business is making commercial, real estate, business and consumer loans. That activity entails potential loan losses, the magnitude of which depends on a variety of economic factors affecting borrowers which are beyond JBI’s control. While JBI has instituted underwriting guidelines and credit review procedures to protect it from avoidable credit losses, some losses will inevitably occur. At December 31, 2009, JBI had nonperforming loans of $8.7 million that were not accruing interest. In addition, JBI had net loan charge-offs totaling $2.2 million in 2009.

Loans are placed on nonaccrual status when management has concerns relating to the ability to collect the loan principal and interest and generally when such loans are 90 days or more past due. A loan is considered impaired when it is probable that not all principal and interest amounts will be collected according to the loan contract. The following table sets forth certain information regarding nonaccrual loans, including the ratio of such loans to total assets as of the dates indicated (dollars in thousands):

	At December 31,
	2009	2008	2007	2006	2005
Nonperforming loans:
Commercial real estate	$5,163	$9,011	$—	$432	$529
Residential real estate loans	3,563	3,013	—	—	—
Commercial loans	19	412	680	407	224
Consumer loans and other	—	—	10	12	13
Total nonperforming loans	$8,745	$12,436	$690	$851	$766
Foreclosed assets, net	4,011	89	—	—	—
Total nonperforming assets	$12,756	$12,525	$69	$851	$766
Total loans classified as troubled debt restructure	$16,175	—	—	—	—
Total nonperforming loans as a percentage to total loans	2.24%	3.28%	0.20%	0.30%	0.33%
Total nonperforming loans and foreclosed assets as a percentage of total assets	2.91%	2.89%	0.18%	0.26%	0.28%

From time to time Jacksonville Bank may utilize an interest reserve for a borrower’s future interest payments to ensure the payments remain current through maturity. At December 31, 2009, JBI had $23,685 in loans where such reserves existed. Of this total, $17,106 was considered substandard. On all but $1,335 of total loans, the interest reserve was either funded fully by the borrower out of their own funds or was funded through a separate loan facility underwritten by separate collateral and cash flows.

Allowance and Provision for Loan Losses

The allowance for loan losses is a valuation allowance for credit losses in the loan portfolio. Management has adopted a methodology to properly analyze and determine an adequate loan loss allowance. The analysis is based on sound, reliable and well documented information and is designed to support an allowance that is adequate to absorb all estimated losses in JBI’s loan and lease portfolio.

Due to their similarities, JBI has grouped the loan portfolio into four components. The components are commercial real estate loans, residential real estate loans, commercial loans and consumer loans. JBI has created a loan classification system to properly calculate the allowance for loan losses. Loans are evaluated for impairment. If a loan is impaired, a portion of the allowance is allocated so that the loan is reported, net, at the present value of estimated future cash flows using the loan’s existing rate or at the fair value of collateral if repayment is expected solely from the sale of the collateral. Large groups of smaller balance homogeneous loans, such as consumer and residential real estate loans, are collectively evaluated for impairment and, accordingly, they are not separately identified for impairment disclosures. Jacksonville Bank’s policy is to obtain updated appraisals for all substandard loans secured by real estate on at least an annual basis. Real estate values in Jacksonville Bank’s market area have experienced deterioration over the last several quarters, and the expectation is for further deterioration in certain property types in the immediate future. On a quarterly basis, management reviews several factors, including underlying collateral, and will write down impaired loans to the net realizable value.

In estimating the overall exposure to loss on impaired loans, JBI has considered a number of factors, including the borrower’s character, overall financial condition, resources and payment record, the prospects for support from any financially responsible guarantors and the realizable value of any collateral.

JBI also considers other internal and external factors when determining the allowance for loan losses. These factors include, but are not limited to, changes in national and local economic conditions, commercial lending staff limitations, impact from lengthy commercial loan workout and charge-off period, loan portfolio concentrations and trends in the loan portfolio.

Bank regulators have issued “Joint Guidance on Concentrations in Commercial Real Estate Lending.” This document outlines regulators’ concerns regarding the high level of growth in commercial real estate loans on banks’ balance sheets. Many banks, especially those in Florida, have seen a substantial increase in exposure to commercial real estate loans. The concentration in this category is considered when analyzing the adequacy of the loan loss allowance based on sound, reliable and well documented information.

Senior management reviews this calculation and the underlying assumptions on a routine basis not less frequently than quarterly. Based on the results of the analysis performed by management at June 30, 2010, the allowance for loan loss is considered to be appropriate to absorb estimated loan losses in the portfolio as of that date. As more fully discussed in the “Critical Accounting Policies” section of this Management’s Discussion and Analysis of Financial Condition and Results of Operations, the process for estimating credit losses and determining the allowance for loan losses as of any balance sheet date is subjective in nature and requires material estimates. Actual results could differ significantly from these estimates.

The amount of future charge-offs and provisions for loan losses could be affected by, among other things, economic conditions in Jacksonville, Florida, and the surrounding communities. Such conditions could affect the financial strength of JBI’s borrowers and the value of real estate collateral securing JBI’s mortgage loans. Loans secured by real estate represent approximately 93% of JBI’s total loans outstanding at June 30, 2010. Economic conditions in Jacksonville have deteriorated over the last several quarters, resulting in a softening of real estate values. Conditions and values could deteriorate further in the future, and such deterioration could be substantial. If this were to occur, some of JBI’s borrowers may be unable to make the required contractual payments on their loans, and JBI may be unable to realize the full carrying value of such loans through foreclosure. JBI is unable to determine at this time the effect of such an occurrence on JBI’s financial condition and results of operations; however, management believes that JBI should not be any more affected than the overall market.

Future provisions and charge-offs could also be affected by environmental impairment of properties securing JBI’s mortgage loans. Under JBI’s current policy, an environmental audit is required on the majority of all commercial-type properties that are considered for a mortgage loan. At the present time, JBI is not aware of any existing loans in the portfolio where there is environmental pollution existing on the mortgaged properties that would materially affect the value of the portfolio.

The allowance for loan losses grew by $1.4 million during the first six months of 2010, amounting to $8.2 million at June 30, 2010, as compared to $6.9 million at December 31, 2009. The allowance represented approximately 2.16% of total loans at June 30, 2010 and 1.75% at December 31, 2009. The allowance for loan losses amounted to $4.7 million at December 31, 2008. During the first six months of 2010, JBI had charge-offs of $3.0 million, recoveries of $61,000 and recorded a $4.3 million provision for loan losses compared to charge-offs of $1.3 million, recoveries of $2,000 and a provision for loan losses of $2.2 million for the first six months of 2009. The larger provision for loan losses in 2010 was driven primarily by the charge-off of several loans graded as substandard. Additionally, the worsening economic conditions, coupled with the continued softness in the residential real estate market and the growing softness in the commercial real estate market, along with Jacksonville Bank’s concentration in collateral dependent real estate loans, were considered when determining the appropriate level of loan loss reserves in the first six months of 2010.

Impaired loans were $21.9 million as of June 30, 2010; of this amount, $1.2 million was specifically allocated to the allowance for loan losses which is deemed appropriate to absorb probable losses. Jacksonville Bank has experienced an increase in adversely classified loans from $28.9 million at December 31, 2008 to $44.8 million at December 31, 2009. Of this amount, $22.5 million is listed as impaired. Nonperforming loans as a percentage of total loans were 2.24% at December 31, 2009, compared to 3.28% at December 31, 2008. All adversely classified loans are monitored closely and the majority of these loans are collateralized by real estate. Management has analyzed its collateral position and is comfortable that the loan loss reserve at December 31, 2009 is appropriate.

Loans past due 30 – 89 days still accruing interest were $5,308 at December 31, 2009, compared to $1,797 at December 31, 2008. The increase in loans past due 30 – 89 days still accruing interest was driven primarily by one loan in the amount of $2.9 million.

The following table sets forth information with respect to activity in the allowance for loan losses for the periods indicated (dollars in thousands):

	Year Ended December 31,
	2009	2008	2007	2006	2005
Allowance at beginning of year	$4,705	$3,116	$2,621	$2,207	$1,843
Charge-offs:
Consumer and other loans	22	46	59	16	15
Commercial real estate	1,271	33	—	—	—
Commercial loans	425	1,137	12	124	102
Residential real estate	517	879	—	—	—
Total Charge-offs	2,235	2,095	71	140	117
Recoveries:
Consumer loans	4	3	20	3	—
Commercial real estate	1	—	—	—	—
Commercial loans	10	111	4	5	—
Residential real estate	8	—	—	—	—
Total Recoveries	23	114	24	8	—
Net charge-offs	2,212	1,981	47	132	117
Provision for loan losses charged to operating expenses	4,361	3,570	542	546	481
Allowance at end of year	$6,854	$4,705	$3,116	$2,621	$2,207
Ratio of net charge-offs to average loans outstanding	0.57%	0.57%	0.01%	0.05%	0.06%
Allowance as a percent of total loans	1.75%	1.24%	0.91%	0.92%	0.94%

The following table presents information regarding the total allowance for loan losses as well as the allocation of such amounts to the various categories of loans (dollars in thousands):

	At December 31,
	2009		2008		2007		2006		2005
	Amount	% of Loans to Total Loans	Amount	% of Loans to Total Loans	Amount	% of Loans to Total Loans	Amount	% of Loans to Total Loans	Amount	% of Loans to Total Loans
Commercial real estate(1)	$4,323	68.1%	$2,885	70.1%	$2,171	70.8%	$1,689	69.7%	$1,286	66.7%
Commercial	661	6.1	879	7.5	232	5.9	225	6.7	268	7.1
Residential real estate	1,822	24.8	896	21.3	672	21.9	667	21.9	621	24.7
Consumer and other	48	1.0	45	1.1	41	1.4	40	1.7	32	1.5
Total allowance for loan losses	$6,854	100.0%	$4,705	100.0%	$3,116	100.0%	$2,621	100.0%	$2,207	100.0%
Allowance for loan losses as a percentage of total loans outstanding		1.75%		1.24%		0.91%		0.92%		0.94%

(1)	Construction and land loans have been classified as commercial real estate loans. The amount of the allowance reserved at December 31, 2009 for construction and land loans was $684.

Deposits and Other Sources of Funds

General.  In addition to deposits, the sources of funds available for lending and other business purposes include loan repayments, loan sales, FHLB advances, Federal Reserve borrowings, federal funds purchased lines of credit, and securities sold under agreements to repurchase. Loan repayments are a relatively stable source of funds, while deposit inflows and outflows are influenced significantly by general interest rates and market conditions. Borrowings may be used to compensate for reductions in other sources, such as deposits, or due to favorable differentials in rates and other costs.

Deposits.  Deposits are attracted principally from JBI’s primary geographic market areas in Duval County, Florida. Jacksonville Bank also enhanced its geographical diversity by offering certificates of deposits through brokered markets and nationally to other financial institutions. In August 2009, JBI launched its “Virtual Branch” to attract deposits from other geographic market areas. Jacksonville Bank offers a broad selection of deposit products, including demand deposit accounts, NOW accounts, money market accounts, regular savings accounts, term certificates of deposit and retirement savings plans (such as IRAs). Certificate of deposit rates are set to encourage maturities based on current market conditions. Deposit account terms vary, with the primary differences being the minimum balance required, the time period the funds must remain on deposit, and the associated interest rates. JBI holds quarterly Asset Liability Committee (ALCO) meetings, comprised of members of its board of directors and management. In addition, pricing meetings are held by members of management on a monthly basis or more frequently if economic conditions dictate. Jacksonville Bank emphasizes commercial banking and small business relationships in an effort to increase demand deposits as a percentage of total deposits.

The following table shows the distribution of, and certain other information relating to, JBI’s deposit accounts by type (dollars in thousands):

	At December 31,
	2009		2008		2007
	Average Balance	Average Rate Paid	Average Balance	Average Rate Paid	Average Balance	Average Rate Paid
Demand deposits	$41,908	0.00%	$41,580	0.00%	$35,433	0.00%
NOW deposits	7,662	0.23	6,513	0.18	6,919	0.17
Money market deposits	71,670	1.52	81,517	2.51	118,689	4.45
Savings deposits	12,578	1.61	14,588	2.91	10,336	3.11
Time deposits	201,117	3.25	194,568	4.55	122,077	5.26
Total deposits	$334,935	2.34%	$338,766	3.35%	$293,454	4.10%

The following table presents maturity of JBI’s time deposits at December 31, 2009:

	Deposits $100,000 and Greater	Deposits Less Than $100,000	Total
Due three months or less	$10,560	$36,750	$47,310
Due more than three months to six months	8,819	9,119	17,938
Due more than six months to one year	66,994	49,918	116,912
Due one to five years	13,868	26,065	39,933
Due more than five years	—	—	—
	$100,241	$121,852	$222,093

Liquidity and Capital Resources

JBI’s primary sources of cash are deposit growth, maturities and amortization of investment securities, FHLB advances, Federal Reserve Bank borrowings and federal funds purchased. JBI uses cash from these and other sources to fund loan growth. Any remaining cash is used primarily to reduce borrowings and to purchase investment securities. During the first six months of 2010, JBI’s cash and cash equivalent position increased by $17.5 million. The increase in cash mainly resulted from an increase in deposit accounts of approximately $21.1 million from $370.6 million at December 31, 2009 to $391.7 million at June 30, 2010, offset by net loan payments of $3.4 million.

Jacksonville Bank’s liquidity is its ability to maintain a steady flow of funds to support its ongoing operating, investing and financing activities. Jacksonville Bank’s board of directors establishes policies and analyzes and manages liquidity to ensure that adequate funds are available to meet normal operating requirements in addition to unexpected customer demands for funds, such as high levels of deposit withdrawals or loan demand, in a timely and cost-effective manner. The most important factor in the preservation of liquidity is maintaining public confidence that facilitates the retention and growth of a large, stable supply of core deposits and wholesale funds. Ultimately, public confidence is generated through profitable operations, sound credit quality and a strong capital position. Liquidity management is viewed from a long-term and a short-term perspective as well as from an asset and liability management perspective. JBI monitors liquidity through a regular review of loan and deposit maturities and loan and deposit forecasts to minimize funding risk.

JBI has both internal and external sources of near-term liquidity that can be used to fund loan growth and accommodate deposit outflows. The primary internal sources of liquidity are principal and interest payments on loans; proceeds from maturities and monthly payments on the balance of the investment securities portfolio; and its overnight position with federal funds sold. At June 30, 2010, JBI had $25.4 million in available-for-sale securities, $7.3 million of which was pledged to the Federal Reserve Bank for the Borrower in Custody Program.

JBI’s primary external sources of liquidity are customer deposits and borrowings from other commercial banks. JBI’s deposit base consists of both deposits from businesses and consumers in its local market as well as national market and brokered certificates of deposit. JBI can also borrow overnight federal funds and fixed-rate term products under credit facilities established with the FHLB, Federal Reserve Discount Window and other commercial banks. These lines, in the aggregate amount of approximately $109.4 million, do not represent legal commitments to extend credit.

Jacksonville Bank has an unsecured federal funds purchased accommodation with its main correspondent bank totaling $5.3 million at December 31, 2009; $5.1 million was available as of that date. In addition, Jacksonville Bank has invested in FHLB stock for the purpose of establishing credit lines with FHLB. This line is collateralized by a lien arrangement on Jacksonville Bank’s first mortgage loans, second mortgage loans and commercial real estate loans. Based on this collateral and Jacksonville Bank’s holdings of FHLB stock, Jacksonville Bank had a line of credit availability of $68.3 million from this credit line, of which it had borrowed $25.0 million at December 31, 2009. Additionally, Jacksonville Bank has a “Borrower in Custody” line of credit with the Federal Reserve Bank utilizing excess collateral and pledging $5.7 million in municipal securities. The amount of this line at December 31, 2009 was $29.8 million, all of which was available at that date. In addition, Jacksonville Bank had available credit lines with other correspondent banks totaling $9.7 million.

Additionally, Jacksonville Bank has access to the national and brokered deposit markets to supplement liquidity needs. At December 31, 2009, Jacksonville Bank had $65.9 million in national and $35.7 million in brokered CD’s.

Scheduled maturities and paydowns of JBI’s investment securities are an additional source of liquidity. During 2009, JBI had received approximately $12.1 million from maturities, paydowns and calls of investment securities. Jacksonville Bank also has the ability to convert marketable securities into cash or access new or existing sources of incremental funds if the need should arise.

At December 31, 2009, Jacksonville Bank had outstanding commitments to borrowers for available lines of credit and standby letters of credit totaling $25.5 million and $560,000, respectively. Based on the sources of liquidity discussed above, JBI believes that it has access to sufficient funds to cover such commitments, should the need arise.

Regulatory Capital Requirements

Jacksonville Bank is required to meet certain minimum regulatory capital requirements. Quantitative measures established by regulation to ensure capital adequacy require Jacksonville Bank to maintain minimum amounts and percentages of total and Tier 1 capital (as defined in the regulations) to risk weighted assets (as defined), and of Tier 1 capital (as defined) to average assets (as defined).

JBI’s capital management policy is designed to build and maintain capital levels that meet regulatory standards. Under current regulatory capital standards, banks are classified as well-capitalized, adequately-capitalized or undercapitalized. Under such standards, a well-capitalized bank is one that has a total risk-based capital ratio equal to or greater than 10%, a Tier 1 risk-based capital ratio equal to or greater than 6%, and a Tier 1 leverage capital ratio equal to or greater than 5%. JBI’s management and its board of directors have committed to maintain total risk-based capital at 10% and Tier 1 capital to average assets at 8% at Jacksonville Bank and JBI. If the capital ratios of JBI and Jacksonville Bank were to fall below levels required under regulatory standards, it is their policy to increase capital in an amount sufficient to meet regulatory requirements within 30 days. Jacksonville Bank’s total risk-based capital, Tier 1 risk-based capital and Tier 1 leverage capital ratios were 11.04%, 9.78% and 8.27%, respectively, at June 30, 2010. At December 31, 2009, JBI and Jacksonville Bank met all capital adequacy requirements to which they were subject.

JBI has included in Tier 1 capital and total capital a portion of the trust preferred securities that were issued in June 2004, December 2006 and June 2008.

The regulatory capital minimums and JBI and Jacksonville Bank’s actual data for the indicated periods are set forth in the table below (dollars in thousands).

	Actual		For Capital Adequacy Purposes		To Be Well Capitalized Under Prompt Corrective Action Provisions
	Amount	Ratio	Amount	Ratio	Amount	Ratio
2009
Total Capital to risk weighted assets
Consolidated	$46,393	11.87%	$31,273	8.00%	N/A	N/A
Bank	43,307	11.08	31,255	8.00	$39,068	10.00%
Tier 1 (Core) Capital to risk weighted assets
Consolidated	35,909	9.19	15,637	4.00	N/A	N/A
Bank	38,399	9.83	15,627	4.00	23,441	6.00
Tier 1 (Core) Capital to average assets
Consolidated	35,909	8.18	17,570	4.00	N/A	N/A
Bank	38,399	8.75	17,556	4.00	21,945	5.00
2008
Total Capital to risk weighted assets
Consolidated	$46,051	11.93%	$30,874	8.00%	N/A	N/A
Bank	40,719	10.58	30,795	8.00	$38,494	10.00%
Tier 1 (Core) Capital to risk weighted assets
Consolidated	35,638	9.23	15,437	4.00	N/A	N/A
Bank	36,014	9.36	15,397	4.00	23,096	6.00
Tier 1 (Core) Capital to average assets
Consolidated	35,638	8.26	17,264	4.00	N/A	N/A
Bank	36,014	8.36	17,228	4.00	21,535	5.00

JBI has included in Tier 1 capital and total capital a portion of the trust preferred securities that were issued in June 2004, December 2006 and June 2008.

Under Federal Reserve policy, JBI is expected to act as a source of financial strength to, and to commit resources to support, Jacksonville Bank. Management actively manages capital levels in conjunction with asset growth plans, creating a positive impact on shareholder value.

Off-Balance-Sheet Arrangements

JBI is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments are commitments to extend credit, unused lines of credit, and standby letters of credit, and may involve, to varying degrees, elements of credit and interest-rate risk in excess of the amount recognized in the consolidated balance sheet. The contract amounts of these instruments reflect the extent of involvement JBI has.

JBI’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual amount of those instruments. JBI uses the same credit policies in making commitments as for on-balance-sheet instruments.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since some of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. JBI evaluates each customer’s credit worthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by JBI upon extension of credit, is based on management’s credit evaluation of the counterparty.

Standby letters of credit are conditional commitments issued by JBI to guarantee the performance of a customer to a third party. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers.

Contractual Obligations

The following is a summary of JBI’s contractual obligations, including certain on-balance-sheet obligations, at December 31, 2009 (in thousands):

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	More than 5 Years
Contractual Obligations
Certificates of deposit	$222,093	$182,160	$38,823	$1,110	$—
FHLB advances	25,000	15,000	10,000	—	—
Discount window	—	—	—	—	—
Subordinated debt	14,550	—	—	—	14,550
Operating leases	3,908	708	1,449	1,396	355
Standby letters of credit	560	560	—	—	—
Unused line of credit loans	25,502	25,502	—	—	—
Total	$291,613	$223,930	$50,272	$2,506	$14,905

Asset — Liability Structure

As part of its asset and liability management, Jacksonville Bank has emphasized establishing and implementing internal asset-liability decision processes as well as communications and control procedures to aid in enhancing its earnings. It is believed that these processes and procedures provide Jacksonville Bank with better capital planning, asset mix and volume controls, loan pricing guidelines, and deposit interest rate guidelines, which should result in tighter controls and less exposure to interest-rate risk.

The matching of assets and liabilities may be analyzed by examining the extent to which such assets and liabilities are interest-rate sensitive and by monitoring an institution’s interest-rate sensitivity gap. An asset or liability is said to be interest-rate sensitive within a specific time period if it will mature or reprice within that time period. The interest-rate sensitivity gap is defined as the difference between interest-earning assets and interest-bearing liabilities maturing or repricing within a given time period. The gap ratio is computed as rate-sensitive assets less rate-sensitive liabilities as a percentage of total assets. A gap is considered positive when the total of rate-sensitive assets exceeds rate-sensitive liabilities. A gap is considered negative when the amount of rate-sensitive liabilities exceeds rate-sensitive assets. During a period of rising interest rates, a negative gap would be expected to adversely affect net interest income, while a positive gap should result in an increase in net interest income. During a period of falling interest rates, a negative gap would be expected to result in an increase in net interest income, while a positive gap should adversely affect net interest income.

In order to minimize the potential for adverse effects of material and prolonged changes in interest rates on the results of operations, Jacksonville Bank continues to monitor asset and liability management policies to appropriately match the maturities and repricing terms of interest-earning assets and interest-bearing liabilities. Such policies have consisted primarily of: (1) emphasizing the origination of variable-rate loans; (2) maintaining a stable core deposit base; and (3) maintaining a sound level of liquid assets (cash and securities).

The following table sets forth certain information relating to JBI’s interest-earning assets and interest-bearing liabilities at December 31, 2009 that are estimated to mature or are scheduled to reprice within the period shown (dollars in thousands):

	3 Months or Less	Over 3 Months to 6 Months	Over 6 Months to 1 Year	Over 1 Year to 5 Years	Over 5 Years	Total
Loans(1)	$168,929	$16,351	$31,290	$152,399	$15,164	$384,133
Securities	1,369	1,672	3,101	9,898	6,130	22,170
Overnight investments	36	—	—	—	—	36
FHLB & correspondent bank stock	3,047	—	—	—	153	3,200
Other	8,908	—	—	—	—	8,908
Total rate-sensitive assets	$182,289	$18,023	$34,392	$162,297	$21,447	$418,447
Deposit accounts:
NOW deposits	—	—	—	—	11,796	11,796
Money market accounts	87,046	—	—	—	—	87,046
Savings deposits	—	—	—	—	11,001	11,001
Time deposits	47,311	17,938	116,913	39,932	—	222,093
Total deposit accounts(2)	134,357	17,938	116,913	39,932	22,796	331,935
FHLB advances	—	5,000	10,000	10,000	—	25,000
Other borrowings	227	—	—	—	—	227
Subordinated debt	—	—	—	—	14,550	14,550
Total rate-sensitive liabilities	$134,584	$22,938	$126,913	$49,932	$37,346	$371,712
Gap repricing difference	$47,705	$(4,914)	$(92,521)	$112,366	$(15,900)	$46,735
Cumulative gap	$47,705	$(42,790)	$(49,731)	$62,635	$46,735
Cumulative gap to total rate-sensitive assets	11.4%	10.2%	(11.9)%	15.0%	11.2%

(1)	Variable rate loans are included in the period in which the interest rates are next scheduled to adjust rather than in the period in which the loans mature. Fixed rate loans are scheduled, including repayments, according to their contractual maturities.
(2)	Certain liabilities such as NOW accounts, while technically are subject to immediate repricing in response to changing market rates, historically have shown little volatility. Conversely, many of the money market and savings accounts float with the prime lending rate and, therefore, are assumed to reprice within a three-month horizon. Management subjectively sets rates on all accounts.

Comparison of Financial Condition at June 30, 2010 and December 31, 2009

Total assets increased $13.4 million, or 3.1%, from $438.8 million at December 31, 2009 to $452.2 million at June 30, 2010. During the six months ended June 30, 2010, JBI experienced a net loan decrease of $10.2 million, or 2.7%. Commercial real estate decreased by $4.6 million, or 2.0%, residential real estate decreased by $3.1 million, or 3.2%, construction real estate decreased by $1.7 million, or 5.3%, and consumer loans decreased by $781,000, or 20%, offset by a $1.3 million, or 5.5%, increase in commercial loans. In addition, the allowance for loan losses increased by $1.4 million.

Total cash and cash equivalents increased $17.5 million from $5.6 million at December 31, 2009 to $23.1 million at June 30, 2010 due to an increase in federal funds sold of $16.5 million. Investment securities available-for-sale increased $3.3 million to $25.4 million at June 30, 2010. During the six months ended June 30, 2010, ABI purchased $2.0 million of U.S. government agency securities and $5.2 million GNMA CMO securities. In addition, ABI received $4.3 million in proceeds from maturities, calls and principal repayments.

Total deposits increased $21.1 million, or 5.7%, from $370.6 million at December 31, 2009 to $391.7 million at June 30, 2010. During the six months ended June 30, 2010, money market, NOW and savings deposits increased $22.5 million to $127.3 million, time deposits increased $1.4 million to $223.5 million and noninterest bearing deposits decreased $2.9 million to $40.8 million.

Federal Home Loan Bank advances decreased $5.0 million to $20.0 million at June 30, 2010.

Total shareholders’ equity decreased by $2.2 million from $27.3 million at December 31, 2009 to $25.0 million at June 30, 2010. The decrease was mainly attributable to a net loss of $2.0 million and a $383,000 net unrealized loss on a cash flow hedge derivative. At June 30, 2010, JBI had 8 million authorized shares of $0.01 par value common stock, of which 1,750,437 shares were issued and 1,749,387 shares were outstanding. In addition, ABI had 2 million authorized shares of $0.01 par value preferred stock, none of which were issued or outstanding at June 30, 2010.

Asset Quality

JBI has identified certain assets as risk elements. These assets include nonaccruing loans, loans that are contractually past due 90 days or more as to principal or interest payments and still accruing, troubled debt restructurings, and foreclosed real estate. Loans are placed on nonaccrual status when management has concerns regarding JBI’s ability to collect the outstanding loan principal and interest amounts and typically when such loans are more than 90 days past due. These loans present more than the normal risk that JBI will be unable to eventually collect or realize their full carrying value. JBI’s risk elements at June 30, 2010 and December 31, 2009 were as follows:

	June 30, 2010	December 31, 2009
	(Dollars in thousands)
Nonaccruing loans	$6,435	$8,745
Loans past due over 90 days still on accrual	—	—
Total nonperforming loans	6,435	8,745
Foreclosed assets, net	6,089	4,011
Total nonperforming assets	12,524	12,756
Troubled debt restructuring	15,417	16,175
Total nonperforming assets and troubled debt restructuring	$27,941	$28,931
Allowance for loan losses	$8,248	$6,854
Nonperforming loans and foreclosed assets as a percent of total assets	2.77%	2.91%
Nonperforming loans as a percent of gross loans	1.68%	2.24%
Allowance for loan losses as a percent of nonperforming loans	128.17%	78.38%
Loans past due 30 – 89 days, still accruing	$8,539	$5,308
Assets classified as substandard and doubtful	$37,604	$44,815

Loans are impaired when it is considered probable that JBI will not collect the outstanding loan principal and interest amounts according to the loan’s contractual terms. At June 30, 2010, JBI had impaired loans of $21.9 million, compared to $22.6 million at December 31, 2009. Of the $21.9 million impaired loans, $6.4 million are nonperforming loans as reflected above.

JBI has loan balances of $15.4 million for customers whose loans are classified as troubled debt restructuring and such loans are included in the impaired loan balances of $21.9 million at June 30, 2010. There are no additional funds committed to customers whose loans are classified as troubled debt restructuring. Each of the loans classified as troubled debt restructuring currently carries a market rate of interest. Most of these loans were modified to suspend principal payments for a period of time less than or equal to one year, and the interest rate was modified from a fixed rate to a floating rate tied to the prime rate. Of the $1.2 million allowance for loan losses reserved for impaired loans, JBI has allocated $756,000 to customers whose loan terms have been modified in troubled debt restructuring.

While JBI experienced improvement in nonperforming loans during the six-month period ended June 30, 2010, it considers all risk elements, including early indicators of potential problem loans, when determining the appropriateness of the allowance for loan losses. JBI’s loans past due 30-89 days increased to $8.5 million at June 30, 2010 from $5.3 million at December 31, 2009.

JBI critically evaluates all requests for additional funding on classified loans to determine whether the borrower has the capacity and willingness to repay. Any requests of this nature require concurrence by the Loan Committee of Jacksonville Bank’s board of directors.

Results of Operations

JBI’s operating results depend primarily on its net interest income, which is the difference between interest income on interest-earning assets and interest expense on interest-bearing liabilities, consisting primarily of deposits. Net interest income is determined by the difference between yields earned on interest-earning assets and rates paid on interest-bearing liabilities (“interest rate spread”) and the relative amounts of interest-earning assets and interest-bearing liabilities. JBI’s interest rate spread is affected by regulatory, economic and competitive factors that influence interest rates, loan demand and deposit flows. In addition, JBI’s net earnings are also affected by the level of nonperforming loans and foreclosed assets, as well as the level of noninterest income and noninterest expense, such as salaries and employee benefits, occupancy and equipment costs, and income taxes.

The following table sets forth, for the periods indicated, information regarding: (1) the total dollar amount of interest and dividend income from interest-earning assets and the resultant average yield; (2) the total dollar amount of interest expense on interest-bearing liabilities and the resultant average costs; (3) net interest/dividend income; (4) interest rate spread; and (5) net interest margin. Average balances are based on average daily balances (dollars in thousands).

	Year Ended December 31,
	2009			2008			2007
	Average Balance	Interest and Dividends	Average Yield/Rate	Average Balance	Interest and Dividends	Average Yield/Rate	Average Balance	Interest and Dividends	Average Yield/Rate
Interest-earning assets:
Loans(1)	$389,208	$22,190	5.70%	$370,320	$24,109	6.51%	$317,409	$25,349	7.99%
Securities(2)	27,180	1,062	3.91	31,891	1,435	4.50	30,183	1,399	4.64
Other interest-earning assets(3)	712	(48)	(6.74)	1,607	19	1.18	841	60	7.13
Total interest-earning assets.	$417,100	$23,204	5.56	$403,818	$25,563	6.33	$348,433	$26,808	7.69
Noninterest-earning assets(4)	17,170			16,606			13,808
Total assets	$434,270			$420,424			$362,241
Interest-bearing liabilities:
Savings deposits	12,578	202	1.61	14,588	425	2.91	10,336	321	3.11
NOW deposits	7,662	18	0.23	6,513	12	0.18	6,919	12	0.17
Money market deposits	71,670	1,090	1.52	81,517	2,049	2.51	118,689	5,276	4.45
Time deposits	201,117	6,534	3.25	194,568	8,851	4.55	122,077	6,421	5.26
FHLB advances	32,874	1,034	3.15	40,285	1,519	3.77	35,712	1,816	5.09
Federal Reserve borrowing	23,235	116	.50	2,063	23	1.11	—	—	—
Subordinated debentures	14,550	734	5.04	11,023	675	6.12	7,000	559	7.99
Other interest-bearing liabilities(5)	123	1	.81	243	6	2.47	270	14	5.19
Total interest-bearing liabilities	363,809	9,729	2.67	350,800	13,560	3.87	301,003	14,419	4.79
Noninterest-bearing liabilities	43,451			42,720			36,749
Shareholders’ equity	27,010			26,904			24,489
Total liabilities and shareholders’ equity	$434,270			$420,424			$362,241
Net interest/dividend income		$13,475			$12,003			$12,389
Interest rate spread(6)			2.89%			2.46%			2.90%
Net interest margin(7)			3.23%			2.97%			3.56%
Ratio of average interest-earning assets to average interest-bearing liabilities	1.15			1.15			1.16

(1)	Average loans include nonperforming loans. Interest on loans includes loan fees of $313 in 2009, $408 in 2008 and $436 in 2007.
(2)	Interest income and rates include the effects of a tax equivalent adjustment using a federal tax rate of 34% in adjusting tax-exempt interest on tax-exempt investment securities to a fully taxable basis.
(3)	Includes federal funds sold.
(4)	For presentation purposes, the BOLI acquired by Jacksonville Bank has been included in noninterest-earning assets.
(5)	Includes federal funds purchased.

(6)	Interest rate spread represents the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities.
(7)	Net interest margin is net interest income divided by average interest-earning assets.

Rate/Volume Analysis

The following table sets forth certain information regarding changes in interest income and interest expense for the periods indicated. For each category of interest-earning assets and interest-bearing liabilities, information is provided on changes attributable to (1) changes in rate (change in rate multiplied by prior volume); (2) changes in volume (change in volume multiplied by prior rate); and (3) changes in rate-volume (change in rate multiplied by change in volume) (dollars in thousands).

Years Ended December 31, 2009 vs. 2008:

	Increase (Decrease) Due to(1)
	Rate	Volume	Total
Interest-earning assets:
Loans	$(3,104)	$1,185	$(1,919)
Securities	(176)	(197)	(373)
Other interest-earning assets	(62)	(5)	(67)
Total	(3,342)	983	(2,359)
Interest-bearing liabilities:
Savings deposits	(171)	(52)	(223)
NOW deposits	4	2	6
Money market deposits	(734)	(225)	(959)
Time deposits	(2,606)	289	(2,317)
FHLB advances	(230)	(255)	(485)
Federal Reserve borrowing	(19)	112	93
Subordinated debentures	(132)	191	59
Other interest-bearing liabilities	(3)	(2)	(5)
Total	(3,891)	60	(3,831)
Net change in net interest income	$549	$923	$1,472

Years Ended December 31, 2008 vs. 2007:

	Increase (Decrease) Due to(1)
	Rate	Volume	Total
Interest-earning assets:
Loans	$(5,095)	$3,855	$(1,240)
Securities	(42)	78	36
Other interest-earning assets	(72)	31	(41)
Total	(5,209)	3,964	(1,245)
Interest-bearing liabilities:
Savings deposits	(21)	125	104
NOW deposits	1	(1)	—
Money market deposits	(1,875)	(1,352)	(3,227)
Time deposits	(963)	3,393	2,430
FHLB advances	(510)	213	(297)
Federal Reserve borrowing	—	23	23
Subordinated debentures	(152)	268	116
Other interest-bearing liabilities	(7)	(1)	(8)
Total	(3,527)	2,668	(859)
Net change in net interest income	$(1,682)	$1,296	$(386)

(1)	The change in interest due to both rate and volume has been allocated to the volume and rate components in proportion to the relationship of the dollar amounts of the absolute change in each.

Six Months Ended June 30, 2010 and Compared to Six Months Ended June 30, 2009

Net Income

There was a net loss for the first six months of 2010 of $2.0 million, compared to a $505,000 net loss in the first six months of 2009. On a diluted per share basis, the net loss was $1.13 for the six months ended June 30, 2010, compared to a net loss of $0.29 per diluted share in 2009. The net loss for the first six months of 2010 was driven primarily by additional provisions for loan losses, merger related costs, write-down of OREO values, and other related expenses on foreclosed properties.

Net Interest Income

Net interest income, the difference between interest earned on interest-earning assets and interest paid on interest-bearing liabilities, was $7.1 million for the six months ended June 30, 2010, compared to $6.0 million for the same period in 2009. Interest income increased $238,000 when compared to the first six months of the prior year. This was a result of the average earning asset growth of $15.9 million, offset by a nine basis point interest rate decrease on the average earning assets.

The average loan balances increased $4.8 million for the six months ended June 30, 2010 compared to the same period in the prior year. The average yield on interest-earning assets for the first six months of 2010 was 5.42%, which was a decrease of nine basis points, compared to the 5.51% yield earned during the first six months of 2009.

The average cost of interest-bearing liabilities decreased 62 basis points from 2.97% in the first six months of 2009 to 2.35% in the comparable period in 2010. The average cost of interest-bearing deposits and all interest-bearing liabilities reflect, in part, the change in the funding mix for the first six months of 2010 as compared to the same period in 2009.

The net interest margin increased by 41 basis points from 2.92% to 3.33% when comparing the first six months of 2010 to the same period last year. This increase is mainly the result of JBI taking advantage of the lowest funding sources and focusing on core deposit gathering initiatives. JBI closely monitors its liquidity needs in conjunction with the cost of its funding sources and has taken action to reduce costs through core deposit gathering initiatives focused on generating lower cost demand, money market and savings accounts.

Average Balance Sheet; Interest Rates and Interest Differential.  The following table sets forth the average daily balances for each major category of assets, liabilities and shareholders’ equity as well as the amounts and average rates earned or paid on each major category of interest-earning assets and interest-bearing liabilities.

	Six Months Ended June 30,
	2010			2009
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
	(Dollars in thousands)
Interest-earning assets:
Loans(1)	$389,508	$11,112	5.75%	$384,666	$10,742	5.63%
Securities(2)	26,339	441	3.38	28,321	587	4.18
Other interest-earning assets(3)	13,731	(9)	(.13)	691	(23)	(6.71)
Total interest-earning assets	429,578	11,544	5.42	413,678	11,306	5.51
Noninterest-earning assets(4)	21,034			16,430
Total assets	$450,612			$430,108
Interest-bearing liabilities:
Savings deposits	$10,562	$68	1.30	$12,789	$118	1.86
NOW deposits	5,955	6	.20	8,770	12	.28
Money market deposits	99,871	752	1.52	67,102	534	1.60
Time deposits	225,372	2,736	2.45	208,030	3,763	3.65
FHLB advances	24,372	497	4.11	24,819	480	3.90
Federal Reserve borrowing	398	1	.51	24,889	62	.50
Subordinated debt	14,550	382	5.29	14,550	343	4.75
Other interest-bearing liabilities(5)	25	—	—	153	—	—
Total interest-bearing liabilities	381,105	4,442	2.35	361,102	5,312	2.97
Noninterest-bearing liabilities	42,741			41,935
Shareholders’ equity	26,766			27,071
Total liabilities and shareholders’ equity	$450,612			$430,108
Net interest income		$7,102			$5,994
Interest rate spread(6)			3.07%			2.54%
Net interest margin(7)			3.33%			2.92%

(1)	Includes nonaccrual loans and deferred loan fees.
(2)	Due to immateriality, the interest income and yields related to certain tax exempt assets have not been adjusted to reflect a fully taxable equivalent yield.
(3)	Includes federal funds sold. The negative income is a result of the amortized expense on the subordinated debt.
(4)	For presentation purposes, the BOLI acquired by Jacksonville Bank has been included in noninterest-earning assets.
(5)	Includes federal funds purchased.
(6)	Interest rate spread represents the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities.
(7)	Net interest margin is net interest income divided by average interest-earning assets.

Rate/Volume Analysis.  The following table sets forth the effect of changes in volumes, changes in rates, and changes in rate/volume on tax-equivalent interest income, interest expense and net interest income.

	Six Months Ended June 30,2010 Versus 2009(1)
	Increase (decrease) due to changes in:
	Volume	Rate	Net Change
	(Dollars in thousands)
Interest income:
Loans	$136	$234	$370
Securities	(39)	(107)	(146)
Other interest-earning assets	(30)	44	14
Total interest income	67	171	238
Interest expense:
Savings deposits	(18)	(32)	(50)
NOW deposits	(3)	(3)	(6)
Money market deposits	248	(30)	218
Time deposits	293	(1,320)	(1,027)
FHLB advances	(9)	26	17
Federal Reserve borrowing	(62)	1	(61)
Subordinated debt	—	39	39
Other interest-bearing liabilities	—	—	—
Total interest expense	449	(1,319)	(870)
Decrease in net interest income	$(382)	$1,490	$1,108

(1)	The change in interest due to both rate and volume has been allocated to the volume and rate components in proportion to the relationship of the dollar amounts of the absolute change in each.

Three Months Ended June 30, 2010 and Compared to Three Months Ended June 30, 2009

Net loss for the second quarter of 2010 was $992,000, or $0.57 per diluted share, as compared to net loss of $396,000, or $0.23 per diluted share, earned for the same quarter last year. During the second quarter of 2010, JBI recorded a $1.9 million provision for loan loss, compared to a $1.3 million provision for the second quarter of 2009. JBI recorded $353,000 of merger related expenses for the recent Merger announcement between JBI and ABI. JBI also recorded $379,000 of OREO expenses related to the write down of OREO values and other related expenses on foreclosed properties.

Net interest income was $3.5 million for the second quarter of 2010 compared to $3.1 million for the same period in 2009. Interest income for the quarter increased $124,000 when compared to the prior year as a result of an increase in average earning assets of $18.4 million. Interest expense declined by $334,000 as a result of the reduction in short-term rates and utilizing less expensive wholesale funding to support JBI’s earning asset growth. The net interest margin improved to 3.27% for the quarter, compared to 2.97% for the comparable period in 2009.

Noninterest Income, Noninterest Expense and Income Taxes

Noninterest income was $534,000 for the six months ended June 30, 2010, compared to $370,000 for the comparable 2009 period. In 2009, JBI experienced a $132,000 write-off in the stock of Silverton Bank, N.A. due to its May 2009 failure which was offset by a loan referral fee in the amount of $52,000.

Noninterest expense was $6.5 million for the six months ended June 30, 2010, compared to $5.0 million in the same period in 2009. The increase in noninterest expense was primarily a result of recording $353,000 of merger related expenses, recording a $527,000 write-down of OREO property values, and recording $317,000 for other related expenses on bank owned property.

The income tax benefit for the six months ended June 30, 2010 was $1.2 million, compared to an income tax benefit of $329,000 for the six months ended June 30, 2009. The tax benefit is the result of the benefits derived from tax-free municipal bonds and tax-free income earned on the bank-owned life insurance policies, resulting in a greater percentage of loss being recorded as a benefit.

Year Ended December 31, 2009 Compared to Year Ended December 31, 2008

General.  Net earnings for the year ended December 31, 2009 were $76,000, or $0.04 per basic share and $0.04 per diluted share, compared to net earnings of $35,000, or $0.02 per basic and $0.02 per diluted share in 2008.

Interest Income and Expense.  Interest income decreased $2.4 million from $25.6 million for the year ended December 31, 2008, compared to $23.2 million in 2009. Interest earned on loans was $22.2 million in 2009, compared to $24.1 million in 2008. This decrease resulted from a decrease in the average yield on loans from 6.51% in 2008 to 5.70% in 2009, offset by an increase in the average loan portfolio balance from $370.3 million for the year ended December 31, 2008 to $389.2 million for the year ended December 31, 2009.

The average security balance was $27.2 million in 2009, compared to $31.9 million in 2008. The interest on securities decreased to $1.1 million in 2009 from $1.4 million in 2008. The average yield on securities decreased 59 basis points from 4.50% in 2008 to 3.91% in 2009.

Interest expense on deposit accounts amounted to $7.8 million for the year ended December 31, 2009, compared to $11.3 million in 2008. The decrease resulted from a decrease in the weighted average cost of interest-bearing deposits from 3.81% in 2008 to 2.68% in 2009, and a decrease in the average balance of interest-bearing deposits from $297.2 million in 2008 to $293.0 million in 2009. Interest on FHLB advances, subordinated debt, Federal Reserve borrowing and other borrowings amounted to $1.9 million for the year ended December 31, 2009, with a weighted average cost of 2.66%. In July 2008, JBI issued an additional $7.6 million of trust preferred securities priced at three-month LIBOR plus 375 basis points. On July 7, 2009, JBI entered into an interest rate swap transaction with SunTrust Bank to mitigate interest rate risk exposure. Under the terms of the agreement, which relates to the subordinated debt issued to Jacksonville Bancorp, Inc. Statutory Trust III in the amount of $7,550, JBI has agreed to pay a fixed rate of 7.53% for a period of ten years in exchange for the original floating rate contract (90-day LIBOR plus 375 basis points).

Provision for Loan Losses.  The provision for loan losses is charged to earnings to bring the total allowance to a level deemed appropriate by management and is based upon the volume and type of lending conducted by JBI, the amount of nonperforming loans, and general economic conditions, particularly as they relate to JBI’s market areas, and other factors related to the collectability of JBI’s loan portfolio. The provision for the year ended December 31, 2009 was $4.4 million, compared to $3.6 million in 2008. The provision expense was necessitated primarily by an increase in net charge-offs and the ongoing softening in real estate values in JBI’s market. JBI had net loan charge-offs of $2.2 million in 2009 compared to $2.0 million during 2008. Management believes that the allowance for loan losses of $6.9 million at December 31, 2009 is appropriate to absorb estimated losses in the portfolio as of that date.

Noninterest Income.  Noninterest income was $841,000 for 2009 compared to $1.2 million in 2008. The decline was principally the result of recognizing a $132,000 write-off in the stock of Silverton Bank, N.A. due to its May 2009 failure and a $127,000 reduction in the earnings on the BOLI policy. This was offset by a loan referral fee of $52,000.

Noninterest Expense.  Noninterest expense totaled $10.0 million for the year ended December 31, 2009, compared to $9.8 million in 2008. Increases in regulatory assessments and data processing were offset by a reduction in compensation expense, directors’ fees and professional fees during 2009. In 2008, JBI recorded a $468,000 charge as a result of the termination of the agreement to acquire Heritage Bancshares, Inc.

Income Taxes (Benefit).  The income tax benefit for the year ended December 31, 2009 was $104,000 compared to an income tax benefit of $229,000 in 2008. The tax benefit is the result of the benefits derived from tax-free municipal bonds and tax-free income earned on the bank-owned life insurance policies, resulting in a greater percentage of loss being taxed at the statutory rates.

Year Ended December 31, 2008 Compared to Year Ended December 31, 2007

General.  Net earnings for the year ended December 31, 2008 were $35,000, or $0.02 per basic share and $0.02 per diluted share, compared to a net earnings of $3.0 million, or $1.70 per basic and $1.63 per diluted share in 2007.

Interest Income and Expense.  Interest income decreased $1.2 million from $26.8 million for the year ended December 31, 2007, compared to $25.6 million in 2008. Interest earned on loans was $24.1 million in 2008, compared to $25.3 million in 2007. This decrease resulted from a decrease in the average yield on loans from 7.99% in 2007 to 6.51% in 2008, offset by an increase in the average loan portfolio balance from $317.4 million for the year ended December 31, 2007 to $370.3 million for the year ended December 31, 2008.

The average security balance was $31.9 million in 2008, compared to $30.2 million in 2007. The interest on securities remained relatively flat at $1.4 million for 2008 and 2007. The average yield on securities decreased 14 basis points from 4.64% in 2007 to 4.50% in 2008.

Interest expense on deposit accounts amounted to $11.3 million for the year ended December 31, 2008, compared to $12.0 million in 2007. The decrease resulted from a decrease in the weighted average cost of interest-bearing deposits from 4.66% in 2007 to 3.81% in 2008, offset by an increase in the average balance of interest-bearing deposits from $258.0 million in 2007 to $297.2 million in 2008. Interest on FHLB advances, subordinated debt, Federal Reserve borrowing and other borrowings amounted to $2.2 million for the year ended December 31, 2008, with a weighted average cost of 4.15%. In July 2008, JBI issued an additional $7.6 million of trust preferred securities priced at three-month LIBOR plus 375 basis points.

Provision for Loan Losses.  The provision for loan losses is charged to earnings to bring the total allowance to a level deemed appropriate by management and is based upon the volume and type of lending conducted by JBI, the amount of nonperforming loans, and general economic conditions, particularly as they relate to JBI’s market areas, and other factors related to the collectability of JBI’s loan portfolio. The provision for the year ended December 31, 2008 was $3.6 million, compared to $542,000 in 2007. The increase in provision expense was necessitated primarily by an increase in net charge-offs and Jacksonville Bank’s aggressive efforts to identify any potential losses in the portfolio. Jacksonville Bank had net loan charge-offs of $2.0 million in 2008 compared to $47,000 during 2007. Management believes that the allowance for loan losses of $4.7 million at December 31, 2008 was appropriate.

Noninterest Income.  Noninterest income remained relatively flat at $1.2 million for the years ended December 31, 2008 and 2007.

Noninterest Expense.  Noninterest expense totaled $9.8 million for the year ended December 31, 2008, compared to $8.5 million in 2007. Compensation expenses, professional fees, data processing fees, FDIC assessments, a one-time charge of $38,000 for the disposal of fixed assets no longer in use and a $468,000 charge for expenses related to the termination of the merger agreement with Heritage Bancshares, Inc. accounted for the majority of noninterest expense increasing $1.3 million.

Income Taxes (Benefit).  The income tax benefit for the year ended December 31, 2008 was $229,000 compared to an income tax expense of $1,588,000 in 2007.

Market Price and Dividends on JBI’s Common Stock

JBI’s common stock is traded on NASDAQ under the symbol “JAXB.” As of September 21, 2010 the closing price of JBI’s common stock was $8.25. As of May 7, 2010, the last business day before JBI announced its entry into the Merger Agreement, the closing price of JBI’s common stock was $9.49. As of September 17, 2010, the last business day before JBI announced its entry into the amendments to the original Merger Agreement and original Stock Purchase Agreement, the closing price of JBI’s common stock was $7.75.

The following table shows the high and low closing sale prices of JBI’s common stock for each quarter of 2008 and 2009, and the first two quarters of 2010.

	High	Low
2010
First Quarter	$11.00	$9.07
Second Quarter	$12.00	$9.27
2009
First Quarter	$11.99	$6.99
Second Quarter	11.17	7.51
Third Quarter	11.00	10.41
Fourth Quarter	10.93	7.92
2008
First Quarter	$27.54	$18.50
Second Quarter	24.50	15.75
Third Quarter	16.07	11.60
Fourth Quarter	13.00	10.92

As of September 17, 2010, JBI had 1,749,387 outstanding shares of common stock, par value $0.01 per share, held by approximately 157 registered shareholders of record.

It is the policy of the Board to reinvest earnings for such period of time as is necessary to ensure its successful operations. There are no current plans to initiate payment of cash dividends, and future dividend policy will depend on JBI’s earnings, capital and regulatory requirements, financial condition, and other factors considered relevant by the Board. For more information regarding JBI’s ability to pay dividends and restrictions thereon, please refer to the section entitled “Business — Regulation and Supervision” above, which information is hereby incorporated by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

ABOUT ABI

Business

General

On October 23, 1998, Atlantic BancGroup, Inc. was incorporated in the State of Florida. On April 3, 1999, the shareholders of Oceanside Bank approved an Agreement and Plan of Reorganization (“Reorganization”) whereby Oceanside Bank became a wholly-owned subsidiary of ABI. The Reorganization was completed on May 5, 1999. ABI is a registered one-bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHC Act”), and now owns all of the voting shares of Oceanside Bank. ABI’s corporate offices are located at 1315 South Third Street, Jacksonville Beach, Florida. ABI presently has no significant operations other than the operations of Oceanside Bank.

Oceanside Bank opened July 21, 1997, and operates as a Florida state-chartered community bank within its assessment area. Oceanside Bank provides general commercial banking services to businesses and individuals. The principal business of Oceanside Bank is to receive demand and time deposits from the public and to make loans and other investments. Oceanside Bank operates from a main office located at 1315 South Third Street, Jacksonville Beach, Florida, and three branch offices that are located at 560 Atlantic Boulevard, Neptune Beach, Florida; 13799 Beach Boulevard, Jacksonville, Florida; and 1790 Kernan Boulevard South, Jacksonville, Florida. In 2008, Oceanside Bank formed and began operating a subsidiary, S. Pt. Properties, Inc., for the sole purpose of managing a single real estate property acquired through foreclosure. In 2009, Oceanside Bank formed and began operating two subsidiaries, Parman Place, Inc. and East Arlington, Inc., for the sole purpose of each managing a single real estate property acquired through foreclosure.

The accompanying consolidated financial statements of ABI included in this Proxy Statement have been prepared on a going concern basis, which contemplates the realization of assets and the discharge of liabilities in the normal course of business for the foreseeable future, and do not include any adjustments to reflect the possible future effects on the recoverability or classification of assets, and the amounts or classification of liabilities that may result from the outcome of any regulatory action, which would affect ABI’s ability to continue as a going concern.

In its report dated April 15, 2010, ABI’s independent registered public accounting firm stated that ABI’s net losses raise substantial doubts about its ability to continue as a going concern. In that firm’s opinion, ABI’s ability to continue as a going concern is in doubt as a result of the continued deterioration of its loan portfolio and is subject to ABI’s ability to service its existing loans in a manner that will return ABI to profitability or to identify and consummate a strategic transaction, including the potential sale of ABI. If ABI is not able to successfully accomplish such actions, it is possible that its subsidiary bank may fail and be placed into receivership with the FDIC.

As is the case with banking institutions generally, ABI’s operations are materially and significantly influenced by general economic conditions and by related monetary and fiscal policies of financial institution regulatory agencies, including the Federal Reserve, the FDIC, and the Florida Department of Financial Services. Deposit flows and costs of funds are influenced by interest rates on competing investments and general market rates of interest. Lending activities are affected by the demand for financing of real estate and other types of loans, which in turn is affected by the interest rates at which such financing may be offered and other factors affecting local demand, the availability of funds, and ABI’s ability to collect outstanding loans. ABI faces strong competition in attracting deposits (its primary source for funding loans) and significant challenges with realizing the full value of its loan portfolio.

Oceanside Bank has defined its assessment (or trade) area based on various factors, including its size, banking offices, geographic boundaries, lending expertise, management, and competition. Oceanside Bank draws most of its customer deposits and conducts a significant portion of its lending transactions from and within its assessment area. The assessment area is bounded to the West by SR 9A and East of the southern portion of US 1 in Duval County; to the South by the Duval County Line and North of Palm Valley Road in St. Johns County; to the North by the St. Johns River in Duval County; and to the East by the Atlantic Ocean. Duval County and St. Johns County enjoy an abundant and educated work force, an attractive business environment, favorable cost-of-living comparisons to other metropolitan areas in the United States, and a good relationship between the private and public sectors.

In general, commercial real estate in ABI’s assessment area consists of small shopping centers and office buildings. The type of residential real estate within its assessment area varies, with a number of condominiums, townhouses, and single-family housing developments dispersed throughout the area. New residential growth consists primarily of working professionals with families.

ABI believes that its assessment area has been a desirable market in which to operate an independent, locally-owned bank. Furthermore, since ABI has a large base of local shareholders and communicates frequently with its shareholders, additional opportunities exist for marketing that might not be found with other financial institutions in its assessment area. ABI’s broad base of shareholders from the Beaches and surrounding areas of Jacksonville, and the historically favorable economic environment of its assessment area, should provide ABI with the opportunity to gain market share.

As a locally-owned and operated institution, ABI emphasizes providing prompt, efficient, and personalized service to individuals, small and medium-sized businesses, professionals and other local organizations. Generally, customers have one account officer to serve all of their banking needs and have ready access to senior management when necessary. In addition, ABI’s board of directors is responsible for maintaining a visible profile for, and providing business to, Oceanside Bank within its local community.

ABI’s principal strategy is to:

•	expand its commercial and small business customer base within its assessment area;
•	make commercial and consumer loans within its assessment area, as well as throughout Duval County and the surrounding counties; and
•	expand its consumer loan base within its assessment area.

ABI’s belief is that the most profitable deposit relationships are characterized by high deposit balances, low frequency of transactions, and low distribution requirements. Being a community bank with local management, ABI is well-positioned to establish these relationships with smaller commercial customers and households.

ABI’s sources of funds for loans and other investments include demand, time, savings, and other deposits, amortization and repayment of loans, sales to other lenders or institutions of loans or participations in loans, and other borrowings. ABI’s principal sources of income are interest and fees collected on loans, and to a lesser extent, interest and dividends collected on other investments. ABI’s principal expenses are interest paid on savings and other deposits, interest paid on other borrowings, employee compensation, office expenses, and other overhead and operational expenses. ABI offers several deposit accounts, including demand deposit accounts, negotiable order of withdrawal accounts (“NOW” accounts), money market accounts, savings accounts, certificates of deposit, and various retirement accounts. During 2007 and 2008, ABI also obtained funds from customer repurchase agreements that have been classified as other borrowings and brokered deposits that have been classified as other time deposits. After the implementation of regulatory programs in 2008, ABI discontinued offering customer repurchase agreements in 2009.

ABI has ATMs located at each of its offices, and it is a member of an electronic banking network so that ABI’s customers may use the ATMs of other financial institutions. ABI also operates drive-in tellers and 24-hour depositories at each of its offices. As part of the strategy to offer innovative services to its customers, ABI provides on-line banking (“Internet Banking”), Dial-a-Bank (Telephone Banking), remote deposit capture, ACH origination, and lock-box cash management.

ABI’s efforts are focused on filling the void created by the increasing number of locally-owned community banks that have been acquired by large regional holding companies, negatively impacting the personal nature of the delivery, quality, and availability of banking services in its assessment area and surrounding areas.

Competition

The banking industry, in general, and ABI’s market, in particular, is characterized by significant competition for both deposits and lending opportunities. In ABI’s market area, it competes with other commercial banks, savings and loan associations, credit unions, finance companies, mutual funds, insurance companies, brokerage and investment banking firms, and various other nonbank competitors. Competition for deposits may have the effect of increasing the rates of interest ABI will pay on deposits, which would increase its cost of money and possibly reduce its net earnings. Competition for loans may have the effect of lowering the rate of interest ABI will receive on its loans, which would lower its return on invested assets and possibly reduce its net earnings. Many of ABI’s competitors have been in existence for a significantly longer period of time than ABI, are larger and have greater financial and other resources and lending limits than ABI, and may offer certain services that ABI does not provide at this time. However, ABI feels the market is rich with opportunity to provide tailor-made custom banking products and services that cannot be provided by the large institutions that offer many banking products and services on an impersonal basis. As larger financial institutions have in recent years acquired community banks, ABI is able to cater to those customers looking for more personalized service.

ABI’s profitability depends upon its ability to compete in this market area. At the present time, ABI is unable to predict to what degree competition may adversely affect its financial condition and operating results.

ABI’s response to this highly competitive environment dictates that it:

•	reviews and acts upon loan requests quickly with a locally-based loan committee;
•	maintains flexible, but prudent lending policies;
•	personalizes service with emphasis on establishing long-term banking relationships with its customers; and
•	maintains a strong ratio of employees to customers to enhance the level of service.

Lending Activities

Overview.  ABI offers a wide range of loans to individuals, small businesses and other organizations that are located, or conduct a substantial portion of their business, in its assessment area. At December 31, 2009, ABI’s consolidated total loans were $194.2 million, or 65.3%, of its total consolidated assets. The interest rates charged on loans vary with the degree of risk, maturity, and amount of the loan, and are further subject to competitive pressures, money market rates, availability of funds, and government regulations. ABI has no foreign loans or loans for highly-leveraged transactions.

ABI’s loan portfolio is concentrated in three major areas: real estate loans, commercial loans, and consumer and other loans. A majority of ABI’s loans are made on a secured basis. As of December 31, 2009, approximately 93% of ABI’s total loan portfolio consisted of loans secured by mortgages on real estate. Of the total loans secured by mortgages on real estate, approximately 50% are secured by nonfarm nonresidential properties (commercial real estate) and 17% are construction, land development, and other land loans, secured by real estate. The remaining 33% are secured by one-to four-family and multifamily residential properties. Commercial loans not secured by real estate amounted to approximately 5% of ABI’s total loan portfolio as of December 31, 2009. Consumer and other loans represent approximately 2% of ABI’s total loan portfolio at December 31, 2009.

During 2008 and 2007, ABI brokered loans totaling $11.6 million and $7.6 million, respectively, which were closed by the correspondent mortgage lenders. ABI recorded brokering fees of $17,000 and $69,000 in 2008 and 2007, respectively. During 2009, ABI did not broker any mortgage loans or record any brokering fees for such activities. ABI’s ability to solicit, process, and broker residential mortgage loans is highly dependent on the general economy and interest rate environment, the health of the residential real estate market, and competition from other local and national mortgage bankers and brokers.

General.  ABI originates loans primarily for investment purposes. Significant segments of ABI’s loan portfolio are one-to four- family residential real estate loans, commercial real estate loans, including nonresidential real estate, construction and development loans, and commercial and industrial loans.

The following summarizes ABI’s general policies and procedures; however, each loan is underwritten separately following lending standards consistent with community banking practices. In cases where ABI makes exceptions to its policies and procedures (or regulatory guidance), ABI notates such exceptions in its underwriting documentation for consideration in the approval process or, if required by regulations, ABI monitors and reports to its directors. Also, when making references to rates, terms, and other ratios, some loans may differ; however, ABI believes those differences are immaterial.

One- to Four-Family Residential Real Estate Loans.  ABI offers mortgage loans to enable borrowers to purchase or refinance existing homes, most of which serve as the primary residence of the borrower. ABI offers fixed-rate and adjustable-rate loans with terms up to 30 years. Borrower demand for adjustable-rate loans versus fixed-rate loans is a function of the level of interest rates, the expectations of changes in the level of interest rates, and the difference between the interest rates and loan fees offered for fixed-rate mortgage loans and the initial period interest rates and loan fees for adjustable-rate loans. The relative amount of fixed-rate mortgage loans and adjustable-rate mortgage loans that can be originated at any time is largely determined by the demand for each in a competitive environment. The loan fees, interest rates, and other provisions of mortgage loans are determined by ABI on the basis of its own pricing criteria, competitive market conditions, and regulatory constraints. Most of ABI’s loan originations result from relationships with existing or past customers, members of its local community and referrals from realtors, attorneys, and builders.

While one- to four-family residential real estate loans are normally originated with up to 30-year terms, such loans typically remain outstanding for substantially shorter periods because borrowers often prepay their loans in full upon sale of the property pledged as security or upon refinancing the original loan. Therefore, average loan maturity is a function of, among other factors, the level of purchase and sale activity in the real estate market, prevailing interest rates, and the interest rates payable on outstanding loans. Additionally, ABI’s current practice is to hold in its portfolio fixed-rate home equity lines of credit and home equity loans with 10-year terms or less and adjustable-rate loans.

Interest rates and payments on ABI’s adjustable-rate mortgage loans generally adjust annually after an initial fixed period that ranges from 3 to 5 years. Interest rates and payments on these adjustable-rate loans are based on published indices such as the one-year constant maturity Treasury index as published by the Federal Reserve in Statistical Release H.15. The maximum amount by which the interest rate may be increased is two percentage points per adjustment period and the lifetime interest rate cap is six percentage points over the initial interest rate of the loan. ABI’s adjustable-rate residential mortgage loans provide for a decrease in the rate paid below the initial contract rate.

ABI’s policy is to not originate conventional loans with loan-to-value ratios exceeding 90%. All purchase money loans secured by one-to-four family residential property require a formal appraisal by a board of directors-approved licensed appraiser. ABI obtains title insurance on all first mortgage loans. Borrowers must obtain hazard insurance, windstorm insurance, and flood insurance for loans on properties located in a flood zone before closing the loan.

Nonresidential Real Estate and Land Loans.  ABI offers adjustable-rate mortgage loans secured by nonresidential real estate such as commercial buildings. These loans are typically repaid or the term is extended before maturity, in which case a new rate is negotiated to meet market conditions and an extension of the loan is executed for a new term with a new amortization schedule. ABI originates adjustable-rate nonresidential real estate loans with terms up to 25 years. Interest rates and payments on most of these loans typically adjust annually after an initial fixed term of three to seven years. Interest rates and payments on these loans are based on published indices such as the prime interest rate. Loans are secured by first mortgages that do not exceed 80% of the property’s appraised value (65% for vacant land loans and 75% for horizontally-developed land loans), the maximum amount of which is limited by its in-house loans to one borrower limit. When the borrower is a corporation, partnership or other entity, ABI’s policy is that significant equity holders serve as co-borrowers or as personal guarantors of the loan.

ABI also originates loans secured by unimproved property, including lots for single family homes and for mobile homes, raw land, and vacant commercial property. The terms and rates of ABI’s land loans are the same as its nonresidential and multi-family real estate loans. Loans secured by undeveloped land or improved lots typically involve greater risks than residential mortgage lending because land loans are more difficult to evaluate. If the estimate of value proves to be inaccurate, in the event of default and foreclosure, ABI may be confronted with a property the value of which is insufficient to assure full repayment. Loan amounts generally do not exceed 65% of the lesser of the appraised value or purchase price for raw land and 75% for land development and vacant horizontally developed land.

Construction Loans.  ABI originates fixed-rate and adjustable-rate loans to individuals and, to a lesser extent, builders to finance the construction of residential dwellings. ABI also makes construction loans for commercial development projects, including apartment buildings, restaurants, shopping centers, and owner-occupied properties used for businesses. ABI’s construction loans provide for the payment of interest only during the construction phase, which is usually 9 – 12 months for residential properties and 12 – 18 months for commercial properties. At the end of the construction phase, the loan converts to a permanent mortgage loan. Loans can be made with a maximum as built loan to value ratio of 85% on residential construction and 80% on commercial construction at the time the loan is originated. Before making a commitment to fund a construction loan, ABI requires an as built appraisal of the property by an independent licensed appraiser. ABI also will require an independent inspection of the property before disbursement of funds during the term of the construction loan.

Commercial Loans.  ABI occasionally makes commercial business loans to professionals, sole proprietorships, and small businesses in its market area. ABI extends commercial business loans on an unsecured basis and secured basis, the maximum amount of which is limited by its in-house loans to one borrower limit.

ABI originates secured and unsecured commercial lines of credit to finance the working capital needs of businesses to be repaid by seasonal cash flows. Commercial lines of credit secured by nonresidential real estate are adjustable-rate loans whose rates are based on the prime interest rate and adjust daily. Commercial lines of credit secured by nonresidential real estate have terms no greater than 1 – 2 years and a maximum loan-to-value ratio of 85% of the pledged collateral when the collateral is commercial real estate. ABI also originates commercial lines of credit secured by marketable securities and business assets and unsecured lines of credit. These lines of credit, as well as certain commercial lines of credit secured by nonresidential real estate, require that only interest be paid on a monthly or quarterly basis and have a maximum term of no greater than one-to two years.

ABI also originates secured and unsecured commercial loans. Secured commercial loans are collateralized by nonresidential real estate, marketable securities, accounts receivable, inventory, industrial/commercial machinery and equipment and furniture and fixtures. ABI originates both fixed-rate and adjustable-rate commercial loans with terms up to 25 years for secured loans and up to three years for unsecured loans. Adjustable-rate loans are based on prime and adjust annually. Where the borrower is a corporation, partnership or other entity, ABI’s policy is to require significant equity holders to be co-borrowers, and in cases where they are not co-borrowers, ABI requires personal guarantees.

When making commercial business loans, ABI considers the financial statements and/or tax returns of the borrower, the borrower’s payment history of both corporate and personal debt, the debt service capabilities of the borrower, the projected cash flows of the business, the viability of the industry in which the customer operates, and the value of the collateral.

Higher Risk Loans.  Certain types of loans, such as option ARM products, junior lien mortgages, high loan-to-value ratio mortgages, interest only loans (which are associated with construction and development loans), subprime loans, and loans with initial teaser rates, can have a greater risk of non-collection than other loans. ABI has not engaged in the practice of lending in the subprime market or offering loans with initial teaser rates and option ARM products.

Loan Underwriting Risks

Oceanside Bank’s lending policies reflect the level of risk acceptable to its board of directors and management, and provide clear and measurable underwriting standards that enable its lending staff to evaluate all relevant credit factors. To ensure that policies and standards remain safe and sound, ABI considers both internal and external factors, such as its market position, historical experience, present and prospective trade area, probable future loan and funding trends, staff capabilities, and technological resources. Consistent with bank regulatory real estate lending guidelines, ABI’s commercial real estate (“CRE”) lending policies address the following underwriting standards:

•	Maximum loan amount by type of property
•	Loan terms
•	Pricing structures
•	Collateral valuation
•	Loan-to-value (LTV) limits by property types
•	Requirements for sensitivity analysis or stress testing
•	Minimum requirements for initial investment and maintenance of hard equity by the borrower
•	Minimum standards for borrower net worth, property cash flow and debt service coverage for the property

Residential Single-Family Adjustable-Rate Loans.  While ABI anticipates that adjustable-rate loans will better offset the adverse effects of an increase in interest rates as compared to fixed-rate mortgages, the increased mortgage payments required of adjustable-rate loan borrowers in a rising interest rate environment could cause an increase in delinquencies and defaults. The marketability of the underlying property also may be adversely affected in a high interest rate environment. In addition, although adjustable-rate mortgage loans help make ABI’s loan portfolio more responsive to changes in interest rates, the extent of this interest sensitivity is limited by the annual and lifetime interest rate adjustment limits. ABI underwrites adjustable-rate mortgages at fully indexed rates.

Multi-Family and Nonresidential Real Estate (including Land Loans).  Loans secured by multi-family and nonresidential real estate generally have larger balances and involve a greater degree of risk than one- to four-family residential mortgage loans. Of primary concern in multi-family and nonresidential real estate lending is the borrower’s creditworthiness and the feasibility and cash flow potential of the project. Payments on loans secured by income properties often depend on successful operation and management of the properties. As a result, repayment of such loans may be subject to a greater extent than residential real estate loans to adverse conditions in the real estate market or the economy. To monitor cash flows on income properties securing loans over $500,000, ABI requires borrowers and significant loan guarantors of loan relationships to provide annual financial statements and/or tax returns. In reaching a decision on whether to make a multi-family and nonresidential real estate loan, ABI considers the net operating income of the property, the borrower’s expertise, credit history, and profitability and the value of the underlying property. ABI’s underwriting guidelines state that the properties securing these real estate loans should have debt service coverage ratios (the ratio of earnings before debt service to debt service) of at least 1.20x. Environmental surveys and inspections are obtained when circumstances suggest the possibility of the presence of hazardous materials, and are required for loans of $750,000 or more.

To monitor cash flows on loan participations, ABI requires the lead lender to provide ABI with annual financial statements from the borrower. ABI also conducts an annual internal loan review for loan participations.

Construction Loans.  Construction financing is considered to involve a higher degree of risk of loss than long-term financing on improved, occupied real estate. Risk of loss on a construction loan depends largely upon the accuracy of the initial estimate of the property’s value at completion of construction and the estimated cost (including interest) of construction. During the construction phase, a number of factors could result in delays and cost overruns. If the estimate of construction costs proves to be inaccurate, ABI may be required to advance funds beyond the amount originally committed to permit completion of the building. If the estimate of value proves to be inaccurate, ABI may be confronted, at or before the maturity of the loan, with a building having a value which is insufficient to assure full repayment. If ABI is forced to foreclose on a building before or at completion due to a default, there can be no assurance that ABI will be able to recover all of the unpaid balance of, and accrued interest on, the loan as well as related foreclosure and holding costs.

Commercial Loans.  Unlike residential mortgage loans, which typically are made on the basis of the borrower’s ability to make repayment from his or her employment or other income, and which are secured by real property the value of which tends to be more easily ascertainable, commercial loans are of higher risk and typically are made on the basis of the borrower’s ability to make repayment from the cash flow of the borrower’s business. As a result, the availability of funds for the repayment of commercial loans may depend substantially on the success of the business itself. Further, any collateral securing such loans may depreciate over time, may be difficult to appraise and may fluctuate in value.

Loan Originations, Purchases, and Sales.  Loan originations come from a number of sources. The primary sources of loan originations can be attributed to direct solicitation from ABI’s lending officers, existing customers, walk-in traffic, advertising, and referrals from customers and brokers. ABI occasionally purchases participation interests in loans to supplement its origination efforts.

Loan Approval Procedures and Authority.  ABI’s lending activities follow written, non-discriminatory underwriting standards and loan origination procedures established by its board of directors and management. In addition to establishing lending limits and loan authorities, ABI’s policies establish loan-to-value limits. For example, real estate mortgage loans are subject to regulatory loan-to-value limits as follows:

REGULATORY LOAN-TO-VALUE LIMITS
LOAN CATEGORIES	LTV LIMIT
Raw Land	65%
Land development and vacant horizontally developed land	75%
Construction:
Commercial, multifamily, and other nonresidential	80%
One-to-four family residential	85%
Improved property	85%
Owner-occupied one-to-four family and home equity	89.9%

ABI may approve a loan that exceeds the stated loan to value limits. Any such loan will be treated on a case-by-case basis. The aggregate amount of all loans in excess of the loan to value ratios will not exceed 100% of total capital. Additionally, within the aggregate limit, the total loans for all commercial, multifamily, and other properties that are not one-to-four family residential properties should not exceed 30% of total capital.

Underwriting Documentation.  ABI’s policies provide specific guidance covering the various types of loans and include documenting the borrower’s (and/or guarantor’s) experience, character, liquidity, competition, local market/economic trends, past performance, and projected cash flow to repay the debt. ABI’s validation requirements for documenting a borrower’s income and assets include obtaining tax returns, personal or business financial statements, and credit bureau reports. If appropriate, ABI verifies employment status and employment income. ABI also makes inquiries and performs cash flow analyses in its underwriting.

When prudent, ABI physically inspects the borrower’s business or property. In addition, ABI obtains third party appraisals, internal valuations, environmental assessments, project economics, analysis of leases, and annual financial data.

Appraisal Policy.  ABI has a detailed policy covering the real estate appraisal process, including the selection of qualified appraisers, review of appraisal reports upon receipt, and complying with the federal regulatory standards that govern the minimum requirements for obtaining appraisals or evaluations. When ABI renews a loan secured by real estate that is covered by the federal regulatory appraisal guidelines, it obtains a current evaluation or, if market conditions warrant, or if ABI advances new monies in excess of reasonable closing costs, an updated appraisal.

When ABI evaluates a collateral-dependent loan for impairment, it obtains updated appraisals or evaluations depending on the age of the last appraisal, volatility of the local market, and other factors. If ABI can support the existing appraisal with a current comparable sales evaluation and tax assessment value, then ABI may continue to use the existing appraisal. In developing an evaluation, ABI uses discounts derived from its observation of market trends including declines in real estate values and increases in marketing time as well as conversations with local appraisers and real estate brokers.

Unless ABI is permitted by regulatory guidance to substitute an acceptable evaluation (with appropriate discounts considered) for a new or updated appraisal, its practice is to not use outdated appraisals in either the loan origination, loan renewal, or determination of the level of its allowance for loan losses.

Loan maturities.  As previously mentioned, ABI must consider both the risk of early repayment of loans and the timing of contractual loan maturities, which is the risk that it would be unable to reinvest the proceeds from loan repayment at favorable rates (or net interest margin).

A significant portion of ABI’s loans mature within one year. Many of the commercial, construction, and real estate development loans ABI originates are for 1-year to 3-year terms (and are historically renewed). Since a substantial portion of loans are typically renewed at maturity, ABI expects the historical trend to continue. In the event of an unusually high pay-off rate, ABI believes it has the ability to adjust its deposit rates to shrink its balance sheet if prudent. Furthermore, as ABI seeks to increase its risk-based capital ratios, one strategy that it intends to implement calls for reducing the total assets of Oceanside Bank. To the extent certain loans maturing within the next 12 months do not renew, this will assist in achieving ABI’s goal of improving its risk-based capital ratios.

Junior liens and home equity lines of credit of $16.1 million were included in the total of $30.6 million of one-to four- family residential loans maturing in one year or less. These loans are typically written for shorter terms (or renew annually). Also, ABI has shown $19.6 million of one-to four- family residential loans that reprice during 2010 and may refinance in the current rate environment and $3.1 million of nonaccrual loans.

ABI has $18.7 million in construction, land development, and other land loans that mature during 2010. Despite the current market conditions, ABI believes that it has the ability to renew these loans in accordance with regulatory guidelines.

For those loans that ABI expects construction will be completed during 2010, it either has a take-out commitment to permanently finance from another lender, or it has approved the loan to hold in its portfolio. For development loans where the project has stalled or is expected to continue past the current maturity date of the loan, ABI plans to renew the loan and whenever possible begin amortizing the loan. This approach is generally permitted by regulatory guidelines and considered by ABI’s board of directors as a prudent strategy to recover ABI’s investment without forcing the borrower (or ABI) to liquidate the collateral in this unfavorable real estate environment.

Deposit Activities

Deposits are ABI’s major source of funds for loans and other investment activities. At December 31, 2009, ABI’s regular savings, demand, NOW, and money market deposit accounts comprised approximately 52% of its consolidated total deposits. Approximately 31% of its consolidated deposits at December 31, 2009, were certificates of deposit (or time deposits) of less than $100,000. Time deposits of $100,000 and over made up approximately 17% of ABI’s consolidated total deposits at December 31, 2009. Generally, ABI’s goal is to maintain the rates paid on its deposits at a competitive level. Brokered deposits of $19.1 million, or approximately 7%, of consolidated total deposits at December 31, 2009, are included in time deposits of $100,000 or less.

Oceanside Bank, following the filing of its December 31, 2009 call report, is not able to accept, renew, or roll over brokered deposits, or pay interest rates more than 75 basis points above prevailing market rates in its local markets or national rates released by the FDIC. Oceanside Bank no longer accepts new brokered deposits. As a result of the rate restrictions, it is possible that ABI could experience a decrease in new deposits, and its existing customers may transfer their deposits to other institutions that are able to offer a higher interest rate, which could have a material adverse effect on ABI’s ability to continue as a going concern. For a detail discussion of restrictions on rates and types of deposits placed on Oceanside Bank in gathering and retaining deposits, see the following section, entitled “Business — Supervision and Regulation.”

Investment Activities

ABI is permitted to invest a portion of its assets in U.S. Government agency, state, county, and municipal obligations, certificates of deposit, collateralized mortgage obligations (“CMOs”), and federal funds sold. ABI’s investments are managed in relation to loan demand and deposit growth, and are generally used to provide for the investment of excess funds at minimal risks while providing liquidity to fund increases in loan demand or to offset fluctuations in deposits.

ABI’s total investment portfolio may be invested in U.S. Treasury and general obligations of its agencies and state, county, and municipal obligations because such securities generally represent a minimal investment risk. Occasionally, ABI purchases certificates of deposits of national and state banks. Under ABI’s policy, investments in certificates of deposits may not exceed $250,000 in any one institution (the current limit of FDIC insurance for deposit accounts). CMOs are secured with Federal National Mortgage Association (“FNMA”) and General National Mortgage Association (“GNMA”) Residential mortgage pass-through securities and generally have a shorter life than the stated maturity. ABI invests excess cash in an interest-bearing account at the Federal Reserve Bank of Atlanta. Federal funds sold through approved correspondent banks are used as an alternative source for overnight investment of excess cash.

ABI monitors changes in financial markets that may affect its portfolio investments. ABI also monitors its daily cash position to ensure that all available funds earn interest at the earliest possible date.

A portion of ABI’s investment account is designated as primary reserves and invested in liquid securities that can be readily converted to cash with minimum risk of market loss. These investments usually consist of U.S. Treasury obligations, U.S. government agencies, and federal funds. The remainder of ABI’s investment account (or secondary reserves) may be placed in investment securities of different types and longer maturities. The maturities of ABI’s securities are staggered whenever possible so as to produce a steady cash flow in the event ABI needs cash, or economic conditions change to a more favorable rate environment.

Correspondent Banking

Correspondent banking involves one bank providing services to another bank that cannot provide those services for itself from an economic, regulatory, or practical standpoint. ABI purchases correspondent services offered by larger banks, including check collections, purchase of federal funds, security safekeeping, investment services, coin and currency supplies, overline and liquidity loan participations, and sales of loans to, or participation with, correspondent banks. ABI has ongoing banking relationships with several correspondent banks. ABI also sells loan participations to correspondent banks with respect to loans that would exceed its lending limit.

Interest and Usury

Like other commercial banks, ABI is subject to state and federal statutes that affect the interest rates that may be charged on loans. These laws do not, under present market conditions, deter ABI from continuing the process of originating loans.

Supervision and Regulation

Both ABI and Oceanside Bank are subject to comprehensive regulation, examination, and supervision by the Federal Reserve, the Florida Department of Financial Services and the FDIC and are subject to other laws and regulations applicable to bank holding companies and banks. Such regulation is described in “About JBI — Regulation and Supervision.”

At December 31, 2009, Oceanside Bank’s Tier 1 and total risk-based capital ratios were 6.40% and 7.68%, respectively. ABI’s total risk-based capital ratio of 7.68% was 3.32% below the minimum required under the Consent Order (defined below) and 0.32% under the threshold for adequately capitalized institutions. Under current regulations, bank holding companies with consolidated assets under $500 million are not required to calculate and report risk-based capital ratios. The Consent Order requires a minimum leverage ratio of 8%. At December 31, 2009, ABI’s leverage ratio was 4.06%, which was 3.94% less than its required 8.0% under the Consent Order.

Effective January 7, 2010, Oceanside Bank entered into a Stipulation to the Issuance of a Consent Order (“Stipulation”) with the FDIC and the Florida Office of Financial Regulation (the “OFR”). Pursuant to the Stipulation, Oceanside Bank has consented, without admitting or denying any charges of unsafe or unsound banking practices or violations of law or regulation, to the issuance of a Consent Order by the FDIC and the OFR, also effective as of January 7, 2010 (“Consent Order”).

The Consent Order represents an agreement among Oceanside Bank, the FDIC, and the OFR as to areas of Oceanside Bank’s operations that warrant improvement and presents a plan for making those improvements. The Consent Order imposes no fines or penalties on Oceanside Bank.

Pursuant to the Consent Order, Oceanside Bank’s board of directors is required to increase its participation in the affairs of Oceanside Bank. This participation shall include comprehensive, documented meetings to be held no less frequently than monthly. Oceanside Bank must also develop, submit for comment to the FDIC and the OFR, and approve a management plan for the purpose of providing qualified management for Oceanside Bank. Prior to the entry of the Consent Order, Oceanside Bank’s board of directors conducted such meetings, but will now require more detailed management reports. Oceanside Bank’s board of directors has developed a management plan and evaluated the structure and composition of Oceanside Bank’s current management. Oceanside Bank’s board of directors has also developed an education plan for itself.

During the life of the Consent Order, Oceanside Bank shall not add any individual to its board of directors or employ any individual as a senior executive officer without the prior non-objection of the FDIC and the OFR. Oceanside Bank has been subject to this requirement since 2008; therefore, this requirement will have no effect on Oceanside Bank’s operations.

Within 90 days of the effective date of the Consent Order and, thereafter, during the life of the Consent Order, Oceanside Bank must achieve and maintain a Tier 1 leverage capital ratio of not less than 8% and a total risk based capital ratio of not less than 11%. In the event such ratios fall below such levels, Oceanside Bank shall notify the FDIC and the OFR and shall increase capital in an amount sufficient to reach the required ratios within 90 days of such notice. At March 31, 2010 and June 30, 2010, Oceanside Bank’s Tier 1 leverage capital ratio was 4.32% and 4.64%, respectively, and its total risk based capital ratio was 7.74% and 8.20%, respectively. Oceanside Bank did not meet the April 7, 2010, deadline to raise additional capital as required by the Consent Order. However, the Merger is expected to result in Oceanside Bank being part of a larger bank, with significantly higher capital ratios. If the Merger is not consummated, ABI will explore other strategic alternatives intended to improve Oceanside Bank’s capital ratios.

Oceanside Bank is also required to maintain a fully funded Allowance for Loan and Lease Losses (“ALLL”), the adequacy of which shall be satisfactory to the FDIC and the OFR. Oceanside Bank’s board of directors must review the adequacy of the ALLL and establish a comprehensive policy for determining the adequacy of the ALLL consistent with regulatory policies. A deficiency in the ALLL must be remedied in the calendar quarter it is discovered. Oceanside Bank’s policy for determining the adequacy of Oceanside Bank’s ALLL and its implementation shall be satisfactory to the FDIC and the OFR as determined at subsequent examinations and/or visitations. Oceanside Bank has always endeavored to maintain a fully funded, ALLL. Regulatory review of the ALLL has not always been consistent from examination/visitation to examination/visitation and has not always seemed to be in accordance with generally accepted accounting principles or written regulatory guidance or regulations, so Oceanside Bank anticipates possibly being requested to make further adjustments to the ALLL depending on the affiliation (FDIC or OFR), identity, or attitudes of future examination or visitation staff. As of the date of the Consent Order, Oceanside Bank believes its ALLL was compliant with regulatory guidance and consistent with generally accepted accounting principles.

Pursuant to the Consent Order, Oceanside Bank must review, revise, and adopt its written liquidity, contingency funding, and funds management policy to provide effective guidance and control over Oceanside Bank’s funds management activities. Oceanside Bank must also implement effective models for managing liquidity and calculating the liquidity and dependency ratios with monthly reporting to Oceanside Bank’s board of directors. Oceanside Bank has revised such policies and is refining its practices and procedures in these areas. Oceanside Bank expects that these actions will improve its liquidity, contingency funding, and funds management practices.

Throughout the life of the Consent Order, Oceanside Bank shall not accept, renew, or rollover any brokered deposit, and comply with the restrictions on the effective yields on deposits exceeding national averages. Oceanside Bank has not accepted, renewed, or rolled over any brokered deposits since July 2009; therefore, that restriction is not expected to alter Oceanside Bank’s current deposit gathering activities. With respect to the yield limitations, it is possible that Oceanside Bank could experience a decrease in deposit inflows, or the migration of current deposits to competitor institutions, if other institutions offer higher interest rates than those permitted to be offered by Oceanside Bank.

While the Consent Order is in effect, Oceanside Bank shall notify the FDIC and the OFR, at least, 60 days prior to undertaking asset growth in excess of 10% or more per annum or initiating material changes in asset or liability composition. Oceanside Bank anticipates no such changes.

While the Consent Order is in effect, Oceanside Bank shall not declare or pay dividends, interest payments on subordinated debentures or any other form of payment representing a reduction in capital without the prior written approval of the FDIC and the OFR. Oceanside Bank has not paid a dividend to ABI since April 2009, and ABI has not made any payments on its subordinated debt since June 2009. Therefore, this restriction is not expected to affect Oceanside Bank’s operations.

While the Consent Order remains in effect, Oceanside Bank shall, within 30 days of the receipt of any official Report of Examination, eliminate from its books any remaining balance of any assets classified “Loss” and 50% of those classified “Doubtful”, unless otherwise approved in writing by the FDIC and the OFR. Within 60 days from the effective date of the Consent Order, Oceanside Bank shall formulate a plan, subject to approval by the FDIC and the OFR, to reduce its risk exposure in each asset, or relationship in excess of $500,000 classified “Substandard” by the FDIC in November 2008. Oceanside Bank had made such adjustments prior to entry of the Consent Order and has been attempting to reduce its risk exposure in all “Substandard” assets. Therefore, these requirements are not expected to affect Oceanside Bank’s operations.

Oceanside Bank is also required to reduce the aggregate balance of assets classified “Substandard” by the FDIC in November 2008, in accordance with the following schedule: (i) within 90 days to not more than 100% of Tier 1 capital plus the ALLL; (ii) within 180 days to not more than 85% of Tier 1 capital plus the ALLL; (iii) within 270 days to not more than 60% of Tier 1 capital plus the ALLL; and (iv) within 360 days to not more than 50% of Tier 1 capital plus the ALLL. Oceanside Bank did meet the first target goal (April 7, 2010) as the classified assets cited by the FDIC were $16.2 million at March 31, 2010, or 85.15% of Tier 1 capital plus the ALLL ($19.1 million) and also met the second target goal (July 6, 2010) with classified assets cited by the FDIC of $14.1 million at June 30, 2010, or 79.4% of Tier 1 capital plus the ALLL ($17.8 million). Oceanside Bank anticipates needing to increase its Tier 1 capital or successfully work out an appropriate amount of “Substandard” assets to meet the remaining targeted ratios. Oceanside Bank’s management is actively trying to reduce the amount of “Substandard” assets and the Merger is expected to resolve Oceanside Bank’s capital issues.

Beginning with the effective date of the Consent Order, Oceanside Bank may not extend any credit to, or for the benefit of, any borrower who has a loan that has been charged off or classified “Loss” or “Doubtful” and is uncollected. Additionally, during the life of the Consent Order, Oceanside Bank shall not extend, directly or indirectly, any additional credit to, or for the benefit of, any borrower who has a loan or other extension of credit from Oceanside Bank that has been classified “Substandard”, and is uncollected, unless Oceanside Bank documents that such extension of credit is in Oceanside Bank’s best interest. Prior to, and following, the entry of the Consent Order, Oceanside Bank had, and has, no intention of extending credit to such borrowers in violation of these requirement. Accordingly, such requirement will not affect Oceanside Bank’s operations.

Within 30 days from the effective date of the Consent Order, Oceanside Bank will engage a loan review analyst who shall review all loans exceeding $500,000. Oceanside Bank has engaged an outside loan review analyst that is expected to complete its work in 2010. In addition, Oceanside Bank has received input as to the quality of individual loans and its loan portfolio in connection with the due diligence process for the Merger. The results of the due diligence review and the planned outside loan review are expected to assist Oceanside Bank in working out classified assets and may result in positive or negative changes to certain loan classifications.

Within 60 days from the effective date of the Consent Order, Oceanside Bank was required to revise, adopt, and implement a written lending, underwriting, and collection policy to provide effective guidance and control over Oceanside Bank’s lending function. In addition, Oceanside Bank must obtain complete and current documentation for all loans in Oceanside Bank’s loan portfolio. Within 30 days from the effective date of the Consent Order, ABI’s board of directors was required to adopt and implement a policy limiting the use of loan interest reserves to certain types of loans. Oceanside Bank has consistently obtained complete and current documentation for its loans. Oceanside Bank has developed the required policies, which are expected to assist management in improving the management of the relevant aspects of Oceanside Bank’s operations.

Within 60 days from the effective date of the Consent Order, Oceanside Bank was required to perform a risk segmentation analysis with respect to any other concentration deemed important by Oceanside Bank. The plan shall establish appropriate commercial real estate (“CRE”) lending risk limits and monitor concentrations of risk in relation to capital. In February 2009, ABI’s board of directors approved a revised CRE policy that called for a quarterly analysis of CRE and other concentrations. The first report was completed as of March 31, 2010, and presented to ABI’s board of directors at its April 2010 meeting. In addition to enhanced CRE tracking, this report measured concentrations of credit by zip code, risk ratings by zip code, loans by NAICS codes for industry concentrations, payment methods (amortizing, interest only, and other), and home equity lines of credit and home equity loans. This analysis and the cessation of CRE lending in January 2009 did not have any impact on Oceanside Bank’s operations.

Within 30 days from the effective date of the Consent Order, Oceanside Bank was required to formulate and fully implement a written plan and a comprehensive budget. Within 60 days from the effective date of the Consent Order, Oceanside Bank was required to prepare and submit to the FDIC and the OFR for comment a business strategic plan covering the overall operation of Oceanside Bank. Oceanside Bank has prepared a strategic plan and budget and submitted them as required. Since Oceanside Bank has prepared a strategic plan and budget each year since opening, this requirement is not expected to change the nature of Oceanside Bank’s operations.

Within 30 days of the end of each calendar quarter following the effective date of the Consent Order, Oceanside Bank was required to furnish written progress reports to the FDIC and the OFR detailing the form, manner, and results of any actions taken to secure compliance. Oceanside Bank has begun preparing and submitting such reports. This is expected to have minimal impact on Oceanside Bank’s operations and financial results.

On March 26, 2010, ABI entered into a mutual agreement (“Written Agreement”) with the Federal Reserve Bank of Atlanta (the “Reserve Bank”) to maintain the financial soundness of ABI so that ABI may serve as a source of strength to Oceanside Bank. ABI and the Reserve Bank agreed as follows:

•	ABI shall not declare or pay any dividends without the prior written approval of the Reserve Bank and the Director of the Division of Banking Supervision and Regulation (the “Director”) of the Board of Governors of the Federal Reserve System (the “Board of Governors”).
•	ABI shall not directly or indirectly take dividends or any other form of payment representing a reduction in capital from Oceanside Bank without the prior written approval of the Reserve Bank.
•	ABI and its nonbank subsidiary shall not make any distributions of interest, principal, or other sums on subordinated debentures or trust preferred securities without the prior written approval of the Reserve Bank and the Director.
•	ABI and any nonbank subsidiary shall not, directly or indirectly, incur, increase, or guarantee any debt without the prior written approval of the Reserve Bank. All requests for prior written approval shall contain, but not be limited to, a statement regarding the purpose of the debt, the terms of the debt, and the planned source(s) for debt repayment, and an analysis of the cash flow resources available to meet such debt repayment.
•	ABI shall not, directly or indirectly, purchase or redeem any shares of its stock without the prior written approval of the Reserve Bank.

•	In appointing any new director or senior executive officer, or changing the responsibilities of any senior executive officer so that the officer would assume a different senior executive officer position, ABI shall comply with the notice provisions of Section 32 of the FDI Act (12 U.S.C. § 1831i) and Subpart H of Regulation Y of the Board of Governors (12 C.F.R. §§ 225.71 et seq.).
•	ABI shall comply with the restrictions on indemnification and severance payments of Section 18(k) of the FDI Act (12 U.S.C. § 1828(k)) and Part 359 of the FDIC’s regulations (12 C.F.R. Part 359).
•	Within 30 days after the end of each calendar quarter following the date of the Written Agreement, ABI’s board of directors is required to submit to the Reserve Bank written progress reports detailing the form and manner of all actions taken to secure compliance with the provisions of the Written Agreement and the results thereof, and a parent company only balance sheet, income statement, and, as applicable, report of changes in stockholders’ equity.

Employees

At September 9, 2010, ABI and Oceanside Bank had approximately 38 full-time employees and one part-time employee. The employees are not represented by a collective bargaining unit. ABI and Oceanside Bank consider relations with their employees to be good.

Properties

On October 29, 1996, ABI purchased from an unaffiliated entity the two-story, 3,100 square-foot building at 1315 South Third Street, Jacksonville Beach, Florida, as its main office (“Main Office”). The Main Office includes three inside teller stations, four drive-up teller windows, an automated teller machine, and on-site parking. The Main Office is a former Barnett Bank branch office. ABI purchased the real property for $850,000 and used a portion of the proceeds of the initial offering of ABI’s common stock to add 2,200 square feet to the facility. ABI originally acquired the Main Office with funds drawn on a line of credit with Columbus Bank and Trust Company, which was repaid out of the proceeds of ABI’s initial offering. Improvements totaling approximately $483,000, net of disposals, have been made to date.

On June 3, 1998, ABI purchased from SouthTrust Bank, N.A., a 1,968 square-foot building and real estate located at 560 Atlantic Boulevard, Neptune Beach, Florida. This facility was formerly a branch office of SouthTrust Bank, N.A. ABI purchased this building for $427,000 and, subsequently spent $105,000 on renovations and upgrades, net of disposals. This facility includes two offices, three inside teller windows, general lobby space, three drive-up teller windows, an ATM, and on-site parking. There is no outstanding mortgage loan on this property.

On September 27, 2000, ABI executed a lease for its third banking location, which opened in the third quarter of 2001. This branch is located at 13799 Beach Boulevard, Jacksonville, Florida. The lease, which commenced upon execution, covers approximately 9,000 square feet. In addition to the branch, other operations of ABI and Oceanside Bank were relocated to this facility. Rent commenced in May 2002, which was one year from the date of completion of the landlord’s work, and expires ten years thereafter, with two five-year renewal options. No rent was paid in the first year after completion of the landlord’s work. ABI acquired an additional 2,200 square feet of rental space during 2004 adjacent to the operations area for its loan operations department. Scheduled annual rent payments for 2010 through 2011 for the branch and loan operations are: 2010 — $248,000; and 2011 — $84,000. Building improvements, net of disposals, totaled $952,000.

On August 22, 2002, ABI executed a lease for its newest branch location, which opened December 15, 2003. This branch is located at the intersection of Kernan and Atlantic Boulevards, at 1790 Kernan Boulevard South, Jacksonville, Florida. The land lease covers approximately 42,000 square feet. Oceanside Bank constructed the branch building totaling approximately 3,200 square feet at a cost of approximately $1,388,000. Rent commenced in September 2003. The lease is for twenty years with two ten-year renewal options. Scheduled annual rent payments are: 2010 – 2012 — $84,000; 2013 — $88,000; 2014 – 2017  — $94,000; 2018 — $100,000; 2019 – 2022 — $103,000; and 2023 — $68,000.

ABI believes all of its facilities are in good condition and well-maintained.

Legal Proceedings

ABI is periodically a party to or otherwise involved in legal proceedings arising in the normal course of business, such as claims to enforce liens, claims involving the making and servicing of real property loans, and other issues incident to its business and operations. ABI’s management does not believe that there is any pending or threatened proceeding against ABI which, if determined adversely, would have a material adverse effect on ABI’s financial position, or results of operations.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

General

Management’s discussion and analysis is included to provide the shareholders with an expanded narrative of Atlantic BancGroup, Inc.’s (“ABI”) results of operations, changes in financial condition, liquidity, and capital adequacy. This narrative should be reviewed in conjunction with the audited consolidated financial statements and notes of ABI included in this Proxy Statement. Since ABI’s primary asset is its wholly-owned subsidiary, Oceanside Bank (“Oceanside Bank”), most of the discussion and analysis relates to Oceanside Bank.

How ABI Earns Income.  As stated elsewhere herein, ABI’s results of operations are primarily dependent upon the results of operations of Oceanside Bank. Oceanside Bank conducts commercial banking business consisting of attracting deposits from the general public and applying those funds to the origination of commercial, consumer, and real estate loans (including commercial loans collateralized by real estate). Profitability depends primarily on net interest income, which is the difference between interest income generated from interest-earning assets (i.e., loans and investments) less the interest expense incurred on interest-bearing liabilities (i.e., customer deposits and borrowed funds). Net interest income is affected by the relative amounts of interest-earning assets and interest-bearing liabilities, and is dependent upon Oceanside Bank’s interest-rate spread, which is the difference between the average yield earned on ABI’s interest-earning assets and the average rate paid on its interest-bearing liabilities. When interest-earning assets approximate or exceed interest-bearing liabilities, any positive interest rate spread will generate net interest income. The factors that influence net interest income include changes in interest rates and changes in the volume and mix of assets and liability balances. The interest rate spread is impacted by interest rates, deposit flows, and loan demand. Additionally, and to a lesser extent, Oceanside Bank’s profitability is affected by such factors as the level of noninterest income and expenses, the provision for loan losses, and the effective tax rate. Noninterest income consists primarily of service fees on deposit accounts, other fee income for banking services, and income from bank-owned life insurance. Noninterest expense consists of compensation and employee benefits, occupancy and equipment expenses, regulatory assessments, data processing costs, and other operating expenses.

Impact of Inflation.  The consolidated financial statements and related data presented herein have been prepared in accordance with generally accepted accounting principles, which require the measurements of financial position and operating results in terms of historical dollars, without considering changes in the relative purchasing power of money over time due to inflation. Unlike most industrial companies, substantially all of ABI’s assets and liabilities are monetary in nature. As a result, interest rates have a more significant impact on its performance than the effects of general levels of inflation. Interest rates do not necessarily move in the same direction or in the same magnitude as the prices of goods and services, since such prices are affected by inflation to a larger extent than interest rates. As discussed previously, ABI seeks to manage the relationships between interest-sensitive assets and liabilities in order to protect against wide interest rate fluctuations, including those resulting from inflation.

Critical Accounting Policies and Use of Significant Estimates.  ABI’s consolidated financial statements include the accounts of ABI, Oceanside Bank, and Oceanside Bank’s wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation. The accounting and reporting policies conform with accounting principles generally accepted in the United States of America and to general practices within the banking industry. ABI’s significant accounting policies are described in Note 1 of the Notes to ABI’s consolidated financial statements for the year ended December 31, 2009 included herein. The majority of these accounting policies do not require ABI’s management to make difficult, subjective, or complex judgments. However, ABI believes the allowance for loan losses, the valuation of foreclosed assets, the realization of deferred tax assets, other-than-temporary impairments of securities, and the fair value of financial instruments are critical estimates.

Allowance for Loan Losses.  The allowance for loan losses is a valuation allowance for probable or incurred credit losses. Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed (that is, a confirmed loss exists). Subsequent recoveries, if any, are credited to the allowance.

Allocations of the allowance may be made for specific loans, but the entire allowance is available for any loan that, in management’s judgment, should be charged-off.

The allowance consists of specific and general components. The specific component relates to loans that are individually classified as impaired or loans otherwise classified as substandard or doubtful (impaired). The general component covers non-classified loans and is based on historical loss experience adjusted for current trends.

Loans are individually evaluated for impairment, if significant. A loan is impaired when full payment under the loan terms is not expected. If a loan is impaired, a portion of the allowance is allocated so that the loan is reported, net, at the present value of estimated future cash flows using the loan’s existing rate or at the fair value of collateral if repayment is expected solely from the collateral and accrual of interest is discontinued.

The allowance for loan losses is evaluated on a regular basis by management and is based upon management’s periodic review of the collectibility of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of any underlying collateral, and prevailing economic conditions. There is no precise method of predicting specific loan losses or amounts that ultimately may be charged-off. Also, this evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available. The determination that a loan may be uncollectible, in whole or in part, is a matter of judgment. Similarly, the adequacy of the allowance for loan losses can be determined only on a judgmental basis, after full review, including, consideration of economic conditions and their effect on particular industries and specific borrowers; a review of borrowers’ financial data, together with industry data, their competitive situation, the borrowers’ management capabilities and other factors; a continuing evaluation of the loan portfolio, including monitoring any loans that are identified as being of less than acceptable quality; a detailed analysis, on a quarterly basis, of all impaired loans; and an evaluation of the underlying collateral for secured lending.

ABI maintains a formalized loan review process supported by a credit analysis and control system. ABI intends to maintain the allowance for loan losses at a level sufficient to absorb estimated uncollectible loans and expects to make periodic additions to the allowance for loan losses, when warranted.

Use of Estimates.  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, the valuation of foreclosed assets, the realization of deferred tax assets, other-than-temporary impairments of securities, and the fair value of financial instruments.

The determination of the adequacy of the allowance for loan losses is based on estimates that may be affected by significant changes in the economic environment and market conditions. In connection with the determination of the estimated losses on loans and to support the carrying value of foreclosed assets, ABI obtains independent appraisals for significant collateral.

ABI’s loans are generally secured by specific items of collateral including real property, consumer assets, and business assets. Although ABI has a diversified loan portfolio, a substantial portion of its debtors’ ability to honor their contracts is dependent on local, state, and national economic conditions that may affect the value of the underlying collateral or the income of the debtor.

While ABI uses available information to recognize losses on loans, further reductions in the carrying amounts of loans or foreclosed assets may be necessary based on changes in economic conditions. In addition, regulatory agencies, as an integral part of their examination process, periodically review the estimated losses on loans and the carrying value of foreclosed assets. Such agencies may require ABI to recognize additional losses based on their judgments about information available to them at the time of their examination.

Management’s determination of the realization of deferred tax assets is based upon management’s judgment of various future events and uncertainties, including the timing, nature, and amount of future income earned by certain subsidiaries and the implementation of various plans to maximize realization of deferred tax assets.

ABI has recorded a deferred tax asset (net of valuation allowances) to recognize the future income tax benefit of operating losses incurred for tax years 2009 and 2008. Management believes that the tax benefits on the net operating loss carry forwards will be utilized when ABI returns to profitability. Generally, the net operating losses can be carried forward for up to 20 years.

On November 6, 2009, the “Worker, Homeownership, and Business Assistance Act of 2009” was signed into law, which relaxed the net operating loss carryback rules. As a result of this law, ABI was able to carryback net operating losses to obtain an estimated tax refund of $1.035 million.

In estimating the carrying value of deferred tax assets, management considered the cumulative loss position, projected taxable income, and available tax strategies in developing the analysis of any required deferred income tax asset valuation as of December 31, 2009 and 2008.

Summary Financial Information as of and for the quarters ended March 31, 2010 and June 30, 2010

The following financial information and other data should be read together with ABI’s consolidated financial statements and the related notes included herein for the year ended December 31, 2009. The data at and for the three-month periods ended March 31, and June 30, 2010 is unaudited; however, in the opinion of management, all adjustments, consisting of normal recurring adjustments, that are necessary for a fair presentation of these periods have been reflected. The results of operations for the three-month periods are not necessarily indicative of the results of operations that may be expected for any other period.

ABI 2010 Financial Review
(in thousands)

	As of
Summary of Financial Condition:	June 30, 2010	March 31, 2010
Assets	$274,151	$285,880
Available for sale securities	31,001	31,936
Held to maturity securities	14,986	14,988
Loans, net of allowance for loan losses	185,888	189,593
Deposits	246,069	258,463
Borrowings	15,393	15,593
Stockholders’ equity	9,974	9,273

	For the Quarter Ended
Summary of Earnings:	June 30, 2010	March 31, 2010
Net interest income	$2,143	$2,055
Provision for loan losses	90	872
Noninterest income before security gains	205	180
Security gains	—	21
Noninterest expense	2,094	1,931
Income (loss) before income taxes	164	(547)
Income tax expense (benefit)	(118)	—
Net income (loss)	282	(547)

	For the Quarter Ended
Profitability and Productivity:	June 30, 2010	March 31, 2010
Return on average assets	0.41%	-0.78%
Return on average equity	11.88%	-23.38%
Net interest margin (before adjustment to tax-equivalent basis)	3.25%	3.18%
Efficiency ratio	89.18%	86.40%

	As of or for the Quarter Ended
Asset Quality Ratios:	June 30, 2010	March 31, 2010
Net charge offs	1,745	752
Non-performing assets	8,340	8,706
90 days or more delinquent loans	5,843	6,401
Ratio of net charge offs as a percentage of average loans (annualized)	3.59%	1.51%
Non-performing assets to total assets	3.04%	3.05%
Non-performing loans as a percent of gross loans	3.06%	3.26%
Allowance for loan losses to total loans	2.62%	3.39%

	As of
Capital Ratios for Oceanside Bank:	June 30, 2010	March 31, 2010
Tier 1 leverage capital	4.64%	4.32%
Tier 1 risk-based capital	6.93%	6.46%
Total risk-based capital	8.20%	7.74%

	As of
Capital Ratios for Atlantic Bancgroup, Inc.:	June 30, 2010	March 31, 2010
Tier 1 leverage capital	3.42%	3.14%
Tier 1 risk-based capital	5.12%	4.74%
Total risk-based capital	6.39%	6.02%

For the year ended December 31, 2008

Management considered the cumulative losses in 2008 and the anticipated net operating loss for 2009 when determining whether or not to provide a valuation allowance on the deferred tax asset. The economic conditions and ABI’s level of nonperforming assets were taken into consideration as well, which at December 31, 2009, had stabilized.

At December 31, 2008, management believed that the negative evidence was outweighed by certain positive evidence. ABI had a prior history of earnings outside of the recent losses and believed that changes have been made to allow ABI to return to an earnings position, including reductions in payroll and other operating costs. At that time, management believed it was more likely than not that ABI would realize the deferred tax asset through future operating income. Accordingly, no deferred tax valuation allowance was recorded at December 31, 2008.

For the year ended December 31, 2009

Cumulative losses in recent quarters suggested the need for a valuation allowance. However, management believed that this negative evidence was partially offset by the following positive evidence, which mitigated the need for reducing the carrying value (net of valuation allowances) to zero:

•	ABI has a prior history of taxable earnings prior to losses that began in 2008. Since inception in 1997, ABI has reported taxable income in 10 of 12 years through 2008, with cumulative taxable income of nearly $9.0 million through 2008.
•	ABI has reported and believes that changes have been made to allow ABI to return to a taxable earnings position, including reductions in payroll and other operating costs. Within the next 2 – 5 years, internal projections indicate that book and taxable income are more likely than not to return to levels approaching those prior to 2008.
•	Management has received and considered offers to purchase two of its branch locations and relocate to leased space (or lease-back its existing facilities). While the sale-leaseback would not likely generate significant book income immediately, the taxable income was projected to exceed $1.3 million.
•	Management and ABI’s board of directors have discussed a tax strategy that would generate taxable income of approximately $1.2 million from the liquidation of bank-owned life insurance policies. Subsequent to March 31, 2010, Oceanside Bank submitted its request to cash in the life insurance policies. The proceeds from the cash surrender value, less any charges or fees, will be received in the second and third quarters of 2010.
•	Converting tax-exempt investment income to taxable investment income, which could increase taxable income by almost $1.0 million and book income by $0.4 million.
•	Repurchase of junior subordinated debentures at a discount.
•	Termination of all or a portion of Oceanside Bank’s deferred compensation plan, which would generate up to $1.6 million in book taxable income and reduce the deferred tax asset by $0.6 million.

Based on the above analysis, management believes it is more likely than not that ABI will realize the deferred tax asset of $0.7 million at December 31, 2009 (net of a valuation allowance of $2.8 million) through future operating income and implementation of certain tax strategies.

Interest Rate Risk.  ABI’s asset base is exposed to risk including the risk resulting from changes in interest rates and changes in the timing of cash flows. Management monitors the effect of such risks by considering the mismatch of the maturities of ABI’s assets and liabilities in the current interest rate environment and the sensitivity of assets and liabilities to changes in interest rates. ABI has considered the effect of significant increases and decreases in interest rates and believe such changes, if they occurred, would be manageable and would not affect ABI’s ability to hold assets as planned. However, ABI is exposed to significant market risk in the event of significant and prolonged interest rate changes.

Regulatory Environment.  ABI is subject to regulations of certain federal and state agencies and, accordingly, are periodically examined by those regulatory authorities. As a consequence of the extensive regulation of commercial banking activities, ABI’s business is particularly susceptible to being affected by federal and state legislation and regulations.

Results of Operations

ABI reported consolidated net income of $282,000 for the three months ended June 30, 2010, after three consecutive quarters of losses stemming from the depressed real estate market and the effects of local, state, and national economic trends. ABI also experienced increased net interest margins in 2010 compared with 2009. Consolidated net income for the three months ended June 30, 2009 was $65,000. During the second quarter of 2010, net interest income was $2,053,000 versus $1,561,000 second quarter of 2009, reflecting a lower cost of funds of 1.02% and a decreased provision for loan losses. ABI also expensed deposit insurance assessments of $419,000 in the quarter ended June 30, 2010, as compared with $239,000 in the same period of 2009.

ABI’s net loss for the six months ended June 30, 2010, was $265,000, as compared with a net loss of $3,000 in the same period of 2009. In addition to the items discussed above for the first half of 2010, ABI continued to improve its liquidity with total cash and cash equivalents, which include interest-bearing deposits, reaching $33.1 million at June 30, 2010, as compared with $31.1 million at December 31, 2009.

Other significant items affecting 2010 results of operations include:

•	A decrease in net loan exposure from $194.2 million to $185.9 million, a decrease of 4.3%.
•	Noninterest expenses, excluding deposit insurance assessments, decreased from $3,403,000 to $3,310,000 for the six months ended June 30, 2009 and 2010, respectively.
•	Net interest income before provision for loan losses increased from $3,458,000 in 2009 to $4,198,000 in 2010, an increase of $740,000, or 21.4%, as a result of an increase in ABI’s net interest margin from 2.89% in 2009 to 3.29% in 2010.
•	Higher provisions for loan losses, which totaled $962,000 for the six months ended June 30, 2010, as compared with $367,000 for the same period of 2009.
•	During the first quarter of 2009, Oceanside Bank reported a write-down of $179,000 on its investment in a correspondent bank, Silverton Bank, National Association. Silverton Bank was closed by federal regulators on May 1, 2009. There was no such loss in 2010.

Financial Condition

The following table shows selected ratios for the periods ended or at the dates indicated (annualized for the three and six months ended June 30, 2010):

	Three Months Ended June 30, 2010	Six Months Ended June 30, 2010	Year Ended December 31, 2009
Return on average assets	0.41%	-0.19%	-2.43%
Return on average equity	11.88%	-5.60%	-45.70%
Interest-rate spread	3.15%	3.05%	2.92%
Net interest margin	3.40%	3.29%	2.98%
Noninterest expenses to average assets	3.05%	2.89%	2.85%

Average Balances, Income and Expenses, and Rates

The following table depicts, for the periods indicated, certain information related to ABI’s average statements of financial condition and its average yields on assets and average costs of liabilities. Such yields are derived by dividing income or expense by the average balance of the corresponding assets or liabilities. Average balances have generally been derived from daily averages (dollars in thousands):

	For the Six Months Ended June 30,
	2010			2009
	Average Balance	Interest and Dividends	Average Yield/Rate	Average Balance	Interest and Dividends	Average Yield/Rate
Interest-earning assets:
Loans	$197,115	$5,574	5.70%	$207,619	$6,252	6.07%
Investment securities and interest-bearing deposits(1)	72,131	971	3.25%	46,997	648	3.65%
Other interest-earning assets	—	—	0.00%	1,108	1	0.18%
Total interest-earning assets(1)	269,246	6,545	5.05%	255,724	6,901	5.60%
Noninterest-earning assets	11,872			23,658
Total assets	$281,118			$279,382
Interest-bearing liabilities:
Demand, money market and NOW deposits	$80,419	461	1.16%	$65,257	558	1.72%
Savings	3,080	11	0.72%	2,893	14	0.98%
Certificates of deposit	137,300	1,619	2.38%	141,168	2,610	3.73%
Other borrowings	15,394	256	3.35%	16,277	261	3.23%
Total interest-bearing liabilities	236,193	2,347	2.00%	225,595	3,443	3.08%
Noninterest-bearing liabilities	35,387			36,903
Stockholders’ equity	9,538			16,884
Total liabilities and stockholders’ equity	$281,118			$279,382
Net interest income before provision for loan losses		$4,198			$3,458
Interest-rate spread			3.05%			2.52%
Net interest margin(1)			3.29%			2.89%
Ratio of average interest-earning assets to average interest-bearing liabilities	113.99%			113.36%

(1)	Tax-exempt income has been adjusted to a tax-equivalent basis using an incremental rate of 37.6% for purposes of computing the average yield/rate.

Comparison of Three Months Ended June 30, 2010 and 2009

Interest Income and Expense

Interest Income.  Interest income was $3,229,000 and $3,403,000 for the three months ended June 30, 2010 and 2009, respectively, a decline of $174,000, or 5.1%. The decrease resulted principally from a decrease in yields on average interest-earning assets of 19 basis points and a decrease in average earning assets of $3.9 million, or 1.4%. The declining interest rate environment and the effect of increased nonaccrual loans, restructured loans, and other real estate owned contributed to lower yields on average loans of 5.67% versus 5.98%, a decline of 31 basis points. Average loans, as a percentage of average interest-earning assets, decreased to 73.6% in the second quarter of 2010 as compared with 77.6% in 2009. ABI’s active management of its investments and excess funds resulted in an increase in the yield from 2.71% to 3.32%, an increase of 61 basis points, or 22.5%. The percentage of higher yielding average investment securities and interest-bearing deposits to total interest-earning assets rose to 26.4% in 2010 from 22.4% in 2009.

Interest Expense.  Interest expense was $1,086,000 and $1,709,000 for the three months ended June 30, 2010 and 2009, respectively. ABI’s average cost of funds for interest-bearing liabilities decreased to 1.90% in 2010 compared with 2.92% over the same period in 2009, an overall decline of 102 basis points. A decrease in average interest-bearing liabilities of $5.5 million, or 2.3%, and decreases in the overall interest rates in ABI’s market area, contributed to the decrease in ABI’s cost of funds. Certificates of deposit, with an average cost of funds of 2.19% in 2010 and 3.47% in 2009, represented 61.0% of ABI’s total interest-bearing liabilities in 2010 as compared with 59.5% in 2009. Interest-bearing demand deposits, with an average cost of funds of 1.05% in 2010 and 1.82% in 2009, represented 30.9% of ABI’s total interest-bearing liabilities in 2010 as compared with 32.6% in 2009.

Net Interest Income before Provision for Loan Losses.  Net interest income before provision for loan losses was $2,143,000 and $1,694,000 for the three months ended June 30, 2010 and 2009, respectively. The net interest margin for the second quarter of 2010 was 3.40% versus 2.69% in 2009, which reflected a more effective management of ABI’s interest-bearing assets and liabilities while maintaining an acceptable liquidity position.

The following table sets forth, on a taxable equivalent basis, the effect which varying levels of interest-earning assets and interest-bearing liabilities and the applicable interest rates had on changes in net interest income for the three and six months period ended June 30, 2010, compared to the same period in 2009. For purposes of this table, changes which are not solely attributable to volume or rate are allocated to volume and rate on a pro rata basis (dollars in thousands):

	Three Months Ended June 30, 2010 vs. 2009 Increase (Decrease) Due to
	Rate	Volume	Rate/ Volume	Total
Interest-earning assets:
Loans	$(161)	$(201)	$13	$(349)
Investment securities and interest-bearing deposits	91	65	19	175
Other interest-earning assets	—	—	—	—
Total interest-earning assets	(70)	(136)	32	(174)
Interest-bearing liabilities:
Demand, money market and NOW deposits	(147)	(26)	11	(162)
Savings	(2)	1	—	(1)
Certificates of deposit	(446)	1	(1)	(446)
Other borrowings	(11)	(3)	—	(14)
Total interest-bearing liabilities	(606)	(27)	10	(623)
Net interest income	$536	$(109)	$22	$449

Provision for Loan Losses

ABI recorded provisions for loan losses totaling $90,000 and $133,000 for the three months ended June 30, 2010 and 2009, respectively, which management considered appropriate after its assessment of the overall quality of the loan portfolio. At June 30, 2010, ABI’s reserves were 2.62% of outstanding loans versus 3.25% at June 30, 2009, reflecting net charge-offs of $1.7 million for the quarter. Four loans accounted for 90% of the charge-offs in the quarter. Three loans were transferred to other real estate owned during the quarter.

Noninterest Income and Expenses

Noninterest Income.  Total noninterest income decreased by $69,000, or 25.2% for the three months ended June 30, 2010, to $205,000 compared with $274,000 for the same period in 2009. The second quarter of 2010 versus 2009 included a reduction in fees and service charges on deposit accounts of $51,000, or 32.3%, and of other fee income for banking services of $19,000, or 32.2%.

Noninterest Expenses.  Management has taken steps to reduce noninterest expenses in areas in which it can, while maintaining the safety and soundness of ABI’s banking operations. Salaries and employee benefits decreased $70,000, or 9.9%, in the second quarter of 2010 over 2009. Advertising and business development expenses have been reduced, resulting in a decrease in noninterest expenses of $24,000. Pension expense was eliminated as a result of freezing the benefits in anticipation of the Merger, resulting in a decrease of $85,000. Other components of noninterest expenses increased $391,000. The more significant increases were:

•	Increases of $25,000 for processing and settlement fees;
•	Higher professional, legal, and audit expenses of $137,000, most of which is attributable to merger-related expenses;
•	Increases in OREO and other loan collection expenses of $49,000, net of a $20,000 decrease in the write-down of other real estate owned; and
•	Increases in deposit insurance assessments of $180,000.

Benefit for Income Taxes.  The effective tax rates differ from the federal and state statutory rates of 37.6% principally due to nontaxable investment income for 2010 and 2009 and changes in the deferred tax valuation allowance. During the second quarter of 2010, ABI recognized deferred tax assets of $118,000 as a result of the level of deferred tax asset valuation allowance ABI considered necessary at June 30, 2010. Tax-exempt income was $160,000 for the second quarter of 2010 as compared with $168,000 in 2009.

An income tax summary follows (dollars in thousands):

	Three Months Ended June 30,
	2010	2009
Book income (loss) before income tax benefit	$164	$(93)
Nontaxable interest income, net	(160)	(168)
Estimated taxable gain on bank-owned life insurance	900	—
Taxable income (loss)	904	(261)
Tax rate	37.6%	37.6%
Income tax (benefit)	340	(98)
Estimated penalty tax on bank-owned life insurance	90	—
Changes in deferred tax valuation allowance and other, net	(548)	(60)
Benefit for income taxes	$(118)	$(158)
Effective rate	-72.0%	169.9%

Comparison of Six Months Ended June 30, 2010 and 2009

Interest Income and Expense

Interest Income.  Interest income was $6,545,000 and $6,901,000 for the six months ended June 30, 2010 and 2009, respectively, a decline of $356,000, or 5.2%. A decrease in yields on average interest-earning assets of 55 basis points more than offset the increase in average earning assets of $13.5 million, or 5.3%. A substantial portion of the increase was due to higher levels of interest-bearing deposits that contributed to the steep decline in yields for investment securities and interest-bearing deposits of 40 basis points. Average loans decreased $10.5 million over 2009, or 5.1%. The declining interest rate environment and the effect of increased nonaccrual loans, restructured loans, and other real estate owned contributed to lower yields on average loans of 5.70% versus 6.07%, a decline of 37 basis points. Average loans, as a percentage of average interest-earning assets, decreased to 73.2% in the first half of 2010 as compared with 81.2% in 2009. The percentage of lower yielding average investment securities and interest-bearing deposits to total interest-earning assets rose to 26.8% in 2010 from 18.4% in 2009.

Interest Expense.  Interest expense was $2,347,000 and $3,443,000 for the six months ended June 30, 2010 and 2009, respectively. ABI’s average cost of funds for interest-bearing liabilities decreased to 2.00% in 2010 compared with 3.08% over the same period in 2009, an overall decline of 108 basis points. A shift in the mix of ABI’s interest-bearing deposits, along with decreases in the overall interest rates in ABI’s market area, contributed to the decrease in ABI’s cost of funds. Certificates of deposit, with an average cost of funds of 2.38% in 2010 and 3.73% in 2009, represented 58.1% of ABI’s total interest-bearing liabilities in 2010 as compared with 62.6% in 2009. The decline in average certificates of deposit and other interest-bearing liabilities was offset by increases in ABI’s interest-bearing demand deposits, with an average cost of funds of 1.16% in 2010 and 1.72% in 2009, representing 34.0% of ABI’s total interest-bearing liabilities in 2010 as compared with 28.9% in 2009.

Net Interest Income before Provision for Loan Losses.  Net interest income before provision for loan losses was $4,198,000 and $3,458,000 for the six months ended June 30, 2010 and 2009, respectively. The net interest margin for the first six months of 2010 was 3.29% versus 2.89% in 2009, which reflected a more effective management of ABI’s interest-bearing assets and liabilities while maintaining an acceptable liquidity position.

Provision for Loan Losses

ABI recorded provisions for loan losses totaling $962,000 and $367,000 for the six months ended June 30, 2010 and 2009, respectively, which management considered appropriate after its assessment of the overall quality of the loan portfolio. At June 30, 2010, ABI’s reserves were 2.62% of outstanding loans reflecting net charge-offs of $2.5 million. Six loans accounted for 90% of the charge-offs and four loans were transferred to other real estate owned during the six months ended June 30, 2010.

Noninterest Income and Expenses

Noninterest Income.  Total noninterest income increased by $77,000, or 23.4% for the six months ended June 30, 2010, to $406,000 compared with $329,000 for the same period in 2009. The first half of 2010 versus 2009 included a reduction in fees and service charges on deposit accounts of $94,000, or 28.8%, and lower realized gain on the sale of securities of $35,000. These decreases were more than offset by a $179,000 loss on restricted stock in 2009 versus no such loss in 2010.

Noninterest Expenses.  Management has taken steps to reduce noninterest expenses in areas in which it can while maintaining the safety and soundness of ABI’s banking operations. Salaries and employee benefits decreased $100,000, or 6.9%, in the first half of 2010 over 2009. Expenses of bank premises and fixed assets decreased $19,000, or 3.7%. Advertising and business development and pension expenses have been reduced, resulting in a decrease in noninterest expenses of $218,000. Other components of noninterest expenses increased $679,000. The more significant increases were:

•	Increases of $22,000 for processing and settlement fees;
•	Higher professional, legal, and audit expenses of $195,000, most of which is attributable to merger-related expenses;
•	Increases in OREO and other loan collection expense and the write-down of other real estate owned of $75,000; and
•	Increases in deposit insurance assessments of $387,000.

The following table sets forth, on a taxable equivalent basis, the effect which varying levels of interest-earning assets and interest-bearing liabilities and the applicable interest rates had on changes in net interest income for the six month period ended June 30, 2010, compared to the same period in 2009. For purposes of this table, changes which are not solely attributable to volume or rate are allocated to volume and rate on a pro rata basis (dollars in thousands):

	Six Months Ended June 30, 2010 vs. 2009 Increase (Decrease) Due to
	Rate	Volume	Rate/ Volume	Total
Interest-earning assets:
Loans	$(382)	$(317)	$21	$(678)
Investment securities and interest-bearing deposits	(93)	456	(40)	323
Other interest-earning assets	(1)	(1)	1	(1)
Total interest-earning assets	(476)	138	(18)	(356)
Interest-bearing liabilities:
Demand, money market and NOW deposits	(182)	130	(45)	(97)
Savings	(4)	1	—	(3)
Certificates of deposit	(948)	(72)	29	(991)
Other borrowings	10	(14)	(1)	(5)
Total interest-bearing liabilities	(1,124)	45	(17)	(1,096)
Net interest income	$648	$93	$(1)	$740

Benefit for Income Taxes.  The effective tax rates differ from the federal and state statutory rates of 37.6% principally due to nontaxable investment income for 2010 and 2009 and changes in the deferred tax valuation allowance. During the second quarter of 2010, ABI recognized deferred tax assets of $118,000 as a result of the level of deferred tax asset valuation allowance ABI considered necessary at June 30, 2010. Tax-exempt income was $320,000 for the first six months of 2010 as compared with $336,000 in 2009.

An income tax summary follows (dollars in thousands):

	Six Months Ended June 30,
	2010	2009
Book loss before income tax benefit	$(383)	$(311)
Nontaxable interest income, net	(320)	(336)
Estimated taxable gain on bank-owned life insurance	900	—
Taxable income (loss)	197	(647)
Tax rate	37.6%	37.6%
Income tax (benefit)	74	(243)
Estimated penalty tax on bank-owned life insurance	90	—
Changes in deferred tax valuation allowance and other, net	(282)	(65)
Benefit for income taxes	$(118)	$(308)
Effective rate	30.8%	99.0%

Comparison of Years Ended December 31, 2009 and 2008

Highlights.  As of December 31, 2009, ABI had approximately $297.4 million in total assets, with $200.7 million in total loans, $270.0 million in deposits, and $9.7 million in stockholders’ equity.

The net loss in 2009 was $7,240,000 versus a net loss of $1,927,000 in 2008. The primary reasons for the change of $5,313,000 in 2009 over 2008 were as follows:

•	ABI’s income from average interest-earning assets decreased 9.4%.

•	ABI’s provision for loan losses increased $1,844,000, or 41.7%, over 2008.
•	Noninterest income declined $758,000, or 50.2% in 2009 over 2008.
•	Noninterest expenses grew $842,000, or 11.0%.
•	The establishment of a deferred tax valuation allowance of $2,768,000 in 2009 caused the income tax provision to increase by $2,019,000.

Interest Income.  Interest income was $13,895,000 and $15,335,000 in 2009 and 2008, respectively. The decrease of $1.4 million resulted from a decrease in the yield on interest-earning assets in 2009, which was partially offset by growth in ABI’s most significant interest-earning asset, loans, which grew 1.2% from average levels in 2008 to 2009. Average loans accounted for 81.9% of ABI’s average interest-earning assets in 2009 versus 83.9% in 2008. ABI’s overall yield on interest-earning assets of 5.68% was down from the 2008 level of 6.49% due to a lower interest rate environment throughout 2009. ABI’s overall yield on interest-earning assets in 2009 would have been 21 basis points higher, or 5.89%, if not for approximately $533,000 in income earned but not collected on nonaccrual loans.

Interest Expense.  Interest expense was $6.8 million and $8.39 million in 2009 and 2008, respectively. As a result of the lower interest rate environment during 2009 which was partially offset by ABI’s growth in average interest-bearing liabilities of $33.5 million, or 15.7%, during this period, interest expense decreased 19.0%. ABI’s cost of funds dropped to 2.76% in 2009 compared with 3.94% in 2008. Substantially all of the decrease in interest expense was attributable to a decrease in rates, which was partially offset by an increase in average demand deposits of $46.6 million, or 110.8%. A decrease in average certificates of deposit of $7.8 million, or 5.3%, and in average other borrowings of $5.2 million, or 24.8%, also contributed to the decrease in interest expense.

Net Interest Income.  Net interest income (before provision for loan losses) was $7,095,000 and $6,945,000 for 2009 and 2008, respectively, an increase of 2.2% from 2008 to 2009.

ABI’s net interest margin was lower (2.98% in 2009 compared with 3.03% in 2008), which reflects its growth in deposits, net of a decrease in other borrowings, of $33.5 million, or 15.7%, versus a slower rate of growth for interest-earning assets of $9.1 million, or 3.8%. The increase in net interest income of $150,000 was impacted by the significant increase in lower earning demand deposits and decreased by the declining rates.

Provision for Loan Losses.  A provision for loan losses of $6,268,000 was recorded in 2009, reflecting ABI’s assessment of the needed level of the allowance for loan losses. This assessment is based on management’s evaluation of probable loan losses and considers the overall quality of the loan portfolio. The increase in the provision for loan losses in 2009 versus the 2008 level of $4,424,000 was due to unfavorable trends in most measures of loan portfolio quality, including the growth in impaired, nonaccrual, and other restructured loans. Net charge-offs in 2009 were $3,736,000 as compared with $2,594,000 in 2008, an increase of $1,142,000.

Noninterest Income.  Noninterest income decreased $758,000, or 50.2%, to $751,000 in 2009 from $1,509,000 in 2008 primarily as a result of:

•	A decrease in gains on the sale of securities from $346,000 to $56,000;
•	Losses on the sale of foreclosed assets of $142,000 in 2009 versus a gain of $4,000 in 2008; and
•	A loss of $179,000 on restricted stock issued by a correspondent bank that was taken over by the FDIC in 2009.

Noninterest Expenses.  Total noninterest expenses increased to $8,491,000 in 2009 compared to $7,649,000 for 2008, an increase of $842,000, or 11.0%. The more significant increases during 2009 over 2008 follow:

•	The cost of deposit insurance assessments soared from $229,000 in 2008 to $1,014,000 in 2009, an increase of $785,000, or 342.8%, as a result of increased assessments from the FDIC.
•	Processing and settlement fees increased from $773,000 in 2008 to $836,000 in 2009, an increase of $63,000, or 8.2%. Through 2008, statements were rendered in-house and the expense was recorded as postage, stationery, and supplies. At the beginning of 2009, the statement rendering process was outsourced and all related costs were recorded as processing and settlement fees. As a result, there was a reduction in postage, stationery, and supplies in 2009.
•	ABI expensed $177,000 in 2009 for costs to raise capital to meet regulatory requirements versus $-0- in 2008.
•	The write-down of other real estate owned totaled $586,000 in 2009 versus $315,000 in 2008, as a result of the continued decline in real estate values in 2009.
•	Professional, legal, and accounting fees were $589,000 in 2009 versus $459,000 in 2008, an increase of $130,000, or 28.3%, as a result of increased costs of corporate governance, regulatory compliance, and addressing regulatory enforcement actions.

As a result of cost-cutting measures to improve profitability, the following costs decreased during 2009:

•	Salaries and employee benefits decreased by $282,000, or 9.0%.
•	Expenses of bank premises and fixed assets decreased by $63,000, or 5.8%.
•	Directors fees were eliminated, decreasing costs by $78,000.
•	Advertising and business development decreased by $50,000, or 34.5%. Stationery, printing, and supplies decreased by $36,000, or 33.6%.

Provision for Income Taxes.  The income tax provision was $327,000 for 2009, an effective rate of (4.7)%. This compares with an effective rate of 46.8% for 2008. The effective tax rate for 2009 differs from the federal and state statutory rates principally due to the establishment of a valuation allowance for the deferred tax asset of $2,768,000. The effective tax rate in 2008 differs from the federal and state statutory rates principally due to nontaxable investment income.

Comparison of Years Ended December 31, 2008 and 2007

Highlights.  As of December 31, 2008, ABI had grown to approximately $268.0 million in total assets, with $207.1 million in total loans, $239.8 million in deposits, and $16.9 million in stockholders’ equity.

The net loss in 2008 was $1,927,000 versus net income of $1,406,000 in 2007. The primary reasons for the change of $3,333,000 in 2008 over 2007 were as follows:

•	Interest and fees on loans totaled $13,637,000 in 2008 compared with $15,255,000 in 2007, a decrease of $1,618,000, or 10.6%. Other interest income also declined $415,000 in 2008 over 2007, or 19.6%.
•	ABI’s income from average interest-earning assets decreased 11.7%.
•	ABI’s total interest expense decreased $1,201,000, or 12.5%.
•	Net interest income declined by $832,000 in 2008 from 2007.
•	Noninterest income grew $390,000, or 34.9% in 2008 over 2007.
•	Noninterest expenses grew $1,236,000, or 19.3%.

Interest Income.  Interest income was $15,335,000 and $17,368,000 in 2008 and 2007, respectively. The decrease of $2.0 million resulted from a decrease in the yield on interest-earning assets in 2008, which was partially offset by growth in ABI’s most significant interest-earning asset, loans, which grew 8.6% from average levels in 2007 to 2008. Average loans accounted for 83.9% of ABI’s average interest-earning assets in 2008 versus 80.4% in 2007. ABI’s overall yield on interest-earning assets of 6.49% was down from the 2007 level of 7.60% due to a lower interest rate environment throughout 2008. ABI’s overall yield on interest-earning assets in 2008 would have been 7 basis points higher, or 6.56%, if not for approximately $176,000 in income earned but not collected on nonaccrual loans.

Interest Expense.  Interest expense was $8,390,000 and $9,591,000 in 2008 and 2007, respectively. As a result of the lower interest rate environment during 2008 which was partially offset by ABI’s growth in average interest-bearing liabilities of $13.9 million, or 7.0%, during this period, interest expense decreased 12.5%. ABI’s cost of funds dropped to 3.94% in 2008 compared with 4.82% in 2007. Substantially all of the decrease in interest expense was attributable to a decrease in rates, which was partially offset by an increase in average certificates of deposit of $17.3 million, or 13.4%.

Net Interest Income.  Net interest income (before provision for loan losses) was $6,945,000 and $7,777,000 for 2008 and 2007, respectively, a decrease of 10.7% from 2007 to 2008. The average balances, interest income and expense, and the average rates earned and paid for assets and liabilities are found in the tables that follow.

ABI’s net interest margin was lower (3.03% in 2008 compared with 3.49% in 2007), which reflects the smaller decrease in its cost of funds (88 basis points) versus the decrease in its yield on interest-earning assets (111 basis points). The decrease in net interest income of $832,000 was impacted by the declining rate environment, while the net interest margin was most impacted by the increase in certificates of deposit of 13.4%. Certificates of deposit account for 76.5% of all interest-bearing deposits in 2008 as compared with 73.5% in 2007.

Provision for Loan Losses.  A provision for loan losses of $4,424,000 was recorded in 2008, reflecting ABI’s assessment of the needed level of the allowance for loan losses. This assessment is based on management’s evaluation of probable loan losses and considers the overall quality of the loan portfolio. The increase in the provision for loan losses in 2008 versus the 2007 level of $629,000 was due to unfavorable trends in most measures of loan portfolio quality, including the growth in impaired and nonaccrual loans and other nonperforming assets, which increased $4.2 million in 2008, or 65.9%. Other real estate owned of $3.4 million at December 31, 2008, accounted for 81.1% of the increase. Included in other real estate owned is a condominium development at Jacksonville Beach with nine units remaining at December 31, 2008. Of the original 14 units acquired in foreclosure in the first quarter of 2008, five units sold in the remainder of 2008, leaving a carrying value of $2.0 million at December 31, 2008. In the first quarter of 2009, two additional units have sold for net proceeds in excess of the individual carrying value of the units sold. Net charge-offs in 2008 were $2,594,000 as compared with $59,000 in 2007, an increase of $2,535,000.

Noninterest Income.  Noninterest income increased $390,000, or 34.9%, to $1,509,000 in 2008 from $1,119,000 in 2007 primarily as a result of gains on the sale of securities of $346,000 in the fourth quarter of 2008.

Noninterest Expenses.  Total noninterest expenses increased to $7,649,000 in 2008 compared to $6,413,000 for 2007, an increase of $1,236,000, or 19.3%. The more significant increases during 2008 over 2007 follow:

•	Expenses related to other real estate owned totaled $807,000 in 2008 versus $-0- in 2007, as a result of losses and ongoing expenses on properties that Oceanside Bank obtained title in 2008.
•	Professional, legal, and audit fees were $459,000 in 2008 versus $264,000 in 2007, an increase of $195,000, or 73.9%, as a result of increased costs of corporate governance and regulatory compliance matters.
•	Pension expense totaled $294,000 in 2008, an increase of 63.3% from 2007. This increase of $114,000 was more than offset by the net increase in the cash surrender value of the life insurance policies, which totaled $206,000.
•	Regulatory assessments increased by $60,000, or 35.5%, from 2007 to 2008 due to increased cost of maintaining the FDIC insurance fund.

Provision for Income Taxes.  The income tax benefit was $1,692,000 for 2008, an effective rate of 46.8%. This compares with an effective rate of 24.2% for 2007. The effective tax rates in 2008 and 2007 differ from the federal and state statutory rates principally due to nontaxable investment income. The growth of tax-exempt income in 2008 over 2007 of 13.1%, compared with the overall decline in taxable interest, which contributed to the swing in the effective tax rate.

Average Balances/Yield Analysis (dollars in thousands):

	Years Ended December 31,
	2009			2008			2007
	Average Balance	Interest	Average Yield/ Rate	Average Balance	Interest	Average Yield/ Rate	Average Balance	Interest	Average Yield/ Rate
Interest-earning assets:
Loans(1)	$206,188	$12,354	5.99%	$203,675	$13,637	6.70%	$187,544	$15,255	8.13%
Securities and deposits(2)	45,015	1,540	4.31	36,995	1,663	5.59	41,696	1,886	5.38
Other interest-earning assets(3)	549	1	0.18	1,978	35	1.77	4,099	227	5.54
Total interest-earning assets(2)	251,752	13,895	5.68%	242,648	15,335	6.49%	233,339	17,368	7.60%
Noninterest-earning assets	46,326			17,381			14,335
Total assets	$298,078			$260,029			$247,674
Interest-bearing liabilities:
Demand deposits	$88,744	1,530	1.72%	$42,108	996	2.37%	$42,858	1,683	3.93%
Savings	2,858	28	0.99	2,988	33	1.10	3,751	56	1.49
Certificates of deposit	138,791	4,710	3.39	146,595	6,741	4.60	129,313	6,726	5.20
Other borrowings	15,833	532	3.36	21,046	620	2.95	22,888	1,126	4.92
Total interest-bearing liabilities	246,226	6,800	2.76%	212,737	8,390	3.94%	198,810	9,591	4.82%
Noninterest-bearing liabilities	36,011			28,718			30,778
Stockholders’ equity	15,841			18,574			18,086
Total liabilities and stockholders’ equity	$298,078			$260,029			$247,674
Net interest income (before provision for loan losses)		$7,095			$6,945			$7,777
Interest-rate spread(4)			2.92%			2.55%			2.78%
Net interest margin(2)(5)			2.98%			3.03%			3.49%
Ratio of average interest-earning assets to average interest-bearing liabilities	102.24%			114.06%			117.37%

(1)	Average loan balances include nonaccrual loans, which averaged (in thousands) $7,031, $5,130, and $5,853 in 2009, 2008, and 2007, respectively. Average loans are net of deferred fees. Loan fees (in thousands) were $206, $416, and $536 in 2009, 2008, and 2007, respectively. Loan yields have been reported in total since a substantial portion of loans are secured by real estate.
(2)	Tax-exempt income has been adjusted to a tax-equivalent basis using an incremental rate of 37.6%. Includes interest-earning deposits.
(3)	Includes federal funds sold.
(4)	Interest-rate spread represents the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities.
(5)	Net interest margin is net interest income divided by average interest-earning assets.

Rate/Volume Analysis (dollars in thousands):

	Year Ended December 31, 2009 vs. 2008 Increase (Decrease) Due to
	Rate	Volume	Rate/ Volume	Total
Interest-earning assets:
Loans(1)	$(1,433)	$168	$(18)	$(1,283)
Securities and other deposits	(398)	360	(85)	(123)
Other interest-earning assets(2)	(31)	(25)	22	(34)
Total interest-earning assets	(1,862)	503	(81)	(1,440)
Interest-bearing liabilities:
Demand deposits	(270)	1,103	(300)	533
Savings	(3)	(1)	—	(4)
Certificates of deposit	(1,766)	(359)	94	(2,031)
Other borrowings	87	(154)	(21)	(88)
Total interest-bearing liabilities	(1,952)	589	(227)	(1,590)
Net interest income	$90	$(86)	$146	$150

	Year Ended December 31, 2008 vs. 2007 Increase (Decrease) Due to
	Rate	Volume	Rate/ Volume	Total
Interest-earning assets:
Loans(1)	$(2,698)	$1,312	$(232)	$(1,618)
Securities and other deposits	(12)	(213)	2	(223)
Other interest-earning assets(2)	(154)	(117)	79	(192)
Total interest-earning assets	(2,864)	982	(151)	(2,033)
Interest-bearing liabilities:
Demand deposits	(669)	(29)	11	(687)
Savings	(15)	(11)	3	(23)
Certificates of deposit	(780)	899	(104)	15
Other borrowings	(452)	(91)	37	(506)
Total interest-bearing liabilities	(1,916)	768	(53)	(1,201)
Net interest income	$(948)	$214	$(98)	$(832)

(1)	Average loan balances include nonaccrual loans.
(2)	Includes federal funds sold.

Weighted Average Yield or Rate:

	For the Years Ended December 31,
	2009	2008	2007
Interest-earning assets:
Loans, net	5.99%	6.70%	8.13%
Investment securities	4.31	5.59	5.38
Other interest-earning assets	0.18	1.77	5.54
All interest-earning assets	5.68	6.49	7.60
Interest-bearing liabilities:
NOW deposits	0.27	0.70	1.31
Money market deposits	2.23	2.77	4.22
Savings	0.99	1.10	1.49
Certificates of deposit	3.39	4.60	5.20
Other borrowings	3.36	2.95	4.92
All interest-bearing liabilities	2.76	3.94	4.82
Interest-rate spread	2.92	2.55	2.78
Net interest margin	2.98	3.03	3.49

Change in Mix of Interest-Earning Assets and Interest-Bearing Deposits and Other Borrowings (dollars in thousands):

	At December 31,
	2009		2008		2007
	Average Balance	Percent to Total	Average Balance	Percent to Total	Average Balance	Percent to Total
Interest-earning assets:
Loans, net	$206,188	81.9%	$203,675	83.9%	$187,544	80.4%
Investment securities	45,015	17.9%	36,995	15.3%	41,696	17.9%
Other	549	0.2%	1,978	0.8%	4,099	1.7%
Total interest-earning assets	$251,752	100.0%	$242,648	100.0%	$233,339	100.0%
Interest-bearing deposits:
Demand deposits	$88,744	31.6%	$42,108	17.5%	$42,858	18.8%
Savings	2,858	1.0%	2,988	1.2%	3,751	1.7%
Certificates of deposit	138,791	49.5%	146,595	61.0%	129,313	56.7%
Total interest-bearing deposits	230,393	82.1%	191,691	79.7%	175,922	77.2%
Noninterest-bearing deposits	34,438	12.3%	27,504	11.5%	29,335	12.9%
Total deposits	264,831	94.4%	219,195	91.2%	205,257	90.1%
Other borrowings	15,833	5.6%	21,046	8.8%	22,888	9.9%
Total deposits and other borrowings	$280,664	100.0%	$240,241	100.0%	$228,145	100.0%

Loan Portfolio

Average loans receivable were $206,188,000 for the year 2009 as compared to $203,675,000 for 2008, an increase of 1.2%. The year-to-year average increase in 2008 over 2007 was 8.6%. Management believes the growth in loans was directly attributable to the growth in ABI’s branch network, community acceptance, and the reputations of ABI’s lending team despite a significant downturn in economic conditions in ABI’s market area during 2009 and 2008. The following provides an analysis of ABI’s loan distribution at the end of 2005 – 2009. Loans that are secured by real estate include residential and nonresidential mortgages and home equity loans to individuals.

Loan Portfolio (dollars in thousands):

At December 31,
	2009	%	2008	%	2007	%	2006	%	2005	%
Real estate
Construction, land development, and other land	$32,455	16%	$39,135	19%	$53,197	25%	$51,598	29%	$37,905	25%
1 – 4 family residential	56,900	28%	57,814	28%	45,708	23%	38,018	22%	31,997	21%
Multifamily residential	2,902	1%	4,481	2%	1,784	1%	2,489	1%	3,051	2%
Commercial	93,455	47%	88,762	43%	86,785	42%	68,588	39%	62,612	41%
Total real estate	185,712	92%	190,192	92%	187,474	91%	160,693	91%	135,565	89%
Commercial	11,703	6%	13,314	6%	11,485	6%	11,214	6%	11,901	8%
Consumer and other loans	3,315	2%	3,548	2%	5,138	3%	5,828	3%	5,400	3%
Total loans	200,730	100%	207,054	100%	204,097	100%	177,735	100%	152,866	100%
Less:
Less, deferred fees	(12)		(25)		(37)		(27)		(63)
Less, allowance for loan losses	(6,531)		(3,999)		(2,169)		(1,599)		(1,552)
	$194,187		$203,030		$201,891		$176,109		$151,251

The following tables show the maturity data for loans receivable.

Contractual Loan Maturities at December 31, 2009 (dollars in thousands):

	1 Year or Less	1 Through 5 Years	After 5 Years	Total
Real estate
Construction, land development, and other land	$18,734	$12,256	$1,465	$32,455
1 – 4 family residential	30,616	14,523	11,761	56,900
Multifamily residential	1,349	360	1,193	2,902
Commercial	21,231	42,801	29,423	93,455
Total real estate	71,930	69,940	43,842	185,712
Commercial	4,486	6,021	1,196	11,703
Consumer and other loans	695	2,380	240	3,315
Total loan portfolio	$77,111	$78,341	$45,278	$200,730
Loans with maturities over one year:
Fixed rate				$78,478
Variable rate				45,141
Total maturities greater than one year				$123,619

Loan Maturities or Next Repricing Date at December 31, 2009, excluding nonaccrual loans (dollars in thousands):

Three months or less	$57,519
Over three months through twelve months	23,128
Over one year through three years	68,955
Over three years through five years	28,418
Over five years	15,995
$194,015

Loans Originated and Repaid (dollars in thousands):

	Years Ended December 31,
	2009	2008	2007	2006	2005
Originations:
Real estate loans
Construction, land development, and other land	$743	$8,052	$19,007	$39,551	$33,561
1 – 4 family residential	1,537	14,563	13,262	15,744	12,518
Multifamily residential	—	—	—	—	—
Commercial	4,763	2,946	18,632	17,548	13,180
	7,043	25,561	50,901	72,843	59,259
Commercial	1,846	2,971	2,678	4,452	4,364
Consumer and other loans	1,160	835	2,047	2,807	2,263
Total	10,049	29,367	55,626	80,102	65,886
Principal reductions, net(1)	(16,373)	(26,410)	(29,264)	(55,233)	(42,895)
Increase (decrease) in total loans	$(6,324)	$2,957	$26,362	$24,869	$22,991

(1)	Includes charge-offs, loans transferred to other real estate owned, and advances and repayments on revolving lines of credit.

Asset Quality

Generally, interest on loans accrues and is credited to income based upon the principal balance outstanding. Management’s policy is to discontinue the accrual of interest income and classify a loan as nonaccrual when principal or interest is past due 90 days or more and the loan is not adequately collateralized, or when in the opinion of management, principal or interest is not likely to be paid in accordance with the terms of the obligation. Interest accrued and unpaid at the time a loan is placed on nonaccrual status is charged against interest income. Subsequent payments received are applied to the outstanding principal balance. Consumer installment loans are generally charged-off after 90 days of delinquency unless adequately collateralized and in the process of collection. Loans are not returned to accrual status until principal and interest payments are brought current and future payments appear reasonably certain.

Real estate acquired as a result of foreclosure, or by deed in lieu of foreclosure, is classified as other real estate owned. Other real estate owned is recorded at the lower of cost or fair value less estimated selling costs, and the estimated loss, if any, is charged to the allowance for loan losses at the time the loan is transferred to other real estate owned. Further allowances for losses in other real estate owned are recorded at the time management believes additional deterioration in value has occurred. Gains or losses on the sale of other real estate owned are recognized in the period closed. However, gains on the sale of units in a real estate development project may be deferred until management is reasonably certain that its investment in the remaining units will not result in losses. For example, regulatory guidelines require that ABI value real estate development projects of five or more units at its appraised bulk sale value. Since the units may not be identical in size, location, or amenities, any allocation of the total bulk sale value to individual units is arbitrary. Furthermore, if ABI has taken over a real estate development, it may have ongoing expenditures that benefit sold and remaining units. Accordingly, ABI may view the real estate development as one project and only record gains when it is assured that no significant losses are inherent in the remaining units.

During the first quarter of 2008, ABI foreclosed on a 17-unit condominium project in Jacksonville Beach, Florida. At the time of foreclosure, 14 units remained unsold. Subsequent to ABI’s acquisition of this OREO, it sold two units in the first quarter of 2008 ($69,000 estimated gain), one unit in the second quarter of 2008 ($18,000 estimated gain), and two units in the fourth quarter of 2008 ($3,000 estimated gain). The estimated potential gains of approximately $90,000 were based on an arbitrary allocation of total carrying value divided by square footage. However, because ABI was not reasonably certain that its remaining investment would be recovered from sales of the remaining nine units, no gain was recorded on the sale of the five units during 2008. Furthermore, in the fourth quarter of 2008, due to ongoing expenditures in the project and continued

deterioration in the local real estate market, ABI recorded a charge to earnings of $315,000, leaving a carrying value of $2,022,000 at December 31, 2008. This carrying value was based on management’s estimate of the fair value less costs to sell the remaining 9 units. Accordingly, no deferred gain existed at December 31, 2008. ABI did not believe it prudent to record gains on the sale of the five units while posting a write-down on the remaining nine units within the same calendar year given the uncertainty over the carrying value of this OREO in this economic environment.

In the first half of 2009, two additional units were sold ($97,000 estimated gain), leaving seven remaining units at December 31, 2009, with a current carrying value of $1,273,000 (net of write-downs totaling $300,000 in December 2009).

Accounting Standards Codification 310-10-35, Receivables, considers a loan to be impaired if it is probable that all amounts due under the contractual terms of the loan agreement will not be collected. If a loan is considered impaired, its value generally should be measured based on the present value of expected cash flows discounted at the loan’s effective interest rate. As a practical expedient, however, the loan’s value may be based on:

•	the loan’s market price; or
•	the discounted fair value of the loan’s collateral, less estimated costs to sell, if the collateral is expected to be the sole source of repayment.

If the value of the loan is less than the recorded investment in the loan, a loss should be recognized by recording a valuation allowance and a corresponding increase to the provision for loan losses.

Situations may occur where:

•	ABI receives physical possession of a debtor’s assets regardless of whether formal foreclosure proceedings have been initiated or completed; or
•	the debtor has effectively surrendered control of the underlying collateral in contemplation of foreclosure.

These situations are referred to as “in-substance foreclosures.” GAAP recognizes the practical problems of accounting for the operation of an asset the creditor does not possess, and states that a loan for which foreclosure is probable should continue to be accounted for as a loan.

ABI has developed policies and procedures for evaluating the overall quality of its credit portfolio and the timely identification of potential problem loans. ABI’s judgment as to the adequacy of the allowance is based upon a number of assumptions about future events that ABI believes to be reasonable, but which may or may not be valid. Thus, there can be no assurance that charge-offs in future periods will not exceed the allowance for loan losses or that additional increases in the loan loss allowance will not be required.

Asset Classification.  Commercial banks are required to review and, when appropriate, classify their assets on a regular basis. The State of Florida and the FDIC have the authority to identify problem assets and, if appropriate, require them to be classified or require a harsher classification than management has assessed. There are three classifications for problem (or classified) assets: substandard, doubtful, and loss. Substandard assets have one or more defined weaknesses and are characterized by the distinct possibility that the insured institution will sustain some loss if the deficiencies are not corrected. Doubtful assets have the weaknesses of substandard assets with the additional characteristic that the weaknesses make collection or liquidation in full on the basis of currently existing facts, conditions, and values questionable, and there is a high possibility of loss. An asset classified as loss is considered uncollectible and of such little value that continuance as an asset of the institution is not warranted. If an asset or portion thereof is classified as loss, the insured institution establishes a specific reserve for the full amount of the portion of the asset classified as loss. All or a portion of general loss allowances established to cover possible losses related to assets classified as substandard or doubtful may be included in determining an institution’s regulatory capital, while specific valuation allowances for loan losses generally do not qualify as regulatory capital.

Assets that do not warrant classification in the aforementioned categories, but possess weaknesses, are classified by ABI as special mention and monitored. ABI also monitors other loans based on a variety of factors and internally designates these loans with risk grades reflective of its estimated level of risk.

Management monitors ABI’s loan portfolio throughout the month for classification changes. Each quarter, ABI performs a detailed internal review to determine an appropriate level of reserves to set aside for probable losses in its loan portfolio. ABI supplements its internal reviews with semiannual external loan review performed by an independent public accounting firm. The regulatory agencies also have the authority to require additional levels of reserves if they deem necessary despite management’s best efforts to establish an appropriate level of reserves consistent with generally accepted accounting principles. Sometimes ABI’s collective assessments from internal and loan reviews may differ from the regulatory assessment.

For regulatory and internal reporting purposes including its ALLL methodology, ABI tracks the following loan pools or loan types: commercial real estate, residential real estate, commercial, and consumer and other loans. For regulatory and ALLL purposes, the following summarizes ABI’s classified loans at December 31, 2009 and June 30, 2010 (dollars in thousands)

December 31, 2009	Classified Loans
	Substandard	Doubtful	Loss	Total
Commercial real estate	$24,552	$1,350	$—	$25,902
Residential real estate	4,369	—	—	4,369
Total real estate	28,921	1,350	—	30,271
Commercial	494	—	—	494
Consumer and other loans	83	—	—	83
Total	$29,498	$1,350	$—	$30,848
June 30, 2010
Commercial real estate	$23,486	$—	$—	$23,486
Residential real estate	4,484	—	—	4,484
Total real estate	27,970	—	—	27,970
Commercial	520	—	—	520
Consumer and other loans	64	—	—	64
Total	$28,554	$—	$—	$28,554

Other classified assets include other real estate owned and foreclosed assets are considered classified assets, which totaled $1,727,000 and $2,497,000 at December 31, 2009 and June 30, 2010, respectively.

Allowance for Loan Losses.  The allowance for loan losses is established through a provision for loan losses charged against income. Loans are charged against the allowance when ABI believes that the collectibility of principal is unlikely. The provision is an estimated amount that ABI believes will be adequate to absorb probable losses inherent in the loan portfolio based on evaluations of its collectibility. The evaluations take into consideration such factors as changes in the nature and volume of the portfolio, overall portfolio quality, specific problem loans and commitments, and current anticipated economic conditions that may affect the borrower’s ability to pay. While ABI uses the best information available to recognize losses on loans, future additions to the provision may be necessary based on changes in economic conditions. A summary of balances in the allowance for loan losses and key ratios follows (dollars in thousands):

	For the Six Months Ended June 30, 2010	For the Twelve Months Ended December 31, 2009
End of period loans (net of deferred fees)	$190,884	$200,718
End of period allowance for loan losses	$4,996	$6,531
% of allowance for loan losses to total loans	2.62%	3.25%
Average loans for the period	$197,115	$206,188
Net charge-offs as a percentage of average loans for the period (annualized for 2010)	2.55%	1.81%
Nonperforming assets:
Nonaccrual loans	$3,814	$6,715
Loans past due 90 days or more and still accruing	2,029	8
Nonperforming loans	5,843	6,723
Foreclosed real estate	2,497	1,727
	$8,340	$8,450
Nonperforming loans to end of period loans	3.06%	3.35%
Nonperforming assets to period end total assets	3.04%	2.84%

The following summarizes ABI’s classified loans by loan pools and the amounts reserved as of December 31, 2009 and June 30, 2010 (dollars in thousands):

	Classified Loans
	Substandard	Doubtful	Loss	Total
December 31, 2009
Loan Balances by Loan Pools
Commercial real estate	$24,552	$1,350	$—	$25,902
Residential real estate	4,369	—	—	4,369
Total real estate	28,921	1,350	—	30,271
Commercial	494	—	—	494
Consumer and other loans	83	—	—	83
Total loan balances	$29,498	$1,350	$—	$30,848
ALLL – Reserves by Loan Pools
Commercial real estate	$3,621	$430	$—	$4,051
Residential real estate	2,223	—	—	2,223
Total real estate	5,844	430	—	6,274
Commercial	194	—	—	194
Consumer and other loans	63	—	—	63
Total reserves by loan pools	$6,101	$430	$—	6,531
Unallocated				—
Total ALLL				$6,531

	Classified Loans
	Substandard	Doubtful	Loss	Total
June 30, 2010
Loan Balances by Loan Pools
Commercial real estate	$23,486	$—	$—	$23,486
Residential real estate	4,484	—	—	4,484
Total real estate	27,970	—	—	27,970
Commercial	520	—	—	520
Consumer and other loans	64	—	—	64
Total loan balances	$28,554	$—	$—	$28,554
ALLL – Reserves by Loan Pools
Commercial real estate	$2,715	$—	$—	$2,715
Residential real estate	2,073	—	—	2,073
Total real estate	4,788	—	—	4,788
Commercial	66	—	—	66
Consumer and other loans	117	—	—	117
Total reserves by loan pools	$4,971	$—	$—	4,971
Unallocated				25
Total ALLL				$4,996

ABI’s management maintains a list of monitored loans risk-rated substandard or lower (referred to as “classified loans”). At June 30, 2010, ABI had 67 loans totaling approximately $28.6 million classified as substandard, doubtful, or loss. At June 30, 2010, management had provided specific reserves totaling $3.4 million for loans risk-rated substandard or worse. ABI’s internally-classified loans decreased 7.4% from December 31, 2009, levels of $30.8 million. ABI’s nonperforming assets also decreased 1.3%, which included an increase in other real estate owned and foreclosed assets of $0.8 million, or 44.6%, and a decrease in nonperforming loans of $0.9 million, or 13.1%, principally due to four loans transferred to other real estate owned.

Included in ABI’s total classified loans of $28.6 million, ABI internally monitors classified loans that ABI believes continue to meet the regulatory definition of performing loans. While ABI may experience losses, many of these loans are believed to be well-secured and making payments.

At December 31, 2009, management had 57 classified loans totaling approximately $30.8 million, as compared with 50 classified loans totaling $28.5 million at December 31, 2008, 28 classified loans totaling $8.0 million at December 31, 2007, and 15 classified loans totaling $4.5 million at December 31, 2006.

Many of the loans risk-rated substandard are currently performing with no expectation that ABI will suffer any loss; however, ABI monitors these loans because some of them are collateral-dependent and the current status of the borrower’s liquidity and cash flow have not been confirmed. Because some of these loans exhibit well-defined credit weaknesses, ABI may incur losses if the underlying collateral declines in value beyond its expectations or the borrower’s financial condition deteriorates and payments are not made as agreed.

Consent Order.  The following summarizes the classified loans and assets identified by the FDIC in November 2008 and the timing of the anticipated reductions as required under the Consent Order executed January 7, 2010 (dollars in thousands):

	Asset Classifications
	Substandard	Doubtful	Loss	Total
Loans identified by FDIC in November 2008 Exam	$23,547	$—	$1,217	$24,764
Classified OREO and other assets identified by FDIC in November 2008 Exam	3,042	—	781	3,823
Total classified assets identified by FDIC in November 2008 Exam	$26,589	$—	$1,998	$28,587
Classified assets to be eliminated from books within 30 days from receipt of report	$—	$—	$1,998	$1,998

	Number of Days from Date of Consent Order (January 7, 2010)
	90 Days (March 31, 2010)	180 Days (June 30, 2010)	270 Days	360 Days
Allowable % of classified assets from November 2008 Exam to Tier 1 Capital plus ALLL	100%	85%	60%	50%
Tier 1 capital plus ALLL at end of quarter	$19,050	$17,769	N/A	N/A
Target for remaining balance of classified assets under Consent Order based on June 30, 2010(1)	$19,050	$15,104	$10,661	$8,885
Remaining balance of classified assets at end of quarter	$16,221	$14,105	N/A	N/A
Percentage	85.1%	79.4%	N/A	N/A
Target has been met	Yes	Yes	N/A	N/A

(1)	Tier 1 capital plus ALLL calculated at end of period

The following shows the composition of the assets classified by the FDIC in its November 2008 Exam (dollars in thousands):

Assets Classified by FDIC in November 2008 Exam	Asset Classifications
	Substandard	Doubtful	Loss	Total
Commercial real estate	$19,422	$—	$1,110	$20,532
Residential real estate	1,472	—	—	1,472
Total real estate	20,894	—	1,110	22,004
Commercial	2,584	—	93	2,677
Consumer and other loans	69	—	14	83
Total	23,547	—	1,217	24,764
Other real estate owned	2,967	—	781	3,748
Other foreclosed assets	75	—	—	75
	$26,589	$—	$1,998	$28,587

Twelve loan relationships accounted for 95% of the classified loans and 2 foreclosed real estate properties accounted for 85% of the other classified assets. The composition of these loan relationships and other real estate owned (each in excess of $500,000) follows (dollars in thousands):

	Classified Loans		OREO
Commercial real estate	$19,989	85%	$2,444	76%
Residential real estate	880	4%	790	24%
Commercial	2,557	11%	—	0%
Consumer and other loans	—	0%	—	0%
	$23,426	100%	$3,234	100%

Twelve of the classified loans were on nonaccrual status, which amounted to 30% of the classified loans, and six other loans were past due, or 11% of the classified loans. The issues identified by the FDIC that gave rise to the loan classifications included:

•	Weakening economic conditions in Oceanside Bank’s real estate market,
•	Inappropriate concentrations of commercial real estate, which was slightly over the regulatory guidelines at the time of the FDIC November 2008 Exam,
•	The likelihood of continued asset deterioration,
•	Loans with little or no principal reductions (including interest-only loans),
•	Loans originated to renovate or develop real estate where the project had stalled because of the significant downturn in Oceanside Bank’s trade area,
•	Slow or stalled sales of real estate collateral,
•	Marginal or insufficient collateral coverage, and
•	Strained borrower and/or guarantor cash flow and liquidity due to the recent downturn in the economy, the falling stock market, and rising unemployment.

Since the identification of classified assets by the FDIC in its November 2008 Exam, ABI has disposed of approximately 58% of the original balances (see below). Of this net reduction, approximately 43% was related to improved performance and risk-rating of the formerly classified loan and approximately 38% was attributable to charge-offs or write-downs taken on the classified assets. Of the $5.5 million of charge-offs and write-downs, two loans accounted for $4.2 million and one foreclosed real estate project totaled $1.1 million. The largest OREO classified asset, which started out at $2.4 million, has two remaining units under contract for sale at the end of the second quarter of 2010 with no additional losses anticipated. Subsequent to June 30, 2010, one of the two units under contract was sold and closed.

Based on ABI’s ongoing monitoring of the classified assets identified by the FDIC, ABI does not anticipate significant additional losses in excess of the specific reserves at June 30, 2010 (dollars in thousands):

	Amount	% of Write-downs/ Reserves to Total Remaining Balances
Remaining balances of loans identified by FDIC in November 2008 Exam	$11,794
Direct write-downs	—	—%
Subtotal	11,794
Specific reserves	(898)	8%
Net	$10,896

ABI is also ahead of the FDIC target of reducing these classified assets to below 85% of Tier 1 capital plus ALLL by reaching 79.4% in less than 180 days from the date of the Consent Order. While ABI cannot predict whether it will continue to meet these targets, the further reduction in ABI’s largest classified OREO project in the third quarter of 2010 should help meet the next target of 60% within 270 days of the Consent Order.

In developing the level of ALLL at each quarter end, ABI evaluated the substandard loans classified by the FDIC for impairment in the same manner as discussed elsewhere in this filing. Specifically, ABI obtains updated appraisals or evaluations periodically and assesses each quarter any needed reserves as required under ASC 310-10-35 (formerly SFAS No. 114, Accounting by Creditors for Impairment of a Loan). Throughout the quarter, ABI’s special assets officer monitors and updates values as needed. Since six loan relationships comprise 98% of the remaining classified loan balances of $11.8 million at June 30, 2010, ABI is able to give substantial attention and consideration of these specific loans in developing ABI’s ALLL calculation. Also, because, the balance in these loans classified by the FDIC declined more rapidly than scheduled in the Consent Order, these classified loans represent approximately 41% of the loans evaluated for impairment at June 30, 2010, and the level of specific reserves allocated to these loans of $898,000 was approximately 18% of the total ALLL at June 30, 2010.

Disposition of classified assets identified by FDIC in November 2008 Exam (through June 30, 2010)	Amount	% Composition of Reductions	% of Remaining to Original Loan Balances
Loans upgraded to non-classified status based on payment performance or other reduction(s) in credit weaknesses giving rise to initial classification by FDIC	$6,296	43%	26%
Charged-off or write-downs	5,457	38%	21%
Sales of other real estate owned and other foreclosed assets, net of write-downs	3,201	22%	13%
Advances, net of repayments	(472)	-3%	-2%
Net reductions	$14,482	100%	58%

Additional Disclosures — Higher Risk Loans.  Certain types of loans, such as option ARM products, junior lien mortgages, high loan-to-value ratio mortgages, interest only loans (which are generally associated with construction and development loans), subprime loans, and loans with initial teaser rates, can have a greater risk of non-collection than other loans. ABI has not engaged in the practice of lending in the subprime market or offering loans with initial teaser rates and option ARM products. A summary of ABI’s loan portfolio by loan type follows:

	As of June 30, 2010		As of December 31, 2009
	Amount	% of Total	Amount	% of Total
Real estate loans:
Construction, land development, and other land	$29,694	16%	$32,455	16%
1 – 4 family residential:
Secured by second liens	33,557	18%	33,281	16%
Home equity lines of credit and junior liens	21,130	11%	23,619	12%
Multifamily residential	1,525	1%	2,902	1%
Commercial	90,830	47%	93,455	47%
	176,736	93%	185,712	92%
Commercial loans	11,162	5%	11,703	6%
Consumer and other loans	2,995	2%	3,315	2%
Total loan portfolio	190,893	100%	200,730	100%
Less, deferred fees	(9)		(12)
Less, allowance for loan losses	(4,996)		(6,531)
Loans, net	$185,888		$194,187

Substantially all ABI’s loans are in its trade area and have been affected by economic and real estate trends in North Florida. ABI’s increases in past due loans, nonperforming assets, charge-offs, and allowance for loan losses over historical levels are directly related to declines in real estate activity, collateral values, and other negative economic trends such as rising unemployment. ABI monitors a number of key ratios to identify risks and focus management efforts to mitigate its exposure. ABI monitors loans in excess of federal supervisory loan-to-value limits. Such loans totaled $7.3 million and $9.2 million at June 30, 2010 and December 31, 2009, respectively. Delinquency amounts and delinquency amounts expressed as a percentage of total loans for each loan classification are as follows:

As of June 30, 2010	Past Due 30 – 89 Days and Still Accruing	% of Total Loans	Past Due 90 or More Days and Still Accruing	% of Total Loans	Nonaccrual Loans	% of Total Loans	Total Past Due Loans	% of Total Loans
Real estate:
Construction, land development and other land	$—	0.00%	$178	0.60%	$61	0.21%	$239	0.81%
1 – 4 family residential:
Secured by first liens	287	0.86%	271	0.81%	2,319	6.91%	2,877	8.58%
Home equity lines of credit and junior liens	227	1.07%	566	2.68%	777	3.68%	1,570	7.43%
Multifamily residential	—	0.00%	—	0.00%	—	0.00%	—	0.00%
Commercial	1,871	2.06%	922	1.02%	657	0.72%	3,450	3.80%
Total real estate	2,385	1.35%	1,937	1.10%	3,814	2.16%	8,136	4.61%
Commercial	117	1.05%	82	0.73%	—	0.00%	199	1.78%
Consumer and other loans	33	1.10%	10	0.33%	—	0.00%	43	1.43%
Total loans	$2,535	1.33%	$2,029	1.06%	$3,814	2.00%	$8,378	4.39%

As of December 31, 2009	Past Due 30 – 89 Days and Still Accruing	% of Total Loans	Past Due 90 or More Days and Still Accruing	% of Total Loans	Nonaccrual Loans	% of Total Loans	Total Past Due Loans	% of Total Loans
Real estate:
Construction, land development and other land	$89	0.27%	$7	0.02%	$2,019	6.22%	$2,115	6.51%
1 – 4 family residential:
Secured by first liens	154	0.46%	—	0.00%	2,603	7.82%	2,757	8.28%
Home equity lines of credit and junior liens	570	2.41%	—	0.00%	530	2.24%	1,100	4.65%
Multifamily residential	—	0.00%	—	0.00%	1,350	46.52%	1,350	46.52%
Commercial	543	0.58%	—	0.00%	213	0.23%	756	0.81%
Total real estate	1,356	0.73%	7	0.00%	6,715	3.62%	8,078	4.35%
Commercial	140	1.20%	—	0.00%	—	0.00%	140	1.20%
Consumer and other loans	58	1.75%	1	0.00%	—	0.00%	59	1.75%
Total loans	$1,554	0.77%	$8	0.00%	$6,715	3.35%	$8,277	4.12%

The following shows the increases (decreases) in delinquent loans at June, 2010, as compared with December 31, 2009.

Increase (Decreases)	Past Due 30 – 89 Days and Still Accruing	Past Due 90 or More Days and Still Accruing	Nonaccrual Loans	Total Past Due Loans
Real estate:
Construction, land development and other land	$(89)	$171	$(1,958)	$(1,876)
1 – 4 family residential:
Secured by first liens	133	271	(284)	120
Home equity lines of credit and junior liens	(343)	566	247	470
Multifamily residential	—	—	(1,350)	(1,350)
Commercial	1,328	922	444	2,694
Total real estate	1,029	1,930	(2,901)	58
Commercial	(23)	82	—	59
Consumer and other loans	(25)	9	—	(16)
Total loans	$981	$2,021	$(2,901)	$101

The following shows the increases (decreases) in delinquent loans at December 31, 2009, as compared with December 31, 2008. While ABI cannot predict future trends in delinquencies, ABI has noted improvements in commercial real estate loans and the overall reduction in loans past due 30 – 89 days will likely improve charge-offs over time.

Increase (Decreases)	Past Due 30 – 89 Days and Still Accruing	Past Due 90 or More Days and Still Accruing	Non-accrual Loans	Total Past Due Loans
Real estate:
Construction, land development and other land	$(1,014)	$(1,444)	$(1,774)	$(4,232)
1 – 4 family residential	494	—	1,495	1,989
Multifamily residential	—	—	1,350	1,350
Commercial	(1,197)	(205)	213	(1,189)
Total real estate	(1,717)	(1,649)	1,284	(2,082)
Commercial	(102)	—	—	(102)
Consumer and other loans	33	1	(28)	6
Total loans	$(1,786)	$(1,648)	$1,256	$(2,178)

ABI has been consistent in its practice of determining its allowance for loan losses with only minor refinements in establishing reserves for its performing loans. ABI considers the following in establishing reserves on loans other than impaired loans, which are assigned a specific reserve and/or charged-down to estimated fair value less costs to liquidate:

•	Recent historical loss data over the past five quarters is used as a starting point for estimating current losses;
•	ABI considers various economic and other qualitative factors affecting loan quality including changes in:
º	the volume (and trends) of delinquent and monitored loans,
º	lending policies,
º	underlying collateral values,
º	concentrations in risk and levels of concentration risks,

º	quality of internal and external loan reviews, which includes risk-rating ABI’s loans according to federal regulatory guidelines,
º	competition and regulatory factors,
º	lending staff experience,
º	business and economic conditions, and
º	other factors.
•	In developing loss factors, ABI considers both internal historical data and external data such as changes in leading economic indicators, consumer price indices, delinquencies, employment data, cap rates, occupancy levels, rental rates, and single-family homes and condominium sales prices and sales activity.

ABI maintains formal policies that it believes are consistent with federal regulatory guidance for identifying and quantifying risks related to loan quality and other related matters including but not limited to:

•	the frequency of internal and external loan reviews;
•	obtaining appraisals or evaluations for monitored loans;
•	classifying loans from accrual to nonaccrual status (which is typically done when a loan reaches 90 days past due unless well-secured and in process of collection);
•	recognizing loan charge-offs on impaired loans; and
•	exercising judgment in determining the allowance for loan losses consistent with generally accepted accounting principles.

ABI’s methodology for determining the ASC Topic 310, Subtopic 10 and ASC Topic 450, Subtopic 10 components of the ALLL tracks its four major loan pools. ABI’s board of directors has approved this methodology and ABI has undergone recent regulatory examinations that have agreed with the use of the four loan pools shown in the accompanying tables. Accordingly, ABI believes to further refine its methodology (and obtain historical data) would not meaningfully enhance its disclosures and would increase its costs to monitor its ALLL without any significant benefits.

Highly leveraged transactions generally include loans and commitments made in connection with recapitalizations, acquisitions, and leveraged buyouts, and result in the borrower’s debt-to-total assets ratio exceeding 75%. At December 31, 2005 – 2009, there were no loans qualified as highly leveraged transactions.

Loans restructured and in compliance with modified terms are commonly referred to as “debt restructurings.” A restructuring of debt constitutes a troubled debt restructuring (“TDR”) if a creditor for economic or legal reasons related to the debtor’s financial difficulties grants a concession to the debtor it would not otherwise consider. A summary of nonperforming assets and restructured loans follows.

Analysis of Nonperforming Assets (dollars in thousands):

	June 30, 2010	December 31, 2009
Nonaccrual loans
Construction, land development, and other land	$61	$2,019
1 – 4 family residential:
Secured by first liens	2,319	2,603
Home equity lines of credit and junior liens	777	530
Multifamily residential	—	1,350
Commercial	657	213
Total real estate	3,814	6,715
Commercial	—	—
Consumer and other loans	—	—
Total	$3,814	$6,715
Loans 90 days or more past due and still on accrual status
Construction, land development, and other land	$178	$7
1 – 4 family residential:
Secured by first liens	271	—
Home equity lines of credit and junior liens	566	—
Multifamily residential	—	—
Commercial	922	—
Total real estate	1,937	7
Commercial	82	—
Consumer and other loans	10	1
Total	$2,029	$8
Total nonperforming loans	$5,843	$6,723
Foreclosed real estate	2,497	1,727
Total nonperforming assets	$8,340	$8,450
Restructured loans
1 to 4 family	$6,358	$5,968
All other	13,104	11,404
Total restructured loans	$19,462	$17,372
Total nonperforming assets and restructured loans	$27,802	$25,822
Restructured loans included in nonaccrual loans above that are considered troubled debt restructurings	$1,652	$1,842
Ratios
Total loans	$190,884	$200,718
Total assets	$274,151	$297,366
Total nonperforming loans to total loans	3.06%	3.35%
Total nonperforming assets to total assets	3.04%	2.84%
Total nonperforming assets and restructured loans to total assets	10.14%	8.68%

Analysis of Nonperforming Assets (dollars in thousands):

	December 31,
	2009	2008	2007		2006		2005
Nonaccrual loans
Construction, land development, and other land	$2,019	$3,793		$4,008		$—		$—
1 – 4 family residential	3,133	1,638		1,919		—		—
Multifamily residential	1,350	—		—		—		—
Commercial	213	—		—		—		—
Total real estate	6,715	5,431		5,927		—		—
Commercial	—	—		295		53		202
Consumer and other loans	—	28		—		—		—
Total	$6,715	$5,459		$6,222		$53		$202
Loans 90 days or more past due and still on accrual status
Construction, land development, and other land	$—	$1,451		$—		$—		$—
1 – 4 family residential	7	—		—		—		—
Multifamily residential	—	—		—		—		—
Commercial	—	205		164		—		—
Total real estate	7	1,656		164		—		—
Commercial	—	—		—		—		—
Consumer and other loans	1	—		—		—		—
Total	$8	$1,656		$164		$—		$—
Total nonperforming loans	$6,723	$7,115		$6,386		$53		$202
Foreclosed real estate	1,727	3,421		—		—		—
Repossessed assets	—	75		9		13		—
Total nonperforming assets	$8,450	$10,611		$6,395		$66		$202
Restructured loans
1 to 4 family	$5,968	$692	$	*	$	*	$	*
All other	11,404	2,874		4,491		*		*
Total restructured loans	$17,372	$3,566	$	*	$	*	$	*
Total nonperforming assets and restructured loans	$25,822	$14,177		$10,886		$66		$202
Restructured loans included in nonaccrual loans above that are considered troubled debt restructurings	$1,842	$4,386		$782		$—		$—
Ratios
Total loans	$200,718	$207,029		$204,060		$177,708		$152,803
Total assets	$297,366	$267,973		$261,406		$243,497		$213,880
Total nonperforming loans to total loans	3.35%	3.44%		3.13%		0.04%		0.13%
Total nonperforming assets to total assets	2.84%	3.96%		2.45%		0.03%		0.09%
Total nonperforming assets and restructured loans to total assets	8.68%	5.29%		4.16%		0.03%		0.09%

*	Data not reported in 2006 – 2007 — not material

Allowance for Loan Losses

The amount charged to operations and the related balance in the allowance for loan losses is based upon periodic evaluations of the loan portfolio by management. These evaluations consider several factors including but not limited to, current economic conditions, loan portfolio composition, prior credit loss experience, trends in portfolio volume, and management’s estimation of future potential losses. Management believes that the allowance for loan losses is adequate.

The following is a summary of the activity in the ALLL for the periods presented below (dollars in thousands):

	For the Three Months Ended June 30, 2010	For the Six Months Ended June 30, 2010	For the Twelve Months Ended December 31, 2009
Allowance for loan losses at beginning of period	$6,651	$6,531	$3,999
Charge-offs for the period
Construction, land development, and other land	(28)	(589)	(135)
1 – 4 family residential:
Secured by first liens	(371)	(525)	(1,207)
Home equity lines of credit and junior liens	(685)	(685)	(110)
Multifamily residential	(650)	(650)	(2,040)
Commercial	—	—	(156)
Total real estate	(1,734)	(2,449)	(3,648)
Commercial	—	—	(39)
Consumer and other loans	(13)	(52)	(74)
Total charge-offs	(1,747)	(2,501)	(3,761)
Recoveries for the period
Construction, land development, and other land	—	—	—
1 – 4 family residential:
Secured by first liens	—	—	1
Home equity lines of credit and junior liens	—	—	—
Multifamily residential	—	—	—
Commercial	—	—	—
Total real estate	—	—	1
Commercial	—	—	11
Consumer and other loans	2	4	13
Total recoveries	2	4	25
Net charge-offs for the period	(1,745)	(2,497)	(3,736)
Provision for loan losses for the period	90	962	6,268
Allowance for loan losses at end of period	$4,996	$4,996	$6,531

The following is an analysis of the allowance for loan losses for 2005 – 2009 (dollars in thousands).

	December 31,
	2009	2008	2007	2006	2005
Allowance for loan losses at beginning of year	$3,999	$2,169	$1,599	$1,552	$1,296
Charge-offs for the year-to-date
Construction, land development, and other land	(135)	(190)	—	—	—
1 – 4 family residential	(1,317)	(679)	—	—	(36)
Multifamily residential	(2,040)	(1,110)	—	—	—
Commercial	(156)	—	—	—	—
Total real estate	(3,648)	(1,979)	—	—	(36)
Commercial	(39)	(501)	(49)	(169)	—
Consumer and other loans	(74)	(135)	(26)	(12)	(50)
Total charge-offs	(3,761)	(2,615)	(75)	(181)	(86)
Recoveries for the year-to-date
Construction, land development, and other land	—	—	—	—	—
1 – 4 family residential	1	—	—	—	1
Multifamily residential	—	—	—	—	—
Commercial	—	—	—	—	—
Total real estate	1	—	—	—	1
Commercial	11	19	11	31	—
Consumer and other loans	13	2	5	3	7
Total recoveries	25	21	16	34	8
Net charge-offs for the year-to-date	(3,736)	(2,594)	(59)	(147)	(78)
Provision for loan losses for the year-to-date	6,268	4,424	629	194	334
Allowance for loan losses at end of year	$6,531	$3,999	$2,169	$1,599	$1,552
Ratios
Total loans	$200,718	$207,029	$204,060	$177,708	$152,803
Average loans	$206,188	$203,675	$187,544	$167,883	$141,587
Nonperforming loans	$6,723	$7,155	$6,386	$53	$201
Total assets	$297,366	$267,973	$261,406	$243,497	$213,880
Ratio of net charge-offs to average loans outstanding	1.81%	1.27%	0.03%	0.09%	0.06%
Ratio of allowance for loan losses to period end loans	3.25%	1.93%	1.06%	0.90%	1.02%
Ratio of allowance for loan losses to nonperforming loans	97.14%	55.89%	33.96%	NM	NM

NM	Not meaningful

The specific allocations of the allowance for loan losses are based on management’s evaluation of the risks inherent in the specific portfolios for the dates indicated. Amounts in a particular category may be used to absorb losses if another category allocation proves to be inadequate.

Allocation of Allowance for Loan Losses (dollars in thousands):

	June 30, 2010			December 31, 2009
	Reserves for Impaired Loans(1)	Reserves for Loss Contingencies(2)	Total	Reserves for Impaired Loans(1)	Reserves for Loss Contingencies(2)	Total
Commercial real estate	$2,498	$217	$2,715	$3,547	$504	$4,051
Residential real estate	838	1,235	2,073	831	1,392	2,223
Total real estate	3,336	1,452	4,788	4,378	1,896	6,274
Commercial	10	56	66	—	194	194
Consumer and other loans	75	42	117	2	61	63
Unallocated	—	25	25	—	—	—
Totals	$3,421	$1,575	$4,996	$4,380	$2,151	$6,531

(1)	Reserves for impaired loans determined under ASC 310-10-35 (formerly SFAS No. 114, Accounting for Creditors for Impairment of a Loan)
(2)	Reserves for loss contingencies determined under ASB 450-20 (formerly SFAS No. 5, Accounting for Contingencies)

FAS 114At December 31,
	2009		2008		2007		2006		2005
	Amount	% of Loans to Total Loans	Amount	% of Loans to Total Loans	Amount	% of Loans to Total Loans	Amount	% of Loans to Total Loans	Amount	% of Loans to Total Loans
Commercial real estate	$3,547	63%	$1,114	62%	$124	68%	$8	68%	$22	66%
Residential real estate	831	29	140	30	366	23	8	23	112	23
Total real estate	4,378	92	1,254	92	490	91	16	91	134	89
Commercial	—	6	435	6	226	6	119	6	219	8
Consumer and other loans	2	2	28	2	12	3	23	3	37	3
Unallocated	—	—	—	—	—	—	—	—	—	—
Totals	$4,380	100%	$1,717	100%	$728	100%	$158	100%	$390	100%

FAS 5At December 31,
	2009		2008		2007		2006		2005
	Amount	% of Loans to Total Loans	Amount	% of Loans to Total Loans	Amount	% of Loans to Total Loans	Amount	% of Loans to Total Loans	Amount	% of Loans to Total Loans
Commercial real estate	$504	63%	$993	62%	$1,078	67%	$971	68%	$767	66%
Residential real estate	1,392	29	819	30	60	24	49	23	267	23
Total real estate	1,896	92	1,812	92	1,138	91	1,020	91	1,034	89
Commercial	194	6	383	6	193	6	242	6	93	8
Consumer and other loans	61	2	87	2	88	3	44	3	35	3
Unallocated	—	—	—	—	22	—	135	—	—	—
Totals	$2,151	100%	$2,282	100%	$1,441	100%	$1,441	100%	$1,162	100%

Total ALLLAt December 31,
	2009		2008		2007		2006		2005
	Amount	% of Loans to Total Loans	Amount	% of Loans to Total Loans	Amount	% of Loans to Total Loans	Amount	% of Loans to Total Loans	Amount	% of Loans to Total Loans
Commercial real estate	$4,051	63%	$2,107	62%	$1,202	67%	$979	68%	$789	66%
Residential real estate	2,223	29	959	30	426	24	57	23	379	23
Total real estate	6,274	92	3,066	92	1,628	91	1,036	91	1,168	89
Commercial	194	6	818	6	419	6	361	6	312	8
Consumer and other loans	63	2	115	2	100	3	67	3	72	3
Unallocated	—	—	—	—	22	—	135	—	—	—
Totals	$6,531	100%	$3,999	100%	$2,169	100%	$1,599	100%	$1,552	100%

Securities

Financial institutions classify their investment securities as either “held-to-maturity” or “available-for-sale.” Securities classified as held-to-maturity are carried at amortized or accreted cost and include those securities that a bank has the intent and ability to hold to maturity. Securities classified as available-for-sale, which are those securities that a bank intends to hold for an indefinite amount of time, but not necessarily to maturity, are carried at fair value with the unrealized holding gains or losses, net of taxes, reported as a component of the stockholders’ equity on a bank’s balance sheet. ABI’s investment securities consist of residential real estate mortgage investment conduits (“REMICs”) and residential mortgage pass-through securities (“MBS”) all of which are issued or guaranteed by U.S. Capital Government agencies such as FNMA, FHLMC, and GNMA. The following tables set forth the carrying amount of securities at the dates indicated.

Carrying Value of Investment Securities (dollars in thousands):

	At December 31,
	2009	2008	2007
Securities available-for-sale:
REMICs	$137	$2,699	$3,019
MBS	42,405	12,171	22,519
	42,542	14,870	25,538
Securities held-to-maturity:
Tax-exempt state, county, and municipal bonds	14,989	15,536	15,762
Balance, end of year	$57,531	$30,406	$41,300

Investment Securities at Amortized Cost (dollars in thousands):

	At December 31,
	2009	2008	2007
Securities available-for-sale:
REMICs	$134	$2,700	$2,983
MBS	42,428	12,171	22,691
	42,562	14,871	25,674
Securities held-to-maturity:
Tax-exempt state, county, and municipal bonds	14,989	15,536	15,762
Balance, end of year	$57,551	$30,407	$41,436

The following tables set forth the maturities (excluding principal paydowns on MBS) and the weighted average yields of securities by contractual maturities at December 31, 2009, 2008, and 2007.

Analysis of Investment Securities Available-for-Sale (dollars in thousands and average yield on a tax-equivalent basis):

	Due in One Year or Less		Due in One to Five Years		Due in Five to Ten Years		Due in Ten Years or More		Total
	Amount	Average Yield	Amount	Average Yield	Amount	Average Yield	Amount	Average Yield	Amount	Average Yield
At December 31, 2009:
REMICs	$—	—%	$137	3.67%	$—	—%	$—	—%	$137	3.67%
MBS	3,104	2.94%	4,949	4.36%	20,595	3.83%	13,757	3.92%	42,405	3.85%
	$3,104	2.94%	$5,086	4.34%	$20,595	3.83%	$13,757	3.92%	$42,542	3.85%
At December 31, 2008:
REMICs	$—	—%	$—	—%	$2,123	4.01%	$576	4.26%	$2,699	4.06%
MBS	639	3.77%	1,075	3.79%	973	4.93%	9,484	4.37%	12,171	4.33%
	$639	3.77%	$1,075	3.79%	$3,096	4.93%	$10,060	4.37%	$14,870	4.42%
At December 31, 2007:
REMICs	$—	—%	$—	—%	$—	—%	$3,019	5.64%	$3,019	5.64%
MBS	2,803	4.08%	2,356	3.85%	10,594	4.53%	6,766	4.90%	22,519	4.52%
	$2,803	4.08%	$2,356	3.85%	$10,594	4.53%	$9,785	4.90%	$25,538	4.56%

Analysis of Investment Securities Held-to-Maturity (dollars in thousands and average yield on a tax-equivalent basis):

	Due in One Year or Less		Due in One to Five Years		Due in Five to Ten Years		Due in Ten Years or More		Total
	Amount	Average Yield	Amount	Average Yield	Amount	Average Yield	Amount	Average Yield	Amount	Average Yield
At December 31, 2009:
Tax-exempt state, county, and municipal bonds	$—	—%	$271	4.70%	$1,163	4.84%	$13,555	4.22%	$14,989	4.28%
At December 31, 2008:
Tax-exempt state, county, and municipal bonds	$—	—%	$—	—%	$1,010	4.86%	$14,526	4.27%	$15,536	4.31%
At December 31, 2007:
Tax-exempt state, county, and municipal bonds	$—	—%	$—	—%	$1,057	4.77%	$14,705	3.97%	$15,762	4.02%

At December 31, the weighted average life in years was as follows:

	2009	2008	2007
Securities available-for-sale:
REMICs	1.7	2.6	14.0
MBS	9.6	21.0	9.5
Total	9.6	17.7	14.1
Securities held-to-maturity:
Tax-exempt state, county, and municipal bonds	17.0	18.4	17.6

Deposits

Deposits are the major source of ABI’s funds for lending and other investment purposes. Deposits are attracted principally from within ABI’s assessment area through the offering of a broad variety of deposit instruments including checking accounts, money market accounts, regular savings accounts, term certificate accounts (including “jumbo” certificates in denominations of $100,000 or more), and retirement savings plans.

Maturity terms, service charges, and withdrawal penalties are established by management on a periodic basis. The determination of rates and terms is predicated on loan funding and liquidity requirements, rates paid by competitors, growth goals, and federal regulations.

The FDIC regulations limit the ability of certain insured depository institutions to accept, renew, or rollover deposits by offering rates of interest that are significantly higher than the prevailing rates of interest on deposits offered by other insured depository institutions having the same type of charter in such depository institutions’ normal market area. Under these regulations, “well-capitalized” depository institutions may accept, renew, or rollover deposits at such rates without restriction, “adequately capitalized” depository institutions may accept, renew or rollover deposits at such rates with a waiver from the FDIC (subject to certain restrictions on payments and rates), and “undercapitalized” depository institutions may not accept, renew or rollover deposits at such rates. The regulations contemplate that the definitions of “well-capitalized,” “adequately capitalized” and “undercapitalized” will be the same as the definitions adopted by the agencies to implement the prompt corrective action provisions of applicable law. See “Business — Supervision and Regulation.” As of December 31, 2008, Oceanside Bank met the definition of a “well-capitalized” depository institution. However, as of December 31, 2009, Oceanside Bank no longer met the “well-capitalized” classification, and under the Consent Order is restricted on rates and types of deposits ABI can accept, renew, or rollover. For this reason, ABI has increased its liquid assets to repay certain deposits as they mature.

ABI’s primary source of funds is deposit accounts that include both interest- and noninterest-bearing demand, savings, and time deposits under $100,000 (referred to as “core deposits”). At December 31, 2009, 2008, and 2007, these core deposits accounted for approximately 83%, 78%, and 73%, respectively, of all deposits. At December 31, 2009, time deposits under $100,000 accounted for approximately 37% of these core deposits as compared with money market deposits at 41% and noninterest-bearing demand deposits at 16%. This compares with 2008 levels of 50%, 15%, and 23%, respectively, and with 2007 levels of 55%, 23%, and 17%, respectively. At December 31, 2009, 2008, and 2007, jumbo certificates of deposit (time deposits $100,000 and greater) represented approximately 17%, 22%, and 27%, respectively, of total deposits. At December 31, 2009, 2008, and 2007, time deposits outstanding in an individual amount of $100,000 or more totaled $46,665,000, $51,771,000, and $57,785,000, respectively.

Interest-bearing demand accounts, consisting of NOW and money market accounts, averaged $88,744,000 for the year ended 2009, $42,108,000 for the year ended 2008, and $42,858,000 for the year ended 2007, or approximately 34%, 19%, and 21% of average total deposits in 2009, 2008, and 2007, respectively.

Distribution of Deposit Accounts by Type (dollars in thousands):

	At December 31,
	2009		2008		2007
	Amount	% of Deposits	Amount	% of Deposits	Amount	% of Deposits
Demand deposits	$35,409	13.1%	$43,017	17.9%	$27,278	12.5%
NOW deposits	11,455	4.2	20,208	8.4	4,440	2.1
Money market deposits	90,573	33.6	27,981	11.7	36,835	16.9
Savings deposits	2,702	1.0	2,892	1.2	2,800	1.3
Subtotal	140,139	51.9	94,098	39.2	71,353	32.8
Certificates of deposit:
0.00% – 0.99%	236	0.1	—	0.0	—	0.0
1.00% – 1.99%	27,485	10.2	—	0.0	—	0.0
2.00% – 2.99%	60,956	22.6	6,250	2.6	—	0.0
3.00% – 3.99%	21,895	8.1	69,932	29.2	950	0.4
4.00% – 4.99%	8,887	3.3	42,947	17.9	40,953	18.8
5.00% – 5.99%	10,428	3.8	26,669	11.1	104,275	48.0
Less fees on brokered deposits	(42)	0.0	(52)	0.0	(40)	0.0
Total certificates of deposit(1)	129,845	48.1	145,746	60.8	146,138	67.2
Total deposits	$269,984	100.0%	$239,844	100.0%	$217,491	100.0%

(1)	Includes retirement accounts (in thousands) totaling $4,924, $4,047, and $5,281, in 2009, 2008, and 2007, respectively, all of which were in the form of certificates of deposit.

Average Deposits and Average Rates (dollars in thousands):

	At December 31,
	2009		2008		2007
	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Demand, money market and NOW deposits	$123,182	1.24%	$69,612	1.43%	$72,193	2.33%
Savings deposits	2,858	0.99	2,988	1.10	3,751	1.49
Certificates of deposit	138,791	3.39	146,595	4.60	129,313	5.20
Total deposits	$264,831	2.37%	$219,195	3.54%	$205,257	4.12%

Time Deposits of $100,000 or more with remaining maturities of (dollars in thousands):

	December 31,
	2009	2008	2007
Due in three months or less	$12,167	$21,648	$20,720
Over three through twelve months	27,274	21,122	22,686
Over twelve months through three years	5,871	8,501	11,561
Over three years	1,353	500	2,818
	$46,665	$51,771	$57,785

Certificates of Deposits by Rate and Maturity Date (dollars in thousands):

	Year Ending December 31,
	2010	2011	2012	2013	2014+	Total
At December 31, 2009:
0.00% – 0.99%	$236	$—	$—	$—	$—	$236
1.00% – 1.99%	26,860	625	—	—	—	27,485
2.00% – 2.99%	43,385	11,425	5,068	—	1,078	60,956
3.00% – 3.99%	20,934	629	5	230	97	21,895
4.00% – 4.99%	7,770	768	60	289	—	8,887
5.00% – 5.99%	6,229	3,796	403	—	—	10,428
Less fees on brokered deposits	(42)	—	—	—	—	(42)
Total certificates of deposit	$105,372	$17,243	$5,536	$519	$1,175	$129,845

	Year Ending December 31,
	2009	2010	2011	2012	2013+	Total
At December 31, 2008:
1.00% – 1.99%	$—	$—	$—	$—	$—	$—
2.00% – 2.99%	6,036	213	1	—	—	6,250
3.00% – 3.99%	51,461	17,772	476	—	223	69,932
4.00% – 4.99%	34,078	7,765	761	57	286	42,947
5.00% – 5.99%	16,316	6,192	3,749	412	—	26,669
Less fees on brokered deposits	(52)	—	—	—	—	(52)
Total certificates of deposit	$107,839	$31,942	$4,987	$469	$509	$145,746

	Year Ending December 31,
	2008	2009	2010	2011	2012+	Total
At December 31, 2007:
1.00% – 1.99%	$—	$—	$—	$—	$—	$—
2.00% – 2.99%	—	—	—	—	—	—
3.00% – 3.99%	446	504	—	—	—	950
4.00% – 4.99%	30,952	8,762	1,172	11	56	40,953
5.00% – 5.99%	77,138	15,690	6,662	4,377	408	104,275
Less fees on brokered deposits	(23)	(17)	—	—	—	(40)
Total certificates of deposit	$108,513	$24,939	$7,834	$4,388	$464	$146,138

Short-Term and Long-Term Debt

Other Borrowings (dollars in thousands):

	December 31,
	2009	2008	2007
Customer repurchase agreements	$—	$—	$13,816
Federal funds purchased	—	—	4,372
FHLB of Atlanta advances	12,300	6,300	2,300
Junior subordinated debentures	3,093	3,093	3,093
	$15,393	$9,393	$23,581

Customer Repurchase Agreements.  Oceanside Bank has sold securities under an agreement to repurchase, which effectively collateralizes overnight borrowings. At December 31, 2009, no borrowings were outstanding and no securities were sold under agreements to repurchase.

FHLB of Atlanta Advances.  Oceanside Bank has obtained advances from FHLB totaling $12.3 million collateralized by Oceanside Bank’s FHLB capital stock in the amount of $1,126,000 and a blanket lien on eligible qualifying government securities with original par values of $19.0 million and current market values of $13.9 million at June 30, 2010. Prior to February 4, 2010, Oceanside Bank had pledged qualifying mortgages. $4.3 million of the advances mature in 2010, and $8.0 million mature in 2012. The advances have fixed interest rates ranging from 1.91% to 4.45%.

Junior Subordinated Debentures.  On September 15, 2005, ABI issued $3,093,000 of fixed-rate junior subordinated debentures (the “debt securities”) to Atlantic BancGroup Statutory Trust I, a statutory trust created under the laws of the State of Delaware. These debt securities are subordinated to effectively all borrowings of ABI and are due and payable in 30 years.

Other Short-term Borrowings.  Oceanside Bank purchases federal funds for liquidity needs during the year. At December 31, 2009, 2008, and 2007, federal fund purchases were $-0-, $-0-, and $4,372,000, respectively.

Selected Data for Other Borrowings (dollars in thousands):

	2009	2008	2007
Interest rate at end of period
Customer repurchase agreements (federal funds rate less 25 basis points)	—%	—%	4.000%
FHLB of Atlanta advances (fixed rate convertible debt)	4.450%	4.450%	4.450%
FHLB of Atlanta advances (fixed rate fixed debt)	1.910%	1.990%	—%
FHLB of Atlanta advances (fixed rate fixed debt)	2.300%	—%	—%
Junior subordinated debentures (fixed rate for five years)	5.886%	5.886%	5.886%
Other short-term borrowings (federal funds purchased)	—%	—%	4.600%
Average balances during the period
Customer repurchase agreements	$—	$10,960	$15,054
FHLB of Atlanta advances	$12,738	$4,545	$2,300
Junior subordinated debentures	$3,093	$3,093	$3,093
Other short-term borrowings (federal funds purchased)	$2	$2,445	$2,441
Weighted average interest rate
Customer repurchase agreements	—%	1.88%	4.81%
FHLB of Atlanta advances	2.74%	3.30%	4.45%
Junior subordinated debentures	5.89%	5.89%	5.89%
Other short-term borrowings (federal funds purchased)	—%	3.27%	4.64%
Short-term borrowings (customer repurchase agreements and federal funds purchased)
Balance at end of period	$—	$—	$18,188
Weighted average interest rate at end of period	—%	—%	4.00%
Maximum amount outstanding at month end during the period	$200	$22,159	$26,184
Average amount outstanding during the period	$2	$13,405	$17,495
Weighted average interest rate during the period	—%	2.13%	4.78%

Interest Expense for Other Borrowings (dollars in thousands):

	December 31,
	2009	2008	2007
Customer repurchase agreements	$—	$206	$724
FHLB of Atlanta advances	349	149	104
Junior subordinated debentures	183	185	185
Other short-term borrowings (federal funds purchased)	—	80	113
	$532	$620	$1,126

Liquidity

Liquidity management involves monitoring the sources and uses of funds in order to meet ABI’s day-to-day cash flow requirements while maximizing profits. Liquidity represents the ability of a company to convert assets into cash or cash equivalents without significant loss and to raise additional funds by increasing liabilities. Liquidity management is made more complicated because different statements of financial condition components are subject to varying degrees of management control. For example, the timing of maturities of the investment portfolio is very predictable and subject to a high degree of control at the time investment decisions are made. However, net deposit inflows and outflows are far less predictable and are not subject to the same degree of control. Asset liquidity is provided by cash and assets that are readily marketable, which can be pledged, or which will mature in the near future. Liability liquidity is provided by access to core funding sources, principally the ability to generate customer deposits in ABI’s market area. In addition, liability liquidity is provided through the ability to borrow against approved lines of credit (federal funds purchased) from correspondent banks and to borrow on a secured basis through securities sold under agreements to repurchase.

ABI’s principal source of funds comes from Oceanside Bank’s operations, including net increases in deposits, principal and interest payments on loans, and proceeds from sales and maturities of investment securities. ABI uses its capital resources principally to fund existing and continuing loan commitments, purchase investment securities, and meet other contractual obligations.

Liquidity management involves meeting the funds flow requirements of customers who may either be depositors wanting to withdraw funds, or borrowers needing assurance that sufficient funds will be available to meet their credit needs. Liquid assets consist of vault cash, securities, and principal paydowns of other interest-earning assets. ABI’s principal sources of asset liquidity are federal funds sold and the securities portfolio, including principal paydowns from residential mortgage pass-through securities. In 2009, 2008, and 2007, principal paydowns from residential mortgage pass-through securities totaled $6,778,000, $7,163,000, and $6,601,000, respectively.

Other sources of funds are principal paydowns and maturities in the loan portfolio. The contractual loan maturity table herein illustrates the maturities of loans receivable at December 31, 2009.

ABI also has sources of liability liquidity that include core deposits as previously discussed and access to borrowed funds including overnight federal funds and customer repurchase agreements. At December 31, 2009, ABI had approximately $10.0 million available from these sources. As mentioned elsewhere, increased competition for all funding sources has reduced ABI’s liquidity.

At December 31, 2009, 2008, and 2007, ABI’s liquidity ratio of liquid assets to transaction deposit accounts was 25.2%, 20.5%, and 10.9%, respectively. Management believes that ABI’s liquidity is sufficient to meet its anticipated needs. At December 31, 2009, brokered deposits totaled $19,098,000, which represented 7.1% of total deposits.

ABI expects to meet its liquidity needs with:

•	Available cash, including both interest and noninterest-bearing balances, and federal funds sold, which totaled $33.1 million at June 30, 2010;
•	The repayment of loans, which include loans with a remaining maturity or repricing of one year or less (excluding those in nonaccrual status) totaling $73.3 million;
•	Proceeds of unpledged securities available-for-sale and principal repayments from mortgage-backed securities;
•	Retention of and growth in deposits; and
•	If necessary, borrowing against approved lines of credit and other alternative funding strategies.

Short-Term Investments.  Short-term investments (which consist of federal funds sold, interest-bearing deposits, and investment securities maturing in three months or less) were $24.8 million at June 30, 2010, as compared to $31.7 at December 31, 2009. ABI regularly reviews its liquidity position and has implemented internal policies that establish guidelines for sources of asset-based liquidity and limit the total amount of purchased funds used to support the statement of financial condition and funding from non-core sources. To further enhance ABI’s liquidity, ABI has developed alternative funding strategies that have been approved by ABI’s board of directors. At June 30, 2010, alternate funding strategies included (dollars in thousands):

Lines of credit to purchase federal funds:
Secured	$8,000
Unsecured	1,000
Federal Reserve discount window(1)	3,131
$12,131

(1)	Subject to prior approval

Emergency Economic Stabilization Act of 2008.  In October 2008, the Emergency Economic Stabilization Act of 2008 (“EESA”) was signed into law. The EESA temporarily revises the federal deposit insurance laws by increasing the basic deposit insurance coverage from $100,000 to $250,000 per depositor. With the passage of the Wall Street Reform and Consumer Protection Act on July 21, 2010, the FDIC insurance limit of $250,000 per depositor per insured bank has been made permanent. The EESA also authorized the United States Department of the Treasury to implement programs to provide financial assistance and/or support to financial institutions. ABI has not participated in any such programs.

Deposits and Other Sources of Funds.  In addition to deposits, the sources of funds available for lending and other business purposes include loan repayments, loan sales, securities sold under agreements to repurchase, and advances under lines of credit to purchase federal funds. Loan repayments are a relatively stable source of funds, while deposit inflows and outflows are influenced significantly by general interest rates and money market conditions. Borrowings may be used on a short-term basis to compensate for reductions in other sources, such as deposits at less than projected levels.

Core Deposits.  Core deposits, which exclude certificates of deposit of $100,000 or more, provide a relatively stable funding source for ABI’s loan portfolio and other earning assets. ABI had core deposits totaling $173.3 million at June 30, 2010, and $223.3 million at December 31, 2009, a decrease of 22.4%. This decrease in core deposits was attributed to:

•	ABI’s liquidity targets were met without renewing higher-priced deposits as they matured and were settled;
•	A shift of core deposits (money market and NOW accounts) to higher-priced time deposits, $100,000 and over; and
•	The overall reduction in total assets of $23.2 million.

Customers with large certificates of deposit tend to be extremely sensitive to interest rate levels, making these deposits less reliable sources of funding for liquidity planning purposes than core deposits. Some financial institutions acquire funds in part through large certificates of deposit obtained through brokers. These brokered deposits have been historically expensive and unreliable as long-term funding sources. Pursuant to the Consent Order, ABI is prohibited, throughout the life of the Consent Order, from accepting, renewing, or rolling over any brokered deposits, and must comply with the restrictions on the effective yields on deposits exceeding national averages. Brokered certificates of deposit issued by ABI totaled $13.2 million at June 30, 2010, and $19.1 million at December 31, 2009, a decrease of 30.9%.

ABI uses its resources principally to fund existing and continuing loan commitments and to purchase investment securities. At June 30, 2010, ABI had commitments to extend credit totaling $8.8 million, and had issued, but unused, standby letters of credit of $1.2 million for the same period. In addition, scheduled maturities of certificates of deposit during the twelve months following June 30, 2010, total $111.0 million. ABI believes that resources exist to fund all its anticipated commitments.

Capital.  ABI is subject to various regulatory capital requirements administered by the federal and state banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on ABI’s financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective actions, ABI must meet specific capital guidelines that involve quantitative measures of its assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices. The capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors. FDIC’s Prompt Corrective Action regulations are not applicable to bank holding companies.

Quantitative measures established by regulation to ensure capital adequacy require ABI to maintain minimum amounts and ratios (set forth in the following table) of total and Tier 1 capital to risk-weighted assets and of Tier 1 capital to average assets (as defined in the regulations). At June 30, 2010, Oceanside Bank’s actual capital amounts and percentages are presented in the following table (dollars in thousands):

	Actual		Required by Consent Order
	Amount	%	Amount	%
Total capital to risk-weighted assets	$15,110	8.20%	$20,274	11.00%
Tier 1 capital to risk-weighted assets	$12,773	6.93%	—	—
Tier 1 capital to average assets	$12,773	4.64%	$22,021	8.00%

At June 30, 2010, Oceanside Bank did not meet the required ratios under the Consent Order. Notes 1 and 9 to ABI’s consolidated financial statements included in this Proxy Statement discuss events that may affect Oceanside Bank’s required level of capital to maintain in the future.

Off-Balance Sheet Arrangements and Contractual Obligations

Contractual Commitments (dollars in thousands)

	December 31,
	2009	2008	2007
Commitments to originate loans
Residential real estate	$3,630	$4,983	$8,796
Commercial real estate, construction, and land development secured by real estate	1,186	2,186	12,099
Other unused commitments	4,548	3,311	7,462
Total commitments to originate loans	9,364	10,480	28,357
Financial standby letters of credit	1,174	1,701	2,084
Total contractual commitments	$10,538	$12,181	$30,441

Contractual Obligations (dollars in thousands)

	1 Year or Less	Years 2 and 3	Years 4 and 5	After 5 Years	Total
Deposits without a stated maturity	$140,139	$—	$—	$—	$140,139
Certificates of deposit and other time deposits	105,372	22,779	1,694	—	129,845
Federal Home Loan Bank advances	4,300	8,000	—	—	12,300
Junior subordinated debentures	—	—	—	3,093	3,093
Operating leases	332	252	182	862	1,628
Total contractual obligations	$250,143	$31,031	$1,876	$3,955	$287,005

Management believes that ABI has adequate resources to fund all its commitments and contractual obligations. If so desired, ABI can adjust the rates and terms on certificates of deposit and other deposit accounts to attract deposits and fund additional commitments (subject to Consent Order restrictions). Other alternative funding sources include additional overnight purchases of federal funds and customer repurchase agreements, if necessary. ABI also maintain investments that could be liquidated if needed.

Capital Resources

Historically, ABI has placed a significant emphasis on maintaining a strong capital base. The capital resources consist of two major components of regulatory capital, stockholders’ equity and the allowance for loan losses. Current capital guidelines issued by federal regulatory authorities require a company to meet minimum risk-based capital ratios in an effort to make regulatory capital more responsive to the risk exposure related to a company’s on- and off-balance sheet items.

Risk-based capital guidelines re-define the components of capital, categorize assets into risk classes, and include certain off-balance sheet items in the calculation of capital requirements. The components of risk-based capital are segregated as Tier 1 and total risk-based capital. Tier 1 capital is composed of total stockholders’ equity reduced by goodwill, other intangible assets, and certain limitations on the levels of ALLL and deferred tax assets. Total risk-based capital includes Tier 1 capital plus the allowable portion of the allowance for loan losses and any qualifying debt obligations. Regulators also have adopted minimum requirements of 4% of Tier 1 capital and 8% of risk-adjusted assets in total capital. However, under the Consent Order ABI must maintain a ratio of 11% of risk-adjusted assets to total capital.

ABI is also subject to leverage capital requirements. This requirement compares capital (using the definition of Tier 1 capital) to balance sheet assets and is intended to supplement the risk-based capital ratio in measuring capital adequacy. The guidelines set a minimum leverage ratio of 3% for depository institutions that are highly rated in terms of safety and soundness, and which are not experiencing or anticipating any significant growth. Other depository institutions are expected to maintain capital levels of at least 1% or 2% above the minimum. However, under the Consent Order, ABI must maintain an 8% Tier 1 leverage ratio. ABI’s actual capital amounts, capital ratios, and leverage ratios at December 31, 2009, 2008, and 2007 (Oceanside Bank Only), are reflected in the table below.

Capital Ratios (dollars in thousands):

	Oceanside Bank Only
	At December 31,
	2009	2008	2007
Tier 1 capital
Stockholder’s equity	$12,797	$19,899	$21,831
Plus, qualifying trust preferred securities	—	—	—
Plus, unrealized losses on AFS securities	13	1	84
Less disallowed deferred taxes for risk-based capital only	—	(845)	—
Less intangible assets	—	—	—
	12,810	19,055	21,915
Tier 2 capital
Allowable portion of allowance for loan losses and off-balance sheet commitments	2,551	2,665	2,200
Total risk-based capital	$15,361	$21,720	$24,115
Total risk-weighted assets	$200,062	$211,883	$234,940
Tier 1 risk-based capital ratio	6.40%	8.99%	9.33%
Total risk-based capital ratio	7.68%	10.25%	10.26%
Average total assets for leverage capital purposes	$315,347	$262,982	$257,067
Tier 1 leverage ratio	4.06%	7.25%	8.53%

Accordingly, at December 31, 2009, ABI did not meet the capital ratios required in the Consent Order of total risk-based capital of 11% and Tier 1 leverage ratio of 8%.

Trust Preferred Securities.  On September 15, 2005, ABI entered into a transaction commonly referred to as trust preferred securities. Subject to percentage limitations, the proceeds from the issuance of trust preferred securities are considered Tier 1 capital for regulatory purposes, which totaled $3.0 million (net of ABI’s investment in the unconsolidated subsidiary). However, as a result of the issuance of FIN 46 and FIN 46R, the trust subsidiary is not consolidated in these financial statements, and therefore the proceeds received by ABI from the trust subsidiary are reported as junior subordinated debentures. In 2005, the Federal Reserve Board ruled that, notwithstanding the deconsolidation of such trusts, junior subordinated debentures, such as those issued by ABI, may continue to constitute up to 25% of a bank holding company’s Tier 1 capital. During the second quarter of 2009, ABI discontinued paying the interest on the junior subordinated debentures and owed $109,000 at December 31, 2009.

Capital Analysis:

	For the Year Ended December 31,
	2009	2008	2007
Average equity as a percentage of average assets	5.31%	7.14%	7.30%
Equity to total assets at end of year	3.26	6.32	7.21
Return on average equity	-45.70	-10.37	7.77
Return on average assets	-2.43	-0.74	0.57
Noninterest expenses to average assets	2.85	2.94	2.59

Stockholders’ equity is adjusted for the effect of unrealized appreciation or depreciation, net of tax, on securities classified as available-for-sale. Stockholders’ equity decreased $7,252,000 and $1,924,000 in 2009 and 2008, respectively, and increased $1,605,000 in 2007, as follows (dollars in thousands):

	2009	2008	2007
Net income (loss)	$(7,240)	$(1,927)	$1,406
Change in unrealized gains (losses) on available-for-sale securities	(12)	83	199
Implementation of EITF 06-4 for indexed retirement plan	—	(80)	—
	$(7,252)	$(1,924)	$1,605
Return on average equity	-45.70%	-10.37%	7.77%

The decrease in return on average equity in 2009 and 2008 is the result of lower earnings for each year due to a decrease in net interest income resulting from increased competition for deposits and lower yields on interest-earning assets and the increased allowances for loan losses to reflect higher nonperforming loans and lower collateral values particularly in the real estate market in which ABI operates. For 2009, earnings were further depressed by the establishment of a deferred tax asset valuation allowance totaling $2.8 million.

Market Price and Dividends on ABI’s Common Stock

ABI’s common stock is traded on NASDAQ under the symbol “ATBC.” Prior to October 28, 1999, the shares of ABI’s common stock were not actively traded, and such trading activity, as it occurred, took place in privately negotiated transactions. On October 28, 1999, ABI’s common stock was approved for quotation on the Over-the-Counter Bulletin Board, and on August 29, 2003, ABI’s common stock commenced its listing on the NASDAQ Capital Market. As of September 21, 2010 the closing price of ABI’s common stock was $2.57. As of May 7, 2010, the last business day before JBI and ABI announced their entry into the Merger Agreement, the closing price of ABI’s common stock was $4.41. As of September 17, 2010, the last business day before JBI and ABI announced their entry into the amendment to the original Merger Agreement, the closing price of ABI’s common stock was $2.42.

The following table shows the high and low closing sale prices of ABI’s common stock for each quarter of 2008 and 2009, and first two quarters of 2010.

	High	Low
2010
First Quarter	$3.84	$3.02
Second Quarter	$6.33	$1.98
2009
First Quarter	$6.26	$4.00
Second Quarter	6.14	3.71
Third Quarter	6.10	4.05
Fourth Quarter	6.90	3.14
2008
First Quarter	$17.80	$14.29
Second Quarter	16.44	12.57
Third Quarter	13.75	5.09
Fourth Quarter	10.00	5.75

As of September 10, 2010, ABI had 1,247,516 outstanding shares of common stock, held by approximately 553 registered shareholders of record.

ABI has never paid a cash dividend on its common stock. ABI anticipates that for the foreseeable future, any earnings will be retained for capital. Accordingly, ABI does not anticipate paying cash dividends on its common stock in the foreseeable future. The payment of future dividends will be at the sole discretion of the ABI’s board of directors and will depend on, among other things, future earnings, capital requirements, and ABI’s general financial and business condition.

Furthermore, the ability to pay dividends to ABI’s shareholders depends primarily on dividends received from Oceanside Bank and is further restricted by the written agreement with the Reserve Bank. Oceanside Bank’s ability to pay dividends is limited by federal and state banking regulations based upon Oceanside Bank’s profitability and other factors and the consent order. At September 10, 2010, no retained earnings were available to pay dividends to ABI.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

REGULATORY CONSIDERATIONS

JBI must comply with state and federal banking laws and regulations that control virtually all aspects of its operations. These laws and regulations generally aim to protect its depositors, not its shareholders or its creditors. Any changes in applicable laws or regulations may materially affect its business and prospects. Such legislative or regulatory changes may also affect its operations. The following description summarizes some of the laws and regulations to which JBI is subject. References to applicable statutes and regulations are brief summaries, do not purport to be complete, and are qualified in their entirety by reference to such statutes and regulations.

JBI

JBI is registered with the Board of Governors of the Federal Reserve System as a financial holding company under Gramm-Leach-Bliley Act (the “GLB Act”) and is registered with the Federal Reserve as a bank holding company under the Bank Holding Company Act of 1956 (the “BHCA”). As a result, JBI is subject to supervisory regulation and examination by the Federal Reserve. The GLB Act, or the BHCA, and other federal laws subject financial holding companies to particular restrictions on the types of activities in which they may engage, and to a range of supervisory requirements and activities, including regulatory enforcement actions for violations of laws and regulations.

Permitted Activities

The GLB Act, enacted on November 12, 1999, amended the BHCA by: (i) allowing bank holding companies that qualify as “financial holding companies” to engage in a broad range of financial and related activities; (ii) allowing insurers and other financial service companies to acquire banks; (iii) removing restrictions that applied to bank holding company ownership of securities firms and mutual fund advisory companies; and (iv) establishing the overall regulatory scheme applicable to bank holding companies that also engage in insurance and securities operations. The general effect of the law was to establish a comprehensive framework to permit affiliations among commercial banks, insurance companies, securities firms, and other financial service providers. Activities that are financial in nature are broadly defined to include not only banking, insurance, and securities activities, but also merchant banking and additional activities that the Federal Reserve, in consultation with the Secretary of the Treasury, determines to be financial in nature, incidental to such financial activities, or complementary activities that do not pose a substantial risk to the safety and soundness of depository institutions or the financial system generally.

In contrast to financial holding companies, bank holding companies are limited to managing or controlling banks, furnishing services to or performing services for its subsidiaries, and engaging in other activities that the Federal Reserve determines by regulation or order to be so closely related to banking or managing or controlling banks as to be a proper incident thereto. Except for the activities relating to financial holding companies permissible under the GLB Act, these restrictions apply to JBI. In determining whether a particular activity is permissible, the Federal Reserve must consider whether the performance of such an activity reasonably can be expected to produce benefits to the public that outweigh possible adverse effects. Possible benefits include greater convenience, increased competition, and gains in efficiency. Possible adverse effects include undue concentration of resources, decreased or unfair competition, conflicts of interest, and unsound banking practices. Despite prior approval, the Federal Reserve may order a bank holding company or its subsidiaries to terminate any activity or to terminate ownership or control of any subsidiary when the Federal Reserve has reasonable cause to believe that a serious risk to the financial safety, soundness or stability of any bank subsidiary of that bank holding company may result from such an activity.

Changes in Control

Subject to certain exceptions, the BHCA and the Change in Bank Control Act, together with the applicable regulations, require Federal Reserve approval (or, depending on the circumstances, no notice of disapproval) prior to any person or company acquiring “control” of a bank or bank holding company. A conclusive presumption of control exists if an individual or company acquires the power, directly or indirectly, to direct the management or policies of an insured depository institution or to vote 25% or more of any class of voting securities of any insured depository institution. A rebuttable presumption of control exists if a person or company acquires 10% or more but less than 25% of any class of voting securities of an insured depository institution and either the institution has registered securities under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or no other person will own a greater percentage of that class of voting securities immediately after the acquisition.

As a bank holding company, JBI is required to obtain prior approval from the Federal Reserve before (i) acquiring all or substantially all of the assets of a bank or bank holding company, (ii) acquiring direct or indirect ownership or control of more than 5% of the outstanding voting stock of any bank or bank holding company (unless JBI owns a majority of such bank’s voting shares), or (iii) merging or consolidating with any other bank or bank holding company. In determining whether to approve a proposed bank acquisition, federal bank regulators will consider, among other factors, the effect of the acquisition on competition, the public benefits expected to be received from the acquisition, the projected capital ratios and levels on a post-acquisition basis, and the acquiring institution’s record of addressing the credit needs of the communities it serves, including the needs of low and moderate income neighborhoods, consistent with the safe and sound operation of the bank, under the Community Reinvestment Act of 1977.

Under Florida law, a person or entity proposing to directly or indirectly acquire control of a Florida bank must first obtain permission from the Florida Office of Financial Regulation (the “OFR”). Florida statutes define “control” as either (i) indirectly or directly owning, controlling or having power to vote 25% or more of the voting securities of a bank; (ii) controlling the election of a majority of directors of a bank; (iii) owning, controlling, or having power to vote 10% or more of the voting securities as well as directly or indirectly exercising a controlling influence over management or policies of a bank; or (iv) as determined by the OFR. These requirements affect JBI because Jacksonville Bank is chartered under Florida law and changes in control of JBI are indirect changes in control of Jacksonville Bank.

Tying

Bank holding companies and their affiliates are prohibited from tying the provision of certain services, such as extending credit, to other services or products offered by the holding company or its affiliates, such as deposit products.

Capital; Dividends; Source of Strength

The Federal Reserve imposes certain capital requirements on bank holding companies under the BHCA, including a minimum leverage ratio and a minimum ratio of “qualifying” capital to risk-weighted assets. These requirements are described below under “Capital Regulations.” Subject to its capital requirements and certain other restrictions, JBI is able to borrow money to make a capital contribution to Jacksonville Bank, and such loans may be repaid from dividends paid from Jacksonville Bank to JBI.

The ability of Jacksonville Bank to pay dividends, however, is subject to regulatory restrictions that are described below under “Dividends.” JBI is also able to raise capital for contributions to Jacksonville Bank by issuing securities without having to receive regulatory approval, subject to compliance with federal and state securities laws.

In accordance with Federal Reserve policy, JBI is expected to act as a source of financial strength to Jacksonville Bank and to commit resources to support Jacksonville Bank in circumstances in which JBI might not otherwise do so. In furtherance of this policy, the Federal Reserve may require a bank holding company to terminate any activity or relinquish control of a nonbank subsidiary (other than a nonbank subsidiary of a bank) upon the Federal Reserve’s determination that such activity or control constitutes a serious risk to the financial soundness or stability of any subsidiary depository institution of the financial holding company. Further, federal bank regulatory authorities have additional discretion to require a financial holding company to divest itself of any bank or nonbank subsidiary if the agency determines that divestiture may aid the depository institution’s financial condition.

The Jacksonville Bank

Jacksonville Bank is a banking institution that is chartered by and headquartered in the State of Florida, and it is subject to supervision and regulation by the OFR. The OFR supervises and regulates all areas of Jacksonville Bank’s operations including, without limitation, the making of loans, the issuance of securities, the conduct of Jacksonville Bank’s corporate affairs, the satisfaction of capital adequacy requirements, the payment of dividends, and the establishment or closing of branches. Jacksonville Bank is also a member bank of the Federal Reserve System, which makes Jacksonville Bank’s operations subject to broad federal regulation and oversight by the Federal Reserve. In addition, Jacksonville Bank’s deposit accounts are insured by the FDIC to the maximum extent permitted by law, and the FDIC has certain enforcement powers over Jacksonville Bank.

As a state chartered banking institution in the State of Florida, Jacksonville Bank is empowered by statute, subject to the limitations contained in those statutes, to take and pay interest on savings and time deposits, to accept demand deposits, to make loans on residential and other real estate, to make consumer and commercial loans, to invest, with certain limitations, in equity securities and in debt obligations of banks and corporations and to provide various other banking services on behalf of Jacksonville Bank’s clients. Various consumer laws and regulations also affect the operations of Jacksonville Bank, including state usury laws, laws relating to fiduciaries, consumer credit and equal credit opportunity laws, and fair credit reporting. In addition, the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”) prohibits insured state chartered institutions from conducting activities as principal that are not permitted for national banks. A bank, however, may engage in an otherwise prohibited activity if it meets its minimum capital requirements and the FDIC determines that the activity does not present a significant risk to the deposit insurance fund.

Reserves

The Federal Reserve requires all depository institutions to maintain reserves against some transaction accounts (primarily NOW and Super NOW checking accounts). The balances maintained to meet the reserve requirements imposed by the Federal Reserve may be used to satisfy liquidity requirements. An institution may borrow from the Federal Reserve Bank “discount window” as a secondary source of funds, provided that the institution meets the Federal Reserve Bank’s credit standards.

Dividends

Jacksonville Bank is subject to legal limitations on the frequency and amount of dividends that can be paid to JBI. The Federal Reserve may restrict the ability of a bank to pay dividends if such payments would constitute an unsafe or unsound banking practice. These regulations and restrictions may limit JBI’s ability to obtain funds from Jacksonville Bank for JBI’s cash needs, including funds for acquisitions and the payment of dividends, interest, and operating expenses.

In addition, Florida law also places certain restrictions on the declaration of dividends from state chartered banks to their holding companies. Pursuant to the Florida Banking Code, the board of directors of state chartered banks, after charging off bad debts, depreciation and other worthless assets, if any, and making provisions for reasonably anticipated future losses on loans and other assets, may quarterly, semi-annually or annually declare a dividend of up to the aggregate net profits of that period combined with Jacksonville Bank’s retained net profits for the preceding two years and, with the approval of the OFR, declare a dividend from retained net profits which accrued prior to the preceding two years. Before declaring such dividends, 20% of the net profits for the preceding period as is covered by the dividend must be transferred to the surplus fund of Jacksonville Bank until this fund becomes equal to the amount of Jacksonville Bank’s common stock then issued and outstanding. A state chartered bank may not declare any dividend if (i) its net income from the current year combined with the retained net income for the preceding two years is a loss or (ii) the payment of such dividend would cause the capital account of Jacksonville Bank to fall below the minimum amount required by law, regulation, order or any written agreement with the OFR or a federal regulatory agency.

Insurance of Accounts and Other Assessments

The FDIC merged the Bank Insurance Fund and the Savings Association Insurance Fund to form the Deposit Insurance Fund (the “DIF”) on March 31, 2006. The deposit accounts of Jacksonville Bank are currently insured by the DIF generally up to a maximum of $250,000 per separately insured depositor. Jacksonville Bank pays its deposit insurance assessments to the DIF.

Effective January 1, 2007, the FDIC established a risk-based assessment system for determining the deposit insurance assessments to be paid by insured depository institutions. Under the assessment system, the FDIC assigns an institution to one of four risk categories, with the first category having two sub-categories based on the institution’s most recent supervisory and capital evaluations, designed to measure risk. Assessment rates currently range from 0.05% of deposits for an institution in the highest sub-category of the highest category to 0.43% of deposits for an institution in the lowest category. The FDIC is authorized to raise the assessment rates as necessary to maintain the minimum required 1.25% reserve ratio of premiums held to deposits insured. The FDIC allows the use of credits for assessments previously paid.

In addition, all FDIC insured institutions are required to pay assessments to the FDIC at an annual rate of approximately 0.0122% of insured deposits to fund interest payments on bonds issued by the Financing Corporation, an agency of the federal government established to recapitalize the predecessor to the Savings Association Insurance Fund. These assessments will continue until the Financing Corporation bonds mature in 2017 through 2019.

Transactions With Affiliates

Pursuant to Sections 23A and 23B of the Federal Reserve Act and Regulation W, the authority of Jacksonville Bank to engage in transactions with related parties or “affiliates” or to make loans to insiders is limited. Loan transactions with an “affiliate” generally must be collateralized and certain transactions between Jacksonville Bank and its “affiliates,” including the sale of assets, the payment of money or the provision of services, must be on terms and conditions that are substantially the same, or at least as favorable to Jacksonville Bank, as those prevailing for comparable nonaffiliated transactions. In addition, Jacksonville Bank generally may not purchase securities issued or underwritten by affiliates.

Loans to executive officers, directors or to any person who directly or indirectly, or acting through or in concert with one or more persons, owns, controls or has the power to vote more than 10% of any class of voting securities of a bank, which JBI refers to as “10% Shareholders,” or to any political or campaign committee the funds or services of which will benefit such executive officers, directors, or 10% Shareholders or which is controlled by such executive officers, directors or 10% Shareholders, are subject to Sections 22(g) and 22(h) of the Federal Reserve Act and its corresponding regulations (Regulation O) and Section 13(k) of the Exchange Act relating to the prohibition on personal loans to executives which exempts financial institutions in compliance with the insider lending restrictions of Section 22(h) of the Federal Reserve Act. Among other things, these loans must be made on terms substantially the same as those prevailing on transactions made to unaffiliated individuals and certain extensions of credit to such persons must first be approved in advance by a disinterested majority of the entire board of directors. Section 22(h) of the Federal Reserve Act prohibits loans to any such individuals where the aggregate amount exceeds an amount equal to 15% of an institution’s unimpaired capital and surplus plus an additional 10% of unimpaired capital and surplus in the case of loans that are fully secured by readily marketable collateral, or when the aggregate amount on all such extensions of credit outstanding to all such persons would exceed Jacksonville Bank’s unimpaired capital and unimpaired surplus. Section 22(g) identifies limited circumstances in which Jacksonville Bank is permitted to extend credit to executive officers.

Community Reinvestment Act

The Community Reinvestment Act and its corresponding regulations are intended to encourage banks to help meet the credit needs of their service area, including low and moderate income neighborhoods, consistent with the safe and sound operations of the banks. These regulations provide for regulatory assessment of a bank’s record in meeting the needs of its service area. Federal banking agencies are required to make public a rating of a bank’s performance under the Community Reinvestment Act. The Federal Reserve considers a bank’s Community Reinvestment Act when the bank submits an application to establish branches, merge, or acquire the assets and assume the liabilities of another bank. In the case of a financial holding company, the Community Reinvestment Act performance record of all banks involved in the Merger or acquisition are reviewed in connection with the filing of an application to acquire ownership or control of shares or assets of a bank or to merge with any other financial holding company. An unsatisfactory record can substantially delay or block the transaction.

Capital Regulations

The Federal Reserve has adopted risk-based, capital adequacy guidelines for financial holding companies and their subsidiary state chartered banks that are members of the Federal Reserve System. The risk-based capital guidelines are designed to make regulatory capital requirements more sensitive to differences in risk profiles among banks and financial holding companies, to account for off-balance sheet exposure, to minimize disincentives for holding liquid assets and to achieve greater consistency in evaluating the capital adequacy of major banks throughout the world. Under these guidelines, assets and off-balance sheet items are assigned to broad risk categories each with designated weights. The resulting capital ratios represent capital as a percentage of total risk-weighted assets and off-balance sheet items.

The current guidelines require all financial holding companies and federally regulated banks to maintain a minimum risk-based total capital ratio equal to 8%, of which at least 4% must be Tier I Capital. Tier I Capital, which includes common shareholders’ equity, noncumulative perpetual preferred stock, and a limited amount of cumulative perpetual preferred stock and trust preferred securities, less certain goodwill items and other intangible assets, is required to equal at least 4% of risk-weighted assets. The remainder (“Tier II Capital”) may consist of (i) an allowance for loan losses of up to 1.25% of risk-weighted assets, (ii) excess of qualifying perpetual preferred stock, (iii) hybrid capital instruments, (iv) perpetual debt, (v) mandatory convertible securities, and (vi) subordinated debt and intermediate-term preferred stock up to 50% of Tier I Capital. Total capital is the sum of Tier I and Tier II Capital less reciprocal holdings of other banking organizations’ capital instruments, investments in unconsolidated subsidiaries and any other deductions as determined by the appropriate regulator (determined on a case by case basis or as a matter of policy after formal rule making).

In computing total risk-weighted assets, bank and financial holding company assets are given risk-weights of 0%, 20%, 50% and 100%. In addition, certain off-balance sheet items are given similar credit conversion factors to convert them to asset equivalent amounts to which an appropriate risk-weight will apply. Most loans will be assigned to the 100% risk category, except for performing first mortgage loans fully secured by 1- to 4-family and certain multi-family residential property, which carry a 50% risk rating. Most investment securities (including, primarily, general obligation claims on states or other political subdivisions of the United States) will be assigned to the 20% category, except for municipal or state revenue bonds, which have a 50% risk-weight, and direct obligations of the U.S. Treasury or obligations backed by the full faith and credit of the U.S. Government, which have a 0% risk-weight. In covering off-balance sheet items, direct credit substitutes, including general guarantees and standby letters of credit backing financial obligations, are given a 100% conversion factor. Transaction-related contingencies such as bid bonds, standby letters of credit backing non-financial obligations, and undrawn commitments (including commercial credit lines with an initial maturity of more than one year) have a 50% conversion factor. Short-term commercial letters of credit are converted at 20% and certain short-term unconditionally cancelable commitments have a 0% factor.

The federal bank regulatory authorities have also adopted regulations that supplement the risk-based guideline. These regulations generally require banks and financial holding companies to maintain a minimum level of Tier I Capital to total assets less goodwill of 4% (the “leverage ratio”). The Federal Reserve permits a bank to maintain a minimum 3% leverage ratio if the bank achieves a 1 rating under the CAMELS rating system in its most recent examination, as long as the bank is not experiencing or anticipating significant growth. The CAMELS rating is a non-public system used by bank regulators to rate the strength and weaknesses of financial institutions. The CAMELS rating is comprised of six categories: capital adequacy, asset quality, management, earnings, liquidity, and sensitivity to market risk.

Banking organizations experiencing or anticipating significant growth, as well as those organizations which do not satisfy the criteria described above, will be required to maintain a minimum leverage ratio ranging generally from 4% to 5%. The bank regulators also continue to consider a “tangible Tier I leverage ratio” in evaluating proposals for expansion or new activities. The tangible Tier I leverage ratio is the ratio of a banking organization’s Tier I Capital, less deductions for intangibles otherwise includable in Tier I Capital, to total tangible assets.

Federal law and regulations establish a capital-based regulatory scheme designed to promote early intervention for troubled banks and require the FDIC to choose the least expensive resolution of bank failures. The capital-based regulatory framework contains five categories of compliance with regulatory capital requirements, including “well capitalized,” “adequately capitalized,” “undercapitalized,” “significantly undercapitalized,” and “critically undercapitalized.” To qualify as a “well-capitalized” institution, a bank must have a leverage ratio of no less than 5%, a Tier I risk-based ratio of no less than 6%, and a total risk-based capital ratio of no less than 10%, and the bank must not be under any order or directive from the appropriate regulatory agency to meet and maintain a specific capital level. Generally, a financial institution must be “well capitalized” before the Federal Reserve will approve an application by a financial holding company to acquire or merge with a bank or bank holding company.

Under the regulations, the applicable agency can treat an institution as if it were in the next lower category if the agency determines (after notice and an opportunity for hearing) that the institution is in an unsafe or unsound condition or is engaging in an unsafe or unsound practice. The degree of regulatory scrutiny of a financial institution will increase, and the permissible activities of the institution will decrease, as it moves downward through the capital categories. Institutions that fall into one of the three undercapitalized categories may be required to (i) submit a capital restoration plan; (ii) raise additional capital; (iii) restrict their growth, deposit interest rates, and other activities; (iv) improve their management; (v) eliminate management fees; or (vi) divest themselves of all or a part of their operations. Financial holding companies controlling financial institutions can be called upon to boost the institutions’ capital and to partially guarantee the institutions’ performance under their capital restoration plans.

It should be noted that the minimum ratios referred to above are merely guidelines and the bank regulators possess the discretionary authority to require higher ratios.

Interstate Banking and Branching

The BHCA was amended by the Riegle-Neal Interstate Banking and Branching Efficiency Act of 1994 (the “Interstate Banking Act”). The Interstate Banking Act provides that adequately capitalized and managed financial and bank holding companies are permitted to acquire banks in any state.

State laws prohibiting interstate banking or discriminating against out-of-state banks are preempted. States are not permitted to enact laws opting out of this provision; however, states are allowed to adopt a minimum age restriction requiring that target banks located within the state be in existence for a period of years, up to a maximum of five years, before such bank may be subject to the Interstate Banking Act. The Interstate Banking Act establishes deposit caps which prohibit acquisitions that result in the acquiring company controlling 30% or more of the deposits of insured banks and thrift institutions held in the state in which the target maintains a branch or 10% or more of the deposits nationwide. States have the authority to waive the 30% deposit cap. State-level deposit caps are not preempted as long as they do not discriminate against out-of-state companies, and the federal deposit caps apply only to initial entry acquisitions.

The Interstate Banking Act also provides that adequately capitalized and managed banks are able to engage in interstate branching by merging with banks in different states. Unlike the interstate banking provision discussed above, states were permitted to opt out of the application of the interstate merger provision by enacting specific legislation.

Florida responded to the enactment of the Interstate Banking Act by enacting the Florida Interstate Branching Act (the “Florida Branching Act”). The purpose of the Florida Branching Act was to permit interstate branching through merger transactions under the Interstate Banking Act. Under the Florida Branching Act, with the prior approval of the OFR, a Florida bank may establish, maintain and operate one or more branches in a state other than the State of Florida pursuant to a merger transaction in which the Florida bank is the resulting bank. In addition, the Florida Branching Act provides that one or more Florida banks may enter into a merger transaction with one or more out-of-state banks, and an out-of-state bank resulting from such transaction may maintain and operate the branches of the Florida bank that participated in such merger. An out-of-state bank, however, is not permitted to acquire a Florida bank in a merger transaction unless the Florida bank has been in existence and continuously operated for more than three years.

Anti-money Laundering

The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT ACT”) was enacted in response to the terrorist attacks occurring on September 11, 2001. The USA PATRIOT ACT is intended to strengthen the U.S. law enforcement and intelligence communities’ ability to work together to combat terrorism. Title III of the USA PATRIOT ACT, the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, amended the Bank Secrecy Act and adopted additional provisions that increased the obligations of financial institutions, including Jacksonville Bank, to identify their clients, watch for and report upon suspicious transactions, respond to requests for information by federal banking and law enforcement agencies, and share information with other financial institutions. In addition, the collected customer identification information must be verified within a reasonable time after a new account is opened through documentary or non-documentary methods. All new clients must be screened against any government lists of known or suspected terrorists within a reasonable time after opening an account.

On July 19, 2007, the Federal Reserve and the other federal financial regulatory agencies issued an interagency policy on the application of Section 8(s) of the Federal Deposit Insurance Act. This provision generally requires each federal banking agency to issue an order to cease and desist when a bank is in violation of the requirement to establish and maintain a Bank Secrecy Act/anti-money laundering (“BSA/AML”) compliance program. The policy statement provides that, in addition to the circumstances where the agencies will issue a cease and desist order in compliance with Section 8(s), they may take other actions as appropriate for other types of BSA/AML program concerns or for violations of other BSA requirements. The policy statement also does not address the independent authority of the U.S. Department of the Treasury’s Financial Crimes Enforcement Network to take enforcement action for violations of the BSA.

Securities Activities

On September 19, 2007, the SEC adopted Regulation R, which implements the bank broker-dealer exceptions enacted in the GLB Act. Regulation R impacts the way Jacksonville Bank’s employees who are not registered with the SEC may be compensated for referrals to a third party broker-dealer for which Jacksonville Bank has entered into a networking arrangement. In addition, Regulation R broadens the ability of Jacksonville Bank to effect securities transactions in a trustee or fiduciary capacity without registering as a broker, to effect certain sweep account transactions, and to accept orders for securities transactions from employee plan accounts, individual retirement plan accounts, and other similar accounts. Banks are expected to comply on the first day of their fiscal year beginning on or after September 1, 2010.

Privacy

Under the GLB Act, federal banking regulators adopted rules limiting the ability of banks and other financial institutions to disclose nonpublic information about consumers to nonaffiliated third parties. The rules require disclosure of privacy policies to consumers and, in some circumstances, allow consumers to prevent disclosure of certain personal information to nonaffiliated third parties.

Fair and Accurate Credit Transaction Act of 2003

The Fair and Accurate Credit Transaction Act of 2003, which amended the Fair Credit Reporting Act, enhances consumers’ ability to combat identity theft, increases the accuracy of consumer reports, allows consumers to exercise greater control over the type and amount of marketing solicitations they receive, restricts the use and disclosure of sensitive medical information, and establishes uniform national standards in the regulation of consumer reporting.

On October 31, 2007, the Federal Reserve and the other federal financial regulatory agencies together with the U.S. Department of the Treasury and the Federal Trade Commission issued final regulations (the “Red Flag Regulations”) enacting Sections 114 and 315 of the Fair and Accurate Credit Transaction Act of 2003. The Red Flag Regulations require the surviving bank subsidiary to have identity theft policies and programs in place by no later than November 1, 2010. The Red Flag Regulations require the surviving bank subsidiary to develop and implement an identity theft protection program for combating identity theft in connection with new and existing consumer accounts and other accounts for which there is a reasonably foreseeable risk of identity theft.

Consumer Laws and Regulations

Jacksonville Bank is also subject to other federal and state consumer laws and regulations that are designed to protect consumers in transactions with banks. While the list set forth below is not exhaustive, these laws and regulations include the Truth in Lending Act, the Truth in Savings Act, the Electronic Funds Transfer Act, the Expedited Funds Availability Act, the Check Clearing for the 21st Century Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Housing Act, the Home Mortgage Disclosure Act, and the Real Estate Settlement Procedures Act, among others. These laws and regulations mandate certain disclosure requirements and regulate the manner in which financial institutions must deal with clients when taking deposits or making loans to such clients. Jacksonville Bank must comply with the applicable provisions of these consumer protection laws and regulations as part of its ongoing customer relations.

Future Legislative Developments

Various legislative acts are from time to time introduced in Congress and the Florida legislature. Such legislation may change banking statutes and the environment in which JBI and Jacksonville Bank operate in substantial and unpredictable ways. JBI cannot determine the ultimate effect that potential legislation, if enacted, or implementing regulations with respect thereto, would have upon JBI’s financial condition or results of operations or that of Jacksonville Bank.

Effect of Governmental Monetary Policies

The commercial banking business in which Jacksonville Bank engages is affected not only by general economic conditions, but also by the monetary policies of the Federal Reserve. Changes in the discount rate on member bank borrowing, availability of borrowing at the “discount window,” open market operations, the imposition of changes in reserve requirements against member banks’ deposits and assets of foreign branches and the imposition of and changes in reserve requirements against certain borrowings by banks and their affiliates are some of the instruments of monetary policy available to the Federal Reserve. These monetary policies are used in varying combinations to influence overall growth and distributions of bank loans, investments and deposits, and this use may affect interest rates charged on loans or paid on deposits. The monetary policies of the Federal Reserve have had a significant effect on the operating results of commercial banks and are expected to do so in the future. The monetary policies of the Federal Reserve are influenced by various factors, including inflation, unemployment, short-term and long-term changes in the international trade balance and in the fiscal policies of the U.S. Government. Future monetary policies and the effect of such policies on the future business and earnings of Jacksonville Bank cannot be predicted.

Income Taxes

JBI is subject to income taxes at the federal level and subject to state taxation in Florida. JBI files a consolidated federal tax return with a fiscal year ending on December 31.

INTERESTS OF CERTAIN PERSONS

Interests of JBI’s Directors in the Merger and Stock Purchase

In the event that the Stock Purchase is approved and the Merger and the Stock Purchase are completed, CapGen will own approximately 2.7 million of the approximately 5.9 million shares of JBI common stock then outstanding, resulting in an ownership of approximately 45.6% of the JBI common stock.

John W. Rose has served as director of JBI and Jacksonville Bank since 1999. Mr. Rose is a principal of CapGen Financial Advisors, a New York City-based private equity fund established in 2007, which specializes in bank and thrift investments, and which is an affiliate of CapGen. Mr. Rose owned 5.63% of the outstanding JBI common stock as of September 17, 2010. If the Merger and Stock Purchase are consummated, Mr. Rose may be deemed to beneficially own the shares purchased by CapGen in the Stock Purchase.

John Sullivan is the Managing Director of CapGen Financial Advisors, and it is anticipated that Mr. Sullivan will serve as a director of JBI after the Merger. If the Merger and Stock Purchase are consummated, Mr. Sullivan may be deemed to beneficially own the shares purchased by CapGen in the Stock Purchase.

Interests of ABI’s Directors and Executive Officers and ABI’s Affiliates in the Merger

Some of ABI’s executive officers participated in negotiations of the Merger Agreement with JBI, and ABI’s board of directors adopted the Merger Agreement and is recommending that ABI shareholders vote in favor of approving the Merger Agreement. In considering these facts and the other information contained in this Proxy Statement, you should be aware that ABI executive officers and directors have financial interests in the Merger besides being ABI shareholders. These interests include:

•	the appointment of one of ABI’s directors, currently anticipated to be Donald F. Glisson, Jr., to the Board, upon completion of the Merger;
•	employment by Jacksonville Bank of the following executive officers of ABI following the Merger: Barry W. Chandler (Chief Executive Officer and President of ABI), David L. Young (Chief Financial Officer of ABI) and Grady R. Kearsey (Senior Loan Officer of ABI), effective upon the Merger;
•	payments offered by JBI to ABI directors and executive officers in connection with the termination of their salary continuation agreements in the amount of approximately $1.4 million in the aggregate;
•	employment or severance payments offered by JBI to all of the employees of ABI and Oceanside Bank; and
•	the agreement of JBI in the Merger Agreement to indemnify the directors and officers of ABI against all liabilities arising out of actions or omissions occurring upon or prior to the effective time of the Merger, and to provide them with directors’ and officers’ liability insurance with respect to such actions or omissions.

DESCRIPTION OF JBI COMMON STOCK

The authorized capital stock of JBI is 10 million shares consisting of 2 million shares of preferred stock, par value $0.01 per share, and 8 million shares of JBI common stock, par value $0.01 per share, of which 1,749,387 shares of JBI common stock, and no shares of preferred stock are presently issued and outstanding. The common stock of JBI trades on NASDAQ under the ticker symbol “JAXB.” Immediately prior to the Merger, assuming the Post Merger Articles are adopted, JBI will have 50 million shares of authorized capital consisting of 10 million shares of preferred stock and 40 million shares of common stock. After the Merger and the Stock Purchase, an estimated 5,887,779 shares will be issued and outstanding. Additionally, JBI may issue additional shares of JBI common stock or preferred stock to the public or private investors for additional capital in the future and for other corporate and business purposes.

The holders of the JBI common stock are entitled to elect the members of the Board and such holders are entitled to vote as a class on all matters required or permitted to be submitted to the shareholders of JBI. No holder of any class of stock of JBI has preemptive rights with respect to the issuance of shares of that or any other class of stock and the holders of JBI common stock are not entitled to cumulative voting rights with respect to the election of directors. Under the Stock Purchase Agreement, if the Stock Purchases closes, the Investors will have preemptive rights with respect to public or private offerings of JBI common stock (or rights to purchase, or securities convertible into or exercisable for, JBI common stock) during a 24-month period after the closing to enable the Investors to maintain their percentage interests of JBI common stock beneficially owned.

The holders of the JBI common stock are entitled to dividends and other distributions if, as, and when declared by the Board out of assets legally available therefore. Upon the liquidation, dissolution or winding up of JBI, the holder of each share of JBI common stock will be entitled to share equally in the distribution of JBI’s assets. The holders of JBI common stock are not entitled to the benefit of any sinking fund provision. The shares of JBI common stock are not subject to any redemption provisions, nor are they convertible into any other security or property of JBI. All shares of the JBI common stock outstanding upon completion of the Merger and Stock Purchase will be fully paid and nonassessable.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS AND
CERTAIN BENEFICIAL OWNERS

The following table indicates the JBI common stock beneficially by JBI’s executive officers and directors, by each person known by JBI to own beneficially more than 5% of the common stock of JBI, and all of JBI’s executive officers and directors as a group as of September 17, 2010 and immediately following the Merger and Stock Purchase. Unless otherwise noted, all shares are held directly by the director or executive officer and the director or executive officer has sole voting and investment power with respect to such shares. The address for each director and officer is c/o Jacksonville Bancorp, Inc., 100 North Laura Street, Jacksonville, Florida 32202.

	Pre-Merger and Stock Purchase		Post-Merger and Stock Purchase
	Amount and Nature of Beneficial Ownership(1)	Percent of Shares of Common Stock Outstanding	Amount and Nature of Beneficial Ownership(10)	Percent of Shares of Common Stock Outstanding
Director or Executive Officer
Scott M. Hall(2)	12,800	*%	12,800	*%
James M. Healey	5,520	*%	5,520	*%
Valerie A. Kendall(3)	16,000	*%	16,000	*%
John C. Kowkabany	41,443	2.37%	41,443	*%
R.C. Mills(4)	111,293	6.36%	111,293	1.89%
Gilbert J. Pomar, III(5)	30,000	1.69%	30,000	*%
Donald E. Roller	47,950	2.74%	47,950	*%
John W. Rose(6)	98,550	5.63%	2,782,694	47.26%
John R. Schultz(7)	55,787	3.19%	55,787	*%
Price W. Schwenck	29,050	1.66%	29,050	*%
Charles F. Spencer	19,500	1.11%	19,500	*%
Gary L. Winfield	29,800	1.70%	29,800	*%
All executive officers and directors as a group (12 persons)(8)	497,693	27.60%	3,181,837	53.56%
Other Beneficial Owners
The Banc Funds Company, LLC(9)	95,047	5.43%	95,047	1.61%

*	Less than 1%.
(1)	Amounts are determined as of September 17, 2010 when there were 1,749,387 shares of JBI common stock issued outstanding. Does not report beneficial ownership of any shares to be acquired in the Stock Purchase.
(2)	Includes options to purchase 12,500 shares.
(3)	Includes options to purchase 15,000 shares.
(4)	Includes 15,500 shares solely held by Mr. Mills’ spouse.
(5)	Includes options to purchase 25,000 shares.
(6)	Includes (a) 80,400 shares as to which Mr. Rose shares beneficial ownership with his spouse, (b) 8,050 shares solely held by Mr. Rose’s spouse, (c) 4,900 shares held by each of Mr. Rose’s two daughters as to which he has sole voting power, and (d) with respect to the Post-Merger and Stock Purchase calculation only, 2,684,144 shares held by CapGen as to which Mr. Rose shares voting and investment power. Mr. Rose disclaims beneficial ownership of the shares held by CapGen except to the extent of his pecuniary interest therein.
(7)	Includes (a) 5,000 shares held by the Schultz Family Foundation as to which Mr. Schultz exercises voting control and (b) 162 shares held in Mr. Schultz’s IRA account.
(8)	Includes options to purchase 52,500 shares for all executive officers as a group.

(9)	The information regarding beneficial ownership is included in reliance on a Schedule 13G filed with the SEC on February 16, 2010 jointly on behalf of Banc Fund VI L.P. (“BF VI”), Banc Fund VII L.P. (“BF VII”) and Banc Fund VIII L.P. (“BF VIII”), each of which is an Illinois limited partnership. The amount shown consists of 22,470 shares held by BF VI, 69,349 shares held by BF VII and 3,228 shares held by BF VIII. The general partner of BF VI is MidBanc VI L.P. (“MidBanc VI”), the general partner of BF VII is MidBanc VII L.P. (“MidBanc VII”) and the general partner of BF VIII is MidBanc VIII L.P. (“MidBanc VIII”). MidBanc VI, MidBanc VII and MidBanc VIII are Illinois limited partnerships. The general partner of MidBanc VI, MidBanc VII and MidBanc VIII is The Banc Funds Company, L.L.C. (“TBFC”), an Illinois company whose principal equity holder is Charles J. Moore. Mr. Moore has been the manager of BF VI, BF VII and BF VIII since their respective inceptions. As manager, Mr. Moore has voting and dispositive power over the securities of JBI held by each of those entities. Mr. Moore is also the controlling member of TBFC and, therefore, controls each of the partnership entities directly and indirectly controlled by TBFC. The address of TBFC is 20 North Wacker Drive, Suite 3300, Chicago, IL 60606.
(10)	Assumes that 249,503 shares of JBI common stock will be issued to ABI shareholders in the Merger and 5,887,779 shares of JBI common stock will be outstanding after the Merger and Stock Purchase.

SHAREHOLDER PROPOSALS

Shareholders who wish to include a proposal in JBI’s Proxy Statement and form of proxy relating to the 2011 Annual Meeting of Shareholders should deliver a written copy of their proposal to JBI’s principal executive offices no later than December 1, 2010. Proposals must comply with the SEC proxy rules relating to shareholder proposals in order to be included in JBI’s proxy materials. Except for shareholder proposals to be included in JBI’s Proxy Statement and form of proxy, the deadline for nominations for director and other proposals made by a shareholder is February 14, 2011. JBI may solicit proxies in connection with next year’s Annual Meeting of Shareholders that confer discretionary authority to vote on any shareholder proposals of which JBI does not receive notice by February 14, 2011. Proposals should be directed to Price W. Schwenck, Corporate Secretary, Jacksonville Bancorp, Inc., 100 North Laura Street, Jacksonville, Florida 32202.

DELIVERY TO SHAREHOLDERS SHARING ADDRESS

We are delivering only one Proxy Statement to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will promptly deliver upon written or oral request a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy was sent. If you are a shareholder residing at a shared address and would like to request an additional copy of the Proxy Statement now or with respect to future mailings, or to request to receive only one copy of the Proxy Statement if you are currently receiving multiple copies, please send your request to Glenna Riesterer, Assistant Corporate Secretary, Jacksonville Bancorp, Inc., 100 North Laura Street, Jacksonville, Florida 32202 or call us at 904-421-3040.

NO OTHER BUSINESS

Under the Florida Business Corporation Act, business transacted at a special meeting is limited to matters specifically designated in the notice of the Special Meeting, which is provided at the beginning of this Proxy Statement. Accordingly, no business other than the matters discussed in this Proxy Statement will be conducted at the Special Meeting.

The grant of a proxy will confer discretionary authority on the persons named as proxies on the proxy card to vote in accordance with their best judgment on procedural matters incident to the conduct of the Special Meeting. Any adjournment or postponement may be made without notice by an announcement made at the Special Meeting. If the persons named as proxies on the proxy card are asked to vote for one or more adjournments or postponements of the meeting for matters incidental to the conduct of the meeting, these persons will have the authority to vote in their discretion on such matters. However, if the persons named as proxies on the proxy card are asked to vote for one or more adjournments or postponements of the meeting to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to approve the Stock Purchase and the amendment and restatement of the articles of incorporation, they will only have the authority to vote on such matter as instructed by you or your proxy or, if no instructions are provided, in favor of that adjournment or postponement. Any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow JBI’s shareholders who have already granted their proxies to revoke them at any time before their use.

COST OF SOLICITATION

JBI will bear the cost of solicitation of proxies, including expenses in connection with the preparation and mailing of this Proxy Statement. Morrow & Co., LLC, a proxy solicitation firm, will assist JBI in soliciting proxies for the Special Meeting and JBI will pay them a fee of $7,500, plus reasonable expenses, for such services. Proxies will be solicited primarily through the mail, but may also be solicited personally or by telephone, facsimile or by other means of communication. Directors, officers and employees of JBI may also solicit proxies. These people will not receive additional compensation for such solicitations, but JBI may reimburse them for their reasonable out-of-pocket expenses.

Holders of JBI common stock are requested to vote immediately by telephone, by Internet or by completing, signing and dating the accompanying proxy card and promptly returning it in the enclosed addressed, postage-paid envelope.

Price W. Schwenck
Corporate Secretary

FINANCIAL STATEMENTS

JACKSONVILLE BANCORP, INC.
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share amounts)

	June 30, 2010	December 31, 2009
	(Unaudited)
ASSETS
Cash and due from banks	$6,659	$5,647
Federal funds sold	16,472	—
Total cash and cash equivalents	23,131	5,647
Securities available-for-sale	25,448	22,171
Loans, net of allowance for loan losses of $8,248 at 2010 and $6,854 at 2009	373,885	384,133
Premises and equipment, net	3,406	3,533
Bank-owned life insurance (BOLI)	9,037	8,908
Federal Home Loan Bank (FHLB) stock	3,047	3,047
Real estate owned, net	6,089	4,011
Deferred income taxes	2,729	2,015
Prepaid regulatory assessments	2,159	2,599
Accrued interest receivable	1,978	1,864
Other assets	1,319	883
Total assets	$452,228	$438,811
LIABILITIES
Deposits
Noninterest bearing	$40,843	$43,704
Money market, NOW and savings deposits	127,317	104,838
Time deposits	223,538	222,093
Total deposits	391,698	370,635
Federal funds purchased	—	227
FHLB advances	20,000	25,000
Subordinated debt	14,550	14,550
Accrued expenses and other liabilities	949	1,131
Total liabilities	427,197	411,543
SHAREHOLDERS’ EQUITY
Common stock, $.01 par value, 8,000,000 shares authorized, 1,750,437 and 1,749,526 shares issued	18	17
Additional paid–in capital	18,678	18,631
Retained earnings	6,306	8,287
Treasury stock, 1,050 and 283 shares	(12)	(3)
Accumulated other comprehensive income	41	336
Total shareholders’ equity	25,031	27,268
Total liabilities and shareholders’ equity	$452,228	$438,811

See accompanying notes to unaudited consolidated financial statements.

JACKSONVILLE BANCORP, INC.
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Interest and dividend income
Loans, including fees	$5,528	$5,383	$11,112	$10,742
Taxable securities	123	150	238	380
Tax-exempt securities	100	104	203	207
Federal funds sold and other	(2)	(12)	(9)	(23)
Total interest income	5,749	5,625	11,544	11,306
Interest expense
Deposits	1,788	2,116	3,562	4,427
Federal Reserve borrowing	—	31	1	62
FHLB advances	242	249	497	480
Subordinated debt	192	160	382	343
Total interest expense	2,222	2,556	4,442	5,312
Net interest income	3,527	3,069	7,102	5,994
Provision for loan losses	1,920	1,307	4,295	2,245
Net interest income after provision for loan losses	1,607	1,762	2,807	3,749
Noninterest income
Service charges on deposit accounts	124	147	263	307
Non-marketable equity security	—	—	—	(132)
Other income	162	77	271	195
Total noninterest income	286	224	534	370
Noninterest expense
Salaries and employee benefits	1,281	1,111	2,518	2,227
Occupancy and equipment	412	405	818	821
Regulatory assessment	251	492	511	606
Data processing	250	232	495	440
Merger related costs	353	—	353	—
Advertising and business development	132	99	218	211
Professional fees	169	125	330	274
Telephone expense	34	32	66	63
Other real estate owned expense	379	37	844	50
Other	182	134	376	261
Total noninterest expense	3,443	2,667	6,529	4,953
Income (loss) before income taxes	(1,550)	(681)	(3,188)	(834)
Income tax expense (benefit)	(558)	(285)	(1,208)	(329)
Net income (loss)	(992)	(396)	(1,980)	(505)
Weighted average:
Common shares	1,749,443	1,748,214	1,749,140	1,748,429
Dilutive stock options and warrants	—	—	—	—
Dilutive shares	1,749,443	1,748,214	1,749,140	1,748,429
Basic earnings (loss) per common share	$(.57)	$(.23)	$(1.13)	$(.29)
Diluted earnings (loss) per common share	$(.57)	$(.23)	$(1.13)	$(.29)

See accompanying notes to unaudited consolidated financial statements.

JACKSONVILLE BANCORP, INC.
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
(Unaudited)
(Dollars in thousands)

	Common Stock Outstanding		Additional Paid-In Capital	Retained Earnings	Treasury Stock Amount	Accumulated Other Comprehensive Income (loss)
	Shares	Amount					Total
Balance at January 1, 2009	1,748,599	$17	$18,568	$8,213	$(2)	$49	$26,845
Comprehensive loss:
Net (loss)				(505)			(505)
Change in unrealized gain (loss) on securities available-for-sale, net of tax effects						65	65
Total comprehensive (loss)							(440)
Purchase of treasury stock	(2,353)				(26)		(26)
Issuance of treasury stock	1,353		(1)		16		15
Share-based compensation expense			39				39
Balance at June 30, 2009	1,747,599	$17	$18,606	$7,708	$(12)	$114	$26,433
Balance at January 1, 2010	1,749,243	$17	$18,631	$8,287	$(3)	$336	$27,268
Comprehensive income:
Net (loss)				(1,980)			(1,980)
Change in unrealized gain (loss) on securities available-for-sale, net of tax effects						88	88
Net unrealized loss on cash flow hedge, net of tax effects						(383)	(383)
Total comprehensive (loss)							(2,275)
Purchase of treasury stock	(1,817)				(20)		(20)
Issuance of treasury stock	1,050			(1)	11		10
Common stock issued	911	1					1
Share-based compensation expense			47				47
Balance at June 30, 2010	1,749,387	$18	$18,678	$6,306	$(12)	$41	$25,031

See accompanying notes to unaudited consolidated financial statements.

JACKSONVILLE BANCORP, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	Six Months Ended June 30,
	2010	2009
Cash flows from operating activities
Net income (loss)	$(1,980)	$(505)
Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation and amortization	211	235
Net amortization (accretion) of deferred loan fees	(58)	47
Provision for loan losses	4,295	2,245
Premium amortization, net of accretion	(174)	(22)
Net loss on sale of real estate owned	41	—
Loss on write-down of real estate owned	486	—
Earnings on Bank-owned life insurance	(129)	(64)
Share-based compensation	58	54
Loss on disposal of assets	3	4
Loss on non-marketable equity investment	—	132
Deferred income tax	(537)	(496)
Net change in accrued interest receivable and other assets	(134)	278
Net change in accrued expenses and other liabilities	(780)	351
Net cash from operating activities	1,302	2,259
Cash flows from investing activities
Purchases of securities available-for-sale	(7,239)	(2,000)
Proceeds from maturities, calls and paydown of securities available-for-sale	4,277	9,032
Loan (originations) payments, net	3,389	(12,680)
Proceeds from sale of real estate owned	17	—
Additions to premises and equipment, net	(78)	(22)
Net change in Federal Home Loan Bank stock	—	(886)
Net cash from (used for) investing activities	366	(6,556)
Cash flows from financing activities
Net change in deposits	21,063	(23,680)
Net change in Fed funds purchased	(227)	—
Net change from Federal Reserve borrowing	—	7,000
Repayment of fixed rate FHLB advances	(5,000)	—
Purchase of fixed rate FHLB advances	—	5,000
Net change in overnight FHLB advances	—	15,200
Purchase of treasury stock	(20)	(26)
Net cash from financing activities	15,816	3,494
Net change in cash and cash equivalents	17,484	(803)
Cash and cash equivalents at beginning of period	5,647	10,148
Cash and cash equivalents at end of period	$23,131	$9,345
Supplemental disclosures of cash flow information
Cash paid during the period for
Interest	$4,456	$5,537
Income taxes	—	15
Supplemental schedule of noncash investing activities
Transfers from loans to real estate owned	$2,622	$564

See accompanying notes to unaudited consolidated financial statements.

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Dollars in thousands, except per share amounts)

NOTE 1 — BASIS OF PRESENTATION

Jacksonville Bancorp, Inc. is a bank holding company headquartered in Jacksonville, Florida. Jacksonville Bancorp, Inc. owns and operates The Jacksonville Bank, which has a total of five operating branches in Jacksonville, Florida.

In 2010, The Jacksonville Bank formed TJB Properties, LLC, a wholly owned subsidiary of The Jacksonville Bank for the sole purpose of managing property acquired through foreclosure. The consolidated financial statements include the accounts of Jacksonville Bancorp, Inc. and its wholly owned subsidiary, The Jacksonville Bank, and The Jacksonville Bank’s wholly owned subsidiaries, Fountain Financial, Inc. and TJB Properties, LLC. The consolidated entity is referred to as the “Company” and The Jacksonville Bank and its subsidiaries are collectively referred to as the “Bank.” The Company’s financial condition and operating results principally reflect those of the Bank. All intercompany balances and amounts have been eliminated. For further information refer to the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 19, 2010.

The accounting and reporting policies of the Company reflect banking industry practice and conform to U.S. generally accepted accounting standards. In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported asset and liability balances and revenue and expense amounts, and the disclosure of contingent assets and liabilities. Actual results could differ significantly from those estimates.

The consolidated financial information included herein as of and for the periods ended June 30, 2010 and 2009 is unaudited; however, such information reflects all adjustments which are, in the opinion of management, necessary for a fair statement of results for the interim periods. The December 31, 2009 consolidated balance sheet was derived from the Company’s December 31, 2009 audited consolidated financial statements.

Adoption of New Accounting Standards

In June 2009, the FASB amended guidance for Accounting for Transfers of Financial Assets which eliminates the concept of a qualifying special purpose entity, introduces participating interests concept in circumstances in which a portion of a financial asset has been transferred, changes the requirements for derecognizing financial assets, and requires additional disclosures for transfers of financial assets. This guidance is effective as of the beginning of a company’s first fiscal year that begins after November 15, 2009, and for subsequent interim and annual reporting periods. The disclosure requirements must be applied to transfers that occurred before and after its effective date. The adoption did not have a material impact on the Company’s results of operations or financial position.

In June 2009, the FASB issued new guidance to improve financial reporting for companies involved with variable interest entities by providing more relevant and reliable information to users of financial statements. This guidance was effective as of January 1, 2010. The adoption did not have a material impact on the Company’s financial statements.

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Dollars in thousands, except per share amounts)

NOTE 2 — INVESTMENT SECURITIES

The following table summarizes the amortized cost and fair value of the available-for-sale and held-to-maturity investment securities portfolio at June 30, 2010 and December 31, 2009 and the corresponding amounts of unrealized gains and losses therein:

	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
(Dollars in thousands)
June 30, 2010
Available-for sale
U.S. government-sponsored entities and agencies	$1,985	$23	$—	$2,008
State and political subdivisions	10,349	262	(22)	10,589
Mortgage-backed securities – residential	6,828	404	—	7,232
Collateralized mortgage obligations – residential	5,621	10	(12)	5,619
Total available-for-sale securities	$24,783	$699	$(34)	$25,448

	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
(Dollars in thousands)
December 31, 2009
Available-for sale
U.S. government-sponsored entities and agencies	$2,485	$32	$(13)	$2,504
State and political subdivisions	10,777	228	(42)	10,963
Mortgage-backed securities – residential	8,044	308	—	8,352
Collateralized mortgage obligations – residential	342	10	—	352
Total available-for-sale securities	$21,648	$578	$(55)	$22,171

The amortized cost and fair value of the investment securities portfolio are shown by expected maturity. Expected maturities may differ from contractual maturities if borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	June 30, 2010
	Amortized Cost	Fair Value
Maturity
Available-for-sale
Within one year	$3,652	$3,685
One to five years	5,715	5,832
Five to ten years	2,967	3,080
Beyond ten years	—	—
Mortgage-backed	6,828	7,232
Collateralized Mortgage Obligations	5,621	5,619
Total	$24,783	$25,448

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Dollars in thousands, except per share amounts)

NOTE 2 — INVESTMENT SECURITIES  – (continued)

The following table summarizes the investment securities with unrealized losses at June 30, 2010 and December 31, 2009 by aggregated major security type and length of time in a continuous unrealized loss position:

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
(Dollars in thousands)
June 30, 2010
Available-for-sale
U.S. government-sponsored entities and agencies	$—	$—	$—	$—	$—	$—
States and political	1,276	(7)	540	(15)	1,816	(22)
Mortgage-backed securities – residential	—	—	—	—	—	—
Collateralized mortgage obligations – residential	5,381	(12)	—	—	5,381	(12)
Total available-for-sale securities	$6,657	$(19)	$540	$(15)	$7,197	$(34)

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
(Dollars in thousands)
December 31, 2009
Available-for-sale
U.S. government-sponsored entities and agencies	$987	$(13)	$—	$—	$987	$(13)
States and political	1,789	(25)	288	(17)	2,077	(42)
Mortgage-backed securities – residential	—	—	—	—	—	—
Collateralized mortgage obligations – residential	—	—	—	—	—	—
Total available-for-sale securities	$2,776	$(38)	$288	$(17)	$3,064	$(55)

Other-Than-Temporary-Impairment

Management evaluates securities for other-than-temporary impairment (“OTTI”) at least on a quarterly basis and more frequently when economic or market conditions warrant such an evaluation.

In determining OTTI for debt securities, management considers many factors, including: (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial conditions and near-term prospects of the issuer, (3) whether the market decline was affected by macroeconomic conditions, and (4) whether the entity has the intent to sell the debt security or more likely than not will be required to sell the debt security before its anticipated recovery. The assessment of whether an other-than-temporary decline exists involves a high degree of subjectivity and judgment and is based on the information available to management at a point in time.

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Dollars in thousands, except per share amounts)

NOTE 2 — INVESTMENT SECURITIES  – (continued)

In order to determine OTTI for purchased beneficial interests that, on the purchase date, were rated below AA, the Company compares the present value of the remaining cash flows as estimated at the preceding evaluation date to the current expected remaining cash flows. OTTI is deemed to have occurred if there has been an adverse change in the remaining expected future cash flows. It is not the Bank’s policy to purchase securities rated below AA.

When OTTI occurs for either debt securities or purchased beneficial interests that, on the purchase date, were rated below AA, the amount of the OTTI recognized in earnings depends on whether an entity intends to sell the security or it is more likely than not it will be required to sell the security before recovery of its amortized cost basis, less any current-period credit loss. If an entity intends to sell or it is more likely than not it will be required to sell the security before recovery of its amortized cost basis, less any current-period credit loss, the OTTI shall be recognized in earnings equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date. If an entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery of its amortized cost basis less any current-period loss, the OTTI shall be separated into the amount representing the credit loss and the amount related to all other factors. The amount of the total OTTI related to the credit loss is determined based on the present value of cash flows expected to be collected and is recognized in earnings. The amount of the total OTTI related to other factors is recognized in other comprehensive income, net of applicable taxes. The previous amortized cost basis less the OTTI recognized in earnings becomes the new amortized cost basis of the investment.

As of June 30, 2010, the Company’s security portfolio consisted of $25,448 of available-for-sale securities, of which $7,197 was in an unrealized loss position. The unrealized losses are related to the Company’s U.S. Agency, and State and political securities, as discussed below:

U.S. Agency Securities

All of the U.S. Agency securities held by the Company were issued by U.S. government-sponsored entities and agencies. The decline in fair value is attributable to changes in interest rates and illiquidity, and not credit quality.

Because the Company does not have the intent to sell these securities, and it is likely that it will not be required to sell the securities before their anticipated recovery, the Company does not consider these to be other-than-temporarily impaired at June 30, 2010.

State and Political Securities

All of the State and Political Securities (“Municipal Bonds”) held by the Company were issued by a city or other local government. The Municipal Bonds are general obligations of the issuer and are secured by specified revenues. The decline in fair value is primarily attributable to changes in interest rates and the ratings of the underlying insurers rather than the ability or willingness of the municipality to repay.

Because the Company does not have the intent to sell these securities, it is likely that it will not be required to sell the securities before their anticipated recovery. The Company does not have state and political securities at an unrealized loss position at June 30, 2010. The Company had $987,000 of these securities at December 31, 2009.

Mortgage-Backed Securities

The mortgage-backed securities portfolio includes collateralized mortgage obligations with a market value of $5,619 at June 30, 2010. Of the $5,619 of collateralized mortgage obligations, $5,381 was in an unrealized loss position of $12.

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Dollars in thousands, except per share amounts)

NOTE 2 — INVESTMENT SECURITIES  – (continued)

Because the Company does not have the intent to sell these securities, and it is likely that it will not be required to sell the securities before their anticipated recovery, the Company does not consider these to be other-than-temporary impaired at June 30, 2010.

For the six-month period ended June 30, 2010, there were no credit losses recognized in earnings.

NOTE 3 — LOAN PORTFOLIO COMPOSITION

The composition of the Bank’s loan portfolio at June 30, 2010 and December 31, 2009 is presented below along with the change from December 31, 2009.

	Total Loans June 30, 2010	Total Loans December 31, 2009	% Increase (Decrease) from December 31, 2009 to June 30, 2010
Real estate mortgage loans:
Commercial	$228,989	$233,570	(2.0)%
Residential	94,037	97,147	(3.2)%
Construction and land(1)	31,245	32,987	(5.3)%
Commercial loans	25,140	23,838	5.5%
Consumer loans	3,118	3,899	(20.0)%
Subtotal	382,529	391,441	(2.3)%
Less: Net deferred loan fees	(396)	(454)	(12.8)%
Total	$382,133	$390,987	(2.3)%

(1)	Includes construction, land development and other land loans.

NOTE 4 — ALLOWANCE FOR LOAN LOSSES

Activity in the allowance for loan losses for the three and six months ended June 30, 2010 and 2009 follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Beginning balance	$7,618	$4,942	$6,854	$4,705
Provisions for loan losses charged to expense	1,920	1,307	4,295	2,245
Loans charged off	(1,332)	(587)	(2,962)	(1,289)
Recoveries of loans previously charged off	42	1	61	2
Ending balance, June 30	$8,248	$5,663	$8,248	$5,663

Impaired loans were as follows:

	June 30, 2010	December 31, 2009
Loans with no allocated allowance for loan losses	$5,905	$4,036
Loans with allocated allowance for loan losses	15,999	18,516
Total	$21,904	$22,552
Amount of the allowance for loan losses allocated	$1,180	$786

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Dollars in thousands, except per share amounts)

NOTE 5 — SHORT-TERM BORROWING AND FEDERAL HOME LOAN BANK ADVANCES

At June 30, 2010 and December 31, 2009, advances from the Federal Home Loan Bank (FHLB) were as follows:

	2010	2009
Convertible advances maturing June 8, 2010 with a quarterly call option beginning June 9, 2008 at a fixed rate of 4.99%	—	5,000
Convertible advances maturing June 8, 2012 with a quarterly call option beginning September 10, 2007 at a fixed rate of 4.68%	5,000	5,000
Convertible advances maturing August 13, 2010 with a quarterly call option beginning August 13, 2008 at a fixed rate of 4.51%	5,000	5,000
Convertible advances maturing October 4, 2010 with a quarterly call option beginning October 6, 2008 at a fixed rate of 4.15%	5,000	5,000
Advances maturing May 29, 2012 at a fixed rate of 2.11%	5,000	5,000
	$20,000	$25,000

Each advance is payable at its maturity date, with a prepayment penalty for early termination. The advances are collateralized by a blanket lien arrangement of the Company’s first mortgage loans, second mortgage loans and commercial real estate loans. Based upon this collateral and the Company’s holdings of FHLB stock, the Company is eligible to borrow up to a total of $62,452 at June 30, 2010.

The Company has a “Borrower in Custody” line of credit with the Federal Reserve by pledging excess collateral. The amount of this line at June 30, 2010 was $29,279, all of which was available on that date.

NOTE 6 — DERIVATIVE FINANCIAL INSTRUMENT

On July 7, 2009, the Company entered into an interest rate swap transaction with SunTrust Bank to mitigate interest rate risk exposure. Under the terms of the agreement, which relates to the subordinated debt issued to Jacksonville Bancorp, Inc. Statutory Trust III in the amount of $7,550, the Company has agreed to pay a fixed rate of 7.53% for a period of ten years in exchange for the original floating rate contract (90-day LIBOR plus 375 basis points). This derivative instrument is recognized on the balance sheet in other liabilities at its fair value of $598 on June 30, 2010.

Credit risk may result from the inability of the counterparties to meet the terms of their contracts. The Company’s exposure is limited to the replacement value of the contracts rather than the notional amount.

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Dollars in thousands, except per share amounts)

NOTE 7 — CAPITAL ADEQUACY

Federal banking regulators have established certain capital adequacy standards required to be maintained by banks and bank holding companies. The minimum requirements established in the regulations are set forth in the table below, along with the actual ratios for the Company at June 30, 2010 and December 31, 2009. Management and the Board of Directors have committed to maintain Total Risk-Based Capital at 10% and Tier 1 Capital to Average Assets at 8% at the Bank.

	Actual		For Capital Adequacy Purposes		To Be Well Capitalized Under Prompt Corrective Action Provisions
	Amount	Ratio	Amount	Ratio	Amount	Ratio
June 30, 2010
Total capital to risk weighted assets
Consolidated	$44,206	11.51%	$30,737	8.00%	N/A	N/A
Bank	42,304	11.04%	30,650	8.00%	$38,312	10.00%
Tier 1 (Core) capital to risk weighted assets
Consolidated	33,141	8.63%	15,369	4.00%	N/A	N/A
Bank	37,472	9.78%	15,325	4.00%	22,987	6.00%
Tier 1 (Core) capital to average assets
Consolidated	33,141	7.31%	18,146	4.00%	N/A	N/A
Bank	37,472	8.27%	18,130	4.00%	22,662	5.00%
December 31, 2009
Total capital to risk weighted assets
Consolidated	$46,393	11.87%	$31,273	8.00%	N/A	N/A
Bank	43,307	11.08%	31,255	8.00%	$39,068	10.00%
Tier 1 (Core) capital to risk weighted assets
Consolidated	35,909	9.19%	15,637	4.00%	N/A	N/A
Bank	38,399	9.83%	15,627	4.00%	23,441	6.00%
Tier 1 (Core) capital to average assets
Consolidated	35,909	8.18%	17,570	4.00%	N/A	N/A
Bank	38,399	8.75%	17,556	4.00%	21,945	5.00%

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Dollars in thousands, except per share amounts)

NOTE 8 — FAIR VALUE

Fair value is the exchange price that would be received for an asset or paid to transfer a liability (exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. There are three levels of inputs that may be used to measure fair value:

Level 1:  Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2:  Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3:  Significant unobservable inputs that reflect a company’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The Company used the following methods and significant assumptions to estimate the fair value of each type of financial instrument:

Investment Securities:  The fair values for investment securities are determined by quoted market prices, if available (Level 1). For securities where quoted prices are not available, fair values are calculated based on market prices of similar securities (Level 2). For securities where quoted prices or market prices of similar securities are not available, fair values are calculated using discounted cash flows or other market indicators (Level 3). Discounted cash flows are calculated using spread to swap and LIBOR curves that are updated to incorporate loss severities, volatility, credit spread and optionality. During times when trading is more liquid, broker quotes are used (if available) to validate the model. Rating agency and industry research reports as well as defaults and deferrals on individual securities are reviewed and incorporated into the calculations.

Derivatives: The fair value of the derivatives is based on valuation models using observable market data as of the measurement date (Level 2).

Impaired Loans: The fair value of impaired loans with specific allocations of the allowance for loan losses is generally based on recent real estate appraisals. These appraisals may utilize a single valuation approach or a combination of approaches including comparable sales and the income approach. Adjustments are routinely made in the appraisal process by the appraisers to adjust for differences between the comparable sales and income data available. Such adjustments are typically significant and result in a Level 3 classification of the inputs for determining fair value.

Other Real Estate Owned: Nonrecurring adjustment to certain commercial and residential real estate properties classified as other real estate owned (OREO) is measured at fair value, less costs to sell. Adjustments are routinely made in the appraisal process by the appraisers to adjust for differences between the comparable sales and income data available. Fair values are generally based on third party appraisals of the property, resulting in a Level 3 classification.

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Dollars in thousands, except per share amounts)

NOTE 8 — FAIR VALUE  – (continued)

The following assets and liabilities are measured on a recurring basis, including financial assets and liabilities for which the Company has elected the fair value option:

		Fair Value Measurements Using
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
(Dollars in thousands)
June 30, 2010 Available-for-sale
U.S. government-sponsored entities and agencies	$2,008	—	$2,008	—
State and political subdivisions	10,589	—	10,589	—
Mortgage-backed securities – residential	7,232	—	7,232	—
Collateralized mortgage obligations – residential	5,619	—	5,619	—
Derivative asset	—	—	—	—
(Dollars in thousands)
December 31, 2009 Available-for-sale
U.S. government-sponsored entities and agencies	$2,504	—	$2,504	—
State and political subdivisions	10,963	—	10,963	—
Mortgage-backed securities – residential	8,352	—	8,352	—
Collateralized mortgage obligations – residential	352	—	352	—
Derivative asset	15	—	15	—
Liabilities:
June 30, 2010
Derivative liability	$598	—	$598	—
December 31, 2009
Derivative liability	$—	—	$—	—

Assets measured at fair value on a non-recurring basis are summarized below:

		Fair Value Measurements Using
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
June 30, 2010
Impaired loans	$988	—	—	$988
OREO	6,089			6,089
December 31, 2009
Impaired loans	$2,077	—	—	$2,077
OREO	4,011			4,011

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Dollars in thousands, except per share amounts)

NOTE 8 — FAIR VALUE  – (continued)

Impaired loans, which are measured for impairment using the fair value of the collateral for collateral dependent loans, had a carrying amount of $1,412 with a valuation allowance of $424 at June 30, 2010, compared to a carrying amount of $2,341 with a valuation allowance of $264 at December 31, 2009. Collateral dependent impaired loans, valued under Level 3, were measured using current appraised values along with information on recent market transactions as well as management’s assumptions about the criteria that market participants would use in pricing the assets.

OREO, which is measured using the collateral values, had a net carrying amount of $6,089, which is made up of the outstanding balance of $6,606, net of a valuation allowance of $517 at June 30, 2010, resulting in a write-down of $486 for the year ending June 30, 2010. At December 31, 2009, the carrying amount of OREO was $4,011, which is made up of the outstanding balance of $4,041, net of a valuation allowance of $30, resulting in a write-down of $30 for the year ended December 31, 2009.

The carrying amount and estimated fair values of financial instruments at June 30, 2010 and December 31, 2009 were as follows:

	June 30, 2010		December 31, 2009
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets
Cash and cash equivalents	$23,131	$23,131	$5,647	$5,647
Securities available-for-sale	25,448	25,448	22,171	22,171
Loans, net	373,885	379,056	384,133	387,291
Federal Home Loan Bank stock	3,047	n/a	3,047	n/a
Independent Bankers’ Bank Stock	153	n/a	153	n/a
Accrued interest receivable	1,978	1,978	1,864	1,864
Interest rate swap	—	—	15	15
Financial liabilities
Deposits	$391,698	$393,829	$370,635	$373,493
Federal funds purchased	—	—	227	227
Other borrowings	20,000	20,531	25,000	25,771
Subordinated debentures	14,550	6,066	14,550	5,708
Accrued interest payable	410	410	424	424
Interest rate swap	598	598	—	—

The methods and assumptions used to estimate fair value are described as follows:

Carrying amount is the estimated fair value for cash and cash equivalents, interest-bearing deposits, accrued interest receivable and payable, demand deposits, short-term debt, and deposits that reprice frequently and fully. The methods for determining the fair values for securities were described previously. For loans, fair value is based on discounted cash flows using current market rates applied to the estimated life adjusted for the allowance for loan losses. For fixed rate deposits and variable rate deposits with infrequent repricing, fair value is based on discounted cash flows using current market rates applied to the estimated life. Fair value of debt, including FHLB advances, is based on current rates for similar financing. It was not practicable to determine fair value of FHLB stock and other nonmarketable equity securities due to restrictions placed on transferability. The fair value of off-balance-sheet items is considered nominal.

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Dollars in thousands, except per share amounts)

NOTE 9 — SIGNIFICANT EVENT

On May 10, 2010, Bancorp and Atlantic BancGroup, Inc. (“ABI”) entered into a merger agreement providing for the merger of ABI into Bancorp. The merger agreement also contemplates the consolidation of Oceanside Bank into the Bank. Additionally, Bancorp announced the signing of a stock purchase agreement with four private investors led by CapGen Capital Group IV LP (“CapGen”) providing for $30 million in new capital through the sale of newly issued shares of Bancorp common stock subject to completion of the mergers. The transactions have been approved by the Boards of Directors of each company.

Under the terms of the merger agreement, ABI shareholders will receive 0.2 shares of Bancorp common stock for each share of ABI common stock. Additionally, ABI shareholders will receive cash of up to approximately $0.65 per share, subject to the qualifying sale of certain ABI assets. On June 30, 2010, ABI sold the certain ABI assets to an unaffiliated third party. A total of approximately 249,503 shares of Bancorp common stock is expected to be issued to ABI shareholders.

Under the terms of the stock purchase agreement, Bancorp will issue approximately 3 million shares of its common stock at a price of $10.00 per share. The largest investment is coming from CapGen, which has agreed to purchase approximately $19.6 million. John Sullivan of CapGen will become a new director of the combined company pending the closing of the transactions, joining CapGen principal John Rose, who is a current Bancorp director.

The merger is conditioned upon approval by the Federal Reserve Board, the Florida Office of Financial Regulation, FDIC, ABI’s shareholders and other customary closing conditions. The sale of the Bancorp common stock and other aspects of the transaction are subject to approval by Bancorp shareholders and to regulatory approvals.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Jacksonville Bancorp, Inc.
Jacksonville, Florida

We have audited the accompanying consolidated balance sheets of Jacksonville Bancorp, Inc. as of December 31, 2009 and 2008, and the related consolidated statements of income, changes in shareholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting standards used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2009, in conformity with accounting standards generally accepted in the United States of America.

Crowe Horwath LLP

Fort Lauderdale, Florida
March 19, 2010

JACKSONVILLE BANCORP, INC.
CONSOLIDATED BALANCE SHEETS
December 31,
(Dollar amounts in thousands except per share data)

	2009	2008
ASSETS
Cash and due from financial institutions	$5,647	$8,665
Federal funds sold	—	1,483
Cash and cash equivalents	5,647	10,148
Securities available for sale	22,171	29,684
Securities held to maturity (fair value 2008 – $50)	—	50
Loans, net of allowance for loan losses of $6,854 in 2009 and $4,705 in 2008	384,133	374,993
Premises and equipment, net	3,533	3,940
Bank owned life insurance	8,908	8,773
Federal Home Loan Bank stock, at cost	3,047	1,705
Real estate owned, net	4,011	89
Deferred income taxes	2,015	1,502
Accrued interest receivable	1,864	2,027
Prepaid regulatory assessment	2,599	—
Other assets	883	1,088
Total assets	$438,811	$433,999
LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Noninterest-bearing	$43,704	$40,851
Money market, NOW and savings deposits	104,838	87,751
Time deposits	222,093	216,942
Total deposits	370,635	345,544
Federal funds purchased	227	—
Federal Reserve borrowing	—	26,000
Federal Home Loan Bank advances	25,000	20,000
Subordinated debentures	14,550	14,550
Other liabilities	1,131	1,060
Total liabilities	411,543	407,154
Shareholders’ equity
Preferred stock, $.01 par value; 2,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $.01 par value; 8,000,000 shares authorized; 1,749,526 and 1,748,799 shares issued in 2009 and 2008	17	17
Additional paid-in capital	18,631	18,568
Retained earnings	8,287	8,213
Treasury stock, at cost (2009 – 283 shares, 2008 – 200 shares)	(3)	(2)
Accumulated other comprehensive income	336	49
Total shareholders’ equity	27,268	26,845
Total liabilities and shareholders’ equity	$438,811	$433,999

See accompanying notes to consolidated financial statements.

JACKSONVILLE BANCORP, INC.
CONSOLIDATED STATEMENTS OF INCOME
Years ended December 31,
(Dollar amounts in thousands except per share data)

	2009	2008	2007
Interest and dividend income
Loans, including fees	$22,190	$24,109	$25,349
Taxable securities	648	1,021	1,082
Tax-exempt securities	414	414	317
Federal funds sold and other	(48)	19	60
Total interest income	23,204	25,563	26,808
Interest expense
Deposits	7,844	11,336	12,029
Federal Reserve borrowing	116	23	—
Federal Home Loan Bank advances	1,034	1,520	1,817
Subordinated debentures	734	675	559
Federal funds purchased and repurchase agreements	1	6	14
Total interest expense	9,729	13,560	14,419
Net interest income	13,475	12,003	12,389
Provision for loan losses	4,361	3,570	542
Net interest income after provision for loan losses	9,114	8,433	11,847
Noninterest income
Service charges on deposit accounts	597	678	639
Write-off of non-marketable equity security	(132)	—	—
Net gain on sales of loans	—	—	47
Other	376	500	498
Total noninterest income	841	1,178	1,184
Noninterest expense
Salaries and employee benefits	4,441	4,514	4,281
Occupancy and equipment	1,674	1,653	1,674
Regulatory assessment	1,020	417	259
Data processing	909	794	595
Advertising and business development	603	504	517
Professional fees	551	626	326
Merger related costs	—	468	—
Telephone	128	128	124
Director fees	50	92	192
Courier, freight and postage	129	165	158
Other	478	444	359
Total noninterest expense	9,983	9,805	8,485
Income (loss) before income taxes (benefit)	(28)	(194)	4,546
Income tax expense (benefit)	(104)	(229)	1,588
Net income	$76	$35	$2,958
Earnings per share:
Basic	$.04	$.02	$1.70
Diluted	$.04	$.02	$1.63

See accompanying notes to consolidated financial statements.

JACKSONVILLE BANCORP, INC.
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
Years ended December 31,
(Dollar amounts in thousands except per share data)

	Common Stock		Additional Paid-In Capital	Retained Earnings	Treasury Stock	Accumulated Other Comprehensive Income (Loss)	Total
	Shares	Amount
Balance at December 31, 2006	1,741,688	17	18,230	5,241	(57)	(293)	23,138
Comprehensive income:
Net income				2,958			2,958
Change in unrealized gain (loss) on securities available for sale, net of tax						300	300
Total comprehensive income							3,258
Share-based compensation	6,600		152	(13)	211		350
Purchase of treasury stock	(6,600)				(194)		(194)
Exercise of common stock options, including tax benefit of $31	4,643		77				77
Balance at December 31, 2007	1,746,331	17	18,459	8,186	(40)	7	26,629
Comprehensive income:
Net income				35			35
Change in unrealized gain (loss) on securities available for sale, net of tax						42	42
Total comprehensive income							77
Share-based compensation	5,847		106	(8)	117		215
Purchase of treasury stock	(4,397)				(79)		(79)
Issuance of common stock	618						—
Exercise of common stock options, including tax benefit of $1	200		3				3
Balance at December 31, 2008	1,748,599	$17	$18,568	$8,213	$(2)	$49	$26,845
Comprehensive income:
Net income				76			76
Change in unrealized gain (loss) on securities available for sale, net of sale, net of tax						277	277
Net unrealized derivative gain on cash flow hedge, net of tax						10	10
Total comprehensive income							363
Share-based compensation	3,603		63	(2)	38		99
Purchase of treasury stock	(3,686)				(39)		(39)
Issuance of common stock	727
Balance at December 31, 2009	1,749,243	$17	$18,631	$8,287	$(3)	$336	$27,268

See accompanying notes to consolidated financial statements.

JACKSONVILLE BANCORP, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
Years ended December 31,
(Dollar amounts in thousands except per share data)

	2009	2008	2007
Cash flows from operating activities
Net income	$76	$35	$2,958
Adjustments to reconcile net income to net cash from operating activities
Depreciation and amortization	491	515	553
Net amortization of deferred loan fees	48	47	79
Provision for loan losses	4,361	3,570	542
Net amortization (accretion) of securities	(50)	(16)	16
Net loss on sale of real estate owned	16	—	—
Loss on writedown of real estate owned	30	—	—
Earnings on Bank owned life insurance	(135)	(263)	(173)
Share-based compensation	99	215	350
Loss on disposal of premises and equipment	10	38	—
Loss on nonmarketable equity investment	132	—	—
Deferred income tax (benefit) expense	(685)	(720)	(317)
Net gain on sale of loan	—	—	(47)
Net change in:
Other assets	(2,353)	(254)	(330)
Accrued expenses and other liabilities	71	(550)	631
Net cash from operating activities	2,111	2,617	4,262
Cash flows from investing activities
Available for sale securities:
Sales	—	—	—
Maturities, prepayments and calls	12,083	6,228	5,293
Purchases	(4,076)	(6,102)	(8,496)
Proceeds from maturity of held to maturity securities	50	—	—
Loan (originations) and payments, net	(21,733)	(39,256)	(58,880)
Purchase of Bank owned life insurance	—	(3,500)	—
Proceeds from sale of other real estate owned	4,216	—	—
Additions to premises and equipment	(89)	(102)	(203)
Purchase of Federal Home Loan Bank stock, net of redemptions	(1,342)	1,933	(2,567)
Net cash from investing activities	(10,891)	(40,799)	(64,853)
Cash flows from financing activities
Net change in deposits	25,091	56,651	6,267
Net change in federal funds purchased	227	—	(182)
Net change in Federal Reserve borrowing	(26,000)	26,000	—
Net change in overnight Federal Home Loan Bank advances	—	(28,830)	20,180
Net change in fixed rate Federal Home Loan Bank advances	5,000	(19,000)	36,000
Proceeds from issuance of subordinated debt	—	7,550	—
Proceeds from exercise of common stock options	—	3	46
Excess tax benefits from share-based payment arrangements	—	—	31
Purchase of treasury stock	(39)	(79)	(194)
Net cash from financing activities	4,279	42,295	62,148
Net change in cash and cash equivalents	(4,501)	4,113	1,557
Beginning cash and cash equivalents	10,148	6,035	4,478
Ending cash and cash equivalents	$5,647	$10,148	$6,035
Supplemental disclosure of cash flow information:
Interest paid	$9,873	$13,700	$13,970
Income taxes paid	410	835	1,620
Supplemental schedule of noncash investing activities:
Acquisition of real estate	$8,184	$89	$—

See accompanying notes to consolidated financial statements.

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations and Principles of Consolidation:  Jacksonville Bancorp, Inc. (“Bancorp”) is a financial holding company headquartered in Jacksonville, Florida. The consolidated financial statements include the accounts of Jacksonville Bancorp, Inc. and its wholly owned, primary operating subsidiary, The Jacksonville Bank, and The Jacksonville Bank’s wholly owned subsidiary, Fountain Financial, Inc. The consolidated entity is referred to as the “Company,” and The Jacksonville Bank and its subsidiary are collectively referred to as the “Bank.” The Company’s financial condition and operating results principally reflect those of the Bank. All intercompany transactions and balances are eliminated in consolidation.

The Company currently provides financial services through its five offices in Jacksonville, Duval County, Florida. Its primary business segment is community banking and consists of attracting deposits from the general public and using such deposits and other sources of funds to originate commercial business loans, commercial real estate loans, residential mortgage loans and a variety of consumer loans. Substantially all loans are secured by specific items of collateral, including business assets, consumer assets, and commercial and residential real estate. Commercial loans are expected to be repaid from cash flow from operations of businesses. There are no significant concentrations of loans to any one industry or customer. However, the customers’ ability to repay their loans is dependent on the real estate and general economic conditions in the area.

Use of Estimates:  To prepare financial statements in conformity with U.S. generally accepted accounting standards, management makes estimates and assumptions based on available information. These estimates and assumptions affect the amounts reported in the financial statements and the disclosures provided, and actual results could differ from those estimates. Changes in assumptions or in market conditions could significantly affect the estimates. The allowance for loan losses and fair values of financial instruments are particularly subject to change.

Cash Flows:  For the purposes of the consolidated statements of cash flows, cash and cash equivalents include cash on hand, noninterest-bearing deposits with other financial institutions with maturities fewer than 90 days and federal funds sold. Net cash flows are reported for customer loan and deposit transactions, interest-bearing deposits in other financial institutions, short-term Federal Home Loan Bank (FHLB) advances, federal funds purchased, Federal Reserve discount window and other borrowings.

Advertising Costs:  Advertising costs are expensed as incurred.

Securities:  Debt securities are classified as held to maturity and carried at amortized cost when management has the positive intent and ability to hold them to maturity. Debt securities are classified as available for sale when they might be sold before maturity. Equity securities with readily determinable fair values are classified as available for sale. Securities available for sale are carried at fair value, with unrealized holding gains and losses reported in other comprehensive income, net of tax. Other securities, such as FHLB stock, are carried at cost.

Interest income includes amortization of purchase premiums and accretion of purchase discounts. Premiums and discounts on securities are amortized on the level yield without anticipating prepayments, except for mortgage-backed securities where prepayments are anticipated. Gains and losses are recorded on the trade date and determined using the specific identification method.

Declines in the fair value of securities below their cost that are other-than-temporary are reflected as realized losses. In estimating other-than-temporary losses, management considers: the length of time and extent that fair value has been less than cost; the financial condition and near term prospects of the issuer; and the Company’s intent or likelihood that it would be required to sell.

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Loans:  Loans that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at the principal balance outstanding, net of deferred loan fees and costs, and allowance for loan losses. Interest income is accrued on the unpaid principal balance. Loan origination fees, net of certain direct origination costs, are deferred and recognized in interest income using the level-yield method without anticipating prepayments.

Interest income on loans is discontinued at the time the loan is 90 days delinquent unless the loan is well secured and in process of collection. Past due status is based on the contractual terms of the loan. In all cases, loans are placed on nonaccrual or charged off at an earlier date if collection of principal or interest is considered doubtful.

All interest accrued but not received for loans placed on nonaccrual is reversed against interest income. Interest received on such loans is accounted for on the cash-basis or cost-recovery method, until qualifying for return to accrual. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

Overdrawn customer checking accounts are reclassified as consumer loans and are evaluated on an individual basis for collectability. The balances, which totaled $68,000 and $198,000 at December 31, 2009 and 2008, respectively, are included in the estimate of allowance for loan losses and are charged off when collectability is considered doubtful.

Concentration of Credit Risk:  Most of the Company’s business activity is with customers located in Duval County. Therefore, the Company’s exposure to credit risk is significantly affected by changes in the economy in Duval County.

Allowance for Loan Losses:  The allowance for loan losses is a valuation allowance for probable incurred credit losses. Loan losses are charged against the allowance when management believes the uncollectability of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance. Management estimates the allowance balance required using past loan loss experience, the nature and volume of the portfolio, information about specific borrower situations and estimated collateral values, economic conditions, and other factors. Allocations of the allowance may be made for specific loans, but the entire allowance is available for any loan that, in management’s judgment, should be charged off.

The allowance consists of specific and general components. The specific component relates to loans that are individually classified as impaired or loans otherwise classified as special mention, substandard or doubtful. The general component covers non-classified loans by loan type and is based on historical loss experience for each loan type adjusted for current factors.

A loan is impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Loans, for which the terms have been modified, and for which the borrower is experiencing financial difficulties, are considered troubled debt restructurings and classified as impaired. If a loan is impaired, a portion of the allowance may be allocated so that the loan is reported, net, at the present value of estimated future cash flows using the loan’s existing rate or at the fair value of collateral if repayment is expected solely from the sale of the collateral. Large groups of smaller balance homogeneous loans, such as consumer and residential real estate loans, are collectively evaluated for impairment and, accordingly, they are not separately identified for impairment disclosures. Troubled debt restructurings are measured at the present value of estimated future cash flows using the loans’ effective rate at inception.

Foreclosed Assets:  Assets acquired through or in place of loan foreclosure are initially recorded at lower of cost or fair value less estimated costs to sell when acquired, establishing a new cost basis. If fair value declines subsequent to foreclosure, a valuation allowance is recorded through expense. Operating costs incurred after acquisition are expensed.

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Premises and Equipment:  Land is carried at cost. Premises and equipment are stated at cost less accumulated depreciation. Buildings and related components are depreciated using the straight-line method with useful lives ranging from 5 to 40 years. Furniture, fixtures and equipment are depreciated using the straight-line method with useful lives ranging from 3 to 10 years.

Other Real Estate Owned:  Other real estate owned includes real estate acquired through foreclosure or deed taken in lieu of foreclosure. These amounts are recorded at estimated fair value, less costs to sell the property, with any difference between the fair value of the property and the carrying value of the loan being charged to the allowance for loan losses. Subsequent changes in fair value are reported as adjustments to the carrying amount, not to exceed the initial carrying value of the assets at the time of transfer. Those subsequent changes, as well as any gains or losses recognized on the sale of these properties, are included in noninterest expense.

Federal Home Loan (FHLB) Stock:  The Bank is a member of the FHLB system. Members are required to own a certain amount of stock based on the level of borrowings and other factors, and may invest in additional amounts. FHLB stock is carried at cost, classified as a restricted security and periodically evaluated for impairment based on ultimate recovery of par value. Both cash and stock dividends are reported as income.

Long-term Assets:  Premises and equipment and other long-term assets are reviewed for impairment when events indicate their carrying amount may not be recoverable from future undiscounted cash flows. If impaired, the assets are recorded at fair value.

Loan Commitments and Related Financial Instruments:  Financial instruments include off-balance-sheet credit instruments, such as commitments to make loans and commercial letters of credit, issued to meet customer financing needs. The face amount for these items represents the exposure to loss, before considering customer collateral or ability to repay. Such financial instruments are recorded when they are funded.

Bank Owned Life Insurance:  The Bank has purchased life insurance policies on certain key employees. Bank owned life insurance is recorded at the amount that can be realized under the insurance contract at the balance sheet date, which is the cash surrender value adjusted for other charges or other amounts due that are probable at settlement.

Derivatives:  At the inception of a derivative contract, the Company designates the derivative as one of three types based on the Company’s intentions and belief as to likely effectiveness as a hedge. These three types are (1) a hedge of the fair value of a recognized asset or liability or of an unrecognized firm commitment (“fair value hedge”), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedge”), or (3) an instrument with no hedging designation (“stand-alone derivative”). The Company entered into a derivative contract that is designated as a cash flow hedge. The gain or loss on the derivative is reported in other comprehensive income and is reclassified into earnings in the same periods during which the hedged transaction affects earnings. Any change in the fair value of the derivative that is not highly effective in hedging the change in expected cash flows of the hedged item would be recognized immediately in current earnings. Net cash settlements are recorded in interest income or interest expense, based on the item being hedged. Cash flows on hedges are classified in the cash flow statement the same as the cash flows of the items being hedged.

The Company formally documents the relationship between derivatives and hedged items, as well as the risk-management objective and the strategy for undertaking hedge transactions, at the inception of the hedging relationship. This documentation includes linking the cash flow hedge to the specific liability on the balance sheet. The Company also formally assesses, both at the hedge’s inception and on an ongoing basis, whether the derivative instruments that are used are highly effective in offsetting changes in cash flows of the hedged item. The Company discontinues hedge accounting when it determines that the derivative is no longer

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

effective in offsetting changes in the cash flows of the hedged item, the derivative is settled or terminates, or treatment of the derivative as a hedge is no longer appropriate or intended.

When hedge accounting is discontinued, subsequent changes in fair value of the derivative are recorded as noninterest income. When a cash flow hedge is discontinued but the hedged cash flows are still expected to occur, gains or losses that were accumulated in other comprehensive income are amortized into earnings over the same periods which the hedged transactions will affect earnings.

Stock Compensation:  Compensation cost is recognized for stock options and restricted stock awards issued to employees, based on the fair value of these awards at the date of grant. A Black-Scholes model is utilized to estimate the fair value of stock options, while the market price of the Corporation’s common stock at the date of grant is used for restricted stock awards. Compensation cost is recognized over the required service period, generally defined as the vesting period. For awards with graded vesting, compensation cost is recognized on a straight-line basis over the requisite service period for the entire award.

Income Taxes:  Income tax expense is the total of the current year income tax due or refundable and the change in deferred tax assets and liabilities. Deferred tax assets and liabilities are the expected future tax amounts for the temporary differences between carrying amounts and tax basis of assets and liabilities, computed using enacted tax rates. A valuation allowance, if needed, reduces deferred tax assets to the amount expected to be realized.

The Company adopted guidance issued by the Financial Accounting Standards Board (“FASB”) with respect to accounting for uncertainty in income taxes as of January 1, 2007. A tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. The adoption had no effect on the Company’s financial statements. These returns are subject to examination by taxing authorities for all years after 2005. The Company recognized interest and/or penalties related to income tax matters in income tax expense.

Earnings Per Common Share:  Basic earnings per common share is net income divided by the weighted average number of common shares outstanding during the period. Diluted earnings per common share includes the dilutive effect of additional potential common shares issuable under stock options.

The effect of stock options and stock awards is the sole common stock equivalent for the purposes of calculating diluted earnings per common share.

Comprehensive Income:  Comprehensive income consists of net income and other comprehensive income. Other comprehensive income includes unrealized gains and losses on securities available for sale and unrealized gains and losses on cash flow hedges which are also recognized as separate components of equity.

Treasury Stock:  Treasury stock is carried at cost. Gains and losses on issuances are based on the market price of the underlying common stock at the date of issuance and are determined using the first-in, first-out (FIFO) method. Gains on issuances are credited to additional paid-in capital while losses are charged to additional paid-in capital to the extent that previous net gains from issuances are included therein, otherwise to retained earnings. Gains or losses on the issuances of treasury stock are not credited or charged to income.

Loss Contingencies:  Loss contingencies, including claims and legal actions arising in the ordinary course of business, are recorded as liabilities when the likelihood of loss is probable and an amount or range of loss can be reasonably estimated. Management does not believe there now are such matters that will have a material effect on the financial statements.

Restrictions on Cash:  Cash on hand or on deposit with the Federal Reserve Bank is required to meet regulatory reserve and clearing requirements.

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Dividend Restrictions:  Bank regulations require maintaining certain capital levels and may limit the dividends paid by the Bank to the holding company or by the holding company to the shareholders.

Fair Value of Financial Instruments:  Fair values of financial instruments are estimated using relevant market information and other assumptions, as more fully disclosed in a separate note. Fair value estimates involve uncertainties and matters of significant judgment regarding interest rates, credit risk, prepayments, and other factors, especially in the absence of broad markets for particular items. Changes in assumptions or in market conditions could significantly affect the estimates.

Operating Segments:  While the chief decision makers monitor the revenue streams of the various products and services, operations are managed and financial performance is evaluated on a Company-wide basis. Accordingly, all of the financial service operations are considered by management to be aggregated into one reportable operating segment.

Reclassifications:  Some items in the prior year financial statements were reclassified to conform to the current presentation.

Adoption of New Accounting Standards:  In September 2006, the FASB issued guidance that defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. This guidance also establishes a fair value hierarchy about the assumptions used to measure fair value and clarifies assumptions about risk and the effect of a restriction on the sale or use of an asset. The guidance was effective for fiscal years beginning after November 15, 2007. In February 2008, the FASB issued guidance that delayed the effective date of this fair value guidance for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value on a recurring basis (at least annually) to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The impact of adoption was not material.

In April 2009, the FASB amended existing guidance for determining whether impairment is other-than-temporary for debt securities and requires an entity to assess whether it intends to sell, or it is more likely than not that it will be required to sell, a security in an unrealized loss position before recovery of its amortized cost basis. If either of these criteria is met, the entire difference between amortized cost and fair value is recognized as impairment through earnings. For securities that do not meet either of the above criteria, the amount of impairment is split into two components as follows: 1) other-than-temporary impairment (OTTI) related to other factors, which is recognized in other comprehensive income and 2) OTTI related to credit loss, which must be recognized in the income statement. The credit loss is defined as the difference between the present value of the cash flows expected to be collected and the amortized cost basis. Additionally, disclosures about other-than-temporary impairments for debt and equity securities were expanded. This guidance was effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The adoption did not have a material impact on the Company’s results of operations or financial position.

In April 2009, the FASB issued guidance that emphasizes that the objective of a fair value measurement does not change even when market activity for the asset or liability has decreased significantly. Fair value is the price that would be received for an asset sold or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. When observable transactions or quoted prices are not considered orderly, then little, if any, weight should be assigned to the indication of the asset or liability’s fair value. Adjustments to those transactions or prices should be applied to determine the appropriate fair value. The guidance, which was applied prospectively, was effective for interim and annual reporting periods ending after June 15, 2009 early adoption for periods ending after March 15, 2009. The adoption did not have a material impact on the Company’s results of operations or financial position.

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

In June 2009, the FASB replaced The Hierarchy of Generally Accepted Accounting Standards, with the FASB Accounting Standards CodificationTM (The Codification) as the source of authoritative accounting standards recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. Rules and interpretive releases of the Securities and Exchange Commission under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification was effective for financial statements issued for periods ending after September 15, 2009.

In August 2009, the FASB amended existing guidance for the fair value measurement of liabilities by clarifying that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using a valuation technique that uses the quoted price of the identical liability when traded as an asset, quoted prices for similar liabilities or similar liabilities when traded as assets, or that is consistent with existing fair value guidance. The amendments in this guidance clarify that both a quoted price in an active market for the identical liability at the measurement date and the quoted price for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the asset are required are Level 1 fair value measurements. The guidance was effective for the first reporting period beginning after issuance. The adoption did not have an impact on the Company’s results of operations or financial position.

NOTE 2 — INVESTMENT SECURITIES

The following table summarizes the amortized cost and fair value of the available-for-sale and held-to-maturity investment securities portfolio at December 31, 2009 and 2008 and the corresponding amounts of unrealized gains and losses therein:

	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
(Dollars in thousands)
December 31, 2009
Available-for sale securities
U.S. government-sponsored entities and agencies	$2,485	$32	$(13)	$2,504
State and political subdivisions	10,777	228	(42)	10,963
Mortgage-backed securities – residential	8,044	308	—	8,352
Collateralized mortgage obligations – residential	342	10	—	352
Total available-for-sale securities	$21,648	$578	$(55)	$22,171

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 2 — INVESTMENT SECURITIES  – (continued)

	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
(Dollars in thousands)
December 31, 2008
Available-for sale securities
U.S. government-sponsored entities and agencies	$8,204	$91	$(11)	$8,284
State and political subdivisions	10,918	122	(262)	10,778
Mortgage-backed securities – residential	9,829	197	(59)	9,967
Collateralized mortgage obligations – residential	654	2	(1)	655
Total available-for-sale securities	$29,605	$412	$(333)	$29,684
Total held-to-maturity securities	$50	$—	$—	$50

There were no sales of available for sale securities in 2009, 2008, and 2007.

The amortized cost and fair value of the investment securities portfolio are shown by expected maturity. Expected maturities may differ from contractual maturities if borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2009
	Amortized Cost	Fair Value
Maturity
Available-for-sale securities
Within one year	$4,173	$4,184
One to five years	5,229	5,309
Five to ten years	3,860	3,973
Beyond ten years	—	—
Mortgage-backed	8,044	8,353
Collateralized Mortgage Obligations	342	352
Total	$21,648	$22,171
Held-to-maturity securities
Within one year	$—	$—
Total investment securities	$21,648	$22,171

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 2 — INVESTMENT SECURITIES  – (continued)

	December 31, 2008
	Amortized Cost	Fair Value
Maturity
Available-for-sale securities
Within one year	$—	$—
One to five years	3,667	3,703
Five to ten years	10,507	10,595
Beyond ten years	4,948	4,764
Mortgage-backed	9,829	9,967
Collateralized Mortgage Obligations	654	655
Total	$29,605	$29,684
Held-to-maturity securities
Within one year	$50	$50
Total investment securities	$29,655	$29,734

Securities pledged at year-end 2009 had a carrying amount of $5,700 and were pledged to secure the available line for the Federal Reserve Bank borrowing for the Borrower in Custody Program. There were no securities pledged at year-end 2008.

At year-end 2009 and 2008, there were no holdings of securities of any one issuer, other than the U.S. Government and its agencies, in an amount greater than 10% of shareholders’ equity.

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 2 — INVESTMENT SECURITIES  – (continued)

The following table summarizes the investment securities with unrealized losses at December 31, 2009 and 2008 by aggregated major security type and length of time in a continuous unrealized loss position:

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
(Dollars in thousands)
December 31, 2009
Available-for-sale securities
U.S. government-sponsored entities and agencies	$987	$(13)	$—	$—	$987	$(13)
States and political	1,789	(25)	288	(17)	2,077	(42)
Mortgage-backed securities – residential	—	—	—	—	—	—
Collateralized mortgage obligations – residential	—	—	—	—	—	—
Total available-for-sale securities	$2,776	$(38)	$288	$(17)	$3,064	$(55)
Held-to-maturity other securities	—	—	—	—	—	—
Total investment securities	$2,776	$(38)	$288	$(17)	$3,064	$(55)

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
(Dollars in thousands)
December 31, 2008
Available-for-sale securities
U.S. government-sponsored entities and agencies	$739	$(11)	$—	$—	$739	$(11)
States and political	5,487	(262)	—	—	5,487	(262)
Mortgage-backed securities – residential	1,903	(58)	396	(1)	2,299	(59)
Collateralized mortgage obligations – residential	50	—	327	(1)	377	(1)
Total available-for-sale securities	$8,179	$(331)	$723	$(2)	$8,902	$(333)
Held-to-maturity other securities	—	—	—	—	—	—
Total investment securities	$8,179	$(331)	$723	$(2)	$8,902	$(333)

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 2 — INVESTMENT SECURITIES  – (continued)

Other-Than-Temporary-Impairment

Management evaluates securities for other-than-temporary impairment (“OTTI”) at least on a quarterly basis and more frequently when economic or market conditions warrant such an evaluation. In determining OTTI for debt securities, management considers many factors, including: (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer, (3) whether the market decline was affected by macroeconomic conditions, and (4) whether the entity has the intent to sell the debt security or more likely than not will be required to sell the debt security before its anticipated recovery. The assessment of whether an other-than-temporary decline exists involves a high degree of subjectivity and judgment and is based on the information available to management at a point in time.

In order to determine OTTI for purchased beneficial interests that, on the purchase date, were rated below AA, the Company compares the present value of the remaining cash flows as estimated at the preceding evaluation date to the current expected remaining cash flows. OTTI is deemed to have occurred if there has been an adverse change in the remaining expected future cash flows. It is not the Bank’s policy to purchase securities rated below AA.

When OTTI occurs, for either debt securities or purchased beneficial interests that, on the purchase date, were rated below AA, the amount of OTTI recognized in earnings depends on whether an entity intends to sell the security or it is more likely than not it will be required to sell the security before recovery of its amortized cost basis, less any current-period credit loss. If an entity intends to sell or it is more likely than not it will be required to sell the security before recovery of its amortized cost basis, less any current-period credit loss, the OTTI shall be recognized in earnings equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date. If an entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery of its amortized cost basis less any current-period loss, the OTTI shall be separated into the amount representing the credit loss and the amount related to all other factors. The amount of the total OTTI related to the credit loss is determined based on the present value of cash flows expected to be collected and is recognized in earnings. The amount of the total OTTI related to other factors is recognized in other comprehensive income, net of applicable taxes. The previous amortized cost basis less the OTTI recognized in earnings becomes the new amortized cost basis of the investment.

As of December 31, 2009, the Company’s security portfolio consisted of $22,171 of available-for-sale securities, and $3,064 was in an unrealized loss position. The majority of unrealized losses are related to the Company’s U.S. Agency, and State and political securities, as discussed below:

U.S. Agency Securities

All of the U.S. Agency securities held by the Company were issued by U.S. government-sponsored entities and agencies. The decline in fair value is attributable to changes in interest rates and illiquidity, and not credit quality.

Because the Company does not have the intent to sell these securities, and it is likely that it will not be required to sell the securities before their anticipated recovery, the Company does not consider these to be other-than-temporarily impaired at December 31, 2009.

State and Political Securities

All of the State and Political Securities (“Municipal Bonds”) held by the Company were issued by a city or other local government. The Municipal Bonds are general obligations of the issuer and are secured by specified revenues. The decline in fair value is primarily attributable to changes in interest rates and the ratings of the underlying insurers rather than the ability or willingness of the municipality to repay.

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 2 — INVESTMENT SECURITIES  – (continued)

Because the Company does not have the intent to sell these securities, and it is likely that it will not be required to sell the securities before their anticipated recovery, the Company does not consider these to be other-than-temporarily impaired at December 31, 2009.

For the 12-month period ended December 31, 2009, there were no credit losses recognized in earnings.

NOTE 3 — LOANS

Loans at year end were as follows:

	2009	2008
Commercial	$23,838	$28,445
Real estate:
Residential	97,147	81,152
Commercial	233,570	224,677
Construction and land	32,987	41,759
Consumer	3,899	4,070
Subtotal	391,441	380,103
Less: Net deferred loan fees	(454)	(405)
Allowance for loan losses	(6,854)	(4,705)
Loans, net	$384,133	$374,993

Activity in the allowance for loan losses was as follows:

	2009	2008	2007
Beginning balance	$4,705	$3,116	$2,621
Provision for loan losses	4,361	3,570	542
Loans charged off	(2,235)	(2,095)	(71)
Recoveries	23	114	24
Ending balance	$6,854	$4,705	$3,116

Impaired loans were as follows:

	2009	2008
Year-end loans with no allocated allowance for loan losses	$4,036	$12,931
Year-end loans with allocated allowance for loan losses	18,516	4,352
Total	$22,552	$17,283
Amount of the allowance for loan losses allocated	$786	$618

	2009	2008	2007
Average of impaired loans during the year	$21,728	$7,295	$566
Interest income recognized during impairment	657	136	2
Cash-basis interest income recognized	657	116	2

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 3 — LOANS  – (continued)

Nonaccrual loans and loans past due 90 days still on accrual were as follows:

	2009	2008
Loans past due over 90 days still on accrual	$—	$—
Nonaccrual loans	8,745	12,436

Nonaccrual loans and loans past due 90 days still on accrual include both smaller balance homogeneous loans that are collectively evaluated for impairment and individually classified impaired loans.

The Company has loan balances of $16,175 for customers whose loans are classified as troubled debt restructuring and are included in the impaired loan balances of $22,552 at December 31, 2009. There were no additional funds committed to customers whose loans are classified as troubled debt restructuring. Of the $786 allowance for loan losses reserved for impaired loans, the Company has allocated $522 to customers whose loan terms have been modified in troubled debt restructuring.

NOTE 4 — PREMISES AND EQUIPMENT

Year-end premises and equipment were as follows:

	2009	2008
Land	$1,075	$1,075
Buildings	1,381	1,356
Furniture, fixtures and equipment	1,676	1,784
Leasehold improvements	2,003	1,939
Construction in process	—	9
Total	6,135	6,163
Less: Accumulated depreciation	(2,602)	(2,223)
Net Premises and equipment	$3,533	$3,940

Depreciation expense, including amortization of leasehold improvements, was $468, $457 and $466 for the years ended December 31, 2009, 2008 and 2007, respectively.

Operating Leases:  The Company leases certain office facilities under operating leases that generally contain annual escalation clauses and renewal options. Rent expense was $681, $689 and $674 for 2009, 2008 and 2007, respectively. Rent commitments under noncancelable operating leases, before considering renewal options that generally are present, were as follows:

2010	$708
2011	719
2012	730
2013	742
2014	654
Thereafter	355
Total	$3,908

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 5 — DEPOSITS

Time deposits of $100 or more were $100,242 and $74,273 at year end 2009 and 2008.

Scheduled maturities of time deposits for the next five years were as follows:

2010	$182,160
2011	28,067
2012	10,756
2013	766
2014	344
Thereafter	—

NOTE 6 — SHORT-TERM BORROWINGS AND FEDERAL HOME LOAN BANK ADVANCES

At year end, advances from FHLB were as follows:

	2009	2008
Convertible advances maturing June 8, 2010 with a quarterly call option beginning June 9, 2008 at a fixed rate of 4.99%	$5,000	$5,000
Convertible advances maturing August 13, 2010 with a quarterly call option beginning August 13, 2008 at a fixed rate of 4.51%	5,000	5,000
Convertible advances maturing October 4, 2010 with a quarterly call option beginning October 6, 2008 at a fixed rate of 4.15%	5,000	5,000
Convertible advances maturing June 8, 2012 with a quarterly call option beginning September 10, 2007 at a fixed rate of 4.68%	5,000	5,000
Advances maturing May 29, 2012 at a fixed rate of 2.11%	5,000	—
	$25,000	$20,000

Each advance is payable at its maturity date, with a prepayment penalty for early termination. The advances were collateralized by a blanket lien arrangement of the Company’s first mortgage loans, second mortgage loans and commercial real estate loans. Based upon this collateral and the Company’s holdings of FHLB stock, the Company is eligible to borrow up to a total of $68,300 at year-end 2009.

In 2008, the Company established a “Borrower in Custody” line of credit with the Federal Reserve Bank by pledging excess collateral. The amount of this line at December 31, 2009 was $29,800, all of which was available on that date.

NOTE 7 — SUBORDINATED DEBENTURES

On June 17, 2004, the Company participated in a pooled offering of trust preferred securities. Bancorp formed Jacksonville Statutory Trust I (the “Trust I”), a wholly owned statutory trust subsidiary for the purpose of issuing the trust preferred securities. The Trust I used the proceeds from the issuance of $4,000 in trust preferred securities to acquire junior subordinated debentures of Bancorp. The trust preferred securities essentially mirror the debt securities, carrying a cumulative preferred dividend at a variable rate equal to the interest rate on the debt securities (three-month LIBOR plus 263 basis points). The initial rate in effect at the time of issuance was 4.06% and is subject to change quarterly. The rate in effect at December 31, 2009 was 2.88%.

On December 14, 2006, the Company participated in a pooled offering of trust preferred securities. Bancorp formed Jacksonville Statutory Trust II (the “Trust II”), a wholly owned statutory trust subsidiary for the purpose of issuing the trust preferred securities. The Trust II used the proceeds from the issuance of $3,000 in trust preferred securities to acquire junior subordinated debentures of Bancorp. The trust preferred securities essentially mirror the debt securities, carrying a cumulative preferred dividend at a variable rate equal to the

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 7 — SUBORDINATED DEBENTURES  – (continued)

interest rate on the debt securities (three-month LIBOR plus 173 basis points). The initial rate in effect at the time of issuance was 7.08% and is subject to change quarterly. The rate in effect at December 31, 2009 was 1.98%.

On June 20, 2008, the Company participated in a private placement offering of trust preferred securities. Bancorp formed Jacksonville Bancorp, Inc. Statutory Trust III (the “Trust III”), a wholly owned statutory trust subsidiary for the purpose of issuing the trust preferred securities. The Trust III used the proceeds from the issuance of $7,550 in trust preferred securities to acquire junior subordinated debentures of Bancorp. The trust preferred securities essentially mirror the debt securities, carrying a cumulative preferred dividend at a variable rate equal to the interest rate on the debt securities (three-month LIBOR plus 375 basis points). The initial rate in effect at the time of issuance was 6.55% and is subject to change quarterly. The rate in effect at December 31, 2009 was 4.00%. On July 7, 2009, the Company entered into an interest rate swap transaction with SunTrust Bank to mitigate interest rate risk exposure. Under the terms of the agreement, which relates to the subordinated debt issued to Jacksonville Bancorp, Inc. Statutory Trust III in the amount of $7,550, the Company has agreed to pay a fixed rate of 7.53% for a period of ten years in exchange for the original floating rate contract (90-day LIBOR plus 375 basis points).

The debt securities and the trust preferred securities under the three offerings each have 30-year lives. The trust preferred securities and the debt securities are callable by Bancorp or the respective trust, at their respective option after five years, and at varying premiums and sooner upon the occurrence of specific events, subject to prior approval by the Federal Reserve Board, if then required. In addition, the debt securities and trust preferred securities allow the deferral of interest payments for up to 5 years. The Company has treated the trust preferred securities as Tier 1 capital up to the maximum amount allowed, and the remainder as Tier 2 capital for federal regulatory purposes (see Note 12).

The Company is not the primary beneficiary of these Trusts (variable interest entities); therefore, the trusts are not consolidated in the Company’s financial statements, but rather the subordinated debentures are shown as a liability.

There are no required principal payments on subordinated debentures over the next five years.

NOTE 8 — BENEFIT PLANS

Profit Sharing Plan:  The Company sponsors a 401(k) profit sharing plan which is available to all employees electing to participate after meeting certain length-of-service requirements. The plan allows contributions by employees up to 15% of their compensation, which are matched equal to 100% of the first 4.5% in 2009, and 6% in 2008 and 2007 of the compensation contributed. Expense for 2009, 2008 and 2007 was $108, $174 and $148, respectively.

Directors’ Stock Purchase Plan:  Following approval by the shareholders at the 2003 Annual Meeting, the Company established the Directors’ Stock Purchase Plan for nonemployee directors. Under this Plan, directors may elect to receive shares of the Company’s common stock as an alternative to the equivalent amounts of cash for directors’ fees. A total of 100,000 shares of the Company’s common stock were made available for issuance, all of which remained available for issuance at December 31, 2009 and 2008, as all transactions executed to date were open market purchases. The Company’s expense in connection with this plan was $32, $83 and $176 in 2009, 2008 and 2007, respectively, which is included in director fees in the accompanying Consolidated Statements of Income.

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 9 — INCOME TAXES

Income tax expense (benefit) was as follows:

	2009	2008	2007
Current federal	$484	$404	$1,610
Current state	97	88	237
Valuation allowance federal	43	—	—
Valuation allowance state	7	—	—
Deferred federal	(628)	(616)	(221)
Deferred state	(107)	(105)	(38)
Total	$(104)	$(229)	$1,588

Effective tax rates differ from the federal statutory rate of 34% applied to income before income taxes due to the following:

	2009	2008	2007
Federal statutory rate times financial statement income	$(10)	$(66)	$1,546
Effect of:
Tax-exempt income	(171)	(202)	(145)
Valuation allowance for loss on equity securities	45	—	—
State taxes, net of federal benefit	(2)	(11)	132
Other, net	34	50	55
Total	$(104)	$(229)	$1,588

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	2009	2008
Deferred tax assets:
Allowance for loan losses	$2,212	$1,632
Other	207	161
	2,419	1,793
Deferred tax liabilities:
Depreciation	128	205
Net unrealized gain on securities available for sale	197	30
Other	29	56
	354	291
Valuation allowance on loss on equity securities	(50)	—
Net deferred tax asset	$2,015	$1,502

The Company recorded a valuation allowance on the deferred tax asset related to capital losses that are more likely than not to be realized. No valuation allowance for any remaining deferred assets is considered necessary. Our returns are subject to examination by taxing authority for all years after 2005.

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 10 — RELATED PARTY TRANSACTIONS

Loans to principal officers, directors and their affiliates in 2009 were as follows:

Beginning balance	$8,203
New loans	285
Repayments and transfer out of related party	(262)
Ending balance	$8,226

Deposits from principal officers, directors and their affiliates at year end 2009 and 2008 were $3,148 and $3,927, respectively.

NOTE 11 — SHARE-BASED COMPENSATION

On April 25, 2006, Bancorp’s shareholders approved the Jacksonville Bancorp, Inc. 2006 Stock Incentive Plan (the “2006 Plan”). Under the 2006 Plan, up to 20,000 shares of Bancorp’s common stock were made available for issuance for awards in the form of incentive stock options, restricted stock, restricted stock units, performance grants or stock appreciation rights. Any award that expires or is forfeited for any reason is returned to the 2006 Plan.

The 2006 Plan was a new plan and did not supersede the Company’s original Stock Option Plan, adopted by the Company’s shareholders on April 26, 2000, which continues to govern awards made under it. Under the Company’s original Stock Option Plan, options to buy stock are granted to directors, officers and employees. There are no options available to be issued under the original Stock Option Plan.

On April 29, 2008, the shareholders approved a 2008 Amendment and Restatement of the 2006 Stock Incentive Plan. Under this amendment and restatement, there is reserved for issuance under the plan an aggregate of 70,000 shares of Bancorp common stock. No more than 15,000 shares may be allocated to incentive awards, including the maximum shares payable under a performance grant, that are granted during any single taxable year to any individual participant who is an employee of Bancorp or any subsidiary of Bancorp.

Stock options are granted under both stock option plans with an exercise price equal to or greater than the stock fair market value at the date of grant. All stock options granted have ten-year lives, generally containing vesting terms of three to five years. Certain grants have been made that vest immediately. Common stock issued upon exercise of stock options are newly-issued shares.

The fair value of each option award is estimated on the date of grant using a closed form option valuation (Black-Scholes option-pricing model) that uses the assumptions noted in the table below. Expected volatilities are based on historical volatilities of the Company’s common stock. The Company uses historical data to estimate option exercise and post-vesting termination behavior. The expected term of options granted is based on historical data and represents the period of time that options granted are expected to be outstanding, which takes into account that the options are not transferable. The risk-free interest rate for the expected term of the option is based on the U.S. Treasury yield curve in effect at the time of the grant.

Total share-based compensation costs that have been charged against income for those plans were $63, $110 and $147 for 2009, 2008 and 2007.

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 11 — SHARE-BASED COMPENSATION  – (continued)

The fair value of options granted was determined using the following weighted-average assumptions as of grant date.

	2009	2008	2007
Risk-free interest rate	2.43%	N/A	4.53%
Expected term	4.5 years	N/A	8.71 years
Expected stock price volatility	33.7%	N/A	27.39%
Dividend yield	0.00%	N/A	0.00%

A summary of the activity in the stock option plans for 2009 follows:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at beginning of year	158,142	$14.58	—	—
Granted	90,500	10.00	—	—
Exercised	—	—	—	—
Forfeited	—	—	—	—
Expired	(86,142)	10.00	—	—
Outstanding at end of year	162,500	$14.45	4.53	$—
Vested or expected to vest	155,478	$14.61	3.35	$—
Exercisable at end of year	68,500	$19.37	3.83	$—

Information related to the stock option plans during each year follows:

	2009	2008	2007
Intrinsic value of options exercised	N/A	$2	$82
Cash received from option exercises	N/A	3	46
Tax benefit realized from option exercises	N/A	1	31
Weighted average fair value of options granted	$2.70	$—	$15.68

As of December 31, 2009, there was $282 of total unrecognized compensation cost related to unvested stock options granted. The cost is expected to be recognized over a remaining weighted average period of 3.68 years.

The following table reports restricted stock activity during the 12 months ended December 31, 2009:

	Number of Shares	Weighted Average Grant Date Fair Value
Unvested shares at January 1, 2009	3,191	$28.45
Shares granted	1,650	$9.30
Shares vested and distributed	(727)	$32.50
Shares forfeited	(298)	$25.56
Unvested shares at December 31, 2009	3,816	$19.63

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 11 — SHARE-BASED COMPENSATION  – (continued)

As of December 31, 2009, there was $26 of total unrecognized compensation cost related to unvested restricted stock awards granted. The cost is expected to be recognized over a remaining weighted average period of 1.70 years.

NOTE 12 — CAPITAL REQUIREMENTS AND RESTRICTIONS ON RETAINED EARNINGS

Banks and bank holding companies are subject to regulatory capital requirements administered by federal banking agencies. Capital adequacy guidelines and, additionally for banks, prompt corrective action regulations involve quantitative measures of assets, liabilities and certain off-balance-sheet items calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgments by regulators. Failure to meet capital requirements can initiate regulatory action.

Prompt corrective action regulations provide five classifications: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized, although these terms are not used to represent overall financial condition. If adequately capitalized, regulatory approval is required to accept brokered deposits. If undercapitalized, capital distributions are limited, as is asset growth and expansion, and capital restoration plans are required. At year end 2009 and 2008, the most recent regulatory notifications categorized the Bank and the Company as well capitalized under the regulatory framework for prompt corrective action. There are no conditions or events since that notification that management believes have changed the institution’s category. Management and the Board of Directors have committed to maintain Total Risk-Based Capital at 10% and Tier 1 Capital to Average Assets at 8% at the Bank and the Company.

Actual and required capital amounts and ratios are presented below at year end.

	Actual		For Capital Adequacy Purposes		To Be Well Capitalized Under Prompt Corrective Action Provisions
	Amount	Ratio	Amount	Ratio	Amount	Ratio
2009
Total Capital to risk weighted assets
Consolidated	$46,393	11.87%	$31,273	8.00%	N/A	N/A
Bank	43,307	11.08	31,255	8.00	$39,068	10.00%
Tier 1 (Core) Capital to risk weighted assets
Consolidated	35,909	9.19	15,637	4.00	N/A	N/A
Bank	38,399	9.83	15,627	4.00	23,441	6.00
Tier 1 (Core) Capital to average assets
Consolidated	35,909	8.18	17,570	4.00	N/A	N/A
Bank	38,399	8.75	17,556	4.00	21,945	5.00
2008
Total Capital to risk weighted assets
Consolidated	$46,051	11.93%	$30,874	8.00%	N/A	N/A
Bank	40,719	10.58	30,795	8.00	$38,494	10.00%
Tier 1 (Core) Capital to risk weighted assets
Consolidated	35,638	9.23	15,437	4.00	N/A	N/A
Bank	36,014	9.36	15,397	4.00	23,096	6.00
Tier 1 (Core) Capital to average assets
Consolidated	35,638	8.26	17,264	4.00	N/A	N/A
Bank	36,014	8.36	17,228	4.00	21,535	5.00

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 12 — CAPITAL REQUIREMENTS AND RESTRICTIONS ON RETAINED EARNINGS  – (continued)

Bancorp’s principal source of funds for dividend payments is dividends received from the Bank. Banking regulations require maintaining certain capital levels and restrict the payment of dividends by the Bank to Bancorp or by Bancorp to shareholders. Specifically, a Florida state-chartered commercial bank may not pay cash dividends that would cause its capital to fall below the minimum amount required by federal or state law. Accordingly, commercial banks may only pay dividends out of the total of current net profits plus retained net profits of the preceding two years to the extent it deems expedient, except that no bank may pay a dividend at any time that the total of net income for the current year when combined with retained net income from the preceding two years produces a loss. The future ability of the Bank to pay dividends to Bancorp also depends in part on the FDIC capital requirements in effect and the Company’s ability to comply with such requirements.

NOTE 13 — DERIVATIVES

The Company utilizes interest rate swap agreements as part of its asset liability management strategy to help manage its interest rate risk position. The notional amount of the interest rate swaps does not represent amounts exchanged by the parties. The amount exchanged is determined by reference to the notional amount and the other terms of the individual interest rate swap agreements.

Interest Rate Swaps Designated as Cash Flow Hedges:  The Company is hedging the notional amount of $7,550 Statutory Trust III as of December 31, 2009. The hedge was designated as a cash flow hedge and was determined to be fully effective during all periods presented. As such, no amount of ineffectiveness has been included in net income. Therefore, the aggregate fair value of the swap is recorded in other assets with changes in fair value recorded in other comprehensive income. The amount included in accumulated other comprehensive income would be reclassified to current earnings should the hedges no longer be considered effective. The Company expects the hedges to remain fully effective during the remaining terms of the swaps.

Summary information about the interest-rate swaps designated as cash flow hedges at December 31, 2009 is as follows:

Notional amounts	$7,550
Fixed rate	7.53% per annum
Unrealized gains (losses)	$10

Interest expense recorded on this swap transaction totaled $125 during 2009 and is reported as a component of interest expense.

CASH FLOW HEDGE

The following table presents the net gains (losses) recorded in accumulated other comprehensive income and the Consolidated Statements of Income relating to the cash flow derivative instruments for the year ended December 31, 2009:

	Amount of gain (loss) recognized in OCI (Effective Portion)	Amount of gain (loss) reclassified from OCI to interest income	Amount of gain (loss) recognized in other noninterest income (Ineffective Portion)
Interest rate contracts	$10	$0	$0

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 13 — DERIVATIVES  – (continued)

The following table reflects the cash flow hedges included in the Consolidated Balance Sheets as of December 31, 2009:

	Notional Amount	Fair Value
Included in liabilities:
Interest rate swaps related to Statutory Trust III	$7,550	$3,543

NOTE 14 — LOAN COMMITMENTS AND OTHER RELATED ACTIVITIES

Some financial instruments, such as loan commitments, credit lines, letters of credit and overdraft protection, are issued to meet customer financing needs. These are agreements to provide credit or to support the credit of others, as long as conditions established in the contract are met, and usually have expiration dates. Commitments may expire without being used. Off-balance-sheet risk to credit loss exists up to the face amount of these instruments, although material losses are not anticipated. The same credit policies are used to make such commitments as are used for loans, including obtaining collateral at exercise of the commitment.

The contractual amount of variable and fixed rate financial instruments with off-balance-sheet risk was as follows at year end:

	2009		2008
	Fixed Rates	Variable Rates	Fixed Rates	Variable Rates
Unused lines of credit	$1,431	$24,071	$5,026	$30,038
Standby letters of credit	—	560	—	543

NOTE 15 — FAIR VALUE

Fair value is the exchange price that would be received for an asset or paid to transfer a liability (exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. There are three levels of inputs that may be used to measure fair value:

Level 1:  Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2:  Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3:  Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The Company used the following methods and significant assumptions to estimate the fair value of each type of financial instrument:

Investment Securities:  The fair values for investment securities are determined by quoted market prices, if available (Level 1). For securities where quoted prices are not available, fair values are calculated based on market prices of similar securities (Level 2). For securities where quoted prices or market prices of similar securities are not available, fair values are calculated using discounted cash flows or other market indicators (Level 3). Discounted cash flows are calculated using spread to swap and LIBOR curves that are updated to incorporate loss severities, volatility, credit spread and optionality. During times when trading is more liquid, broker quotes are used (if available) to validate the model. Rating agency and industry research reports as well as defaults and deferrals on individual securities are reviewed and incorporated into the calculations.

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 15 — FAIR VALUE  – (continued)

Derivatives:  The fair value of derivatives are based on valuation models using observable market data as of the measurement date (Level 2).

Impaired Loans:  The fair value of impaired loans with specific allocations of the allowance for loan losses is generally based on recent real estate appraisals. These appraisals may utilize a single valuation approach or a combination of approaches including comparable sales and the income approach. Adjustments are routinely made in the appraisal process by the appraisers to adjust for differences between the comparable sales and income data available. Such adjustments are usually significant and typically result in a Level 3 classification of the inputs for determining fair value.

Other Real Estate Owned:  Nonrecurring adjustments to certain commercial and residential real estate properties classified as other real estate owned (OREO) are measured at fair value, less costs to sell. Fair values are generally based on third party appraisals of the property, resulting in a Level 3 classification.

The following assets and liabilities are measured on a recurring basis, including financial assets and liabilities for which the Company has elected the fair value option:

		Fair Value Measurements Using
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
(Dollars in thousands)
December 31, 2009
Available-for-sale
U.S. government-sponsored entities and agencies	$2,504	—	$2,504	—
State and political subdivisions	10,963	—	10,963	—
Mortgage-backed securities – residential	8,352	—	8,352	—
Collateralized mortgage obligations – residential	352	—	352	—
Derivative Asset	15	—	15	—
(Dollars in thousands)
December 31, 2008
Available-for-sale
U.S. government-sponsored entities and agencies	$8,284	—	$8,284	—
State and political subdivisions	10,778	—	10,778	—
Mortgage-backed securities – residential	9,967	—	9,967	—
Collateralized mortgage obligations – residential	655	—	655	—

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 15 — FAIR VALUE  – (continued)

Assets measured at fair value on a non-recurring basis are summarized below:

		Fair Value Measurements Using
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
December 31, 2009
Impaired loans	$2,077	—	—	$2,077
Other real estate owned	$4,011	—	—	$4,011
December 31, 2008
Impaired loans	$3,734	—	—	$3,734
Other real estate owned	89	—	—	89

Impaired loans and other real estate owned, which are measured for impairment using discounted cash flows or the fair value of the collateral for collateral dependent loans, had a carrying amount of $2,341, with a valuation allowance of $264. Additional impaired loans, not measured using levels of inputs to measure fair value, had a carrying amount of $4,036. Collateral dependent impaired loans and other real estate owned, valued under Level 3, were measured using current appraised values along with information on recent market transactions as well as management’s assumptions about the criteria that market participants would use in pricing the assets.

Other real estate owned, which is measured using the collateral values, had a net carrying amount of $4,011, which is made up of the outstanding balance of $4,041, net of a valuation allowance of $30 at December 31, 2009, resulting in a write-down of $30 for the year ending December 31, 2009.

The carrying amount and estimated fair values of financial instruments, at December 31, 2009 and 2008 were as follows:

	December 31, 2009		December 31, 2008
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets
Cash and cash equivalents	$5,647	$5,647	$10,148	$10,148
Securities available-for-sale	22,171	22,171	29,684	29,684
Securities held-to-maturity	—	—	50	50
Loans, net	384,133	387,291	374,993	374,454
Federal Home Loan Bank stock	3,047	n/a	1,705	n/a
Non-marketable equity security	153	n/a	285	n/a
Accrued interest receivable	1,864	1,864	2,027	2,027
Interest rate swap	15	15	—	—
Financial liabilities
Deposits	$370,635	$373,493	$345,544	$349,666
Federal funds purchased	227	227	—	—
Other borrowings	25,000	25,771	46,000	47,223
Subordinated debentures	14,550	5,708	14,550	10,613
Accrued interest payable	424	424	568	568

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 15 — FAIR VALUE  – (continued)

The methods and assumptions, not previously presented, used to estimate fair value, are described as follows:

Carrying amount is the estimated fair value for cash and cash equivalents, interest-bearing deposits, accrued interest receivable and payable, demand deposits, short-term debt, and deposits that reprice frequently and fully. The methods for determining the fair values for securities were described previously. For loans, fair value is based on discounted cash flows using current market rates applied to the estimated life adjusted for the allowance for loan losses. For fixed rate deposits and variable rate deposits with infrequent repricing, fair value is based on discounted cash flows using current market rates applied to the estimated life. Fair value of debt, including FHLB advances, is based on current rates for similar financing. It was not practicable to determine fair value of FHLB stock and other nonmarketable equity securities due to restrictions placed on transferability. The fair value of off-balance-sheet items is considered nominal.

NOTE 16 — PARENT COMPANY ONLY CONDENSED FINANCIAL INFORMATION

Condensed financial information of Bancorp follows:

CONDENSED BALANCE SHEETS
December 31,

	2009	2008
ASSETS
Cash and cash equivalents	$2,487	$4,163
Investment in banking subsidiaries	38,725	36,063
Other assets	793	1,420
Total assets	$42,005	$41,646
LIABILITIES AND EQUITY
Subordinated debt	$14,550	$14,550
Accrued expenses and other liabilities	187	251
Shareholders’ equity	27,268	26,845
Total liabilities and shareholders’ equity	$42,005	$41,646

CONDENSED STATEMENTS OF INCOME
Years ended December 31,

	2009	2008	2007
Other income	$(48)	$(15)	$15
Interest expense	(733)	(675)	(559)
Other expense	(477)	(622)	(626)
Merger and acquisition cost	—	(468)	—
Income (loss) before income tax and undistributed subsidiary income	(1,258)	(1,780)	(1,170)
Income tax expense (benefit)	(461)	(637)	(372)
Equity in undistributed subsidiary income	873	1,178	3,756
Net income	$76	$35	$2,958

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 16 — PARENT COMPANY ONLY CONDENSED FINANCIAL INFORMATION  – (continued)

CONDENSED STATEMENTS OF CASH FLOWS
Years ended December 31,

	2009	2008	2007
Cash flows from operating activities
Net income	$76	$35	$2,958
Adjustments:
Equity in undistributed subsidiary income	(873)	(1,178)	(3,756)
Amortization	—	—	—
Share-based compensation	99	215	350
Change in other assets	637	(1,246)	916
Change in other liabilities	(64)	159	(146)
Net cash from operating activities	(125)	(2,015)	322
Cash flows from investing activities
Investments in subsidiaries	(1,512)	(2,639)	(1,467)
Net cash from investing activities	(1,512)	(2,639)	(1,467)
Cash flows from financing activities
Proceeds from issuance of subordinated debt	—	7,550	—
Proceeds from exercise of stock options	—	3	46
Excess tax benefits from share-based payment	—	—	31
Purchase of treasury stock	(39)	(79)	(194)
Net cash from financing activities	(39)	7,474	(117)
Net change in cash and cash equivalents	(1,676)	2,820	(1,262)
Beginning cash and cash equivalents	4,163	1,343	2,605
Ending cash and cash equivalents	$2,487	$4,163	$1,343

NOTE 17 — EARNINGS PER SHARE

The factors used in the earnings per share computation follow:

	2009	2008	2007
Basic
Net income	$76	$35	$2,958
Weighted average common shares outstanding	1,748,683	1,748,295	1,744,512
Basic earnings per common share	$.04	$.02	$1.70
Diluted
Net income	$76	$35	$2,958
Weighted average common shares outstanding for basic earnings per common share	1,748,683	1,748,295	1,744,512
Add: Dilutive effects of assumed exercises of stock options and awards	481	43,047	71,637
Average shares and dilutive potential common shares	1,749,164	1,791,342	1,816,149
Diluted earnings per common share	$.04	$.02	$1.63

JACKSONVILLE BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands except per share data)

NOTE 17 — EARNINGS PER SHARE  – (continued)

Anti-dilutive shares outstanding were 167,974 in 2009, 47,415 in 2008 and 6,918 in 2007.

NOTE 18 — OTHER COMPREHENSIVE INCOME (LOSS)

Other comprehensive income (loss) components and related tax effects were as follows:

	2009	2008	2007
Unrealized holding gains (losses) on available for sale securities	$444	$67	$481
Reclassification adjustment for (gains) losses realized in income	—	—	—
Net unrealized derivative gain on cash flow hedge	15	—	—
Net unrealized gains (losses)	459	67	481
Tax effect	(172)	(25)	(181)
Other comprehensive income (loss)	$287	$42	$300

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in Thousands, Except Per Share Data)

	June 30, 2010 (Unaudited)	December 31, 2009
ASSETS
Cash and due from banks	$8,366	$3,548
Interest-bearing deposits	24,765	27,535
Total cash and cash equivalents	33,131	31,083
Investment securities, available-for-sale	31,001	42,542
Investment securities, held-to-maturity (market value of $14,721 in 2010 and $14,748 in 2009)	14,986	14,989
Restricted stock, at cost	1,151	1,151
Loans, net	185,888	194,187
Bank premises and equipment, net	3,255	3,366
Other real estate owned	2,497	1,727
Accrued interest receivable	1,021	1,089
Deferred income taxes	500	708
Investment in unconsolidated subsidiary	93	93
Cash surrender value of bank-owned life insurance	142	5,097
Other assets	486	1,334
TOTAL	$274,151	$297,366
LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Noninterest-bearing	$33,901	$35,409
Interest-bearing	212,168	234,575
Total deposits	246,069	269,984
Other borrowings
Long-term debt	15,393	15,393
Total other borrowings	15,393	15,393
Accrued interest payable	349	299
Other liabilities	2,366	2,010
Total liabilities	264,177	287,686
Commitments and contingencies	—	—
Stockholders’ equity:
Common stock	12	12
Additional paid-in capital	11,788	11,788
Retained deficit	(2,372)	(2,107)
Accumulated other comprehensive income (loss):
Net unrealized holding gains (losses) on securities, available-for-sale	546	(13)
Total stockholders’ equity	9,974	9,680
TOTAL	$274,151	$297,366
Book value per common share	$8.00	$7.76
Common shares outstanding	1,247,516	1,247,516

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS) (UNAUDITED)
(Dollars in Thousands, Except Per Share Data)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2010	2009	2010	2009
Interest and fees on loans	$2,749	$3,098	$5,574	$6,252
Taxable interest income on investment securities and interest-bearing deposits in banks	320	137	651	312
Tax-exempt interest income on investment securities	160	168	320	336
Interest on federal funds sold	—	—	—	1
Total interest income	3,229	3,403	6,545	6,901
Interest on deposits	957	1,566	2,091	3,182
Short-term borrowings	1	—	1	—
Long-term borrowings	128	143	255	261
Total interest expense	1,086	1,709	2,347	3,443
Net interest income before provision for loan losses	2,143	1,694	4,198	3,458
Provision for loan losses	90	133	962	367
Net interest income after provision for loan losses	2,053	1,561	3,236	3,091
Noninterest income:
Fees and service charges on deposit accounts	107	158	232	326
Other fee income for banking services	40	59	77	70
Dividends on restricted stock and trust-preferred securities	1	—	3	—
Gain on sale of investment securities	—	11	21	56
Income from bank-owned life insurance	51	58	111	115
Loss on sale of other real estate owned	—	(12)	(50)	(73)
Loss on write-down of restricted stock	—	—	—	(179)
Other income	6	—	12	14
Total noninterest income	205	274	406	329
Noninterest expenses:
Salaries and employee benefits	640	710	1,345	1,445
Expenses of bank premises and fixed assets	257	259	496	515
Processing and settlement fees	231	206	432	410
Professional, legal, and audit fees	255	118	457	262
Pension expense	—	85	2	171
OREO and other loan collection expenses	165	96	288	223
Write-down of other real estate owned	—	20	30	20
Deposit insurance assessments	419	239	715	328
Advertising and business development	5	29	13	62
Telephone	33	34	66	67
Stationery, printing, and supplies	11	17	27	38
Postage, freight, and courier	21	19	37	32
Insurance (excluding group insurance)	10	9	24	22
Dues and subscriptions	12	10	25	22
Other operating expenses	35	77	68	114
Total noninterest expenses	2,094	1,928	4,025	3,731
Income (loss) before benefit for income taxes	164	(93)	(383)	(311)
Benefit for income taxes	(118)	(158)	(118)	(308)
Net income (loss)	282	65	(265)	(3)
Other comprehensive income (loss), net of income taxes:
Unrealized holding gains (losses) on securities available-for-sale arising during period	419	(104)	559	(132)
Comprehensive income (loss)	$701	$(39)	$294	$(135)
Income (loss) per common share
Basic	$0.23	$0.05	$(0.21)	$—
Diluted	$0.23	$0.05	$(0.21)	$—

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY (UNAUDITED)
(Dollars In Thousands)

	Common Stock		Additional Paid-in Capital	Retained Deficit	Unrealized Holding Gains (Losses) on Securities, Available-for-Sale	Total Stockholders’ Equity
	Shares	Amount
Balance, December 31, 2009	1,247,516	$12	$11,788	$(2,107)	$(13)	$9,680
Comprehensive income (loss):
Net loss	—	—	—	(547)	—
Net change in unrealized holding gains on securities	—	—	—	—	140
Total comprehensive loss	—	—	—	—	—	(407)
Balance, March 31, 2010	1,247,516	12	11,788	(2,654)	127	9,273
Comprehensive income:
Net income	—	—	—	282	—
Net change in unrealized holding gains on securities	—	—	—	—	419
Total comprehensive income	—	—	—	—	—	701
Balance, June 30, 2010	1,247,516	$12	$11,788	$(2,372)	$546	$9,974

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(Dollars in Thousands)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2010	2009	2010	2009
Cash flows from operating activities:
Net income (loss)	$282	$65	$(265)	$(3)
Provision for loan losses	90	133	962	367
Depreciation and amortization	51	63	102	126
Gain on sale of investment securities	—	(11)	(21)	(56)
Loss on sale of other real estate owned	—	12	50	73
Writedown of other real estate owned	—	20	30	20
Loss on writedown of restricted stock	—	—	—	179
Net premium amortization and discount accretion	90	78	227	92
Other, net	1,505	(71)	1,439	(434)
Net cash provided by operating activities	2,018	289	2,524	364
Cash flows from investing activities:
Net (increase) decrease in:
Investment securities	1,224	(5,473)	3,304	(12,564)
Loans	2,686	(155)	5,456	(1,109)
Proceeds from liquidation of bank-owned life insurance	5,055	—	5,055	—
Proceeds from sales of investment securities	42	7,621	8,593	11,432
Proceeds from sale of other real estate owned	737	—	1,031	1,346
Purchases of bank premises and equipment, net	—	(12)	—	(29)
Net cash provided (used) by investing activities	9,744	1,981	23,439	(924)
Cash flows from financing activities:
Net increase (decrease) in deposits	(12,394)	27,159	(23,915)	28,697
Net increase (decrease) in other borrowings	(200)	(2,000)	—	6,000
Net cash provided (used) by financing activities	(12,594)	25,159	(23,915)	34,697
Net increase (decrease) in cash and cash equivalents	(832)	27,429	2,048	34,137
Cash and cash equivalents at beginning of period	33,963	23,885	31,083	17,177
Cash and cash equivalents at end of period	$33,131	$51,314	$33,131	$51,314
CONDENSED SUPPLEMENTAL DISCLOSURES
Non-cash transaction – loans transferred to other real estate owned	$929	$—	$1,881	$276

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2010

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING AND REPORTING POLICIES

General — Atlantic BancGroup, Inc. (the “Holding Company”) is a bank holding company registered with the Federal Reserve and owns 100% of the outstanding stock of Oceanside Bank (“Oceanside”). Oceanside is a Florida state-chartered commercial bank, which opened July 21, 1997. Oceanside’s deposits are insured by the Federal Deposit Insurance Corporation. The Holding Company’s primary business activity is the operation of Oceanside, and it operates in only one reportable industry segment, banking. Collectively, the entities are referred to as “Atlantic.” References to Atlantic, Oceanside, and subsidiaries throughout these condensed consolidated financial statements are made using the first-person notations of “we,” “our,” and “us.” Oceanside has formed subsidiaries (“Subsidiaries”) for the sole purpose of holding and managing real estate properties acquired through foreclosure.

The accompanying condensed consolidated financial statements include the accounts of the Holding Company, its wholly-owned subsidiary, Oceanside, and the Subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation. The accounting and reporting policies of Atlantic conform with accounting principles generally accepted in the United States of America and to general practices within the banking industry.

Our condensed consolidated financial statements for the three and six months ended June 30, 2010 and 2009, have not been audited and do not include information or footnotes necessary for a complete presentation of consolidated financial condition, results of operations, and cash flows in conformity with accounting principles generally accepted in the United States of America. In management’s opinion, the accompanying condensed consolidated financial statements contain all adjustments, which are of a normal recurring nature, necessary for a fair presentation. Our results of operations for the interim periods are not necessarily indicative of the results that may be expected for an entire year. The accounting policies followed by us are set forth in the consolidated financial statements for the year ended December 31, 2009, and are incorporated herein by reference.

Oceanside, through four banking offices, provides a wide range of banking services to individual and corporate customers primarily in East Duval and Northeast St. Johns Counties of Florida. We are subject to regulations of certain federal and state regulatory agencies and, accordingly, we are examined by those agencies. As a consequence of the extensive regulation of commercial banking activities, our business is particularly susceptible to being affected by federal and state legislation and regulations.

Regulatory Action. Effective January 7, 2010, Oceanside entered into a Stipulation to the Issuance of a Consent Order with the Federal Deposit Insurance Corporation (the “FDIC”) and the Florida Office of Financial Regulation (the “OFR”) (“Stipulation”). Pursuant to the Stipulation, Oceanside has consented, without admitting or denying any charges of unsafe or unsound banking practices or violations of law or regulation, to the issuance of a Consent Order by the FDIC and the OFR, also effective as of January 7, 2010 (“Consent Order”).

The Consent Order represents an agreement among Oceanside, the FDIC, and the OFR as to areas of Oceanside’s operations that warrant improvement and presents a plan for making those improvements. The Consent Order imposes no fines or penalties on Oceanside.

Oceanside has evaluated and is responding with enhanced policies, procedures, analyses, and training to address matters enumerated in the Consent Order. In management’s opinion, many of the cited criticisms have been addressed or Oceanside is no longer engaged in the activity.

Oceanside did not meet the April 7, 2010, deadline to raise additional capital as required by the Consent Order. However, on May 10, 2010, Atlantic entered into an agreement to merge into Jacksonville Bancorp, Inc. See Note 12 — Merger for further information regarding the proposed merger.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2010

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING AND REPORTING POLICIES  – (continued)

On March 26, 2010, the Holding Company entered into a mutual agreement (“Written Agreement”) with the Federal Reserve Bank of Atlanta (the “Reserve Bank”) to maintain the financial soundness of the Holding Company so that the Holding Company may serve as a source of strength to Oceanside. The Written Agreement provides for restrictions on dividends declared or paid by the Holding Company, the receipt of dividends or other payments from the Bank, the distribution of interest, principal, or other sums on trust-preferred securities, the guarantee of any debt by the Holding Company and the Subsidiaries, the redemption of stock by the Holding Company, and certain other operating restrictions and reporting requirements.

Liquidity. Atlantic actively manages liquidity. Cash and cash equivalents, which include interest-bearing deposits, totaled $33.1 million at June 30, 2010. In addition to cash and cash equivalents and unpledged investment securities, Atlantic has the following sources of available liquidity at June 30, 2010: lines of credit to purchase federal funds ($9.0 million) and, borrowings at the Federal Reserve discount window ($3.1 million), subject to prior approval and limited to overnight secondary credit. Based on current and expected liquidity needs and sources, management expects Atlantic to be able to meet its obligations.

Use of Estimates — The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, valuation of other real estate owned (or foreclosed assets), the realization of deferred tax assets, other-than-temporary impairment of securities, and the fair value of financial instruments.

The determination of the adequacy of the allowance for loan losses and the valuation of foreclosed assets is based on estimates that may be affected by significant changes in the economic environment and market conditions. In connection with the determination of the estimated losses on loans and the valuation of foreclosed assets, management obtains independent appraisals for significant collateral.

Our loans are generally secured by specific items of collateral including real property, consumer assets, and business assets. Although we have a diversified loan portfolio, a substantial portion of our debtors’ ability to honor their contracts is dependent on local, state, and national economic conditions that may affect the value of the underlying collateral or the income of the debtor.

While management uses available information to recognize losses on loans and to value foreclosed assets, further reductions in the carrying amounts of loans and foreclosed assets may be necessary based on changes in economic conditions. In addition, regulatory agencies, as an integral part of their examination process, periodically review the estimated losses on loans and carrying value of foreclosed assets. Such agencies may require us to recognize additional losses based on their judgments about information available to them at the time of their examination.

Management’s determination of the realization of deferred tax assets is based upon management’s judgment of various future events and uncertainties, including the timing, nature, and amount of future income earned by certain subsidiaries and the implementation of various plans to maximize realization of deferred tax assets.

Atlantic has recorded a deferred tax asset (net of valuation allowances) to recognize the future income tax benefit of operating losses incurred for tax years 2009 and 2008, and for the three and six months ended June 30, 2010. Management believes that the tax benefits on the net operating loss carry forwards will be utilized when Atlantic returns to profitability. Generally, the net operating losses can be carried forward for up to 20 years.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2010

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING AND REPORTING POLICIES  – (continued)

On November 6, 2009, the “Worker, Homeownership, and Business Assistance Act of 2009” was signed into law, which relaxed the net operating loss carryback rules. As a result of this law, Atlantic was able to carryback net operating losses to obtain a tax refund of $1.024 million, which was received in April 2010.

In estimating the carrying value of deferred tax assets, management considered the cumulative loss position, projected taxable income, and available tax strategies in developing the analysis of any required deferred income tax asset valuation as of June 30, 2010 and December 31, 2009.

At June 30, 2010 and December 31, 2009, cumulative losses in recent quarters suggested the need for a valuation allowance. However, management believed that this negative evidence was partially offset by the following positive evidence, which mitigated the need for reducing the carrying value (net of valuation allowances) to zero.

•	Atlantic has a prior history of taxable earnings prior to losses that began in 2008. Since inception in 1997, Atlantic has reported taxable income in 10 of 12 years through 2008, with cumulative taxable income of nearly $9.0 million through 2008.
•	Atlantic has taken steps to improve its net interest margin and reduce operating costs such as payroll, which Atlantic believes will improve its core earnings. Although we cannot assure that these efforts will return us to consistent profitability, internal projections indicate, within the next 2-5 years, our book and taxable income are more likely than not to return to levels approaching those prior to 2008.
•	Management has received and considered offers to purchase two of its branch locations and relocate to leased space (or lease-back its existing facilities). While the sale-leaseback would not likely generate significant book income immediately, the taxable income was projected to exceed $1.0 million.
•	Management and the Board of Directors have implemented a tax strategy that has generated taxable income of approximately $1.1 million from the liquidation of bank-owned life insurance policies. In the second quarter of 2010, Atlantic received proceeds from the liquidation of the policies of $5.1 million.
•	Converting tax-exempt investment income to taxable investment income, which could increase taxable income by almost $1.0 million and book income by $0.4 million.
•	Repurchase of junior subordinated debentures at a discount.
•	Termination of all or a portion of the Bank’s deferred compensation plan, which would generate up to $1.6 million in book taxable income and reduce the deferred tax asset by $0.6 million.

Based on the above analysis, management believes it is more likely than not that Atlantic will realize the deferred tax asset of $0.5 million and $0.7 million (net of a valuation allowance of $2.3 million and $2.8 million) at June 30, 2010 and December 31, 2009, respectively, through future operating income and implementation of certain tax strategies.

Reclassifications — Certain amounts in the prior periods have been reclassified to conform to the presentation for the current period.

New Accounting Guidance — In December 2009, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) 2009-16, Transfer and Servicing (“Topic 860”) —  Accounting for Transfers of Financial Assets (“ASU 09-16”) which amends ASC 860-10, Transfers and Servicing — Overall (“ASC 860-10”) and adds transition paragraphs 860-10-65-3 of ASC 860-10. ASC 860-10 requires more information about transfers of financial assets, including securitization transactions, and where companies have continuing exposure to the risks related to transferred financial assets. It eliminates the

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2010

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING AND REPORTING POLICIES  – (continued)

concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets, and requires additional disclosures. ASC 860-10 is effective at the start of a company’s first fiscal year beginning after November 15, 2009. The adoption of ASC 860-10 did not have a material impact on Atlantic’s financial position, results of operations, or cash flows.

In December 2009, the FASB issued ASU 2009-17, Consolidation (“Topic 810”) — Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities (“ASU 09-17”) which amends ASC 810-10, Consolidations — Overall (“ASC 810-10”) and adds transition paragraphs 810-10-65-2 of ASC 810-10. ASC 810-10 changes how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. The determination of whether a company is required to consolidate an entity is based on, among other things, an entity’s purpose and design and a company’s ability to direct the activities of the entity that most significantly impact the entity’s economic performance. ASC 810-10 is effective at the start of a company’s first fiscal year beginning after November 15, 2009. The adoption of ASC 810-10 did not have a material impact on Atlantic’s financial position, results of operations, or cash flows.

In January 2010, the FASB issued the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (“Topic 820”): Improving Disclosures about Fair Value Measurements, to improve disclosure requirements related to fair value measurements and disclosures. The guidance requires that a reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers and that activity in Level 3 should be presented on a gross basis rather than one net number for information about purchases, issuances, and settlements. The guidance also requires that a reporting entity should provide fair value measurement disclosures for each class of assets and liabilities and about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. This guidance is effective for interim and annual reporting periods beginning after December 31, 2009, except for the roll forward of activity in Level 3, which is effective for interim and annual reporting periods beginning after December 31, 2010. Adopting this pronouncement did not have a material effect on the results of operations or financial condition of Atlantic.

In February 2010, the FASB issued ASU 2010-09, Subsequent Events (“Topic 855”): Amendments to Certain Recognition and Disclosure Requirements. The amendments remove the requirement for an SEC registrant to disclose the date through which subsequent events were evaluated as this requirement would have potentially conflicted with SEC reporting requirements. This ASU became effective upon issuance. Removal of the disclosure requirement did not affect the nature or timing of subsequent events evaluations performed by Atlantic.

In July 2010, the FASB issued ASU 2010-20, Receivables (“Topic 310”) — Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses (“ASU 10-20”). ASU 10-20 requires a company to disaggregate new and existing disclosures based on how it develops its allowance for credit losses and how it manages credit exposures. Short-term accounts receivable, receivables measured at fair value or lower of cost or fair value, and debt securities are exempt from the ASU 10-20. For public companies, the amendments that require disclosures as of the end of a reporting period are effective for periods ending on or after December 15, 2010. The amendments that require disclosures about activity that occurs during a reporting period are effective for periods beginning on or after December 15, 2010. Management does not believe that the adoption of this ASU will have a material impact on Atlantic’s financial position, results of operation, or cash flows.

Other: A variety of proposed or otherwise potential accounting standards are currently under study by standard-setting organizations and various regulatory agencies. Because of the tentative and preliminary nature of these proposed standards, management has not determined whether implementation of such proposed standards would be material to Atlantic’s consolidated financial statements.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2010

NOTE 2 — REGULATORY OVERSIGHT, CAPITAL ADEQUACY, OPERATING LOSSES, AND MANAGEMENT’S PLANS

As a result of the extraordinary effects of the worst economic downturn since the Great Depression, the capital of Atlantic and Oceanside have been significantly depleted. The impact of the current financial crisis in the U.S. and abroad is having far-reaching consequences and it is difficult to say at this point when the economy will begin to recover. As a result, we cannot assure you that we will be able to resume profitable operations in the near future, or at all. We have determined that significant additional sources of capital or the implementation of strategies to enhance existing capital will be required for us to resume profitable operations beyond 2010. We continue to explore other options to restructure our balance sheet to generate income and capital.

On May 10, 2010, Jacksonville Bancorp, Inc., the bank holding company for The Jacksonville Bank, and Atlantic announced the signing of a definitive merger agreement providing for the merger of Atlantic into Jacksonville Bancorp, Inc. The completion of this merger would resolve the regulatory and capital challenges that Atlantic faces since Jacksonville Bancorp, Inc. would be the surviving entity. See Note 12 — Merger.

In the event that the merger is not completed, we will continue our efforts to raise additional capital and have identified transactions to increase our capital by approximately $4 million, including eliminating our bank owned life insurance, reducing or eliminating certain retirement benefits, and the potential sale of assets. In order to improve our Tier 1 leverage ratio, we may also shrink our total assets.

The accompanying condensed consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the discharge of liabilities in the normal course of business for the foreseeable future, and do not include any adjustments to reflect the possible future effects on the recoverability or classification of assets, and the amounts or classification of liabilities that may result from the outcome of any regulatory action, which would affect our ability to continue as a going concern.

In its report dated April 15, 2010, covering our audited consolidated financial statements for the year ended December 31, 2009, our independent registered public accounting firm stated that our net losses raise substantial doubts about our ability to continue as a going concern. In that firm’s opinion, our ability to continue as a going concern is in doubt as a result of the continued deterioration of our loan portfolio and is subject to our ability to service our existing loans in a manner that will return Atlantic to profitability or to identify and consummate a strategic transaction, including the potential sale of Atlantic. If we are not able to successfully accomplish such actions, it is possible that our subsidiary bank may fail and be placed into receivership with the FDIC.

Although the contemplated merger with Jacksonville Bancorp, Inc. (see Note 12 — Merger) is expected to result in our continued operation as a part of Jacksonville Bancorp, Inc. and The Jacksonville Bank, such transaction may prove to be insufficient due to the possible continued decline of the loan portfolio or other losses. If we are, or the surviving entity in the merger is, unable to return to profitability, and if we are unable to identify and execute a viable strategic alternative, we may be unable to continue as a going concern.

NOTE 3 — COMPUTATION OF PER SHARE INCOME (LOSSES)

Basic income (loss) per share amounts are computed by dividing net income (loss) by the weighted average number of common shares outstanding for the three and six months ended June 30, 2010 and 2009. Diluted income (loss) per share is computed by dividing net income (loss) by the weighted average number of shares and all dilutive potential shares outstanding during the period. We have no dilutive potential shares outstanding for 2010 or 2009. The following information was used in the computation of income (loss) per share on both a basic and diluted basis for the three and six months ended June 30, 2010 and 2009 (dollars and number of shares in thousands):

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2010

NOTE 3 — COMPUTATION OF PER SHARE INCOME (LOSSES)  – (continued)

	Three months ended June 30,
	2010	2009
Basic and diluted EPS computation:
Numerator – Net income (loss)	$282	$65
Denominator – Weighted average shares outstanding (rounded)	1,248	1,248
Basic and diluted income (loss) per share	$0.23	$0.05

	Six months ended June 30,
	2010	2009
Basic and diluted EPS computation:
Numerator – Net income (loss)	$(265)	$(3)
Denominator – Weighted average shares outstanding (rounded)	1,248	1,248
Basic and diluted income (loss) per share	$(0.21)	$—

NOTE 4 — INVESTMENT SECURITIES

Our investment securities, available-for-sale, consist of residential real estate mortgage investment conduits (“REMICs”) and residential mortgage pass-through securities (“MBS”) all of which are issued or guaranteed by U.S. Capital Government agencies such as FNMA, FHLMC, and GNMA. The amortized cost and estimated fair value of instruments in debt and equity securities are as follows (dollars in thousands):

	June 30, 2010				December 31, 2009
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale
REMICs	$100	$3	$—	$103	$134	$3	$—	$137
MBS	30,024	874	—	30,898	42,428	217	(240)	42,405
	30,124	877	—	31,001	42,562	220	(240)	42,542
Held-to-maturity
State, county and municipal bonds	14,986	107	(372)	14,721	14,989	154	(395)	14,748
Total investment securities	$45,110	$984	$(372)	$45,722	$57,551	$374	$(635)	$57,290

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2010

NOTE 4 — INVESTMENT SECURITIES  – (continued)

Information pertaining to securities with gross unrealized losses at June 30, 2010 and December 31, 2009, aggregated by investment category and length of time that individual securities have been in a continuous loss position, follows (dollars in thousands):

	Less Than Twelve Months		Over Twelve Months		Total
	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value
June 30, 2010:
Available-for-Sale
REMICs	$—	$—	$—	$—	$—	$—
MBS	—	—	—	—	—	—
	$—	$—	$—	$—	$—	$—
Held-to-Maturity
State, county, and municipal bonds	$(157)	$5,786	$(215)	$2,882	$(372)	$8,668
December 31, 2009:
Available-for-Sale
REMICs	$—	$—	$—	$—	$—	$—
MBS	(240)	23,020	—	—	(240)	23,020
	$(240)	$23,020	$—	$—	$(240)	$23,020
Held-to-Maturity
State, county, and municipal bonds	$(165)	$4,763	$(230)	$2,867	$(395)	$7,630

Management evaluates securities for other-than-temporary impairment at least on a monthly basis, and more frequently when economic or market concerns warrant such evaluation. Consideration is given to (i) the length of time and the extent to which the fair value has been less than cost, (ii) the financial condition and near-term prospects of the issuer, and (iii) the intent and ability of Atlantic to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value. At June 30, 2010, Atlantic did not have any investment securities deemed other-than-temporarily-impaired debt securities.

The unrealized losses on investment securities were caused by interest rate changes. Temporary net decreases in fair value of securities available-for-sale at June 30, 2010, are regarded as an adjustment to stockholders’ equity. The estimated fair value of investment securities is determined on the basis of market quotations. The following is a summary of the effects on stockholders’ equity (dollars in thousands):

	June 30, 2010	December 31, 2009
Gross unrealized gains (losses) on investment securities available-for-sale	$877	$(20)
Deferred tax benefit (expense) on unrealized gains (losses)	(331)	7
	$546	$(13)

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2010

NOTE 4 — INVESTMENT SECURITIES  – (continued)

The following presents the net change in unrealized gains or losses on investment securities available-for-sale that are shown as a component of stockholders’ equity and comprehensive income (loss) for the three and six months ended June 30, 2010 and 2009 (dollars in thousands):

	Three months ended June 30,
	2010	2009
Unrealized holding gains (losses) on investment securities arising during period	$669	$(156)
Less: reclassification adjustment for gains included in net income (loss)	—	(11)
Other comprehensive income (loss), before income tax expense (benefit)	669	(167)
Income tax benefit (expense) related to items of other comprehensive income (loss)	(250)	63
Other comprehensive income (loss), net of income tax expense (benefit)	$419	$(104)

	Six months ended June 30,
	2010	2009
Unrealized holding gains (losses) on investment securities arising during period	$896	$(157)
Less: reclassification adjustment for gains included in net income (loss)	(21)	(56)
Other comprehensive income (loss), before income tax expense (benefit)	875	(213)
Income tax benefit (expense) related to items of other comprehensive income (loss)	(316)	81
Other comprehensive income (loss), net of income tax expense (benefit)	$559	$(132)

Gross gains and losses on sales of investment securities for the three and six months ended June 30, 2010, totaled $-0- and $21,000, respectively. Gross gains and losses on sales of investment securities for the three and six months ended June 30, 2009, totaled $11,000 and $56,000, respectively.

At June 30, 2010, investment securities with an amortized cost of $1.5 million and fair value of $1.4 million were pledged to secure deposits of public funds from the State of Florida and treasury tax and loan deposits with the Federal Reserve. At June 30, 2010, investment securities with an amortized cost of $4.2 million and a fair value of $4.0 million were pledged for the Federal Reserve discount window, investment securities with an amortized cost of $13.6 million and a fair value of $13.9 million were pledged to secure FHLB of Atlanta advances, and investment securities with an amortized cost and a fair value of $3.6 million were pledged to secure a line of credit to purchase federal funds (see Note 7).

There were no securities of a single issuer, which are non-governmental or non-government sponsored, that exceeded 10% of stockholders’ equity at June 30, 2010.

The cost and estimated fair value of debt and equity securities at June 30, 2010, by contractual maturities, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (dollars in thousands).

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2010

NOTE 4 — INVESTMENT SECURITIES  – (continued)

	Securities Available-for-Sale		Securities Held-to-Maturity
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$36	$37	$—	$—
Due after one through five years	5,580	5,908	271	281
Due after five through fifteen years	17,105	17,470	2,918	2,916
Due after fifteen years	7,403	7,586	11,797	11,524
	$30,124	$31,001	$14,986	$14,721

NOTE 5 — LOANS

Loans consisted of (dollars in thousands):

	June 30, 2010	December 31, 2009
Real estate loans:
Construction, land development, and other land	$29,694	$32,455
1-4 family residential:
Secured by first liens	33,557	33,281
Home equity lines of credit and junior liens	21,130	23,619
Multifamily residential	1,525	2,902
Commercial	90,830	93,455
	176,736	185,712
Commercial loans	11,162	11,703
Consumer and other loans	2,995	3,315
Total loan portfolio	190,893	200,730
Less, deferred fees	(9)	(12)
Less, allowance for loan losses	(4,996)	(6,531)
Loans, net	$185,888	$194,187

A summary of the activity of loans transferred to Other Real Estate Owned follows (dollars in thousands):

	For the Three Months Ended June 30, 2010	For the Six Months Ended June 30, 2010	For the Twelve Months Ended December 31, 2009
Balance, beginning of period	$2,305	$1,727	$3,421
Transfers to OREO	929	1,881	513
Disposals	(737)	(1,081)	(1,621)
Write-downs	—	(30)	(586)
Balance, end of period	$2,497	$2,497	$1,727

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2010

NOTE 6 — ALLOWANCE FOR LOAN LOSSES

Our Board of Directors monitors the loan portfolio monthly in order to enable it to evaluate the adequacy of the allowance for loan losses. We maintain the allowance for loan losses at a level that we believe to be sufficient to absorb probable losses inherent in the loan portfolio. Activity in the allowance for loan losses follows (dollars in thousands):

	For the Three Months Ended June 30, 2010	For the Six Months Ended June 30, 2010	For the Twelve Months Ended December 31, 2009
Balance, beginning of period	$6,651	$6,531	$3,999
Provisions charged to operating expenses	90	962	6,268
Loans charged-off	(1,747)	(2,501)	(3,761)
Recoveries	2	4	25
Balance, end of period	$4,996	$4,996	$6,531

The following is a summary of information pertaining to impaired, nonaccrual, past due, and restructured loans (dollars in thousands):

	June 30, 2010	December 31, 2009
Loans evaluated for impairment with a measured impairment	$15,644	$16,061
Loans evaluated for impairment without a measured impairment	12,909	14,788
Total impaired loans	$28,553	$30,849
Valuation allowance related to impaired loans	$3,421	$4,380
Nonaccrual loans included above in impaired loan totals	$3,814	$6,715
Total loans past due ninety days or more and still accruing	2,029	8
Total nonperforming loans (“NPL”)	5,843	6,723
Restructured loans(1)	19,462	17,372
Total NPL and restructured loans	$25,305	$24,095
Restructured loans included in nonaccrual loans above that are considered troubled debt restructurings	$1,652	$1,842
Average nonaccrual loans during the period	$5,690	$7,031

(1)	Restructured loans shown here are performing in compliance with modified terms and are not included in the definition of nonperforming loans.

At June 30, 2010 and December 31, 2009, interest income accrued and recorded on nonaccrual loans totaled $-0- and $40,000, respectively, and interest earned but not recorded on nonaccrual loans at June 30, 2010 and December 31, 2009, was $291,000 and $533,000, respectively. No additional funds are committed to be advanced in connection with nonaccrual loans.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2010

NOTE 7 — OTHER BORROWINGS

A summary of other borrowings follows (dollars in thousands):

	June 30, 2010	December 31, 2009
Long-term borrowings:
FHLB of Atlanta advances
Convertible debt	$2,300	$2,300
Fixed debt	10,000	10,000
	12,300	12,300
Junior subordinated debentures	3,093	3,093
	$15,393	$15,393

A summary of the FHLB of Atlanta advances follows (dollars in thousands):

	Maturity Date	Interest Rate	June 30, 2010	December 31, 2009
Convertible fixed rate debt	11/17/2010	4.45%	$2,300	$2,300
Fixed rate advances	12/20/2010	1.91%	2,000	2,000
Fixed rate advance	01/09/2012	2.30%	8,000	8,000
			$12,300	$12,300

NOTE 8 — FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

We are a party to credit-related financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of our customers. These financial instruments include commitments to extend credit, standby letters of credit, and commercial letters of credit. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amounts recognized in the statements of financial condition. Our exposure to credit loss is represented by the contractual amount of these commitments. We follow the same credit policies in making commitments as we do for on-balance sheet instruments. Financial instruments at June 30, 2010, consisted of commitments to extend credit approximating $8.8 million and standby letters of credit of $1.2 million.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. The commitments for equity lines of credit may expire without being drawn upon. Therefore, the total commitment amounts do not necessarily represent future cash requirements. The amount of collateral obtained, if it is deemed necessary by us, is based on our credit evaluation of the customer.

NOTE 9 — REGULATORY CAPITAL

The Federal Reserve Board and other bank regulatory agencies have adopted risk-based capital guidelines for all banks and for bank holding companies whose consolidated assets are over $500 million. The main objectives of the risk-based capital framework are to provide a more consistent system for comparing capital positions of banking organizations and to take into account the different risks among banking organizations’ assets, liabilities, and off-balance sheet items. Bank regulatory agencies have supplemented the risk-based capital standard with a leverage ratio for Tier 1 capital to total reported assets. Failure to meet the capital adequacy guidelines and the framework for prompt corrective actions could initiate actions by the regulatory agencies, which could have a material effect on the consolidated financial statements.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2010

NOTE 9 — REGULATORY CAPITAL  – (continued)

As of June 30, 2010, Oceanside had not reached the capital levels specified in the Consent Order. As of June 30, 2010, there are no conditions or events, since the most recent notification, that management believes have changed the prompt corrective action category.

	Actual	Required by Consent Order
Total capital ratio to risk-weighted assets	8.20%	11.00%
Tier 1 capital ratio to risk-weighted assets	6.93%	—
Tier 1 capital to average assets	4.64%	8.00%

NOTE 10 — FAIR VALUE MEASUREMENTS

Fair Value Measurements and Disclosure Topic of the ASC defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. This standard also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair values:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in market that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect a company’s own estimates of the assumptions that market participants would use in pricing an asset or liability.

The table below presents the Atlantic’s assets and liabilities measured at fair value on a recurring basis as of June 30, 2010 and December 31, 2009, aggregated by the level in the fair value hierarchy within which those measurements fall (dollars in thousands).

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
June 30, 2010
Assets:
Investment securities, available-for-sale	$—	$31,001	$—	$31,001
Total assets at fair value	$—	$31,001	$—	$31,001
December 31, 2009
Assets:
Investment securities, available-for-sale	$—	$42,542	$—	$42,542
Total assets at fair value	$—	$42,542	$—	$42,542

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2010

NOTE 10 — FAIR VALUE MEASUREMENTS  – (continued)

Securities available-for-sale – The fair value of securities available for sale equals quoted market prices, if available. If quoted market prices are not available, fair value is determined using quoted market prices for similar securities. Level 1 securities include those traded on an active exchange, such as the New York Stock Exchange. Level 2 securities include mortgage-backed securities, other pass-through securities and collateralized mortgage obligations of government sponsored entities (GSE’s) and private issuers and obligations of states and political subdivisions.

Certain other assets are measured at fair value on a nonrecurring basis. These adjustments to fair value usually result from application of lower of cost or fair value accounting or write-downs of individual assets due to impairment. For assets measured at fair value on a nonrecurring basis, the following table provides the level of valuation assumptions used to determine each adjustment and the carrying value of the related individual assets at June 30, 2010 and December 31, 2009 (dollars in thousands).

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total	Net Gains (Losses)(1)
June 30, 2010
Assets:
Impaired loans, net of direct write-offs	$—	$—	$15,644	$15,644
Specific valuation allowances	—	—	(3,421)	(3,421)
Impaired loans, net	—	—	12,223	12,223	$(11)
Foreclosed assets	—	—	2,497	2,497	(80)
Total assets at fair value	$—	$—	$14,720	$14,720	$(91)
December 31, 2009
Assets:
Impaired loans, net of direct write-offs	$—	$—	$16,061	$16,061
Specific valuation allowances	—	—	(4,380)	(4,380)
Impaired loans, net	—	—	11,681	11,681	$(3,509)
Foreclosed assets	—	—	1,727	1,727	(728)
Total assets at fair value	$—	$—	$13,408	$13,408	$(4,237)

(1)	Gains and losses include write-offs

Loans – Nonrecurring fair value adjustments to loans reflect full or partial write-downs that are based on the loan’s observable market price or current appraised value of the collateral in accordance with loan impairment accounting guidance. Since the market for impaired loans is not active, loans subjected to nonrecurring fair value adjustments based on the loan’s observable market price are generally classified as Level 2. Loans subjected to nonrecurring fair value adjustments based on the current appraised value of the collateral may be classified as Level 2 or Level 3 depending on the type of asset and the inputs to the valuation. When appraisals are used to determine impairment and these appraisals are based on a market approach incorporating a dollar-per-square-foot multiple, the related loans are classified as Level 2. If the appraisals require significant adjustments to market-based valuation inputs or apply an income approach based

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2010

NOTE 10 — FAIR VALUE MEASUREMENTS  – (continued)

on unobservable cash flows to measure fair value, the related loans subjected to nonrecurring fair value adjustments are typically classified as Level 3 due to the fact that Level 3 inputs are significant to the fair value measurement.

Foreclosed assets – These assets are reported at the lower of the loan carrying amount at foreclosure (or repossession) or fair value written down by estimated selling costs. Fair value is based on third party appraisals for other real estate owned and other independent sources for repossessed assets, considering the assumptions in the valuation, and are considered Level 2 or Level 3 inputs.

The following is a summary of activity of assets and liabilities measured at fair value on a nonrecurring basis (dollars in thousands):

	Impaired Loans	Foreclosed Assets	Total
Balance, December 31, 2008	$11,333	$3,496	$14,829
Write-downs	(3,509)	(586)	(4,095)
Net transfers in/out Level 3	3,857	(1,183)	2,674
Balance, December 31, 2009	11,681	1,727	13,408
Write-downs	(11)	(30)	(41)
Net transfers in/out Level 3	553	800	1,353
Balance, June 30, 2010	$12,223	$2,497	$14,720

NOTE 11 — FAIR VALUE DISCLOSURES

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash and Cash Equivalents — For those short-term instruments, the carrying amount is a reasonable estimate of fair value.

Investment Securities — For securities held as investments, fair value equals quoted market price, if available.If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Restricted Stock — Fair value of Atlantic’s investment in Federal Home Loan Bank and correspondent banks’ stock is its cost.

Loans Receivable — For loans subject to repricing and loans intended for sale within six months, fair value is estimated at the carrying amount plus accrued interest. The fair value of other types of loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Deposit Liabilities — The fair value of demand deposits, savings accounts, and certain money market deposits is the amount payable on demand at the reporting date. The fair value of long-term fixed maturity certificates of deposit is estimated using the rates currently offered for deposits of similar remaining maturities.

Other Borrowings — For short-term debt, including accounts and demand notes payable, the carrying amount is a reasonable estimate of fair value. For long-term debt, the fair value is estimated using discounted cash flow analyses based on current incremental borrowing rates for similar types of borrowing arrangements.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2010

NOTE 11 — FAIR VALUE DISCLOSURES  – (continued)

Off-Balance Sheet Instruments — Fair values for off-balance sheet lending commitments are based on rates currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties’ credit standing.

Other — Accrued interest receivable on investment securities and loans and accrued interest payable on deposits and other borrowings are included in investment securities, loans, deposits, and other borrowings, accordingly. The carrying amount is a reasonable estimate of fair value.

The estimated fair values of Atlantic’s financial instruments at June 30, 2010 and December 31, 2009, follow (dollars in thousands):

	Carrying Amount	Fair Value
June 30, 2010
Financial Assets
Cash and cash equivalents	$33,131	$33,131
Investment securities and accrued interest receivable	46,255	45,990
Restricted stock	1,151	1,151
Loans and accrued interest receivable	186,641	181,343
Total assets valued	$267,178	$261,615
Financial Liabilities
Deposits and accrued interest payable	$246,202	$244,233
Other borrowings and accrued interest payable	15,609	15,609
Total liabilities valued	$261,811	$259,842
Off-Balance Sheet Commitments	$9,976	$9,976
December 31, 2009
Financial Assets
Cash and cash equivalents	$31,083	$31,083
Investment securities and accrued interest receivable	57,844	57,603
Restricted stock	1,151	1,151
Loans and accrued interest receivable	194,963	189,436
Total assets valued	$285,041	$279,273
Financial Liabilities
Deposits and accrued interest payable	$270,156	$267,996
Other borrowings and accrued interest payable	15,520	15,520
Total liabilities valued	$285,676	$283,516
Off-Balance Sheet Commitments	$10,538	$10,538

There have been no changes since December 31, 2009, in the valuation techniques and related inputs noted herein.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2010

NOTE 12 — MERGER

On May 10, 2010, Jacksonville Bancorp, Inc. (“JBI”), the bank holding company for The Jacksonville Bank, and Atlantic announced the signing of a definitive merger agreement providing for the merger of Atlantic into JBI. The merger agreement also contemplates the consolidation of Oceanside into The Jacksonville Bank. Additionally, JBI announced the signing of a stock purchase agreement with four private investors led by CapGen Capital Group IV LP (“CapGen”) providing for $30 million in new capital through the sale of newly issued shares of JBI common stock subject to completion of the mergers. The transactions have been approved by the Boards of Directors of each company and are subject to regulatory approval, shareholders’ approvals, and other customary conditions. JBI and Atlantic expect to close the transaction in the fourth quarter of 2010.

Under the terms of the merger agreement, Atlantic’s shareholders will receive 0.2 shares of JBI common stock for each share of Atlantic’s common stock. A total of approximately 250,000 shares of JBI common stock is expected to be issued to Atlantic’s shareholders.

Under the merger agreement, if Oceanside sold certain assets prior to the effective time of the merger of Atlantic and JBI, the proceeds from such sale are to be distributed on a pro rata basis to Atlantic’s shareholders as part of the merger consideration. On June 30, 2010, Oceanside Bank sold such assets to an unaffiliated third party in exchange for $700,000 in cash. Based on 1,247,516 shares of Atlantic common stock presently outstanding, Atlantic estimates the per share distribution from the sale will be $0.56112.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Atlantic BancGroup, Inc.
and Subsidiaries
Jacksonville Beach, Florida

We have audited the consolidated balance sheets of Atlantic BancGroup, Inc. and Subsidiaries as of December 31, 2009 and 2008, and the related consolidated statements of operations and comprehensive loss, stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Atlantic BancGroup, Inc. and Subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has suffered significant losses from operations and capital has been significantly depleted due to the economic downturn. This raises substantial doubt about the Company’s ability to continue as a going concern. Management plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Albany, Georgia
April 15, 2010

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	December 31,
	2009	2008
	(Dollars in Thousands, Except Per Share Data)
ASSETS
Cash and due from banks	$3,548	$16,923
Interest-bearing deposits	27,535	154
Federal funds sold	—	100
Total cash and cash equivalents	31,083	17,177
Investment securities, available-for-sale	42,542	14,870
Investment securities, held-to-maturity (market value of $14,748 in 2009 and $14,898 in 2008)	14,989	15,536
Restricted stock, at cost	1,151	955
Loans, net	194,187	203,030
Bank premises and equipment	3,366	3,583
Other real estate owned	1,727	3,421
Accrued interest receivable	1,089	1,051
Deferred income taxes	708	2,003
Investment in unconsolidated subsidiary	93	93
Cash surrender value of bank-owned life insurance	5,097	4,886
Other assets	1,334	1,368
Total assets	$297,366	$267,973
LIABILITIES
Deposits:
Noninterest-bearing	$35,409	$43,017
Interest-bearing	234,575	196,827
Total deposits	269,984	239,844
Other borrowings:
Long-term debt	15,393	9,393
Total other borrowings	15,393	9,393
Accrued interest payable	299	321
Other liabilities	2,010	1,483
Total liabilities	287,686	251,041
Commitments and contingencies	—	—
STOCKHOLDERS’ EQUITY
Preferred stock, authorized 2,000,000 shares, none issued and outstanding	—	—
Common stock, $0.01 par value, authorized 10,000,000 shares, issued and outstanding 1,247,516 shares in 2009 and 2008	12	12
Additional paid-in capital	11,788	11,788
Retained earnings (deficit)	(2,107)	5,133
Accumulated other comprehensive loss:
Net unrealized holding losses on securities	(13)	(1)
Total stockholders’ equity	9,680	16,932
Total liabilities and stockholders’ equity	$297,366	$267,973
Book value per common share	$7.76	$13.57
Common shares outstanding	1,247,516	1,247,516

See accompanying notes to consolidated financial statements.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	Year ended December 31,
	2009	2008
	(Dollars in Thousands, Except Per Share Data)
INTEREST INCOME
Interest and fees on loans	$12,354	$13,637
Taxable interest income on investment securities and interest bearing deposits in banks	875	989
Tax-exempt interest income on investment securities	665	674
Interest on federal funds sold	1	35
Total interest income	13,895	15,335
INTEREST EXPENSE
Interest on deposits	6,268	7,770
Short-term borrowings	—	286
Long-term borrowings	532	334
Total interest expense	6,800	8,390
NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES	7,095	6,945
PROVISION FOR LOAN LOSSES	6,268	4,424
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	827	2,521
NONINTEREST INCOME
Fees and service charges on deposit accounts	611	688
Other fee income for banking services	146	162
Mortgage banking fees	—	17
Income from bank-owned life insurance	229	221
Dividends on restricted stock and trust-preferred securities	7	37
Gain (loss) on sale of foreclosed assets	(142)	4
Realized gain on securities	56	346
Loss on restricted stock	(179)	—
Other income	23	34
Total noninterest income	751	1,509
NONINTEREST EXPENSES
Salaries and employee benefits	2,846	3,128
Expenses of bank premises and fixed assets	1,029	1,092
Other operating expenses	4,616	3,429
Total noninterest expenses	8,491	7,649
LOSS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	(6,913)	(3,619)
PROVISION (BENEFIT) FOR INCOME TAXES	327	(1,692)
NET LOSS	(7,240)	(1,927)
OTHER COMPREHENSIVE INCOME (LOSS)
Unrealized holding gains (losses) on securities arising during period, net of income tax benefit (expense) of $7 in 2009 and $(51) in 2008 (see Note 3)	(12)	83
COMPREHENSIVE LOSS	$(7,252)	$(1,844)
AVERAGE COMMON SHARES OUTSTANDING
Basic and fully diluted	1,247,516	1,247,516
LOSS PER SHARE
Basic and fully diluted	$(5.80)	$(1.54)

See accompanying notes to consolidated financial statements.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

	Common Stock		Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Loss	Total Stockholders’ Equity
	Shares	Amount
	(Dollars in Thousands)
Balance, December 31, 2007	1,247,516	$12	$11,788	$7,140	$(84)	$18,856
Cumulative effect adjustment recorded as of January 1, 2008, for implementation of EITF 06-4 (See Notes 1 and 9)	—	—	—	(80)	—	(80)
Comprehensive income (loss):
Net loss	—	—	—	(1,927)
Change in net unrealized holding gains on securities	—	—	—	—	83
Total comprehensive loss	—	—	—	—	—	(1,844)
Balance, December 31, 2008	1,247,516	12	11,788	5,133	(1)	16,932
Comprehensive income (loss):
Net loss	—	—	—	(7,240)
Change in net unrealized holding losses on securities	—	—	—	—	(12)
Total comprehensive loss	—	—	—	—	—	(7,252)
Balance, December 31, 2009	1,247,516	$12	$11,788	$(2,107)	$(13)	$9,680

See accompanying notes to consolidated financial statements.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year ended December 31,
	2009	2008
	(Dollars in Thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(7,240)	$(1,927)
Adjustments to reconcile net loss to net cash provided by operating activities:
Provision for loan losses	6,268	4,424
Depreciation and amortization	252	313
Net premium amortization and discount accretion	385	(24)
Gain on sale of investment securities	(56)	(346)
(Gain) loss on sale of foreclosed assets	142	(4)
Deferred income taxes	1,295	(1,007)
Policy income from bank-owned life insurance	(211)	(206)
Pension expense from director and management benefit plans	275	295
Write-down of other real estate owned	586	315
Loss on restricted stock	179	—
Decrease in accrued interest receivable and other assets	225	526
Increase (decrease) in accrued interest payable and other liabilities	230	(99)
Net cash provided by operating activities	2,330	2,260
CASH FLOWS FROM INVESTING ACTIVITIES
Securities available-for-sale:
Purchases	(43,567)	(9,346)
Proceeds from sales	8,383	12,751
Calls and maturities	389	610
Principal repayments on mortgage-backed investment securities	6,778	7,163
Securities held-to-maturity:
Calls	544	220
Purchases of restricted stock	(375)	(209)
Increase in loans	1,840	(11,282)
Proceeds from sale of other real estate owned	1,479	2,302
Purchases of bank premises and equipment	(35)	(113)
Net cash provided by (used in) investing activities	(24,564)	2,096
CASH FLOWS FROM FINANCING ACTIVITIES
Increase (decrease) in deposits:
Noninterest-bearing	(7,608)	15,739
Interest-bearing	37,748	6,614
Proceeds from other borrowings, net of repayments	6,000	(14,188)
Net cash provided by financing activities	36,140	8,165
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	13,906	12,521
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	17,177	4,656
CASH AND CASH EQUIVALENTS, END OF PERIOD	$31,083	$17,177
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash received during the year for interest and dividends	$13,864	$15,859
Cash paid during the year for interest	$6,822	$8,453
Cash paid (received) during the year for income taxes	$(693)	$46
NONCASH TRANSACTIONS
Loans transferred to foreclosed real estate during the year	$513	$5,719
Increase in cash surrender value of bank-owned life insurance	$229	$220
Increase in deferred compensation arrangements	$275	$295
Net change in unrealized holding gains (losses) on securities available-for-sale, net of income taxes	$(12)	$83

See accompanying notes to consolidated financial statements.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING AND REPORTING POLICIES

General — Atlantic BancGroup, Inc. (the “Holding Company”) is a bank holding company registered with the Federal Reserve and owns 100% of the outstanding stock of Oceanside Bank (“Oceanside”). Oceanside is a Florida state-chartered commercial bank, which opened July 21, 1997. Oceanside’s deposits are insured by the Federal Deposit Insurance Corporation. The Holding Company’s primary business activities are the operations of Oceanside, and it operates in only one reportable industry segment: banking. Collectively, the entities are referred to as “Atlantic.” In 2008, Oceanside formed and began operating a subsidiary, S. Pt. Properties, Inc., for the sole purpose of managing a single real estate property acquired through foreclosure. In 2009, Oceanside formed and began operating two subsidiaries, Parman Place, Inc. and East Arlington, Inc., for the sole purpose of each managing a single real estate property acquired through foreclosure.

Regulatory Action — Effective January 7, 2010, Oceanside entered into a Stipulation to the Issuance of a Consent Order (“Stipulation”) with the Federal Deposit Insurance Corporation (the “FDIC”) and the Florida Office of Financial Regulation (the “OFR”). Pursuant to the Stipulation, Oceanside has consented, without admitting or denying any charges of unsafe or unsound banking practices or violations of law or regulation, to the issuance of a Consent Order by the FDIC and the OFR, also effective as of January 7, 2010.

The Consent Order represents an agreement among Oceanside, the FDIC, and the OFR as to areas of Oceanside’s operations that warrant improvement and presents a plan for making those improvements. The Consent Order imposes no fines or penalties on Oceanside. A summary of the Consent Order follows:

•	Oceanside’s Board of Directors is required to increase its participation, approve a management plan for the purpose of providing qualified management for Oceanside, and provide more detailed management reports.
•	During the life of the Consent Order, Oceanside shall not add any individual to Oceanside’s Board of Directors or employ any individual as a senior executive officer without the prior non-objection of the FDIC and the OFR.
•	Within 90 days of the effective date of the Consent Order and, thereafter, during the life of the Consent Order, Oceanside shall achieve and maintain a Tier 1 Leverage Capital Ratio of not less than 8% and a Total Risk Based Capital Ratio of not less than 11%. In the event such ratios fall below such levels, Oceanside shall notify the FDIC and the OFR and shall increase capital in an amount sufficient to reach the required ratios within 90 days of such notice.
•	Oceanside shall also be required to maintain a fully funded Allowance for Loan and Lease Losses (“ALLL”), the adequacy of which shall be satisfactory to the FDIC and the OFR.
•	Oceanside must review, revise, and adopt its written liquidity, contingency funding, and funds management policy to provide effective guidance and control over Oceanside’s funds management activities. Oceanside must also implement adequate models for managing liquidity; and, calculate monthly the liquidity and dependency ratios
•	Throughout the life of the Consent Order, Oceanside shall not accept, renew, or rollover any brokered deposit, and comply with the restrictions on the effective yields on deposits exceeding national averages.
•	While the Consent Order is in effect, Oceanside shall notify the FDIC and the OFR, at least, 60 days prior to undertaking asset growth in excess of 10% or more per annum or initiating material changes in asset or liability composition.
•	While the Consent Order is in effect, Oceanside shall not declare or pay dividends, interest payments on subordinated debentures or any other form of payment representing a reduction in capital without the prior written approval of the FDIC and the OFR.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING AND REPORTING POLICIES  – (continued)

•	While the Consent Order remains in effect, Oceanside shall, within 30 days of the receipt of any official Report of Examination, eliminate from its books any remaining balance of any assets classified “Loss” and 50% percent of those classified “Doubtful”, unless otherwise approved in writing by the FDIC and the OFR. Within 60 days from the effective date of the Consent Order, Oceanside shall formulate a plan, subject to approval by the FDIC and the OFR, to reduce Oceanside’s risk exposure in each asset, or relationship in excess of $500,000 classified “Substandard” by the FDIC in November 2008.
•	Oceanside shall also reduce the aggregate balance of assets classified “Substandard” by the FDIC in November 2008, in accordance with the following schedule: (i) within 90 days to not more than 100% of Tier 1 capital plus the ALLL; (ii) within 180 days to not more than 85% of Tier 1 capital plus the ALLL; (iii) within 270 days to not more than 60% of Tier 1 capital plus the ALLL; and (iv) Within 360 days to not more than 50% of Tier 1 capital plus the ALLL. Oceanside is on schedule to meet the first and second targeted goals. Oceanside anticipates needing to increase its Tier 1 capital or successfully work out an appropriate amount of “Substandard” assets to meet the third and fourth targeted ratios.
•	Beginning with the effective date of the Consent Order, Oceanside shall not extend any credit to, or for the benefit of, any borrower who has a loan that has been charged off or classified “Loss” or “Doubtful” and is uncollected. Additionally, during the life of the Consent Order, Oceanside shall not extend, directly or indirectly, any additional credit to, or for the benefit of, any borrower who has a loan or other extension of credit from Oceanside that has been classified “Substandard”, and is uncollected, unless Oceanside documents that such extension of credit is in Oceanside’s best interest.
•	Within 30 days from the effective date of the Consent Order, Oceanside will engage a loan review analyst who shall review all loans exceeding $500,000.
•	Within 60 days from the effective date of the Consent Order, Oceanside shall revise, adopt, and implement a written lending, underwriting, and collection policy to provide effective guidance and control over Oceanside’s lending function. In addition, Oceanside shall obtain adequate and current documentation for all loans in Oceanside’s loan portfolio. Within 30 days from the effective date of the Consent Order, the Board shall adopt and implement a policy limiting the use of loan interest reserves to certain types of loans.
•	Within 60 days from the effective date of the Consent Order, Oceanside shall perform a risk segmentation analysis with respect to the any other concentration deemed important by Oceanside. The plan shall establish appropriate commercial real estate (“CRE”) lending risk limits and monitor concentrations of risk in relation to capital.
•	Within 30 days from the effective date of the Consent Order, Oceanside shall formulate and fully implement a written plan and a comprehensive budget. Within 60 days from the effective date of the Consent Order, Oceanside shall prepare and submit to the FDIC and the OFR for comment a business strategic plan covering the overall operation of Oceanside.
•	Within 30 days of the end of each calendar quarter following the effective date of the Consent Order, Oceanside shall furnish written progress reports to the FDIC and the OFR detailing the form, manner, and results of any actions taken to secure compliance.

Oceanside is in the process of evaluating and developing responses, policies, procedures, analyses, and training to address matters enumerated in the Consent Order. In management’s opinion, many of the cited criticisms have been addressed or Oceanside is no longer engaged in the activity.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING AND REPORTING POLICIES  – (continued)

Oceanside did not meet the April 7, 2010, deadline to raise additional capital as required by the Consent Order. However, the Holding Company is exploring strategic alternatives intended to result in attaining such capital ratios during 2010.

On March 26, 2010, the Holding Company entered into a mutual agreement (“Written Agreement”) with the Federal Reserve Bank of Atlanta (the “Reserve Bank”) to maintain the financial soundness of the Holding Company so that the Holding Company may serve as a source of strength to Oceanside. The Holding Company and the Reserve Bank agree as follows:

•	The Holding Company shall not declare or pay any dividends without the prior written approval of the Reserve Bank and the Director of the Division of Banking Supervision and Regulation (the “Director”) of the Board of Governors of the Federal Reserve System (the “Board of Governors”).
•	The Holding Company shall not directly or indirectly take dividends or any other form of payment representing a reduction in capital from the Bank without the prior written approval of the Reserve Bank.
•	The Holding Company and its nonbank subsidiary shall not make any distributions of interest, principal, or other sums on subordinated debentures or trust preferred securities without the prior written approval of the Reserve Bank and the Director.
•	The Holding Company and any nonbank subsidiary shall not, directly or indirectly, incur, increase, or guarantee any debt without the prior written approval of the Reserve Bank. All requests for prior written approval shall contain, but not be limited to, a statement regarding the purpose of the debt, the terms of the debt, and the planned source(s) for debt repayment, and an analysis of the cash flow resources available to meet such debt repayment.
•	The Holding Company shall not, directly or indirectly, purchase or redeem any shares of its stock without the prior written approval of the Reserve Bank.
•	In appointing any new director or senior executive officer, or changing the responsibilities of any senior executive officer so that the officer would assume a different senior executive officer position, the Holding Company shall comply with the notice provisions of section 32 of the FDI Act (12 U.S.C. § 1831i) and Subpart H of Regulation Y of the Board of Governors (12 C.F.R. §§ 225.71 et seq.).
•	The Holding Company shall comply with the restrictions on indemnification and severance payments of section 18(k) of the FDI Act (12 U.S.C. § 1828(k)) and Part 359 of the Federal Deposit Insurance Corporation’s regulations (12 C.F.R. Part 359).
•	Within 30 days after the end of each calendar quarter following the date of this Written Agreement, the board of directors shall submit to the Reserve Bank written progress reports detailing the form and manner of all actions taken to secure compliance with the provisions of this Written Agreement and the results thereof, and a parent company only balance sheet, income statement, and, as applicable, report of changes in stockholders’ equity.

Competition — Oceanside, through four banking offices, provides a variety of banking services to individuals and businesses located primarily in East Duval and Northeast St. Johns counties of Florida. Atlantic funds its loans primarily by offering time, savings and money market, and demand deposit accounts to both commercial enterprises and individuals. Atlantic competes with other banking and financial institutions in its primary markets including Internet-based institutions. Commercial banks, savings banks, savings and loan associations, mortgage bankers and brokers, credit unions, and money market funds actively compete for

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING AND REPORTING POLICIES  – (continued)

deposits and loans. Such institutions, as well as consumer finance, mutual funds, insurance companies, and brokerage and investment banking firms, may be considered competitors of Atlantic with respect to one or more of the services it renders.

Basis of Presentation — The accompanying consolidated financial statements include the accounts of the Holding Company and its wholly-owned subsidiary, Oceanside. All significant intercompany accounts and transactions have been eliminated in consolidation. The accounting and reporting policies of Atlantic conform with U.S. generally accepted accounting principles and to general practices within the banking industry.

Regulatory Environment — Atlantic is subject to regulations of certain federal and state agencies and, accordingly, it is periodically examined by those regulatory authorities. As a consequence of the extensive regulation of commercial banking activities, Atlantic’s business is particularly susceptible to being affected by federal legislation and regulations.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, the valuation of foreclosed assets, the realization of deferred tax assets, other-than-temporary impairments of securities, and the fair value of financial instruments.

The determination of the adequacy of the allowance for loan losses and the valuation of foreclosed assets is based on estimates that may be affected by significant changes in the economic environment and market conditions. In connection with the determination of the estimated losses on loans and the valuation of foreclosed assets, management obtains independent appraisals for significant collateral.

Atlantic’s loans are generally secured by specific items of collateral including real property, consumer assets, and business assets. Although Atlantic has a diversified loan portfolio, a substantial portion of its debtors’ ability to honor their contracts is dependent on local, state, and national economic conditions that may affect the value of the underlying collateral or the income of the debtor.

While management uses available information to recognize losses on loans and to value foreclosed assets, further reductions in the carrying amounts of loans and foreclosed assets may be necessary based on changes in economic conditions. In addition, regulatory agencies, as an integral part of their examination process, periodically review the estimated losses on loans and the carrying value of foreclosed assets. Such agencies may require Atlantic to recognize additional losses based on their judgments about information available to them at the time of their examination.

Management’s determination of the realization of deferred tax assets is based upon management’s judgment of various future events and uncertainties, including the timing, nature, and amount of future income earned by certain subsidiaries and the implementation of various plans to maximize realization of deferred tax assets.

Atlantic has recorded a deferred tax asset (net of valuation allowances) to recognize the future income tax benefit of operating losses incurred for tax years 2009 and 2008. Management believes that the tax benefits on the net operating loss carry forwards will be utilized when Atlantic returns to profitability. Generally, the net operating losses can be carried forward for up to 20 years.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING AND REPORTING POLICIES  – (continued)

On November 6, 2009, the “Worker, Homeownership, and Business Assistance Act of 2009” was signed into law, which relaxed the net operating loss carryback rules. As a result of this law, Atlantic was able to carryback net operating losses to obtain an estimated tax refund of $1.035 million.

In estimating the carrying value of deferred tax assets, management considered the cumulative loss position, projected taxable income, and available tax strategies in developing the analysis of any required deferred income tax asset valuation as of December 31, 2009 and 2008.

For the year ended December 31, 2009:

Cumulative losses in recent quarters suggested the need for a valuation allowance. However, management believed that this negative evidence was partially offset by the following positive evidence, which mitigated the need for reducing the carrying value (net of valuation allowances) to zero:

•	Atlantic has a prior history of taxable earnings prior to losses that began in 2008. Since inception in 1997, Atlantic has reported taxable income in 10 of 12 years through 2008, with cumulative taxable income of nearly $9.0 million through 2008.
•	Atlantic has reported and believes that changes have been made to allow Atlantic to return to a taxable earnings position, including reductions in payroll and other operating costs. Within the next 2-5 years, internal projections indicate that book and taxable income are more likely than not to return to levels approaching those prior to 2008.
•	Management has received and considered offers to purchase two of its branch locations and relocate to leased space (or lease-back its existing facilities). While the sale-leaseback would not likely generate significant book income immediately, the taxable income was projected to exceed $1.3 million.
•	Management and the Board of Directors have discussed a tax strategy that would generate taxable income of approximately $1.2 from the liquidation of bank-owned life insurance policies.
•	Converting tax-exempt investment income to taxable investment income, which could increase taxable income by almost $1.0 million and book income by $0.4 million.
•	Repurchase of junior subordinated debentures at a discount.
•	Termination of all or a portion of the Bank’s deferred compensation plan, which would generate up to $1.6 million in book taxable income and reduce the deferred tax asset by $0.6 million.

Based on the above analysis, management believes it is more likely than not that Atlantic will realize the deferred tax asset of $0.7 million at December 31, 2009 (net of a valuation allowance of $2.8 million) through future operating income and implementation of certain tax strategies.

For the year ended December 31, 2008:

Management considered the cumulative losses in 2008 and the anticipated net operating loss for 2009 when determining whether or not to provide a valuation allowance on the deferred tax asset. The economic conditions and Atlantic’s level of non-performing assets were taken into consideration as well, which at December 31, 2009, had stabilized.

At December 31, 2008, management believed that the negative evidence was outweighed by certain positive evidence. Atlantic had a prior history of earnings outside of the recent losses and believed that changes had been made to allow Atlantic to return to an earnings position, including reductions in payroll and other operating costs. At that time, management believed it was more likely than not that Atlantic would

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING AND REPORTING POLICIES  – (continued)

realize the deferred tax asset through future operating income. Accordingly, no deferred tax valuation allowance was recorded at December 31, 2008.

Accounting Hierarchy — In June 2009, the Financial Accounting Standards Board (“FASB”) issued guidance that restructured generally accepted accounting principles (“GAAP”) and simplified access to all authoritative literature by providing a single source of authoritative nongovernmental GAAP. The guidance is presented in a topically organized structure referred to as the FASB Accounting Standards Codification (“ASC”). The new structure is effective for interim and annual periods ending after September 15, 2009. All existing standards have been superseded and all other accounting literature not included is considered nonauthoritative. Rules and interpretive releases of the SEC under federal securities laws are also sources of authoritative GAAP for SEC registrants. The adoption of this standard did not have a material impact on Atlantic’s results of operations or financial position.

Cash and Cash Equivalents — For purposes of the Consolidated Statements of Cash Flows, cash and cash equivalents include cash and due from banks, interest-bearing deposits, and federal funds sold, all of which mature within ninety days. At December 31, 2009 and 2008, interest-bearing deposits include $438,000 and $154,000, respectively, of deposits in the Federal Home Loan Bank.

Oceanside is required by law or regulation to maintain cash reserves on hand or with the Federal Reserve Bank of Atlanta. The minimum reserve balances were approximately $1,834,000 and $1,664,000 at December 31, 2009 and 2008, respectively.

Investment Securities — Debt securities are classified as held-to-maturity when Atlantic has the positive intent and ability to hold the securities to maturity. Securities held-to-maturity are carried at amortized cost. The amortization of premiums and accretion of discounts are recognized in interest income using methods approximating the interest method over the period to maturity.

Debt securities not classified as held-to-maturity are classified as available-for-sale. Securities available-for-sale are carried at fair value with unrealized gains and losses reported in other comprehensive income (loss). Realized gains (losses) on securities available-for-sale are included in noninterest income and, when applicable, are reported as a reclassification adjustment, net of tax, in other comprehensive income (loss). Gains and losses on sales of securities are determined by the specific-identification method.

Equity securities held principally for resale in the near term are classified as trading securities and recorded at their fair values. Unrealized gains and losses on trading securities are included in noninterest income. During 2009 and 2008, Atlantic did not engage in trading securities.

The FASB recently issued accounting guidance related to the recognition and presentation of other-than-temporary impairment (FASB ASC 320-10). See the Recent Accounting Pronouncements section for additional information.

Prior to the adoption of the recent accounting guidance on April 1, 2009, management considered, in determining whether other-than-temporary impairment exists, (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer, and (3) the intent and ability of the Company to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

Declines in the fair value of individual securities below their cost that are other than temporary result in write-downs of the individual securities to their fair value. The related write-downs are included in earnings as realized losses. As of December 31, 2009, no securities were determined to have other than a temporary decline in fair value below cost.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING AND REPORTING POLICIES  – (continued)

Atlantic does not purchase, sell, or utilize off-balance sheet derivative financial instruments or derivative commodity instruments for hedging purposes.

Securities Purchased Under Agreements to Resell and Securities Sold Under Agreements to Repurchase — Securities purchased under agreements to resell and securities sold under agreements to repurchase are generally accounted for as collateralized financing transactions and are recorded at the amounts at which the securities were acquired or sold plus accrued interest. Securities, generally U.S. government and Federal agency securities, pledged as collateral under these financing arrangements cannot be sold or repledged by the secured party. The fair value of collateral either received from or provided to a third party is continually monitored, and additional collateral is obtained or requested to be returned as appropriate.

Restricted Stock — At December 31, 2009 and 2008, Oceanside owned Federal Home Loan Bank stock, carried at cost, totaling $1,126,000 and $751,000, respectively. The stock is considered restricted, and the amount is required to be maintained based on a percentage of Oceanside’s total assets. Oceanside also maintained stock, carried at cost, as a condition of its correspondent banking relationship with one bank (two banks at December 31, 2008) totaling $25,000 and $204,000 at December 31, 2009 and 2008, respectively. During 2009, Oceanside recognized a $179,000 loss on restricted stock owned at December 31, 2008, issued by one of the correspondent banks that was taken over by the FDIC during 2009.

Loans Held-for-Sale — Residential loans held-for-sale are valued at the lower of cost or market as determined by outstanding commitments from investors or current investor yield requirements. Gains and losses resulting from sales of residential mortgage loans are recognized when Atlantic funds the loan and has a commitment from the purchaser. Atlantic had no significant loans held-for-sale as of December 31, 2009 or 2008. Loans originated for sale in 2008 totaled $11.6 million. The income from mortgage banking operations totaled $17,000 for 2008. There were no loans originated or income from mortgage banking operations in 2009.

Oceanside originates loans with a guaranty from the Small Business Administration (“SBA”). Oceanside does not classify SBA loans (or the SBA-guaranteed portion) as held-for-sale, as the intent is to generally hold SBA loans to maturity in Oceanside’s held-for-investment portfolio. There were no sales of SBA loans in 2009 or 2008. Typically, if an SBA loan is sold, no loan servicing is retained by Oceanside.

Loans Held-for-Investment — Loans originated with the intent and ability to hold for the foreseeable future or until maturity or payoff are categorized as loans held-for-investment. These loans are reported at their outstanding principal adjusted for any charge-offs, the allowance for loan losses, and any deferred fees or capitalized costs. Loan origination fees are capitalized and certain direct origination costs are deferred. Both are recognized as an adjustment of the yield of the related loan over the estimated life of the loan.

The accrual of interest on loans is discontinued at the time the loan is ninety days delinquent unless the loan is well collateralized and in process of collection. In all cases, loans are placed on nonaccrual or charged-off at an earlier date if collection of principal or interest is considered doubtful.

All interest accrued but not collected for loans placed on nonaccrual or charged-off is reversed against interest income. The interest on these loans is accounted for on the cash-basis or cost-recovery method, until qualifying for return to accrual. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

Allowance for Loan Losses and Impaired Loans — The allowance for loan losses is established as probable losses are estimated through a provision for loan losses charged to earnings. Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING AND REPORTING POLICIES  – (continued)

The allowance for loan losses is evaluated on a regular basis by management and is based upon management’s periodic review of the collectibility of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, estimated value of any underlying collateral and prevailing economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available.

A loan is considered impaired when, based on current information and events, it is probable that Atlantic will be unable to collect the scheduled payments of principal or interest when due. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record, and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan-by-loan basis for commercial loans by either the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s obtainable market price, or the fair value of the collateral if the loan is collateral dependent.

Interest Rate Risk — Atlantic’s asset base is exposed to risk including the risk resulting from changes in interest rates and changes in the timing of cash flows. Atlantic monitors the effect of such risks by considering the mismatch of the maturities of its assets and liabilities in the current interest rate environment and the sensitivity of assets and liabilities to changes in interest rates. Atlantic’s management has considered the effect of significant increases and decreases in interest rates and believes such changes, if they occurred, would be manageable and would not affect the ability of Atlantic to hold its assets as planned. However, Atlantic is exposed to significant market risk in the event of significant and prolonged interest rate changes.

Facilities — Facilities are stated at cost, less accumulated depreciation and amortization. Charges to income for depreciation and amortization are computed on the straight-line method over the estimated useful lives of assets. When properties are sold or otherwise disposed of, the gain or loss resulting from the disposition is credited or charged to income. Expenditures for maintenance and repairs are charged against income, and renewals and betterments are capitalized.

Long-Lived Assets — Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the fair value of the asset. Certain long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell.

Foreclosed Assets (Including Other Real Estate Owned) — Assets acquired through, or in lieu of, loan foreclosure are initially recorded at fair value at the date of foreclosure establishing a new cost basis. After foreclosure, valuations are periodically performed by management and the foreclosed asset is carried at the lower of carrying amount or fair value less cost to sell. Subsequent changes in value are reported as adjustments to the carrying amount, not to exceed the initial carrying value of the foreclosed assets at the time of the transfer. Revenue and expenses from operations and changes in the valuation allowance are included in other operating expenses. At December 31, 2009 and 2008, foreclosed assets including repossessed vehicles and other assets totaled $-0- and $75,000, respectively, and other real estate owned of $1,727,000 and $3,421,000, respectively.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING AND REPORTING POLICIES  – (continued)

Off-Balance Sheet Instruments — In the ordinary course of business, Atlantic has entered into off-balance sheet financial instruments consisting of commitments to extend credit, which may include standby letters of credit. Such financial instruments are recorded in the consolidated financial statements when they become payable.

Transfers of Financial Assets — Transfers of financial assets are accounted for as sales, when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (i) the assets have been isolated from Atlantic, (ii) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets, and (iii) Atlantic does not maintain effective control over the transferred assets through an agreement to repurchase them before their maturity.

Benefit Plans — Costs associated with the savings incentive plan (see Note 9) are charged to salaries and employee benefits expense when accrued. The accounting for income and costs associated with the director and management benefit plans is more fully described at Note 9.

Income Taxes — Deferred income tax assets and liabilities are recorded to reflect the tax consequences on future years of temporary differences between revenues and expenses reported for financial statement purposes and those reported for income tax purposes. Deferred tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be realized or settled. Valuation allowances are provided against assets that are not likely to be realized.

Comprehensive Income — ASC 220, Comprehensive Income, establishes standards for reporting and presentation of comprehensive income and its components in a full set of general-purpose financial statements. ASC 220 was issued to address concerns over the practice of reporting elements of comprehensive income directly in equity. In accordance with the provisions of ASC 220, Atlantic has included in the accompanying consolidated financial statements comprehensive income resulting from such activities. Comprehensive income (loss) consists of the net income (loss) and net unrealized gains (losses) on investment securities available-for-sale.

These amounts are reported net of the income tax benefit (expense) less any related allowance for realization. Also, accumulated other comprehensive income (loss) is included as a separate disclosure within the Consolidated Statements of Stockholders’ Equity in the accompanying consolidated financial statements.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING AND REPORTING POLICIES  – (continued)

Computation of Per Share Earnings — Basic earnings (losses) per share (“EPS”) amounts are computed by dividing net earnings (losses) by the weighted average number of common shares outstanding for the years ended December 31, 2009 and 2008. Diluted EPS are computed by dividing net earnings (losses) by the weighted average number of shares and all dilutive potential shares outstanding during the period. Atlantic has no dilutive potential shares outstanding for 2009 or 2008. The following information was used in the computation of EPS on both a basic and diluted basis for the years ended December 31, 2009 and 2008 (dollars in thousands except per share data):

	For the Years Ended December 31,
	2009	2008
Basic EPS computation:
Numerator – Net income (loss)	$(7,240)	$(1,927)
Denominator – Weighted average shares outstanding (rounded)	1,248	1,248
Basic EPS	$(5.80)	$(1.54)
Diluted EPS computation:
Numerator – Net income (loss)	$(7,240)	$(1,927)
Denominator – Weighted average shares outstanding (rounded)	1,248	1,248
Diluted EPS	$(5.80)	$(1.54)

Advertising and Business Development — Atlantic expenses advertising and business development costs as incurred. Advertising and business development costs for 2009 and 2008 as included in other operating expenses were $95,000 and $145,000, respectively.

Guarantees — ASC 460, Guarantees, requires certain guarantees to be recorded at fair value. In general, ASC 460 applies to contracts or indemnification agreements that contingently require the guarantor to make payments to the guaranteed party based on changes in an underlying obligation that is related to an asset, liability, or an equity security of the guaranteed party. Atlantic has not begun recording a liability and an offsetting asset for the fair value of any standby letters of credit because Interpretation 45 was not material to the financial condition or results of operations of Atlantic. Interpretation 45 also requires certain disclosures, even when the likelihood of making any payments under the guarantee is remote. These disclosures are included in Note 9.

Recent Accounting Pronouncements — In June 2009, the FASB issued new authoritative accounting guidance under ASC Topic 810, Consolidation, which amends prior guidance to change how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. The determination of whether a company is required to consolidate an entity is based on, among other things, an entity’s purpose and design and a company’s ability to direct the activities of the entity that most significantly impact the entity’s economic performance. The new authoritative accounting guidance requires additional disclosures about the reporting entity’s involvement with variable-interest entities and any significant changes in risk exposure due to that involvement as well as its affect on the entity’s financial statements. The new authoritative accounting guidance under ASC Topic 810 will be effective January 1, 2010 and is not expected to have a significant impact on Atlantic’s financial statements.

In April 2009, the FASB issued new guidance impacting ASC Topic 820, Fair Value Measurements and Disclosures. This ASC provides additional guidance in determining fair values when there is no active market or where the price inputs being used represent distressed sales. It reaffirms the need to use judgment to

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING AND REPORTING POLICIES  – (continued)

ascertain if a formerly active market has become inactive and in determining fair values when markets have become inactive. The adoption of this new guidance did not have a material effect on Atlantic’s results of operations or financial position.

In April 2009, the FASB issued new guidance impacting ASC 825-10-50, Financial Instruments, which relates to fair value disclosures for any financial instruments that are not currently reflected on the balance sheet of companies at fair value. This guidance amended existing GAAP to require disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. This guidance is effective for interim and annual periods ending after June 15, 2009. Atlantic has presented the necessary disclosures in Note 14 herein.

In April 2009, the FASB issued new guidance impacting ASC 320-10, Investments - Debt and Equity Securities, which provides additional guidance designed to create greater clarity and consistency in accounting for and presenting impairment losses on securities. This guidance is effective for interim and annual periods ending after June 15, 2009. Atlantic has presented the necessary disclosures in Note 14 herein.

In August 2009, the FASB issued ASU No. 2009-05, Fair Value Measurements and Disclosures (Topic 820) — Measuring Liabilities at Fair Value. This ASU provides amendments for fair value measurements of liabilities. It provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using one or more techniques. ASU 2009-05 also clarifies that when estimating a fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability. ASU 2009-05 is effective for the first reporting period (including interim periods) beginning after issuance or fourth quarter 2009. Atlantic is currently evaluating the impact of this standard on Atlantic’s financial condition, results of operations, and disclosures.

The FASB issued new authoritative accounting guidance under ASC Topic 855, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or available to be issued. ASC Topic 855 defines (i) the period after the balance sheet date during which a reporting entity’s management should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, (ii) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and (iii) the disclosures an entity should make about events or transactions that occurred after the balance sheet date. The new authoritative accounting guidance under ASC Topic 855 is effective for periods ending after June 15, 2009. The required disclosures are provided in Note 1 below.

Emerging Issues Task Force (EITF) Issue No. 06-4, “Accounting for Deferred Compensation and Post-retirement Benefit Aspects of Endorsement Split Dollar Life Insurance Arrangements.” EITF 06-4 requires the recognition of a liability and related compensation expense for endorsement split-dollar life insurance policies that provide a benefit to an employee that extends to post-retirement periods. Under EITF 06-4, life insurance policies purchased for the purpose of providing such benefits do not effectively settle an entity’s obligation to the employee. Accordingly, the entity must recognize a liability and related compensation expense during the employee’s active service period based on the future cost of insurance to be incurred during the employee’s retirement. If the entity has agreed to provide the employee with a death benefit, then the liability for the future death benefit should be recognized by following the guidance in SFAS 106, “Employer’s Accounting for Post-retirement Benefits Other Than Pensions.” Atlantic adopted EITF 06-4 on January 1, 2008, as a change in accounting principle through a cumulative-effect adjustment to retained earnings totaling $80,979.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING AND REPORTING POLICIES  – (continued)

A variety of proposed or otherwise potential accounting standards are currently under study by standard-setting organizations and various regulatory agencies. Because of the tentative and preliminary nature of these proposed standards, management has not determined whether implementation of such proposed standards would be material to Atlantic’s consolidated financial statements.

Subsequent Events — During 2009, Atlantic adopted ASC 855, Subsequent Events, that addresses events which occur after the balance sheet date but before the issuance of financial statements. Under ASC 855, an entity must record the effects of subsequent events that provide evidence about conditions that existed at the balance sheet date and must disclose but not record the effects of subsequent events which provide evidence about conditions that did not exist at the balance sheet date.

Reclassification of Comparative Amounts — Certain comparative amounts for prior years have been reclassified to conform to current-year presentations. Such reclassifications did not affect net income or retained earnings.

NOTE 2 — REGULATORY OVERSIGHT, CAPITAL ADEQUACY, OPERATING LOSSES, AND MANAGEMENT’S PLANS

As a result of the extraordinary effects of what may ultimately be the worst economic downturn since the Great Depression, the capital of Atlantic and Oceanside have been significantly depleted. The combined losses in 2009 and 2008 of $9.2 million recorded by Atlantic were attributable to significant increases in the provision for credit losses, write-downs on nonperforming assets, the establishment of a valuation reserve against Atlantic’s deferred tax asset, and the reduced loan interest and fee income and higher costs associated with nonperforming loans and other real estate owned. The impact of the current financial crisis in the U.S. and abroad is having far-reaching consequences and it is difficult to say at this point when the economy will begin to recover. As a result, we cannot assure you that we will be able to resume profitable operations in the near future, or at all.

We have determined that significant additional sources of capital or the implementation of strategies to enhance existing capital will be required for us to resume profitable operations beyond 2010. Atlantic’s Board of Directors has formed a strategic planning committee. The committee has hired an investment banking firm to seek all strategic alternatives to enhance the stability of Atlantic including a capital investment, sale, strategic merger, or some form of restructuring. We are exploring other options to restructure our balance sheet to generate income and capital. There can be no assurance that Atlantic will succeed in these efforts and be able to comply with the new regulatory requirements. In addition, a transaction, which would likely involve equity financing, would result in substantial dilution to our current stockholders and could adversely affect the price of our common stock. If Atlantic does not comply with mandated capital requirements, the regulators could take additional enforcement action against the Holding Company and Oceanside.

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the discharge of liabilities in the normal course of business for the foreseeable future, and do not include any adjustments to reflect the possible future effects on the recoverability or classification of assets, and the amounts or classification of liabilities that may result from the outcome of any regulatory action, which would affect our ability to continue as a going concern.

Based upon the financial condition of Oceanside, and subsequent correspondence and discussions with the FDIC, we have entered into a Consent Order that has been described in detail at Note 1. Based on our budget approved in our most recent strategic planning session of the Board of Directors, we need approximately $1-2 million in capital to achieve and maintain the adequately capitalized status during 2010. To achieve the capital levels mandated by the Consent Order, we must increase our capital $13-$15 million, which may come from a combination of raising new capital and/or restructuring our balance sheet. Besides

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 2 — REGULATORY OVERSIGHT, CAPITAL ADEQUACY, OPERATING LOSSES, AND MANAGEMENT’S PLANS  – (continued)

our efforts to raise additional capital, we have identified up to $4 million in other changes that may improve our capital ratios including eliminating our bank owned life insurance, reducing or eliminating certain retirement benefits, and the potential sale of assets. In order to improve our Tier 1 leverage ratio, we may also shrink our total assets.

Atlantic’s short term capital plan is to improve our risk-based capital ratios to keep Oceanside adequately capitalized during 2010, based on Tier 1 leverage ratio requirements. This may be achieved by raising additional capital or successfully executing other strategies. While capital has been difficult to raise, community banks in our local market have successfully raised capital in 2009 and 2010.

Our losses in 2009 and 2008 were largely due to the rapid deterioration in the credit quality of a few of our loans secured by real estate. While we cannot predict the timing of any recovery in our local market and unemployment remains at high levels, some improvements have been noted as follows:

•	Our level of past due loans at year-end 2009 have improved from year-end 2008, with an overall reduction of $2.2 million of which $1.8 million is attributable to the 30-89 days past due category — possibly a lending indicator of a reduction in future charge-offs.
•	A significant portion of our 2009 and 2008 charge-offs and expenses related to two projects and one single family residence. Approximately 68% of the total charge-offs of $6.4 million in 2009 and 2008 were attributable to one multifamily project and a single family residence. Specifically identified expenses related to the multifamily project and other real estate owned reduced earning by $1.2 million in 2009 and $0.8 million in 2008.
•	Despite recording net charge-offs of $6.3 million during 2009 and 2008, we increased our allowance for loan losses to 3.25% of total loans. The allowance for loan losses covers over 97% of our nonperforming loans at December 31, 2009. If the economy improves, the level of future additions to these reserves may subside, which will likely improve our capital ratios as the overall credit risks decline.
•	In 2009, we took a noncash charge to earnings of $2.8 million to establish a valuation allowance for our deferred tax assets. While Atlantic has a history of earnings prior to 2008, accounting practices limit our continued recognition of the deferred tax assets in 2009. We expect to be able to utilize some or all of these benefits once the current economic cycle improves and we return to our historical profit levels.
•	Beginning in the fourth quarter of 2009 and continuing into 2010, we have been reducing Oceanside’s total assets. Our unaudited and preliminary results at March 31, 2010, show Oceanside’s total bank-only assets at $286.1 million, a reduction of $11.3 million from December 31, 2009. This contributed to an increase in our Tier 1 leverage ratio from 4.06% to 4.32%.
•	Atlantic is exposed to the weakened real estate conditions in the Florida markets of Duval and St. Johns Counties. Atlantic believes the challenging market conditions are primarily attributable to a regional softening in demand for real estate assets as well as an oversupply of residential and commercial properties, particularly within Atlantic’s local markets. However, existing home sales by area realtors have increased substantially and this decrement in existing real estate inventories, if sustained, may drive improvement in the regional economy during the coming year. For comparison, 2009 single-family, existing homes and condominiums increased 21% and 38% over 2008 levels. While some trends have stabilized or have begun to show improvement, we remain susceptible to rising unemployment rates for the region that are expected to remain relatively high through 2010.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 2 — REGULATORY OVERSIGHT, CAPITAL ADEQUACY, OPERATING LOSSES, AND MANAGEMENT’S PLANS  – (continued)

Although no assurances can be given that we will successfully implement our plans, that economic conditions will improve, and/or losses will return to pre-2008 levels, we are confident that certain actions that we can control will improve our capital ratios in 2010.

[Remainder of page left intentionally blank.]

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 3 — INVESTMENT SECURITIES

Our investment securities consist of residential real estate mortgage investment conduits (“REMICs”) and residential mortgage pass-through securities (“MBS”) all of which are issued or guaranteed by U.S. Capital Government agencies such as FNMA, FHLMC, and GNMA. The amortized cost and estimated fair value of instruments in debt and equity securities at December 31, 2009 and 2008, follow (dollars in thousands):

	December 31, 2009				December 31, 2008
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale
REMICs	$134	$3	$—	$137	$2,700	$5	$(6)	$2,699
MBS	42,428	217	(240)	42,405	12,171	40	(40)	12,171
	42,562	220	(240)	42,542	14,871	45	(46)	14,870
Held-to-maturity
State, county and municipal bonds	14,989	154	(395)	14,748	15,536	133	(771)	14,898
Total investment securities	$57,551	$374	$(635)	$57,290	$30,407	$178	$(817)	$29,768

Information pertaining to securities with gross unrealized losses at December 31, 2009 and 2008, aggregated by investment category and length of time that individual securities have been in a continuous loss position, follows:

	Less Than Twelve Months		Over Twelve Months		Total
	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value

December 31, 2009:
Available-for-Sale
REMICs	$—	$—	$—	$—	$—	$—
MBS	(240)	23,020	—	—	(240)	23,020
	$(240)	$23,020	$—	$—	$(240)	$23,020
Held-to-Maturity
State, county, and municipal bonds	$(165)	$4,763	$(230)	$2,867	$(395)	$7,630
December 31, 2008:
Available-for-Sale
REMICs	$(6)	$927	$—	$—	$(6)	$927
MBS	(40)	10,881	—	—	(40)	10,881
	$(46)	$11,808	$—	$—	$(46)	$11,808
Held-to-Maturity
State, county, and municipal bonds	$(393)	$6,590	$(378)	$3,868	$(771)	$10,458

Management evaluates securities for other-than-temporary impairment at least on a monthly basis, and more frequently when economic or market concerns warrant such evaluation. Consideration is given to (i) the length of time and the extent to which the fair value has been less than cost, (ii) the financial condition and near-term prospects of the issuer, and (iii) the intent and ability of Atlantic to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 3 — INVESTMENT SECURITIES  – (continued)

The unrealized losses on investment securities were caused by interest rate changes. It is expected that the securities would not be settled at a price less than the par value of the investments. Because the decline in fair value is attributable to changes in interest rates and not credit quality, and because Atlantic has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired. The estimated fair value of securities is determined on the basis of market quotations.

The following is a summary of the effects on the Consolidated Statements of Stockholders’ Equity at December 31, 2009 and 2008 (dollars in thousands):

	2009	2008
Gross unrealized losses on investment securities available-for-sale	$(20)	$(1)
Deferred tax benefit on unrealized losses	7	—
Balance, December 31	$(13)	$(1)

The following presents the net change in unrealized gains or losses on investment securities available-for-sale that are shown as a component of stockholders’ equity and comprehensive income (loss) for the years ended December 31, 2009 and 2008 (dollars in thousands):

	2009	2008
Unrealized holding gains on investment securities arising during period	$37	$480
Less: reclassification adjustment for gains included in net loss	(56)	(346)
Other comprehensive income (loss), before tax	(19)	134
Income tax benefit (expense) related to items of other comprehensive income (loss)	7	(51)
Other comprehensive income (loss), net of tax	$(12)	$83

Gross gains and losses on sales of investment securities in 2009 totaled $56,000 and $-0-, respectively. Gross gains and losses on sales of investment securities in 2008 totaled $346,000 and $-0-, respectively.

At December 31, 2009, securities with a carrying value of $1,497,000 and fair value of $1,443,000 were pledged to secure deposits of public funds from the state of Florida and treasury tax and loan deposits with the Federal Reserve. Securities were pledged as collateral for Federal Reserve Borrowings and to secure public funds from the State of Florida, Federal Reserve discount window, and treasury tax and loan deposits in 2009 and 2008. The amortized cost of these securities was $5,656,000 and $5,023,000, respectively, and the fair values of these pledged securities were $5,461,000 and $4,711,000 respectively, as of December 31, 2009 and 2008.

There were no securities of a single issuer (which were non-governmental or non-government sponsored) that exceeded 10% of stockholders’ equity at December 31, 2009 or 2008.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 3 — INVESTMENT SECURITIES  – (continued)

The cost and estimated fair value of debt and equity securities at December 31, 2009 and 2008, by contractual maturities, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (dollars in thousands).

	Securities Available-for-Sale		Securities Held-to-Maturity
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
December 31, 2009:
Due in one year or less	$3,045	$3,104	$—	$—
Due after one through five years	4,973	5,086	271	286
Due after five through ten years	20,746	20,595	1,163	1,218
Due after ten years	13,798	13,757	13,555	13,244
	$42,562	$42,542	$14,989	$14,748
December 31, 2008:
Due in one year or less	$639	$639	$—	$—
Due after one through five years	1,074	1,075	—	—
Due after five through ten years	3,067	3,096	1,010	1,044
Due after ten years	10,091	10,060	14,526	13,854
	$14,871	$14,870	$15,536	$14,898

NOTE 4 — LOANS AND FORECLOSED ASSETS

The loan portfolio at December 31, 2009 and 2008, is composed of the following (dollars in thousands):

	2009	2008
Real estate loans
Construction, land development, and other land	$32,455	$39,135
1 – 4 family residential	56,900	57,814
Multifamily residential	2,902	4,481
Commercial	93,455	88,762
Total real estate loans	185,712	190,192
Commercial loans	11,703	13,314
Consumer and other loans	3,315	3,548
Total loan portfolio	200,730	207,054
Less, deferred fees and other	(12)	(25)
Less, allowance for loan losses	(6,531)	(3,999)
Loans, net	$194,187	$203,030

At December 31, 2009 and 2008, fixed-rate loans (excluding nonaccrual loans) with maturities (or repricing) over one year totaled approximately $78.5 million and $33.3 million, respectively.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 4 — LOANS AND FORECLOSED ASSETS  – (continued)

The following is a summary of the transactions in the allowance for loan losses (dollars in thousands):

	2009	2008
Balance, beginning of period	$3,999	$2,169
Provisions charged to operating expenses	6,268	4,424
Loans charged-off	(3,761)	(2,615)
Recoveries	25	21
Balance, end of period	$6,531	$3,999

The following is a summary of information pertaining to impaired, nonaccrual, past due, and restructured loans (dollars in thousands):

	December 31,
	2009	2008
Loans evaluated for impairment with a measured impairment	$16,061	$13,050
Loans evaluated for impairment without a measured impairment	14,788	15,433
Total impaired loans	$30,849	$28,483
Valuation allowance related to impaired loans	$4,380	$1,717
Nonaccrual loans included above in impaired loan totals	$6,715	$5,459
Total loans past due ninety days or more and still accruing	8	1,656
Total nonperforming loans (“NPL”)	6,723	7,115
Restructured loans	17,372	3,566
Total NPL and restructured loans	$24,095	$10,681
Restructured loans included in nonaccrual loans above that are considered troubled debt restructurings	$1,842	$4,386
Average nonaccrual loans during the year	$7,031	$5,130

At December 31, 2009 and 2008, interest income accrued and recorded on nonaccrual loans totaled $40,000 and $4,000, respectively, and interest earned but not recorded on nonaccrual loans at December 31, 2009 and 2008, was $533,000 and $176,000, respectively. No additional funds are committed to be advanced in connection with nonaccrual loans.

A summary of the activity in Other Real Estate Owned follows for the years ended December 31, 2009 and 2008 (dollars in thousands):

	December 31,
	2009	2008
Balance, beginning of period	$3,421	$—
Transfers to OREO	513	6,034
Disposals	(1,621)	(2,298)
Write-downs	(586)	(315)
Balance, end of period	$1,727	$3,421

At December 31, 2009 and 2008, repossessed assets totaled $-0- and $75,000, respectively. During 2009 and 2008, $27,000 and $75,000, respectively, of assets were repossessed with disposals of $102,000 and $-0-, respectively.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 5 — FACILITIES

Facilities.  A summary follows (dollars in thousands):

	Cost	Accumulated Depreciation and Amortization	Net Book Value	Estimated Useful Lives
December 31, 2009:
Land and land improvements	$750	$—	$750
Bank building and improvements	3,455	992	2,463	5 – 40 years
Furniture, fixtures, and equipment	2,271	2,118	153	3 – 10 years
	$6,476	$3,110	$3,366
December 31, 2008:
Land and land improvements	$750	$—	$750
Bank building and improvements	3,443	875	2,568	5 – 40 years
Furniture, fixtures, and equipment	2,248	1,983	265	3 – 10 years
	$6,441	$2,858	$3,583

Depreciation and amortization of facilities totaled $252,000 and $313,000 in 2009 and 2008, respectively.

Operating Leases. Atlantic leases property for a branch location and its operations center at 13799 Beach Boulevard, Jacksonville, Florida, under a noncancelable operating lease dated September 27, 2000, that expires in 2011, subject to two five-year renewal options. On August 22, 2002, Atlantic entered into a 20-year noncancelable operating lease agreement for a new branch at the corner of Kernan Boulevard South and Atlantic Boulevard, Jacksonville, Florida. Lease payments commenced in September 2003, and the branch opened December 15, 2003.

All other operating leases, consisting principally of computer, furniture, fixtures, and equipment, are not material.

Total branch rent expense for 2009 and 2008 was $387,000 and $392,000, respectively. The future annual rental payments for the branch leases are due as follows (dollars in thousands):

Years Ending December 31,	Amount
2010	$332
2011	168
2012	84
2013	88
2014	94
Thereafter	862
$1,628

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 6 — TIME DEPOSITS

Time deposits at December 31, 2009 and 2008, totaled $129,845,000 and $145,746,000, respectively. The scheduled maturities of time deposits were as follows (dollars in thousands):

	December 31, 2009		December 31, 2008
	Time, $100,000 And Over	Other Time Deposits	Time, $100,000 And Over	Other Time Deposits
Three months or less	$12,167	$23,750	$21,648	$22,373
Over three through twelve months	27,274	42,181	21,122	42,696
Over twelve months through three years	5,871	16,908	8,501	28,428
Over three years	1,353	341	500	478
	$46,665	$83,180	$51,771	$93,975

Time deposits of less than $100,000 with a remaining maturity of one year or less totaled $65,931,000 at December 31, 2009. Time deposits of $100,000 or more with a remaining maturity of one year or less totaled $39,441,000 at December 31, 2009.

Interest expense on certificates of deposit of $100,000 or more totaled $1,548,000 and $2,378,000 for 2009 and 2008, respectively. Interest expense on other time deposits totaled $3,167,000 and $4,371,000 for 2009 and 2008, respectively. Early withdrawal penalties on certificates of deposit totaled $4,000 and $8,000 for 2009 and 2008, respectively, and have been netted against interest expense.

At December 31, 2009, Oceanside had $19,098,000 of brokered deposits, which are reflected in other time deposits. Interest expense on brokered deposits totaled $818,000 for 2009. At December 31, 2008, Oceanside had $26,343,000 of brokered deposits, which are reflected in other time deposits. Interest expense on brokered deposits totaled $1,174,000 for 2008.

NOTE 7 — OTHER BORROWINGS

Short-Term Debt, Customer Repurchase Agreements.  Atlantic has sold securities under agreements to repurchase, which effectively collateralize overnight borrowings. As of December 31, 2009, no borrowings were outstanding and no securities were sold under agreements to repurchase. The average balance of customer repurchase agreements for 2008 was $10,960,000, at a weighted average interest rate of 1.88%. Interest of $206,000 was recorded in 2008. The average balance of customer repurchase agreements and related interest expense was $-0- for 2009.

Other Short-term Borrowings.  Atlantic purchases federal funds for liquidity needs during the year. At December 31, 2009 and 2008, there were no federal funds purchased. The average federal funds purchased during 2008, was $2,445,000, at a weighted average interest rate of 3.27%. Interest of $80,000 was recorded in 2008. The average balance of federal funds purchased and related interest expense was immaterial for 2009.

Long-Term Debt.  A summary of long-term debt follows (dollars in thousands):

	December 31,
	2009	2008
FHLB of Atlanta advances
Convertible debt	$2,300	$2,300
Fixed debt	10,000	4,000
	12,300	6,300
Junior subordinated debentures	3,093	3,093
	$15,393	$9,393

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 7 — OTHER BORROWINGS  – (continued)

FHLB of Atlanta Advances.  At December 31, 2009 and 2008, Atlantic had obtained advances from FHLB of $12,300,000 and $6,300,000, respectively. At December 31, 2009 and 2008, the advances were collateralized by Atlantic’s FHLB capital stock in the amount of $1,126,000 and $751,000, respectively, and a blanket lien on eligible wholly-owned residential (1-4 units) loans, commercial first mortgage loans, and home equity loans with a carrying value of $43.3 million and $41.4 million, respectively. A summary follows (dollars in thousands):

	Maturity Date	Interest Expense	Balance of Advances at December 31,		Interest Rate
			2009	2008	2009	2008
Convertible fixed rate debt	11/17/2010	4.45%	$2,300	$2,300	$104	$104
Fixed rate advances	12/20/2010	1.91%	2,000	4,000	64	45
Fixed rate advances	01/09/2012	2.30%	8,000	—	181	—
			$12,300	$6,300	$349	$149

The weighted average rate for FHLB advances was 2.74% in 2009 and 3.27% in 2008. At December 31, 2009, the FHLB had determined that of the $43.3 million of pledged collateral, $21.6 million was the lendable collateral value.

Junior Subordinated Debentures.  On September 15, 2005, Atlantic participated in a pooled offering of trust preferred securities. Atlantic formed Atlantic BancGroup Statutory Trust I (the “Trust”), a wholly-owned statutory trust subsidiary for the purpose of issuing the trust preferred securities. The Trust used the proceeds from the issuance of $3,000,000 in trust preferred securities to acquire fixed/floating rate junior subordinated deferrable interest debentures of Atlantic in the amount of $3,093,000. The trust preferred securities essentially mirror the debt securities, carrying a cumulative preferred dividend at a fixed rate of 5.886% equal to the interest rate on the debt securities, both payable quarterly for five years. Beginning September 15, 2010, the quarterly rates vary based on the three month LIBOR plus 150 basis points. The debt securities and the trust preferred securities each have 30-year lives. The trust preferred securities and the debt securities are callable by Atlantic or the Trust, at their respective option after five years, and at varying premiums and sooner in specific events, subject to prior approval by the Federal Reserve Board, if then required. Atlantic has treated the trust preferred securities as Tier 1 capital up to the maximum amount allowed, and the remainder, if any, as Tier 2 capital for federal regulatory purposes. There are no required principal payments on the junior subordinated debentures over the next five years. Interest expense on the junior subordinated debentures totaled $183,000 in 2009 and $185,000 in 2008.

Under ASC 810, Consolidations, the Trust is not consolidated with Atlantic. Accordingly, Atlantic does not report the securities issued by the Trust as liabilities, and instead reports as liabilities the junior subordinated debentures issued by Atlantic and held by the Trust. At December 31, 2009 and 2008, Atlantic’s investment in the statutory trust of $93,000 has been included in Other Assets in the Consolidated Balance Sheets as an investment in an unconsolidated subsidiary.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 8 — INCOME TAXES

The provision (benefit) for income taxes on income is summarized as follows (dollars in thousands):

	Year Ended December 31,
	2009	2008
Current:
Federal	$1,536	$(585)
State	263	(100)
	1,799	(685)
Deferred:
Federal	(1,257)	(860)
State	(215)	(147)
	(1,472)	(1,007)
Total income tax provision (benefit)	$327	$(1,692)

A reconciliation of the income tax provision (benefit) computed at the federal statutory rate of 34% and the income tax provision (benefit) shown on the Consolidated Statements of Operations and Comprehensive Income, follows (dollars in thousands):

	2009		2008
	Amount	% of Pretax	Amount	% of Pretax
Tax computed at statutory rate	$(2,350)	34.0%	$(1,230)	34.0%
Increase (decrease) resulting from:
State income taxes	(268)	3.9	(88)	2.4
Utilization of net operating losses	3,232	(46.8)
Indexed retirement plan	(91)	1.3	(78)	2.2
Nontaxable interest income, net	(226)	3.3	(217)	6.0
Other	30	(0.4)	(79)	2.2
Income tax provision (benefit)	$327	(4.7)%	$(1,692)	46.8%

The components of the net deferred income tax assets are as follows (dollars in thousands):

	December 31,
	2009	2008
Deferred tax asset:
Federal	$3,083	$1,815
State	528	311
	3,611	2,126
Deferred tax liability:
Federal	(115)	(105)
State	(20)	(18)
	(135)	(123)
Net deferred tax asset	3,476	2,003
Valuation allowance	(2,768)	—
	$708	$2,003

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 8 — INCOME TAXES  – (continued)

The tax effects of each type of significant item that gave rise to deferred taxes are (dollars in thousands):

	December 31,
	2009	2008
Allowance for loan losses	$1,978	$1,250
Director and management benefit plans	617	514
Net unrealized holding losses on securities	7	—
Other real estate owned write-downs	402	181
State income tax net operating loss carryforward	322	88
Nonaccrual interest	267	66
Depreciation	(135)	(123)
Other, net	18	27
Net deferred tax asset	3,476	2,003
Valuation allowance	(2,768)	—
	$708	$2,003

Income tax (benefit) expense of $(7,000) and $51,000 for 2009 and 2008, respectively, have been netted in the caption “Unrealized holding gains (losses) on securities arising during period” found in the Consolidated Statements of Operations and Comprehensive Income (Loss).

ASC 740, Income Taxes (see Note 1), specifies that deferred income tax assets are to be reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred income tax asset will not be realized. At December 31, 2009, a valuation allowance of $2,768,000 was established related to the continued net operating losses in 2009. Realization of the remaining $708,000 of deferred tax assets is dependent on generating sufficient taxable income in the future (or implementing tax strategies) prior to expiration of the loss carryforwards. Although realization is not assured, management believes it is more likely than not that $708,000 of the deferred tax asset will be realized. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

As discussed in Note 1, based on management’s expectations of future earnings and tax strategies at December 31, 2008, no valuation allowance was established.

During 2009, Atlantic carried back all of its federal net operating losses and recorded a refund receivable estimated at $1,035,000. Atlantic has state net operating loss carryforwards of approximately $5.8 million, which are available to offset state income taxes in future years. These state net operating loss carryforwards do not expire.

ASC 740 requires the presentation of a reconciliation of any unrecognized tax benefits as of the beginning and end of the year. During the period and as of December 31, 2009, there are no unrecognized tax benefits. Accordingly, no analysis of unrecognized tax benefits is included herein.

Interest and penalties associated with income tax filing requirements are recognized as a component of income tax expense, if material. As of December 31, 2009 and 2008, there is no material amount of penalties and interest related to tax return filings of Atlantic.

Atlantic’s consolidated income tax returns have not been audited since its inception. Atlantic’s management believes that the years ended December 31, 2007, 2008, and 2009 are considered open, and would be subject to examination by the Internal Revenue Service if selected for audit.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 9 — BENEFIT PLANS

SIMPLE Plan.  Atlantic sponsors a savings incentive plan (“SIMPLE Plan”) that covers substantially all employees. Atlantic matches each participant’s contribution, subject to a maximum of 3% through July 15, 2009, and thereafter, 1% of the participant’s salary. The SIMPLE Plan is a prototype plan and has been approved by the Internal Revenue Service. The amount included in salaries and employee benefits as pension expense totaled $39,000 and $64,000 for 2009 and 2008, respectively.

Director and Management Benefit Plans.  Atlantic has adopted retirement benefit plans for Atlantic’s seven directors (including one director emeritus) and four of its current and former officers. The purpose of these plans is to retain qualified directors and members of management by offering a retirement benefit. Benefits under the plans began vesting over a five-year period, with service beginning in 1997. Upon his resignation from Atlantic, a former officer and director was 60% vested. All of the directors and the three current officers are fully vested at December 31, 2009.

Atlantic has purchased a pool of life insurance policies totaling $4,050,000 with funds that had previously been invested in overnight federal funds sold. The policies have cash surrender values that can progressively grow, based on a fluctuating index of life insurance securities, resulting in an earnings stream to Atlantic. At December 31, 2009 and 2008, the cash surrender values of these life insurance policies totaled $5,097,000 and $4,886,000 respectively. For 2009, the average yield on these life insurance policies was estimated at 4.45% (or a taxable equivalent yield of 7.12%).

Under the plans, as amended, eight of the current participants will begin receiving benefit payments for fifteen years following retirement. In addition, the beneficiaries of these eight participants will each receive death benefits of the lesser of (i) $100,000 or (ii) net investment at risk in the underlying insurance policies (cash value), with any remaining policy cash value payable to Atlantic. The remaining three participants will receive benefit payments over a twenty-year period following retirement. Following a participant’s death, any unpaid benefits will continue to the beneficiary (or beneficiaries) over the remaining term.

A summary of the activity for the director and management benefit plans follows (dollars in thousands):

	December 31,
	2009	2008
Policy income included in other income	$229	$220
Plan expense included in other operating expenses	(275)	(294)
Life insurance expense included in other operating expenses	(17)	(14)
Deferred income tax benefit	103	110
Net after income tax benefit	$40	$22

In late-2008, director fees were discontinued and no director fees were paid in 2009. Beginning in 2010, the benefit expense accrual for the director and management plans was also discontinued.

NOTE 10 — COMMITMENTS AND CONTINGENCIES

Credit-Related Financial Instruments.   Atlantic is a party to credit-related financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit, standby letters of credit, and commercial letters of credit. Such commitments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated balance sheets. Atlantic’s exposure to credit loss is represented by the contractual amount of these commitments. Atlantic follows the same credit policies in making commitments as it does for on-balance sheet instruments.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 10 — COMMITMENTS AND CONTINGENCIES  – (continued)

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. The commitments for equity lines of credit may expire without being drawn upon. Therefore, the total commitment amounts do not necessarily represent future cash requirements. The amount of collateral obtained, if it is deemed necessary by Atlantic, is based on management’s credit evaluation of the customer.

Unfunded commitments under commercial lines-of-credit, revolving credit lines, and overdraft protection agreements are commitments for possible future extensions of credit to existing customers. These lines-of-credit may not be fully collateralized but generally contain a specified maturity date. Certain conditions may exist that would prevent the customer from drawing upon the total amount to which Atlantic is committed.

Commercial and standby letters-of-credit are conditional commitments issued by Atlantic to guarantee the performance of a customer to a third party. Those letters-of-credit are primarily issued to support public and private borrowing arrangements. All letters of credit issued and outstanding at December 31, 2009, totaling $1,174,000, have expiration dates within one year. The credit risk involved in issuing letters-of-credit is essentially the same as that involved in extending loan facilities to customers. Atlantic generally holds collateral supporting those commitments if deemed necessary.

At December 31, 2009 and 2008, the following financial instruments were outstanding whose contract amounts represent credit risk for Atlantic (dollars in thousands):

	2009	2008
Commitments to extend credit (including unused lines of credit):
Revolving, open-end lines secured by 1 – 4 family residential properties (home equity lines)	$3,630	$4,983
Commercial real estate, construction, and land development secured by real estate	1,186	2,186
Other	4,548	3,311
	9,364	10,480
Standby letters of credit	1,174	1,701
	$10,538	$12,181

Derivative Loan Commitments.  At December 31, 2009, Atlantic did not have any material amounts of commitments to originate residential mortgage loans that will be sold to investors at a specified time in the future.

Collateral Requirements.  To reduce credit risk related to the use of credit-related financial instruments, Atlantic might deem it necessary to obtain collateral. The amount and nature of the collateral obtained is based on Atlantic’s credit evaluation of the customer. Collateral held varies but may include cash, securities, accounts receivable, inventory, property, plant and equipment, and real estate. Access to the collateral is generally achieved by either (i) maintaining possession of the collateral, (ii) placing a recorded lien in the appropriate jurisdiction, or (iii) other means such as an assignment.

If the counterparty does not have the right and ability to redeem the collateral or Atlantic is permitted to sell or repledge the collateral on short notice, Atlantic records the collateral on its consolidated balance sheet at fair value with a corresponding obligation to return it.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 10 — COMMITMENTS AND CONTINGENCIES  – (continued)

Exposure to Transactions with Correspondent Banks and Related Limitations on Interbank Liabilities.  In the ordinary course of business, Oceanside may incur a loss if a correspondent bank defaults upon an obligation, which may include overnight federal funds, loan participations, and other interbank transactions. Management monitors its risks with these correspondents and places certain limitations upon the exposure.

Litigation.  Atlantic may periodically be a party to or otherwise involved in legal proceedings arising in the normal course of business, such as claims to enforce liens, claims involving the making and servicing of real property loans, and other issues incident to Atlantic’s operations. Management, after consultation with legal counsel, does not believe that there are any pending or threatened proceedings against Atlantic which, if determined adversely, would have a material effect on Atlantic’s consolidated financial position.

Change of Control Agreements.  Atlantic has entered into agreements with its three executive officers that would provide certain benefits in the event of a change of control (as defined in the agreement) and, within three years of the change in control, the executive officer is terminated (without cause) or resigns. The change of control benefits include cash payments equal to 2.99 times the executive officer’s base annual compensation (as defined in the agreement) and continuation of health benefits for six months.

Other.  At December 31, 2009 and 2008, Oceanside had $10.0 million and $19.5 million, respectively, of unsecured and secured lines of credit from other banks for the purchase of overnight federal funds. At December 31, 2009 and 2008, Atlantic had outstanding purchases in overnight federal funds of $-0- and $-0-, respectively, leaving $10.0 million and $19.5 million, respectively, available under these lines.

At December 31, 2009, securities with an amortized cost of $4.2 million and fair value of $4.0 were pledged to secure available advances of $3.1 million at the Federal Reserve Discount Window. Amounts available to be drawn at the Federal Reserve Discount Window are only allowed as overnight secondary credit and require prior approval from the Federal Reserve.

NOTE 11 — CONCENTRATIONS OF CREDIT

Substantially all of Atlantic’s loans, commitments, and standby letters of credit have been granted to customers in northeast Florida, including Duval and St. Johns counties. Atlantic’s loans are generally secured by specific items of collateral including real property, consumer assets, and business assets. Although Atlantic has a diversified loan portfolio, a substantial portion of its debtors’ ability to honor their contracts is dependent on local, state, and national economic conditions, which can be affected by a number of events domestically and internationally.

The concentrations of credit by type of loan are set forth in Note 3. The distribution of commitments to extend credit approximates the distribution of loans outstanding. Standby letters of credit were granted primarily to commercial borrowers. Atlantic, as a matter of policy, does not extend credit to any single borrower or group of related borrowers in excess of its legal lending limit. As a state-chartered bank, Oceanside’s 15% legal lending limit was approximately $2.9 million at December 31, 2009 ($4.8 million for loans qualifying for the 25% limit). Atlantic does not have any significant concentrations in any one industry or customer.

NOTE 12 — RELATED PARTIES

Atlantic has entered into transactions with its directors, executive officers, significant stockholders, and their affiliates (insiders). Such transactions were made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and did not, in the opinion of management, involve more than normal credit risk or present other unfavorable features.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 12 — RELATED PARTIES  – (continued)

A summary of activity for 2009 and 2008 for such loans follows (dollars in thousands):

	2009	2008
Beginning of year balance	$6,570	$6,164
Additions	1,597	1,040
Reductions	(268)	(634)
End of year balance	$7,899	$6,570

Unfunded commitments to the same parties totaled $230,000 and $579,000 at December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008, deposits and customer repurchase agreements with insiders totaled approximately $1.7 million and $10.1 million, respectively.

NOTE 13 — STOCKHOLDERS’ EQUITY

Preferred Stock.  In addition to the 10,000,000 shares of authorized common stock, Atlantic’s articles of incorporation authorize up to 2,000,000 shares of preferred stock. The Board of Directors is further authorized to establish designations, powers, preferences, rights, and other terms for preferred stock by resolution. No shares of preferred stock have been issued.

Dividends.  The ability of Atlantic to pay dividends to stockholders depends primarily on dividends received by Atlantic from its subsidiary, Oceanside. Oceanside’s ability to pay dividends is limited by federal and state banking regulations based upon Oceanside’s profitability and other factors. State banking statutes further require (i) prior approval, (ii) that at least 20% of the prior year’s earnings be transferred to additional paid-in capital (surplus) annually until surplus equals or exceeds Oceanside’s common stock, and (iii) that certain minimum capital levels are maintained. There were no retained earnings available at December 31, 2009, to pay cash dividends. Furthermore, the Consent Order discussed in Note 1 prohibits Oceanside from paying dividends to Atlantic. Atlantic’s dividend policy is to retain accumulated earnings to support its growth and maintain its capital levels.

[Remainder of page left intentionally blank.]

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 14 — OTHER OPERATING EXPENSES

Other operating expenses follow (dollars in thousands):

	2009	2008
Deposit insurance assessments	$1,014	$229
Processing and settlement fees	836	773
OREO and other loan collection expenses	520	544
Professional, legal, and audit fees	589	459
Write-down of other real estate owned	586	315
Pension expense	275	295
Expensed costs to raise capital	177	—
Telephone	132	134
Advertising and business development	95	145
Stationery, printing, and supplies	71	107
Postage, freight, and courier	63	80
Director fees	—	78
Insurance (excluding group insurance)	49	46
Dues and subscriptions	39	27
Other miscellaneous expenses	170	197
	$4,616	$3,429

NOTE 15 — FAIR VALUE DISCLOSURES

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash and Due from Banks, Federal Funds Sold and Interest-Bearing Deposits — For those short-term instruments, the carrying amount is a reasonable estimate of fair value.

Investment Securities — For securities held as investments, fair value equals quoted market price, if available. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Restricted Stock — Fair value of Atlantic’s investment in Federal Home Loan Bank and correspondent banks’ stock is its cost.

Loans Receivable — For loans subject to repricing and loans intended for sale within six months, fair value is estimated at the carrying amount plus accrued interest. The fair value of other types of loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Deposit Liabilities — The fair value of demand deposits, savings accounts, and certain money market deposits is the amount payable on demand at the reporting date. The fair value of long-term fixed maturity certificates of deposit is estimated using the rates currently offered for deposits of similar remaining maturities.

Other Borrowings — For short-term debt, including accounts and demand notes payable, the carrying amount is a reasonable estimate of fair value. The fair value of customer repurchase agreements is the amount payable on demand at the reporting date. For long-term debt, the fair value is estimated using discounted cash flow analyses based on current incremental borrowing rates for similar types of borrowing arrangements.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 15 — FAIR VALUE DISCLOSURES  – (continued)

Off-Balance Sheet Instruments — Fair values for off-balance sheet lending commitments are based on rates currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties’ credit standing.

Other — Accrued interest receivable on investment securities and loans and accrued interest payable on deposits and other borrowings are included in investment securities, loans, deposits, and other borrowings, accordingly. The carrying amount is a reasonable estimate of fair value.

The estimated fair values of Atlantic’s financial instruments at December 31, 2009 and 2008, follow (dollars in thousands):

	Carrying Amount	Fair Value
December 31, 2009:
Financial Assets
Cash and cash equivalents	$31,083	$31,083
Investment securities and accrued interest receivable	57,844	57,603
Restricted stock	1,151	1,151
Loans and accrued interest receivable	194,963	189,436
Total assets valued	$285,041	$279,273
Financial Liabilities
Deposits and accrued interest payable	$270,156	$267,996
Other borrowings and accrued interest payable	15,520	15,520
Total liabilities valued	$285,676	$283,516
Off-Balance Sheet Commitments	$10,538	$10,538
December 31, 2008:
Financial Assets
Cash and cash equivalents	$17,177	$17,177
Investment securities and accrued interest receivable	30,615	29,977
Restricted stock	955	955
Loans and accrued interest receivable	203,872	205,897
Total assets valued	$252,619	$254,006
Financial Liabilities
Deposits and accrued interest payable	$240,134	$261,720
Other borrowings and accrued interest payable	9,424	9,424
Total liabilities valued	$249,558	$271,144
Off-Balance Sheet Commitments	$12,181	$12,181

While these estimates of fair value are based on management’s judgment of the most appropriate factors, there is no assurance that, were Atlantic to have disposed of such items at December 31, 2009, the estimated fair values would necessarily have been achieved at that date, since market values may differ depending on various circumstances. The estimated fair values at December 31, 2009, should not necessarily be considered to apply at subsequent dates.

Atlantic has adopted ASC 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”). ASC 820-10, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 15 — FAIR VALUE DISCLOSURES  – (continued)

fair value measurements. ASC 820-10 applies to reported balances that are required or permitted to be measured at fair value under existing accounting pronouncements; accordingly, the standard does not require any new fair value measurements of reported balances.

ASC 820-10 emphasizes that fair value is market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, ASC 820-10 establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Level 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).

Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access. Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability (other than quoted prices), such as interest rates, foreign exchange rates and yield curves that are observable at commonly quoted intervals. Level 3 inputs are unobservable inputs for the asset or liabilities, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity. In instances where more than one level of input exists for assets or liabilities, the lowest level of input that is significant to the fair value measurement in its entirety will be used in determining the fair value hierarchy. Atlantic’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The table below presents Atlantic’s assets and liabilities measured at fair value on a recurring basis aggregated by the level in the fair value hierarchy within which those measurements fall.

(dollars in thousands) December 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investment securities, available-for-sale	$—	$42,542	$—	$42,542
Total assets at fair value	$—	$42,542	$—	$42,542

December 31, 2008
Assets:
Investment securities, available-for-sale	$—	$14,870	$—	$14,870
Total assets at fair value	$—	$14,870	$—	$14,870

Securities available-for-sale — The fair value of securities available for sale equals quoted market prices, if available. If quoted market prices are not available, fair value is determined using quoted market prices for similar securities. Level 1 securities include those traded on an active exchange, such as the New York Stock Exchange. Level 2 securities include mortgage-backed securities, other pass-through securities and collateralized mortgage obligations of government sponsored entities (GSE’s) and private issuers and obligations of states and political subdivision.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 15 — FAIR VALUE DISCLOSURES  – (continued)

Certain other assets are measured at fair value on a nonrecurring basis. These adjustments to fair value usually result from application of lower of cost or fair value accounting or write-downs of individual assets due to impairment. For assets measured at fair value on a nonrecurring basis, the following table provides the level of valuation assumptions used to determine each adjustment and the carrying value of the related individual assets.

(dollars in thousands) December 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total	Net Gains (Losses)(1)
Assets:
Impaired loans, net of direct write-offs	$—	$—	$16,061	$16,061
Specific valuation allowances	—	—	(4,380)	(4,380)
Impaired loans, net	—	—	11,681	11,681	$(3,509)
Foreclosed assets	—	—	1,727	1,727	(728)
Total assets at fair value	$—	$—	$13,408	$13,408	$(4,237)

December 31, 2008
Assets:
Impaired loans, net of direct write-offs	$—	$—	$13,050	$13,050
Specific valuation allowances	—	—	(1,717)	(1,717)
Impaired loans, net	—	—	11,333	11,333	$(1,110)
Foreclosed assets	—	—	3,496	3,496	(311)
Total assets at fair value	$—	$—	$14,829	$14,829	$(1,421)

(1)	Gains and losses include write-offs

Loans — Nonrecurring fair value adjustments to loans reflect full or partial write-downs that are based on the loan’s observable market price or current appraised value of the collateral in accordance with the implementation guidance in ASC 310, Receivables. Since the market for impaired loans is not active, loans subjected to nonrecurring fair value adjustments based on the loan’s observable market price are generally classified as Level 2. Loans subjected to nonrecurring fair value adjustments based on the current appraised value of the collateral may be classified as Level 2 or Level 3 depending on the type of asset and the inputs to the valuation. When appraisals are used to determine impairment and these appraisals are based on a market approach incorporating a dollar-per-square-foot multiple, the related loans are classified as Level 2. If the appraisals require significant adjustments to market-based valuation inputs or apply an income approach based on unobservable cash flows to measure fair value, the related loans subjected to nonrecurring fair value adjustments are typically classified as Level 3 due to the fact that Level 3 inputs are significant to the fair value measurement.

Foreclosed assets — These assets are reported at the lower of the loan carrying amount at foreclosure (or repossessions) or fair value written down by estimated cost to sale. Fair value is based on third party appraisals for other real estate owned and other independent sources for repossessed assets, considering the assumptions in the valuation, and are considered Level 2 or Level 3 inputs.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 15 — FAIR VALUE DISCLOSURES  – (continued)

The following is a summary of activity of assets and liabilities measured at fair value on a nonrecurring basis (dollars in thousands):

	Impaired Loans	Foreclosed Assets	Total
Balance, December 31, 2008	$11,333	$3,496	$14,829
Write-downs	(3,509)	(586)	(4,095)
Net transfers in/out Level 3	3,857	(1,183)	2,674
Balance, end of period	$11,681	$1,727	$13,408

NOTE 16 — REGULATORY CAPITAL MATTERS

The Federal Reserve Board and other bank regulatory agencies have adopted risk-based capital guidelines for all banks and for bank holding companies whose consolidated assets are over $500 million. The main objectives of the risk-based capital framework are to provide a more consistent system for comparing capital positions of banking organizations and to take into account the different risks among banking organizations’ assets, liabilities, and off-balance sheet items. Bank regulatory agencies have supplemented the risk-based capital standard with a leverage ratio for Tier 1 capital to total reported assets.

Failure to meet the capital adequacy guidelines and the framework for prompt corrective actions could initiate actions by the regulatory agencies, which could have a material effect on the consolidated financial statements.

As of December 31, 2009, Oceanside had not reached the capital levels specified in the Consent Order. There are no conditions or events, since the most recent notification, that management believes have changed the prompt corrective action category.

	Actual		For Capital Adequacy Purposes		To Be Well-Capitalized Under Prompt Corrective Action Provisions
	Amount	Ratio	> Amount	> Ratio	> Amount	> Ratio
	(dollars in thousands)
As of December 31, 2009:
Total capital to risk-weighted assets	$15,361	7.68%	NM	NM	$22,007	11.00	%(1)
Tier 1 capital to risk-weighted assets	$12,810	6.40%	NM	NM	NM	NM
Tier 1 capital to average assets	$12,810	4.06%	NM	NM	$25,228	8.00	%(1)
As of December 31, 2008:
Total capital to risk-weighted assets	$21,720	10.25%	$16,951	8.00%	$21,188	10.00%
Tier 1 capital to risk-weighted assets	$19,055	8.99%	$8,475	4.00%	$12,713	6.00%
Tier 1 capital to average assets	$19,055	7.25%	$10,519	4.00%	$13,149	5.00%

(1)	Ratios required under the Consent Order.
NM	Not meaningful — the Consent Order does not specify.

ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 17 — PARENT COMPANY FINANCIAL INFORMATION

Presented below are condensed financial statements for Atlantic BancGroup, Inc. (parent only):

Condensed Balance Sheets as of December 31:

	2009	2008
	(Dollars in Thousands)
Assets
Cash and cash equivalents	$1	$13
Investment in and advances to subsidiary bank	12,798	19,899
Other assets	356	178
Total	$13,155	$20,090
Liabilities and Stockholders’ Equity
Liabilities:
Other long-term borrowings	$3,093	$3,093
Due to subsidiary bank	223	—
Accrued expenses and other	159	65
	3,475	3,158
Stockholders’ equity	9,680	16,932
Total	$13,155	$20,090

Condensed Statements of Operations and Stockholders’ Equity
Years Ended December 31:

	2009	2008
	(Dollars in Thousands)
Equity in net loss of subsidiary bank	$(6,895)	$(1,685)
Other income	5	5
Interest expense	(185)	(185)
Other expenses (net of income tax benefit)	(165)	(62)
Net loss	(7,240)	(1,927)
Stockholders’ Equity:
Beginning of year	16,932	18,856
Net change in unrealized holding gains (losses) on securities in subsidiary bank	(12)	83
Cumulative effect adjustment – Implementation of EITF 06-4	—	(80)
End of year	$9,680	$16,932

Condensed Statements of Cash Flows
Years Ended December 31:

	2009	2008
	(Dollars in Thousands)
Operating Activities
Net loss	$(7,240)	$(1,927)
Adjustment to reconcile net loss to net cash provided by (used in) operating activities:
Equity in undistributed losses of subsidiary bank	6,895	1,685
Other	333	247
Net Cash Provided By (Used In) Operating Activities	(12)	5
Increase (Decrease) in Cash and Cash Equivalents	(12)	5
Cash and Cash Equivalents:
Beginning of year	13	8
End of year	$1	$13

Annex A

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
JACKSONVILLE BANCORP, INC.

ARTICLE I
NAME

The name of the corporation (the “Corporation”) is: Jacksonville Bancorp, Inc. The principal place of business and mailing address of the Corporation shall be 100 North Laura Street, Jacksonville, Florida 32202, or at such other place within the State of Florida as the Board of Directors may designate.

ARTICLE II
TERM OF EXISTENCE

The Corporation shall have perpetual duration and existence.

ARTICLE III
OBJECTS AND POWERS

The nature of the Corporation’s business, and its objects, purposes and powers are as follows:

(1)  to purchase or otherwise acquire, to own and to hold the stock of banks and other corporations, and to do every act and thing covered generally by the denominations “holding corporation,” “bank holding company,” and “financial holding company,” and especially to direct the operations of other entities through the ownership of stock or other interests therein;

(2)  to purchase, subscribe for, acquire, own, hold, sell, exchange, assign, transfer, mortgage, pledge, hypothecate or otherwise transfer or dispose of stock, scrip, warrants, rights, bonds, securities or evidences of indebtedness created by any other corporation or corporations organized under the laws of any state, or any bonds or evidences of indebtedness of the United States or any state, district, territory, dependency or county or subdivision or municipality thereof, and to issue and exchange therefor cash, capital stock, bonds, notes or other securities, evidences of indebtedness or obligations of the Corporation and while the owner thereof to exercise all rights, powers and privileges of ownership, including the right to vote on any shares of stock, voting trust certificates or other instruments so owned; and

(3)  to transact any business, to engage in any lawful act or activity and to exercise all powers permitted to corporations by the Florida Business Corporation Act (the “FBCA”).

The enumeration herein of the objects and purposes of the Corporation shall not be deemed to exclude or in any way limit by inference any powers, objects or purposes that the Corporation is empowered to exercise, whether expressly, by purpose or by any of the laws of the State of Florida or any reasonable construction of such laws.

ARTICLE IV
CAPITAL STOCK

4.01  General. The total number of shares of all classes of capital stock of the Corporation (“Shares”) that the Corporation shall have the authority to issue is 50 million, consisting of the following classes:

(1)  40 million Shares of common stock, $0.01 par value per share (“Common Stock”); and

(2)  10 million Shares of preferred stock, $0.01 par value per share (“Preferred Stock”).

4.02  Preferred Stock. Shares of Preferred Stock may be issued for any purpose and in any manner permitted by law, in one or more distinctly designated series, as a dividend or for such consideration as the Board of Directors may determine by resolution or resolutions from time to time adopted.

The Board of Directors is expressly authorized to fix and determine, by resolution or resolutions from time to time adopted prior to the issuance of any Shares of a particular series of Preferred Stock, the designations, voting powers (if any), preferences, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, but without limiting the generality of the foregoing, the following:

(1)  the distinctive designation and number of Shares of Preferred Stock that shall constitute a series, which number may from time to time be increased or decreased (but not below the number of Shares of such series then outstanding), by like action of the Board of Directors;

(2)  the rate or rates and times at which dividends, if any, shall be paid on each series of Preferred Stock, whether such dividends shall be cumulative or non-cumulative, the extent of the preference, subordination or other relationship to dividends declared or paid, or any other amounts paid or distributed upon, or in respect of, any other class or series of Preferred Stock or other Shares;

(3)  redemption provisions, if any, including whether or not Shares of any series may be redeemed by the Corporation or by the holders of such series of Preferred Stock, or by either, and if redeemable, the redemption price or prices, redemption rate or rates, and such adjustments to such redemption price(s) or rate(s) as may be determined, the manner and time or times at which, and the terms and conditions upon which, Shares of such series may be redeemed;

(4)  conversion, exchange, purchase or other privileges, if any, to acquire Shares or other securities of any class or series, whether at the option of the Corporation or of the holder, and if subject to conversion, exchange, purchase or similar privileges, the conversion, exchange or purchase prices or rates and such adjustments thereto as may be determined, the manner and time or times at which such privileges may be exercised, and the terms and conditions of such conversion, exchange, purchase or other privileges;

(5)  the rights, including the amount or amounts, if any, of preferential or other payments or distributions to which holders of Shares of any series are entitled upon the dissolution, winding-up, voluntary or involuntary liquidation, distribution, or sale or lease of all or substantially all of the assets of the Corporation; and

(6)  the terms of the sinking fund, retirement, redemption or purchase account, if any, to be provided for such series and the priority, if any, to which any funds or payments allocated therefor shall have over the payment of dividends, or over sinking fund, retirement, redemption, purchase account or other payments on, or distributions in respect of, other series of Preferred Stock or Shares of other classes.

All Shares of the same series of Preferred Stock shall be identical in all respects, except there may be different dates from which dividends, if any, thereon may accumulate, if made cumulative.

4.03  Dividends. Dividends upon all classes and series of Shares shall be payable only when, as and if declared by the Board of Directors from funds lawfully available therefor, which funds shall include, without limitation, the Corporation’s capital surplus. Dividends upon any class or series of Shares may be paid in cash, property, or Shares of any class or series or other securities or evidences of indebtedness of the Corporation or any other issuer, as may be determined by resolution or resolutions of the Board of Directors.

4.04  Rights, Warrants, Options, etc. The Board of Directors is expressly authorized to create and issue, by resolutions adopted from time to time, rights, warrants or options entitling the holders thereof to purchase Shares of any kind, class or series, whether or not in connection with the issuance and sale of any Shares, or other securities or indebtedness. The Board of Directors also is authorized expressly to determine the terms, including, without limitation, the time or times within which and the price or prices at which Shares may be purchased upon the exercise of any such right or option. The Board of Directors’ judgment shall be conclusive as to the adequacy of the consideration received for any such rights or options.

4.05  No Preemptive Rights. No holder of any Shares of any kind, class or series shall have, as a matter of right, any preemptive or preferential right to subscribe for, purchase or receive any Shares of any kind, class or series or any Corporation securities or obligations.

ARTICLE V
REGISTERED AGENT

The name of the Corporation’s registered agent is RAX CO. and the address of the registered agent’s office is 50 North Laura Street, Suite 3300, Jacksonville, Florida 32202.

ARTICLE VI
BOARD OF DIRECTORS

6.01  Number. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, each of whose members shall have the qualifications, if any, set forth in the Bylaws. The number of directors of the Corporation (exclusive of directors to be elected by the holders of any one or more series of Preferred Stock voting separately as a class or classes) that shall constitute the Board of Directors shall be between 3 and 15, with the exact number determined from time to time by resolution adopted by the affirmative vote of a majority of the total number of directors that the Corporation would have if there were no vacancies.

6.02  Classification; Vacancies. The Board of Directors shall be divided into three classes, designated Classes I, II and III, as nearly equal in number as the then total number of directors constituting the Board of Directors permits, with the term of office of one class expiring each year. At the annual meeting of shareholders when the Board of Directors is first classified, directors of Class I shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting, and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the number of directors, may be filled only by the Board of Directors, acting by majority vote, although less than a quorum, or, if no directors remain, by the affirmative vote of not less than a majority of the Shares entitled to vote in the election of directors generally, and any directors so chosen shall hold office until the next election of the classes of the directors they have replaced and until their successors have been elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of shareholders and vacancies created with respect to any directorship of the directors so elected shall be filled in the manner specified by such series of Preferred Stock. Subject to the foregoing, at each annual meeting of shareholders, the successors to the class of directors whose term is then expiring shall be elected to hold office for a term expiring at the third succeeding annual meeting and until their successors have been elected and qualified.

6.03  Nominations. In addition to the right of the Board of Directors to make nominations for the election of directors, nominations for the election of directors may be made by any shareholder entitled to vote in the election of directors generally if that shareholder complies with all of the provisions of this Section 6.03.

(1)  Advance notice of such proposed nomination shall be received by the Secretary of the Corporation (i) with respect to an election of directors to be held at an annual meeting, not less than 60 days nor more than 90 days prior to the anniversary of the last annual meeting of Corporation shareholders (or, if the date of the annual meeting is changed by more than 20 days from such anniversary date, within 10 days after the date that the Corporation mails or otherwise gives notice of the date of such meeting) and (ii) with respect to an election to be held at a special meeting called for that purpose, not later than the close of the tenth day following the date on which notice of the meeting was first mailed to shareholders.

(2)  Each notice under Section 6.03(1) shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee during the past five years; (iii) the number of Shares that are “beneficially owned” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 13d-3 thereunder) by each such nominee; (iv) the particular experience, qualifications, attributes or skills that qualify each such nominee to serve as a director of the Corporation; (v) whether each such nominee has ever been at any time a director, officer or beneficial owner of 5% or more of any class of capital stock, partnership interests or other equity interest of any person and if so a description thereof; (vi) any directorships or similar positions held by such nominee in the last five years in any person with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended; (vii) whether, in the last 10 years, each such nominee has been convicted in a criminal proceeding or has been subject to a judgment, order, finding or decree of any federal, state or other governmental, regulatory or self-regulatory entity, concerning any violation of federal, state or other law, or any administrative proceeding or proceeding in bankruptcy, in order to evaluate the ability or integrity of the nominee; (viii) the name and address of the nominator and the number of Shares held by the nominator, and a written confirmation that the nominator is and will remain a shareholder of the Corporation through the meeting; (ix) a representation that the nominator intends to appear in person or by proxy at the meeting to make such nomination; (x) full disclosure of the existence and terms of all agreements and understandings between the nominator or any other person and the nominee with respect to the nominee’s nomination, or possible election and service to the Board of Directors, or a confirmation that there are no such arrangements or understandings; (xi) the written consent of each such nominee to serve as a director if elected; and (xii) any other information reasonably requested by the Corporation.

(3)  The nomination made by a shareholder may only be made in a meeting of the shareholders of the Corporation called for the election of directors at which such shareholder is present in person or by proxy, and can only be made by a shareholder who has therefore complied with the notice provisions of Sections 6.03(1) and (2). The foregoing provisions are not intended to and shall not limit the responsibilities of any nominator or nominees, or the responsibilities of their respective affiliates (as defined in Rule 144 under the Securities Act of 1933, as amended) or associates (as defined in Rule 14a-1 under the Exchange Act) under applicable law, including, without limitation, federal and state securities laws.

(4)  The chairman of the shareholders’ meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The Board of Directors, or an appropriate committee thereof, shall evaluate any proper nomination and may, in its discretion, make a recommendation thereon to the shareholders.

6.04  Removal. Directors may be removed with or without cause upon the affirmative vote of a majority of the votes entitled to vote in the election of directors generally.

ARTICLE VII
PROVISIONS RELATING TO BUSINESS COMBINATIONS

7.01  Affiliated Transactions. The Corporation expressly elects not to be governed by Section 607.0901 of the FBCA or any successor statute.

7.02  Control-Share Acquisitions. The Corporation expressly elects that Section 607.0902 of the FBCA shall not apply to “control-share acquisitions” of shares of the Corporation before the “control-share acquisition” (as such term is defined in such Section 607.0902(2)).

ARTICLE VIII
SPECIAL PROVISIONS

In furtherance and not in limitation of the powers conferred by law, the following provisions for regulation of the Corporation, its directors and shareholders are hereby established:

8.01  Bylaws. The Board of Directors is authorized and empowered, upon the affirmative vote of a majority of the directors of the Corporation, to amend, alter, change or repeal any and all of the Corporation’s Bylaws and to adopt new Bylaws. The shareholders may also amend the Bylaws by the affirmative vote of a majority of the votes entitled to vote on such amendment.

8.02  Shareholder Action. Any action required or permitted by these Amended and Restated Articles of Incorporation or the FBCA to be taken at an annual or special meeting of shareholders may be taken at a duly called meeting of shareholders, or by written consent of the shareholders.

8.03  Shareholder Requests for Special Meetings. The Corporation shall hold a special meeting of shareholders on a proposed issue or issues at the request of shareholders only upon the receipt from the holders of 10% of all the votes entitled to be cast on the proposed issue or issues of signed, dated written demands for the meeting describing the purpose for which it is to be held.

ARTICLE IX
SHAREHOLDER PROPOSALS

9.01  Proposals. In addition to the right of the Board of Directors to submit proposals for a shareholder vote, proposals for a shareholder vote may be made in connection with any meeting of Corporation shareholders by any holder of Shares entitled to vote generally in the election of directors (a “Proponent”) if such Proponent complies with all of the provisions of this Section 9.01.

(1)  Advance notice of such proposal shall be received by the Secretary of the Corporation (i) with respect to an annual meeting, not less than 60 days nor more than 90 days prior to the anniversary of the last annual meeting of Corporation shareholders (or, if the date of the annual meeting is changed by more that 20 days from such anniversary date, within 10 days after the date that the Corporation mails or otherwise gives notice of the date of such meeting) and (ii) with respect to a special meeting, not later than the close of the tenth day following the date on which notice of the meeting was first mailed to shareholders.

(2)  Each notice under Section 9.01(1) shall set forth (i) the names and business addresses of the Proponent and all persons acting in concert with the Proponent, (ii) the name and address of the Proponent and persons identified in clause (i), as they appear on the Corporation’s books (if they so appear); (iii) the class and number of Shares entitled to be voted on the proposal that are beneficially owned by the Proponent and the persons identified in clause (i); (iv) a description of the proposal containing all material information relating thereto; and (v) such other information as the Board of Directors reasonably determines is necessary or appropriate to enable the Board of Directors and shareholders of the Corporation to consider the proposal.

(3)  The proposal made by a shareholder may only be made in a meeting of the shareholders of the Corporation at which such shareholder is present in person or by proxy, and can only be made by a shareholder who has complied with the notice provisions of Sections 9.01(1) and (2), and is subject further to compliance with all applicable laws, including, without limitation, federal and state securities laws.

(4)  The Chairman of the shareholders’ meeting may, if the facts warrant, determine and declare to the meeting that a proposal was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective proposal shall be disregarded.

ARTICLE X
AMENDMENTS

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Amended and Restated Articles of Incorporation, in the manner now or hereafter prescribed by statute or these Articles, and all rights conferred upon shareholders herein are granted subject to this reservation. These Amended and Restated Articles of Incorporation may be amended as provided by law.

Annex B

JACKSONVILLE BANCORP, INC.

AMENDED AND RESTATED BYLAWS

ARTICLE I
OFFICES

Section 1  Principal Office. The principal office of Jacksonville Bancorp, Inc. (the “Corporation”) shall be located in the city of Jacksonville, County of Duval, State of Florida. The Corporation may have such other offices, either within or without the State of Florida, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

Section 2  Registered Office. The registered office of the Corporation required by the Florida Business Corporation Act (the “FBCA”) to be maintained in the State of Florida initially will be 50 North Laura Street, Suite 3300, Jacksonville, Florida 32202, c/o RAX CO., but the address of the registered office may be changed from time to time by the Board of Directors and upon the Corporation notifying the Florida Secretary of State of such change.

ARTICLE II
SHAREHOLDERS

Section 1.  Annual Meeting. The annual meeting of the shareholders shall be held on a day set by the Board of Directors for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day.

Section 2.  Special Meetings. Special meetings of the shareholders, for any purpose or purposes unless otherwise prescribed by statute, may be called by the Chairman, the Chief Executive Officer, the President or by the Board of Directors, and shall be called by the Chief Executive Officer at the request of the holders of shares of the Corporation’s common stock (“Shares”) representing not less than 10% of all votes entitled to be cast on the proposed issue or issues. The request shall be signed and dated with written demands for the meeting describing the purpose for which the special meeting is to be held.

Section 3.  Shareholder Action by Consent. Any action required or permitted by the Amended and Restated Articles of Incorporation or the FBCA to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and Shares entitled to vote thereon were present and voted. In order to be effective, the action must be evidenced by one or more written consents describing the action taken, dated and signed by approving shareholders having the requisite number of votes of each voting group entitled to vote thereon, and delivered to the Corporation by delivery to its principal office and addressed to the Corporate Secretary.

Section 4.  Place of Meeting. The Board of Directors may designate any place, either within or without the State of Florida unless otherwise prescribed by statute, as the place where any annual meeting or any special meeting of shareholders shall be held.

Section 5.  Notice of Meeting. Written notice stating the place, day and hour of the meeting, and the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail to each shareholder of record entitled to vote at such meeting, by or at the direction of the Chairman of the Board, the President, or the Secretary, or the officer or persons calling the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail postage prepaid, addressed to the shareholder at his or her address as it appears on the stock transfer books of the Corporation. Notwithstanding the foregoing, notice may be given to shareholders sharing an address in the manner and to the extent permitted by the FBCA and applicable Federal law. Any notice to shareholders may also be given by a form of electronic transmission consented to by the shareholder in the manner and extent permitted by Florida law and applicable Federal law. Except as required by statute, if an annual or special shareholders’ meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place if announced at the meeting before an adjournment is taken.

Section 6.  Closing of Transfer Books or Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any shareholders’ meeting or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Corporation’s Board of Directors may close the Corporation’s stock transfer books for a stated period not to exceed 70 days. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 70 days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a shareholders’ meeting, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any shareholders’ meeting has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired or where the Board of Directors fixes a new record date.

Section 7.  Voting Lists. The officer or agent having charge of the stock transfer books for the Corporation’s Shares shall make, at least 10 days before each shareholders’ meeting or such shorter time as exists between the record date and the meeting, a complete list of the shareholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of and the number of Shares of each class held by each, which list shall be kept on file at the Corporation’s principal office and shall be available for inspection by any shareholder at any time during usual business hours. During such period, a shareholder or the shareholder’s agent or attorney is entitled, on written demand, to inspect the list during regular business hours and at his or her expense, provided the demand is made in good faith for a proper purpose and describes with reasonable particularity the shareholder’s purpose for such inspection. Such list shall also be produced and kept open at the time and place of the meeting and shall be available for inspection by any shareholder during the whole time of the meeting or any adjournment thereof. The original stock transfer book shall be prima facie evidence as to the shareholders entitled to examine such list or transfer books or to vote at the shareholders’ meeting.

Section 8.  Quorum. At any shareholders’ meeting, a majority of all votes entitled to be cast by the holders of the outstanding Shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than such number of the outstanding Shares are represented at a meeting, a majority of the Shares so represented or present may adjourn the meeting from time to time without further notice. Any business may be transacted at such adjourned meeting at which a quorum is present or represented, that might have been transacted at the meeting as originally called. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of shareholders resulting in less than a quorum being presented or represented.

Section 9.  Proxies. At all meetings of shareholders, a shareholder or his duly authorized attorney in fact may vote the shareholder’s shares by proxy by signing an appointment form or by electronic transmission as prescribed under the FBCA. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after 11 months from the date of its execution, except as otherwise provided in the proxy.

Section 10.  Voting. Each shareholder entitled to vote in accordance with the terms and provisions of the Corporation’s Amended and Restated Articles of Incorporation and these Bylaws shall be entitled to vote, in person or by proxy, the appropriate number of votes as authorized by the Amended and Restated Articles of Incorporation for each Share entitled to vote held by such shareholder. All elections for directors shall be decided by plurality vote; all other questions shall be decided in accordance with the laws of the State of Florida, except as otherwise provided in the Amended and Restated Articles of Incorporation and these Bylaws.

Section 10.  Order of Business. The order of business at all meetings of the shareholders may, but need not, include the following:

1.	Call of roll or other method of ascertaining the amount of Shares entitled to voting rights that is represented at the meeting in person or by proxy
2.	Proof of notice of meeting or waiver of notice
3.	Reading of minutes of preceding meeting (unless waived)
4.	Reports of officers
5.	Reports of committees
6.	Discussion
7.	Election of directors
8.	Other business
9.	Closing of polls
10.	Announcement of results of voting, if available
11.	Adjournment

Section 11.  Notice of Shareholder Proposals and Nominations. At any meeting of the shareholders, only business that has been properly brought before the meeting may be conducted. Nominations for the election of directors and the proposal of other business at an annual meeting may be made only: a) pursuant to the Corporation’s notice of meeting, b) by or at the direction of the Board of Directors, or c) by a shareholder entitled to vote who complies with this Section 11 and the Corporation’s Amended and Restated Articles of Incorporation.

ARTICLE III
BOARD OF DIRECTORS

Section 1.  General Powers. The business and affairs of the Corporation shall be managed by its Board of Directors. The directors shall in all cases act as a board, and they may adopt such rules and regulations for the conduct of their meetings and the management of the Corporation as they may deem proper, not inconsistent with these Bylaws, the Amended and Restated Articles of Incorporation or the laws of the State of Florida.

Section 2.  Number, Tenure and Qualifications. The number of directors of the Corporation shall be determined from time to time by the Board of Directors pursuant to a resolution duly adopted by the affirmative vote of a majority of total number of Directors that the Corporation would have if there were no vacancies. In no event shall the Corporation have fewer than 3 directors nor greater than 15 directors (exclusive of directors to be elected by the holders of any one or more series of Preferred Stock voting separately as a class or classes). A director of the Corporation shall at all times meet the statutory and regulatory qualifications for a director of a publicly held bank holding company and financial holding company. Each director shall hold office until his or her successor shall have been elected and qualified in accordance with the Amended and Restated Articles of Incorporation.

Section 3.  Regular Meetings. The annual organizational meeting of the Board of Directors shall be held without notice immediately after, and at the same place as, the annual shareholders’ meeting. The Board of Directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

Section 4.  Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chairman, the President or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meeting called by them.

Section 5.  Notice. Notice of any special meeting shall be given at least two days in advance by written notice delivered personally, or by facsimile, electronic mail or by United States mail to each director at his or her address in the Corporation’s records. If mailed, such notice shall be deemed to be delivered five days following the date such notice is deposited in the United States mail so addressed, with first class postage thereon prepaid. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business on the grounds that the meeting is not lawfully called or convened.

Section 6.  Quorum. At any meeting of the Board of Directors, a majority of the directors then in office shall constitute a quorum for the transaction of business, but, if less than said number is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

Section 7.  Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, except as otherwise provided in the Amended and Restated Articles of Incorporation, these Bylaws or Florida law.

Section 8.  Newly Created Directorships and Vacancies. Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the Board of Directors for any reason may be filled by the affirmative majority vote of the Board of Directors, although less than a quorum exists, or, if no directors remain, by the affirmative vote of not less than a majority of the Shares entitled to vote in the election of directors generally. A director elected to fill a vacancy caused by resignation, death or removal shall hold office for the unexpired term of his or her predecessor.

Section 9.  Removal of Directors. Directors may be removed with or without cause upon the affirmative vote of a majority of the votes entitled to vote in the election of directors generally.

Section 10.  Resignation. A director may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or the Secretary of the Corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the Board of Directors or such officer, without any need for acceptance of such resignation.

Section 11.  Compensation. The Board of Directors shall have the authority to fix the compensation of the directors. Nothing therein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees also may be compensated for their service on such committees.

Section 12.  Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless the director’s contrary vote, dissent or abstention is recorded in the minutes of the meeting, or unless the director shall file a written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall deliver such dissent to the Secretary of the Corporation after the adjournment of the meeting. A director who voted in favor of any such action shall not be entitled to claim that he has objected or dissented from such action.

Section 13.   Committees. The Board of Directors may, by resolution, designate or eliminate one or more committees, each committee to consist of three or more directors. Any such committee, to the extent provided in the resolution or resolutions of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation during intervals between meetings of the Board of Directors, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have any power or authority to declare a dividend or distribution from capital or earned surplus, issue Shares of the Corporation, amend the Amended and Restated Articles of Incorporation, adopt an agreement of merger or consolidation, recommend to the shareholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommend to the shareholders a dissolution of the Corporation or a revocation thereof, fill vacancies on the Board of Directors, or amend these Bylaws or adopt any plan of bankruptcy or reorganization. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. The Corporation shall have an Audit Committee, a Compensation Committee and such other committees as the Board of Directors may establish from time to time. Such committees may adopt written charters approved by the Board of Directors, provided the Audit Committee shall have a charter.

Section 14.  Committee Minutes and Reports. Each committee designated by the Board of Directors shall keep regular minutes of its meetings and shall report the same to the Board of Directors whenever required or requested.

Section 15.  Telephone Meetings. Members of the Board of Directors, or any committee thereof, may participate in a meeting of such Board of Directors or committee by means of a conference telephone, video conference or similar communications equipment by means of which all persons participating in the meeting can hear each other simultaneously. Participation by such means shall constitute presence in person at such meeting.

Section 16.  Action Without a Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if a written consent setting forth the action taken is signed by all members of the Board of Directors or committee, as the case may be, and such written consent or consents are filed with the minutes of the proceedings of the Board of Directors or of such committee. Such consents shall have the same effect as a unanimous vote of the Board of Directors or committee, as the case may be.

Section 17.  Conduct of Meeting. The Chairman or the Chief Executive Officer shall preside at all meetings of the Board of Directors; provided, however, that in the absence or at the request of the Chairman of the Board, or if there shall not be a person holding such offices, the person selected to preside at a meeting of directors by a vote of a majority of the continuing Board of Directors present shall preside at such meeting. The Secretary or, in the absence or at the request of the Secretary, any person designated by the person presiding at a meeting of the Board of Directors shall act as secretary of such meeting.

ARTICLE IV
OFFICERS

Section 1.  Number. The officers of the Corporation shall be a President, one or more Vice-Presidents and a Corporate Secretary, each of whom shall be elected by the Board of Directors. The Board of Directors may also elect or appoint a Chairman of the Board and such other officers and assistant officers as may be deemed necessary or appropriate, including, but not limited to, a Chief Executive Officer, Chief Financial Officer, Chief Lending Officer and Chief Information Officer. Any two or more offices may be held by the same person.

Section 2.  Election and Term of Office. The officers of the Corporation to be elected by the Board of Directors shall be elected annually at the first meeting of the directors held after each annual meeting of the shareholders, or at such times as the Board of Directors shall determine. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified, or until his or her death, or until he or she shall resign or shall have been removed in the manner hereinafter provided.

Section 3.  Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the Corporation’s best interests would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. In addition, an officer of the Corporation shall cease to be an officer upon ceasing to be an employee of the Corporation or any of its subsidiaries.

Section 4.  Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

Section 5.  Chairman of the Board. The Chairman of the Board, if one is elected and serving, shall preside at all meetings of the shareholders and of the Board of Directors. The Chairman shall have authority to execute bonds, mortgages, and other contracts requiring a seal, under the seal of the Corporation. The Chairman shall have power to endorse, when sold, assigned, transferred or otherwise disposed of by the Corporation, all certificates or shares of stock, bonds, or other securities issued by other corporations, associations, trusts, whether public or private, or by any government agency thereof, and owned or held by the Corporation, and to make, execute and deliver all instruments or assignments of transfer of any of such stocks, bonds or other securities. The Chairman may, with the approval of the Board of Directors, or shall, at the Board’s direction, delegate any or all of such duties to the Chief Executive Officer or the President.

Section 6.  Chief Executive Officer. The Chief Executive Officer shall be the most senior officer of the Corporation, and shall be responsible for all of the operations of the Corporation, and shall report to the Board of Directors.

The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall, under the direction of the Board of Directors, have general supervision and direction of the other officers, employees and agents of the Corporation and shall see that their duties, as assigned by the Board of Directors, are properly performed. The Chief Executive Officer shall designate and assign the duties of the officers under his or her supervision, with the approval of the Board of Directors or at their direction.

The Chief Executive Officer shall have authority to execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation; he or she shall have power to endorse, when sold, assigned, transferred or otherwise disposed of by the Corporation, all certificates for shares, bonds, or other securities or evidences of indebtedness issued by other corporations, associations, trusts, whether public or private, or by any government or agency thereof, and owned or held by the Corporation and to make, execute and deliver all instruments or assignments or transfers of any such stocks, bonds, or other securities. In the absence of the Chairman of the Board, or in the event a Chairman is not elected, the Chief Executive Officer shall have authority to do any and all things delegated to the Chairman of the Board by the Board of Directors or by any committee of the Board of Directors having authority.

The Chief Executive Officer shall have general authority over the Corporation’s business, and if the office of Chairman of the Board is vacant, shall have and exercise the duties and have the powers of the Chairman of the Board, and shall have such other powers and perform such other duties as the Board of Directors may from time to time prescribe.

Section 7.  President. The President shall, in the absence or disability of the Chairman and Chief Executive Officer, perform the duties and exercise the powers of said officers, and shall perform such other duties and exercise such other powers as the Board of Directors or the Chief Executive Officer may prescribe or delegate.

The President shall see that all orders and resolutions of the Board of Directors and the Chief Executive Officer are carried into effect. The President shall, under the direction of the Board of Directors and the Chief Executive Officer, have general supervision and direction of the other officers, employees and agents of the Corporation reporting to the President and shall see that their duties, as assigned by the Board of Directors or the Chief Executive Officer, are properly performed. The President shall designate and assign the duties of the officers under his or her supervision, with the approval of the Board of Directors or at their direction.

The President shall have authority to execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation; he or she shall have power to endorse, when sold, assigned, transferred or otherwise disposed of by the Corporation, all certificates for shares, bonds, or other securities or evidences of indebtedness issued by other corporations, associations, trusts, whether public or private, or by any government or agency thereof, and owned or held by the Corporation and to make, execute and deliver all instruments or assignments or transfers of any such stocks, bonds, or other securities. In the absence of the

Chairman of the Board, or in the event a Chairman is not elected, the President shall have authority to do any and all things delegated to the Chairman of the Board by the Board of Directors or by any committee of the Board of Directors having authority.

Section 8.  Chief Financial Officer. Unless otherwise determined by the Board of Directors, the Chief Financial Officer shall (i) keep accurate financial records for the corporation, (ii) provide to the Chief Executive Officer and the Board of Directors, whenever requested, an account of all transactions undertaken as the Chief Financial Officer and of the financial condition of the Corporation, and (iii) perform such other duties and exercise such other powers as the Board of Directors or the Chief Executive Officer may prescribe.

Section 9.  Vice Presidents. The Vice Presidents (in order of the Senior Vice Presidents, Executive Vice Presidents, Vice Presidents, Assistant Vice Presidents, each class in order of the seniority of its respective members or as designated by resolution of the Board of Directors) shall, in the absence or disability of the Chairman of the Board, the Chief Executive Officer and President, perform the duties and exercise the powers of said officers, and shall perform such other duties and exercise such other powers as the Board of Directors, the Chief Executive Officer or the President may prescribe. One or more Vice Presidents may be designated by the Board of Directors as “Senior Vice President,” “Executive Vice President,” and “Vice Presidents.”

Section 10.  Corporate Secretary. The Corporate Secretary, if present, shall act as secretary at all meetings of the Board of Directors and of the shareholders and keep the minutes thereof in a book or books to be provided for that purpose; shall see that all notices required to be given by the Corporation are duly given and served; shall be custodian of the seal of the Corporation; shall have charge of the stock records of the Corporation; shall see that all reports, statements and other documents required by law are properly kept and filed; may sign, with any other proper officer of the Corporation thereunto authorized, certificates for shares, securities or evidences of indebtedness of the Corporation; and, in general, shall perform all the duties incident to the office of the Corporate Secretary and such other duties as from time to time may be assigned by the Chairman of the Board or the Board of Directors.

Section 11.  Treasurer. The Treasurer, if any, shall have charge and custody of and be responsible for the funds and securities of the Corporation; shall receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories and shall perform all of the duties incident to the officer of Treasurer and such other duties as from time to time may be assigned by the President or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of the duties of the office of Treasurer in such sum and with such surety or sureties as the Board of Directors shall determine.

Section 12.  Compensation. The salaries of the Corporation’s officers shall be fixed from time to time by or under the authority of the Board of Directors, after taking account of any recommendation of the Corporation’s Compensation Committee. The Board of Directors may, from time to time, delegate to any principal officer or the Compensation Committee the power to fix the salaries of other officers, agents, factors and employees. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the Corporation or a member of any committee contemplated by these Bylaws.

ARTICLE V
CONTRACTS, LOANS, CHECKS AND DEPOSITS

Section 1.  Contracts. The Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

Section 2.  Loans. Except for loans incurred in the ordinary course of business and that mature in less than 12 months, no loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

Section 3.  Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money, notes or other evidences or indebtedness issued in the name of the Corporation shall be signed by such officer or officers, or agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

Section 4.  Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

ARTICLE VI
CERTIFICATED OR UNCERTIFICATED SHARES AND THEIR TRANSFER

Section 1.  Certificates or Uncertificated Shares.

(a)  Shares of the Corporation may be evidenced by certificates for shares of stock (in such form as the Board of Directors may from time to time prescribe) or may be issued in uncertificated form. The issuance of shares in uncertificated form shall not affect shares already represented by a certificate until the certificate is surrendered to the Corporation. Except as expressly provided by law, there shall be no differences in the rights and obligations of stockholders based on whether or not their shares are represented by certificates. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on the certificates pursuant to Florida law.

(b)  If certificates are issued to represent Shares of the Corporation, such certificates shall be signed by the Chairman of the Board, or the Chief Executive Officer, and by the President or the Secretary, or by such other officers authorized by law and by the Board of Directors. All certificates for Shares shall be in the form approved by the Board and shall be consecutively numbered or otherwise identified, and shall state (i) the name of the Corporation, (ii) that the Corporation is incorporated in the State of Florida, (iii) the name of the person to whom the Shares are issued, (iv) the number and class of Shares and the designation of the series, if any, the certificate represents and (v) the CUSIP number (if applicable) for such Shares. The name and address of the shareholders, the number of Shares and date of issue shall be entered on the stock transfer books of the Corporation or its stock. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of Shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new certificate may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

Section 2.  Transfers of Shares. Transfer of Shares of the Corporation shall be made only (a) on the stock transfer books of the Corporation by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and (b) on surrender for cancellation of the certificate for such Shares, provided a certificate was issued. The person in whose name Shares are listed on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes, except as otherwise provided by the Corporation’s Amended and Restated Articles of Incorporation.

Section 3.  Appointment of Transfer Agent and Registrar. The Corporation may, from time to time, appoint one or more transfer agents and registrars, which shall maintain the Corporation’s stock transfer books.

Section 4.  Restriction on Transfer of Shares and Other Securities. A written restriction on the transfer or registration of transfer of Shares or other securities of the Corporation, if permitted by FBCA Section 607.0627 (or any successor provision) and noted conspicuously on the certificate representing such Shares or other securities or contained in an information statement required by FBCA Section 607.0626(2) (or any successor provision), may be enforced against the holder of the restricted Shares or other securities or any successor or transferee of the holder, including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder. Stop transfer notices may be placed in the Corporation’s stock transfer books with respect to restricted Shares or other securities.

Section 5.  Lost Certificates. The Chairman of the Board, the President, the Chief Financial Officer or such other officers, employees or agents as the Board of Directors or such designated officers may direct, may authorize the issuance of a new certificate in place of a certificate claimed to have been lost, destroyed or mutilated, upon receipt of an affidavit of such fact from the person claiming the loss or destruction and any other documentation satisfactory to the Board of Directors or such officer. At the discretion of the party reviewing the claim, any such claimant may be required to give the Corporation a bond in such sum as it may direct to indemnify against the loss from any claim with respect to the certificate claimed to have been lost or destroyed.

Section 6.  Holder of Record. Except as otherwise required by law, the Corporation may treat the person in whose name the shares stand of record on its books as the absolute owner of the shares and the person exclusively entitled to receive notices to shareholders distributions in respect of shares to exercise voting rights and to otherwise exercise the rights, powers and privileges of ownership of such shares.

ARTICLE VII
FISCAL YEAR

The fiscal year of the Corporation shall be the calendar year, unless otherwise determined by the Board of Directors.

ARTICLE VIII
DIVIDENDS

The Board of Directors, from time to time, may declare, and the Corporation may pay, dividends on its outstanding Shares in the manner and upon the terms and conditions provided by law and the Amended and Restated Articles of Incorporation.

ARTICLE IX
SEAL

The seal of the Company shall be two concentric circles between which shall be the name of the Company. The year of incorporation and the name of this state shall, and an emblem may, appear in the center.

ARTICLE X
WAIVER OF NOTICE

Unless otherwise provided by law, whenever any notice is required to be given to any shareholder or director of the Corporation under the provisions of these Bylaws or under the provisions of the Amended and Restated Articles of Incorporation, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE XI
AMENDMENTS

These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by a majority of the Directors at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors when the proposed amendment has been set out in the notice of such special meeting. The shareholders may also amend the Bylaws by the affirmative vote of a majority of the Shares entitled to vote.

ARTICLE XII
INDEMNIFICATION

Section 1.  Indemnification in Proceedings Other Than Those By or In the Right of the Corporation. The Corporation shall indemnify any director of the Corporation or any officer elected by the Board of Directors (and may indemnify any other officer or any employee or agent of the Corporation) who was or is a party to any proceeding (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, against liability incurred in connection with such proceeding, including any appeal thereof, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the Corporation’s best interests, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner that such person reasonably believed to be in, or not opposed to, the best interests of the Corporation, or, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

Section 2.  Indemnification in Proceedings By or In the Right of the Corporation. The Corporation shall indemnify any director of the Corporation or any officer elected by the Board of Directors (and may indemnify any other officer or any employee or agent of the Corporation) who was or is a party to any proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, against expenses and amounts paid in settlement not exceeding, in the judgment of the Board of Directors, the estimated expense of investigating, litigating or otherwise bringing the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable unless and only to the extent that the court in which such proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses that such court shall deem proper.

Section 3.  Mandatory Indemnification of Expenses in Successful Defenses. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any proceeding referred to in Section 1 or Section 2 of this Article XII, or in defense of any claim, issue, or matter therein, such person shall be indemnified against expenses actually and reasonably incurred by him or her in connection therewith.

Section 4.  Determination of Propriety of Indemnification. Any indemnification under Section 1 or Section 2 of this Article XII, unless pursuant to a determination by a court, shall be made by the Corporation only upon a determination in the specific case that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article XII, as the case may be, and if indemnification is determined to be proper, then, in the case of proposed indemnification of any person other than a director of the Corporation or a board-elected officer, only as authorized in the specific case. Such determination or authorization shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, by majority vote of a committee duly designated by the Board of Directors (in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to the proceeding, (iii) by a written opinion of independent legal counsel selected by the Board of Directors as described in (i) above or by the committee as described in (ii) above, or, if a quorum of the directors cannot be obtained for (i) and the committee cannot be designated under (ii), selected by majority vote of the full Board of Directors (in which directors who are parties may participate), or (iv) by the shareholders by a majority vote of a quorum consisting of shareholders who were not parties to such proceeding or, if no such quorum is obtainable, by a majority vote of shareholders who were not parties to such proceeding.

Section 5.  Authorization for Indemnification. Evaluation of the reasonableness of expenses and authorization of indemnification shall be made in the same manner as the determination that indemnification is permissible, as set forth in Section 4 of this Article XII, except that, if the determination of permissibility of indemnification is made by independent legal counsel, the person who selected such independent legal counsel in accordance with Section 4(iii) of this Article XII shall evaluate the reasonableness of expenses and may authorize indemnification.

Section 6.  Advancement of Expenses. Expenses incurred by a director of the Corporation or any officer elected by the Board of Directors in defending a civil or criminal proceeding shall be paid by the Corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article XII. Such expenses incurred by other officers, employees or agents of the Corporation may, at the discretion of the Board of Directors, be paid in advance upon such terms or conditions, including receipt of the undertaking to repay as described above, as the Board of Directors deems appropriate.

Section 7.  Non-Exclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article XII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled, and the Corporation may make any other or further indemnification or advancement of expenses of any of its directors, officers, employees or agents, under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action by such a director, officer, employee or agent in such person’s official capacity and as to action in another capacity while holding such office or position; provided, however, that indemnification shall not be made to or on behalf of, and any advancement of expenses shall be repaid by, any director, officer, employee or agent for expenses, penalties or other payments incurred in an administrative proceeding or action instituted by an appropriate regulatory agency, if the proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by an individual or individuals in the form of payments to the Corporation; and provided further that indemnification or advancement of expenses shall not be made to or on behalf of any director, officer, employee or agent if a judgment or other final adjudication establishes that such person’s actions, or omissions to act, were material to the cause of action so adjudicated and constitute:

(a)  a violation of the criminal law, unless the director, officer, employee or agent had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful;

(b)  a transaction from which the director, officer, employee or agent derived an improper personal benefit;

(c)  in the case of a director, a circumstance under which the liability provisions of FBCA Section 607.0834 (or any successor provision) are applicable; or

(d)  willful misconduct or a conscious disregard for the best interests of the Corporation in a proceeding by or in the right of the Corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder.

Section 8.  Insurance. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under this Article XII.

Section 9.  Exculpation for Monetary Damages. A director shall not be held personally liable to the Corporation, its shareholders or any other persons for monetary damages for breach of his or her fiduciary duty as a director, including any statement, vote, decision or failure to act, regarding corporate management or policy to the fullest extent permitted now or hereafter by FBCA Section 607.0831 (or any successor provision).

Any repeal or modification of this Section 9 by the shareholders of the Corporation shall not adversely affect any right of protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification. If the FBCA hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended FBCA.

Section 10.  Meaning of Certain Terms for Purposes of Article XII. For purposes of this Article XII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or who is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership joint venture, trust or other enterprise shall stand in the same position under this Article XII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article XII, references to “other enterprises” shall include employee benefit plans; references to “expenses” shall include reasonable attorney’s fees and charges, including those for appeal; references to “liability” shall include obligations to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to any employee benefit plan), and expenses actually and reasonably incurred with respect to a proceeding; references to “proceeding” shall include any threatened, pending or completed action, suit, or other type of proceeding, whether civil, criminal, administrative or investigative and whether formal or informal; references to “agent” shall include a volunteer; references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation that imposes duties on, or involves services by, such director, officer, employee, or agent, including duties relating to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article XII.

Section 11.  Survival of Indemnification, Exculpation for Monetary Damages and Advancement of Expenses. The indemnification, exculpation for monetary damages and advancement of expenses provided by, or granted pursuant to, this Article XII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators, and personal and legal representatives of such a person.

Section 12.  Limitations. Indemnification under this Article XII shall not be available if such indemnification would be prohibited by the FBCA or applicable federal banking or securities laws.

Section 13.  Severability. In the event that any of the provisions of this Article XII (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the fullest extent permitted by law.

ARTICLE XIII
DEFINITIONS

Terms defined in the Amended and Restated Articles of Incorporation have the same meanings when used in these Bylaws.

This Amended and Restated Bylaws has been adopted by the Board of Directors as the Bylaws of the Company on this  day of , 2010, and shall be effective as of said date.

By: Name: Title:

AMENDMENT NO. 2
TO STOCK PURCHASE AGREEMENT

This Amendment No. 2 to the Stock Purchase Agreement, dated as of May 10, 2010 and amended September 20, 2010, by and between JACKSONVILLE BANCORP, INC., a Florida corporation (the “Company”), and CAPGEN CAPITAL GROUP IV LP, a Delaware limited partnership (“CapGen”), and each of the respective other investors set forth on the signature pages thereto (the “Agreement”), is dated as of October 12, 2010 (this “Amendment”).

The parties desire to amend certain terms of the Agreement to reflect a change to the information rights of the investors regarding the Company set forth in the Agreement.

The parties therefore amend the Agreement as follows:

1.  Amendment to Section 6.09. Section 6.09(a) of the Agreement is hereby amended by adding the following at the end of such subsection:

, and shall not use or disclose any material nonpublic information regarding the Company to trade in Company securities or any derivatives thereof. Notwithstanding the foregoing, nothing herein shall require the Company or the Subsidiaries to (1) honor a request from such Investor to visit and inspect any of the offices and properties of the Company and the Subsidiaries and inspect and copy the books and records of the Company and the Subsidiaries more frequently than once per quarter, or (2) make appropriate officers and directors of the Company and the Subsidiaries available to such Investor for consultation with the Investor or its designated representative with respect to matters relating to the business and affairs of the Company and the Subsidiaries more frequently than once per quarter.

2.  CapGen Expenses. Pursuant to Section 9.09 of the Agreement, the Company shall reimburse CapGen for all its expenses (including legal fees and charges) it has incurred in connection with this Amendment.

3.  Miscellaneous. This Amendment is governed by the laws of the State of New York without giving effect to its conflicts of law principles and may be executed in multiple counterparts, each of which constitutes an original, all of which, collectively, constitutes one and the same Amendment. This Amendment shall become effective only upon its execution and delivery by each of the parties hereto. CapGen’s execution hereof shall serve as CapGen’s prior written consent to the matters set forth herein for purposes of Section 6.11 of the Agreement. Except as expressly modified herein, all terms of the Agreement are hereby ratified and affirmed by each of the parties hereto and such Agreement remains in full force and effect unmodified hereby.

[signature page follows]

C-1-1

The parties are signing this Amendment No. 2 to Stock Purchase Agreement as of October 12, 2010.

JACKSONVILLE BANCORP, INC.
By: /s/ Gilbert J. Pomar, III Name: Gilbert J. Pomar, III Title: President

INVESTOR
By: Name: Title:

C-1-2

AMENDMENT NO. 1
TO STOCK PURCHASE AGREEMENT

This Amendment No. 1 to the Stock Purchase Agreement, dated as of May 10, 2010, by and between JACKSONVILLE BANCORP, INC., a Florida corporation (the “Company”), and CAPGEN CAPITAL GROUP IV LP, a Delaware limited partnership (“CapGen”), and each of the respective other investors set forth on the signature pages thereto (the “Agreement”), is dated as of September 20, 2010 (this “Amendment”).

The parties desire to amend certain terms of the Agreement to reflect a change to the amount and purchase price per share of the securities subject to the Agreement.

The parties therefore amend the Agreement as follows:

1.  Defined Terms. Capitalized terms used but not defined in this Amendment are as defined in the Agreement.

2.  Amendments to the Introduction. The introduction to the Agreement is hereby amended by changing “1,960,144 shares of common stock” to “2,684,144 shares of common stock”, by changing “purchase price of $10.00 per share” to “purchase price of $9.00 per share”, by changing “$10 million” to “$10,842,705” and by changing “purchase price per share of $10.00” to “purchase price per share of $9.00”.

3.  Amendment to Section 1.03. Section 1.03 of the Agreement is hereby amended by changing “$10.00 per Purchased Share” to “$9.00 per Purchased Share”.

4.  Amendments to Section 4.09. Section 4.09 of the Agreement is hereby amended by changing “$30 million” to “$35 million” and by changing “purchase price per share of $10.00” to “purchase price per share of $9.00”.

5.  Amendment to Section 6.09. Section 6.09 of the Agreement is hereby amended and restated to read as follows:

“6.09  Information, Access and Confidentiality.

“(a)  From the date hereof until the date following the Closing Date on which the Investor Percentage Interest of an Investor (other than CapGen) is less than 5%, the Company and the Subsidiaries will permit such Investor, whether or not such Investor qualifies, or is intended to qualify, as a “venture capital operating company” (a “VCOC”) as defined in the regulations (the “Plan Asset Regulations”) issued by the Department of Labor at 29 C.F.R. Section 2510.3 101, as the same may be amended from time to time (each such Person a “VCOC Rights Inspector”), to have customary and appropriate VCOC rights, including consultations rights, inspection and access rights, and rights to receive materials for all meetings of the Board of Directors, and the right to audited and unaudited financial statements, annual budget and other financial and operations information, including advance notification of and consultation with respect to significant corporate actions) relating to inspection, information and consultation with respect to the Company or the Bank. Any consultation or inspection permitted pursuant to this Section 6.09 shall be conducted during normal business hours and in such a manner as not to interfere unreasonably with the conduct of the business of the Company or the Subsidiaries, and nothing herein shall require the Company or the Subsidiaries to disclose any information to the extent (1) prohibited by Applicable Laws or (2) that the Company or the Subsidiaries reasonably believe such information to be competitively sensitive proprietary information (except to the extent the Investor provides assurances reasonably acceptable to the Company or such Subsidiary, as applicable, that such information shall not be used by the Investor or its affiliates to compete with the Company or such Subsidiary, as applicable). Such Investor also shall hold and use any information that it receives pursuant to this Section solely for purposes of managing its investment in the Company.

C-2-1

“(b)  From the date of this Agreement until the date when CapGen’s Investor Percentage Interest is less than 5%, the Company shall, and will cause each of the Subsidiaries to, give CapGen and its representatives (including, without limitation, officers and employees of CapGen, and counsel, accountants, investment bankers, potential lenders and other professionals retained by CapGen) full access during normal business hours to all of their properties, books and records (including, without limitation, tax returns and appropriate work papers of independent auditors under normal professional courtesy, but excluding those books and records that under Applicable Laws, or under confidentiality agreements, are required to be kept confidential) and to knowledgeable personnel of the Company and to such other information as CapGen may reasonably request.”

“(c)  Each Investor shall, and shall cause its representatives to, hold all material nonpublic information received as a result of its access to the properties, books and records of the Company or the Subsidiaries in confidence, except to the extent that information (i) is or becomes available to the public (other than through a breach of this Agreement), (ii) becomes available to the Investor or its representatives from a third party that, insofar as the Investor is aware, is not under an obligation to the Company or to a Subsidiary to keep the information confidential, (iii) was known to the Investor or its representatives before it was made available to the Investor or its representative by the Company or a Subsidiary, or (iv) otherwise is independently developed by the Investor or its representatives. Each Investor shall, at the Company’s request made at any time after the termination of this Agreement without the Closing having occurred, deliver to the Company all documents and other material nonpublic information obtained by the Investor or its representatives from the Company or its Subsidiaries, or certify that such material has been destroyed by the Investor. The Investor acknowledges that it is aware of, and will comply with, applicable restrictions on the use of material nonpublic information with respect to the Company and its Subsidiaries imposed by the United States federal securities laws. Any examination or investigation made by the Investor, its representatives or any other persons as contemplated by this Section 6.09 shall not affect any of the representations and warranties hereunder.”

6.  Amendments to Section 7.06(a). The first sentence of Section 7.06(a) of the Agreement is hereby amended by (a) adding the phrase “, to the extent allowed under Applicable Law,” immediately after the phrase “In addition to the indemnity provided in the Registration Rights Agreement,” and (b) adding the word “material” before the phrase “breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement”. The last sentence of Section 7.06(a) of the Agreement is hereby amended by adding the word “material” before the phrase “breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement”.

7.  Amendments to Subscription Amounts. The subscription amounts and numbers of Purchased Shares for which each Investor is obligated to purchase, as set forth by each Investor’s signature to the Agreement, are each hereby amended to be those subscription amounts and numbers of Purchased Shares set forth by each Investor’s signature to this Amendment.

8.  CapGen Expenses. Pursuant to Section 9.09 of the Agreement, the Company shall reimburse CapGen for all its expenses (including legal fees and charges) it has incurred in connection with this Amendment.

9.  Amendment to Merger Agreement. This Amendment is subject to, and shall become effective upon, (i) the execution and delivery of counterparts to this Amendment being executed and delivered by each party hereto and (ii) the approval of the Boards of Directors and the execution and delivery by the respective officers of each of the Company and ABI of the First Amendment dated as of the date hereof to the Merger Agreement, in the form attached hereto as Exhibit 1.

10.  Miscellaneous. This Amendment is governed by the laws of the State of New York without giving effect to its conflicts of law principles and may be executed in multiple counterparts, each of which constitutes an original, all of which, collectively, constitutes one and the same Amendment. This Amendment shall become effective only upon its execution and delivery by each of the parties hereto. CapGen’s execution hereof shall serve as CapGen’s prior written consent to the matters set forth herein for purposes of

C-2-2

Section 6.11 of the Agreement. Except as expressly modified herein, all terms of the Agreement are hereby ratified and affirmed by each of the parties hereto and such Agreement remains in full force and effect unmodified hereby.

[signature page follows]

C-2-3

The parties are signing this Amendment No. 1 to Stock Purchase Agreement as of September 20, 2010.

JACKSONVILLE BANCORP, INC.
By: /s/ Gilbert J. Pomar, III Name: Gilbert J. Pomar, III Title: President

Aggregate Subscription Amount
Aggregate Number of Purchased Shares:	INVESTOR:

[ Signature Page to Amendment No. 1 to Stock Purchase Agreement ]

C-2-4

STOCK PURCHASE AGREEMENT

BY AND AMONG

JACKSONVILLE BANCORP, INC.,

CAPGEN CAPITAL GROUP IV LP

AND EACH OF THE OTHER

INVESTORS NAMED HEREIN

DATED AS OF

MAY 10, 2010

C-3-i

C-3-ii

C-3-iii

SCHEDULES

Disclosure Schedule
SCHEDULE I Subsidiaries
SCHEDULE II Form of Amended and Restated Articles of Incorporation and Bylaws
SCHEDULE III Form of Registration Rights Agreement

C-3-iv

INDEX TO DEFINED TERMS

2008 MOU	C-3-6
2009 Audited Statements	C-3-18
ABI	C-3-1
Accredited Investor	C-3-32
affiliate	C-3-32
Agreement	C-3-1
Applicable Law	C-3-32
Bank	C-3-1
Bank Merger	C-3-1
Bank Merger Agreement	C-3-1
beneficial ownership	C-3-33
Benefit Plan	C-3-10
BHCA	C-3-2
Board	C-3-33
BOLI	C-3-6
Business Day	C-3-33
CapGen	C-3-1
Closing	C-3-1
Closing Date	C-3-1
Code	C-3-6
Commitments	C-3-20
Common Stock	C-3-1
Company	C-3-1
Company Board Recommendation	C-3-3
Company Reports	C-3-4
Covered Securities	C-3-28
D&O Insurance	C-3-12
Designated Securities	C-3-29
Disclosure Schedule	C-3-4
Enforcement Actions	C-3-6
Environmental Law	C-3-11
ERISA	C-3-10
ERISA Affiliate	C-3-11
Exchange Act	C-3-33
FBCA	C-3-3
FDI Act	C-3-27
FDIC	C-3-6
Federal Reserve	C-3-6

C-3-v

Federal Reserve Resolutions	C-3-6
Florida Division	C-3-6
GAAP	C-3-33
Governmental Authority	C-3-3
Group	C-3-7
Hazardous Substance	C-3-12
Indemnified Person	C-3-30
Insider Shareholder Votes	C-3-14
Investment	C-3-1
Investor Call	C-3-1
Investor Party	C-3-30
Investor Percentage Interest	C-3-28
Investors	C-3-1
Leases	C-3-13
Legend Removal Date	C-3-24
Liens	C-3-1
Material Adverse Effect	C-3-33
Merger	C-3-1
Merger Agreement	C-3-1
Merger Closings	C-3-1
Merger Effective Time	C-3-1
Mergers	C-3-1
Money Laundering Laws	C-3-6
Nasdaq Stock Market	C-3-3
Oceanside Bank	C-3-1
OFAC	C-3-7
Offer Period	C-3-29
Offering Materials	C-3-16
Original Date	C-3-21
Other Filings	C-3-21
Permits	C-3-6
person	C-3-33
Press Release	C-3-28
Private Placement	C-3-1
Private Placement Documents	C-3-16
Proposals	C-3-21
Proxy Statement	C-3-21
Puchased Shares	C-3-1
Purchase Price	C-3-2
Qualified Offering	C-3-28

C-3-vi

Qualified Offering Notice	C-3-29
Registration Statement	C-3-21
Regulatory Authority	C-3-6
Regulatory Reports	C-3-6
Related Interest	C-3-33
Requisite Shareholder Vote	C-3-4
Resale Registration Statement	C-3-24
Returns	C-3-8
Rule 144A offering	C-3-29
SEC	C-3-33
Securities Act	C-3-33
Shareholder Approvals	C-3-21
Shareholders’ Meeting	C-3-21
Subsidiary	C-3-33
Takeover Laws	C-3-3
Taxes	C-3-7
Termination Date	C-3-31
Termination Fee	C-3-32
Transaction	C-3-1

C-3-vii

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement, dated as of May 10, 2010 (this “Agreement”), is by and among JACKSONVILLE BANCORP, INC., a Florida corporation (the “Company”), and CAPGEN CAPITAL GROUP IV LP, a Delaware limited partnership (“CapGen”), and each of the respective other investors set forth on the signature pages to this Agreement (collectively, with CapGen, the “Investors”).

The Company seeks to issue and sell to CapGen, and CapGen seeks to purchase (the “Investment”), 1,960,144 shares of common stock, par value $.01 per share, of the Company (the “Common Stock”), at a purchase price of $10.00 per share on the terms and subject to the conditions set forth in this Agreement. The Company is also selling Common Stock in the aggregate amount of $10 million to other Accredited Investors, in each case, at a purchase price per share of $10.00 (collectively, with the Investment, the “Private Placement”). The shares of Common Stock to be sold on the Private Placement are collectively referred to herein as the “Purchased Shares.” The number of Purchased Shares to be purchased by each Investor hereunder is set forth on such Investor’s signature page. Each of CapGen and the other Investors are acting separately.

The Company has agreed to acquire Atlantic BancGroup, Inc., a Florida corporation (“ABI”), through a merger (the “Merger”) pursuant to the terms and conditions of an Agreement and Plan of Merger, dated as of May 10, 2010, by and between the Company and ABI (the “Merger Agreement”).

The Merger Agreement includes an Agreement and Plan of Merger (the “Bank Merger Agreement”) pursuant to which ABI’s subsidiary, Oceanside Bank (“Oceanside Bank”), will be merged with the Company’s subsidiary, The Jacksonville Bank, Jacksonville, Florida, a Florida state-chartered commercial bank (the “Bank”). Herein, the merger of Oceanside Bank and the Bank is called the “Bank Merger”, and the Merger and the Bank Merger are collectively called the “ Mergers”. The Company will issue, pursuant to the Merger Agreement, shares of Common Stock in exchange for all the outstanding common stock of ABI, except shares held by dissenting shareholders, if any.

The obligations of the Investor to consummate the transactions contemplated by this Agreement are specifically conditioned upon the completion of both Mergers prior to the Investment by Investor. The closings of the Mergers (the “Merger Closings”) and the closing of the Investment will occur on the same day.

In consideration of the premises, and other good and valuable consideration, the receipt of which is acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE 1
PURCHASE AND SALE OF THE PURCHASED SHARES

Section 1.01  Issuance, Sale and Delivery of the Purchased Shares. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue, sell and deliver to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, the Purchased Shares set forth on such Investor’s signature page, free and clear of all liens, pledges, security interests, charges and other encumbrances, including any restrictions on voting such Purchased Shares (“Liens”), other than those placed thereon by or on behalf of an Investor with respect solely to such Investor’s Purchased Shares (such issuance, sale and purchase of the Purchased Shares, along with the other commitments by each party to the other set forth in this Agreement, the “Transaction”).

Section 1.02  Closing. The parties shall consummate the Transaction at a mutually agreeable location upon satisfaction (or waiver, other than a waiver of any condition set forth in Section 4.06) of all conditions to Closing; provided that such consummation may not occur prior to the end of the 20-day period commencing following the issuance of a notice by CapGen to its investors to call funds required to purchase the Purchased Shares that CapGen is acquiring (the “Investor Call”). The Company and the Investors will cooperate with a view to the Company closing both Mergers (the effective dates and times of the Mergers are each called a “Merger Effective Time”) not sooner than set forth in the preceding sentence and at the end of a calendar month, with the closing (the “Closing”) of the purchase of the Purchased Shares by the Investor occurring following the Merger Effective Times for both Mergers but on the same day (the “Closing Date”). At the Closing, subject to the terms and conditions hereof, the Company shall issue and deliver to each Investor the Purchased Shares set forth on such Investor’s signature page in accordance with Section 1.01 in

C-3-1

certificate form or in uncertificated book-entry form pursuant to instructions of such Investor provided to the Company at least three Business Days in advance of the Closing Date.

Section 1.03  Payment of Purchase Price. As payment in full for the Purchased Shares, on the Closing Date, upon receipt of the Purchased Shares, each Investor shall deliver to the Company an aggregate amount equal to $10.00 per Purchased Share to be acquired by each Investor hereunder (such aggregate amount, the “Purchase Price”). Payment of the Purchase Price shall be made in immediately available funds by wire transfer to a bank account that is designated by the Company at least three Business Days in advance of the Closing Date.

Section 1.04  Anti-Dilution. If, between the date of this Agreement and the Closing Date, the outstanding shares of Common Stock are changed or exchanged for a different number of kind of shares or securities as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other substantially similar transaction, the parties shall make an appropriate and proportionate adjustment to the number of Purchased Shares or the Purchase Price.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to each Investor, as of the date hereof and as of the Closing Date (except to the extent such representations and warranties are limited expressly to an earlier specific date, in which case such representations and warranties were accurate on and as of such specified date) as follows and understands that each Investor is relying on these representations and warranties:

Section 2.01  Organization and Standing.

(a)  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHCA”). The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

(b)  Schedule I sets forth all Subsidiaries of the Company. The Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. The Company’s principal Subsidiary and sole banking Subsidiary is the Bank. Each Subsidiary is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation. Each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect. The Bank’s deposits are insured up to applicable limits by the FDIC, and all FDIC insurance premiums and assessments required to be paid have been paid when due.

Section 2.02  Corporate Power. The Company and each Subsidiary has all requisite power and authority (corporate and other) to carry on its business as it is now being conducted to own, lease or operate all its properties and assets, and to complete the Mergers and to conduct the business and own lease and operate all properties and assets of ABI, Oceanside Bank and their subsidiaries immediately after the Mergers. The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the Transaction. Each of the Company and the Bank has all requisite corporate power and authority and has taken all corporate action, subject to shareholder approval, necessary in order to execute, deliver and perform its obligations under the Merger Agreements and this Agreement and to consummate the Mergers and the Private Placement (including the Transaction).

C-3-2

Section 2.03  Corporate Authority.

(a)  This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by the Investor, this Agreement is a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or to general equity principles. The Merger Agreement and the Bank Merger Agreement have been duly authorized by all necessary corporate action of the Company and the Bank. The Merger Agreement and the Bank Merger Agreement have been duly executed and delivered by the Company and the Bank and the other parties thereto, and are valid and legally binding agreements, enforceable by the Company and the Bank in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or to general equity principles.

(b)  The Board (at a meeting or meetings duly called and held) has unanimously (i) determined that this Agreement and the Private Placement (including the Transaction) are advisable and fair to and in the best interests of, the shareholders of the Company, (ii) directed that the Private Placement (including the Transaction) be submitted to the shareholders of the Company for their approval and resolved to recommend the approval of the Private Placement (including the Transaction) and the amendment and restatement of the Company’s Articles of Incorporation by the shareholders of the Company (the “Company Board Recommendation”), and (iii) irrevocably taken all necessary steps to render the provisions of Section 607.0901 of the Florida Business Corporation Act (the “FBCA”) regarding business combinations with “interested shareholders” and Section 607.0902 of the FBCA regarding “control-share acquisitions,” as well as similar provisions set forth in the Company’s articles of incorporation or other organizational documents, inapplicable to the execution and delivery of this Agreement and the consummation of the Private Placement (including the Transaction). Giving effect to the Board actions described in this Section 2.03(b), no U.S. federal or state “moratorium,” “control share acquisition,” “business combination,” “fair price” or other form of anti-takeover laws or regulations (such laws or regulations, “Takeover Laws”) are applicable to the execution, delivery or performance of this Agreement or the consummation of the Private Placement (including the Transaction). The Company has no shareholder rights plan, poison pill or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

Section 2.04  Regulatory Approvals; Shareholder Approval; No Violations.

(a)  No consents, approvals, permits, orders, authorizations of, exemptions, reviews or waivers by, or notices, reports, filings, declarations or registrations with, any federal, state or local court, governmental, legislative, judicial, administrative authority, Regulatory Authority, taxing authority, agency, commission, body or other governmental entity or self regulatory organization (each, a “Governmental Authority”) or with any third party are required to be made or obtained by the Company, the Bank or any Subsidiary of either of them in connection with the execution, delivery and performance by the Company of this Agreement or the consummation of the purchase of the Purchased Shares or any other aspect of the Transaction or the consummation of the Mergers except for (i) the necessary approvals of the Merger and the Bank Merger by the Federal Reserve, the FDIC and the Florida Division, respectively; (ii) the necessary approvals of CapGen to purchase the Purchased Shares and become a bank holding company controlling the Company as required by the Transaction and notices to the Federal Reserve of the proposed purchases by the other Investors; (iii) those already obtained or made; and (iv) any securities or “blue sky” filings of any state.

(b)  In addition to the shareholder vote required by the rules and regulations of Nasdaq applicable to companies whose common stock is listed on the Nasdaq Global Market (the “Nasdaq Stock Market”) in connection with the issuance of the Purchased Shares, the only vote of the holders of outstanding securities of the Company required by the Company’s articles of incorporation or bylaws, Applicable Law, or otherwise, to consummate the sale of the Purchased Shares and approve the adoption of the Amended and Restated Articles of Incorporation set forth on Schedule II is the affirmative vote of the

C-3-3

holders of not less than a majority of the outstanding shares of Common Stock, voting together as a single class, except for those provisions of the Amended and Restated Articles of Incorporation listed in Section 2.04(b) of the Company’s disclosure schedule (the “Disclosure Schedule”), for which 66 2/3% vote of all outstanding shares of Common Stock, voting together as a single class, is required (collectively, all required shareholder votes are the “Requisite Shareholder Vote”).

(c)  The execution, delivery and performance of this Agreement by the Company does not, and (assuming the Requisite Shareholder Vote is obtained) the consummation by the Company of the Private Placement (including the Transaction) and the Mergers will not, (i) constitute or result in a breach or violation of, or a default under, the acceleration of any obligations or penalties or the creation of any Lien or exception to title of any kind on the assets of the Company or any Subsidiaries (with or without notice, lapse of time, or both) pursuant to, agreements binding upon the Company or any Subsidiary or to which the Company or any Subsidiary or any of their respective properties is subject or bound or any law, regulation, judgment or governmental or non-governmental permit or license to which the Company or any Subsidiary or any of their respective properties is subject; except, in the case of this clause (i), for any breach, violation, default, acceleration, debt repayment trigger or creation that, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect; or (ii) constitute or result in a breach or violation of, or a default under, the articles of incorporation or the bylaws of the Company or the organizational documents of any Subsidiary, in each case, effective as of the Closing Date.

Section 2.05  Company Capital Stock; Purchased Shares. (a)  As of the date hereof, the authorized capital stock of the Company consists solely of 8,000,000 shares of Common Stock, of which 1,749,526 shares are issued and outstanding (excluding shares of unvested time-based restricted stock and performance-based restricted stock) and 2,000,000 shares of preferred stock, par value $0.01 per share, of which no shares have been designated or are issued or outstanding. As of the date hereof, 69,000 shares of Common Stock are issuable upon the exercise of outstanding options to acquire such shares, there are 91,000 outstanding shares of unvested time-based and performance-based restricted Common Stock, 249,503 shares of Common Stock are issuable to ABI’s shareholders pursuant to the Merger Agreement, and 160,000 shares of Common Stock have been reserved for issuance upon exercise of stock options with a weighted-average exercise price of $14.52, which have been granted and remained outstanding as of May 10, 2010. The outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid and nonassessable, and are not subject to preemptive rights (and were not issued in violation of any preemptive rights). No options, rights or warrants have been granted with respect to shares of Common Stock since December 31, 2009.

(b)  The Purchased Shares have been duly authorized by all necessary corporate action on the part of the Company subject to the receipt of the Requisite Shareholder Vote, and, when issued and delivered as provided in this Agreement, will be duly and validly issued, fully paid and nonassessable, and the issuance thereof will not be subject to any preemptive rights, except in favor of the Investors as provided herein. Except with respect to the options and restricted stock described in Section 2.05(a), the issuance of Common Stock pursuant to this Agreement and the Common Stock to be issued pursuant to the Merger Agreement, neither the Company nor any Subsidiary has and is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company or any securities representing the right to purchase or otherwise receive any shares of capital stock of the Company (including any rights plan or agreement). There are no outstanding securities or instruments of the Company or which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Purchased Shares.

Section 2.06  Company Reports; Financial Statements, Etc. (a)  The Company and each Subsidiary has filed or furnished, as applicable, on a timely basis, all forms, filings, registrations, submissions, statements, certifications, reports and documents required to be filed or furnished by it with the SEC under the Exchange Act or the Securities Act since December 31, 2006. Such forms, statements, reports and documents filed or furnished since December 31, 2007, including any amendments thereto, are called the “Company Reports”. Each of the Company Reports to the SEC, at the time of its filing or being furnished, complied as to form in

C-3-4

all material respects with the applicable requirements of the Securities Act and the Exchange Act applicable to the Company Reports. As of their respective dates (or, if amended, as of the date of such amendment), the Company Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

(b)  The Company’s consolidated financial statements (including, in each case, any notes thereto) contained in the Company Reports: (i) were prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of interim consolidated financial statements, where information and footnotes contained in such financial statements are not required under the rules of the SEC to be in compliance with GAAP); and (ii) complied as to form, as of their respective filing dates, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. Such consolidated financial statements fairly present, in all material respects, the consolidated financial position, consolidated results of operations, consolidated changes in shareholder equity and consolidated cash flows of the Company and its consolidated Subsidiaries as of the respective dates thereof and for the respective periods covered thereby (subject, in the case of unaudited statements, to normal year-end adjustments that were not and that are not expected to be, individually or in the aggregate, material to the Company and its consolidated Subsidiaries taken as a whole). All annual financial statements of the Company have been audited by independent registered public accounting firms.

(c)  The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the Nasdaq Stock Market, its successor or other stock exchange upon which any Company securities are listed.

(d)  The Company maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act or otherwise is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Such disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure. The Company maintains internal control over financial reporting (as defined in Rule 13a-15 or 15d-15, as applicable, under the Exchange Act). Such internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on its financial statements.

(e)  The Company has disclosed, based on the most recent evaluation of its chief executive officer and its chief financial officer prior to the date hereof, to the Company’s auditors and the audit committee of the Board, (i) any significant deficiencies and material weaknesses in the design or operation of its internal control over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and has identified for the Company’s auditors and audit committee of the Board any material weaknesses in internal control over financial reporting; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since December 31, 2007, no material complaints, allegation, assertion or claim, whether written or oral from any source regarding accounting, internal accounting controls or auditing matters, and no concerns from

C-3-5

the Company employees regarding questionable accounting or auditing matters, have been received by the Company. No attorney representing the Company or any Subsidiary, whether or not employed by the Company or any Subsidiary, has reported evidence of a violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Company’s chief legal officer, audit committee (or other committee designated for the purpose) of the Board or the Board pursuant to the rules adopted pursuant to Section 307 of the Sarbanes-Oxley Act of 2002.

(f)  There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed.

Section 2.07  Compliance with Applicable Laws; Regulatory Filings; Permits. (a)  Neither the Company nor its Subsidiaries is in violation of, and has not violated or been charged with a violation of, any Applicable Law, except for (i) the matters covered by the Memorandum of Understanding, by and between the Company, the Bank and the Federal Deposit Insurance Corporation (“FDIC”), the Florida Division of Financial Institutions (the “Florida Division”) or their delegees (the “2008 MOU”) or the resolutions adopted by the Board on October 28, 2008 (the “Federal Reserve Resolutions”) at the request of the Board of Governors of Federal Reserve System or its delegee (the “Federal Reserve”); or (ii) such violations as would not have a Material Adverse Effect. Herein, the MOU and the Federal Reserve Resolutions are collectively called the “Enforcement Actions”). The Company and the Bank are in compliance in all respects with the Enforcement Actions, and have no notice from the FDIC, the Florida Division or the Federal Reserve of any breach of or noncompliance with the Enforcement Actions.

(b)  The Company and the Subsidiaries have timely filed all reports and statements, together with any amendments required to be made with respect thereto (the “Regulatory Reports”), that they were required to file since December 31, 2006 with the Federal Reserve, the FDIC, the Florida Division (each a “Regulatory Authority”) or any other Governmental Authority having jurisdiction over its business or any of its assets or properties, and have timely paid all fees and assessments due and payable in connection therewith. As of their respective dates, such reports and statements complied in all material respects with all the laws, rules and regulations of the applicable Regulatory Authority with which they were filed. As of their respective dates (or, if amended, as of the date of such amendment), the Regulatory Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

(c)  The Company and the Subsidiaries hold all material registrations, licenses, permits and franchises (“Permits”) as are required to conduct their respective businesses as now conducted (including, without limitation, any insurance or securities activities), and all such licenses, permits and franchises are valid and in full force and effect. No suspension or cancellation of any such Permits has been initiated or threatened, and all filings, applications and registrations with respect thereto are current.

(d)  The Company and the Subsidiaries are in compliance with Section 409A of the Internal Revenue of 1986, as amended (the “Code”), and Applicable Laws and rules and policies of applicable Regulatory Authorities with respect to any bank-owned life insurance (“BOLI”) or similar insurance, regardless of where the insurance is held.

(e)  The operations of the Company and Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Bank Secrecy Act, the USA Patriot Act, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened, except, in each case, as would not reasonably be expected to have a Material Adverse Effect.

C-3-6

(f)  Neither the Company nor Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(g)  Neither the Company nor any of its Subsidiaries, nor any directors, officers, nor to the Company’s knowledge, employees, agents or other Persons acting at the direction of or on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company: (a) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to foreign or domestic political activity; (b) made any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees or to any foreign or domestic political parties or campaigns from corporate funds; (c) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (d) made any other unlawful bribe, rebate, payoff, influence payment, kickback or other material unlawful payment to any foreign or domestic government official or employee.

(h)  The Company has no knowledge of any facts and circumstances, and has no reason to believe that any facts or circumstances exist, that would cause any of its Subsidiary banking institutions: (i) to be assigned a CRA rating by federal or state banking regulators lower than “satisfactory”; or (ii) to be deemed to be operating in violation, in any material respect, of the Money Laundering Laws.

Section 2.08  No Undisclosed Liabilities. Neither the Company nor the Subsidiaries have any liabilities of any nature, whether accrued, absolute, matured or unmatured, contingent or otherwise, and whether due or to become due, probable of assertion or not, except liabilities that (a) were incurred in the ordinary course of business, or (b) are properly reflected in the Company’s most recent consolidated financial statements contained in the Company Reports and the Regulatory Reports to the extent required to be so reflected or reserved against in accordance with GAAP or requirements of the Governmental Authorities.

Section 2.09  Absence of Certain Changes. Since December 31, 2008, (a) the Company and Subsidiaries have conducted their respective businesses in all material respects in the ordinary course, consistent with prior practice; and (b) no event or events have occurred that have had or would be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, unless such changes are contemplated herein.

Section 2.10  Tax Matters. (a)  For purposes of this Section 2.10, the following definitions shall apply:

(i)  The term “Group” means, individually and collectively, (A) the Company; (B) the Bank; (C) the affiliated group as defined in Section 1504(a) of the Code of which the Bank is or has been a member at any time; and (D) any individual, trust, corporation, partnership, limited liability company or any other entity as to which the Company or the Bank is liable for Taxes incurred by such individual or entity either as a transferee, or pursuant to Treasury Regulations Section 1.1502-6, or pursuant to any other provision of federal, territorial, state, local or foreign law or regulations, including without limitation as part of a combined or unitary group.

(ii)  The term “Taxes” means all taxes, however denominated, including, without limitation, any interest, penalties or other additions that may become payable in respect thereof, imposed by any Governmental Authority, which taxes shall include, without limiting the generality of the foregoing, all income or profits taxes (including, without limitation, federal income taxes and state income taxes), alternative or add-on minimum taxes, estimated taxes, payroll and employee withholding taxes, back-up withholding and other withholding taxes, unemployment insurance, social security taxes, sales and use taxes, value added taxes, ad valorem taxes, excise taxes, franchise taxes, gross receipts taxes, business license taxes, occupation taxes, real and personal property taxes, stamp taxes, environmental taxes, transfer taxes, workers’ compensation and Pension Benefit Guaranty Corporation premiums, self dealing or prohibited transactions taxes, customs, duties,

C-3-7

capital stock taxes, and other obligations of the same or of a similar nature to any of the foregoing, which the Group is required to pay, withhold or collect, whether disputed or not.

(iii)  The term “Returns” means all reports, estimates, declarations of estimated tax, claims for refund, information statements and returns required to be prepared or filed in connection with, any Taxes, employee agreement or Plan, including any schedule or attachment thereto, and including any amendment thereof.

(b)  All Returns required to be filed by or on behalf of any members of the Group prior to the Closing Date have been, or will be, duly filed on a timely basis, subject to any applicable extensions. Such Returns are true, correct and complete. All Taxes owed by any members of the Group (whether or not shown on any Return) have been paid in full on a timely basis, and no other Taxes are owing or payable by the Group with respect to items or periods covered by such Returns or with respect to any taxable period ending on or before the date of this representation and warranty for which a Return was due prior to such date. No claim has ever been made by any Governmental Authority for any jurisdiction in which any member of the Group does not file Returns that it is or may be subject to taxation by that jurisdiction. No security interests, liens, encumbrances, attachments or similar interests exist on or with respect to any of the assets of the Group that arose in connection with any failure or alleged failure to pay any Taxes. Each member of the Group has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any and all officers, directors, employees and agents (including, without limitation, any independent contractor, foreign person or other third person) in compliance with all tax withholding provisions of applicable federal, state, local and foreign law (including, without limitation, income, social security, employment tax withholding, and withholding under Sections 1441 through 1446 of the Code). The Bank has timely complied with all requirements under Applicable Laws relating to information, reporting and withholding and other similar matters for customer and other accounts (including back-up withholding and furnishing of Forms 1099 and all similar reports).

(c)  The amount of the Group’s liability for unpaid Taxes for all periods ending on or before the last day of the month before the Closing Date (including accruals for any exposure item) shall not, in the aggregate, exceed the amount of the liability accruals for Taxes, as such accruals are reflected on the Group’s most recent consolidated balance sheet contained in the Company Reports. All such accruals are, or will be, recorded in accordance with GAAP.

(d)  The Company has made and caused the Bank or any other member of the Group to make available to the Investor true, correct and complete copies of all federal and state income tax Returns for all periods that are open for federal and state tax purposes and all other Returns, including, without limitation, income tax audit reports, statements of income or gross receipts tax, franchise tax, sales tax and transfer tax, deficiencies, and closing or other agreements relating to income or gross receipts tax, franchise tax, sales tax and transfer tax received by the Group or on behalf of the Group, as well as draft Returns for the Group for all Taxes for all periods ending on or before the Closing Date.

(e)  (i) No deficiencies have been asserted with respect to Taxes of the Group that remain unpaid; (ii) the Group is not a party to any action or proceeding for assessment or collection of Taxes, and no such action or proceeding has been asserted or threatened against the Group or any of its assets; and (iii) no waiver or extension of any statute of limitations is in effect with respect to any Taxes or Returns of the Group. The Returns of the Group for all tax years for which the statute of limitations has not expired have never been audited by a Governmental Authority, nor is any such audit in process, pending or, to the knowledge of the Company, threatened. Neither the Company nor any director or officer (or employee responsible for Tax matters) of any other member of the Group is aware of any facts or circumstances that, if known by any Governmental Authority would be reasonably likely to cause the Governmental Authority to assess any additional Taxes for any period for which Returns have been filed.

(f)  No member of the Group has (i) been or shall be required to include any adjustment in taxable income for any Tax period (or portion thereof) ending after the Closing in accordance with Section 481 of the Code or any comparable provision under state or foreign Tax laws as a result of transactions or events occurring prior to the Closing; (ii) filed any disclosure under Section 6662 of the Code or

C-3-8

comparable provisions of state, local or foreign Law to prevent the imposition of penalties with respect to any Tax reporting position taken on any Tax Return; (iii) engaged in a “reportable transaction,” as defined in Treasury Regulation Section 1.6011-4(b); (iv) ever been a member of a consolidated, combined, unitary or aggregate group of which the Company or the Bank was not the ultimate parent company; (v) been the “distributing corporation” or the “controlled corporation” (in each case, within the meaning of Section 355(a)(1) of the Code) with respect to a transaction described in Section 355 of the Code (A) within the two-year period ending as of the date of this Agreement, or (B) in a distribution that would otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code); (vi) incurred any actual or potential liability under Treasury Regulations Section 1.1502-6 (or any comparable or similar provision of federal, state, local or foreign Law), as a transferee or successor, as a result of any contractual obligation, or otherwise for any Taxes of any Person other than the Company or the Bank; or (vii) ever been a “United States real property holding corporation” within the meaning of Section 897 of the Code.

(g)  No member of the Group shall be required to include any item of income in, or exclude any item of deduction from, taxable income for any period (or any portion thereof) ending after the Closing Date as a result of any: (i) installment sale or other open transaction disposition made on or prior to the Closing Date; (ii) prepaid amount received on or prior to the Closing Date; (iii) a closing agreement described in Section 7121 of the Code or any corresponding provision of state of foreign Tax Law executed on or prior to the Closing Date; or (iv) any change in method of accounting for a taxable period or portion thereof ending on or before the Closing Date.

(h)  There has been no “ownership change,” as defined in Section 382 of the Code, with respect to any member of the Group.

Section 2.11  Transactions with Affiliates. Except as disclosed in the Company Reports, since December 31, 2007:

(a)  no current officer, director or employee of the Company or the Subsidiaries, any of their respective family members, any other corporation or organization of which any of the foregoing persons is an officer, director or beneficial owner of 10% or more of any class of its equity securities, or any trust or other estate in which any of the foregoing persons has a substantial beneficial interest or as to which such person serves as a trustee or in a similar capacity, nor any current or former affiliate of the Company or the Subsidiaries, has any material interest in any property, real or personal, tangible or intangible, used in or pertaining to the business of the Bank or in any transaction or series of similar transactions to which the Bank is a party;

(b)  no such person, if any, is indebted to the Company or the Subsidiaries, except for normal business expense advances and except for loans and extension of credit (i) made in the ordinary course of the Bank's business, (ii) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with unrelated persons, (iii) that did not involve more than the normal risk of collectability or present other unfavorable features, and (iv) which are not disclosed as nonaccrual, past due, restructured or potential problems in the Company's filings with any Governmental Authority.

(c)  neither the Company nor the Subsidiaries are indebted to any such person except for amounts due under normal salary or reimbursement or ordinary business expenses;

(d)  no such person is a party to a material agreement as described in Section 2.14 with the Company or the Subsidiaries other than agreements related to employment or service as a director;

(e)  no such person has any other relationship or has engaged or engages in any other transaction or series of similar transactions that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC; and

C-3-9

(f)  all of the transactions referred to in this Section 2.11 are transactions entered into in the ordinary course of business on an arm’s-length business pursuant to normal business terms and conditions.

Section 2.12  Loans. (a)  With respect to each outstanding loan, lease or other extension of credit or commitments to extend credit by the Bank (a)(i) the Bank has duly performed in all material respects all of its obligations thereunder to the extent that such obligations to perform have accrued; (ii) all documents and agreements necessary for the Bank to enforce such loan, lease or other extension of credit are in existence and in the Bank’s possession; (iii) no claims, counterclaims, set-off rights or other rights have been asserted against the Bank, nor, to the knowledge of the Company, do the grounds for any such claim, counterclaim, set-off rights or other rights exist, with respect to any such loans, leases or other extensions of credit which could impair the collectability thereof; and (iv) each such loan, lease and extension of credit has been, in all material respects, originated and serviced in accordance with the Bank’s then-applicable underwriting guidelines and policies, the terms of the relevant credit documents and agreements and Applicable Law, including Federal Reserve Regulations H, O and W, and applicable limits on loans to one borrower under Applicable Law.

(b)  There are no loans, leases, other extensions of credit or commitments to extend credit of the Bank that have been or should have been classified by the Bank or its regulatory examiners, auditors or other credit examination personnel as “watch,” “other assets (or loans) especially mentioned,” “substandard,” “doubtful,” “classified,” “criticized,” “loss” or any comparable classification, which have not been so classified.

(c)  Except as disclosed in the Company Reports, there are no loans due to the Bank as to which any payment of principal, interest or any other amount is 90 days or more past due.

(d)  The allowances for possible loan and lease losses shown on the financial statements included in any Company Report were, on the respective filing dates, adequate in all respects under the requirements of GAAP and applicable regulatory accounting practices, in each case consistently applied, to provide for possible loan and lease losses as of such filing date, and were in accordance with the safety and soundness standards administered by, and the practices, procedures, requests and requirements of, the applicable Regulatory Authority.

Section 2.13  Other Activities of the Company and the Bank. Except as described in Section 2.13 of the Disclosure Schedule, neither the Company nor the Bank, nor any officer, director or employee of the Company or the Bank acting in an agency capacity on behalf of the Company or Bank, is authorized to engage in or conduct, and does not engage in or conduct, any securities sales, underwriting, brokerage, management or dealing activities, whether as principal or agent, either directly or under contractual or other arrangements with third parties. The Bank does not engage in any trust or custodial activities.

Section 2.14  Material Agreements; No Defaults. There are no material breaches, violations, defaults (or events that have occurred that with notice, lapse of time or the happening or occurrence of any other event would constitute a default) or allegations or assertions of any of the foregoing by the Company or the Subsidiaries, as the case may be, or, to the knowledge of the Company, any other party, with respect to any contract or agreement to which the Company or any of its Subsidiaries is a party that is a “material contract” within the meaning of Item 601(b)(10) of Regulation S-K and that is to be performed in whole or in part after the date of this Agreement, including the Merger Agreement, and each such contract or agreement has been filed as an exhibit to the Company’s SEC filings pursuant to Item 601 of Regulation S-K (other than the Merger Agreement).

Section 2.15  Company Benefit Plans. (a)  For purposes of this Agreement, “Benefit Plan” means all employee welfare benefit plans within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), all employee pension benefit plans within the meaning of Section 3(2) of ERISA, including, but not limited to, plans that provide retirement income or result in a deferral of income by employees for periods extending to termination of employment or beyond, and plans that provide medical, surgical, or hospital care benefits or benefits in the event of sickness, accident, disability, death or unemployment, and all other employee benefit agreements or arrangements, including, but not limited

C-3-10

to, all bonus, incentive, deferred compensation, vacation, stock purchase, stock option, stock award, severance, employment, change of control, golden-parachute, consulting, dependent care, cafeteria, employee assistance, scholarship, or fringe benefit or similar plans, programs, agreements or policies, in each case sponsored or maintained by the Company or each person that, together with the Company, would be treated as a single employer under Section 414 of the Code (such person, an “ERISA Affiliate”) or to which the Company or an ERISA Affiliate contributes on behalf of its employees, in all cases whether written, unwritten or otherwise, funded or unfunded, and whether or not ERISA is applicable to such plan, program, agreement or policy.

(b)  With respect to each Benefit Plan, the Company and each ERISA Affiliate, as well as each Benefit Plan, have complied, and are now in compliance with all provisions of ERISA, the Code and all laws and regulations applicable to such Benefit Plan, including the Pension Protection Act of 2006. Each Benefit Plan has been administered in accordance with its terms and all laws and regulations applicable to such Benefit Plan, including ERISA and the Code. Each Benefit Plan intended to be qualified under Section 401(a) of the Code has obtained a favorable determination or opinion letter as to its qualified status under the Code, or application for such letter will be timely filed, or if the Benefit Plan intended to be qualified under Section 401(a) of the Code is maintained pursuant to a prototype or “volume submitter” plan document, the sponsor of the prototype or volume submitter document has obtained from the National Office of the Internal Revenue Service an opinion or notification letter stating that the form of the prototype or volume submitter document is acceptable for the establishment of a qualified retirement plan under Section 401(a) of the Code.

(c)  Except for liabilities fully reserved for or identified in the financial statements contained in the Company Reports, (i) no claim has been made, or to the knowledge of the Company threatened, against the Company or any ERISA Affiliate related to the employment and compensation of employees or any Benefit Plan, including any claim related to the purchase of employer securities or to expenses paid under any defined contribution pension plan; and (ii) no event has occurred, and there exists no condition or set of circumstances, which could reasonably be expected to subject the Company or any Subsidiary to any liability under the terms of, or with respect to, any Benefit Plan or under ERISA, the Code or any other Applicable Law.

(d)  Neither the Company nor any ERISA Affiliate has ever maintained, established, sponsored, participated in, or contributed to, any (i) Benefit Plan that is or was subject to Title IV of ERISA or Section 412 of the Code, (ii) “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA), (iii) “multiple employer plan” within the meaning of Section 4001(a)(3) of ERISA or subject to Section 413(c) of the Code, or (iv) “welfare benefit fund” within the meaning of Section 419 of the Code.

(e)  Neither the execution and delivery of this Agreement, nor the consummation of the Private Placement (including the Transaction) or the Mergers will (i) result in any payment (including severance, unemployment compensation, “excess parachute payment” (within the meaning of Section 280G of the Code), forgiveness of indebtedness or otherwise) becoming due to any current or former employee, officer or director of the Company or any Subsidiary from the Company or any ERISA Affiliate under any Benefit Plan or otherwise; (ii) increase any benefits otherwise payable under any Benefit Plan; (iii) result in any acceleration of the time of payment or vesting of any such benefits; (iv) require the funding or increase in the funding of any such benefits; or (v) result in any limitation on the right of the Company or any ERISA Affiliate to amend, merge, terminate or receive a reversion of assets from any Benefit Plan or related trust except as shown in Schedule 2.15(e) with respect to payments to ABI or Oceanside Bank directors, officers or employees as a result of the Mergers; and

(f)  Neither the Company nor any ERISA Affiliate has taken, or permitted to be taken, any action that required, and no circumstances exist that will require the funding, or increase in the funding, of any benefits or resulted, or will result, in any limitation on the right of the Company or any ERISA Affiliate to amend, merge, terminate or receive a reversion of assets from any Benefit Plan or related trust.

Section 2.16  Environmental Matters. (a)  For purposes of this Section 2.16, (i) “Environmental Law” means any federal, state, local or foreign statute, law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to: (A) the protection, investigation or restoration of the

C-3-11

environment, health, safety, or natural resources, (B) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance or (C) noise, odor, indoor air, employee exposure, wetlands, pollution, contamination or any injury or threat of injury to persons or property relating to any Hazardous Substance; and (ii) “Hazardous Substance” means any substance that is: (A) listed, classified or regulated pursuant to any Environmental Law; (B) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive material or radon; and (C) any other substance which may be the subject of regulatory action by any Government Entity in connection with any Environmental Law.

(b)  Except as, individually or in the aggregate, has not had or would not be reasonably expected to have a Material Adverse Effect, the Company and the Subsidiaries are in compliance with all applicable Environmental Laws and, to the knowledge of the Company, (i) no real property currently or formerly owned or operated by the Company or any of its subsidiaries is or has been contaminated with any Hazardous Substance at any time; (ii) neither the Company nor any of its subsidiaries could be deemed the owner or operator under any Environmental Law of any property which is or has been contaminated with any Hazardous Substance; and (iii) no Hazardous Substance has been transported from any of the properties owned or operated by the Company or one of the Subsidiaries, other than as permitted under applicable Environmental Law. Since January 1, 2007, neither the Company nor any of the Subsidiaries has received any written notice from any Governmental Authority or any third party indicating that the Company or any of the Subsidiaries is in violation of any Environmental Law, other than with respect to any matter that has been resolved, and such violation, if any, would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. The Company and the Subsidiaries are not subject to any court order, administrative order or decree or any indemnity or other agreement arising under or related to any Environmental Law.

Section 2.17  Labor Matters. No employees of the Company or any of the Subsidiaries are represented by any labor union, nor are any collective bargaining agreements otherwise in effect with respect to such employees. No labor organization or group of employees of the Company or any of the Subsidiaries has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the knowledge of the Company, threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority. There are no organizing activities, strikes, work stoppages, slowdowns, lockouts, material arbitrations or material grievances, or other material labor disputes pending or threatened against or involving the Company or any of the Subsidiaries. The Company is in material compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours.

Section 2.18  Insurance. The Company and each of the Subsidiaries are presently insured, and since December 31, 2007 have been insured, for reasonable amounts with financially sound and reputable insurance companies against such risks as companies engaged in a similar business would, in accordance with good business practice, customarily be insured. As of the date hereof, all such insurance policies are in full force and effect and no written notice of cancellation has been received. There is no existing material default by any insured thereunder. The Company maintains directors’ and officers’ liability insurance (“D&O Insurance”) in the amount of $5 million and has provided the Investor a copy of its policy of D&O Insurance as part of Section 2.18 of its Disclosure Schedule.

Section 2.19  No Integration. Neither the Company nor the Subsidiaries, nor any of their respective affiliates , nor any person acting on their behalf, has issued any securities of the Company that would be integrated with the sale of the Purchased Shares for purposes of the Securities Act, nor will the Company or the Subsidiaries or affiliates take any action or steps (and neither have they taken any action or steps) that would require registration of any of the Purchased Shares under the Securities Act or cause the offering of the Purchased Shares to be integrated with other offerings. Assuming the accuracy of the representations and warranties of the Investor, the offer and sale of the Purchased Shares by the Company to the Investor pursuant to this Agreement will be exempt from the registration requirements of the Securities Act.

C-3-12

Section 2.20  No Change of Control. The issuance of the Purchased Shares to the Investors as contemplated by this Agreement will not trigger any payment, termination or rights under any “change of control” provision in any agreements to which the Company, the Bank or any of the Subsidiaries is a party, including any employment, “change in control,” severance or other compensatory agreements and any Benefit Plan, which results in payments to the counterparty, the acceleration or vesting of benefits or payments (including debt repayments). The Company has provided true and complete copies of acknowledgments executed by each of Gilbert Pomar, III, Scott M. Hall and Valerie Kendall to the effect that the Transaction and the Merger (whether alone or together) do not constitute a change in control of the Company or the Bank under any agreement to which he or she is a party or Benefit Plan to which he or she is a participant.

Section 2.21  Properties. (a)  Except in any such case as is not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect, with respect to the real, personal and mixed property owned by the Company or the Subsidiaries, the Company or one of the Subsidiaries has valid title to such real property, free and clear of any liens, and there are no outstanding options to purchase real property.

(b)  The Company has made available to the Investor copies of all material leases, subleases and other agreements under which the Company or any of the Subsidiaries uses or occupies or has the right to use or occupy, now or in the future, any real, personal or mixed property (the “Leases”) (including all modifications, amendments, supplements, waivers and side letters thereto). Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each Lease is valid, binding and in full force and effect; and (ii) to the knowledge of the Company, no termination event or condition or uncured default of a material nature on the part of the Company or, if applicable, any of the Subsidiaries exists under any Lease. The Company and each of the Subsidiaries has a good and valid leasehold interest in each parcel of real property leased by it free and clear of all Liens, except for Liens which do not interfere with the use or materially affect the value of the property subject to the Lease. Neither the Company nor any of the Subsidiaries has received written notice of any pending, and to the knowledge of the Company there is no threatened, condemnation or similar proceeding with respect to any property leased pursuant to any of the real property leases.

(c)  The Company and the Subsidiaries have good and valid title to their material owned assets and properties, or in the case of assets and properties they lease, license, or have other rights in, good and valid rights by lease, license or other agreement to use, all material assets and properties (in each case, tangible and intangible) necessary to permit the Company and the Subsidiaries to conduct their respective businesses as currently conducted, except, in all cases, as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 2.22  Computer and Technology Security. The Company and the Subsidiaries have taken all reasonable steps to safeguard the information technology systems utilized in the operation of the business of the Company and the Subsidiaries consistent with the guidance of its Regulatory Authorities, including the implementation of procedures to ensure that such information technology systems are free from any disabling codes or instructions, timer, copy protection device, clock, counter or other limiting design or routing and any “back door,” “time bomb,” “Trojan horse,” “worm,” “drop dead device,” “virus,” or other software routines or hardware components that in each case permit unauthorized access or the unauthorized disablement or unauthorized erasure of data or other software by a third party, and to date there have been no successful unauthorized intrusions or breaches of the security of the information technology systems.

Section 2.23  Data Privacy. The Company and the Subsidiaries’ respective businesses have complied with and, as presently conducted, are in compliance with, all Applicable Laws applicable to data privacy, data security, or personal information, as well as industry standards applicable to the Company and the Subsidiaries. The Company and the Subsidiaries have complied with, and are presently in compliance with, its and their respective policies applicable to data privacy, data security, or personal information. Neither the Company nor any of the Subsidiaries has experienced any incident in which personal information or other sensitive data was or may have been stolen or improperly accessed, and neither the Company nor any of the Subsidiaries is aware of any facts suggesting the likelihood of the foregoing, including without limitation, any breach of security or receipt of any notices or complaints from any person regarding personal information or other data.

C-3-13

Section 2.24  No Restrictive Covenants. There are no contracts or agreements to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties, assets, directors or officers are subject or bound which limits or purports to limit the freedom of the Company or any Subsidiary or any of their respective directors or officers affiliates to compete in any material line of business or any geographic area to which the Company or any Subsidiary is a party or subject.

Section 2.25  Litigation. Other than matters in the ordinary course of its banking business and which have not had and which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, (a) No civil, criminal or administrative litigation, claim, action, suit, hearing, arbitration, investigation, inquiry or other proceeding before any Governmental Authority or arbitrator is pending or, to the actual knowledge of any of the executive officers of the Company, threatened against the Company or any Subsidiary; (b) except for the Enforcement Actions, none of the Company nor any Subsidiaries are a party to, and none of the Company nor the Subsidiaries, nor any of their respective assets or businesses, are subject to or the subject of, any written agreement, stipulation, conditional approval, memorandum of understanding, notice of determination, judgment, supervisory agreement, order, written directive, consent decree or other agreement with any Governmental Authority; and (c) there are no facts or circumstances that could result in any claims against, or obligations or liabilities of, the Company or any Subsidiary, except with respect to (a), (b) and (c) for those that are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect.

Section 2.26  Merger Agreement Representations and Warranties. Each of the representations and warranties of the Company, the Bank, Oceanside Bank and of ABI contained in the Merger Agreement and Bank Merger Agreement are hereby incorporated by reference and made to the Investors by the Company (as defined in the Merger Agreement) about the Company and the Subsidiaries upon and following the effective times of the Merger and the Bank Merger.

Section 2.27  No Brokers. Neither the Company nor any Subsidiary nor any of their respective officers, directors, employees, agents or representatives has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders or similar fees in connection with the Private Placement (including the Transaction) or the Mergers except as disclosed in Section 2.27 of the Disclosure Schedule.

Section 2.28  Voting of Shares by Directors and Executive Officers. The Company’s directors and officers have agreed to vote all shares of Company Common Stock which they beneficially own in favor of approving the Private Placement (including the Transaction) and the Mergers and all matters requiring a vote of the Company’s shareholders, including those set forth in Section 2.04(b) hereof (the “Insider Shareholder Votes”). The Company agrees that it shall use its reasonable best efforts to enforce such agreements consistent with applicable Law.

Section 2.29  Risk Management Instruments. Except as has not had or would not reasonably be expected to have a Material Adverse Effect, all material derivative instruments, including, swaps, caps, floors and option agreements, whether entered into for the Company’s own account, or for the account of one or more of the Company Subsidiaries, were entered into (1) only in the ordinary course of business, (2) in accordance with prudent practices and in all material respects with all applicable laws, rules, regulations and regulatory policies and (3) with counterparties believed to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of the Company or one of its Subsidiaries, enforceable in accordance with its terms. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any other party thereto, is in breach of any of its material obligations under any such agreement or arrangement.

Section 2.30  Adequate Capitalization. As of March 31, 2010, the Bank met or exceeded the standards necessary to be considered “adequately capitalized” under FDIC Regulation § 325.103.

Section 2.31  Investment Company. Neither the Company nor any of its Subsidiaries is required to be registered as, and is not an affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

C-3-14

Section 2.32  Price of Common Stock. The Company has not taken, and will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Purchased Shares.

Section 2.33  Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1).

Section 2.34  Reservation of Purchased Shares. The Company has reserved, and will continue to reserve, free of any preemptive or similar rights of shareholders of the Company, a number of unissued shares of Common Stock, sufficient to issue and deliver the Purchased Shares at Closing.

Section 2.35  Substantially Similar Agreement. The Company has no other agreements with any other Investor to purchase shares of Common Stock on terms that are not substantially similar to the terms of this Agreement. The Company has no other agreements with CapGen to purchase shares of Common Stock on terms that are different than as set forth in this Agreement.

Section 2.36  Disclosure. The Company confirms that neither it nor any of its officers or directors nor any other person acting on its or their behalf has provided, and it has not authorized any agent or representative to provide, the Investor or its respective agents or counsel with any information that it believes constitutes or could reasonably be expected to constitute material, non-public information except insofar as the existence, provisions and terms of the proposed transactions hereunder, including the Private Placement and the Mergers, may constitute such information, all of which will be disclosed by the Company as contemplated by Section 6.13. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed, except for the announcement of the Private Placement and the Mergers pursuant to Section 6.13.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

Each Investor, for itself and for no other Investor, represents and warrants to the Company, severally and not jointly, as follows:

Section 3.01  Organization. The Investor is duly organized and validly existing under the laws of the jurisdiction of its organization.

Section 3.02  Bank Holding Company Status.

(a)  Prior to Closing, CapGen will have obtained all necessary approvals to own the Purchased Shares and to thereby be a bank holding company controlling the Company and the Bank under the BHCA.

(b)  No Investor has or is acting in concert with any other Person. Except for CapGen, assuming the accuracy of the representations and warranties of the Company, no Investor, either acting alone or together with any other Person will, directly or indirectly, own, control or have the power to vote, after giving effect to its purchase of Purchased Shares, in excess of 9.9% of the outstanding shares of the Company’s voting stock of any class or series. Without limiting the foregoing, the Investor represents and warrants that it does not and will not as a result of its purchase or holding of the Purchased Shares or any other securities of the Company have “control” of the Company or the Bank, and has no present intention of acquiring “control” of the Company or the Bank for purposes of the BHCA or the Change in Bank Control Act.

Section 3.03  Authorization. This Agreement has been duly authorized, executed and delivered by the Investor and constitutes the valid and binding agreement of the Investor enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

C-3-15

Section 3.04  Accredited Investor, etc.

(a)  The Investor acknowledges that the Purchased Shares have not been registered under the Securities Act or under any state securities laws. The Investor (i) is acquiring the Purchased Shares pursuant to an exemption from registration under the Securities Act solely for investment with no present intention to distribute any of the Purchased Shares to any person, (ii) will not sell or otherwise dispose of any of the Purchased Shares, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws, (iii) is an “accredited investor” as defined in SEC Rule 501 and/or a “qualified institutional buyer” under SEC Rule 144A, and (iv) has such knowledge and experience in financial and business matters and in investments of this type, including knowledge of the Company, that it is capable of evaluating the merits and risks of the Company and of its investment in the Purchased Shares and of making an informed investment decision. The Investor is not a registered broker-dealer under Section 15 of the Exchange Act or an unregistered broker-dealer engaged in the business of being a broker-dealer.

(b)  The Investor has, either alone or through its representatives:

(i)  consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers in connection herewith to the extent it has deemed necessary;

(ii)  had a reasonable opportunity to ask such questions as it has deemed necessary of, and to receive answers from, the officers and representatives of the Company and the Bank concerning the Company’s and the Bank’s financial condition and results of operations, the business plan for the Company and the Bank, all employment agreements and benefit plans and other contractual arrangements among the Company, the Bank and their respective management teams, the terms and conditions of the private placement of the Purchased Shares, the Transaction and any additional relevant information that the Company possesses, and any such questions have been answered to its satisfaction;

(iii)  had the opportunity to review and evaluate the following, among other things, in connection with its investment decision with respect to the Purchased Shares: (A) all publicly available records and filings concerning the Company and the Bank, as well as all other documents, records, filings, reports, agreements and other materials provided by the Company regarding its and the Bank’s business, operations and financial condition sufficient to enable it to evaluate its investment; (B) certain investor presentation materials (as supplemented from time to time) (collectively, the “Offering Materials ”) that summarizes this offering of Purchased Shares and the Transaction; and (C) this Agreement, the Registration Rights Agreement and all other exhibits, schedules and appendices attached hereto and thereto (collectively, the “Private Placement Documents”); and

(iv)  made its own investment decisions based upon its own judgment, due diligence and advice from such advisers as it has deemed necessary and not upon any view expressed by any other Person, including any other Investor. Neither such inquiries nor any other due diligence investigations conducted by such the Investor or its advisors or representatives, if any, shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained herein. Each Investor understands that (i) its investment in the Purchased Shares involves a high degree of risk and it is able to afford a complete loss of such investment, (ii) no representation is being made as to the business or prospects of the Company or the Bank after completion of the Transaction and the Mergers or the future value of the Purchased Shares, and (iii) no representation is being made as to any projections or estimates delivered to or made available to the Investors (or any of its affiliates or representatives) of the Company’s or the Bank’s future assets, liabilities, stockholders’ equity, regulatory capital ratios, net interest income, net income or any component of any of the foregoing or any ratios derived therefrom. Each Investor, either alone or together with its representatives, if any, has the knowledge, sophistication and experience in financial and business matters as to fully understand and be capable of evaluating the merits and risks of an investment in the Purchased Shares.

C-3-16

(c)  The Investor acknowledges that the information in the Private Placement Documents is as of the date thereof and may not contain all of the terms and conditions of the offering and sale of the Purchased Shares and the Transaction, and understands and acknowledges that it is the Investor’s responsibility to conduct its own independent investigation and evaluation of the Company and the Subsidiaries, the Bank and the Transaction, including (i) the business prospects and future operations of the Company after completion of the Transaction, if applicable, and (ii) the management team that will operate and manage the Company following the completion of the Transaction. The Investor is not relying upon, and has not relied upon, any advice, statement, representation or warranty made by any person except for the express statements, representations and warranties of the Company made or contained in this Agreement and the other Private Placement Documents. Furthermore, the Investor acknowledges that: (A) the Investor has made, and has relied upon, its own independent examination in purchasing the Purchased Shares, including of the Company and the Subsidiaries, the Bank, the Transaction and the management team of the Company that will continue to operate and manage the Company after the completion of the Transaction; (B) nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Purchased Shares constitutes legal, tax or investment advice and the Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Purchased Shares; and (C) the Investor received or had access to all of the information the Investor deemed necessary in order to make its investment decision in the Purchased Shares.

(d)  The Investor has read and understands the risk factors outlining certain, but not all, risks related to the Company, the Bank, and an investment in the Company set forth in the Company’s Form 10-K for the year ended December 31, 2009.

(e)  The Investor understands that the Purchased Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and regulations and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Purchased Shares.

(f)  The Investor is not purchasing the Purchased Shares as a result of any advertisement, article, notice or other communication regarding the Purchased Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(g)  The Investor understands that (i) its investment in the Purchased Shares involves a high degree of risk, (ii) no representation is being made as to the business or prospects of the Company or the Bank after completion of the Transaction or the future value of the Purchased Shares, and (iii) no representation is being made as to any projections or estimates delivered to or made available to the Investor (or any of its affiliates or representatives) of the Company’s or the Bank’s future assets, liabilities, stockholders’ equity, regulatory capital ratios, net interest income, net income or any component of any of the foregoing or any ratios derived therefrom. The Investor, either alone or together with its representatives, if any, has the knowledge, sophistication and experience in financial and business matters as to fully understand and be capable of evaluating the merits and risks of an investment in the Purchased Shares and has the ability to bear the economic risks of an investment in the Purchased Shares and, at the present time, is able to afford a complete loss of such investment.

(h)  The Investor understands and agrees that the Purchased Shares are not deposits and are not insured by the FDIC or any other Governmental Authority.

Section 3.05  Regulatory Approvals. The Investor has not been advised by any applicable Regulatory Authority, and has no reasonable basis to believe, that any regulatory approvals required to consummate the Transaction will not be obtained.

C-3-17

Section 3.06  Sufficient Funds. The Investor at the Closing will have all funds necessary to pay and deliver the Purchase Price.

ARTICLE 4
CONDITIONS TO THE OBLIGATIONS
OF THE INVESTORS

The obligations of each Investor to purchase and pay for the Purchased Shares and to perform its obligations under this Agreement are subject to the satisfaction or waiver (other than a waiver of any condition set forth in Section 4.06) by the Investor, on or before such Closing Date, of the following conditions:

Section 4.01  Representations and Warranties to be True and Correct. The representations and warranties contained in Article 2 were true and correct in all material respects as of the date of this Agreement and are true and correct at and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except to the extent such representations and warranties are limited expressly to an earlier date, in which case such representations and warranties were accurate on and as of such date), and a duly authorized officer of the Company has certified such compliance to the Investor in writing on its behalf.

Section 4.02  Performance. The Company has performed and complied in all material respects with each of its obligations contained herein required to be performed or complied with by it prior to or at the Closing Date, and a duly authorized officer of the Company has certified such compliance to the Investor in writing on its behalf.

Section 4.03  Audited Statements. The Company shall have provided the Investor with consolidated financial statements prepared in accordance with GAAP and the Exchange Act audited by Crowe Horwath LLP as of and for the year ended December 31, 2009 (the “2009 Audited Statements”).

Section 4.04  No Material Adverse Change. Since December 31, 2009, there has not been any Material Adverse Effect.

Section 4.05  Corporate Approvals; Shareholder Approval. All corporate approvals to be taken by the Company in connection with the Merger and the Private Placement (including the Transaction) shall have been obtained and remain in full force and effect. The Corporation’s shareholders shall have approved the Company’s Amended and Restated Articles of Incorporation in the form of Schedule II hereto, and such Amended and Restated Articles of Incorporation shall have been filed with the Florida Secretary of State and be in full force and effect. The Requisite Shareholder Vote shall have been obtained with respect to approval of the Private Placement (including the Transaction).

Section 4.06  Closing of Mergers. Both of the Mergers shall have been completed and each Merger Effective Time shall have occurred prior to the Closing.

Section 4.07  Regulatory Approvals.

(a)  The Investors have received a true and complete copy of the Merger Agreement. Solely as a result of the consummation of the Private Placement and the Merger, other than CapGen, the purchase of the Purchased Shares shall not cause any Investor to be deemed to own, control or have the power to vote securities which would represent more than 9.9% of the voting securities of the Company outstanding at such time.

(b)  CapGen has received all regulatory approvals necessary to complete the Transaction, including (A) approval of the Investor Regulatory Application and (B) the prior consent, approval, authorization, clearance, exemption, waiver or similar act from the applicable Regulatory Authorities and the receipt of a letter or other advice acceptable to the Investors from a nationally recognized public accounting firm to the effect that the Investors’ investment in the Company would not be deemed or construed to be an ownership of more than 49.9% for GAAP or regulatory accounting or capital purposes of the applicable Regulatory Authorities, and will not require (i) consolidation of any Investor or its controlling persons with the Company and the Bank, (ii) the marking to market of the Company’s assets or liabilities to a fair market basis as of or as a result of the Transaction, and (iii) that the Investor and the Company will

C-3-18

be “well-capitalized” for all purposes of the applicable Regulatory Authorities immediately following the Transaction; (C) all notice and waiting periods required by law to pass have passed without adverse action; and (D) no orders or actions of any Governmental Authority enjoining, restraining, prohibiting or invalidating the Transaction have been issued and remain in effect or are unstayed.

(c)  Except as described in Section 2.07(a), no Regulatory Authority has (i) asserted a violation or noncompliance of any Enforcement Action; (ii) revoked or restricted any permits held by the Company or any of the Subsidiaries; or (iii) issued, or required the Company or any of the Subsidiaries to consent to the issuance or adoption of, a cease and desist order, formal agreement, directive, commitment or memorandum of understanding, or any board resolution or similar undertaking, that, in the reasonable estimation of the Investor, restricts or materially affects the conduct of the business or future prospects of the Company or such Subsidiary.

Section 4.08  Registration Rights Agreement. The Registration Rights Agreement has been executed and delivered simultaneously with this Agreement, in substantially the form attached as Schedule III, and will be effective and in full force and effect upon the Closing.

Section 4.09  Sales of Shares. At the Closing, the Company shall concurrently sell to all Investors, including CapGen, Common Stock in the Private Placement in the aggregate amount of $30 million, in each case, at a purchase price per share of $10.00, in accordance with the terms of this Agreement.

Section 4.10  Legal Opinion. The Investors shall have received an opinion of counsel, dated as of the Closing Date and addressed to the Investors, in such form and substance as are customary for transactions of this type.

Section 4.11  No Suspensions of Trading in Common Stock; Listing. The Common Stock, including the Purchased Shares, (i) shall be designated for listing and quotation on the Nasdaq Stock Market and (ii) shall not have been suspended, as of the Closing Date, by the SEC or the Nasdaq Stock Market from trading on the Nasdaq Stock Market nor shall suspension by the SEC or the Nasdaq Stock Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Nasdaq Stock Market or (B) by falling below the minimum listing maintenance requirements of the Nasdaq Stock Market, in each case, excluding intraday suspensions of trading by the Nasdaq Stock Market.

ARTICLE 5
CONDITIONS TO THE OBLIGATIONS
OF THE COMPANY

The obligations of the Company to issue and sell the Purchased Shares to the Investors and to perform its obligations under this Agreement are subject to the satisfaction or waiver by the Company, on or before such Closing Date, of the following conditions:

Section 5.01  Representations and Warranties to be True and Correct. The representations and warranties contained in Article 3 are true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

Section 5.02  Performance. Each Investor has performed and complied in all material respects with all agreements contained herein required to be performed or complied with by it prior to or at the Closing Date.

ARTICLE 6
COVENANTS

Section 6.01  Reasonable Best Efforts. Each party and its officers and directors shall use their reasonable best efforts to take, or cause to be taken, all actions necessary or desirable to consummate and make effective the Transaction as promptly as practicable. The Company and its directors and officers shall use their reasonable best efforts to obtain all necessary approvals of the Mergers (including approvals of shareholders and Regulatory Authorities) and complete the Mergers as expeditiously as possible. If requested by an Investor, the Company shall provide the Investors and its counsel with copies of all applications, filings, notices to, and correspondence with all Governmental Authorities as well as Nasdaq in connection with the Mergers and the Transaction, all of which shall be held, to the extent of information marked as “confidential” therein, confidential by the Investors.

C-3-19

Section 6.02  Filings and Other Actions.

(a)  Each Investor other than CapGen, with respect to itself only, on the one hand, and the Company, on the other hand, will cooperate and consult with the other and use reasonable best efforts to provide all necessary and customary information and data, to prepare and file all necessary and customary documentation, to provide evidence of non-control of the Company and the Bank, including executing and delivering to the applicable Governmental Authorities passivity and disassociation commitments and commitments not to act in concert with respect to the Company or the Bank (the “Commitments”) in the forms customary for transactions similar to the Private Placement (including the Transaction) contemplated hereby, and to effect all necessary and customary applications, notices, petitions, filings and other documents, and to obtain all necessary and customary permits, consents, orders, approvals and authorizations of, or any exemption by, all third parties and Governmental Authorities, and the expiration or termination of any applicable waiting period, in each case, (i) necessary or advisable to consummate the transactions contemplated by this Agreement, and to perform the covenants contemplated by this Agreement, including the Agreements attached as Exhibits hereto and (ii) with respect to each Investor, to the extent typically provided by such Investor to such third parties or Governmental Authorities, as applicable, under such Investor’s policies consistently applied and subject to such confidentiality requests as such Investor may reasonably seek. Notwithstanding the immediately preceding sentence, the Investor shall not be required to provide information on its investors solely in their capacities as limited partners or other similar passive equity investors, and shall be entitled to request confidential treatment from any Governmental Authority and not disclose to the Company any information that is confidential and proprietary to the Investor. Each party shall execute and deliver both before and after the Closing such further certificates, agreements, documents and other instruments and take such other actions as the other parties may reasonably request to consummate or implement such transactions or to evidence such events or matters, subject, in each case, to clauses (i) and (ii) of the first sentence of this Section 6.02(a). Each Investor and the Company will have the right to review in advance, and to the extent practicable each will consult with the other, in each case subject to applicable laws relating to the exchange of information, all the information relating to such other party, and any of their respective Affiliates, which appears in any filing made with, or written materials submitted to, any third party or any Governmental Authority in connection with the transactions to which it will be party contemplated by this Agreement; provided, however, that (i) no Investor shall have the right to review any such information relating to another Investor and (ii) an Investor shall not be required to disclose to the Company any information that is confidential and proprietary to such Investor. Each party hereto agrees to keep the other party apprised of the status of matters referred to in this Section 6.02(a). Each Investor shall promptly furnish the Company, and the Company shall promptly furnish each Investor, to the extent permitted by applicable law, with copies of written communications received by it or its Subsidiaries from, or delivered by any of the foregoing to, any Governmental Authority in respect of the transactions contemplated by this Agreement.

(b)  Each Investor, on the one hand, agrees to furnish the Company, and the Company, on the other hand, agrees, upon request, to furnish to each Investor, all information concerning itself, its Affiliates, directors, officers, general partners and managing members and such other matters as may be reasonably necessary or advisable in connection with the proxy statement in connection with any such stockholders’ meeting at which the Shareholder Approvals are sought.

(c)  To the extent the Company receives any confidential information under this Section 6.02, the Company shall not, and shall cause its employees, representatives and agents not to, use, duplicate or disclose, in whole or in part, or permit the use, duplication or disclosure of, any of such information in any manner whatsoever. The Company shall be responsible for any breach of this Section 6.02 by any of its employees, representatives and agents. All information furnished or disclosed pursuant to this Section 6.02 shall remain the sole property of the disclosing Investor.

Section 6.03  Corporate Approvals; Takeover Laws. The Company shall obtain all corporate approvals necessary for this Agreement and the Private Placement (including the Transaction). The Company shall take all reasonable steps to exclude the applicability of, or to assist in any challenge to the validity or applicability to the Private Placement (including the Transaction) of, any Takeover Laws.

C-3-20

Section 6.04  Shareholder Approvals.

(a)  The Company’s Board of Directors shall recommend that the Company’s shareholders approve the Private Placement (including the Transaction) and the amendment and restatement of the Company’s Articles of Incorporation as provided herein (the “Proposals”), and shall not withdraw such recommendations.

(b)  As promptly as practicable following the date of this Agreement, the Company shall call a special meeting of its shareholders (the “Shareholders’ Meeting”) for the purpose of obtaining the Requisite Shareholder Vote in connection with this Agreement and the Proposals and shall use its reasonable best efforts to cause such Shareholders’ Meeting to occur as promptly as reasonably practicable and no later than forty (40) days after the Company’s Registration Statement (as defined below) is declared effective by the SEC. The Proxy Statement shall include the Company Board Recommendation and the Board (and all applicable committees thereof) shall use its reasonable best efforts to obtain from the Company’s shareholders the Requisite Shareholder Vote in favor of the approval of the Proposals (individually and collectively, the “Shareholder Approvals”).

(c)  If on the date for which the Shareholders’ Meeting is scheduled (the “Original Date”), the Company has not received proxies representing a sufficient number of votes to approve the Proposals, whether or not a quorum is present, the Investor shall have the right to require the Company, and the Company shall have the right, to postpone or adjourn the Shareholders’ Meeting to a date that shall not be more than 45 days after the Original Date. If the Company continues not to receive proxies representing a sufficient number of votes to approve the Proposals, whether or not a quorum is present, the Investor shall have the right to require the Company to, and the Company may, make one or more successive postponements or adjournments of the Shareholders’ Meeting as long as the date of the Shareholders’ Meeting is not postponed or adjourned more than an aggregate of 45 days from the Original Date in reliance on this Section 6.04(c). In the event that the Shareholders’ Meeting is adjourned or postponed as a result of Applicable Law, including the need to disseminate to Company shareholders any amendments or supplements to the Proxy Statement, any days resulting from such adjournment or postponement shall not be included for purposes of the calculations of the number of days pursuant to this subsection.

Section 6.05  Proxy Statement; Other Filings. As promptly as reasonably practicable after the date of this Agreement (but in any event on or prior to the date the Registration Statement is required to be filed under the Merger Agreement), (a) the Company shall prepare and file with the SEC, subject to the prior review and approval of CapGen (which approval shall not be unreasonably delayed, conditioned or withheld), a letter to shareholders, notice of meeting, proxy statement and form of proxy that will be provided to shareholders of the Company in connection with seeking the Shareholder Approvals of the Proposals (including any amendments or supplements) at the Shareholders’ Meeting and any schedules required to be filed with the SEC in connection therewith (collectively, the “Proxy Statement”) and a registration statement on Form S-4 (the “Registration Statement”) registering shares of Company Common Stock issuable in the Merger; and (b) the Company shall, or shall cause its affiliates to, prepare and file with the SEC any other document to be filed with the SEC in connection with the Merger or other filings (the “Other Filings”) as required by the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder. None of the information supplied or to be supplied by the Company or the respective Investors expressly for inclusion or incorporation by reference in the Proxy Statement or the Registration Statement will, at the time it is filed with the SEC, on the date it is first mailed to the Company’s shareholders, or at the time of the Shareholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by the Company or the Investor expressly for inclusion or incorporation by reference in each of the Other Filings will, as of the date it is filed, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement and the Other Filings will comply as to form in all material respects with the requirements of the Securities Act and the Exchange Act. Each of the Company and each Investor shall obtain and furnish the information concerning itself and its Affiliates

C-3-21

required to be included in the Proxy Statement and, to the extent applicable, the Registration Statement and the Other Filings. The Company shall use its reasonable best efforts to (i) respond as promptly as reasonably practicable to any comments received from the SEC with respect to the Proxy Statement, the Registration Statement and the Other Filings and (iii) seek to have the Proxy Statement and the Registration Statement to be declared definitive and effective by the SEC, respectively, at the earliest reasonably practicable date. The Company shall promptly notify the Investors upon the receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement or the Other Filings (but not the substance of such comments or requests, except to the extent such comments or requests relate to information regarding the Investor) and shall provide CapGen, and upon request to any other Investor, confidentially copies of all correspondence between it, on the one hand, and the SEC and its staff, on the other hand, relating to the Proxy Statement or the Other Filings. If, at any time prior to the Shareholders’ Meeting, any information relating to the Company or such Investor, or any of their respective Affiliates, directors or officers should be discovered by the Company or any Investor, which should be set forth in an amendment or supplement to the Proxy Statement, the Registration Statement or the Other Filings so that the Proxy Statement, the Registration Statement or the Other Filings shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other party, and an appropriate amendment or supplement describing such information shall be filed by the Company with the SEC and, to the extent required by Applicable Law, disseminated to the shareholders of the Company and to shareholders of ABI, as appropriate. Notwithstanding anything to the contrary stated above, prior to filing or mailing the Proxy Statement, the Registration Statement or filing the Other Filings (or, in each case, any amendment or supplement thereto) or responding to any comments of the SEC or its staff with respect thereto, the Company shall provide CapGen, and to the extent it involves disclosure regarding any other Investor, such other Investor shall be provided upon request insofar as it relates to such Investor a reasonable opportunity to review and comment on such document or response insofar as it relates to such Investor and shall include in such document or response comments reasonably proposed by CapGen or other Investors, as applicable.

Section 6.06  Registration Rights. The Company and the Investor shall execute and deliver upon the execution and delivery of this Agreement, the Registration Rights Agreement in substantially the form attached as Schedule III, and the Registration Rights Agreement shall become effective as of the Closing.

Section 6.07  Board Matters.

(a)  Prior to the Closing Date, the Company shall expand the Board by one director, and cause the Nominating and Corporate Governance Committee of the Board to nominate, and the Nominating and Corporate Governance Committee of the Board shall have nominated and appointed, subject to the Closing, a designee of CapGen as a director of the Company to fill, effective as of the Closing, the vacancy created by such expansion of the Board. Such designee shall be in addition to John Rose, who currently serves as a director of the Company. For so long as CapGen or any of its affiliates owns more than 10% of the Company’s outstanding Common Stock, and subject to satisfaction of all legal and governance requirements applicable to all Board members regarding service as a director of the Company, the Company shall cause the nomination of two persons designated by CapGen for election to the Board at each annual meeting at which the term of the director designated by CapGen expires, or upon the death, resignation, removal or disqualification of such director, if earlier. CapGen shall provide written notice of such designees to the Company, together with any information pertaining to the nominated persons reasonably requested by the Company. Upon receipt of such notice and information, the Company shall do, or cause to be done, all things, and take, or cause to be taken, all actions necessary to cause such persons to be elected as members of the Company’s Board as soon thereafter as reasonably practicable. The Company shall also elect CapGen’s designees to the Bank’s board of directors and to the board of directors of any other subsidiary requested by the Investor.

(b)  CapGen’s designee as a Company director shall provide the Company with a directors’ and officers’ questionnaire and provide such other background information as ordinarily requested by the Company from time to time of its other directors and officers.

C-3-22

(c)  The Company shall waive any equity ownership requirements in connection with CapGen’s designee and serving as director of the Company and the Bank based upon the Investor’s holdings of shares of Company Common Stock.

(d)  The Company shall waive, or exempt CapGen’s designee from, any Florida residence requirements in its bylaws or other applicable policies.

Section 6.08  Restricted Shares.

(a)  Each Investor acknowledges and agrees that there are substantial restrictions on the transferability of the Purchased Shares. Each Investor further understands and agrees that the Purchased Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or pursuant to an exemption therefrom.

(b)  Notwithstanding any other provision of this Article VI, each Investor covenants that the Purchased Shares may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state, federal or foreign securities laws. In connection with any transfer of the Purchased Shares other than (i) pursuant to an effective registration statement, (ii) to the Company or (iii) pursuant to Rule 144, provided that the transferor provides the Company with reasonable assurances (in the form of seller and broker representation letters) that such securities may be sold pursuant to such rule, the Company may require the transferor thereof to provide to the Company and the Transfer Agent, at the transferor’s expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Company and the Transfer Agent, the form and substance of which opinion shall be reasonably satisfactory to the Company and the Transfer Agent, to the effect that such transfer does not require registration of such transferred Purchased Shares under the Securities Act. As a condition of transfer (other than pursuant to clauses (i), (ii) or (iii) of the preceding sentence), any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of the transferring Investor under this Agreement and the Registration Rights Agreement with respect to such transferred Purchased Shares.

(c)  Each Investor covenants that it will not knowingly make any sale, transfer, or other disposition of any Purchased Shares, or engage in hedging transactions with respect to such Purchased Shares, in violation of the Securities Act (including Regulation S) or the Exchange Act.

(d)  Each Investor acknowledges and agrees that: (a) each certificate evidencing the Purchased Shares will bear a legend to the effect set forth below; and (b) except to the extent such restrictions are waived by the Company, neither shall transfer any Purchased Shares represented by any such certificate without complying with the restrictions on transfer described in the legend endorsed on such certificate, as follows and which shall be delivered also as instructions to the Company’s transfer agent:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR IN COMPLIANCE WITH RULE 144 THEREUNDER, UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

(e)  The restrictive legend set forth in Section 6.08(d) above shall be removed and the Company shall issue a certificate without such restrictive legend or any other restrictive legend to the holder of the applicable Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC, if (i) such Purchased Shares are registered for resale under the Securities Act, (ii) such Purchased Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Purchased Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such securities and without volume

C-3-23

or manner-of-sale restrictions. Following the earlier of (i) the effective date of the registration statement registering such Purchased Shares for resale (the “Resale Registration Statement”) or (ii) Rule 144 becoming available for the resale of Purchased Shares, without the requirement for the Company to be in compliance with the current public information required under 144(c)(1) (or Rule 144(i)(2), if applicable) as to the Purchased Shares and without volume or manner-of-sale restrictions, the Company shall, upon delivery of appropriate documentation by the Holder, instruct the Transfer Agent at the Company’s expense, to remove the legend from the Purchased Shares. If a legend is no longer required pursuant to the foregoing, the Company will no later than 3 Trading Days following the delivery by a Holder to the Company or the Transfer Agent (with notice to the Company) of a legended certificate or instrument representing such Purchased Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) and a representation letter to the extent required by Section 6.08(b), (such third Trading Day, the “Legend Removal Date”) deliver or cause to be delivered to such Investor a certificate or instrument (as the case may be) representing such Purchased Shares that is free from all restrictive legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 6.08(e). Certificates for Purchased Shares free from all restrictive legends may be transmitted by the Transfer Agent to the Investors by crediting the account of the Investor’s prime broker with DTC as directed by such Investor.

Each Investor hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Purchased Shares or any interest therein without complying with the requirements of the Securities Act and the rules and regulations promulgated thereunder. Except as otherwise provided below, while the Resale Registration Statement remains effective, each Investor hereunder may sell the Purchased Shares in accordance with the plan of distribution contained in the Resale Registration Statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available or unless the Purchased Shares are sold pursuant to Rule 144. Each Investor, severally and not jointly with the other Investors, agrees that if it is notified by the Company in writing at any time that the Resale Registration Statement registering the resale of the Purchased Shares is not effective or that the prospectus included in such Resale Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, the Investor will refrain from selling such Purchased Shares until such time as the Investor is notified by the Company that such Resale Registration Statement is effective or such prospectus is compliant with Section 10 of the Exchange Act, unless such Investor is able to, and does, sell such Purchased Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act.

Section 6.09  Information, Access and Confidentiality.

(a)  From the date of this Agreement until the date when the Investor Percentage Interest is less than 5%, the Company shall, and will cause each of the Subsidiaries to, give the Investor and its representatives (including, without limitation, officers and employees of the Investor, and counsel, accountants, investment bankers, potential lenders and other professionals retained by the Investor) full access during normal business hours to all of their properties, books and records (including, without limitation, tax returns and appropriate work papers of independent auditors under normal professional courtesy, but excluding those books and records that under Applicable Laws, or under confidentiality agreements, are required to be kept confidential) and to knowledgeable personnel of the Company and to such other information as the Investor may reasonably request.

(b)  The Investor shall, and shall cause its representatives to, hold all material nonpublic information received as a result of its access to the properties, books and records of the Company or the Subsidiaries in confidence, except to the extent that information (i) is or becomes available to the public (other than through a breach of this Agreement), (ii) becomes available to the Investor or its representatives from a third party that, insofar as the Investor is aware, is not under an obligation to the Company or to a Subsidiary to keep the information confidential, (iii) was known to the Investor or its representatives before it was made available to the Investor or its representative by the Company or a Subsidiary, or (iv) otherwise is independently developed by the Investor or its representatives. The Investor shall, at the Company’s request made at any time after the termination of this Agreement

C-3-24

without the Closing having occurred, deliver to the Company all documents and other material nonpublic information obtained by the Investor or its representatives from the Company or its Subsidiaries, or certify that such material has been destroyed by the Investor. The Investor acknowledges that it is aware of, and will comply with, applicable restrictions on the use of material nonpublic information with respect to the Company and its Subsidiaries imposed by the United States. federal securities laws. Any examination or investigation made by the Investor, its representatives or any other persons as contemplated by this Section 6.09 shall not affect any of the representations and warranties hereunder.

Section 6.10  Conduct of Business Prior to Closing. Except as otherwise expressly contemplated or permitted by this Agreement or with the prior written consent of CapGen (which consent shall not be unreasonably withheld or delayed) (which is a separate right granted to CapGen for itself and no other Investor), during the period from the date of this Agreement to the Closing Date, the Company shall, and shall cause each Subsidiary to, (a) conduct its business only in the usual, regular and ordinary course consistent with past practice; and (b) take no action that would reasonably be expected to adversely affect or delay the receipt of any Regulatory Authority or shareholder approvals required to consummate the Mergers or the Transaction.

Section 6.11  Company Forbearances. Except as expressly contemplated or permitted by this Agreement, during the period from the date of this Agreement to the Closing, the Company shall not, and shall not permit any Subsidiary to, without the prior written consent of CapGen (which is a separate right granted to CapGen for itself and no other Investor):

(a)  declare or pay any dividends or distributions on its capital stock except for dividends declared and payable on Company Common Stock at the same times and amounts as have been paid in 2009, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or other equity interest or any securities or obligations convertible into or exchangeable for any shares of its capital stock or other equity interest or stock appreciation rights or grant any person any right to acquire any shares of its capital stock or other equity interest, other than (i) dividends paid by any wholly-owned Subsidiaries, and (ii) directors’ fees paid in Company Common Stock in accordance with prior practices as set forth in Section 6.11(a) of the Disclosure Schedule;

(b)  issue or commit to issue any additional shares of capital stock or other equity interest, or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any additional shares of capital stock or other equity interest (except (i) options, restricted stock or other equity grants approved by the Board or the Organization and Compensation Committee of the Board under the Company’s equity incentive plans in accordance with past practice, (ii) pursuant to the exercise of outstanding options, (iii) pursuant to the terms of the Merger Agreement or (iv) shares of Common Stock for an aggregate of $30 million to the Investors (including approximately $19.6 million to CapGen) as provided herein;

(c)  amend the articles of incorporation, bylaws or other governing instruments of the Company or any Subsidiary, except that the Company shall adopt and use its best efforts to obtain shareholder approval of the Amended and Restated Articles of Incorporation attached as Schedule II hereto and amend and restate the Company’s bylaws as provided in Schedule II or other governing instruments under the request or with the consent of the Investor;

(d)  incur any additional debt obligation or other obligation for borrowed money except in the ordinary course of the business of the Subsidiaries consistent with past practices (which shall include, for the Subsidiaries that are depository institutions, creation of deposit liabilities, purchases of federal funds, sales of certificates of deposit, advances from Federal Home Loan Bank of Atlanta or the Federal Reserve Bank of Atlanta and entry into repurchase agreements fully secured by U.S. government or agency securities), or impose, or suffer the imposition, on any share of stock held by the Company or any Subsidiary of any lien or permit any such lien to exist;

(e)  adjust, split, combine or reclassify any capital stock of the Company or any Subsidiary or issue or authorize the issuance of any other securities with respect to or in substitution for shares of its capital stock or sell, lease, mortgage or otherwise encumber any shares of capital stock of any Subsidiary or any

C-3-25

asset of the Company or any Subsidiary other than in the ordinary course of business as permitted by Section 6.11(d) for reasonable and adequate consideration;

(f)  acquire any direct or indirect equity interest in any person, other than in connection with (a) foreclosures in the ordinary course of business and (b) holdings of securities solely in its fiduciary capacity;

(g)  grant any increase in compensation or benefits to the directors, officers or employees of the Company or any Subsidiary, except in accordance with past practices previously disclosed; pay any bonus except in accordance with past practices and pursuant to the provisions of an applicable program or plan adopted by the Board prior to the date of this Agreement as previously disclosed; or, enter into or amend, except to waive or eliminate any provision that would deem the acquisition of the Purchased Shares by the Investors or that any other aspect of the Transactions are a change in control under, any severance or change in control agreements with directors, officers or employees of the Company or any Subsidiary;

(h)  enter into or amend any employment agreement between the Company or any Subsidiary and any person (unless such amendment is required by Applicable Law) that the Company does not have the unconditional right to terminate without liability (other than liability for services already rendered), at any time on or after the Closing;

(i)  adopt any new employee benefit plan or employee benefits of the Company or any Subsidiary or make any material change in or to any existing employee benefit plans or employee benefits of the Company or any Subsidiary, other than any such change that is required by Applicable Law or that, in the opinion of counsel, is necessary or advisable to maintain the tax qualified status of any such plan, or is required under the terms of the Merger Agreement;

(j)  make any material change in any accounting methods or systems of internal accounting controls, except as may be appropriate to conform to changes in GAAP or as required by any Regulatory Authority;

(k)  (a) commence any litigation other than in connection with collections of debt consistent with past practice, (b) settle any litigation involving any liability of the Company or any Subsidiary for money damages which individually or in the aggregate, exceed or impose restrictions upon the operations of the Company or any Subsidiary, or (c) modify, amend or terminate any material contract described in Section 2.14 or waive, release, compromise or assign any material rights or claims;

(l)  enter into any material transaction not in the ordinary course of business, or not consistent with safe and sound banking practices or Applicable Law;

(m)  fail to file timely any report required to be filed by it with any Regulatory Authority, including the SEC;

(n)  make any loan or advance to any 5% or greater shareholder, director or officer of the Company or any of the Subsidiaries, or any member of the immediate family of the foregoing, or any Related Interest or any affiliate of any of the foregoing, except for renewals of any loan or advance outstanding as of the date of this Agreement on terms and conditions substantially similar to the original loan or advance;

(o)  cancel without payment in full, or modify in any material respect any agreement relating to, any loan or other obligation receivable from any 5% shareholder, director or officer of the Company or any Subsidiary or any member of the immediate family of the foregoing, or any Related Interest or any affiliate of any of the foregoing;

(p)  enter into any agreement for services or otherwise with any 5% shareholders, directors, officers or employees of the Company or any Subsidiary or any member of the immediate family of the foregoing, or any Related Interest or any affiliate of any of the foregoing;

C-3-26

(q)  modify, amend or terminate any material contract described in Section 2.14 or waive, release, compromise or assign any material rights or claims, except in the ordinary course of business consistent with past practice and for fair consideration;

(r)  close any banking office where a notice of such closure is required under Section 42 of the Federal Deposit Insurance Act, as amended (the “FDI Act”) and applicable regulations thereunder;

(s)  except as required by Applicable Law or as required by applicable Regulatory Authority, change its or any of the Subsidiaries’ lending, investment, liability management and other material banking policies in any material respect;

(t)  take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Law, or fail to take all necessary steps within its control to exempt (or ensure the continued exemption of) the Transactions from, or if necessary challenge the validity or applicability of, any applicable Takeover Law, as now or hereafter in effect;

(u)  make or renew any loan or extension of credit to any person (including, in the case of an individual, his or her immediate family) or to any Related Interest or otherwise, except in accordance with the Bank’s policies, Applicable Law and the MOU;

(v)  increase or decrease the rates of interest paid on deposits or increase the amount of brokered or internet deposits, except consistent with the Bank’s past practices;

(w)  purchase or otherwise acquire any investment securities for its own account, except in accordance with the Bank’s policies, including its asset/liability policy, and in accordance with Applicable Law and the MOU;

(x)  except for OREO reflected on the books of the Company or the Bank as of the date hereof, the sale of which will not result in a loss, individually or in the aggregate of $100,000 or more, sell, transfer, convey or otherwise dispose of any real property or other assets or interests therein having a book value individually or in the aggregate in excess of or in exchange for consideration in excess of, $100,000 without prior Board approval, and in accordance with the Company’s policies, Applicable Law and the MOU;

(y)  make or commit to make any capital expenditures in excess of $100,000, individually or in the aggregate, without prior Board approval; or

(z)  agree to, or make any commitment to, take any of the actions prohibited by this Section 6.11.

Section 6.12  Investor Call. CapGen will issue the Investor Call to its investors 10 days after receipt of the last approval of the Regulatory Authorities needed for Closing of the Mergers and the Transaction, or at such other later date and time as may agreed upon by CapGen and the Company.

Section 6.13  Press Releases; Public Disclosure.

(a)  The Company and CapGen shall consult with each other before issuing any press release with respect to the Transaction or this Agreement and shall not issue any such press release or make any such public statements without the prior consent of the other, which consent shall not be unreasonably withheld or delayed; provided, however, that the Company may, without the prior consent of CapGen (but after such consultation, to the extent practicable in the circumstances), issue such press release or make such public statements or filings as may be required by Applicable Law or the Nasdaq Stock Market.

(b)  Subject to each party’s disclosure obligations imposed by law or regulation or the Nasdaq Stock Market rules applicable to the Company, each of the parties hereto will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement and any of the transactions contemplated by this Agreement, and neither the Company nor any Investor will make any such news release or public disclosure without first notifying the other, and, in each case, also receiving the other’s consent (which shall not be unreasonably withheld or delayed), provided that nothing in this Section 6.13 shall prevent the Company from making timely
C-3-27

disclosures under the Securities Act, the Exchange Act and the Nasdaq Stock Market rules. CapGen authorizes the Company to publicly disclose its name but otherwise no such public disclosure of an Investor or its investment advisor will be made by the Company, except to the extent required by applicable law or authorized in writing by such Investor, and to all applicable Governmental Authorities and the Nasdaq Stock Market. The Company and each Investor agree that within one business day following the Closing, the Company shall publicly disclose the closing of the transactions contemplated by this Agreement including the Private Placement and the Merger. From and after such disclosure, except to the extent an Investor has requested and received material non-public information from the Company after the date hereof, no Investor (other than CapGen) shall be in possession of any material, non-public information received from the Company in connection with the Transaction (including the Private Placement). On or before 9:00 A.M. New York City time, on the second business day immediately following the Closing Date, the Company will file a Current Report on Form 8-K with the SEC describing the Mergers, if applicable, and the terms of this Agreement.

(c)  By 9:00 A.M., New York City time, on the Business Day immediately following execution of this Agreement, the Company shall issue one or more press releases (collectively, the “Press Release”) disclosing all material terms of the transactions contemplated hereby (including the Private Placement and the Mergers). On or before 9:00 A.M., New York City time, on the fourth Business Day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K with the SEC describing the terms of the Private Placement Documents and the Merger Agreement (and including as exhibits to such Current Report on Form 8-K the material Private Placement Documents, including, without limitation, this Agreement, the Registration Rights Agreement and the Merger Agreement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor or any affiliate or investment adviser of the Investor, or include the name of the Investor or any affiliate or investment adviser of the Investor in any press release or in any filing with the SEC (other than a Registration Statement or Resale Registration Statement) or any regulatory agency or Nasdaq Stock Market, without the prior written consent of the Investor, except (i) as required by the federal securities laws and (ii) to the extent such disclosure is required by law, at the request of applicable Governmental Authorities or the Nasdaq Stock Market. From and after the issuance of the Press Release and the issuance of the Company’s earnings release for the quarter ended March 31, 2010, the Investors (other than CapGen) shall not be in possession of any material, non-public information received from the Company, any Subsidiary or any of their respective officers, directors or employees.

ARTICLE 7
OTHER AGREEMENTS

Section 7.01  Bank Holding Company Status. Solely as a result of the consummation of the Private Placement and the Merger, no Investor other than CapGen shall exercise “control” for purposes of the BHCA or the Change in Bank Control Act, of the Company or the Bank.

Section 7.02  Preemptive Rights. (a)  If the Company offers to sell Covered Securities (as defined below) in a public or private offering of Covered Securities solely for cash any time during a period of 24 months commencing on the Closing Date (a “Qualified Offering”), each Investor shall be afforded the opportunity to acquire from the Company, for the same price and on the same terms as such Covered Securities are offered, in the aggregate up to the amount of Covered Securities required to enable it to maintain its Investor Percentage Interest. “Investor Percentage Interest” means, as of any date of determination, the percentage equal to (A) the aggregate number of shares of Common Stock beneficially owned by the Investor as of the date of determination divided by (B) the total number of outstanding shares of Common Stock as of such date. “Covered Securities” means Common Stock and any rights, options or warrants to purchase or securities convertible into or exercisable or exchangeable for Common Stock, other than securities that are (A) issued by the Company pursuant to any employment contract, employee incentive or benefit plan, stock purchase plan, stock ownership plan, stock option or equity compensation plan or other similar plan where stock is being issued or offered to a trust, other entity to or for the benefit of any employees, consultants, officers or directors of the Company, (B) issued by the Company in connection with a business combination or other merger, acquisition or disposition transaction, partnership, joint venture,

C-3-28

strategic alliance or investment by the Company or similar non-capital raising transaction, or (C) issued as a dividend or in connection with a dividend reinvestment or stockholder purchase plan.

(b)  Prior to making any Qualified Offering of Covered Securities, the Company shall give the Investor written notice at the address shown on each Investor’s signature page hereto of its intention to make such an offering, describing, to the extent then known, the anticipated amount of securities, and other material terms then known to the Company upon which the Company proposes to offer the same (such notice, a “Qualified Offering Notice”). The Investor shall then have 10 days after receipt of the Qualified Offering Notice (the “Offer Period”) to notify the Company in writing that it intends to exercise such preemptive right and as to the amount of Covered Securities the Investor desires to purchase, up to the maximum amount calculated pursuant to Section 7.02(a) (the “Designated Securities”). Such notice constitutes a non-binding indication of interest of the Investor to purchase the amount of Designated Securities specified by the Investor (or a proportionately lesser amount if the amount of Covered Securities to be offered in such Qualified Offering is subsequently reduced) at the price (or range of prices) established in the Qualified Offering and other terms set forth in the Company’s notice to it. The failure to respond during the Offer Period constitutes a waiver of its preemptive right in respect of such offering. The sale of the Covered Securities in the Qualified Offering, including any Designated Securities, shall be closed not later than 30 days after the end of the Offer Period except as to any Investor that requires prior approval of the Federal Reserve and/or other Governmental Authorities, in which case the closing of any the sale of Covered Securities to such Investor shall occur as soon as practicable following the receipt of all necessary Governmental Authority approvals and the expiration of statutory waiting periods. The Covered Securities to be sold to other investors in such Qualified Offering shall be sold at a price not less than, and upon terms no more favorable to such other investors than, those specified in the Qualified Offering Notice. If the Company does not consummate the sale of Covered Securities to other investors within such 30-day period (excluding Investors that require prior approval of the Federal Reserve and/or other Governmental Authorities), the right provided hereunder shall be revived and such securities shall not be offered unless first reoffered to the Investors in accordance herewith. Notwithstanding anything to the contrary set forth herein and unless otherwise agreed by the Investor, by not later than the end of such 30-day period, the Company shall either confirm in writing to the Investor that the Qualified Offering has been abandoned or shall publicly disclose its intention to issue the Covered Securities in the Qualified Offering, in either case in such a manner that the Investor will not be in possession of any material, non-public information thereafter.

(c)  If the Investor exercises its preemptive right provided in this Section 7.02 with respect to a Qualified Offering that is an underwritten public offering or an offering made to qualified institutional buyers (as such term is defined in SEC Rule 144A under the Securities Act) for resale pursuant to Rule 144A under the Securities Act (a “Rule 144A offering”), a private placement or other offering, whether not registered under the Securities Act, the Company shall offer and sell the Investor, if any such offering is consummated, the Designated Securities (as adjusted, upward to reflect the actual size of such offering when priced) at the same price as the Covered Securities are offered to third persons (not including the underwriters or the initial purchasers in a Rule 144A offering that is being reoffered by the initial purchasers) in such offering and shall provide written notice of such price upon the determination of such price.

(d)  Anything to the contrary in this Section 7.02 notwithstanding, the preemptive right to purchase Covered Securities granted by this Section 7.02 shall terminate as of and not be available any time after the date on which the Investor sells all of the Purchased Shares or any interest therein.

(e)  In addition to the pricing provision of Section 7.02(c), the Company will offer and sell the Designated Securities to the Investor upon terms and conditions not less favorable than the most favorable terms and conditions offered to other persons or entities in a Qualified Offering.

Section 7.03  Compensation Matters. Prior to the Closing, the Board (or, if appropriate, any committee thereof) shall adopt appropriate resolutions and take all other actions necessary and appropriate (including securing any necessary waivers or consents) to provide that the issuance of the Purchased Shares to the Investor as contemplated by this Agreement will not trigger any payment, termination or rights under any

C-3-29

“change of control” provision in any agreements to which the Company, the Bank or any of the Subsidiaries is a party, including any employment, “change in control,” severance or other compensatory agreements and any Benefit Plan, which results in payments to the counterparty, the acceleration or vesting of benefits or payments (including debt repayments).

Section 7.04  Reasonable Best Efforts. After the Closing Date, each party and its officers and directors shall use their respective reasonable best efforts to take, or cause to be taken, all further actions necessary or desirable to carry out the purposes of this Agreement and their respective covenants, agreements and obligations hereunder.

Section 7.05  Manner of Offerings. The Company will offer and issue the shares of Common Stock to Investors that are Accredited Investors in transactions exempt from registration under Section 4(2) of the Securities Act on terms and conditions, including price, no more favorable than provided to CapGen, without CapGen's prior written consent, following full disclosure of all such terms and conditions (including any side letters or other agreements, arrangement or understandings) to CapGen. If CapGen determines that the other Investors are receiving a more favorable price, or terms and conditions more favorable than those granted to the Investor hereby, the Company will cooperate with CapGen to provide CapGen with terms, conditions and rights in favor of CapGen no less favorable than those granted to any other Person in the Private Placement (including the Transaction). CapGen shall purchase its Purchased Shares at the same per share price being offered to the other Investors, and the complete terms and conditions of CapGen’s purchase of its Purchased Shares are set forth herein.

Section 7.06  Indemnification.

(a)  Indemnification of the Investor. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Investor and its directors, officers, shareholders, members, partners, employees and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title), each person who controls the Investor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, an “Investor Party”), from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in permitted settlements, court costs and reasonable attorneys’ fees of one counsel and costs of investigation that any such Investor Party may suffer or incur as a result of (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or (ii) any action instituted against an Investor Party in any capacity, by any shareholder of the Company who is not Investor Party or an affiliate of that Investor Party, with respect to any of the transactions contemplated by this Agreement or the Merger Agreement. The Company will not be liable to any Investor Party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Investor Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Private Placement Documents.

(b)  Conduct of Indemnification Proceedings. Promptly after receipt by any person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 7.06(a), such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of one counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially and adversely prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume

C-3-30

the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

ARTICLE 8
TERMINATION

Section 8.01  Methods of Termination. This Agreement may be terminated at any time prior to the Closing by:

(a)  the mutual written consent in writing of an Investor and the Company, but only as to the terminating Investor;

(b)  any Investor but only with respect to the terminating Investor or the Company if the Closing shall not have occurred by the December 31, 2010 (the “Termination Date”), provided, however, that the right to terminate this Agreement under this Section 8.01(b) shall not be available to any party whose breach of any representation or warranty or failure to perform any obligation under this Agreement shall have caused or resulted in the failure of the Closing;

(c)  any Investor, but only as to the terminating Investor, if the Shareholder Approvals are not received;

(d)  the Company if there has been a breach of any representation, warranty, covenant or agreement made by an Investor in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that Section 5.01 would not be satisfied and such breach or condition is not curable or, if curable, is not cured within the earlier of (i) 30 days after written notice thereof is given by the Company to the Investor and (ii) the Termination Date; provided that the Company is not then in breach of any representation, warranty, covenant, agreement or other obligation contained in this Agreement and, provided further, that such termination by the Company shall only be as to the breaching Investor;

(e)  an Investor if there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that Section 4.01 would not be satisfied and such breach or condition is not curable or, if curable, is not cured within the earlier of (i) 30 days after written notice thereof is given by the Investor to the Company and (ii) the Termination Date; provided that the terminating Investor is not then in material breach of any representation, warranty, covenant, agreement or other obligation contained in this Agreement and provided further that such termination by an Investor shall only be as to such Investor;

(f)  any Investor, if the Company has not sold an aggregate of $30 million of Common Stock to Investors hereunder; or

(g)  the Company or the Investor in writing at any time after any applicable Regulatory Authority has denied finally or requested the withdrawal of any application for approval of the Transaction or the Mergers.

C-3-31

(h)  CapGen, if other Investors which have committed $2.5 million or more to acquire Purchased Shares are no longer parties to this Agreement and replacement Investors do not enter into this Agreement within 45 days after the termination by such initial other Investor, in which case the other Investors may terminate this Agreement upon or following CapGen’s termination under this Section 8.01(h).

A termination by an Investor or by the Company with respect to one or more Investors, shall not effect a termination of this Agreement or the rights and obligations of the remaining parties to this Agreement, including each remaining Investor’s ability to terminate this Agreement.

Section 8.02  Effect of Termination.

(a)  In the event of termination pursuant to Section 8.01 hereof, and except as otherwise stated therein, written notice thereof shall be given to the other parties, and this Agreement shall terminate immediately and to the extent provided in Section 8.01 upon receipt of such notice (or as otherwise set forth in Section 8.01(d) and Section 8.01(e)), unless an extension is consented to in writing by the party having the right to terminate. If this Agreement is terminated as provided herein, this Agreement shall become void as and to the extent provided in Section 8.01, except that Section 7.06, this Section 8.02 and Article 9 shall survive any such termination; provided, however, that nothing herein shall relieve any breaching party from liability for an uncured willful breach of a representation, warranty, covenant, obligation or agreement giving rise to such termination.

(b)  In the event that this Agreement is terminated by or as to CapGen, then, except as provided in this Section 8.02(b), the Company shall, one Business Day after the date of such termination, pay to CapGen, by wire transfer of immediately available funds, the amount of $500,000 (the “Termination Fee”). The Termination Fee will not be payable upon termination of this Agreement only if (i) the Company’s Board has unanimously approved this Agreement and the Transaction contemplated herein and recommended that the Company’s shareholders vote to approve the Transaction and has not modified or rescinded such approval or modified or withdrawn such recommendation to the Company’s shareholders, (ii) the Company’s directors and officers have voted all their shares of Company Common Stock as provided in Section 2.28 pursuant to the Insider Shareholder Vote and (iii) CapGen has not received all necessary Regulatory Authority approvals needed for its investment in the Purchased Shares or CapGen breaches its obligations under Section 3.06 hereof, or the Company, notwithstanding the performance of its obligations to secure all requisite regulatory approvals for the Merger, has not received such regulatory approval. The Company acknowledges that this Section 8.02(b) is an integral part of the Transaction and is in recognition of the time, expense and efforts expended and to be expended by CapGen as the lead Investor, and that, without this Section 8.02(b), CapGen would not enter into this Agreement. Accordingly, if the Company fails to promptly pay the Termination Fee that is payable and, in order to obtain such payment, CapGen commences a lawsuit or action that results in a judgment for any of such Termination Fee, the Company shall pay CapGen its costs and expenses (including attorneys’ fees and charges) in connection with such lawsuit. Payment of the Termination Fee described in this Section 8.02(b) shall be the exclusive remedy for termination of this Agreement as specified in this Section 8.02(b) and shall be in lieu of damages incurred in the event of any termination of this Agreement.

ARTICLE 9
MISCELLANEOUS

Section 9.01  Certain Definitions. (a)  The following definitions shall be applicable to the terms set forth below as used in this Agreement:

“Accredited Investor” has the meaning set forth in Rule 501 promulgated under the Securities Act.

“affiliate” means, with respect to any person, any other person which directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such person.

“Applicable Law” means any domestic or foreign, federal, state or local, statute, law, ordinance, rule, administrative interpretation, regulation, order, writ, injunction, directive, judgment, decree or other requirement of any Governmental Authority applicable to the Company or the Subsidiaries, or their respective

C-3-32

properties, assets, officers, directors, employees or agents (in connection with such officers’, directors’, employees’ or agents’ activities on behalf of such entity).

“beneficial ownership” and correlative terms have the meaning ascribed in Section 13(d)(3) of the Exchange Act and Rule 13d-3 thereunder)

“Board” means the Board of Directors of the Company.

“Business Day” means any day that it is not a Saturday, Sunday or other day in which banks in the State of Florida or New York are authorized or required by law to be closed.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

“GAAP” means U.S. generally accepted accounting principles.

“Material Adverse Effect” means any effect, circumstance, occurrence or change that, individually or in the aggregate, (i) is material and adverse to the business, assets, liabilities, results of operations, financial condition, cash flows or prospects of the Company and the Subsidiaries (as defined below), taken as a whole or (ii) would materially impair the ability of the Company to perform its obligations under this Agreement or consummate the Closing; provided, however, that Material Adverse Effect shall not be deemed to include (a) any effects, circumstances, occurrences or changes, after the date hereof, generally affecting the commercial banking industry, the economy, or the financial, real estate, securities or credit markets in the United States or elsewhere in the world, including effects on such industry, economy or markets resulting from any regulatory or political conditions or developments, or any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism, (b) changes or proposed changes, after the date hereof, in GAAP, (c) changes or proposed changes, after the date hereof, in laws governing financial institutions and laws of general applicability or related policies or interpretations of any Governmental Authority (in the case of each of clauses (a), (b) and (c), other than effects, circumstances, occurrences or changes to the extent that such effects, circumstances, occurrences or changes have a materially disproportionate adverse affect on the Company and the Subsidiaries relative to other companies in the commercial banking industry), or (d) changes in the market price or trading volume of Common Stock (it being understood and agreed that the exception set forth in this clause (d) does not apply to the underlying reason or cause giving rise to or contributing to any such change).

“person” means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d) of the Exchange Act) and shall include any successor (by merger or otherwise) of such entity.

“Related Interest” has the meaning ascribed to it by Regulation O promulgated by the Federal Reserve Board.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” means any person of which (a) the Company or any of its Subsidiaries is a general partner, (b) the voting power to elect a majority of the board of directors or others performing similar functions is held by the Company and or any one or more of its Subsidiaries, or (c) more than 50% of the equity interests is, directly or indirectly, owned or controlled by the Company or any one or more of its Subsidiaries.

(b)  In this Agreement, (i) the words “include,” “includes,” and “including” and derivatives thereof are deemed to include and mean “without limitation,” whether by enumeration or otherwise; (ii) any reference to an agreement means that agreement as amended or supplemented, subject to any restrictions on amendment contained in that agreement; (iii) unless specified otherwise, any reference to a statute or regulation means that statute or regulation as amended or supplemented from time to time and any corresponding provisions of successor statutes or regulations; (iv) if any date specified in this Agreement as a date for taking action falls on a day that is not a Business Day, then that action may be

C-3-33

taken on the next Business Day; and (v) the words “party” and “parties” refer only to a named party to this Agreement. The singular shall include the plural, and any reference to gender shall include all genders.

(c)  As used in this Agreement and for all purposes hereof, all references to the Company, the Bank and their respective Subsidiaries shall mean and include the surviving entities of the Mergers and their respective Subsidiaries as of and following the Merger Effective Times.

Section 9.02  Specific Performance. Each party acknowledges that the other party would be damaged irreparably in the event any provision of this Agreement is not performed in accordance with its specific terms or otherwise is breached, so that a party shall be entitled to injunctive relief to prevent breaches of this Agreement and to enforce specifically this Agreement and its terms and provisions in addition to any other remedy to which such party may be entitled, at law or in equity. In particular, the parties acknowledge that the business of the Company and the Subsidiaries is unique and recognize and affirm that in the event the Company breaches this Agreement, money damages may be inadequate and the Investor would have no adequate remedy at law, so that the Investor shall have the right, in addition to any other rights and remedies existing in its favor, to enforce its rights and the Company’s obligations under this Agreement not only by action for damages but also by action for specific performance, injunctive, or other equitable relief.

Section 9.03  Expenses. Each party shall pay its own fees and expenses (including, without limitation, the fees and expenses of its agents, representatives, attorneys, and accountants) incurred in connection with the negotiation, drafting, execution, delivery, and performance of this Agreement and the Transaction, except as provided in Section 8.02(b).

Section 9.04  Survival. The representations and warranties of the Company contained herein shall survive the Closing and the delivery of and payment for the Purchased Shares.

Section 9.05  Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person or mailed by certified or registered mail, return receipt requested, or sent by a recognized overnight courier service, addressed as follows:

If to the Company, at:

Jacksonville Bancorp, Inc.
100 North Laura Street, Suite 1000
Jacksonville, Florida 32202
Attention: Gilbert J. Pomar

with a copy to:

McGuireWoods
Bank of America Tower
50 North Laura Street, Suite 3300
Jacksonville, Florida 32202-3661
Attention: Halcyon E. Skinner

If to the Investor, at:

CapGen Capital Group IV LP
c/o CapGen Financial
280 Park Avenue
40th Floor West, Suite 401
New York, New York 10017
Attention: John P. Sullivan

C-3-34

with a copy to:

Jones Day
1420 Peachtree Street, N.E.
Suite 800
Atlanta, Georgia 30309-3053
Attention: Ralph F. MacDonald, III

If to any other Investor:

As provided on such Investor’s signature page hereto

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

Section 9.06  No Assignment; No Delegation. (a) No party may assign any of its rights under this Agreement, except with the prior written consent of the other party, provided the Investor may assign its rights to the Purchased Shares to an affiliate or any person that shares a common discretionary investment adviser with the Investor without consent. All assignments of rights are prohibited under this subsection, whether they are voluntary or involuntary, by merger (regardless of whether the party is the surviving or disappearing entity), consolidation, dissolution, operation of law, or any other manner. For purposes of this Section 9.06, a “change of control” is deemed an assignment of rights.

(b)  No party may delegate any performance under this Agreement.

(c)  Any purported assignment of rights or delegation of performance in violation of this Section 9.06 is void.

Section 9.07  No Third Party Beneficiaries. This Agreement is not intended to and shall not confer any rights or remedies upon any person other than the parties hereto, whether as third party beneficiaries or otherwise, other than Indemnified Persons.

Section 9.08  Governing Law. The laws of the State of New York (without giving effect to its conflicts of law principles) govern all matters arising out of or relating to this Agreement, including, without limitation, its validity, interpretation, construction, performance, and enforcement.

Section 9.09  Amendments and Waivers. The parties may amend this Agreement only by a written agreement of the parties that identifies itself as an amendment to this Agreement. Section 4.06 cannot be waived. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. No consideration shall be offered or paid to any Investor to amend or consent to a waiver or modification of any provision of the Private Placement Documents, or to exercise any consent right hereunder, unless the same consideration also is offered to all of the Investors pro rata to their agreed-upon investment in Purchased Shares provided herein; provided, however, that CapGen may be reimbursed for any expense (including legal fees and charges) it incurs in connection with any such amendment, waiver or consent.

Section 9.10  Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall remain in full force, as long as both the economic and legal substance of the transactions that this Agreement contemplates are not affected in any manner materially adverse to any party.

Section 9.11  Captions. The descriptive headings of the Articles, Sections and subsections and the table of contents of this Agreement are for convenience of reference only, do not constitute a part of this Agreement, and do not affect this Agreement’s construction or interpretation.

Section 9.12  No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

C-3-35

Section 9.13  Further Assurances. From and after the date of this Agreement, upon the request of the Investor, on the one hand, or the Company and the Bank, on the other, the Investor or the Company and the Bank, as applicable, shall execute and deliver such other instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

Section 9.14  No Construction Against Drafter. Each party has participated in negotiating and drafting this Agreement, so if an ambiguity or a question of intent or interpretation arises, this Agreement is to be construed as if the parties had drafted it jointly, as opposed to being construed against a party because it was responsible for drafting one or more provisions of this Agreement.

Section 9.15  Entire Agreement. This Agreement, including the schedules hereto and the Registration Rights Agreement, constitutes the final agreement between the parties. It is the complete and exclusive expression of the parties’ agreement on the matters contained in this Agreement. All prior and contemporaneous negotiations and agreements between the parties on the matters contained in this Agreement are expressly merged into and superseded by this Agreement. The provisions of this Agreement may not be explained, supplemented or qualified through evidence of trade usage or a prior course of dealings. In entering into this Agreement, neither party has relied upon any statement, representation, warranty or agreement of the other party except for those expressly contained in this Agreement. There are no conditions precedent to the effectiveness of this Agreement, other than those expressly stated in this Agreement.

Section 9.16  Counterparts. The parties may execute this Agreement in multiple counterparts, each of which constitutes an original, and all of which, collectively, constitute only one and the same agreement. The signatures of all of the parties need not appear on the same counterpart, and delivery of an executed counterpart signature page by facsimile shall have the same force and effect as a manually executed original. This Agreement is effective upon delivery of one executed counterpart from each party to the other parties.

Section 9.17  Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under the Private Placement Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Private Placement Document. Nothing contained herein or in any other Private Placement Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as, and the Company acknowledges that the Investors do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Investors are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Private Placement Documents or any matters, and the Company acknowledges that the Investors are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Private Placement Documents. The decision of each Investor to purchase Securities pursuant to the Private Placement Documents has been made by such Investor independently of any other Investor. Each Investor acknowledges that no other Investor has acted as agent or fiduciary for or representative of such Investor in connection with such Investor making its investment hereunder and that no other Investor will be acting as agent or fiduciary for or representative of such Investor in connection with monitoring such Investor's investment in the Securities or enforcing its rights under the Private Placement Documents. The Company and each Investor confirms that each Investor has independently participated with the Company in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Private Placement Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby is solely for convenience. It is expressly understood and agreed that each provision contained in this Agreement and in each other Private Placement Document is between the Company and a Investor, solely, and not between the Company and the Investors collectively and not between and among the Investors.

[SIGNATURE PAGE FOLLOWS]

C-3-36

The parties have caused this Agreement to be executed as of the date first above written by their respective duly authorized officials.

JACKSONVILLE BANCORP, INC.
By: /s/ Gilbert J. Pomar Name: Gilbert J. Pomar Title: President
Subscription Amount: Number of Purchased Shares:	INVESTOR
By: Name: Title:

C-3-37

Annex D

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of May 10, 2010 by and between Jacksonville Bancorp, Inc., a Florida corporation (the “Company”), and the investors listed on the signature page(s) hereto (the “Investors”).

RECITALS

WHEREAS, this Agreement is made pursuant to a Stock Purchase Agreement (the “Stock Purchase Agreement”), dated as of May 10, 2010, by and between the Company and each Investor;

WHEREAS, pursuant to the Stock Purchase Agreement, and subject to the terms and conditions set forth therein, (a) the Investors have agreed to purchase from the Company, pursuant to a private placement by the Company, shares (the “Shares”) of the Company’s common stock, par value $0.01 (the “Common Stock”), and (b) the Company has agreed to issue and sell the Shares to the Investors; and

WHEREAS, as a condition to the consummation of the transactions contemplated by the Stock Purchase Agreement, the Company has agreed to enter into this Agreement in order to grant certain registration rights to the Investors, as set forth below.

NOW, THEREFORE, in consideration of the foregoing promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereto agree as follows:

SECTION 1. GENERAL

1.1  Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“ABI” means Atlantic BankGroup, Inc., a Florida corporation.

“Acquisition” means the acquisition of ABI by merger with the Company.

“Agreement” has the meaning set forth in the recitals.

“Affiliate” of any Person means any other Person controlling, controlled by or under common control with such particular person or entity. The term “control” (including the terms “controlling”, “controlled” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Allowable Suspension Period” has the meaning set forth in Section 2.5.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“CapGen” means CapGen Capital Group IV LP, a Delaware limited partnership.

“Closing” means the Closing, as defined in the Stock Purchase Agreement.

“Common Stock” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the preamble.

“Effective Date” means the date that the registration statement filed pursuant to Section 2.1(b) is first declared effective by the Commission.

“Effectiveness Deadline” means, with respect to the initial registration statement required to be filed pursuant to Section 2.1(b), the earlier of (i) the 60th calendar day following the Filing Date (or the 120th calendar day following the Filing Date in the event that such registration statement is subject to review by the SEC or additional financial statements reflecting the acquisition of ABI are required by SEC rules or are requested by SEC staff) and (ii) the 5th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such registration statement will not be “reviewed” or will not be subject to further review; provided that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Effectiveness Period” has the meaning set forth in Section 2.1(b).

“Event” has the meaning set forth in Section 2.1(b).

“Event Date” has the meaning set forth in Section 2.1(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or similar federal statute successor thereto, and the rules and regulations of the Commission promulgated thereunder, as they each may be in effect from time to time.

“Filing Date” means the earlier of (i) the Filing Deadline and (ii) the date on which the initial Mandatory Registration is filed with the SEC.

“Filing Deadline” has the meaning set forth in Section 2.1(b).

“Form S-1” means a registration statement on Form S-1 under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC.

“Form S-3” means a registration statement on Form S-3 under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Holder” means any Investor and any transferee thereof, which holds directly of record or indirectly through a broker-dealer or securities clearing agency of record and following notice to the Company and a proper transfer of Shares, from time to time, Registrable Securities, provided that the Investor may transfer its rights under this Agreement to its Affiliates without notice or consent from the Company.

“Holder Affiliates” has the meaning set forth in Section 2.8(a).

“Investors” has the meaning set forth in the preamble.

“Liquidated Damages” has the meaning set forth in Section 2.1(b).

“Mandatory Registration” has the meaning set forth in Section 2.1(b).

“Misstatement” has the meaning set forth in Section 2.4(g).

“New Stock” means Common Stock or securities convertible into, or exchangeable or exercisable for Common Stock, or which have voting rights or participation features with Common Stock, offered in a public or nonpublic offering by the Company.

“Person” means any individual, corporation, partnership, sole proprietorship, joint venture, limited liability company, business trust, joint stock company, trust, association or unincorporated organization or any government or any agency or political subdivision thereof.

“Qualified Equity Offering” means a public or nonpublic offering of New Stock solely for cash and not pursuant to a Special Registration; provided, however, that none of the following offerings shall constitute a Qualified Equity Offering: (a) any offering pursuant to any stock purchase plan, dividend reinvestment plan, stock ownership plan, stock option or equity compensation or incentive plan or other similar plan where stock is being issued or offered to a trust, other entity or otherwise, to or for the benefit of any employees, potential employees, officers or directors of the Company, or (b) any offering made as consideration pursuant to an acquisition or business combination (whether structured as a merger or otherwise), a partnership or joint venture or strategic alliance or investment by the Company or similar non-capital raising transaction (but not an offering to raise capital or monies to pay the purchase consideration for such an acquisition).

“Register,” “registered,” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

“Registrable Securities” means (a) the Shares; (b) any other shares of Common Stock held by the Holders and purchased from the Company, whether directly, or indirectly through an underwriter or placement agent; and (c) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right, preferred stock or other security which is issued after the Closing as) a dividend, stock split or other distribution or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization with respect to, or in exchange for or in replacement of, the Common Stock held by the Holders, provided, however, that Registrable Securities shall not include any shares of Common Stock which have been sold to the public by a Holder either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned.

“Registrable Securities then outstanding” shall be the number of shares determined by calculating the total number of shares of the Company’s Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to exercisable or convertible securities.

“Registration Expenses” shall mean all fees and expenses incurred by the Company relating to any registration, qualification or compliance pursuant to this Agreement (including any Mandatory Registration or Shelf Registration), including, without limitation, all registration and filing fees, exchange listing fees, transfer agent’s and registrar’s fees, cost of distributing prospectuses in preliminary and final form as well as any supplements thereto, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, Financial Industry Regulatory Authority fees, expenses of the Company’s independent accountants, and fees and expenses of underwriters (excluding discounts and commissions) and any other Persons retained by the Company, but shall not include the compensation of regular employees of the Company, which shall be paid in any event by the Company, and shall not include Selling Expenses, which shall be paid by the Holders. Notwithstanding the foregoing, Registration Expenses shall include the reasonable, documented, fees and expenses of one counsel chosen by the Holders of a majority of the Registrable Securities covered by such registration for such counsel rendering services customarily performed by counsel for selling shareholders that are submitted to the Company in writing.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC” or “Commission” means the Securities and Exchange Commission or any successor agency.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff and (ii) the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended, or similar federal statute successor thereto, and the rules and regulations of the Commission promulgated thereunder, as they each may, from time to time, be in effect.

“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

“Shares” has the meaning set forth in the recitals.

“Shelf Registration” has the meaning set forth in Section 2.1(b).

“Shelf Termination Date” has the meaning set forth in Section 2.1(b).

“Special Registration” means the registration of (a) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or any successor or similar registration form under the Securities Act) or (b) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, management, employees, potential employees, consultants, customers, lenders or vendors of the Company or its direct or indirect subsidiaries or in connection with dividend reinvestment or stock purchase plans.

“Stock Purchase Agreement” has the meaning set forth in the recitals.

“Suspension Period” has the meaning set forth in Section 2.5.

“Violation” has the meaning set forth in Section 2.9(a).

SECTION 2. REGISTRATION

2.1  Demand Registration and Shelf Registration.

(a)  Subject to the conditions of this Section 2.1, so long as the Holders hold at least 25% of the Shares purchased pursuant to the Stock Purchase Agreement or resulting from such Shares by virtue of a stock split, stock dividend or distribution in respect of such purchase by the Holders as of the date hereof, if the Company shall receive a written request from the Holders that the Company file a registration statement under the Securities Act covering the registration of at least 25% of the Registrable Securities then outstanding or a lesser percent if the anticipated aggregate offering price based on the then-current market prices, net of underwriting discounts and commissions, would exceed $2,500,000, then the Company shall, within 10 days of the receipt thereof, give written confirmation of such request to the Holders, and subject to the limitations of this Section 2.1, effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

(b)  Mandatory Registration.

(i)  The Company shall use its reasonable best efforts to file by the 30th day following the Closing or if the Company is required to file audited or pro forma financial statements with the SEC to reflect the Acquisition, not later than two (2) Business Days after the date of filing such financial statements with the SEC on or prior to the deadline for filing such financial statements (such date, the “Filing Deadline”), with the SEC, a registration statement on Form S-1 or such other SEC form which the Company is eligible to use with respect to the resale from time to time, whether underwritten or otherwise, of the Registrable Securities by the Holders. The Company shall use Form S-3, if it is then eligible to use Form S-3. The Company shall use its reasonable best efforts to promptly respond to all SEC comments, if any, related to such registration statement but in any event within two weeks of the receipt thereof, and shall use its reasonable best efforts to obtain all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all of the Holders’ Registrable Securities, including causing such registration statement to be declared effective by the SEC as soon as practicable after filing and no later than the Effectiveness Deadline. The Company shall use its reasonable best efforts to maintain the effectiveness of the registration effected pursuant to this Section 2.1(b) at all times. The registration contemplated by this Section 2.1(b) is referred to herein as the “Mandatory Registration.” The Mandatory Registration shall be filed with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect) (a “Shelf Registration”). So long as any such Shelf Registration is effective as required herein and in compliance with the Securities Act and is usable for resale of Registrable Securities, the Holders shall be entitled to demand any number of takedowns (including underwritten takedowns, provided that (i) the Registrable Securities requested to be included in such underwritten takedown constitute at least 25% of the Registrable Securities then outstanding or (ii) the anticipated aggregate offering price based on the then-current market prices, net of underwriting discounts and commissions, would exceed $2,500,000 from the Shelf Registration. In connection with any such takedown, the Company shall take all customary and reasonable actions that the Company would take in connection with an underwritten registration pursuant to Section 2.1(a) or Section 2.3 (including, without limitation, all actions referred to in Section 2.5 necessary to effectuate such sale in the manner determined by the Holders of at least a majority of the Registrable Securities to be included in such underwritten takedown). The Company shall use its reasonable best efforts to cause the registration statement or statements filed hereunder to remain effective until such date (the “Shelf Termination Date”) that is the earlier of (i) the date on which all Registrable Securities included in the registration statement shall have been sold or shall have otherwise ceased to be Registrable Securities and (ii) the date that all Registrable Securities covered by such registration statement may be sold without volume or manner of sale restrictions under Rule 144 (after taking into account any Holder’s status as an Affiliate of the Company) for purposes of Rule 144 and without the requirement for compliance by the Company with the current public information requirements under Rule 144(c)(1) or, if applicable, Rule 144(i)(2), as determined by counsel to the Company (the “Effectiveness Period”). In the event the Mandatory Registration must be effected on Form S-1 or any similar long-form registration as the Company may elect or is required to use, such registration shall nonetheless be filed as a Shelf Registration and the Company shall use all reasonable best efforts to keep such registration current and effective, including by filing periodic post-effective amendments to update the information therein, including the financial statements contained in such registration statement in accordance with Regulation S-X promulgated under the Securities Act until the Shelf Termination Date. The Company shall not include in the Mandatory Registration any securities which are not Registrable Securities without the prior written consent of the Holders of at least a majority of the Registrable Securities included in such registration. The Company shall request effectiveness of a Registration Statement as of 5:00 P.M. New York City time on a Business Day. The Company shall promptly notify the Holders via facsimile or electronic mail in a “.pdf” format data file of the effectiveness of a Registration Statement within one (1) Business Day of the Effective Date. The Company shall, by 9:30 A.M. New York City time on the first Business Day after the Effective Date, file a final Prospectus with the Commission, as required by Rule 424(b).

(ii)  Notwithstanding the registration obligations set forth in this Section 2.1(b), in the event the SEC informs the Company that all of the Registrable Securities then outstanding cannot, as a result of the application of Rule 415 of the Securities Act, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the initial registration statement as required by the SEC and/or (ii) withdraw the initial registration statement and file a new registration statement, in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3, Form S-1 or such other form available to the Company to register for resale the Registrable Securities as a secondary offering; provided, that prior to filing such amendment or new registration statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities or other shares of Common Stock permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities or other shares of Common Stock to be registered on such registration statement will be reduced on a pro rata basis. In the event the Company amends the initial registration statement or files a new registration statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3, Form S-1 or such other form available to the Company to register for resale those Registrable Securities that were not registered for resale on the initial registration statement, as amended, or the new registration statement.

(iii)  If: (i) the initial registration statement required to be filed pursuant to Section 2.1(b) is not filed with the SEC on or prior to the Filing Deadline, or (ii) the initial registration statement required to be filed pursuant to Section 2.1(b) is not declared effective by the SEC (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline (any such failure an “Event,” and the date on which such Event occurs, an “Event Date” for purposes of this

Section 2.1(b)(iii)), then in addition to any other rights the Holders may have hereunder or under applicable law, on each Event Date, the Company shall pay one time to each Holder an amount in cash, as liquidated damages and not as a penalty (“Liquidated Damages”), equal to 1% of the purchase price paid in cash for any Registrable Securities held by such Holder on the Event Date. The parties agree that notwithstanding anything to the contrary herein or in the Stock Purchase Agreement, no Liquidated Damages shall be payable if as of the relevant Event Date, the Registrable Securities may be sold by non-affiliates without volume or manner of sale restrictions under Rule 144 and the Company is in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as determined by counsel to the Company. The Effectiveness Deadline for a Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company’s failure to obtain the effectiveness of the registration statement on a timely basis results from the failure of an Investor to timely provide the Company with information requested by the Company and necessary to complete the registration statement in accordance with the requirements of the Securities Act (in which case the Effectiveness Deadline would be extended).

(iv)  In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

(c)  Notwithstanding any other provision of this Section 2.1 or Section 2.2, if the managing underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities), then the Company shall so advise the Holders of Registrable Securities which would otherwise be included in such underwritten registration or takedown off the registration statement, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration or takedown, as applicable.

(d)  Other than any Mandatory Registration required pursuant to Section 2.1(b), the Company may include in any registration pursuant to Section 2.1(a) other securities for sale for its own account or for the account of any other Person; provided that, if the managing underwriter for the offering shall determine that the number of shares proposed to be offered in such offering would be reasonably likely to adversely affect such offering, then the Registrable Securities to be sold by the Holders shall be included in such registration before any securities proposed to be sold for the account of the Company or any other Person.

2.2  Piggyback Registrations.

(a)  The Company shall notify each Holder who holds Registrable Securities in writing at least 10 Business Days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (whether in connection with a public offering of securities by the Company, a public offering of securities by shareholders of the Company, or both, but excluding any registration relating to an offering that is not a Qualified Equity Offering or which is a Special Registration, or a registration on any registration form that does not permit secondary sales) and in any event including a registration resulting from obligations arising out of any other registration rights agreement to which the Company is a party, and shall afford each such Holder an opportunity to include in such registration statement all or part of the Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within five (5) Business Days after receipt of the above-described notice from the Company, so notify the Company in writing. Such notice shall state such Holder’s desire to include all or a part of the Registrable Securities held by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b)  Underwriting. If the registration statement under which the Company gives notice under this Section 2.2 is for an underwritten offering, the Company shall so advise in such notice the Holders who hold Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of the Registrable Securities such Holder desires to include in such registration in the underwriting. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

Notwithstanding any other provision of this Agreement, if the managing underwriter determines in good faith that marketing factors require a limitation of the number of Shares to be underwritten in a registration statement pursuant to this Section 2.2, the number of Shares that may be included in such underwriting shall be allocated first to the Company; second, to all Holders who are entitled to participate and who have elected to participate in the offering pursuant to the terms of this Agreement, on a pro rata basis based upon the total number of Shares held by each such participating Holder that are subject to piggyback registration rights pursuant hereto; and third, to any other shareholder of the Company on a pro rata basis.

If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered at least 10 calendar days prior to the effective date of the registration statement or in the case of a registration statement on Form S-3 or similar short-form registration statement, by the close of business on the first Business Day after the public notice of an offering or if the offering is publicly announced at the beginning of a Business Day, 4:00 P.M. Eastern Time on such day.

(c)  Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.3.

2.3  Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. The obligation of the Company to bear Registration Expenses shall apply irrespective of whether a registration, once properly demanded or requested becomes effective or is withdrawn or suspended. All Selling Expenses incurred shall be borne by the Holders of the Shares so registered pro rata on the basis of the number of Shares so registered. Notwithstanding the foregoing, the Holders and not the Company shall be required to pay for expenses of any registration proceeding begun pursuant to Section 2.1(a), the request of which has been subsequently withdrawn by the Holders, unless (a) the Company has requested the Holders to withdraw such request or the Company and the Holders of a majority of Registered Securities requesting such registration determine that such request should be withdrawn, (b) the withdrawal is based upon material adverse information concerning the Company that the Company had not publicly disclosed prior to the request for registration or that the Company had not otherwise notified the Holders of at the time of such request for registration or (c) the Holders of a majority of Registrable Securities requesting such registration, as the case may be, agree to forfeit their right to one requested registration pursuant to Section 2.1(a).

If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the Holders of Registrable Securities requesting such registration in proportion to the number of Registrable Securities for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Section 2.1(a).

2.4  Obligations of the Company. In the case of a Mandatory Registration and whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

(a)  In the case of a Mandatory Registration, prepare and file with the SEC a registration statement, and all amendments and supplements thereto and related prospectuses and issuer free writing prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, provided that before filing a registration statement or prospectus or any amendments or supplements thereto and issuer free writing prospectuses, the Company shall furnish to the one counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed and give such counsel a reasonable opportunity to review and comment on such documents before they are filed and the opportunity to object to any information pertaining to the Holders that is contained therein, and the Company shall make any changes with respect to, and in reliance upon, information regarding the Holders reasonably requested by such counsel to such documents prior to filing, and notify each Holder of the effectiveness of each registration statement filed hereunder.

(b)  In the case of all registration statements other than a Mandatory Registration Statement, prepare and file with the SEC a registration statement, and all amendments and supplements thereto and related prospectuses and issuer free writing prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use all reasonable best efforts to cause such registration statement to become effective, provided that, before filing a registration statement or prospectus or any amendments or supplements thereto and issuer free writing prospectuses, the Company shall furnish to the counsel selected by the Holders of a majority of Registrable Securities covered by such registration statement copies of all such documents proposed to be filed and give such counsel a reasonable opportunity to review and comment on such documents before they are filed and the opportunity to object to any information pertaining to the Holders that is contained therein, and the Company shall make any changes reasonably requested by such counsel with respect to and in reliance upon, information regarding the Holders to such documents prior to filing, notify in writing each Holder of the effectiveness of each registration statement filed hereunder, and, upon the request of the holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 180 days or, if earlier, until the Holder or Holders have completed the distribution related thereto, or, a period ending on the earlier of (i) the date on which all Registrable Securities included in the registration statement shall have been sold or shall have otherwise ceased to be Registrable Securities and (ii) the date that all Registrable Securities covered by such registration statement may be sold without volume or manner of sale restrictions under Rule 144 (after taking into account any Holder’s status as an Affiliate of the Company), and without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as determined by counsel to the Company.

(c)  Provide to each Holder a copy of any disclosure regarding the plan of distribution or the selling Holders, in each case, with respect to such Holder, at least two (2) Business Days in advance of any filing with the SEC of any registration statement or any amendment or supplement thereto that includes such information.

(d)  Furnish to the selling Holders such number of copies of a prospectus, including a preliminary prospectus, and each amendment and supplement thereto, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(e)  Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdictions.

(f)  In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(g)  Promptly notify each Holder who holds Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made (a “Misstatement”) and the Company shall promptly prepare and file with the SEC (and furnish to each such Holder a reasonable number of copies of) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.

(h)  Use its reasonable best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a “comfort” letter dated as of such date, from the independent registered public accountants of the Company, in form and substance as is customarily given by independent registered public accountants to underwriters in an underwritten public offering addressed to the underwriters.

(i)  Promptly notify each Holder who holds Registrable Securities covered by such registration statement in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, and use its reasonable best efforts promptly to obtain the withdrawal of such order.

(j)  Prior to the termination of registration rights in connection with all of the outstanding Registrable Securities held by Holders other than CapGen and other Affiliates of the Company and except in the case of a registration statement on Form S-3 or similar short-form registration statement filed to register any shares of Common Stock issued in connection with a Special Registration, in connection with an offering excluded from a Qualified Equity Offering in connection with securities issued to CapGen, the Company shall not grant to any other Person other than CapGen the right to request the Company to register any shares of Common Stock for resale in a registration on Form S-1 or Form S-3 (or a similar short-form registration statement) without the consent of Holders holding a majority of Registrable Securities unless (i) the registration or sale of such shares of Common Stock was expressly permitted by the Stock Purchase Agreement and (ii) such rights are consistent with the provisions hereof.

(k)  The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of Registrable Securities (whether through The Depository Trust Company, book-entry or physical certificates), which certificates shall be free, to the extent permitted under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request. Registrable Securities in certificated form and free from all restrictive legends may be transmitted by the transfer agent to a Holder by crediting the account of such Holder’s prime broker with DTC as directed by such Holder.

(l)  The Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including Rule 172, notify the Holders promptly if the Company no longer satisfies the conditions of Rule 172 and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(m)  The Company shall use commercially reasonable efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed.

2.5  Suspension of Sales. Upon receipt of written notice from the Company that a registration statement or prospectus contains a Misstatement, each Holder who holds Registrable Securities shall forthwith discontinue disposition of Registrable Securities until such Holder has received copies of the supplemented or amended prospectus that corrects such Misstatement, or until such Holder is advised in writing by the Company that the use of the prospectus may be resumed (a “Suspension Period”), and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. No single Suspension Period shall exceed 30 consecutive days and, during any 365-day period, the aggregate of all Suspension Periods shall not exceed an aggregate of 60 days (each Suspension Period complying with this provision being an “Allowable Suspension Period”). In addition, the Allowable Suspension Period shall also include up to 30 days in each case where an amendment to the registration statement on Form S-1 is required to update such registration statement, subject to a 15 day further extension if such amendment is reviewed by the SEC, in each case, solely as a result of the filing of periodic reports and current reports under the Exchange Act.

2.6  Termination of Registration Rights. A Holder’s registration rights shall expire if all Registrable Securities held by such Holder (and its Affiliates, partners, members and former members) may be sold without volume or manner of sale restrictions under Rule 144 (after taking into account any Holders’ status as an Affiliate of the Company as determined by the Company), and without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as determined by counsel to the Company. In no event shall this Agreement terminate as to a Holder that is an Affiliate of the Company prior to the expiration of three months after such Holder ceased to be an Affiliate of the Company, and provided further that at least one year has elapsed since such Holder acquired the Shares from the Company or from an Affiliate of the Company.

2.7  Delay of Registration; Furnishing Information.

(a)  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

(b)  It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.1 or Section 2.2 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

(c)  The Company shall have no obligation with respect to any registration requested pursuant to Section 2.1(a) (except that any expenses in connection with such registration or attempted registration shall be Registration Expenses) if the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 2.1(a).

2.8  Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:

(a)  To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, agents, general partners, managing members, managers, affiliates and employees of each Holder (collectively, “Holder Affiliates”), and each Person, if any, who controls such Holder and Holder Affiliates within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, except to the extent that such untrue statement or alleged untrue statement is based solely upon information provided in writing by such Holder expressly for use therein, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, except to the extent that such omission or alleged omission is based solely upon information provided in writing by such Holder expressly for use therein or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder or Holder Affiliate, or controlling person, as accrued, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the prior written consent of the Company.

(b)  To the extent permitted by law and provided that such Holder is not entitled to indemnification pursuant to Section 2.8(a) above with respect to such matter, each selling Holder (severally and not jointly) will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any (i) untrue statement or alleged untrue statement of a material fact regarding such Holder and provided in writing by such Holder expressly for use in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments, supplements or free writing prospectuses thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, in each case to the extent (and only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment, supplement or free writing prospectuses thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration statement; and each such Holder will pay the Company or controlling Person, as accrued, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action as a result of such Holder’s untrue statement or omission; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holders; provided, that, (x) the indemnification obligations in this Section 2.8(b) shall be individual and several not joint for each Holder and (y) in no event shall the aggregate of all indemnification payments by any Holder under this Section 2.8(b) exceed the net proceeds from the offering received by such Holder.

(c)  Promptly after receipt by an indemnified party under this Section 2.9 of notice of the commencement of any claim or action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses of such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this

Section 2.8, except to the extent such failure to give notice has a material adverse effect on the ability of the indemnifying party to defend such action.

(d)  If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder will be obligated to contribute pursuant to this Section 2.8(d) will be limited to an amount equal to the per share offering price (less any underwriting discount and commissions) multiplied by the number of shares sold by such Holder pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which such Holder has otherwise been required to pay in respect of such loss, liability, claim, damage, or expense or any substantially similar loss, liability, claim, damage, or expense arising from the sale of such Registrable Securities). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

(e)  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control; provided that the indemnification provisions of the Holders in any underwriting agreement may not conflict with the provisions of this Section 2.8 without the consent of the Holders.

(f)  The obligations of the Company and the Holders under this Section 2.8 shall survive the completion of any offering of shares of Common Stock in a registration statement under this Section 2, and otherwise. The indemnity and contribution agreements contained in this Section 2.8 are in addition to any liability that an indemnifying party may have to an indemnified party.

2.9  Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(a)  make and keep public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

(b)  file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c)  so long as a Holder owns any Registrable Securities, furnish to such Holder promptly upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

SECTION 3. MISCELLANEOUS

3.1  Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including any transferees of any shares of Registrable Securities). In addition, whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the Holders as such shall be for the benefit of, and enforceable by, any subsequent Holder. Nothing in this Agreement, express or implied, is intended to, or shall confer upon any Person other than the parties hereto or their respective successors and assigns (including any transferees of any shares of Registrable Securities) or any subsequent Holder any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2  Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York without regard to its conflicts of laws rules.

3.3  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.4  Titles, etc. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. Herein, the singular shall include the plural and vice versa, any reference to gender shall include any genders and the words “include”, “including” and derivations thereof shall mean without limitation, whether by enumeration or otherwise.

3.5  Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate, or by delivery with a reliable overnight delivery service by three (3) days’ advance written notice to the other parties.

3.6  Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, and the Holders as long as the Holders hold Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of any Registrable Securities then outstanding and the Company.

3.7  Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

3.8  Aggregation of Stock. All shares of Registrable Securities held or acquired by any Holders which are Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

3.9  Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereto duly authorized as of the date set forth in the first paragraph hereof.

JACKSONVILLE BANCORP, INC.
By: /s/ Gilbert J. Pomar, III Name: Gilbert J. Pomar, III Title: President
Address: 100 North Laura Street, Suite 1000, Jacksonville, Florida 32202 Attention: Gilbert J. Pomar, III
INVESTOR
By: Name: Title:
Address:

[Signature Page to Registration Rights Agreement]

Annex E

September 8, 2010

Board of Directors
Jacksonville Bancorp, Inc.
100 North Laura Street
Suite 1000
Jacksonville, Florida 32202

Gentlemen:

We have acted as financial advisor in regard to rendering a fairness opinion to Jacksonville Bancorp, Inc. (the“Company") in connection with the proposed issuance of $35 million of its Common Stock to two or more investors (the “Stock Transaction”) and the acquisition of Atlantic BancGroup, Inc. ( the “Seller”)(the “Merger Transaction”). The Stock Transaction and the Merger Transaction are referred to collectively as the“Transaction". The Transaction is described more fully in the definitive merger agreement dated May 10, 2010 (the “Merger Agreement”) and the draft of the amendment dated September 8, 2010. You have requested Wunderlich Securities, Inc. to deliver to the Board of Directors of the Company as to the fairness to the Company, from a financial point of view, of (i) the consideration to be received by the Company in the sale of its common stock pursuant to a amended stock purchase agreement (the “Purchase Agreement”) and (ii) the consideration to be paid by the Company in the acquisition of Atlantic BancGroup, Inc. pursuant to the amended Merger Agreement. We are not expressing any opinion as to the price at which the Company’s Common Stock will trade subsequent to the Transaction. Further, our opinion does not address the relative merits of the Transaction and the other business strategies being considered by the Company’s Board of Directors, nor does it address the Board’s decision to proceed with the Transaction.

In connection with our review of the Transaction, and in arriving at our opinion, we have, among other things:

(1)	reviewed certain publicly available consolidated financial statements of the Company and Seller and certain other relevant financial and operating data of the Company made available to us from published sources and by officers of the Company and Seller, respectively;
(2)	reviewed certain internal financial and operating information, including certain projections, relating to the Company and Seller prepared by the management of the Company;
(3)	discussed the business, financial condition and prospects of the Company with certain officers of the Company;
(4)	reviewed the financial terms of the Transaction;
(5)	reviewed the financial terms, to the extent publicly available, of certain similar transactions we deemed relevant;
(6)	reviewed certain publicly available information relating to certain companies we deemed appropriate in analyzing the Company and Seller;
(7)	reviewed the trading history of the Company’s Common Stock and Seller’s Common Stock;
(8)	reviewed the Merger Agreement and the Purchase Agreement and amendments thereto;
(9)	reviewed the potential pro forma financial impact of the Transaction on the Company; and
(10)	performed such other analyses and examinations and considered such other information, financial studies, analysis and investigations and financial, economic and market data as we deemed relevant.

E-1

We have not independently verified any of the information concerning the Company or Seller considered by us in connection with our review of the Transaction and, for purposes of the opinion set forth herein, we have assumed and relied upon the accuracy and completeness of all such information. With respect to the financial forecasts and projections made available to us and used in our analysis, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the managements of the Company and Seller as to the expected future financial performance of their respective companies. We have not been engaged to assess the achievability of such projections or assumptions. In addition, we have not conducted a physical inspection or appraisal of any of the assets, properties, or facilities of either the Company or Seller nor have we been furnished with any such evaluation or appraisal. Our opinion is necessarily based upon market, economic, financial and other conditions as they exist on, and can be evaluated as of, the date of this letter. Any change in such conditions would require a reevaluation of this opinion.

In connection with our opinion, we have assumed that the Transaction will be consummated on the terms and subject to the conditions described in the Merger Agreement and the Purchase Agreement. We also have assumed that all necessary governmental and regulatory approvals and third-party consents will be obtained on terms and conditions that will not have a material adverse effect on the Company or Seller.

Wunderlich Securities, Inc., as part of its investment banking services, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, corporate restructurings, strategic alliances, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. We have acted as financial advisor to the Board of Directors of the Company in connection with the Transaction and will receive a fee for our services. In addition, the Company has agreed to indemnify us for certain liabilities arising out of the rendering of this opinion. In the ordinary course of our business, we may trade in the debt and equity securities of the Company and Seller for our own account or for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

This letter and the opinion stated herein are solely for the use of the Company’s Board of Directors and may not be reproduced, summarized, excerpted from or otherwise publicly referred to in any manner without prior written consent.

Based upon and subject to the foregoing and such other matters as we deem relevant, the Fairness Opinion Committee of Wunderlich Securities, Inc. has convened and is of the opinion that as of the date hereof, the consideration to be paid by the Company pursuant to the Merger Agreement and received by the Company pursuant to the Purchase Agreement in connection with the Transaction is fair to the Company from a financial point of view.

We hereby consent to the inclusion of the full text of our opinion and summary thereof in any disclosure document or proxy statement relating to the Transaction that the Company must file under the Securities Act of 1933, as amended and distribute to its shareholders. This opinion is not intended to be and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction.

Sincerely,

WUNDERLICH SECURITIES, INC.

E-2

Annex F

FIRST AMENDMENT TO
AGREEMENT AND PLAN OF MERGER

THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “First Amendment”) is made and entered into as of the 20th day of September, 2010 by and between Jacksonville Bancorp, Inc. (“JBI”), a corporation organized and existing under the laws of the State of Florida with its principal office located in Jacksonville, Florida and Atlantic BancGroup, Inc. (“ABI”), a corporation organized and existing under the laws of the State of Florida with its principal office located in Jacksonville Beach, Florida.

Recitals

1. As of May 10, 2010, ABI and JBI entered into an Agreement and Plan of Merger (the “Merger Agreement”).

2. The parties wish to amend in certain specific respects the terms of the Merger Agreement.

NOW, THEREFORE, in consideration of the premises, the parties agree as follows:

Agreement

1. The second paragraph of the Preamble to the Merger Agreement is amended by changing “3 million shares” to “3.89 million shares” and “$10.00 per share” to “$9.00 per share.”

2. The last sentence of Section 3.1(b) of the Merger Agreement is amended in its entirety to read as follows:

“In addition, each share of ABI Common Stock shall entitle its holder to receive cash in the amount of $0.67 per share.”

3. Section 8.18 of the Merger Agreement is deleted in its entirety.

4. Section 9.1(g) of the Merger Agreement is amended in its entirety to read as follows:

“(g) Stock Purchase Agreement. The conditions set forth in Article IV of the Stock Purchase Agreement (other than Section 4.06 thereof) shall have been satisfied.”

5. Section 9.2(h) of the Merger Agreement is amended in its entirety to read as follows:

“(h) Matters Relating to Compensation Matters. There shall be in existence no change in control agreements, salary continuation agreements, director retirement agreements, executive indexed retirement agreements or similar compensation or severance agreements between any ABI Company and any individual. All such agreements and any similar benefit accrual plans or savings incentive plans (excluding ABI’s SIMPLE Plan), shall have been terminated within thirty (30) days prior to Closing, with the executives who are parties to the Change in Control Agreements listed on Schedule 9.2(h) having entered into one-year employment agreements or severance agreements providing one-year’s salary with JBI (the terms of each such agreement summarized on such Schedule 9.2(h)). ABI’s SIMPLE Plan shall be terminated at the end of the Plan year, or as soon as permitted by law. At the time of termination, all accrued benefits under such agreements or plans shall have been reflected on the books of the appropriate ABI Company. Notwithstanding the foregoing, any split-dollar life insurance agreements or survivor income agreements in existence between any ABI Company and any individual may remain in effect and are not required to be terminated prior to Closing.”

6. This First Amendment is subject to, and shall become effective upon, (i) counterparts of this First Amendment being executed and delivered by each party hereto and (ii) the execution and delivery by each of the parties thereto of Amendment No. 1 to Stock Purchase Agreement in the form attached hereto as Exhibit 1.

7. Except as specifically amended by the foregoing, the terms and conditions of the Merger Agreement shall remain in full force and effect.

F-1-1

IN WITNESS THEREOF, the parties hereto have executed this First Amendment as of the date first above written.

JACKSONVILLE BANCORP, INC.

By:	/s/ Gilbert J. Pomar, III Gilbert J. Pomar, III Its: President

ATLANTIC BANCGROUP, INC.

By:	/s/ Barry W. Chandler Barry W. Chandler Its: President and Chief Executive Officer

F-1-2

AGREEMENT AND PLAN OF MERGER

by and between

JACKSONVILLE BANCORP, INC.

and

ATLANTIC BANCGROUP, INC.

Dated as of

May 10, 2010

ARTICLE I TRANSACTIONS AND TERMS OF MERGER	F-2-1
1.1 Merger	F-2-1
1.2 Time and Place of Closing	F-2-1
1.3 Bank Merger	F-2-1
1.4 Restructuring of the Merger	F-2-2
1.5 Effective Time	F-2-2
1.6 Stockholders’ Agreements	F-2-2
ARTICLE II EFFECT OF MERGER	F-2-2
2.1 Articles of Incorporation	F-2-2
2.2 Bylaws	F-2-2
2.3 Officers and Directors	F-2-2
ARTICLE III CONVERSION OF CONSTITUENTS’ CAPITAL SHARES	F-2-2
3.1 Manner of Converting Shares	F-2-2
3.2 Anti-Dilution Provisions	F-2-3
3.3 Shares Held by ABI	F-2-3
3.4 Dissenting Stockholders	F-2-3
3.5 Fractional Shares	F-2-3
ARTICLE IV EXCHANGE OF SHARES	F-2-3
4.1 Exchange Procedures	F-2-3
4.2 Rights of Former ABI Stockholders	F-2-4
4.3 Identity of Recipient of JBI Common Stock	F-2-4
4.4 Lost or Stolen Certificates	F-2-4
ARTICLE V REPRESENTATIONS AND WARRANTIES OF ABI	F-2-5
5.1 Corporate Organization, Standing and Power	F-2-5
5.2 Authority; No Breach By Agreement	F-2-5
5.3 Capital Stock	F-2-5
5.4 ABI Subsidiaries	F-2-6
5.5 Reports and Financial Statements	F-2-7
5.6 Absence of Undisclosed Liabilities	F-2-8
5.7 Absence of Certain Changes or Events	F-2-8
5.8 Tax Matters	F-2-8
5.9 Loan Portfolio; Documentation and Reports	F-2-9
5.10 Assets; Insurance	F-2-10
5.11 Environmental Matters	F-2-11
5.12 Compliance with Laws	F-2-12
5.13 Labor Relations; Employees	F-2-12
5.14 Employee Benefit Plans	F-2-13

F-2-i

5.15 Material Contracts	F-2-14
5.16 Legal Proceedings	F-2-15
5.17 [Intentionally Omitted]	F-2-15
5.18 Statements True and Correct	F-2-15
5.19 Tax and Regulatory Matters	F-2-15
5.20 Offices	F-2-15
5.21 Data Processing Systems	F-2-16
5.22 Intellectual Property	F-2-16
5.23 Administration of Trust Accounts	F-2-16
5.24 Advisory Fees	F-2-16
5.25 Regulatory Approvals	F-2-16
5.26 Repurchase Agreements; Derivatives Contracts	F-2-16
5.27 Antitakeover Provisions	F-2-17
5.28 Transactions with Management	F-2-17
5.29 Deposits	F-2-17
5.30 Accounting Controls	F-2-17
5.31 Deposit Insurance	F-2-17
5.32 Registration Obligations	F-2-17
5.33 [Intentionally Omitted]	F-2-17
5.34 Privacy of Customer Information	F-2-17
5.35 Charter Provisions	F-2-18
5.36 Opinion of Financial Advisor	F-2-18
5.37 Board Recommendation	F-2-18
5.38 Notice of Deadlines	F-2-18
ARTICLE VI REPRESENTATIONS AND WARRANTIES OF JBI	F-2-18
6.1 Corporate Organization, Standing and Power	F-2-18
6.2 Authority; No Breach By Agreement	F-2-18
6.3 Capital Stock	F-2-19
6.4 JBI Subsidiaries	F-2-19
6.5 Reports and Financial Statements	F-2-19
6.6 Absence of Undisclosed Liabilities	F-2-20
6.7 Absence of Certain Changes or Events	F-2-20
6.8 Tax Matters	F-2-21
6.9 Environmental Matters	F-2-22
6.10 Compliance with Laws	F-2-23
6.11 Labor Relations; Employees	F-2-23
6.12 Legal Proceedings	F-2-24
6.13 Statements True and Correct	F-2-24
6.14 Tax and Regulatory Matters	F-2-24
6.15 Administration of Trust Accounts	F-2-24
6.16 Brokers Fees	F-2-24

F-2-ii

6.17 Regulatory Approvals	F-2-24
6.18 Accounting Controls	F-2-24
6.19 Charter Provisions	F-2-25
6.20 Board Recommendation	F-2-25
ARTICLE VII CONDUCT OF BUSINESS PENDING CONSUMMATION	F-2-25
7.1 Covenants of Both Parties	F-2-25
7.2 Covenants of ABI	F-2-25
7.3 Covenants of JBI	F-2-28
7.4 Adverse Changes in Condition	F-2-28
7.5 Reports	F-2-28
7.6 Acquisition Proposals	F-2-29
7.7 NASDAQ Qualification	F-2-29
ARTICLE VIII ADDITIONAL AGREEMENTS	F-2-29
8.1 Regulatory Matters	F-2-29
8.2 Access to Information	F-2-31
8.3 Efforts to Consummate	F-2-31
8.4 Stockholders’ Meetings	F-2-31
8.5 Certificate of Objections	F-2-32
8.6 Publicity	F-2-32
8.7 Expenses	F-2-32
8.8 Failure to Close	F-2-32
8.9 Fairness Opinion	F-2-33
8.10 Tax Treatment	F-2-33
8.11 Agreement of Affiliates	F-2-33
8.12 Environmental Audit; Title Policy; Survey	F-2-33
8.13 Compliance Matters	F-2-33
8.14 Subsequent Filings	F-2-33
8.15 Fixed Asset Inventory	F-2-34
8.16 Director’s and Officer’s Indemnification	F-2-34
8.17 Employee Matters	F-2-34
8.18 Via Mare Sale	F-2-35
ARTICLE IX CONDITIONS PRECEDENT TO OBLIGATIONS TO CONSUMMATE	F-2-35
9.1 Conditions to Obligations of Each Party	F-2-35
9.2 Conditions to Obligations of JBI	F-2-36
9.3 Conditions to Obligations of ABI	F-2-39
ARTICLE X TERMINATION	F-2-40
10.1 Termination	F-2-40
10.2 Effect of Termination	F-2-41

F-2-iii

10.3 ABI Termination Fee	F-2-41
10.4 JBI Termination Fee	F-2-42
10.5 Non-Survival of Representations and Covenants	F-2-42
ARTICLE XI MISCELLANEOUS	F-2-42
11.1 Definitions	F-2-42
11.2 Entire Agreement	F-2-48
11.3 Amendments	F-2-48
11.4 Waivers	F-2-48
11.5 Assignment	F-2-48
11.6 Notices	F-2-49
11.7 Brokers and Finders	F-2-49
11.8 Governing Law	F-2-49
11.9 Counterparts	F-2-49
11.10 Captions	F-2-49
11.11 Enforcement of Agreement	F-2-49
11.12 Severability	F-2-50
11.13 Construction of Terms	F-2-50
11.14 No Construction Against Drafter	F-2-50
11.15 Schedules	F-2-50
11.16 Exhibits and Schedules	F-2-50
11.17 No Third Party Beneficiaries	F-2-50

EXHIBITS

Exhibit A: Form of Stockholders Agreement
Exhibit B: Form of Affiliate Agreement
Exhibit C: Bank Plan of Merger
Exhibit D: Form of Claims Letter

F-2-iv

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of May 10, 2010, by and between Jacksonville Bancorp, Inc. (“JBI”), a corporation organized and existing under the laws of the State of Florida, with its principal office located in Jacksonville, Florida, and Atlantic BancGroup, Inc. (“ABI”), a corporation organized and existing under the laws of the State of Florida, with its principal office located in Jacksonville Beach, Florida.

Preamble

The Boards of Directors of ABI and JBI are of the opinion that the transactions described herein are in the best interests of the Parties and their respective stockholders. This Agreement provides for the merger (the “Merger”) of ABI with and into JBI. At the Effective Time of such Merger, the outstanding shares of the capital stock of ABI shall be converted into the right to receive shares of JBI Common Stock (as provided herein). The Merger is subject to the approvals of the stockholders of ABI, the Florida Office of Financial Regulation and the Federal Reserve Board, and the satisfaction of certain other conditions described in this Agreement. It is the intention of the Parties to this Agreement that, for federal income tax purposes, the merger shall qualify as a “reorganization” within the meaning of Section 368(a) of the IRC.

In connection with the execution of this Agreement, JBI is entering into a stock purchase agreement (the “Stock Purchase Agreement”) with CapGen Capital Group IV LP, a Delaware limited partnership (“CapGen”) and other investors acting severally and not jointly (collectively with CapGen, the “Investors”), under which the Investors are agreeing to purchase, and JBI is agreeing to sell, in the aggregate, approximately 3 million shares of JBI Common Stock (the “Stock Purchase”) for a purchase price of $10.00 per share, subject to and conditioned upon, among other things, (i) each of the Investors obtaining all necessary Regulatory Authority Consents, including CapGen obtaining prior consent, approval, authorization, clearance, exemption, waiver or similar act from the applicable Regulatory Authorities to the effect that CapGen’s investment in the Surviving Corporation would not be deemed or construed to be an ownership of more than 49.9% for GAAP or regulatory accounting purposes for purposes of the capital rules of the applicable Regulatory Authorities, and that CapGen and the Surviving Corporation will be “well capitalized” for all purposes of the applicable Regulatory Authorities immediately following the Stock Purchase, (ii) the consummation of the Merger, and (iii) the approval by JBI stockholders of the Stock Purchase and the amendment and restatement of its Articles of Incorporation contemplated by the Stock Purchase Agreement.

Certain terms used in this Agreement are defined in Section 11.1 of this Agreement.

NOW, THEREFORE, in consideration of the above and the mutual warranties, representations, covenants and agreements set forth herein, the Parties agree as follows:

ARTICLE I

TRANSACTIONS AND TERMS OF MERGER

1.1  Merger. Subject to the terms and conditions of this Agreement, at the Effective Time, ABI shall be merged with and into JBI in accordance with, and with the effect provided in, the applicable provisions of the FBCA. JBI shall be the Surviving Corporation resulting from the Merger and shall continue to be governed by the Laws of the State of Florida. The Merger shall be consummated pursuant to the terms of this Agreement, which has been approved and adopted by the JBI Board and the ABI Board.

1.2  Time and Place of Closing. The place of Closing shall be at the offices of JBI, Jacksonville, Florida, or such other place as may be mutually agreed upon by the Parties. Subject to the terms and conditions hereof, unless otherwise mutually agreed upon in writing by the chief executive officers of each Party, the Closing will take place at 9:00 A.M. Eastern Time on the first business day of the month immediately subsequent to the month in which the closing conditions set forth in Article 9 below have been satisfied (or waived pursuant to Section 11.4 of this Agreement).

1.3  Bank Merger. ABI Bank, a Florida banking corporation that is a wholly owned subsidiary of ABI, shall be merged (the “Bank Merger”) with and into The Jacksonville Bank (“JBI Bank”), a Florida banking corporation that is a wholly owned subsidiary of JBI, in accordance with the provisions of, and with the effect

F-2-1

provided in, 12 U.S.C. 215a on terms and subject to the provisions of the Bank Plan of Merger (the “Bank Plan”), attached hereto as Exhibit C. The Bank Plan shall be executed and the transactions contemplated therein shall be consummated at such time as JBI directs, which shall immediately follow the effective time of the Merger or on such later date as JBI may direct. ABI, as sole shareholder of ABI Bank, shall vote all shares of capital stock of ABI Bank in favor of the Bank Plan and the Bank Merger provided therein.

1.4  Restructuring of the Merger. JBI shall have the right to amend the structure of the Merger and other transactions herein contemplated in order to assure that the Merger, for federal income tax purposes, shall qualify as a “reorganization” within the meaning of Section 368(a) of the IRC, provided, that no such revision to the structure of the Merger shall result in (a) any changes in the amount or type of the consideration which the holders of shares of ABI Common Stock are entitled to receive under this Agreement, or (b) would unreasonably impede or delay consummation of the Merger. JBI may exercise this right by giving written notice to ABI in the manner provided in Section 11.6, which notice shall be in the form of an amendment to this Agreement to be executed pursuant to Section 11.3.

1.5  Effective Time. The Merger and other transactions provided for in this Agreement (other than the Bank Merger) shall become effective: (a) on the date and at the time that the Articles of Merger reflecting the Merger shall be accepted for filing by the Secretary of State of Florida, or (b) on such date and at such time subsequent to the date and time established pursuant to subsection 1.5(a) above as may be specified by the Parties in the Articles of Merger (such time is hereinafter referred to as the “Effective Time”). The Bank Merger shall become effective on the date specified by JBI. Unless JBI and ABI otherwise mutually agree in writing, the Parties shall use their commercially reasonable efforts to cause the Effective Time to occur on the date of Closing.

1.6  Stockholders’ Agreements. Concurrently with the execution of this Agreement and as a material condition hereto, each member of the ABI Board and Board of Directors of ABI Bank has executed and delivered a Stockholders Agreement in the form attached as Exhibit A hereto.

ARTICLE II

EFFECT OF MERGER

2.1  Articles of Incorporation. The Articles of Incorporation of JBI in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation immediately following the Effective Time.

2.2  Bylaws. The Bylaws of JBI in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation immediately following the Effective Time, until otherwise amended or repealed.

2.3  Officers and Directors. The incumbent officers and directors of JBI immediately prior to the Effective Time shall be the officers and directors of the Surviving Corporation. One (1) director of the ABI Board shall be appointed to the JBI Board upon the Effective Time.

ARTICLE III

CONVERSION OF CONSTITUENTS’ CAPITAL SHARES

3.1  Manner of Converting Shares. Subject to the provisions of this Article 3, at the Effective Time, by virtue of the Merger and without any further action on the part of JBI, ABI or the holders of any shares thereof, the shares of the constituent corporations shall be converted as follows:

(a) Each share of JBI Common Stock issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding from and after the Effective Time.

(b) Subject to the potential adjustment provided for in Section 3.2 below, each share of ABI Common Stock (excluding shares held by any ABI Company, other than in a fiduciary capacity or as a result of debts previously contracted, and excluding shares held by stockholders who perfect their dissenters’ rights of appraisal as provided in Section 3.4 of this Agreement) issued and outstanding at the Effective Time shall cease to be outstanding and shall be converted into and exchanged for 0.2 shares of JBI Common Stock (the “Exchange Ratio”). In addition, each share of ABI Common Stock shall entitle its holder to receive cash in the amount, if any, described in Section 8.18 hereof.

F-2-2

3.2  Anti-Dilution Provisions. In the event JBI changes the number of shares of JBI Common Stock issued and outstanding prior to the Effective Time as a result of a stock split, stock dividend or similar recapitalization with respect to such stock and the record date therefor shall be prior to the Effective Time, the Exchange Ratio shall be proportionately adjusted as needed to preserve the relative economic benefit to the Parties.

3.3  Shares Held by ABI. Each of the shares of ABI Common Stock held by any ABI Company, other than in a fiduciary capacity or as a result of debts previously contracted, shall be canceled and retired at the Effective Time and no consideration shall be issued in exchange therefor.

3.4  Dissenting Stockholders. Any holder of shares of ABI Common Stock who perfects his dissenter’s rights of appraisal in accordance with and as contemplated by Sections 607.1301-607.1333 of the FBCA (the “Dissenter Provisions”) shall be entitled to receive the value of such shares in cash as determined pursuant to such provision of Law; provided, however, that no such payment shall be made to any dissenting stockholder unless and until such dissenting stockholder has complied with the applicable provisions of the FBCA and surrendered to the Surviving Corporation the certificate or certificates representing the shares for which payment is being made; provided, further, nothing contained in this Section 3.4 shall in any way limit the right of JBI to terminate this Agreement and abandon the Merger pursuant to subsection 10.1(i) below. If any dissenting stockholder gives notice to ABI, ABI will promptly give JBI notice thereof, and JBI will have the right to participate in all negotiations and proceedings with respect to any such demands. ABI will not, except with the prior written consent of JBI, voluntarily make any payment with respect to, or settle or offer to settle, any such demand for payment. In the event that after the Effective Time a dissenting stockholder of ABI fails to perfect, or effectively withdraws or loses, his right to appraisal and of payment for his shares, the Surviving Corporation shall issue and deliver to the holder the consideration to which such holder of shares of ABI Common Stock is entitled under this Article 3 (without interest) upon surrender by such holder of the certificate or certificates representing shares of ABI Common Stock held by him.

3.5  Fractional Shares. No certificates or scrip representing fractional shares of JBI Common Stock shall be issued upon the surrender of certificates for exchange; no dividend or distribution with respect to JBI Common Stock shall be payable on or with respect to any fractional share; and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of JBI. In lieu of any such fractional share, JBI shall pay to each former stockholder of ABI who otherwise would be entitled to receive a fractional share of JBI Common Stock an amount in cash (without interest) determined by multiplying (a) $10.00 by (b) the fraction of a share of JBI Common Stock to which such holder would otherwise be entitled.

ARTICLE IV

EXCHANGE OF SHARES

4.1  Exchange Procedures. Promptly after the Effective Time, the Exchange Agent shall mail to the former stockholders of ABI appropriate transmittal materials (which shall specify that delivery shall be effected, and risk of loss and title to the certificates theretofore representing shares of ABI Common Stock shall pass, only upon proper delivery of such certificates to the Exchange Agent). Upon surrender of a certificate or certificates for exchange and cancellation to the Exchange Agent (such shares to be free and clear of all liens, claims and encumbrances), together with a properly executed letter of transmittal, the ABI Common Stock certificate or certificates so surrendered shall forthwith be cancelled, and the holder of such certificate or certificates shall be entitled to receive in exchange therefore, a certificate representing that number of whole shares of JBI Common Stock which such holder of ABI Common Stock became entitled to receive pursuant to the provisions of Article 3 hereof, and a check representing the aggregate cash consideration, if any, which such holder has the right to receive pursuant to the provisions of Article 3 hereof relating to fractional shares and/or Section 8.18 hereof. No interest will be paid or accrued on any cash in lieu of fractional shares, or any unpaid dividends and distributions, or the cash payable pursuant to Section 8.18 hereof, if any, payable to holders of certificates for ABI Common Stock. Subject to provision for lost shares as set forth in Section 4.4 hereof, the Surviving Corporation shall not be obligated to deliver the consideration to which any former holder of ABI Common Stock is entitled as a result of the Merger until such holder surrenders his certificate or certificates representing the shares of ABI Common Stock for exchange as provided in this Section 4.1. The certificate or certificates for ABI Common Stock so surrendered shall be

F-2-3

duly endorsed as the Exchange Agent may require. Any other provision of this Agreement notwithstanding, neither the Surviving Corporation, nor the Exchange Agent shall be liable to a holder of ABI Common Stock for any amounts paid or property delivered in good faith to a public official pursuant to any applicable abandoned property Law. Each of the Surviving Corporation and the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of ABI Common Stock such amounts, if any, as it is required to deduct and withhold with respect to the making of such payment under the IRC or any provision of state, local or foreign Tax Law. To the extent that any amounts are so withheld by the Surviving Company or the Exchange Agent, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of ABI Common Stock in respect of which such deduction and withholding was made by the Surviving Company or the Exchange Agent, as the case may be.

4.2  Rights of Former ABI Stockholders. The stock transfer books of ABI shall be closed as to holders of ABI Common Stock immediately prior to the Effective Time, and no transfer of ABI Common Stock by any such holder shall thereafter be made or recognized. Until surrendered for exchange in accordance with the provisions of Section 4.1 of this Agreement, each certificate theretofore representing shares of ABI Common Stock (“ABI Certificate”), other than shares to be canceled pursuant to Section 3.3 of this Agreement or as to which dissenter’s rights of appraisal have been perfected as provided in Section 3.4 of this Agreement, shall from and after the Effective Time represent for all purposes only the right to receive the consideration provided in Section 3.1 of this Agreement in exchange therefor. To the extent permitted by Law, former stockholders of record of ABI Common Stock shall be entitled to vote after the Effective Time at any meeting of JBI stockholders the number of whole shares of JBI Common Stock into which their respective shares of ABI Common Stock are converted, regardless of whether such holders have exchanged their ABI Certificates for certificates representing JBI Common Stock in accordance with the provisions of this Agreement. Whenever a dividend or other distribution is declared by JBI on the JBI Common Stock, the record date for which is at or after the Effective Time, the declaration shall include dividends or other distributions on all shares issuable pursuant to this Agreement. Notwithstanding the preceding sentence, any person holding any ABI Certificate at or after the Effective Time shall not be entitled to receive any dividend or other distribution payable after the Effective Time to holders of JBI Common Stock, which dividend or other distribution is attributable to such person’s JBI Common Stock represented by said ABI Certificate held after the Effective Time, until such person surrenders said ABI Certificate for exchange as provided in Section 4.1 of this Agreement. However, upon surrender of such ABI Certificate, both the JBI Common Stock certificate (together with all such undelivered dividends or other distributions, without interest) and any undelivered cash payments (without interest) shall be delivered and paid with respect to each share represented by such ABI Certificate. No holder of shares of ABI Common Stock shall be entitled to receive any dividends or distributions declared or made with respect to the JBI Common Stock with a record date before the Effective Time of the Merger.

4.3  Identity of Recipient of JBI Common Stock. In the event that the delivery of the consideration provided for in this Agreement is to be made to a person other than the person in whose name any certificate representing shares of ABI Common Stock surrendered is registered, such certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer), with the signature(s) appropriately guaranteed, and otherwise in proper form for transfer, and the person requesting such delivery shall pay any transfer or other taxes required by reason of the delivery to a person other than the registered holder of such certificate surrendered or establish to the satisfaction of JBI that such tax has been paid or is not applicable.

4.4  Lost or Stolen Certificates. If any holder of ABI Common Stock convertible into the right to receive shares of JBI Common Stock is unable to deliver the ABI Certificate that represents ABI Common Stock, the Exchange Agent, in the absence of actual notice that any such shares have been acquired by a bona fide purchaser, shall deliver to such holder the shares of JBI Common Stock to which the holder is entitled for such shares upon presentation of the following: (a) evidence to the reasonable satisfaction of JBI that any such ABI Certificate has been lost, wrongfully taken or destroyed; (b) such security or indemnity as may be reasonably requested by JBI to indemnify and hold JBI and the Exchange Agent harmless; and (c) evidence satisfactory to JBI that such person is the owner of the shares theretofore represented by each ABI Certificate claimed by the holder to be lost, wrongfully taken or destroyed and that the holder is the person who would be entitled to present such ABI Certificate for exchange pursuant to this Agreement.

F-2-4

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF ABI

ABI hereby represents and warrants to JBI as follows:

5.1  Corporate Organization, Standing and Power. ABI is a corporation duly organized, validly existing and in good standing under the Laws of the State of Florida, and has the corporate power and authority to carry on its business as now conducted and to own, lease and operate its Assets and to incur its Liabilities. ABI is duly qualified or licensed to transact business as a foreign corporation in good standing in the states of the United States and foreign jurisdictions where the character of its Assets or the nature or conduct of its business requires it to be so qualified or licensed, except for such jurisdictions in which the failure to be so qualified or licensed is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ABI. ABI has delivered to JBI complete and correct copies of its Articles of Incorporation and Bylaws and the articles of incorporation, bylaws and other, similar governing instruments of each of its Subsidiaries, in each case as amended through the date hereof.

5.2  Authority; No Breach By Agreement.

(a) ABI has the corporate power and authority necessary to execute, deliver and perform its obligations under this Agreement and to consummate the transactions provided for herein. The execution, delivery and performance of this Agreement and the consummation of the transactions provided for herein, including the Merger, have been duly and validly authorized by all necessary corporate action on the part of ABI, subject to the approval of this Agreement by the holders of a majority of the outstanding shares of ABI Common Stock. Subject to such requisite stockholder approval and required regulatory consents, this Agreement represents a legal, valid and binding obligation of ABI, enforceable against ABI in accordance with its terms.

(b) Except as set forth on Schedule 5.2(b), neither the execution and delivery of this Agreement by ABI, nor the consummation by ABI of the transactions provided for herein, nor compliance by ABI with any of the provisions hereof, will (i) conflict with or result in a breach of any provision of ABI’s Articles of Incorporation or Bylaws or the Articles or Certificates of Incorporation or Bylaws of any ABI Subsidiary, or (ii) constitute or result in a Default under, or require any Consent pursuant to, or result in the creation of any Lien on any Asset of any ABI Company under, any Contract or Permit of any ABI Company, or (iii) subject to receipt of the requisite Consents and approvals referred to in this Agreement, violate or conflict with any Law or Order applicable to any ABI Company or any of their respective Assets. For each Contract or Permit for which a Consent is required, Schedule 5.2(b) describes any advance notice to be made and any fee required to be paid in connection with obtaining the Consent.

(c) Other than (i) in connection or compliance with the provisions of the Securities Laws, applicable state corporate and securities Laws, and rules of the NASD, (ii) Consents required from Regulatory Authorities, (iii) the approval by the stockholders of ABI of the Merger and the transactions provided for in this Agreement, (iv) notices to or filings with the Internal Revenue Service or the Pension Benefit Guaranty Corporation with respect to any employee benefit plans, and (v) Consents, filings or notifications which, if not obtained or made, are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ABI, no notice to, filing with or Consent of, any public body or authority is necessary for the consummation by ABI of the Merger and the other transactions provided for in this Agreement.

5.3  Capital Stock.

(a) The authorized capital stock of ABI consists solely of 2,000,000 shares of ABI Preferred Stock, none of which are outstanding, and 10,000,000 shares of ABI Common Stock, of which 1,247,516 shares are issued and outstanding (none of which is held in the treasury of ABI). All of the issued and outstanding shares of ABI Common Stock are duly and validly issued and outstanding and are fully paid and nonassessable. None of the shares of capital stock, options, or other securities of ABI has been issued in violation of the Securities Laws, any state securities laws or any preemptive rights of the current or past stockholders of ABI.

(b) There are no shares of capital stock or other equity securities of ABI outstanding and no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of the capital stock of ABI or contracts,

F-2-5

commitments, understandings or arrangements by which ABI is or may be bound to issue additional shares of its capital stock or options, warrants or rights to purchase or acquire any additional shares of its capital stock. ABI has no liability for dividends declared or accrued, but unpaid, with respect to any of its capital stock.

5.4  ABI Subsidiaries.

(a) The ABI Subsidiaries include (i) Atlantic BancGroup Statutory Trust I, a Delaware statutory trust, duly organized, validly existing and in good standing under the Laws of the State of Delaware, and (ii) ABI Bank, a Florida, FDIC-insured, non-member banking corporation, duly organized, validly existing and in good standing under the Laws of the State of Florida. Additionally, ABI Bank has three (3) wholly-owned subsidiaries: S. PT. Properties, Inc., a Florida corporation, Parman Place, Inc., a Florida corporation, and East Arlington, Inc., a Florida corporation. Each of the ABI Subsidiaries has the corporate power and authority necessary for it to own, lease and operate its Assets and to incur its Liabilities and to carry on its business as now conducted. Each ABI Subsidiary is duly qualified or licensed to transact business as a foreign corporation in good standing in the states of the United States and foreign jurisdictions where the character of its Assets or the nature or conduct of its business requires it to be so qualified or licensed, except for jurisdictions in which the failure to be so qualified or licensed is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ABI.

(b) The authorized, issued and outstanding capital stock of each ABI Subsidiary, including without limitation ABI Bank, is set forth on Schedule 5.4(b). ABI or ABI Bank owns all of the issued and outstanding shares of capital stock of each ABI Subsidiary. None of the shares of capital stock or other securities of any ABI Subsidiary has been issued in violation of the Securities Laws, any state securities laws or any preemptive rights. No equity securities of any ABI Subsidiary are or may become required to be issued by reason of any options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of the capital stock of any such Subsidiary, and there are no Contracts by which any ABI Subsidiary is bound to issue additional shares of its capital stock or options, warrants or rights to purchase or acquire any additional shares of its capital stock or by which any ABI Company is or may be bound to transfer any shares of the capital stock of any ABI Subsidiary. There are no Contracts relating to the rights of any ABI Company to vote or to dispose of any shares of the capital stock of any ABI Subsidiary. All of the shares of capital stock of each ABI Subsidiary held by an ABI Company are fully paid and nonassessable under the applicable corporation Law of the jurisdiction in which such Subsidiary is incorporated and organized and are owned by the ABI Company free and clear of any Lien. No ABI Subsidiary has any liability for dividends declared or accrued, but unpaid, with respect to any of its capital stock. For purposes of this Section 5.4(b), references to “capital stock” shall be deemed to include membership interests with respect to any ABI Company that is a limited liability company.

(c) The minute books of ABI, ABI Bank and each ABI Subsidiary contain complete and accurate records in all material respects of all meetings and other corporate actions held or taken by their respective stockholders and Boards of Directors (including all committees thereof), since January 1, 2004 (or since such entity’s formation, if later), and have been provided or made available to JBI, provided that specific resolutions and minutes in respect of the proposed affiliation of ABI with JBI or other entities have not been included in such materials provided to JBI.

(d) None of the ABI Companies has or is currently engaged in any activities that are not permissible under the BHC Act for a bank holding company.

(e) Except as set forth on Schedule 5.4(e), no ABI Company and no employee or agent thereof is registered or required to be registered as an investment adviser or broker/dealer under the Securities Laws. All activities with respect to the solicitation, offer, marketing and/or sale of securities under “networking” or similar arrangements: (i) are and have at all times been conducted in accordance with all applicable Laws, including without limitation the Securities Laws, state securities laws, and all state and federal banking laws and regulations, and (ii) satisfy the definition of a “Third Party Brokerage Arrangement” under Section 201 of the Gramm-Leach-Bliley Act and regulations promulgated thereunder. There has been no misrepresentation or omission of a material fact by any ABI Company and/or their respective agents in connection with the

F-2-6

solicitation, marketing or sale of any securities, and each customer has been provided with any and all disclosure materials as required by applicable Law.

5.5  Reports and Financial Statements. Since its formation, each ABI Company has timely filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that it was required to file, with (i) the SEC, including, but not limited to, Forms 10-K, Forms 10-Q, Forms 8-K, and proxy statements, (ii) other Regulatory Authorities, and (iii) any applicable state securities or banking authorities, and has paid all fees and assessments due and payable in connection therewith. As of its respective date, except as set forth on Schedule 5.5, each of such reports and documents, including the ABI Financial Statements, exhibits, and schedules thereto, complied in all material respects with all applicable Laws, including without limitation the Securities Laws. As of its respective date, each such report, registration, statement and document did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. ABI has delivered to JBI all comment letters received by ABI from the staff of the SEC and all responses to such comment letters by or on behalf of ABI. ABI’s principal executive officer and principal financial officer (and ABI’s former principal executive officers and principal financial officers, as applicable) have made the certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the rules and regulations of the 1934 Act thereunder with respect to ABI’s 1934 Act Documents. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes–Oxley Act. Such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither ABI nor any of its officers has received notice from any Regulatory Authority questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications. Except for ABI Subsidiaries that are registered as a broker, dealer, or investment advisor, no ABI Subsidiary is required to file any 1934 Act Documents.

The ABI Financial Statements included in such reports (as of the dates thereof and for the periods covered thereby) (i) are or if dated after the date of this Agreement, will be, in accordance with the books and records of the ABI Companies, which are or will be, as the case may be, complete and correct and which have been or will have been, as the case may be, maintained in accordance with applicable legal and accounting principles and reflect only actual transactions and (ii) have been prepared in accordance with GAAP (subject to exceptions as to consistency specified therein or as may be indicated in the notes thereto or, in the case of interim financial statements, to normal year-end adjustments that are not material) and present, or will present, fairly the consolidated financial position of the ABI Companies as of the dates indicated and the consolidated results of operations, changes in stockholders’ equity, and cash flows of the ABI Companies for the periods indicated. ABI previously has provided to JBI copies of all ABI Call Reports for periods ended prior to the date hereof, and ABI will deliver to JBI promptly copies of all ABI Call Reports prepared subsequent to the date hereof. The ABI Call Reports have been prepared in material compliance with (A) the rules and regulations of the respective federal or state banking regulator with which they were filed, and (B) regulatory accounting principles, which principles have been consistently applied during the periods involved, except as otherwise noted therein. Except for normal examinations conducted by Regulatory Authorities in the regular course of the business of the ABI Companies, to the Knowledge of any ABI Company, no Regulatory Authority has initiated any proceeding or, to the Knowledge of any ABI Company, investigation into the business or operations of any ABI Company. There is no unresolved violation, criticism or exception by any Regulatory Authority with respect to any report or statement or lien or any examinations of any ABI Company. ABI’s independent public accountants, which have expressed their opinion with respect to the ABI Financial Statements of ABI and its Subsidiaries including those included in ABI’s 1934 Act Documents (including the related notes), are and have been throughout the periods covered by such Financial Statements (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act) (to the extent applicable during such period), (ii) “independent” with respect to ABI within the meaning of Regulation S-X, and (iii) with respect to ABI, in compliance with subsections (g) through (l) of Section 10A of the 1934 Act and related Securities Laws. ABI’s directors and executive officers subject to Section 16 of the 1934 Act have complied, in all material respects, with the reporting requirements of Section 16 of the 1934 Act and the regulations promulgated thereunder.

F-2-7

5.6  Absence of Undisclosed Liabilities. No ABI Company has any Liabilities that have or are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ABI, except Liabilities accrued or reserved against in the consolidated balance sheets of ABI as of December 31, 2009, included in the ABI Financial Statements or reflected in the notes thereto, except as set forth on Schedule 5.6. No ABI Company has incurred or paid any Liability since December 31, 2009, except for such Liabilities incurred or paid in the ordinary course of business consistent with past business practice and which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ABI. Except as disclosed on Schedule 5.6, no ABI Company is directly or indirectly liable, by guarantee, indemnity, or otherwise, upon or with respect to, or obligated, by discount or repurchase agreement or in any other way, to provide funds in respect to, or obligated to guarantee or assume any Liability of any Person for any amount in excess of $50,000. Schedule 5.6 lists, and ABI has delivered to JBI copies of the documentation creating or governing, all securitization transactions and “off-balance sheet arrangements” (as defined in Item 303(a)(4)(ii) of Regulation S-K of the 1934 Act) effected by ABI or the ABI Subsidiaries other than letters of credit.

5.7  Absence of Certain Changes or Events. Except as set forth on Schedule 5.7, since December 31, 2009: (i) there have been no events, changes or occurrences that have had, or are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ABI or its Subsidiaries, including without limitation any change in the administrative or supervisory standing or rating of ABI or ABI Bank with any Regulatory Authority, (ii) the ABI Companies have not taken any action, or failed to take any action, prior to the date of this Agreement, which action or failure, if taken after the date of this Agreement, would represent or result in a material breach or violation of any of the covenants and agreements of ABI provided in Article 7 of this Agreement, and (iii) to ABI’s Knowledge, no fact or condition exists which ABI believes will cause a Material Adverse Effect on ABI or its Subsidiaries in the future, subject to changes in general economic or industry conditions.

5.8  Tax Matters.

(a) All Tax returns required to be filed by or on behalf of any of the ABI Companies have been timely filed or requests for extensions have been timely filed, granted and have not expired, and all returns filed are complete and accurate in all material respects. All Taxes shown as due on filed returns have been paid. There is no audit examination, deficiency, refund Litigation or matter in controversy pending, or to the Knowledge of ABI or ABI Bank, threatened, with respect to any Taxes that might result in a determination that would have, individually or in the aggregate, a Material Adverse Effect on ABI, except as reserved against in the ABI Financial Statements delivered prior to the date of this Agreement. All Taxes and other Liabilities due with respect to completed and settled examinations or concluded Litigation have been fully paid.

(b) None of the ABI Companies has executed an extension or waiver of any statute of limitations on the assessment or collection of any Tax due (excluding such statutes that relate to years currently under examination by the Internal Revenue Service or other applicable taxing authorities) that is currently in effect.

(c) Adequate provision for any Taxes due or to become due for any of the ABI Companies for the period or periods through and including the date of the respective ABI Financial Statements has been made and is reflected on such ABI Financial Statements.

(d) Any and all deferred Taxes of the ABI Companies have been provided for in accordance with GAAP.

(e) None of the ABI Companies is responsible for the Taxes of any other Person other than the ABI Companies under Treasury Regulation 1.1502-6 or any similar provision of federal or state Law.

(f) Except as set forth on Schedule 5.8(f), none of the ABI Companies has made any payment, is obligated to make any payment or is a party to any Contract that could obligate it to make any payment that would be disallowed as a deduction under Section 280G or 162(m) of the IRC.

(g) There has not been an ownership change, as defined in Section 382(g) of the IRC, that occurred during or after any taxable period in which ABI, ABI Bank or any ABI Subsidiaries incurred an operating loss that carries over to any taxable period ending after the fiscal year of ABI immediately preceding the date of this Agreement.

F-2-8

(h) (i) Proper and accurate amounts have been withheld by the ABI Companies from their employees and others for all prior periods in compliance in all material respects with the tax withholding provisions of all applicable federal, state and local Laws and proper due diligence steps have been taken in connection with back up withholding, (ii) federal, state and local returns have been filed by the ABI Companies for all periods for which returns were due with respect to withholding, Social Security and unemployment taxes or charges due to any federal, state or local taxing authority and (iii) the amounts shown on such returns to be due and payable have been paid in full or adequate provision therefore have been included by ABI in the ABI Financial Statements.

(i) ABI has delivered or made available to JBI correct and complete copies of all Tax returns filed by ABI and each ABI Subsidiary for each fiscal year ended on and after January 1, 2005.

(j) No claim has ever been made by an authority in a jurisdiction where any ABI Company does not file a Tax return that such ABI Company may be subject to Taxes by that jurisdiction.

(k) During the five-year period ending on the date hereof, none of the ABI Companies was a “distributing corporation” or a “controlled corporation” as defined in, and in a transaction intended to be governed by Section 355 of the IRC.

(l) ABI has not been a United States real property holding corporation within the meaning of IRC Section 897(c)(1)(A)(ii).

(m) None of the ABI Companies has been or will be required to include any adjustment in taxable income for any Tax period (or portion thereof) pursuant to Section 481 of the IRC or any comparable provision under state or foreign Tax Laws as a result of transactions or events occurring prior to the Closing. There is no taxable income of ABI that will be required under applicable tax law to be reported by JBI or any of its Affiliates for a taxable period beginning after the Closing Date which taxable income was realized prior to the Closing Date. The net operating losses of the ABI Companies are not subject to any limitation on their use under the provisions of Sections 382 or 269 of the IRC or any other provisions of the IRC or the Treasury Regulations dealing with the utilization of net operating losses other than any such limitations as may arise as a result of the consummation of the transactions contemplated by this Agreement.

(n) None of the ABI Companies are subject to any private letter ruling of the Internal Revenue Service or comparable rulings of any Taxing Authority.

(o) No property owned by the ABI Companies is (i) property required to be treated as being owned by another Person pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Tax Reform Act of 1986, (ii) “tax-exempt use property” within the meaning of Section 168(h)(1) of the IRC or (iii) “tax-exempt bond financed property” within the meaning of Section 168(g) of the IRC, (iv) “limited use property” within the meaning of Rev. Proc. 76-30, (v) subject to Section 168(g)(1)(A) of the IRC or (vi) subject to any provision of state, local or foreign Law comparable to any of the provisions listed above.

(p) None of the ABI Companies have any “corporate acquisition indebtedness” within the meaning of Section 279 of the IRC.

(q) ABI has disclosed on its federal income Tax Returns all positions taken therein that could give rise to substantial understatement of federal income tax within the meaning of Section 6662 of the IRC.

(r) ABI has not participated in any reportable transaction, as defined in Treasury Regulation Section 1.6011-4(b)(1), or a transaction substantially similar to a reportable transaction.

5.9  Loan Portfolio; Documentation and Reports.

(a) (i) Except as disclosed in Schedule 5.9(a)(i), none of the ABI Companies is a creditor as to any written or oral loan agreement, note or borrowing arrangement, including without limitation leases, credit enhancements, commitments and interest-bearing assets (the “Loans”), other than Loans the unpaid principal balance of which does not exceed $25,000 per Loan or $50,000 in the aggregate, under the terms of which the obligor is, as of the date of this Agreement, over 90 days delinquent in payment of principal or interest or in default of any other material provisions.

F-2-9

(ii) Except as otherwise set forth in Schedule 5.9(a)(ii), none of the ABI Companies is a creditor as to any Loan, including without limitation any loan guaranty, to any director, executive officer or 5% stockholder thereof, or to the Knowledge of ABI or ABI Bank, any Person controlling, controlled by or under common control with any of the foregoing.

(iii) All of the Loans held by any of the ABI Companies are in all respects the binding obligations of the respective obligors named therein in accordance with their respective terms, are not subject to any defenses, setoffs or counterclaims, except as may be provided by bankruptcy, insolvency or similar Laws or by general principles of equity, and were solicited, originated and exist in material compliance with all applicable Laws and ABI loan policies, except for deviations from such policies that (a) have been approved by current management of ABI, in the case of Loans with an outstanding principal balance that exceeds $25,000, or (b) in the judgment of ABI management, will not adversely affect the ultimate collectibility of such Loan.

(iv) Except as set forth in Schedule 5.9(a)(iv), none of the ABI Companies holds any Loans in the original principal amount in excess of $25,000 per Loan or $50,000 in the aggregate that have been classified by any bank examiner, whether regulatory or internal, or, in the exercise of reasonable diligence by ABI, ABI Bank or any Regulatory Authority, should have been classified, as “other loans Specifically Mentioned,” “Special Mention,” “Substandard,” “Doubtful,” “Loss,” “Classified,” “Watch List,” “Criticized,” “Credit Risk Assets,” “concerned loans” or words of similar import.

(v) To the Knowledge of the ABI Companies, the allowance for possible loan or credit losses (the “ABI Allowance”) shown on the consolidated balance sheets of ABI included in the most recent ABI Financial Statements dated prior to the date of this Agreement was, and the ABI Allowance shown on the consolidated balance sheets of ABI included in the ABI Financial Statements as of dates subsequent to the execution of this Agreement will be, as of the dates thereof, adequate (within the meaning of GAAP and applicable regulatory requirements or guidelines) to provide for losses relating to or inherent in the loan and lease portfolios (including accrued interest receivables) of the ABI Companies and other extensions of credit (including letters of credit and commitments to make loans or extend credit) by the ABI Companies as of the dates thereof. To the Knowledge of the ABI Companies, the reserve for losses with respect to other real estate owned (“OREO Reserve”) shown on the most recent Financial Statements and ABI Call Reports were, and the OREO Reserve to be shown on the Financial Statements and ABI Call Reports as of any date subsequent to the execution of this Agreement will be, as of such dates, adequate to provide for losses relating to the other real estate owned portfolio of ABI and ABI Bank as of the dates thereof. To the Knowledge of the ABI Companies, the reserve for losses in respect of litigation (“Litigation Reserve”) shown on the most recent Financial Statements and ABI Call Reports and the Litigation Reserve to be shown on the Financial Statements and ABI Call Reports as of any date subsequent to the execution of this Agreement will be, as of such dates, adequate to provide for losses relating to or arising out of all pending or threatened litigation applicable to ABI, ABI Bank and the ABI Subsidiaries as of the dates thereof. Each such reserve described above has been established in accordance with applicable accounting principles and regulatory requirements and guidelines.

(b) The documentation relating to each Loan made by any ABI Company and to all security interests, mortgages and other liens with respect to all collateral for loans is adequate for the enforcement of the material terms of such Loan, security interest, mortgage or other lien, except for inadequacies in such documentation which will not, individually or in the aggregate, have a Material Adverse Effect on ABI.

5.10  Assets; Insurance. The ABI Companies have marketable title, free and clear of all Liens, to all of their respective Assets. One of the ABI Companies has good and marketable fee simple title to the real property described in Schedule 5.10(a) and has an enforceable leasehold interest in the real property described in Schedule 5.10(b), if any, free and clear of all Liens. All tangible real and personal properties and Assets used in the businesses of the ABI Companies are usable in the ordinary course of business consistent with ABI’s past practices. All Assets that are material to ABI’s business on a consolidated basis, held under leases or subleases by any of the ABI Companies are held under valid Contracts enforceable in accordance with their respective terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting the enforcement of creditors’ rights generally and except that the

F-2-10

availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceedings may be brought), and each such Contract is in full force and effect and there is not under any such Contract any Default or claim of Default by ABI or ABI Bank or, to the Knowledge of ABI or ABI Bank, by any other party to the Contract. Schedules 5.10(a) and 5.10(b) identify each parcel of real estate or interest therein owned, leased or subleased by any of the ABI Companies or in which any ABI Company has any ownership or leasehold interest. If applicable, Schedule 5.10(b) also lists or otherwise describes each and every written or oral lease or sublease under which any ABI Company is the lessee of any real property and which relates in any manner to the operation of the businesses of any ABI Company, including the name and other identifying information of each lessee, the terms of lease, the amounts payable by each lessee, and the status of payment under each lease. None of the ABI Companies has violated, or is currently in violation of, any Law, regulation or ordinance relating to the ownership or use of the real estate and real estate interests described in Schedules 5.10(a) and 5.10(b), including without limitation any Law relating to zoning, building, occupancy, environmental or comparable matter which individually or in the aggregate would have a Material Adverse Effect on ABI. As to each parcel of real property owned or used by any ABI Company, no ABI Company has received notice of any pending or, to the Knowledge of each of the ABI Companies, threatened condemnation proceedings, litigation proceedings or mechanic’s or materialmen’s liens. The Assets of the ABI Companies include all assets required to operate the business of the ABI Companies as now conducted. The policies of fire, theft, liability and other insurance maintained with respect to the Assets or businesses of the ABI Companies provide adequate coverage against loss or Liability, and the fidelity and blanket bonds in effect as to which any of the ABI Companies is a named insured are reasonably sufficient. Schedule 5.10(c) contains a list of all such policies and bonds maintained by any of the ABI Companies, and ABI has provided true and correct copies of each such policy to JBI. Except as set forth on Schedule 5.10(c), no claims have been made under such policies or bonds since January 1, 2005, and no ABI Company has Knowledge of any fact or condition presently existing that might form the basis of any such claim.

5.11  Environmental Matters.

(a) Each ABI Company, its Participation Facilities and, to ABI’s Knowledge its Loan Properties, are, and have been, in compliance with all Environmental Laws, except for violations that are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ABI.

(b) There is no Litigation pending or, to the Knowledge of ABI and ABI Bank, threatened before any court, governmental agency or authority or other forum in which any ABI Company or any of its Participation Facilities has been or, with respect to threatened Litigation, may be named as a defendant (i) for alleged noncompliance (including by any predecessor) with any Environmental Law or (ii) relating to the release into the environment of any Hazardous Material or oil, whether or not occurring at, on, under or involving a site owned, leased or operated by any ABI Company or any of its Participation Facilities, except for such Litigation pending or threatened that is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ABI.

(c) There is no Litigation pending or, to the Knowledge of ABI and ABI Bank, threatened before any court, governmental agency or board or other forum in which any of its Loan Properties (or ABI with respect to such Loan Property) has been or, with respect to threatened Litigation, may be named as a defendant or potentially responsible party (i) for alleged noncompliance (including by any predecessor) with any Environmental Law or (ii) relating to the release into the environment of any Hazardous Material or oil, whether or not occurring at, on, under or involving a Loan Property, except for such Litigation pending or threatened that is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ABI.

(d) To the Knowledge of ABI and ABI Bank, there is no reasonable basis for any Litigation of a type described in subsections 5.11(b) or 5.11(c), except such as is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ABI.

(e) During the period of (i) any ABI Company’s ownership or operation of any of its respective current properties, (ii) any ABI Company’s participation in the management of any Participation Facility or (iii) any ABI Company’s holding of a security interest in a Loan Property, there have been no releases of Hazardous

F-2-11

Material or oil in, on, under or affecting such properties as to subparagraphs (e)(i) and (e)(ii) and, there have been no releases of Hazardous Material or oil in, on, under or affecting such properties referenced in subparagraph (e)(iii), except such as are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ABI. Prior to the period of (i) any ABI Company’s ownership or operation of any of its respective current properties, (ii) any ABI Company’s participation in the management of any Participation Facility, or (iii) any ABI Company’s holding of a security interest in a Loan Property, to the Knowledge of ABI and ABI Bank, there were no releases of Hazardous Material or oil in, on, under or affecting any such property, Participation Facility or Loan Property, except such as are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ABI.

5.12  Compliance with Laws. ABI is duly registered as a bank holding company under the BHC Act. Each ABI Company has in effect all Permits necessary for it to own, lease or operate its Assets and to carry on its business as now conducted, except for those Permits the absence of which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ABI, and there has occurred no Default under any such Permit except such as are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ABI. Except as set forth on Schedule 5.12, each of the ABI Companies:

(a) is and has been in compliance with all Laws, Orders and Permits applicable to its business or employees, agents or representatives conducting its business except where such noncompliance is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ABI; and

(b) has received no notification or communication from any agency or department of federal, state or local government or any Regulatory Authority or the staff thereof (i) asserting that any ABI Company is not, or suggesting that any ABI Company may not be, in compliance with any of the Laws or Orders that such governmental authority or Regulatory Authority enforces, (ii) threatening to revoke any Permits, (iii) requiring any ABI Company, or suggesting that any ABI Company may be required, to enter into or consent to the issuance of a cease and desist order, formal agreement, directive, commitment or memorandum of understanding, or to adopt any board resolution or similar undertaking, or (iv) directing, restricting or limiting, or purporting to direct, restrict or limit in any manner the operations of any ABI Company, including without limitation any restrictions on the payment of dividends, or that in any manner relates to such entity’s capital adequacy, credit or reserve policies or management or business.

Without limiting the foregoing, ABI Bank is and has been in compliance with the Bank Secrecy Act, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “USA Patriot Act”), the trade sanctions administered and enforced by the Department of Treasury’s Office of Foreign Assets Controls, the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act, all other applicable fair lending Laws and other Laws relating to discrimination except where such noncompliance is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ABI. ABI Bank has systems and procedures in place such that any material violation of any of the foregoing would reasonably be expected to have been detected by ABI Bank.

5.13  Labor Relations; Employees.

(a) No ABI Company is the subject of any Litigation asserting that it or any other ABI Company has committed an unfair labor practice (within the meaning of the National Labor Relations Act or comparable state Law) or seeking to compel it or any other ABI Company to bargain with any labor organization as to wages or conditions of employment, nor is there any strike or other labor dispute involving any ABI Company, pending or threatened, nor to its Knowledge, is there any activity involving any ABI Company’s employees seeking to certify a collective bargaining unit or engaging in any other organization activity. Each ABI Company is and has been in compliance with all Employment Laws, except for violations that are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ABI.

(b) Schedule 5.13(b) contains a true and complete list showing the names and current annual salaries of all current executive officers of each of the ABI Companies and lists for each such person the amounts paid,

F-2-12

payable or expected to be paid as salary, bonus payments and other compensation for 2007, 2008, 2009 and 2010. Schedule 5.13(b) also sets forth the name and offices held by each officer and director of each of the ABI Companies.

(c) All of the employees of each of the ABI Companies employed in the United States are either United States citizens or are legally entitled to work in the United States under the Immigration Reform and Control Act of 1986, as amended, other United States immigration Laws and the Laws related to the employment of non-United States citizens applicable in the state in which the employees are employed.

5.14  Employee Benefit Plans.

(a) Schedule 5.14(a) lists, and ABI has delivered or made available to JBI prior to the execution of this Agreement copies of, all pension, retirement, profit-sharing, salary continuation and split dollar agreements, deferred compensation agreements, change of control agreements, survivor income agreements, director deferred fee agreements, director retirement agreements, stock option, employee stock ownership, severance pay, vacation, bonus or other incentive plans, all other employee programs, arrangements or agreements, all medical, vision, dental or other health plans, all life insurance plans, and all other employee benefit plans or fringe benefit plans, including, without limitation, “employee benefit plans” as that term is defined in Section 3(3) of ERISA, currently adopted, maintained by, sponsored in whole or in part by, or contributed to by any ABI Company or Affiliate thereof for the benefit of employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries and under which employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries are eligible to participate (collectively, the “ABI Benefit Plans”). Any of the ABI Benefit Plans which is an “employee pension benefit plan,” as that term is defined in Section 3(2) of ERISA, is referred to herein as an “ABI ERISA Plan.” Each ABI ERISA Plan which is also a “defined benefit plan” (as defined in Section 414(j) of the IRC) is referred to herein as an “ABI Pension Plan.” No ABI Pension Plan is or has been a multi-employer plan within the meaning of Section 3(37) of ERISA.

(b) All ABI Benefit Plans and the administration thereof are in compliance with the applicable terms of ERISA, the IRC and any other applicable Laws, the breach or violation of which is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ABI. Each ABI ERISA Plan which is intended to be qualified under Section 401(a) of the IRC has received a favorable determination letter or opinion letter, as applicable, from the Internal Revenue Service, and ABI is not aware of any circumstances that could result in revocation of any such favorable determination letter/opinion letter. No ABI Company has engaged in a transaction with respect to any ABI Benefit Plan that, assuming the taxable period of such transaction expired as of the date hereof, would subject any ABI Company to a tax or penalty imposed by either Section 4975 of the IRC or Section 502(i) of ERISA in amounts which are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ABI. There are no actions, suits, arbitrations or claims, including any investigations or audits by the Internal Revenue Service or any other governmental authority, pending (other than routine claims for benefits) or threatened against, any ABI Benefit Plan or any ABI Company with regard to any ABI Benefit Plan, any trust which is a part of any ABI Benefit Plan, and there are no such actions, suits, arbitrations or claims related to any ABI Benefit Plan threatened or pending against any trustee, fiduciary, custodian, administrator or other person or entity holding or controlling assets of any ABI Benefit Plan, and no basis to anticipate any such action, suit, arbitration, claim, investigation or audit exists.

(c) There is no ABI ERISA Plan which is a defined benefit pension plan subject to Section 412 of the IRC.

(d) No Liability under Subtitle C or D of Title IV of ERISA has been or is expected to be incurred by any ABI Company with respect to any ongoing, frozen or terminated single-employer plan or the single-employer plan of any ERISA Affiliate. No ABI Company has incurred any withdrawal Liability with respect to a multi-employer plan under Subtitle D of Title IV of ERISA (regardless of whether based on contributions of an ERISA Affiliate), which Liability is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ABI. No notice of a “reportable event,” within the meaning of Section 4043 of ERISA for which the 30-day reporting requirement has not been waived, has been required to be filed for any ABI Pension Plan or by any ERISA Affiliate within the 12-month period ending on the date hereof.

F-2-13

(e) Except for obligations under change in control agreements and salary continuation plans previously disclosed to JBI, no ABI Company has any obligations for retiree health and life benefits under any of the ABI Benefit Plans, and there are no restrictions on the rights of such ABI Company to amend or terminate any such plan without incurring any Liability thereunder, which Liability is reasonably likely to have a Material Adverse Effect on ABI.

(f) Except as set forth on Schedule 5.14(f), neither the execution and delivery of this Agreement nor the consummation of the transactions provided for herein will (i) result in any payment (including, without limitation, severance, unemployment compensation, golden parachute or otherwise) becoming due to any director, officer or employee of any ABI Company under any ABI Benefit Plan, employment contract or otherwise, (ii) increase any benefits otherwise payable under any ABI Benefit Plan, or (iii) result in any acceleration of the time of payment or vesting of any such benefit.

(g) Schedule 5.14(g) sets forth all of the change of control agreements, salary continuation agreements, director retirement agreements and executive indexed retirement agreements, to which ABI is a party, all of which shall be terminated prior to the Effective Time in accordance with Section 9.2(h). ABI has provided to JBI, concurrently herewith, true and complete copies of the consents to termination from each of the counterparties to such Contracts, each effective at Closing. Such consents have not been withdrawn or amended in any way, and are enforceable by the parties thereto in accordance with their terms. For each such scheduled agreement, Section 9.2(h) identifies the participant(s) and the accrued benefit(s) due to such participant(s) upon effectiveness of such consent, if any (in each case taking into account the terms of the agreement as modified by the terms of the consent and by applicable Law (including FDIC Rule § 359.1)).

(h) With respect to all ABI Benefit Plans (whether or not subject to ERISA and whether or not qualified under Section 401(a) of the IRC), all contributions due (including any contributions to any trust account or payments due under any insurance policy) previously declared or otherwise required by Law or contract to have been made and any employer contributions (including any contributions to any trust account or payments due under any insurance policy) accrued but unpaid as of the date hereof will be paid by the time required by Law or contract. All contributions made or required to be made under any ABI Benefit Plan have been made and such contributions meet the requirements for deductibility under the IRC, and all contributions which are required and which have not been made have been properly recorded on the books of ABI.

5.15  Material Contracts. Except as set forth on Schedule 5.15, none of the ABI Companies, nor any of their respective Assets, businesses or operations, is a party to, or is bound or affected by, or receives benefits under any of the following (whether written or oral, express or implied): (i) any employment, severance, termination, consulting, retirement or similar Contract with any Person; (ii) any Contract relating to the borrowing of money by any ABI Company or the guarantee by any ABI Company of any such obligation (other than Contracts evidencing deposit liabilities, purchases of federal funds, fully-secured repurchase agreements, trade payables and Contracts relating to borrowings or guarantees made and letters of credit); (iii) any Contract relating to indemnification or defense of any director, officer or employee of any of the ABI Companies or any other Person; (iv) any Contract with any labor union; (v) any Contract relating to the disposition or acquisition of any interest in any business enterprise; (vi) any Contract relating to the extension of credit to, provision of services for, sale, lease or license of Assets to, engagement of services from, or purchase, lease or license of Assets from, any 5% stockholder, director or officer of any of the ABI Companies, any member of the immediate family of the foregoing or, to the Knowledge of ABI, any related interest (as defined in Regulation O promulgated by the FRB) (“Related Interest”) of any of the foregoing; (vii) any Contract (A) which limits the freedom of any of the ABI Companies to compete in any line of business or with any Person or (B) which limits the freedom of any other Person to compete in any line of business with any ABI Company; (viii) any Contract providing a power of attorney or similar authorization given by any of the ABI Companies, except as issued in the ordinary course of business with respect to routine matters; (ix) any Contract that grants another party the exclusive right to provide a service to an ABI Company; (x) any Contract that is not terminable by either party thereto upon less than thirty (30) days’ prior notice; or (xi) any Contract (other than deposit agreements and certificates of deposits issued to customers entered into in the ordinary course of business and letters of credit) that involves the payment by any of the ABI Companies of amounts aggregating $5,000 or more in any twelve-month period (together with all Contracts referred to in Sections 5.10 and 5.14(a) of this Agreement, the “ABI Contracts”). ABI has delivered

F-2-14

or made available to JBI correct and complete copies of all ABI Contracts. Each of the ABI Contracts is in full force and effect, and none of the ABI Companies is in Default under any ABI Contract. All of the indebtedness of any ABI Company for money borrowed is prepayable at any time by such ABI Company without penalty or premium, except as set forth in Schedule 5.15. The ABI Contracts set forth on Schedule 5.15 shall be arranged by reference to the applicable subsection of Section 5.15.

5.16  Legal Proceedings. Except as set forth on Schedule 5.16, there is no Litigation instituted or pending, or, to the Knowledge of ABI or ABI Bank, threatened (or unasserted but considered probable of assertion) against any ABI Company, or against any Asset, interest, or right of any of them, nor are there any Orders of any Regulatory Authorities, other governmental authorities or arbitrators outstanding, pending or, to the Knowledge of ABI or ABI Bank, threatened against any ABI Company. No ABI Company has any Knowledge of any fact or condition presently existing that might give rise to any Order, litigation, investigation or proceeding which, if determined adversely to any ABI Company, would have a Material Adverse Effect on such ABI Company or would materially restrict the right of any ABI Company to carry on its businesses as presently conducted.

5.17  [Intentionally Omitted]

5.18  Statements True and Correct. Neither this Agreement nor any statement, certificate, instrument or other writing furnished or to be furnished by any ABI Company or any Affiliate thereof to JBI pursuant to this Agreement, including the Exhibits and Schedules hereto, or any other document, agreement or instrument referred to herein, contains or will contain any untrue statement of material fact or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the information supplied or to be supplied by any ABI Company or any Affiliate thereof for inclusion in the documents to be prepared by JBI in connection with the transactions provided for in this Agreement, including without limitation (i) documents to be filed with the SEC, including without limitation the Registration Statement on Form S-4 of JBI registering the shares of JBI Common Stock to be offered to the holders of ABI Common Stock, and all amendments thereto (as amended, the “S-4 Registration Statement”) and the Proxy Statement and Prospectus in the form contained in the S-4 Registration Statement, and all amendments and supplements thereto (as amended and supplemented, the “Proxy Statement/Prospectus”), (ii) filings pursuant to any state securities and blue sky Laws, and (iii) filings made in connection with the obtaining of Consents from Regulatory Authorities, in the case of the S-4 Registration Statement, at the time the S-4 Registration Statement is declared effective pursuant to the 1933 Act, in the case of the Proxy Statement/Prospectus, at the time of the mailing thereof and at the time of the meetings of stockholders to which the Proxy Statement/Prospectus relate, and in the case of any other documents, the time such documents are filed with a Regulatory Authority and/or at the time they are distributed to stockholders of JBI or ABI, contains or will contain any untrue statement of a material fact or fails to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All documents that any ABI Company is responsible for filing with any Regulatory Authority in connection with the transactions provided for herein will comply as to form in all material respects with the provisions of applicable Law.

5.19  Tax and Regulatory Matters. No ABI Company or any Affiliate thereof has taken any action or has any Knowledge of any fact or circumstance that is reasonably likely to (a) prevent the transactions provided for herein, including the Merger, from qualifying as a reorganization within the meaning of Section 368(a) of the IRC, or (b) materially impede or delay receipt of any Consents of Regulatory Authorities referred to in subsection 9.1(b) of this Agreement or result in the imposition of a condition or restriction of the type referred to in the last sentence of such subsection 9.1(b).

5.20  Offices. The headquarters of each ABI Company and each other office, branch or facility maintained and operated by each ABI Company (including without limitation representative and loan production offices and operations centers) and the locations thereof are listed on Schedule 5.20. None of the ABI Companies maintains any other office or branch or conducts business at any other location, or has applied for or received permission to open any additional office or branch or to operate at any other location, except as set forth on Schedule 5.20.

F-2-15

5.21  Data Processing Systems. The electronic data processing systems and similar systems utilized in processing the work of each of the ABI Companies, including both hardware and software, (a) are supplied by a third party provider; (b) satisfactorily perform the data processing function for which they are presently being used; and (c) are wholly within the possession and control of one of the ABI Companies or its third party provider such that physical access to all software, documentation, passwords, access codes, backups, disks and other data storage devices and similar items readily can be made accessible to and delivered into the possession of JBI or JBI’s third party provider.

5.22  Intellectual Property. Each of the ABI Companies owns or possesses valid and binding licenses and other rights to use without additional payment all material patents, copyrights, trade secrets, trade names, service marks, trademarks, computer software and other intellectual property used in its business; and none of the ABI Companies has received any notice of conflict with respect thereto that asserts the rights of others. The ABI Companies have in all material respects performed all the obligations required to be performed by them and are not in default in any material respect under any contract, agreement, arrangement or commitment relating to any of the foregoing. Schedule 5.22 lists all of the trademarks, trade names, licenses and other intellectual property used to conduct the businesses of the ABI Companies. Each of the ABI Companies has taken reasonable precautions to safeguard its trade secrets from disclosure to third parties. No ABI Company is obligated to pay any recurring royalties to any Person with respect to any intellectual property. ABI has no Contracts with its directors, officers, or employees which requires such officer, director or employee to assign any interest in any intellectual property to a ABI Company and to keep confidential any trade secrets, proprietary data, customer information, or other business information of a ABI Company, and no such officer, director or employee is party to any Contract with any Person other than a ABI Company which requires such officer, director or employee to assign any interest in any intellectual property to any Person other than a ABI Company or to keep confidential any trade secrets, proprietary data, customer information, or other business information of any Person other than a ABI Company. No officer, director or employee of any ABI Company is party to any Contract which restricts or prohibits such officer, director or employee from engaging in activities competitive with any Person, including any ABI Company.

5.23  Administration of Trust Accounts. ABI Bank does not possess and does not exercise trust powers.

5.24  Advisory Fees. ABI has retained Allen C. Ewing & Co. (the “ABI Financial Advisor”) to serve as its financial advisor and to opine separately as to the fairness from a financial point of view of the total consideration to be received by the ABI stockholders. Attached as Schedule 5.24 is a true and accurate copy of the engagement letter entered into by and between ABI and the ABI Financial Advisor, which sets forth the fee (the “Advisory Fee”) to be paid to the ABI Financial Advisor in connection with the Merger. Other than the ABI Financial Advisor and the Advisory Fee, neither ABI nor any of its Subsidiaries nor any of their respective officers or directors has employed any broker or finder or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with any of the transactions provided for in this Agreement. ABI has terminated the engagement letter with Kendrick Pierce & Co., dated July 1, 2009, and neither ABI nor its successors and assigns has any further obligations (contingent or otherwise) to pay any amount to Kendrick Pierce & Co. (and ABI has obtained a written acknowledgement from Kendrick Pierce & Co. to that effect).

5.25  Regulatory Approvals. ABI knows of no reason why all requisite Consents of any Regulatory Authorities regarding the Merger or the Bank Merger should not or cannot be obtained.

5.26  Repurchase Agreements; Derivatives Contracts. With respect to all agreements currently outstanding pursuant to which any ABI Company has purchased securities subject to an agreement to resell, such ABI Company has a valid, perfected first lien or security interest in the securities or other collateral securing such agreement, and the value of such collateral equals or exceeds the amount of the debt secured thereby. With respect to all agreements currently outstanding pursuant to which any ABI Company has sold securities subject to an agreement to repurchase, no ABI Company has pledged collateral in excess of the amount of the debt secured thereby. No ABI Company has pledged collateral in excess of the amount required under any interest rate swap or other similar agreement currently outstanding. No ABI Company is a party to, nor has any ABI Company agreed to enter into any exchange-traded or over-the-counter swap, forward, future,

F-2-16

option, cap, floor, or collar financial contract or agreement, or any other interest rate or foreign currency protection contract not included on its balance sheet which is a financial derivative contract (including various combinations thereof).

5.27  Antitakeover Provisions. Each ABI Company has taken all actions required to exempt such ABI Company, this Agreement and the Merger from any provisions of an antitakeover nature contained in their organizational documents or the provisions of any federal or state “antitakeover,” “fair price,” “moratorium,” “control share acquisition” or similar laws or regulations (“Takeover Laws”).

5.28  Transactions with Management. Except for (a) deposits, all of which are on terms and conditions comparable in all material respects to those made available to other nonaffiliated similarly situated customers of ABI Bank at the time such deposits were entered into, (b) the loans listed on Schedule 5.9(a)(ii), (c) the agreements designated on Schedule 5.15, (d) obligations under employee benefit plans of the ABI Companies set forth in Schedule 5.14(a) and (e) any items described on Schedule 5.29, there are no contracts with or commitments to present stockholders who own more than 5% of the ABI Common Stock, directors, officers or employees (or their Related Interests) of any ABI Company involving the expenditure of more than $1,000 as to any one individual (including any business directly or indirectly controlled by any such person), or more than $5,000 for all such contracts for commitments in the aggregate for all such individuals. ABI has not extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of ABI, except as permitted by Section 13(k) of the 1934 Act, as applicable, and as permitted by Federal Reserve Regulation O and that have been made in accordance with the provisions of Regulation O. Schedule 5.9(a)(ii) identifies any loan or extension of credit maintained by ABI to which the second sentence of Section 13(k)(1) of the 1934 Act applies.

5.29  Deposits. Except as set forth on Schedule 5.29, none of the deposits of ABI Bank are “brokered” deposits or are subject to any encumbrance, legal restraint or other legal process (other than garnishments, pledges, set off rights, limitations applicable to public deposits, escrow limitations and similar actions taken in the ordinary course of business), and no portion of deposits of ABI Bank represents a deposit of any Affiliate of ABI.

5.30  Accounting Controls. In the reasonable opinion of management of ABI, each of the ABI Companies has devised and maintained systems of internal accounting control sufficient to provide reasonable assurances that: (a) all material transactions are executed in accordance with general or specific authorization of the Board of Directors and the duly authorized executive officers of the applicable ABI Company, (b) all material transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP with respect to the applicable ABI Company or any other criteria applicable to such financial statements, and to maintain proper accountability for items therein, and (c) access to the material properties and assets of each of the ABI Companies is permitted only in accordance with general or specific authorization of the Board of Directors and the duly authorized executive officers.

5.31  Deposit Insurance. The deposit accounts of ABI Bank are insured by the FDIC in accordance with the provisions of the Federal Deposit Insurance Act (the “Act”). ABI Bank has paid all regular premiums and special assessments and filed all reports required under the Act.

5.32  Registration Obligations. Neither of ABI or ABI Bank is under any obligation, contingent or otherwise, which will survive the Merger to register its securities under the 1933 Act or any state securities laws.

5.33  [Intentionally Omitted].

5.34  Privacy of Customer Information. ABI Bank is the sole owner of all individually identifiable personal information relating to identifiable or identified natural person (“IIPI”) relating to customers, former customers and prospective customers that will be transferred to JBI and the bank that is the surviving bank pursuant to the Bank Plan of Merger (the “Surviving Bank”). ABI Bank’s collection and use of such IIPI, the transfer of such IIPI to the Surviving Bank, and the use of such IIPI by the Surviving Bank as contemplated

F-2-17

by this Agreement, complies with ABI Bank’s privacy policy, the Fair Credit Reporting Act, the Gramm-Leach-Bliley Act and all other applicable privacy Laws, and any Contract or industry standard relating to privacy.

5.35  Charter Provisions. Each ABI Company has taken all action so that the entering into of this Agreement and the consummation of the Merger and the other transactions contemplated by this Agreement do not and will not result in the grant of any rights to any Person under the articles of incorporation, bylaws or other governing instruments of any ABI Company or restrict or impair the ability of JBI or any of its Subsidiaries to vote, or otherwise to exercise the rights of a shareholder with respect to, shares of any ABI Company that may be directly or indirectly acquired or controlled by them.

5.36  Opinion of Financial Advisor. ABI has received from the ABI Financial Advisor an opinion that, as of the date hereof, the total consideration to the ABI stockholders is fair to the stockholders of ABI from a financial point of view.

5.37  Board Recommendation. The Board of Directors of ABI, at a meeting duly called and held, has by unanimous vote of the directors present (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, taken together, are fair to and in the best interests of the ABI’s shareholders and (ii) resolved, subject to the terms of this Agreement, to recommend that the holders of the shares of ABI Common Stock approve this Agreement and to call and hold a special meeting of ABI’s shareholders to consider this Agreement.

5.38  Notice of Deadlines. Schedule 5.38 lists the deadlines for extensions or terminations of any material leases, agreements or licenses (including specifically real property leases and data processing agreements) to which ABI or ABI Bank is a party.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF JBI

JBI hereby represents and warrants to ABI as follows:

6.1  Corporate Organization, Standing and Power. JBI is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Florida, and has the corporate power and authority to carry on its business as now conducted and to own, lease and operate its Assets and to incur its Liabilities. JBI is duly qualified or licensed to transact business as a foreign corporation in good standing in the states of the United States and foreign jurisdictions where the character of its Assets or the nature or conduct of its business requires it to be so qualified or licensed, except for such jurisdictions in which the failure to be so qualified or licensed is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on JBI. JBI has delivered to ABI complete and correct copies of its Articles of Incorporation and Bylaws and the articles of incorporation, bylaws and other, similar governing instruments of each of its Subsidiaries, in each case as amended through the date hereof.

6.2  Authority; No Breach By Agreement.

(a) JBI has the corporate power and authority necessary to execute, deliver and perform its obligations under this Agreement and to consummate the transactions provided for herein. The execution, delivery and performance of this Agreement and the consummation of the transactions provided for herein, including the Merger, have been, or prior to the Effective Time will be, duly and validly authorized by all necessary corporate action on the part of JBI, subject to the approval of the Stock Purchase and the amendment and restatement of the JBI Articles of Incorporation by the JBI stockholders. Subject to such requisite stockholder approval and required regulatory consents, this Agreement represents a legal, valid and binding obligation of JBI, enforceable against JBI in accordance with its terms.

(b) Neither the execution and delivery of this Agreement by JBI, nor the consummation by JBI of the transactions provided for herein, nor compliance by JBI with any of the provisions hereof, will (i) conflict with or result in a breach of any provision of JBI’s Articles of Incorporation or Bylaws, or the Articles or Certificates of Incorporation or Bylaws of any JBI Subsidiary or (ii) constitute or result in a Default under, or require any Consent pursuant to, or result in the creation of any Lien on any Asset of any JBI Company

F-2-18

under, any Contract or Permit of any JBI Company, or (iii) subject to receipt of the requisite Consents and approvals referred to in this Agreement, violate or conflict with any Law or Order applicable to any JBI Company or any of their respective Assets.

(c) Other than (i) in connection or compliance with the provisions of the Securities Laws, applicable state corporate and securities Laws, and rules of the NASD, (ii) Consents required from Regulatory Authorities, (iii) the approval by the stockholders of JBI of the Stock Purchase and the amendment and restatement of JBI’s Articles of Incorporation, (iv) notices to or filings with the Internal Revenue Service or the Pension Benefit Guaranty Corporation with respect to any employee benefit plans, and (v) Consents, filings or notifications which, if not obtained or made, are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on JBI, no notice to, filing with or Consent of, any public body or authority is necessary for the consummation by JBI of the Merger and the other transactions provided for in this Agreement.

6.3  Capital Stock.

(a) The authorized capital stock of JBI, as of the date of this Agreement, consists solely of (i) 8,000,000 shares of JBI Common Stock, of which 1,749,526 shares are issued and outstanding (excluding shares of unvested time-based restricted stock and performance-based restricted stock), and (ii) 2,000,000 shares of preferred stock, $.01 par value per share, none of which is issued and outstanding. As of the date hereof, 69,000 shares of JBI Common Stock are issuable upon the exercise of outstanding options to acquire such shares, there are 91,000 shares of unvested time-based and performance-based restricted JBI Common Stock, approximately 249,503 shares of JBI Common Stock are issuable to ABI’s shareholders pursuant to the terms of this Agreement and 160,000 shares of JBI Common Stock have been reserved for issuance upon exercise of stock options with a weighted-average exercise price of $14.52, which have been granted and remain outstanding as of the date hereof. All of the issued and outstanding shares of JBI Common Stock are, and all of the shares of JBI Common Stock to be issued in exchange for shares of ABI Common Stock upon consummation of the Merger, when issued in accordance with the terms of this Agreement, will be, duly and validly issued and outstanding and fully paid and nonassessable under the FBCA. None of the outstanding shares of JBI Common Stock (or any options or other securities of JBI) has been, and none of the shares of JBI Common Stock to be issued in exchange for shares of ABI Common Stock upon consummation of the Merger will be, issued in violation of the Securities Laws, any state securities laws or any preemptive rights of the current or past stockholders of JBI.

(b) Other than as set forth in Section 6.3(a) above, there are no shares of capital stock or other equity securities of JBI outstanding and no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of the capital stock of JBI or contracts, commitments, understandings or arrangements by which JBI is or may be bound to issue additional shares of its capital stock or options, warrants or rights to purchase or acquire any additional shares of its capital stock. JBI has no liability for dividends declared or accrued, but unpaid, with respect to any of its capital stock.

6.4  JBI Subsidiaries. The JBI Subsidiaries include (i) JBI Bank, a Florida, FDIC-insured, non-member banking corporation, duly organized, validly existing and in good standing under the Laws of the State of Florida, (ii) Jacksonville Statutory Trust I, a Delaware statutory trust, (iii) Jacksonville Statutory Trust II, a Delaware statutory trust, and (iv) Jacksonville Bancorp, Inc. Statutory Trust III, a Delaware statutory trust. Additionally, JBI Bank has two (2) wholly-owned subsidiaries: (i) Fountain Financial, Inc., a Florida corporation and (ii) TJB Properties, LLC, a Florida limited liability company. Each of the JBI Subsidiaries has the corporate power and authority necessary for it to own, lease and operate its Assets and to incur its Liabilities and to carry on its business as now conducted. Each JBI Subsidiary is duly qualified or licensed to transact business as a foreign corporation in good standing in the states of the United States and foreign jurisdictions where the character of its Assets or the nature or conduct of its business requires it to be so qualified or licensed, except for jurisdictions in which the failure to be so qualified or licensed is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on JBI.

6.5  Reports and Financial Statements. Since January 1, 2007, or the date of organization or acquisition if later, each JBI Company has filed all reports, registrations and statements, together with any

F-2-19

amendments required to be made with respect thereto, that it was required to file with (i) the SEC, including, but not limited to, Forms 10-K, Forms 10-Q, Forms 8-K, and proxy statements, (ii) other Regulatory Authorities, and (iii) any applicable state securities or banking authorities, and has paid all fees and assessments due and payable in connection therewith. As of their respective dates, each of such reports and documents, including the JBI Financial Statements, exhibits, and schedules thereto, complied in all material respects with all applicable Laws, including without limitation the Securities Laws. As of its respective date, each such report, registration, statement and document did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. JBI has delivered to ABI all comment letters received by JBI from the staff of the SEC and all responses to such comment letters by or on behalf of JBI. JBI’s principal executive officer and principal financial officer (and JBI’s former principal executive officers and principal financial officers, as applicable) have made the certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the rules and regulations of the 1934 Act thereunder with respect to JBI’s 1934 Act Documents. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes–Oxley Act. Such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither JBI nor any of its officers has received notice from any Regulatory Authority questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications. Except for JBI Subsidiaries that are registered as a broker, dealer, or investment advisor, no JBI Subsidiary is required to file any 1934 Act Documents. The JBI Financial Statements included in such reports (as of the dates thereof and for the periods covered thereby) (i) are or if dated after the date of this Agreement, will be, in accordance with the books and records of the JBI Companies, which are or will be, as the case may be, complete and correct and which have been or will have been, as the case may be, maintained in accordance with applicable legal and accounting principles and reflect only actual transactions and (ii) have been prepared in accordance with GAAP (subject to exceptions as to consistency specified therein or as may be indicated in the notes thereto or, in the case of interim financial statements, to normal year-end adjustments that are not material) and present, or will present, fairly the consolidated financial position of the JBI Companies as of the dates indicated and the consolidated results of operations, changes in stockholders’ equity, and cash flows of the JBI Companies for the periods indicated. JBI’s independent public accountants, which have expressed their opinion with respect to the JBI Financial Statements of JBI and its Subsidiaries including those included in JBI’s 1934 Act Documents (including the related notes), are and have been throughout the periods covered by such Financial Statements (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act) (to the extent applicable during such period), (ii) “independent” with respect to JBI within the meaning of Regulation S-X, and (iii) with respect to JBI, in compliance with subsections (g) through (l) of Section 10A of the 1934 Act and related Securities Laws. JBI’s directors and executive officers subject to Section 16 of the 1934 Act have complied, in all material respects, with the reporting requirements of Section 16 of the 1934 Act and the regulations promulgated thereunder.

6.6  Absence of Undisclosed Liabilities. No JBI Company has any Liabilities that have or are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on JBI, except Liabilities accrued or reserved against in the consolidated balance sheets of JBI as of December 31, 2009, included in the JBI Financial Statements or reflected in the notes thereto. No JBI Company has incurred or paid any Liability since December 31, 2009, except for such Liabilities incurred or paid in the ordinary course of business consistent with past business practice and which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on JBI. Except as disclosed on Schedule 6.6, no JBI Company is directly or indirectly liable, by guarantee, indemnity, or otherwise, upon or with respect to, or obligated, by discount or repurchase agreement or in any other way, to provide funds in respect to, or obligated to guarantee or assume any Liability of any Person for any amount in excess of $50,000. Schedule 6.6 lists, and JBI has delivered to ABI copies of the documentation creating or governing, all securitization transactions and “off-balance sheet arrangements” (as defined in Item 303(a)(4)(ii) of Regulation S-K of the 1934 Act) effected by JBI or the JBI Subsidiaries other than letters of credit.

6.7  Absence of Certain Changes or Events. Since December 31, 2009: (i) there have been no events, changes or occurrences that have had, or are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on JBI or its Subsidiaries, including without limitation any change in the

F-2-20

administrative or supervisory standing or rating of JBI or JBI Bank with any Regulatory Authority, (ii) the JBI Companies have not taken any action, or failed to take any action, prior to the date of this Agreement, which action or failure, if taken after the date of this Agreement, would represent or result in a material breach or violation of any of the covenants and agreements of JBI provided in Article 7 of this Agreement, and (iii) to JBI’s Knowledge, no fact or condition exists which JBI believes will cause a Material Adverse Effect on JBI or its Subsidiaries in the future, subject to changes in general economic or industry conditions.

6.8  Tax Matters.

(a) All Tax returns required to be filed by or on behalf of any of the JBI Companies have been timely filed or requests for extensions have been timely filed, granted and have not expired, and all returns filed are complete and accurate in all material respects. All Taxes shown as due on filed returns have been paid. There is no audit examination, deficiency, refund Litigation or matter in controversy pending, or to the Knowledge of JBI or JBI Bank, threatened, with respect to any Taxes that might result in a determination that would have, individually or in the aggregate, a Material Adverse Effect on JBI, except as reserved against in the JBI Financial Statements delivered prior to the date of this Agreement. All Taxes and other Liabilities due with respect to completed and settled examinations or concluded Litigation have been fully paid.

(b) None of the JBI Companies has executed an extension or waiver of any statute of limitations on the assessment or collection of any Tax due (excluding such statutes that relate to years currently under examination by the Internal Revenue Service or other applicable taxing authorities) that is currently in effect.

(c) Adequate provision for any Taxes due or to become due for any of the JBI Companies for the period or periods through and including the date of the respective JBI Financial Statements has been made and is reflected on such JBI Financial Statements.

(d) Any and all deferred Taxes of the JBI Companies have been provided for in accordance with GAAP.

(e) None of the JBI Companies is responsible for the Taxes of any other Person other than the JBI Companies under Treasury Regulation 1.1502-6 or any similar provision of federal or state Law.

(f) Except as set forth on Schedule 6.8(f), none of the JBI Companies has made any payment, is obligated to make any payment or is a party to any Contract that could obligate it to make any payment that would be disallowed as a deduction under Section 280G or 162(m) of the IRC.

(g) There has not been an ownership change, as defined in Section 382(g) of the IRC, that occurred during or after any taxable period in which JBI, JBI Bank or any JBI Subsidiaries incurred an operating loss that carries over to any taxable period ending after the fiscal year of JBI immediately preceding the date of this Agreement.

(h) (i) Proper and accurate amounts have been withheld by the JBI Companies from their employees and others for all prior periods in compliance in all material respects with the tax withholding provisions of all applicable federal, state and local Laws and proper due diligence steps have been taken in connection with back up withholding, (ii) federal, state and local returns have been filed by the JBI Companies for all periods for which returns were due with respect to withholding, Social Security and unemployment taxes or charges due to any federal, state or local taxing authority and (iii) the amounts shown on such returns to be due and payable have been paid in full or adequate provision therefore have been included by JBI in the JBI Financial Statements.

(i) JBI has delivered or made available to ABI correct and complete copies of all Tax returns filed by JBI and each JBI Subsidiary for each fiscal year ended on and after January 1, 2005.

(j) No claim has ever been made by an authority in a jurisdiction where any JBI Company does not file a Tax return that such JBI Company may be subject to Taxes by that jurisdiction.

(k) During the five-year period ending on the date hereof, none of the JBI Companies was a “distributing corporation” or a “controlled corporation” as defined in, and in a transaction intended to be governed by Section 355 of the IRC.

F-2-21

(l) JBI has not been a United States real property holding corporation within the meaning of IRC Section 897(c)(1)(A)(ii).

(m) None of the JBI Companies has been or will be required to include any adjustment in taxable income for any Tax period (or portion thereof) pursuant to Section 481 of the IRC or any comparable provision under state or foreign Tax Laws as a result of transactions or events occurring prior to the Closing. The net operating losses of the JBI Companies are not subject to any limitation on their use under the provisions of Sections 382 or 269 of the IRC or any other provisions of the IRC or the Treasury Regulations dealing with the utilization of net operating losses other than any such limitations as may arise as a result of the consummation of the transactions contemplated by this Agreement.

(n) None of the JBI Companies are subject to any private letter ruling of the Internal Revenue Service or comparable rulings of any Taxing Authority.

(o) No property owned by the JBI Companies is (i) property required to be treated as being owned by another Person pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Tax Reform Act of 1986, (ii) “tax-exempt use property” within the meaning of Section 168(h)(1) of the IRC or (iii) “tax-exempt bond financed property” within the meaning of Section 168(g) of the IRC, (iv) “limited use property” within the meaning of Rev. Proc. 76-30, (v) subject to Section 168(g)(1)(A) of the IRC or (vi) subject to any provision of state, local or foreign Law comparable to any of the provisions listed above.

(p) None of the JBI Companies have any “corporate acquisition indebtedness” within the meaning of Section 279 of the IRC.

(q) JBI has disclosed on its federal income Tax Returns all positions taken therein that could give rise to substantial understatement of federal income tax within the meaning of Section 6662 of the IRC.

(r) JBI has not participated in any reportable transaction, as defined in Treasury Regulation Section 1.6011-4(b)(1), or a transaction substantially similar to a reportable transaction.

6.9  Environmental Matters.

(a) Each JBI Company, its Participation Facilities and, to JBI’s Knowledge its Loan Properties, are, and have been, in compliance with all Environmental Laws, except for violations that are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on JBI.

(b) There is no Litigation pending or, to the Knowledge of JBI and JBI Bank, threatened before any court, governmental agency or authority or other forum in which any JBI Company or any of its Participation Facilities has been or, with respect to threatened Litigation, may be named as a defendant (i) for alleged noncompliance (including by any predecessor) with any Environmental Law or (ii) relating to the release into the environment of any Hazardous Material or oil, whether or not occurring at, on, under or involving a site owned, leased or operated by any JBI Company or any of its Participation Facilities, except for such Litigation pending or threatened that is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on JBI.

(c) There is no Litigation pending or, to the Knowledge of JBI and JBI Bank, threatened before any court, governmental agency or board or other forum in which any of its Loan Properties (or JBI with respect to such Loan Property) has been or, with respect to threatened Litigation, may be named as a defendant or potentially responsible party (i) for alleged noncompliance (including by any predecessor) with any Environmental Law or (ii) relating to the release into the environment of any Hazardous Material or oil, whether or not occurring at, on, under or involving a Loan Property, except for such Litigation pending or threatened that is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on JBI.

(d) To the Knowledge of JBI and JBI Bank, there is no reasonable basis for any Litigation of a type described in subsections 6.9(b) or 6.9(c), except such as is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on JBI.

F-2-22

(e) During the period of (i) any JBI Company’s ownership or operation of any of its respective current properties, (ii) any JBI Company’s participation in the management of any Participation Facility or (iii) any JBI Company’s holding of a security interest in a Loan Property, there have been no releases of Hazardous Material or oil in, on, under or affecting such properties as to subparagraphs (e)(i) and (e)(ii) and, there have been no releases of Hazardous Material or oil in, on, under or affecting such properties referenced in subparagraph (e)(iii), except such as are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on JBI. Prior to the period of (i) any JBI Company’s ownership or operation of any of its respective current properties, (ii) any JBI Company’s participation in the management of any Participation Facility, or (iii) any JBI Company’s holding of a security interest in a Loan Property, to the Knowledge of JBI and JBI Bank, there were no releases of Hazardous Material or oil in, on, under or affecting any such property, Participation Facility or Loan Property, except such as are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on JBI.

6.10  Compliance with Laws. JBI is duly registered as a bank holding company under the BHC Act. Each JBI Company has in effect all Permits necessary for it to own, lease or operate its Assets and to carry on its business as now conducted, except for those Permits the absence of which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on JBI, and there has occurred no Default under any such Permit, except such as are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on JBI. Each of the JBI Companies:

(a) is and has been in compliance with all Laws, Orders and Permits applicable to its business or employees, agents or representatives conducting its business, except where such noncompliance is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on JBI; and

(b) has received no notification or communication from any agency or department of federal, state or local government or any Regulatory Authority or the staff thereof, other than (x) the Memorandum of Understanding among JBI Bank, the FDIC and the Florida Division of Financial Institutions, Office of Financial Regulation or their delegees (the “MOU”), and (y) resolutions adopted by the JBI Board on October 28, 2008 at the request of the Board of Governors of Federal Reserve System or its delegee (the “Resolutions”), (i) asserting that any JBI Company is not, or suggesting that any JBI Company may not be, in compliance with any of the Laws or Orders that such governmental authority or Regulatory Authority enforces, (ii) threatening to revoke any Permits, or (iii) requiring any JBI Company, or suggesting that any JBI Company may be required, to enter into or consent to the issuance of a cease and desist order, formal agreement, directive, commitment or memorandum of understanding, or to adopt any board resolution or similar undertaking, or (iv) materially directing, restricting or limiting, or purporting to materially direct, restrict or limit in any manner the operations of any JBI Company, including without limitation any restrictions on the payment of dividends, or that in any manner relates to such entity’s capital adequacy, credit or reserve policies, or management or business.

Without limiting the foregoing, JBI Bank is and has been in compliance with the Bank Secrecy Act, the USA Patriot Act, the trade sanctions administered and enforced by the Department of Treasury’s Office of Foreign Assets Controls, the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act, all other applicable fair lending Laws and other Laws relating to discrimination except where such noncompliance is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on JBI. JBI Bank has systems and procedures in place such that any material violation of any of the foregoing would reasonably be expected to have been detected by JBI Bank.

6.11  Labor Relations; Employees. No JBI Company is the subject of any Litigation asserting that it or any other JBI Company has committed an unfair labor practice (within the meaning of the National Labor Relations Act or comparable state Law) or seeking to compel it or any other JBI Company to bargain with any labor organization as to wages or conditions of employment, nor is there any strike or other labor dispute involving any JBI Company, pending or threatened, nor to its Knowledge, is there any activity involving any JBI Company’s employees seeking to certify a collective bargaining unit or engaging in any other organization activity. Each JBI Company is and has been in compliance with all Employment Laws, except for violations that are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on JBI.

F-2-23

6.12  Legal Proceedings. Except as set forth on Schedule 6.12, there is no Litigation instituted or pending, or, to the Knowledge of JBI or JBI Bank, threatened (or unasserted but considered probable of assertion) against any JBI Company, or against any Asset, interest, or right of any of them, that is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on JBI, nor are there any Orders of any Regulatory Authorities, other governmental authorities or arbitrators outstanding, pending or, to the Knowledge of JBI or JBI Bank, threatened against any JBI Company, that is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on JBI. Other than the MOU and the Resolutions, no JBI Company has any Knowledge of any fact or condition presently existing that might give rise to any Order, litigation, investigation or proceeding which, if determined adversely to any JBI Company, would have a Material Adverse Effect on such JBI Company or would materially restrict the right of any JBI Company to carry on its businesses as presently conducted.

6.13  Statements True and Correct. Neither this Agreement nor any statement, certificate, instrument or other writing furnished or to be furnished by any JBI Company or any Affiliate thereof to ABI pursuant to this Agreement, including the Exhibits and Schedules hereto, or any other document, agreement or instrument referred to herein, contains or will contain any untrue statement of material fact or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the information supplied or to be supplied by any JBI Company or any Affiliate thereof for inclusion in the Proxy Statement/Prospectus to be mailed to ABI’s stockholders in connection with the ABI Stockholders’ Meeting, and any other documents to be prepared or filed by a JBI Company or any Affiliate thereof with the SEC or any other Regulatory Authority in connection with the transactions provided for herein, including without limitation (i) documents to be filed with the SEC, including without limitation the S-4 Registration Statement and the Proxy Statement/Prospectus; (ii) filings pursuant to any state securities and blue sky Laws, and (iii) filings made in connection with the obtaining of Consents from Regulatory Authorities, in the case of the S-4 Registration Statement, at the time the S-4 Registration Statement is declared effective pursuant to the 1933 Act, in the case of the Proxy Statement/Prospectus, at the time of the mailing thereof and at the time of the meetings of stockholders to which the Proxy Statement/Prospectus relate, and in the case of any other documents, the time such documents are filed with a Regulatory Authority and/or at the time they are distributed to stockholders of JBI or ABI, contains or will contain any untrue statement of a material fact or fails to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All documents that any JBI Company or any Affiliate thereof is responsible for filing with any Regulatory Authority in connection with the transactions provided for herein will comply as to form in all material respects with the provisions of applicable Law.

6.14  Tax and Regulatory Matters. No JBI Company or any Affiliate thereof has taken any action or has any Knowledge of any fact or circumstance that is reasonably likely to (i) prevent the transactions contemplated hereby, including the Merger, from qualifying as a reorganization within the meaning of Section 368(a) of the IRC, or (ii) materially impede or delay receipt of any Consents of Regulatory Authorities referred to in subsection 9.1(b) of this Agreement or result in the imposition of a condition or restriction of the type referred to in the last sentence of such subsection.

6.15  Administration of Trust Accounts. JBI Bank does not possess and does not exercise trust powers.

6.16  Brokers Fees. Except as described on Schedule 6.16, neither JBI nor any of its Subsidiaries nor any of their respective officers or directors has employed any broker or finder or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with any of the transactions provided for in this Agreement.

6.17  Regulatory Approvals. JBI knows of no reason why all requisite Consents of any Regulatory Authorities regarding the Merger or the Bank Merger should not or cannot be obtained.

6.18  Accounting Controls. In the reasonable opinion of management of JBI, each of the JBI Companies has devised and maintained systems of internal accounting control sufficient to provide reasonable assurances that: (a) all material transactions are executed in accordance with general or specific authorization of the Board of Directors and the duly authorized executive officers of the applicable JBI Company, (b) all material transactions are recorded as necessary to permit the preparation of financial statements in conformity

F-2-24

with GAAP with respect to the applicable JBI Company or any other criteria applicable to such financial statements, and to maintain proper accountability for items therein, and (c) access to the material properties and assets of each of the JBI Companies is permitted only in accordance with general or specific authorization of the Board of Directors and the duly authorized executive officers.

6.19  Charter Provisions. Each JBI Company has taken all action so that the entering into of this Agreement and the consummation of the Merger and the other transactions contemplated by this Agreement do not and will not result in the grant of any rights to any Person under the articles of incorporation, bylaws or other governing instruments of any JBI Company or restrict or impair the ability of ABI or any of its Subsidiaries to vote, or otherwise to exercise the rights of a shareholder with respect to, shares of any JBI Company that may be directly or indirectly acquired or controlled by them.

6.20  Board Recommendation. The Board of Directors of JBI, at a meeting duly called and held, has by majority vote of the directors present determined that this Agreement and the transactions contemplated hereby, including the Merger, taken together, are fair to and in the best interests of the JBI’s shareholders.

ARTICLE VII

CONDUCT OF BUSINESS PENDING CONSUMMATION

7.1  Covenants of Both Parties.

(a) Unless the prior written consent of the other Party shall have been obtained, and except as otherwise expressly provided for herein, each Party, until the earlier of the Effective Date or the termination of this Agreement, shall and shall cause each of its Subsidiaries to (i) conduct its business in the usual, regular and ordinary course consistent with past practice and prudent banking principles and consistent with all the requirements of Regulatory Authorities, (ii) preserve intact its business organization, goodwill, relationships with depositors, customers and employees, and Assets and maintain its rights and franchises, (iii) take no action, except as required by applicable Law, which would (A) adversely affect the ability of any Party to obtain any Consents required for the transactions provided for herein without imposition of a condition or restriction of the type referred to in the last sentences of subsections 9.1(b) or 9.1(c) of this Agreement or (B) adversely affect the ability of any Party to perform its covenants and agreements under this Agreement, and (iv) cooperate with JBI and its representatives to facilitate the conversion of systems and internal controls, to train ABI Bank employees in the policies, methods and practices utilized by JBI and JBI Bank, and adopt and implement changes to ABI and ABI Bank’s internal controls, policies and procedures in anticipation of the Effective Time and the Bank Merger and consistent with requirements of Regulatory Authorities.

(b) During the period from the date of this Agreement to the earlier of the Effective Time or the termination of this Agreement, each of JBI and ABI shall cause its Designated Representative (and, if necessary, representatives of any of its Subsidiaries) to confer on a regular and frequent basis with the Designated Representative of the other Party hereto and to report on the general status of its and its Subsidiaries’ ongoing operations. Each of JBI and ABI shall permit the other Party hereto to make such investigation of its business or properties and its Subsidiaries and of their respective financial and legal conditions as the investigating Party may reasonably request. Each of JBI and ABI shall promptly notify the other Party hereto concerning (a) any material change in the normal course of its or any of its Subsidiaries’ businesses or in the operation of their respective properties or in their respective conditions; (b) any material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated) or the institution or the threat of any material Litigation involving it or any of its Subsidiaries; and (c) the occurrence or impending occurrence of any event or circumstance that would cause or constitute a breach of any of the representations, warranties or covenants contained herein; and each of JBI and ABI shall, and shall cause each of their respective Subsidiaries to, use its commercially reasonable efforts to prevent or promptly respond to same.

7.2  Covenants of ABI. From the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement, ABI covenants and agrees that it will not do or agree or commit to do, or permit any of its Subsidiaries to do or agree or commit to do, any of the following without the prior written consent of the chief executive officer, president or chief financial officer of JBI, which consent shall not be

F-2-25

unreasonably withheld, except for in connection with the actions referenced in sub-sections (ii), (iv) or (v), in which case such consent may be withheld for any reason or no reason:

(i) amend the Articles of Incorporation, Bylaws or other governing instruments of any ABI Company; or

(ii) incur any additional debt obligation or other obligation for borrowed money except in the ordinary course of the business of ABI Subsidiaries consistent with past practices (which shall include, for ABI Subsidiaries that are depository institutions, creation of deposit liabilities, purchases of federal funds, sales of certificates of deposit, advances from the FRB or the Federal Home Loan Bank, entry into repurchase agreements fully secured by U.S. government or agency securities and issuances of letters of credit), or impose, or suffer the imposition, on any share of stock held by any ABI Company of any Lien or permit any such Lien to exist; or

(iii) repurchase, redeem or otherwise acquire or exchange, directly or indirectly, any shares, or any securities convertible into any shares, of the capital stock of any ABI Company, or declare or pay any dividend or make any other distribution in respect of ABI’s capital stock; or

(iv) except for this Agreement, issue, sell, pledge, encumber, enter into any Contract to issue, sell, pledge, or encumber, authorize the issuance of, or otherwise permit to become outstanding, any additional shares of ABI Common Stock or any other capital stock of any ABI Company, or any stock appreciation rights, or any option, warrant, conversion or other right to acquire any such stock, or any security convertible into any shares of such stock; or

(v) adjust, split, combine or reclassify any capital stock of any ABI Company or issue or authorize the issuance of any other securities with respect to or in substitution for shares of its capital stock or sell, lease, mortgage or otherwise encumber any shares of capital stock of any ABI Subsidiary or any Asset other than in the ordinary course of business for reasonable and adequate consideration; or

(vi) acquire any direct or indirect equity interest in any Person, other than in connection with (a) foreclosures in the ordinary course of business and (b) acquisitions of control by a depository institution Subsidiary in its fiduciary capacity; or

(vii) grant any increase in compensation or benefits to the directors, officers or employees of any ABI Company, except in accordance with past practices; pay any bonus except as set forth on Schedule 5.14(a) or in accordance with past practices and pursuant to the provisions of an applicable program or plan adopted by the ABI Board prior to the date of this Agreement; or except as provided in this Agreement, enter into or amend any severance or change in control agreements with directors, officers or employees of any ABI Company; or

(viii) enter into or amend any employment Contract between any ABI Company and any Person (unless such amendment is required by Law) that the ABI Company does not have the unconditional right to terminate without Liability (other than Liability for services already rendered), at any time on or after the Effective Time; or

(ix) adopt any new employee benefit plan of any ABI Company or make any material change in or to any existing employee benefit plans of any ABI Company other than any such change that is required by Law or that, in the opinion of counsel, is necessary or advisable to maintain the tax qualified status of any such plan; or

(x) make any material change in any accounting methods or systems of internal accounting controls, except as may be appropriate to conform to changes in regulatory accounting requirements or GAAP; or

(xi) (a) commence any Litigation other than in accordance with past practice, (b) settle any Litigation involving any Liability of any ABI Company for material money damages or restrictions upon the operations of any ABI Company, or (c) except in the ordinary course of business, modify, amend or terminate any material Contract or waive, release, compromise or assign any material rights or claims; or

(xii) enter into any material transaction or course of conduct not in the ordinary course of business, or not consistent with safe and sound banking practices, or not consistent with applicable Laws; or

F-2-26

(xiii) fail to file timely any report required to be filed by it with any Regulatory Authority, including the SEC; or

(xiv) make any Loan or advance to any 5% stockholder, director or officer of ABI or any of the ABI Subsidiaries, or any member of the immediate family of the foregoing, or any Related Interest (to the Knowledge of ABI or any of its Subsidiaries) of any of the foregoing, except for advances under unfunded loan commitments in existence on the date of this Agreement and specifically described on Schedule 7.2(xiv) or renewals of any Loan or advance outstanding as of the date of this Agreement on terms and conditions substantially similar to the original Loan or advance; or

(xv) cancel without payment in full, or modify in any material respect any Contract relating to, any loan or other obligation receivable from any 5% stockholder, director or officer of any ABI Company or any member of the immediate family of the foregoing, or any Related Interest (to the Knowledge of ABI or any of its Subsidiaries) of any of the foregoing; or

(xvi) enter into any Contract for services or otherwise with any of the 5% stockholders, directors, officers or employees of any ABI Company or any member of the immediate family of the foregoing, or any Related Interest (Known to ABI or any of its Subsidiaries) of any of the foregoing; or

(xvii) modify, amend or terminate any material Contract or waive, release, compromise or assign any material rights or claims, except in the ordinary course of business and for fair consideration and except as expressly provided in this Agreement; or

(xviii) file any application to relocate or terminate the operations of any banking office; or

(xix) except in accordance with applicable Law, change its or any of its Subsidiaries’ lending, investment, liability management and other material banking policies in any material respect; or

(xx) intentionally take any action that would reasonably be expected to jeopardize or delay the receipt of any of the regulatory approvals required in order to consummate the transactions provided for in this Agreement; or

(xxi) take any action that would cause the transactions provided for in this Agreement to be subject to requirements imposed by any Takeover Law, and ABI shall take all necessary steps within its control to exempt (or ensure the continued exemption of) the transactions provided for in this Agreement from, or if necessary challenge the validity or applicability of, any applicable Takeover Law, as now or hereafter in effect; or

(xxii) make or renew any Loan to any Person (including, in the case of an individual, his or her immediate family) who or that (directly or indirectly as though a Related Interest or otherwise) owes, or would as a result of such Loan or renewal owe, any ABI Company more than an aggregate of $3,000,000 of secured indebtedness or more than $300,000 of unsecured indebtedness; or

(xxiii) increase or decrease the rate of interest paid on time deposits or on certificates of deposit, except in a manner and pursuant to policies consistent with ABI and ABI Bank’s past policies; or

(xxiv) purchase or otherwise acquire any investment securities for its own account having an average remaining life to maturity greater than five years (except for municipal bonds of any maturity after consultation by a Designated Representative of ABI with a Designated Representative of JBI), or any asset-backed security, other than those issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or Home Loan Mortgage Corporation; or

(xxv) except for residential real property owned by and reflected on the books of ABI or ABI Bank as of the date hereof, the sale of which will not result in a material loss, sell, transfer, convey or otherwise dispose of any real property (including “other real estate owned”) or interests therein having a book value in excess of or in exchange for consideration in excess of $50,000; or

(xxvi) make or commit to make any capital expenditures individually in excess of $25,000, or in the aggregate in excess of $100,000.

F-2-27

7.3  Covenants of JBI. From the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement, JBI covenants and agrees that it will not do or agree or commit to do, or permit any of its Subsidiaries to do or agree or commit to do, any of the following without the prior written consent of the chief executive officer, president or chief financial officer of ABI, which consent shall not be unreasonably withheld:

(i) adjust, split, combine or reclassify any capital stock of any JBI Company or issue or authorize the issuance of any other securities with respect to or in substitution for shares of its capital stock or sell, lease, mortgage or otherwise encumber any shares of capital stock of any JBI Subsidiary or any Asset other than in the ordinary course of business for reasonable and adequate consideration; or

(ii) acquire any direct or indirect equity interest in any Person, other than in connection with (a) foreclosures in the ordinary course of business and (b) acquisitions of control by a depository institution Subsidiary in its fiduciary capacity; or

(iii) make any material change in any accounting methods or systems of internal accounting controls, except as may be appropriate to conform to changes in regulatory accounting requirements or GAAP; or

(iv) intentionally take any action that would reasonably be expected to jeopardize or delay the receipt of any of the regulatory approvals required in order to consummate the transactions provided for in this Agreement; or

(v) take any action that would cause the transactions provided for in this Agreement to be subject to requirements imposed by any Takeover Law, and JBI shall take all necessary steps within its control to exempt (or ensure the continued exemption of) the transactions provided for in this Agreement from, or if necessary challenge the validity or applicability of, any applicable Takeover Law, as now or hereafter in effect; or

(vi) fail to file timely any report required to be filed by it with Regulatory Authorities, including the SEC; or

(vii) take any action that would cause the JBI Common Stock to cease to be traded on the NASDAQ or another national securities exchange; provided, however, that any action or transaction in which the JBI Common Stock is converted into cash or another marketable security that is traded on a national securities exchange shall not be deemed a violation of this Section 7.3(vii).

7.4  Adverse Changes in Condition. Each Party agrees to give written notice promptly to the other Party upon becoming aware of the occurrence or impending occurrence of any event or circumstance relating to it or any of its Subsidiaries that (a) is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on it or (b) would cause or constitute a material breach of any of its representations, warranties or covenants contained herein, and to use its commercially reasonable efforts to prevent or promptly to remedy the same.

7.5  Reports. Each Party and its Subsidiaries shall file all reports required to be filed by it with Regulatory Authorities between the date of this Agreement and the Effective Time, and each Party shall deliver to the other Party copies of all such reports filed by such Party or its Subsidiaries promptly after the same are filed. If financial statements are contained in any such reports filed under the 1934 Act or with any other Regulatory Authority, such financial statements will fairly present the consolidated financial position of the entity filing such statements as of the dates indicated and the consolidated results of operations, changes in shareholders’ equity, and cash flows for the periods then ended in accordance with GAAP (subject in the case of interim financial statements to normal recurring year-end adjustments that are not material). As of their respective dates, such reports filed under the 1934 Act or with any other Regulatory Authority will comply in all material respects with the Securities Laws and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any financial statements contained in any other reports to another Regulatory Authority shall be prepared in accordance with the Laws applicable to such reports.

F-2-28

7.6  Acquisition Proposals.

(a) ABI shall not, nor shall it permit any of its Subsidiaries to, nor shall it or its Subsidiaries authorize or permit any of their respective officers, directors, employees, representatives or agents to, directly or indirectly, (i) solicit, initiate or knowingly encourage (including by way of furnishing non-public information) any inquiries regarding, or the making of any proposal which constitutes, any Acquisition Proposal, (ii) enter into any letter of intent or agreement related to any Acquisition Proposal other than a confidentiality agreement (each, an “Acquisition Agreement”) or (iii) participate in any discussions or negotiations regarding, furnish information, or take any other action knowingly to facilitate any inquiries or the making of any proposal that constitutes, or that would reasonably be expected to lead to, any Acquisition Proposal; provided, however, that if, at any time prior to the ABI Stockholders’ Meeting, and without any breach of the terms of this Section 7.6(a), ABI receives an Acquisition Proposal from any Person that in the good faith judgment of the ABI Board is, or is reasonably likely to lead to the delivery of, a Superior Proposal, ABI may (x) furnish information (including non-public information) with respect to ABI to any such Person pursuant to a confidentiality agreement containing confidentiality provisions no more favorable to such Person than those in the confidentiality agreement between JBI and ABI, dated September 10, 2009 (the “Confidentiality Agreement”), provided that, contemporaneously with furnishing any such nonpublic information, ABI furnishes such nonpublic information to JBI (to the extent such nonpublic information has not been previously furnished by ABI to JBI), and (y) participate in negotiations with such Person regarding such Acquisition Proposal, if, in each case, the ABI Board determines in good faith, after consultation with counsel, that failure to do so would likely result in a violation of its fiduciary duties under applicable Law.

(b) Except as set forth in Section 10.1(l), neither the ABI Board nor any committee thereof shall (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to JBI, the approval or recommendation by the ABI Board or such committee of the Merger or this Agreement; (ii) approve or recommend, or propose to approve or recommend, any Acquisition Proposal; or (iii) authorize or permit ABI or any of its Subsidiaries to enter into any Acquisition Agreement.

(c) ABI agrees that it and its Subsidiaries shall, and ABI shall direct its and its Subsidiaries’ respective officers, directors, employees, representatives and agents to, immediately cease and cause to be terminated any activities, discussions or negotiations with any Persons with respect to any Acquisition Proposal. ABI agrees that it will notify JBI promptly (but no later than 24 hours after) if, to ABI’s Knowledge, any Acquisition Proposal is received by, any information is requested from, or any discussions or negotiations relating to an Acquisition Proposal are sought to be initiated or continued with, ABI, its Subsidiaries, or their officers, directors, employees, representatives or agents. The notice shall indicate the name of the Person making such Acquisition Proposal or taking such action and the material terms and conditions of any proposals or offers, and thereafter ABI shall keep JBI informed, on a current basis, of the status and terms of any such proposals or offers and the status of any such discussions or negotiations. ABI also agrees that it will promptly request each Person that has heretofore executed a confidentiality agreement in connection with any Acquisition Proposal to return or destroy all confidential information heretofore furnished to such Person by or on behalf of it or any of its Subsidiaries.

7.7  NASDAQ Qualification. JBI shall, prior to the Effective Time, take commercially reasonable steps to ensure that all JBI Common Stock to be issued in the Merger is approved for listing on the Nasdaq Global Market.

ARTICLE VIII

ADDITIONAL AGREEMENTS

8.1  Regulatory Matters.

(a) JBI shall promptly prepare and file (but in any event prior to the 60th day following the date of this Agreement) the S-4 Registration Statement with the SEC after the date hereof. JBI shall use its commercially reasonable efforts to have the S-4 Registration Statement declared effective under the 1933 Act as promptly as practicable after such filing. Once the S-4 Registration Statement has been declared effective by the SEC, (i) ABI shall mail the Proxy Statement/Prospectus to its stockholders simultaneously with delivery of notice of the meeting of stockholders called to approve the Merger, and (ii) JBI shall mail a Proxy Statment to its

F-2-29

stockholders simultaneously with delivery of notice of the meeting of stockholders called to approve the Stock Purchase and the amendment and restatement of JBI’s Articles of Incorporation. JBI shall also use its commercially reasonable efforts to obtain all necessary state securities Law or “Blue Sky” permits and approvals required to carry out the transaction provided for in this Agreement, and ABI shall furnish all information concerning ABI and the holders of ABI Common Stock as may be reasonably requested in connection with any such action. If at any time prior to the Effective Time of the Merger ABI becomes aware of an event that should be set forth in an amendment of, or a supplement to, the Proxy Statement/Prospectus, ABI shall promptly inform JBI of the event and ABI shall cooperate and assist JBI in preparing such amendment or supplement and mailing the same to the stockholders of ABI.

(b) The Parties shall cooperate with each other and use their commercially reasonable efforts to promptly prepare and file (but in any event prior to the 60th day following the date of this Agreement) all necessary documentation, to effect all applications, notices, petitions and filings and to obtain as promptly as practicable all Consents of all third parties and Regulatory Authorities which are necessary or advisable to consummate the transactions provided for in this Agreement. JBI and ABI shall have the right to review in advance, and to the extent practicable each will consult the other on, in each case subject to applicable Laws relating to the exchange of information, all the information relating to JBI or ABI, as the case may be, and any of their respective Subsidiaries, which appear in any filing made with, or written materials submitted to, any third party or any Regulatory Authority in connection with the transactions provided for in this Agreement. In exercising the foregoing right, each of the Parties hereto shall act reasonably and as promptly as practicable. The Parties hereto agree that they will consult with each other with respect to the obtaining of all Permits and Consents, approvals and authorizations of all third parties and Regulatory Authorities necessary or advisable to consummate the transactions provided for in this Agreement, and each Party will keep the other apprised of the status of matters relating to completion of the transactions provided for in this Agreement.

(c) JBI and ABI shall, upon request, furnish each other all information concerning themselves, their Subsidiaries, directors, officers and stockholders and such other matters that may be reasonably necessary or advisable in connection with the Proxy Statement/Prospectus, the S-4 Registration Statement or any other statement, filing, notice or application made by or on behalf of JBI, ABI or any of their Subsidiaries to any Regulatory Authority in connection with the Merger and the other transactions provided for in this Agreement and also will provide to the other all applications filed with each of the Regulatory Authorities, as well as correspondence to and from the Regulatory Authorities relating to such applications.

(d) JBI will indemnify and hold harmless ABI and its officers, directors and employees from and against any and all actions, causes of actions, losses, damages, expenses or Liabilities to which any such entity, or any director, officer, employee or controlling person thereof, may become subject under applicable Laws (including the 1933 Act and the 1934 Act) and rules and regulations thereunder and will reimburse ABI, and any such director, officer, employee or controlling person for any legal or other expenses reasonably incurred in connection with investigating or defending any actions, whether or not resulting in liability, insofar as such losses, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Proxy Statement/Prospectus or any application, notice, petition, or filing with any Regulatory Authority or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statement therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing in connection therewith by any JBI Company.

(e) ABI will indemnify and hold harmless JBI and its officers, directors and employees from and against any and all actions, causes of actions, losses, damages, expenses or Liabilities to which any such entity, or any director, officer, employee or controlling person thereof, may become subject under applicable Laws (including the 1933 Act and the 1934 Act) and rules and regulations thereunder and will reimburse JBI, and any such director, officer, employee or controlling person for any legal or other expenses reasonably incurred in connection with investigating or defending any actions, whether or not resulting in liability, insofar as such losses, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Proxy Statement/Prospectus or any application, notice, petition, or filing with any Regulatory Authority or arise out of or are based upon the

F-2-30

omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statement therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing in connection therewith by any ABI Company.

8.2  Access to Information.

(a) From the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement, upon reasonable notice and subject to applicable Laws relating to the exchange of information, JBI and ABI shall, and shall cause each of their respective Subsidiaries to, afford to the officers, employees, accountants, counsel and other representatives of the other access to all its properties, books, contracts, commitments and records and, during such period, each of JBI and ABI shall, and shall cause each of their respective Subsidiaries to, make available to the other (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of the Securities Laws or federal or state banking Laws (other than reports or documents which such Party is not permitted to disclose under applicable Law, in which case such Party shall notify the other Party of the nondisclosure and the nature of such information) and (ii) other information concerning its business, properties and personnel as the other party may reasonably request.

(b) All information furnished by either Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) or its representatives pursuant hereto shall be treated as the sole property of the Disclosing Party and, if the Merger shall not occur, the Receiving Party and its representatives shall return to the Disclosing Party all of such written information and all documents, notes, summaries or other materials containing, reflecting or referring to, or derived from, such information. The Receiving Party shall, and shall use its commercially reasonable efforts to cause its representatives to, keep confidential all such information, and shall not directly or indirectly use such information for any competitive or other commercial purpose. The obligation to keep such information confidential shall continue after the date the proposed Merger is abandoned and shall not apply to (i) any information which (x) was already in the Receiving Party’s possession prior to the disclosure thereof by the Disclosing Party; (y) was then generally known to the public; or (z) was disclosed to the Receiving Party by a third party not bound by an obligation of confidentiality, or (ii) disclosures made as required by Law.

(c) No investigation by either of the Parties or their respective representatives shall affect the representations and warranties of the other set forth herein.

8.3  Efforts to Consummate. Subject to the terms and conditions of this Agreement, each of ABI and JBI shall use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective, as soon as practicable after the date of this Agreement, the transactions provided for in this Agreement, including without limitation obtaining of all of the Consents and satisfying the conditions contained in Article 9 hereof.

8.4  Stockholders’ Meetings.

8.4.1  ABI Stockholders’ Meeting. ABI shall call a meeting of its stockholders (the “ABI Stockholders’ Meeting”) to be held as soon as reasonably practicable after the date the S-4 Registration Statement is declared effective by the SEC for the purpose of voting upon this Agreement and such other related matters as it deems appropriate. ABI shall use commercially reasonable efforts to hold the ABI Stockholders’ Meeting on the same day as the JBI Stockholders’ Meeting (as defined below). In connection with the ABI Stockholders’ Meeting, (a) ABI shall prepare a notice of meeting; (b) JBI shall furnish all information concerning it that ABI may reasonably request in connection with conducting the ABI Stockholders’ Meeting; (c) JBI shall prepare and furnish to ABI, for printing, copying and for distribution to ABI’s stockholders at ABI’s expense, the form of the Proxy Statement/Prospectus; (d) ABI shall furnish all information concerning it that JBI may reasonably request in connection with preparing the Proxy Statement/Prospectus; (e) subject to Section 10.1(l) of this Agreement, the ABI Board shall recommend to its stockholders the approval of this Agreement; and (f) ABI shall use its best efforts to obtain its stockholders’ approval. The Parties will consult with one another on the form and content of

F-2-31

the Proxy Statement/Prospectus (including the presentation of draft copies of such proxy materials to the other) prior to filing with the SEC and delivery to ABI’s stockholders. ABI will use its commercially reasonable efforts to deliver notice of the Stockholders’ Meeting and the Proxy Statement/Prospectus as soon as practicable after the S-4 Registration Statement has been declared effective by the SEC.

8.4.2  JBI Stockholders’ Meeting. JBI shall call a meeting of its stockholders (the “JBI Stockholders’ Meeting”) to be held as soon as reasonably practicable after the date the S-4 Registration Statement is declared effective by the SEC for the purpose of voting upon the Stock Purchase, the amendment and restatement of its Articles of Incorporation and such other related matters as it deems appropriate. JBI shall use commercially reasonable efforts to hold the JBI Stockholders’ Meeting on the same day as the ABI Stockholders’ Meeting. In connection with the JBI Stockholders’ Meeting, (a) JBI shall prepare a notice of meeting; (b) ABI shall furnish all information concerning it that JBI may reasonably request in connection with conducting the JBI Stockholders’ Meeting; (c) JBI shall prepare at JBI’s expense, the form of the Proxy Statement; (d) JBI shall recommend to its stockholders the approval of the Stock Purchase and the amendment and restatement of its Articles of Incorporation; and (e) JBI shall use its best efforts to obtain its stockholders’ approval. The Parties will consult with one another on the form and content of the Proxy Statement (including the presentation of draft copies of such proxy materials to the other) prior to filing with the SEC and delivery to JBI’s stockholders. JBI will use its commercially reasonable efforts to deliver notice of the Stockholders’ Meeting and the Proxy Statement as soon as practicable after the S-4 Registration Statement has been declared effective by the SEC.

8.5  Certificate of Objections. As soon as practicable (but in no event more than three (3) business days) after the ABI Stockholders’ Meeting, ABI shall deliver to JBI a certificate of the Secretary of ABI containing the names of the stockholders of ABI that both (a) gave written notice prior to the taking of the vote on this Agreement at the ABI Stockholders’ Meeting that they dissent from the Merger, and (b) voted against approval of this Agreement or abstained from voting with respect to the approval of this Agreement (“Certificate of Objections”). The Certificate of Objections shall include the number of shares of ABI Common Stock held by each such stockholder and the mailing address of each such stockholder.

8.6  Publicity. Neither JBI nor ABI shall, or shall permit any of their respective Subsidiaries or affiliates to issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public disclosure concerning, the transactions provided for in this Agreement without the consent of the other Party, which consent will not be unreasonably withheld; provided, however, that nothing in this Section 8.6 shall be deemed to prohibit any Party from making any disclosure which it deems necessary or advisable, with the advice of counsel, in order to satisfy such Party’s disclosure obligations imposed by Law or the rules of NASDAQ.

8.7  Expenses. All costs and expenses incurred in connection with the transactions provided for in this Agreement, including without limitation, registration fees, printing fees, mailing fees, attorneys’ fees, accountants’ fees, other professional fees and costs related to expenses of officers and directors of ABI and the ABI Companies, shall be paid by the party incurring such costs and expenses. Each Party hereby agrees to and shall indemnify the other Party against any liability arising from any advisory fee or payment incurred by such Party. Nothing contained herein shall limit either Party’s rights to recover any damages arising out of a Party’s willful breach of any provision of this Agreement.

8.8  Failure to Close.

(a) JBI expressly agrees to consummate the transactions provided for herein upon the completion of all conditions to Closing and shall not take any action reasonably calculated to prevent the Closing and shall not unreasonably delay any action reasonably required to be taken by it to facilitate the Closing.

(b) Subject to its rights and obligations upon receipt of an Acquisition Proposal as provided in, and subject to the conditions of, Section 7.6 hereof, ABI expressly agrees to consummate the transactions provided for herein upon the completion of all conditions to Closing and shall not take any action reasonably calculated to prevent the Closing and shall not unreasonably delay any action reasonably required to be taken by it to facilitate the Closing.

F-2-32

8.9  Fairness Opinion. ABI may elect to have the final fairness opinion updated immediately prior to the Effective Time in order to account for any Material Adverse Effect that may have occurred with regard to JBI. Prior to the Closing, ABI shall provide a true and complete copy of any fairness opinion rendered by the ABI Financial Advisor to ABI or the ABI Board.

8.10  Tax Treatment. Each of the Parties undertakes and agrees to use its commercially reasonable efforts to cause the Merger, and to take no action which would cause the Merger not to qualify as a “reorganization” within the meaning of Section 368(a) of the IRC for federal income tax purposes.

8.11  Agreement of Affiliates. ABI has caused each Person who (i) is an “affiliate” (for purposes of Rule 144 promulgated under the Securities Act) of ABI as of the date of this Agreement, and (ii) will become an “affiliate” (for purposes of Rule 144) of JBI as of the Effective time, to deliver to JBI as of the date of this Agreement a written agreement substantially in the form of Exhibit B providing that such Person will not sell, pledge, transfer, or otherwise dispose of the shares of JBI Common Stock to be received by such Person upon consummation of the Merger, except in compliance with applicable provisions of the 1933 Act and the rules and regulations thereunder (and JBI shall be entitled to place restrictive legends upon certificates for shares of JBI Common Stock issued to such Person pursuant to this Agreement to enforce the provisions of this Section 8.11). JBI shall not be required to maintain the effectiveness of the Registration Statement under the 1933 Act for the purposes of resale of JBI Common Stock by such affiliates.

8.12  Environmental Audit; Title Policy; Survey.

(a) At the election of JBI, JBI may, at its expense, procure, with respect to each parcel of real property that any of the ABI Companies owns, leases, subleases or is obligated to purchase, within thirty (30) days of the date hereof, whatever environmental audits JBI may deem necessary or appropriate, which audits shall be conducted by a firm reasonably acceptable to ABI.

(b) At the election of JBI, JBI may, at its expense, with respect to each parcel of real property that ABI or ABI Bank owns, leases, subleases or is obligated to purchase, procure, within thirty (30) days of the date hereof, a commitment to issue title insurance in such amounts and by such insurance company reasonably acceptable to JBI, which commitment shall be free of all material Liens and exceptions to JBI’s reasonable satisfaction.

(c) At the election of JBI, with respect to each parcel of real property as to which a title insurance policy is to be procured pursuant to subsection (b) above, JBI may, at its expense, procure, within thirty (30) days of the date hereof, a survey of such real property, which survey shall be reasonably acceptable to JBI and shall be prepared by a licensed surveyor reasonably acceptable to JBI and ABI, disclosing the locations of all improvements, easements, sidewalks, roadways, utility lines and other matters customarily shown on such surveys and showing access affirmatively to public streets and roads and providing the legal description of the property in a form suitable for recording and insuring the title thereof. Such surveys shall not disclose any survey defect or encroachment from or onto such real property that has not been cured or insured over prior to the Effective Time. In addition, ABI shall deliver to JBI a complete legal description for each parcel of real estate or interest owned, leased or subleased by any ABI Company or in which any ABI Company has any ownership or leasehold interest.

8.13  Compliance Matters. Prior to the Effective Time, each Party shall take, or cause to be taken, all commercially reasonable steps requested by the other Party to cure any deficiencies in regulatory compliance by such Party; provided, however, that neither Party shall be responsible for discovering such defects, shall not have any obligation to disclose the existence of such defects to the other Party, and shall not have any liability resulting from such deficiencies or attempts to cure them.

8.14  Subsequent Filings. Until the Effective Time, ABI shall timely file with the SEC each form, report and document required to be filed by ABI under the 1934 Act and will promptly deliver to JBI copies of each such form, report and document. As of their respective dates, none of such forms, reports and documents shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim financial statements of ABI included in such forms, reports and documents shall be prepared in accordance with GAAP

F-2-33

applied on a basis consistent with prior periods (except as otherwise noted therein), and present fairly, in all material respects, the consolidated financial position of ABI and its Subsidiaries as of their respective dates, and the consolidated income, shareholders’ equity, results of operations and changes in consolidated financial position or cash flows for the periods presented therein (subject, in the case of unaudited interim financial statements, to normal year-end audit adjustments).

8.15  Fixed Asset Inventory. At JBI’s request, at least thirty (30) days prior to the Effective Time, ABI shall take, or shall cause to be taken, an inventory of all fixed assets of the ABI Companies to verify the presence of all items listed on their respective depreciation schedules, and ABI shall allow JBI’s representatives, at the election of JBI, to participate in or be present for such inventory and shall deliver to JBI copies of all records and reports produced in connection with such inventory.

8.16  Director’s and Officer’s Indemnification.

(a) After the Effective Time and for a period concurrent with the applicable statute of limitations, JBI shall indemnify each director and executive officer of ABI (an “Indemnified Party”) against all liabilities arising out of actions or omissions occurring upon or prior to the Effective Time (including, without limitation, the transactions contemplated by this Agreement) to the maximum extent permitted under the FBCA.

(b) Any Indemnified Party wishing to claim indemnification under Section 8.16(a) above, upon learning of any such liability or litigation, shall promptly notify JBI thereof. In the event of any claim or litigation that may give rise to indemnity obligations on the part of JBI (whether arising before or after the Effective Time), (i) JBI shall have the right to assume the defense thereof, and JBI shall not be liable to such Indemnified Party for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, except that if JBI elects not to assume such defense, or if counsel for the Indemnified Party advises in good faith that there are substantive issues that raise conflicts of interest between JBI and the Indemnified Party under the rules of professional ethics, the Indemnified Party may retain counsel satisfactory to him or her, and JBI shall pay all reasonable fees and expenses of such counsel for the Indemnified Party; provided, that JBI shall be obligated to pay for only one firm of counsel for all Indemnified Parties in any jurisdiction; (ii) all Indemnified Parties will cooperate in the defense of any such litigation; and (iii) JBI shall not be liable for any settlement effected without its prior written consent; and provided further, that JBI shall not have any obligation hereunder to the extent such arrangements are prohibited by applicable Law.

(c) JBI shall cause the persons serving as officers or directors of ABI or any ABI Subsidiary to be covered for a period from the Effective Time until four years thereafter by a directors’ and officers’ liability insurance policy with respect to acts or omissions occurring prior to the Effective Time with limits comparable to those contained in the policy now maintained by ABI and ABI Bank. It shall be the responsibility of ABI and ABI Bank to maintain such coverage until the Effective Time. JBI shall continue to provide indemnification, supported by a policy of directors’ and officers’ liability insurance, to such persons who continue after the Effective Time as officers and directors of ABI Bank to the same extent JBI provides such indemnification to the directors and officers of the JBI Companies.

If JBI or any of its successors or assigns (i) shall consolidate with or merge into any corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then and in each such case, proper provision shall be made so that the successors and assigns of JBI shall assume the obligations set forth in this Section 8.16.

8.17  Employee Matters.

(a) From and after the Effective Time, JBI shall provide the employees of the ABI Companies as of the Effective Time (the “Covered Employees”) with employee benefits and compensation plans, programs and arrangements that are substantially equivalent to those provided to similarly situated employees of the JBI Companies.

F-2-34

(b) From and after the Effective Time, JBI shall (i) provide all Covered Employees service credit for purposes of eligibility, participation, vesting and levels of benefits (excluding benefit accruals under any defined benefit pension plan), under any employee benefit or compensation plan, program or arrangement adopted, maintained or contributed to by any of the JBI Companies in which Covered Employees are eligible to participate, for all periods of employment with any ABI Companies prior to the Effective Time, (ii) use its best efforts to cause any pre-existing conditions or limitations, eligibility waiting periods or required physical examinations under any welfare benefit plans of any of the JBI Companies to be waived with respect to the Covered Employees and their eligible dependents, to the extent waived under the corresponding plan in which the applicable Covered Employee participated immediately prior to the Effective Time and, with respect to life insurance coverage, up to the Covered Employee’s current level of insurability, and (iii) give the Covered Employees and their eligible dependents credit for the plan year in which the Effective Time (or commencement of participation in a plan of any of the JBI Companies) occurs towards applicable deductibles and annual out-of-pocket limits for expenses incurred prior to the Effective Time (or the date of commencement of participation in a plan of any of the JBI Companies).

(c) From and after the Effective Time, JBI shall honor all accrued and vested benefit obligations to and contractual rights of current and former employees of any ABI Companies under the ABI benefit plans.

8.18  Via Mare Sale. If before the Effective Time, ABI sells the promissory note and related mortgage encumbering the Via Mare property for cash, on an “as-is, where-is” basis, without recourse and with no indemnity or other continuing obligation for ABI or its Affiliates (the “Via Mare Sale”), then at the Effective Time, each holder of ABI Common Stock immediately prior to the Effective Time shall be entitled to receive in cash its pro rata share of the net proceeds from the Via Mare Sale, based upon the total number of outstanding shares of ABI Common Stock immediately prior to the Effective Time.

ARTICLE IX

CONDITIONS PRECEDENT TO OBLIGATIONS TO CONSUMMATE

9.1  Conditions to Obligations of Each Party. The respective obligations of each Party to perform this Agreement and consummate the Merger and the other transactions provided for herein are subject to the satisfaction of the following conditions, unless waived by both Parties pursuant to Section 11.4 of this Agreement:

(a) Stockholder Approval. The stockholders of ABI shall have approved this Agreement by the requisite vote, and the consummation of the transactions provided for herein, as and to the extent required by Law and by the provisions of any governing instruments. The stockholders of JBI shall have approved the Stock Purchase and the amendment and restatement of JBI’s Articles of Incorporation by the requisite vote. JBI and ABI shall have furnished to each other certified copies of resolutions duly adopted by their stockholders evidencing the same.

(b) Regulatory Approvals. All Consents of, filings and registrations with, and notifications to, all Regulatory Authorities required for consummation of the Merger and the Bank Merger shall have been obtained or made and shall be in full force and effect and all notice and waiting periods required by Law to have passed after receipt of such Consents shall have expired. No Consent obtained from any Regulatory Authority that is necessary to consummate the transactions provided for herein shall be conditioned or restricted in a manner (including without limitation requirements relating to the raising of additional capital or the disposition of Assets) which in the reasonable judgment of the Board of Directors of either Party would so materially adversely impact the economic or business benefits of the transactions provided for in this Agreement as to render inadvisable the consummation of the Merger.

(c) Consents and Approvals. Each Party shall have obtained any and all Consents required for consummation of the Merger (other than those referred to in Section 9.1(b) of this Agreement) or for the preventing of any Default under any Contract or Permit of such Party which, if not obtained or made, is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on such Party. No Consent so obtained which is necessary to consummate the transactions provided for herein shall be conditioned or restricted in a manner which in the reasonable judgment of the Board of Directors of either

F-2-35

Party would so materially adversely impact the economic or business benefits of the transactions contemplated by this Agreement as to render inadvisable the consummation of the Merger.

(d) Legal Proceedings. No court or Regulatory Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law or Order (whether temporary, preliminary or permanent) or taken any other action that prohibits, restricts or makes illegal consummation of the transactions provided for in this Agreement. No action or proceeding shall have been instituted by any Person, and the Parties shall not have Knowledge of any threatened action or proceeding by any Person, which seeks to restrain the consummation of the transactions provided for in this Agreement which, in the opinion of the JBI Board or the ABI Board, renders it impossible or inadvisable to consummate the transactions provided for in this Agreement.

(e) Tax Opinion. ABI and JBI shall have received a written opinion from McGuireWoods LLP in form reasonably satisfactory to them (the “Tax Opinion”), to the effect that (i) the Merger will constitute a reorganization within the meaning of Section 368(a) of the IRC, (ii) the exchange in the Merger of ABI Common Stock for JBI Common Stock will not give rise to gain or loss to the stockholders of ABI with respect to such exchange (except to the extent of any cash received), and (iii) neither ABI nor JBI will recognize gain or loss as a consequence of the Merger (except for income and deferred gain recognized pursuant to Treasury regulations issued under Section 1502 of the IRC). In rendering such Tax Opinion, McGuireWoods LLP shall be entitled to rely upon representations of officers of ABI and JBI reasonably satisfactory in form and substance to such counsel.

(f) S-4 Registration Statement Effective. The S-4 Registration Statement shall have been declared effective under the 1933 Act by the SEC and no stop order suspending the effectiveness of the S-4 Registration Statement shall have been issued and no action, suit, proceeding or investigation for that purpose shall have been initiated or threatened by the SEC. JBI shall have received all state securities Laws, or “blue sky” permits or other authorizations, or confirmations as to the availability of exemptions from registration requirements, as may be necessary to issue the JBI Common Stock pursuant to the terms of this Agreement.

(g) Stock Purchase Agreement. The conditions set forth in Article IV of the Stock Purchase Agreement (other than Section 4.06 thereof) shall have been satisfied and the Purchase Price (as defined in the Stock Purchase Agreement) for the shares of JBI Common Stock to be issued thereunder shall be not less than $10.00 per share, except as a result of adjustments pursuant to Section 3.2 hereof and/or Section 1.04 of the Stock Purchase Agreement. If, prior to Closing, JBI proposes to amend the Stock Purchase Agreement to accept a purchase price of less than $10.00 per share, except as a result of adjustments pursuant to Section 3.2 hereof and/or Section 1.04 of the Stock Purchase Agreement, JBI shall so notify ABI in writing setting forth such proposed change to such Purchase Price. ABI shall then have three (3) Business Days following the day it receives such notice to reject the proposed change. If ABI rejects the proposed change in writing delivered to JBI within such three (3) Business Days, then this Agreement may be terminated under Section 10.1(h) hereof without liability to any Person hereunder or under the Stock Purchase Agreement. If ABI does not give timely notice of rejection, then the $10.00 purchase price contained in the first sentence of this subsection shall be amended to the purchase price proposed by JBI in its written notice to ABI. Thereafter, JBI shall give notice as provided herein to ABI of any further proposed reductions (except as a result of adjustments pursuant to Section 3.2 hereof and/or Section 1.04 of the Stock Purchase Agreement), if any, in the purchase price under the Stock Purchase Agreement and ABI shall have the right to reject any such further reductions in accordance with the procedures provided herein.

(h) Funds Availability. CapGen shall have sent a notice to its investors to call the funds required to close the Investment contemplated in the Stock Purchase Agreement and shall have notified JBI and ABI that it has received all funds necessary to complete the Investment contemplated in the Stock Purchase Agreement. The other Investors shall have also notified JBI and ABI that they have received all funds necessary to complete the Stock Purchase.

9.2  Conditions to Obligations of JBI. The obligations of JBI to perform this Agreement and consummate the Merger and the other transactions provided for herein are subject to the satisfaction of the following conditions, unless waived by JBI pursuant to subsection 11.4(a) of this Agreement:

F-2-36

(a) Representations and Warranties. The representations and warranties of ABI set forth or referred to in this Agreement and in any certificate or document delivered pursuant to the provisions hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Effective Time with the same effect as though all such representations and warranties had been made on and as of the Effective Time (provided that representations and warranties which are confined to a specified date shall speak only as of such date), except as expressly contemplated by this Agreement.

(b) Performance of Obligations. Each and all of the agreements, obligations and covenants of ABI to be performed and complied with pursuant to this Agreement and the other agreements provided for herein prior to the Effective Time shall have been duly performed and complied with in all material respects.

(c) Certificates. ABI shall have delivered to JBI (i) a certificate, dated as of the Effective Time and signed on its behalf by its chairman and its chief executive officer, to the effect that the conditions to JBI’s obligations set forth in subsections 9.2(a) and 9.2(b) of this Agreement have been satisfied, and (ii) certified copies of resolutions duly adopted by the ABI Board and the ABI stockholders evidencing the taking of all corporate action necessary to authorize the execution, delivery and performance of this Agreement, and the consummation of the transactions provided for herein, all in such reasonable detail as JBI and its counsel shall request.

(d) Net Worth and Capital Requirements. Immediately prior to the Effective Time, ABI and its Subsidiaries shall have a minimum consolidated net worth of at least $7 million, excluding the value of any write-downs that are agreed upon by the Parties in writing prior to the Merger. For purposes of this Section 9.2(d), “net worth” shall be determined without regard to (i) any unrealized gains or losses of securities classified as “Available for Sale,” and (ii) any payments to be made to executives as provided in Section 9.2(h).

(e) Audits. JBI shall have received the audited financial statements of ABI on a consolidated basis as of and for the year ended December 31, 2009 containing an unqualified opinion thereon from Mauldin & Jenkins Certified Public Accountants, LLC, independent certified public accountants.

(f) Claims Letters. JBI shall have received, from each Person that has delivered an Affiliate Agreement pursuant to Section 8.11, an executed Claims Letter in substantially the form of Exhibit D.

(g) Matters Relating to 280G Taxes. JBI shall be satisfied in its reasonable discretion, either through mutually agreeable pre-Closing amendments or otherwise, that ABI shall have taken any and all reasonably necessary steps such that the Merger will not trigger any “excess parachute payment” (as defined in Section 280G of the IRC) under any change in control agreements, salary continuation agreements, ABI Benefit Plans, or similar arrangements between an ABI Company and any officers, directors, or employees thereof.

(h) Matters Relating to Compensation Matters. There shall be in existence no change in control agreements, salary continuation agreements, director retirement agreements, executive indexed retirement agreements or similar compensation or severance agreements between any ABI Company and any individual. All such agreements and any similar benefit accrual plans or savings incentive plans (including ABI’s SIMPLE Plan), shall have been terminated within thirty (30) days prior to Closing, with the executives who are parties to the Change in Control Agreements listed on Schedule 9.2(h) having entered into one-year employment agreements or severance agreements providing one-year’s salary with JBI (the terms of each such agreement summarized on such Schedule 9.2(h)). At the time of termination, all accrued benefits under such agreements or plans shall have been reflected on the books of the appropriate ABI Company. Notwithstanding the foregoing, any split-dollar life insurance agreements or survivor income agreements in existence between any ABI Company and any individual may remain in effect and are not required to be terminated prior to Closing.

(i) Regulatory Matters. Except with respect to the matters addressed in Section 5.12, no agency or department of federal, state or local government or any Regulatory Authority or the staff thereof shall have (i) asserted that any ABI Company is not in material compliance with any of the Laws or Orders that such governmental authority or Regulatory Authority enforces, (ii) revoked any material Permits, or (iii) issued, or required any ABI Company to consent to the issuance or adoption of, a cease and desist order, formal

F-2-37

agreement, directive, commitment or memorandum of understanding, or any board resolution or similar undertaking, that, in the reasonable estimation of JBI, restricts or impairs the conduct of such ABI Company’s business or future prospects.

(j) Absence of Adverse Facts. There shall have been no determination by JBI in good faith that any fact, litigation, claim, event or condition exists or has occurred that, in the reasonable judgment of JBI, (i) would have a Material Adverse Effect on, or which is reasonably likely to have a Material Adverse Effect on, ABI or ABI Bank or the consummation of the transactions provided for in this Agreement, (ii) would be of such significance with respect to the business or economic benefits expected to be obtained by JBI pursuant to this Agreement as to render inadvisable the consummation of the transactions pursuant to this Agreement, (iii) would be materially adverse to the interests of JBI on a consolidated basis or (iv) would render the Merger or the other transactions provided for in this Agreement impractical because of any state of war, national emergency, banking moratorium or general suspension of trading on NASDAQ, the New York Stock Exchange, Inc. or other national securities exchange.

(k) Consents Under Certain Agreements; Termination of Certain Agreements. ABI shall have obtained the Consent of each Person (other than the Consents of the Regulatory Authorities) whose Consent shall be required in order to permit the succession by the Surviving Corporation to, or the continuation by ABI Bank or any other ABI Subsidiary of, as the case may be, any obligation, right or interest of ABI, ABI Bank or such ABI Subsidiary under any loan or credit agreement, note, mortgage, indenture, lease, license, Contract or other agreement or instrument, except those for which failure to obtain such consents and approvals would not in the reasonable opinion of JBI, individually or in the aggregate, have a Material Adverse Effect on the Surviving Corporation and ABI Bank or the ABI Subsidiary at issue. Notwithstanding the exception provided in the immediately preceding sentence, ABI shall have obtained each Consent listed in Schedule 9.2(k)(i). ABI shall have terminated the Contracts listed in Schedule 9.2(k)(ii).

(l) Material Condition. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger by any Regulatory Authority which, in connection with the grant of any Consent by any Regulatory Authority, imposes, in the reasonable judgment of JBI, any material adverse requirement upon JBI or any JBI Subsidiary, including without limitation any requirement that JBI sell or dispose of any significant amount of the assets of ABI, ABI Bank and their respective subsidiaries, or any other JBI Subsidiary, provided that, except for any such requirement relating to the above-described sale or disposition of any significant assets of ABI, ABI Bank, their respective subsidiaries or any JBI Subsidiary, no such term or condition imposed by any Regulatory Authority in connection with the grant of any Consent by any Regulatory Authority shall be deemed to be a material adverse requirement unless it materially differs from terms and conditions customarily imposed by any such entity in connection with the acquisition of banks, savings associations and bank and savings association holding companies under similar circumstances.

(m) Loan Portfolio. There shall not have been any material increase since the date of this Agreement in the Loans graded “substandard,” “doubtful” or “loss” required to be described in Schedule 5.9(a)(iv). Immediately prior to the Effective Time, such loans will total less than $37 million.

(n) Legal Proceedings. Except for the matters set forth in Schedule 5.16, provided that there are no further adverse actions or adverse amendments with respect to, or failures to comply with, the matters set forth on Schedule 5.16, no action, proceeding or claim shall have been instituted by any Person, and the Parties shall not have Knowledge of any threatened action, claim or proceeding by any Person, against any ABI Company and/or their respective officers or directors.

(o) Deposits. Immediately prior to the Effective Time, the ABI Bank will have total deposits less deposits represented by certificates of deposit generated for customers located outside of Northeast Florida of at least $150 million.

(p) Fairness Opinion. The JBI Financial Advisor shall have issued to the JBI board of directors a written fairness opinion to the effect that the consideration paid to ABI shareholders in the Merger is fair to JBI from a financial point of view; provided, that this condition shall terminate on May 31, 2010.

F-2-38

9.3  Conditions to Obligations of ABI. The obligations of ABI to perform this Agreement and consummate the Merger and the other transactions provided for herein are subject to the satisfaction of the following conditions, unless waived by ABI pursuant to subsection 11.4(b) of this Agreement:

(a) Representations and Warranties. The representations and warranties of JBI set forth or referred to in this Agreement and in any certificate or document delivered pursuant to the provisions hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Effective Time with the same effect as though all such representations and warranties had been made on and as of the Effective Time (provided that representations and warranties which are confined to a specified date shall speak only as of such date), except as expressly contemplated by this Agreement.

(b) Performance of Obligations. Each and all of the agreements, obligations and covenants of JBI to be performed and complied with pursuant to this Agreement and the other agreements provided for herein prior to the Effective Time shall have been duly performed and complied with in all material respects.

(c) Certificates. JBI shall have delivered to ABI (i) a certificate, dated as of the Effective Time and signed on its behalf by its chief executive officer and its chief financial officer, to the effect that the conditions to ABI’s obligations set forth in subsections 9.3(a) and 9.3(b) of this Agreement have been satisfied, and (ii) certified copies of resolutions duly adopted by the JBI Board evidencing the taking of all corporate action necessary to authorize the execution, delivery and performance of this Agreement, and the consummation of the transactions provided for herein, all in such reasonable detail as ABI and its counsel shall request.

(d) Net Worth and Capital Requirements. Immediately prior to the Effective Time, JBI and its Subsidiaries shall have a minimum consolidated net worth of at least $25 million. For purposes of this Section 9.3(d), “net worth” shall be determined without regard to any unrealized gains or losses of securities classified as “Available for Sale.”

(e) Audits. ABI shall have received the audited financial statements of JBI on a consolidated basis as of and for the year ended December 31, 2009 containing an unqualified opinion thereon, from Crowe Horwath LLP, independent certified public accountants.

(f) Matters Relating to 280G Taxes. ABI shall be satisfied in its reasonable discretion, either through mutually agreeable pre-Closing amendments or otherwise, that JBI shall have taken any and all reasonably necessary steps such that the Merger and the Stock Purchase Agreement will not trigger any “excess parachute payment” (as defined in Section 280G of the IRC) under any change in control agreements, salary continuation agreements, JBI benefit plans, or similar arrangements between a JBI Company and any officers, directors, or employees thereof.

(g) Matters Relating to Compensation Matters. The consummation of the transactions contemplated by this Agreement and the Stock Purchase Agreement shall not trigger any change of control provisions set forth in any change in control agreements, salary continuation agreements, severance agreements, or similar compensation agreements between any JBI Company and any individual.

(h) JBI Common Stock. The JBI Common Stock to be issued in the Merger shall have been approved for listing on the Nasdaq Global Market.

(i) Regulatory Matters. Except with respect to the matters addressed in Section 6.10, no agency or department of federal, state or local government, or any Regulatory Authority or the staff thereof shall have (i) asserted that any JBI Company is not in material compliance with any of the Laws or Orders that such governmental authority or Regulatory Authority enforces, (ii) revoked any material Permits, or (iii) issued, or required any JBI Company to consent to the issuance or adoption of, a cease and desist order, formal agreement, directive, commitment or memorandum of understanding, or any board resolution or similar undertaking that, in the reasonable estimation of ABI, restricts or impairs the conduct of such JBI Company’s business or future prospects.

(j) Fairness Opinion. The ABI Financial Advisor shall have issued to the ABI board of directors a written fairness opinion to the effect that the consideration to be received by ABI shareholders in the Merger is fair to the ABI shareholders from a financial point of view.

F-2-39

(k) Absence of Adverse Facts. There shall have been no determination by ABI in good faith that any fact, litigation, claim, event or condition exists or has occurred that, in the reasonable judgment of ABI, (i) would have a Material Adverse Effect on, or which is reasonably likely to have a Material Adverse Effect on, JBI or JBI Bank, or the consummation of the transactions provided for in this Agreement, (ii) would be of such significance with respect to the business or economic benefits expected to be obtained by ABI pursuant to this Agreement as to render inadvisable the consummation of the transactions pursuant to this Agreement, (iii) would be materially adverse to the interests of ABI on a consolidated basis or (iv) would render the Merger or the other transactions provided for in this Agreement impractical because of any state of war, national emergency, banking moratorium or general suspension of trading on NASDAQ, the New York Stock Exchange, Inc. or other national securities exchange.

(l) Legal Proceedings. No action, proceeding or claim shall have been instituted by any Person, and the Parties shall not have Knowledge of any threatened action, claim or proceeding by any Person, against any JBI Company and/or their respective officers or directors that is reasonably likely to have a Material Adverse Effect on JBI.

ARTICLE X

TERMINATION

10.1  Termination. Notwithstanding any other provision of this Agreement, and notwithstanding the approval of this Agreement by the stockholders of ABI, this Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time:

(a) by mutual written consent of the JBI Board and the ABI Board; or

(b) by the JBI Board or the ABI Board in the event of an inaccuracy of any representation or warranty of the other Party contained in this Agreement which cannot be or has not been cured within thirty (30) days after the giving of written notice to the breaching Party of such inaccuracy and which inaccuracy is reasonably likely, in the opinion of the non-breaching Party, to have, individually or in the aggregate, a Material Adverse Effect on the breaching Party (provided that the terminating Party is not then in material breach of any representation, warranty, covenant, agreement or other obligation contained in this Agreement); or

(c) by the JBI Board or the ABI Board in the event of a material breach by the other Party of any covenant, agreement or other obligation contained in this Agreement which cannot be or has not been cured within thirty (30) days after the giving of written notice to the breaching Party of such breach (provided that the terminating Party is not then in material breach of any representation, warranty, covenant, agreement or other obligation contained in this Agreement); or

(d) by the JBI Board or the ABI Board if (i) any Consent of any Regulatory Authority required for consummation of the Merger and the other transactions provided for herein shall have been denied by final nonappealable action of such authority or if any action taken by such Authority is not appealed within the time limit for appeal, or (ii) the stockholders of ABI fail to vote their approval of this Agreement and the transactions provided for herein as required by applicable Law at the Stockholders’ Meetings where the transactions are presented to such ABI stockholders for approval and voted upon, or (iii) the stockholders of JBI fail to vote their approval of the Stock Purchase or the amendment and restatement of the JBI Articles of Incorporation at the JBI Stockholders’ Meeting where such transactions are presented to the JBI stockholders for approval and voted upon; or

(e) by the JBI Board, if, notwithstanding any disclosures in the Schedules attached hereto or otherwise, (i) there shall have occurred any Material Adverse Effect with respect to ABI, or (ii) any facts or circumstances shall develop or arise after the date of this Agreement which are reasonably likely to cause or result in any Material Adverse Effect with respect to ABI, and such Material Adverse Effect (or such facts or circumstances) shall not have been remedied within fifteen (15) days after receipt by ABI of notice in writing from JBI specifying the nature of such Material Adverse Effect and requesting that it be remedied; or

(f) by the ABI Board, if, notwithstanding any disclosures in the Schedules attached hereto or otherwise, (i) there shall have occurred any Material Adverse Effect with respect to JBI, or (ii) any facts or

F-2-40

circumstances shall develop or arise after the date of this Agreement which are reasonably likely to cause or result in any Material Adverse Effect with respect to JBI, and such Material Adverse Effect (or such facts or circumstances) shall not have been remedied within fifteen (15) days after receipt by JBI of notice in writing from ABI specifying the nature of such Material Adverse Effect and requesting that it be remedied; or

(g) by the JBI Board or the ABI Board if the Merger shall not have been consummated by December 31, 2010, if the failure to consummate the transactions provided for herein on or before such date is not caused by any breach of this Agreement by the Party electing to terminate pursuant to this Section 10.1(g); or

(h) by the JBI Board or the ABI Board if any of the conditions precedent to the obligations of such Party to consummate the Merger cannot be satisfied or fulfilled by the date specified in Section 10.1(g) of this Agreement and such failure was not the fault of the terminating party; or

(i) by the JBI Board if the holders of in excess of five percent (5%) of the outstanding shares of ABI Common Stock properly assert their dissenters’ rights of appraisal pursuant to the Dissenter Provisions; or

(j) by the JBI Board if (i) the ABI Board shall have withdrawn, or adversely modified, or failed upon JBI’s request to reconfirm its recommendation of the Merger or this Agreement, (ii) the ABI Board shall have approved or recommended to the stockholders of ABI that they approve an Acquisition Proposal other than that contemplated by this Agreement, (iii) ABI fails to call the ABI Stockholders’ Meeting or otherwise breaches its obligations in Section 8.4.1 hereof, or (iv) any Person (other than ABI or an Affiliate of ABI) or group becomes the beneficial owner of 25% or more of the outstanding shares of ABI Common Stock; or

(k) by the ABI Board if (i) the JBI Board shall have withdrawn, or adversely modified, or failed upon ABI’s request to reconfirm its recommendation of the Merger or this Agreement, (ii) JBI fails to call the JBI Stockholders’ Meeting or otherwise breaches its obligations in Section 8.4.2 hereof, or (iii) any Person (other than (x) JBI or an Affiliate of JBI, or (y) an Investor or an affiliate of an Investor) or group becomes the beneficial owner of 25% or more of the outstanding shares of JBI Common Stock; or

(l) by the ABI Board if (i) the ABI Board authorizes ABI, subject to complying with the terms of this Agreement, to enter into a definitive agreement concerning a transaction that constitutes a Superior Proposal and ABI notifies JBI in writing that it intends to enter into such an agreement, (ii) JBI does not make, within 7 business days of the receipt of ABI’s written notification of its intent to enter into a definitive agreement for a Superior Proposal, an offer that the ABI Board determines, in good faith after consultation with its financial advisors, is at least as favorable, in the aggregate, to the stockholders of ABI as the Superior Proposal, and (iii) makes the payment required by Section 10.2(b). ABI agrees (x) that it will not enter into a definitive agreement referred to in clause (i) above until at least the tenth business day after it has provided the notice to JBI required thereby, and (y) to notify JBI promptly in writing if its intention to enter into a definitive agreement referred to in its notification shall change at any time after giving such notification.

10.2  Effect of Termination. In the event of a termination of this Agreement by either the JBI Board or the ABI Board as provided in Section 10.1, this Agreement shall become void, except that this Section 10.2 and Article 11 and Sections 8.2 and 8.7 of this Agreement shall survive any such termination; provided, however, that nothing herein (other than payment of a termination fee as provided in Section 10.3 or Section 10.4 hereof) shall relieve any breaching Party from Liability for an uncured willful breach of a representation, warranty, covenant, obligation or agreement giving rise to such termination.

10.3  ABI Termination Fee.

(a) In the event that this Agreement is terminated (i) by the JBI Board pursuant to Section 10.1(j) or (ii) by the ABI Board pursuant to Section 10.1(l), then ABI shall, in the case of clause (i), one business day after the date of such termination or, in the case of clause (ii), on the date of such termination, pay to JBI, by wire transfer of immediately available funds, the amount of $300,000.00 (the “ABI Termination Fee”).

(b) In the event that (i) after the date hereof an Acquisition Proposal shall have been publicly disclosed or any Person shall have publicly disclosed that, subject to the Merger being disapproved by ABI stockholders or otherwise rejected, it will make an Acquisition Proposal with respect to ABI and thereafter this Agreement is terminated by the JBI Board or the ABI Board pursuant to Section 10.1(d)(ii), and (ii) concurrently with such termination or within nine months of such termination ABI enters into a definitive agreement with

F-2-41

respect to an Acquisition Proposal or consummates an Acquisition Proposal, then ABI shall, upon the earlier of entering into a definitive agreement with respect to an Acquisition Proposal or consummating an Acquisition Proposal, pay to JBI, by wire transfer of immediately available funds, the ABI Termination Fee.

(c) ABI acknowledges that the agreements contained in Sections 10.3(a) and 10.3(b) are an integral part of the transactions provided for in this Agreement, and that, without these agreements, JBI would not enter into this Agreement; accordingly, if ABI fails to promptly pay the amount due pursuant to Section 10.3(a) or Section 10.3(b), as the case may be, and, in order to obtain such payment, JBI commences a suit which results in a judgment for any of the ABI Termination Fee, ABI shall pay JBI its costs and expenses (including attorneys’ fees) in connection with such suit. Payment of the ABI Termination Fee pursuant to this Section 10.3 shall be the exclusive remedy for termination of this Agreement as contemplated by Sections 10.3(a) and 10.3(b) and shall be in lieu of damages incurred in the event of such termination.

10.4  JBI Termination Fee.

(a) In the event that this Agreement is terminated (i) by the JBI Board outside of and not pursuant to any provision in Section 10.1, or (ii) by the ABI Board pursuant to Section 10.1(k), then JBI shall, on the date of such termination, pay to ABI, by wire transfer of immediately available funds, the amount of $300,000.00 (the “JBI Termination Fee”).

(b) JBI acknowledges that the agreement contained in Section 10.4(a) is an integral part of the transactions provided for in this Agreement, and that, without this agreement, ABI would not enter into this Agreement; accordingly, if JBI fails to promptly pay the amount due pursuant to Section 10.4(a), and, in order to obtain such payment, ABI commences a suit which results in a judgment for any of the JBI Termination Fee, JBI shall pay ABI its costs and expenses (including attorneys’ fees) in connection with such suit. Payment of the JBI Termination Fee pursuant to this Section 10.4 shall be the exclusive remedy for termination of this Agreement as contemplated by Section 10.4(a) and shall be in lieu of damages incurred in the event of such termination.

10.5  Non-Survival of Representations and Covenants. The respective representations, warranties, obligations, covenants and agreements of the Parties shall not survive the Effective Time, except for those covenants and agreements contained herein which by their terms apply in whole or in part after the Effective Time.

ARTICLE XI

MISCELLANEOUS

11.1  Definitions. Except as otherwise provided herein, the capitalized terms set forth below (in their singular and plural forms as applicable) shall have the following meanings:

“ABI” shall mean Atlantic BancGroup, Inc., a Florida corporation.

“ABI Allowance” shall have the meaning provided for in Section 5.9(a)(v) of this Agreement.

“ABI Bank” shall mean Oceanside Bank, a Florida banking corporation.

“ABI Benefit Plans” shall have the meaning set forth in Section 5.14(a) of this Agreement.

“ABI Board” shall mean the Board of Directors of ABI.

“ABI Call Reports” shall mean (i) the Reports of Income and Condition of ABI Bank for the years ended December 31, 2009, 2008 and 2007, as filed with the FDIC; (ii) the Reports of Income and Condition of ABI Bank delivered by ABI to JBI with respect to periods ended subsequent to December 31, 2009; (iii) the Consolidated Financial Statements for Bank Holding Companies, Form FRY 9C, of ABI for the year ended December 31, 2009; and (iv) the Consolidated Financial Statements for Bank Holding Companies, Form FRY 9C, of ABI with respect to periods ended subsequent to December 31, 2009.

“ABI Certificate” shall have the meaning provided in Section 4.2 of this Agreement.

“ABI Common Stock” shall mean the $.01 par value common stock of ABI.

“ABI Companies” shall mean, collectively, ABI and all ABI Subsidiaries.

F-2-42

“ABI Contracts” shall have the meaning set forth in Section 5.15 of this Agreement.

“ABI ERISA Plan” shall have the meaning set forth in Section 5.14(a) of this Agreement.

“ABI Financial Advisor” shall have the meaning set forth in Section 5.24 of this Agreement.

“ABI Financial Statements” shall mean (i) the audited consolidated balance sheets (including related notes and schedules, if any) of ABI as of December 31, 2009, 2008 and 2007, and the related statements of income, changes in stockholders’ equity and cash flows (including related notes and schedules, if any) for the years then ended, together with the report thereon of Mauldin & Jenkins Certified Public Accountants, LLC, independent certified public accountants, and (ii) the unaudited consolidated balance sheets of ABI (including related notes and schedules, if any) and related statements of income, changes in stockholders’ equity and cash flows (including related notes and schedules, if any) with respect to periods ended subsequent to December 31, 2009.

“ABI Pension Plan” shall have the meaning set forth in Section 5.14(a) of this Agreement.

“ABI Preferred Stock” shall mean the preferred stock of ABI.

“ABI Stockholders’ Meeting” shall mean the meeting of the stockholders of ABI to be held pursuant to Section 8.4.1 of this Agreement, including any adjournment or adjournments thereof.

“ABI Subsidiaries” shall mean the Subsidiaries of ABI, which shall include the ABI Subsidiaries described in Section 5.4 of this Agreement and any corporation, bank, savings association or other organization acquired as a Subsidiary of ABI in the future and owned by ABI at the Effective Time.

“ABI Termination Fee” shall have the meaning set forth in Section 10.3(a) of this Agreement.

“Acquisition Agreement” shall have the meaning provided in Section 7.6(a) of this Agreement.

“Acquisition Proposal,” with respect to ABI, means a tender or exchange offer, proposal for a merger, acquisition of all the stock or Assets of, consolidation or other business combination involving ABI or any of its Subsidiaries or any proposal or offer to acquire in any manner more than 15% of the voting power in, or more than 15% of the business, Assets or deposits of, ABI or any of its Subsidiaries, including a plan of liquidation of ABI or any of its Subsidiaries, other than the transactions contemplated by this Agreement.

“Act” shall mean the Federal Deposit Insurance Act.

“1933 Act” shall mean the Securities Act of 1933, as amended.

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

“1934 Act Documents” shall mean the reports and other documents filed and/or required to be filed under the 1934 Act.

“Advisory Fee” shall have the meaning provided in Section 5.24 of this Agreement.

“Affiliate” of a Person shall mean: (i) any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person; (ii) any officer, director, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of such Person; or (iii) any other Person for which a Person described in clause (ii) acts in any such capacity.

“Agreement” shall mean this Agreement and Plan of Merger, including the Exhibits and Schedules delivered pursuant hereto and incorporated herein by reference. References to “the date of this Agreement,” “the date hereof” and words of similar import shall refer to the date this Agreement was first executed, as indicated in the introductory paragraph on the first page hereof.

“Articles of Merger” shall mean the Articles of Merger to be signed by JBI and ABI and filed with the Secretary of State of Florida relating to the Merger as contemplated by Section 1.5 of this Agreement.

“Assets” of a Person shall mean all of the assets, properties, businesses and rights of such Person of every kind, nature, character and description, whether real, personal or mixed, tangible or intangible, accrued or contingent, or otherwise relating to or utilized in such Person’s business, directly or indirectly, in whole or

F-2-43

in part, whether or not carried on the books and records of such Person, and whether or not owned in the name of such Person or any Affiliate of such Person and wherever located.

“Bank Merger” shall have the meaning provided in Section 1.3 of this Agreement.

“Bank Plan” shall have the meaning provided in Section 1.3 of this Agreement.

“BHC Act” shall mean the federal Bank Holding Company Act of 1956, as amended.

“CapGen” shall mean CapGen Capital Group IV LP, a Delaware limited partnership.

“Certificate of Objections” shall have the meaning provided in Section 8.5 of this Agreement.

“Closing” shall mean the closing of the Merger and the other transactions provided for herein, as described in Section 1.2 of this Agreement.

“Confidentiality Agreement” shall have the meaning provided in Section 7.6(a) of this Agreement.

“Consent” shall mean any consent, approval, authorization, clearance, exemption, waiver or similar affirmation by any Person pursuant to any Contract, Law, Order or Permit.

“Contract” shall mean any written or oral agreement, arrangement, authorization, commitment, contract, indenture, debenture, instrument, trust agreement, guarantee, lease, obligation, plan, practice, restriction, understanding or undertaking of any kind or character, or other document to which any Person is a party or that is binding on any Person or its capital stock, Assets or business.

“Covered Employees” shall have the meaning provided in Section 8.17(a) of this Agreement.

“Default” shall mean (i) any breach or violation of or default under any Contract, Order or Permit, (ii) any occurrence of any event that with the passage of time or the giving of notice or both would constitute a breach or violation of or default under any Contract, Order or Permit, or (iii) any occurrence of any event that with or without the passage of time or the giving of notice would give rise to a right to terminate or revoke, change the current terms of, or renegotiate, or to accelerate, increase, or impose any Liability under, any Contract, Order or Permit, where, in any such event, such Default is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on a Party.

“Designated Representative”

(a) with respect to ABI shall mean Barry W. Chandler and/or David L. Young, and

(b) with respect to JBI shall mean Gilbert J. Pomar III and/or Valerie A. Kendall.

“Disclosing Party” shall have the meaning set forth in Section 8.2 of this Agreement.

“Dissenter Provisions” shall have the meaning provided in Section 3.4 of this Agreement.

“Effective Time” shall mean the date and time at which the Merger becomes effective as provided in Section 1.5 of this Agreement.

“Employment Laws” shall mean all Laws relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, unemployment wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health and plant closing, including, but not limited to, 42 U.S.C. § 1981, Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, the Age Discrimination in Employment Act, the Equal Pay Act, the Fair Labor Standards Act, the Family and Medical Leave Act, the Americans with Disabilities Act, Workers’ Compensation, Uniformed Services Employment and Re-Employment Rights Act of 1994, Older Workers Benefit Protection Act, Pregnancy Discrimination Act and the Worker Adjustment and Retraining Notification Act.

“Environmental Laws” shall mean all Laws which are administered, interpreted or enforced by the United States Environmental Protection Agency and state and local agencies with jurisdiction over pollution or protection of the environment.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

F-2-44

“Exchange Agent” shall mean Computershare Investor Services, LLC.

“Exchange Ratio” shall have the meaning given such term in Section 3.1(b) hereof.

“FBCA” shall mean the Florida Business Corporation Act, as amended.

“FDIC” shall mean the Federal Deposit Insurance Corporation.

“FRB” or “Federal Reserve Board” shall mean Board of Governors of the Federal Reserve System.

“GAAP” shall mean generally accepted accounting principles, consistently applied during the periods involved.

“Hazardous Material” shall mean any pollutant, contaminant, or hazardous substance within the meaning of the Comprehensive Environment Response, Compensation, and Liability Act, 42 U.S.C. § 9601 et seq., or any similar federal, state or local Law.

“IIPI” shall have the meaning provided in Section 5.34 of this Agreement.

“Indemnified Party” shall have the meaning provided in Section 8.16(a) of this Agreement.

“Investment” shall have the meaning ascribed to such term in the Stock Purchase Agreement.

“IRC” shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Investors” shall have the meaning provided in the Preamble of this Agreement.

“JBI” shall mean Jacksonville Bancorp, Inc., a Florida corporation.

“JBI Board” shall mean the Board of Directors of JBI.

“JBI Common Stock” shall mean the $.01 par value common stock of JBI.

“JBI Companies” shall mean, collectively, JBI and all JBI Subsidiaries.

“JBI Financial Advisor” shall mean Wunderlich Securities, Inc.

“JBI Financial Statements” shall mean (i) the audited consolidated balance sheets (including related notes and schedules, if any) of JBI as of December 31, 2009, 2008 and 2007, and the related statements of income, changes in stockholders’ equity and cash flows (including related notes and schedules, if any) for the years then ended, as delivered by JBI to ABI, and (ii) the unaudited consolidated balance sheets of JBI (including related notes and schedules, if any) and related statements of income, changes in stockholders’ equity and cash flows (including related notes and schedules, if any) delivered by JBI to ABI with respect to periods ended subsequent to December 31, 2009.

“JBI Stockholders’ Meeting” shall mean the meeting of the stockholders of JBI to be held pursuant to Section 8.4.2 of this Agreement, including any adjournment or adjournments thereof.

“JBI Subsidiaries” shall mean the Subsidiaries of JBI.

“JBI Termination Fee” shall have the meaning set forth in Section 10.4(a) of this Agreement.

“Knowledge” as used with respect to a Party shall mean the actual knowledge of the officers and directors of such Party and that knowledge that any director of the Party would have obtained upon a reasonable examination of the books, records and accounts of such Party and that knowledge that any officer of the Party would have obtained upon a reasonable examination of the books, records and accounts of such officer and such Party.

“Law” shall mean any code, law, ordinance, regulation, reporting or licensing requirement, rule, or statute applicable to a Person or its Assets, Liabilities or business, including without limitation those promulgated, interpreted or enforced by any of the Regulatory Authorities.

“Liability” shall mean any direct or indirect, primary or secondary, liability, indebtedness, obligation, penalty, cost or expense (including without limitation costs of investigation, collection and defense), claim,

F-2-45

deficiency, guaranty or endorsement of or by any Person (other than endorsements of notes, bills, checks and drafts presented for collection or deposit in the ordinary course of business) of any type, whether accrued, absolute or contingent, liquidated or unliquidated, matured or unmatured, or otherwise.

“Lien” shall mean any conditional sale agreement, default of title, easement, encroachment, encumbrance, hypothecation, infringement, lien, mortgage, pledge, reservation, restriction, security interest, title retention or other security arrangement, or any adverse right or interest, charge or claim of any nature whatsoever of, on or with respect to any property or property interest, other than (i) Liens for current property Taxes not yet due and payable, (ii) for depository institution Subsidiaries of a Party, pledges to secure deposits and other Liens incurred in the ordinary course of the banking business, and (iii) Liens which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on a Party.

“Litigation” shall mean any action, arbitration, cause of action, claim, complaint, criminal prosecution, demand letter, governmental or other examination or investigation, hearing, inquiry, administrative or other proceeding or notice (written or oral) by any Person alleging potential Liability or requesting information relating to or affecting a Party, its business, its Assets (including without limitation Contracts related to it), or the transactions provided for in this Agreement, but shall not include regular, periodic examinations of depository institutions and their Affiliates by Regulatory Authorities.

“Litigation Reserve” shall have the meaning set forth in Section 5.9(a)(v) of this Agreement.

“Loan Property” shall mean any property owned by a Party in question or by any of its Subsidiaries or in which such Party or Subsidiary holds a security interest, and, where required by the context, includes the owner or operator of such property, but only with respect to such property.

“Loans” shall have the meaning set forth in Section 5.9(a)(i) of this Agreement.

“Material” for purposes of this Agreement shall be determined in light of the facts and circumstances of the matter in question; provided that any specific monetary amount stated in this Agreement shall determine materiality in that instance.

“Material Adverse Effect” on a Party shall mean (a) an event, change or occurrence that, individually or together with any other event, change or occurrence, has a material adverse impact on (i) the financial position, results of operations or business of such Party and its Subsidiaries, taken as a whole, or (ii) the ability of such Party to perform its obligations under this Agreement or to consummate the Merger or the other transactions provided for in this Agreement; or (b) with respect to any ABI Company, any breach of, or any enforcement action taken by a Regulatory Authority based upon, arising out of, or relating to an alleged breach of, the Stipulation to the Issuance of a Consent Order received by ABI Bank on January 7, 2010 (except that the breach of the agreement in such order to increase capital by April 7, 2010 shall not be considered a Material Adverse Effect); provided that “Material Adverse Effect” shall not be deemed to include the effects of (x) changes in banking and similar Laws of general applicability or interpretations thereof by courts of governmental authorities, (y) changes in generally accepted accounting principles or regulatory accounting principles generally applicable to banks and their holding companies and (z) the Merger or the announcement of the Merger on the operating performance of the Parties.

“Merger” shall mean the merger of ABI with and into JBI referred to in the Preamble of this Agreement.

“MOU” shall have the meaning set forth in Section 6.10(b) of this Agreement.

“NASD” shall mean the National Market System of the National Association of Securities Dealers, Inc.

“NASDAQ” shall mean the National Association of Securities Dealers Automated Quotations System.

“Order” shall mean any administrative decision or award, decrees, injunction, judgment, regulation, directive, consent agreement, memorandum of understanding, order, quasi-judicial decision or award, ruling, or writ of any federal, state, local or foreign or other court, arbitrator, mediator, tribunal, administrative agency or Regulatory Authority.

“OREO Reserve” shall have the meaning set forth in Section 5.9(a)(v) of this Agreement.

F-2-46

“Participation Facility” shall mean any facility in which the Party in question or any of its Subsidiaries participates in the management and, where required by the context, includes the owner or operator or such property, but only with respect to such property.

“Party” shall mean either ABI or JBI, and “Parties” shall mean both ABI and JBI.

“Permit” shall mean any federal, state, local and foreign governmental approval, authorization, certificate, easement, filing, franchise, license, notice, permit or right to which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities, Assets or business.

“Person” shall mean a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, trust, business association, group acting in concert or any person acting in a representative capacity.

“Proxy Statement/Prospectus” shall have the meaning set forth in Section 5.18 of this Agreement.

“Receiving Party” shall have the meaning set forth in Section 8.2(b) of this Agreement.

“Regulatory Authorities” shall mean, collectively, the Federal Trade Commission, the United States Department of Justice, the FRB, the FDIC, all state regulatory agencies having jurisdiction over the Parties and their respective Subsidiaries, the NASD and the SEC.

“Related Interest” shall have the meaning set forth in Section 5.15 of this Agreement.

“Resolutions” shall have the meaning set forth in Section 6.10(b) of this Agreement.

“S-4 Registration Statement” shall have the meaning set forth in Section 5.18 of this Agreement.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Laws” shall mean the 1933 Act, the 1934 Act, the Investment Company Act of 1940 as amended, the Investment Advisers Act of 1940, as amended, the Trust Indenture Act of 1939, as amended, the Sarbanes-Oxley Act, and the rules and regulations of any Regulatory Authority promulgated thereunder.

“Stock Purchase” shall have the meaning provided in the Preamble of this Agreement.

“Stock Purchase Agreement” shall have the meaning provided in the Preamble of this Agreement.

“Subsidiaries” shall mean all those corporations, banks, associations or other entities of which the entity in question owns or controls 50% or more of the outstanding equity securities either directly or through an unbroken chain of entities as to each of which 50% or more of the outstanding equity securities is owned directly or indirectly by its parent; provided, however, there shall not be included any such entity acquired through foreclosure or any such entity the equity securities of which are owned or controlled in a fiduciary capacity.

“Superior Proposal” means a bona fide written Acquisition Proposal which the ABI Board concludes in good faith to be more favorable from a financial point of view to its stockholders than the Merger and the other transactions contemplated hereby, (1) after receiving the advice of its financial advisors (who shall be a nationally recognized investment banking firm, JBI agreeing that the ABI Financial Advisor is a nationally recognized investment banking firm), (2) after taking into account the likelihood of consummation of such transaction on the terms set forth therein (as compared to, and with due regard for, the terms herein) and (3) after taking into account all legal (with the advice of outside counsel), financial (including the financing terms of any such proposal), regulatory and other aspects of such proposal and any other relevant factors permitted under applicable law; provided that for purposes of the definition of “Superior Proposal”, the references to “more than 15%” in the definition of Acquisition Proposal shall be deemed to be references to “a majority” and the definition of Acquisition Proposal shall only refer to a transaction involving HBI and not its Subsidiaries.

“Surviving Bank” shall have the meaning provided in Section 5.34 of this Agreement.

“Surviving Corporation” shall mean JBI as the surviving corporation in the Merger.

“Takeover Laws” shall have the meaning set forth in Section 5.27 of this Agreement.

F-2-47

“Tax Opinion” shall have the meaning set forth in Section 9.1(e) of this Agreement.

“Taxes” shall mean any federal, state, county, local, foreign and other taxes, assessments, charges, fares, and impositions, including interest and penalties thereon or with respect thereto.

“USA Patriot Act” shall have the meaning set forth in Section 5.12 of this Agreement.

“Via Mare Sale” shall have the meaning set forth in Section 8.18 of this Agreement.

11.2  Entire Agreement. Except as otherwise expressly provided herein, this Agreement (including the documents and instruments referred to herein) constitutes the entire agreement between the Parties with respect to the transactions provided for herein and supersedes all prior arrangements or understandings with respect thereto, written or oral.

11.3  Amendments. To the extent permitted by Law, this Agreement may be amended by a subsequent writing signed by each of the Parties upon the approval of the Boards of Directors of each of the Parties; provided, however, that after approval of this Agreement by the holders of ABI Common Stock, there shall be made no amendment that pursuant to applicable Law requires further approval by the ABI stockholders without the further approval of the ABI stockholders.

11.4  Waivers.

(a) Prior to or at the Effective Time, JBI, acting through the JBI Board, chief executive officer or other authorized officer, shall have the right to waive any Default in the performance of any term of this Agreement by ABI, to waive or extend the time for the compliance or fulfillment by ABI of any and all of its obligations under this Agreement, and to waive any or all of the conditions precedent to the obligations of JBI under this Agreement, except any condition which, if not satisfied, would result in the violation of any Law. No such waiver shall be effective unless in writing signed by a duly authorized officer of JBI. No representation or warranty in this Agreement shall be affected or deemed waived by reason of the fact that JBI and/or its representatives knew or should have known that any such representation or warranty was, is, might be or might have been inaccurate in any respect.

(b) Prior to or at the Effective Time, ABI, acting through the ABI Board, chief executive officer or other authorized officer, shall have the right to waive any Default in the performance of any term of this Agreement by JBI, to waive or extend the time for the compliance or fulfillment by JBI of any and all of its obligations under this Agreement, and to waive any or all of the conditions precedent to the obligations of ABI under this Agreement, except any condition which, if not satisfied, would result in the violation of any Law. No such waiver shall be effective unless in writing signed by a duly authorized officer of ABI. No representation or warranty in this Agreement shall be affected or deemed waived by reason of the fact that ABI and/or its representatives knew or should have known that any such representation or warranty was, is, might be or might have been inaccurate in any respect.

11.5  Assignment. Except as expressly provided for herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any Party hereto (whether by operation of Law or otherwise) without the prior written consent of the other Party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

F-2-48

11.6  Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

If to JBI, then to:	Jacksonville Bancorp, Inc. 100 North Laura Street Jacksonville, Florida 32202 Telecopy Number: (904) 421-3050
	Attention:	Gilbert J. Pomar, III President
with a copy to:	McGuireWoods LLP Bank of America Tower 50 North Laura Street, Suite 3300 Jacksonville, Florida 32202-3661 Telecopy Number: (904) 360-6324
	Attention:	Halcyon E. Skinner, Esquire
If to ABI, then to:	Atlantic BancGroup, Inc. 1315 South Third Street Jacksonville Beach, Florida 32250 Telecopy Number: (904) 247-9402
	Attention:	Barry W. Chandler President and Chief Executive Officer
with a copy to:	Smith Hulsey & Busey 225 Water Street Suite 1800 Jacksonville, FL 32202 Telecopy Number: (904) 359-7708
	Attention:	John R. Smith, Jr., Esquire

11.7  Brokers and Finders. Except as provided in Section 5.24 as to ABI, each of the Parties represents and warrants that neither it nor any of its officers, directors, employees or Affiliates has employed any broker or finder or incurred any Liability for any financial advisory fees, investment bankers’ fees, brokerage fees, commissions or finders’ fees in connection with this Agreement or the transactions provided for herein. In the event of a claim by any broker or finder based upon his or its representing or being retained by or allegedly representing or being retained by ABI or JBI, each of ABI and JBI, as the case may be, agrees to indemnify and hold the other Party harmless of and from any Liability with respect to any such claim.

11.8  Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Florida without regard to any applicable conflicts of Laws, except to the extent federal law shall be applicable.

11.9  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same document with the same force and effect as though all parties had executed the same document.

11.10  Captions. The captions as to contents of particular articles, sections or paragraphs contained in this Agreement and the table of contents hereto are for reference purposes only and are not part of this Agreement.

11.11  Enforcement of Agreement. Subject to Sections 10.3(c) and 10.4(b), the Parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the

F-2-49

terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. In any dispute or action between the Parties arising out of this Agreement, including any litigation, arbitration, and appellate proceedings (and efforts to enforce the judgment, award or other disposition of any of the same), the prevailing party shall be entitled to have and recover from the other Party all reasonable fees, costs and expenses incurred in connection with such dispute or action (including reasonable attorneys’ fees).

11.12  Severability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, but only as long as both the economic and legal substance of the transactions that this Agreement contemplates are not affected in any manner materially adverse to any Party. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

11.13  Construction of Terms. Where the context so requires or permits, the use of singular form includes the plural, and the use of the plural form includes the singular, and the use of any gender includes any and all genders. Accounting terms used and not otherwise defined in this Agreement have the meanings determined by, and all calculations with respect to accounting or financial matters unless otherwise provided for herein, shall be computed in accordance with generally accepted accounting principles, consistently applied. References herein to articles, sections, paragraphs, subparagraphs or the like shall refer to the corresponding articles, sections, paragraphs, subparagraphs or the like of this Agreement. The words “hereof,” “herein,” and terms of similar import shall refer to this entire Agreement. Unless the context clearly requires otherwise, the use of the terms “including,” “included,” “such as,” or terms of similar meaning, shall not be construed to imply the exclusion of any other particular elements.

11.14  No Construction Against Drafter. Each Party has participated in negotiating and drafting this Agreement, so if an ambiguity or a question of intent or interpretation arises, this Agreement is to be construed as if the Parties had drafted it jointly, as opposed to being construed against a Party because it was responsible for drafting one or more provisions of this Agreement.

11.15  Schedules. The disclosures in the Schedules to this Agreement, and those in any supplement thereto, must relate only to the representations and warranties in the Section of the Agreement to which they expressly relate and not to any other representation or warranty in this Agreement. In the event of any inconsistency between the covenants or statements in the body of this Agreement and those in the Schedules (other than an exception expressly set forth as such in the Schedules with respect to a specifically identified representation or warranty), the covenants and statements in the body of this Agreement will control.

11.16  Exhibits and Schedules. Each of the exhibits and schedules attached hereto is an integral part of this Agreement and shall be applicable as if set forth in full at the point in the Agreement where reference to it is made.

11.17  No Third Party Beneficiaries. Nothing in this Agreement expressed or implied is intended to confer upon any Person, other than the Parties or their respective successors, any right, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly contemplated by this Agreement.

[SIGNATURE PAGE FOLLOWS]

F-2-50

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed on its behalf and attested by its respectively authorized officers as of the day and year first above written.

JACKSONVILLE BANCORP, INC.

By:	/s/ Gilbert J. Pomar, III Gilbert J. Pomar, III Its: President

ATLANTIC BANCGROUP, INC.

By:	/s/ Barry W. Chandler Barry W. Chandler Its: President and Chief Executive Officer

F-2-51

Annex G

EWING

Investment Bankers since 1939

May 5, 2010

Board of Directors
Atlantic BancGroup, Inc.
1315 South Third Street
Jacksonville Beach, Florida 32

Members of the Board:

You have requested the opinion of Allen C. Ewing & Co. (“Ewing”) as to the fairness, from a financial point of view, to the shareholders of Atlantic BancGroup, Inc. (“Atlantic”) of Jacksonville Beach, Florida, in regard to the terms of the Agreement and Plan of Merger (the “Merger Agreement”) to be executed by and between Jacksonville Bancorp, Inc. (“Jacksonville Bancorp”) and Atlantic, and the Stock Purchase Agreement (the “Agreement”) between CapGen Capital Group IV, LP, et al. and Jacksonville Bancorp.

In arriving at its opinion, Ewing relied upon the accuracy and completeness of the information provided to it by Atlantic and Jacksonville Bancorp. Based upon its analysis of the Merger Agreement and its knowledge of and experience in the valuation of financial institutions and their securities, it is Ewing’s opinion that the terms of the Merger Agreement and the Agreement are fair, from a financial point of view, to the shareholders of Atlantic as of this date.

Ewing’s opinion is directed to the Board of Directors and does not constitute a recommendation to any shareholder as to how such shareholder should vote at the shareholders’ meeting held in connection with the proposed Agreement. Ewing has not been requested to opine as to, and the opinion does not address, the Board’s business decision to enter into the Agreement.

Very truly yours,
ALLEN C. EWING & CO.

By:	Benjamin C. Bishop, Jr.

G-1

EWING

Investment Bankers since 1939

August 26, 2010

Board of Directors
Atlantic BancGroup, Inc.
1315 South Third Street
Jacksonville Beach, Florida 32

Members of the Board:

You have requested the opinion of Allen C. Ewing & Co. (“Ewing”) as to the fairness, from a financial point of view, to the shareholders of Atlantic BancGroup, Inc. (“Atlantic”) of Jacksonville Beach, Florida, in regard to the revised terms of the Agreement and Plan of Merger (the “Merger Agreement”) to be executed by and between Jacksonville Bancorp, Inc. (“Jacksonville Bancorp”) and Atlantic, and the revised Stock Purchase Agreement (the “Agreement”) between CapGen Capital Group IV, LP, et al. and Jacksonville Bancorp.

In arriving at its opinion, Ewing relied upon the accuracy and completeness of the information provided to it by Atlantic and Jacksonville Bancorp. Based upon its analysis of the Merger Agreement and its knowledge of and experience in the valuation of financial institutions and their securities, it is Ewing’s opinion that the revised terms of the Merger Agreement and the revised Agreement are fair, from a financial point of view, to the shareholders of Atlantic as of this date.

Ewing’s opinion is directed to the Board of Directors and does not constitute a recommendation to any shareholder as to how such shareholder should vote at the shareholders’ meeting held in connection with the proposed Merger Agreement. Ewing has not been requested to opine as to, and the opinion does not address, the Board’s business decision to enter into the Merger Agreement.

Very truly yours,
ALLEN C. EWING & CO.

By:	Benjamin C. Bishop, Jr.

G-2

Jacksonville Bancorp Inc.

ATTN: VALERIE A. KENDALL
P.O. BOX 40466
JACKSONVILLE, FL 32203-0466

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the Web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M27725-S69447 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

JACKSONVILLE BANCORP, INC.

The Board of Directors recommends a vote FOR each of the proposals listed below.

* Proposal 1 is conditioned upon the approval of each of the proposals in items 2.A. through 2.J., and Proposal 1 will fail if any such proposal does not pass.
** Each of the proposals to approve the amendment and restatement of the Company's Articles of Incorporation listed in items 2.A. through 2.J. is conditioned upon the approval of all of the other proposals comprising Proposal 2 and upon the approval of Proposal 1. The entire Proposal 2 will fail if any such proposal does not pass.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

M27726-S69447

JACKSONVILLE BANCORP, INC.
Special Meeting of Shareholders
November 9, 2010 at 11:00 AM EDT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I, the undersigned shareholder of Jacksonville Bancorp, Inc. (the "Company"), Jacksonville, Florida, do hereby nominate, constitute and appoint Valerie A. Kendall and Scott M. Hall, or any one of them, my true and lawful proxy and attorney(s) with full power of substitution for me and in my name, place and stead, to represent and vote all of the common stock, par value $.01 per share, of the Company, held in my name on its books as of September 17, 2010, at the Special Meeting of Shareholders to be held on Tuesday, November 9, 2010, and at any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted FOR each of the proposals listed on the reverse side.

Continued and to be signed on reverse side